UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08399

PIMCO Variable Insurance Trust

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Bradley Todd

Treasurer (Principal Financial & Accounting Officer)

PIMCO Variable Insurance Trust

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: December 31

Date of reporting period: June 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.    Reports to Shareholders.

The following are copies of the reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

•	PIMCO All Asset Portfolio
•	PIMCO All Asset All Authority Portfolio
•	PIMCO Balanced Allocation Portfolio
•	PIMCO CommodityRealReturn Strategy Portfolio
•	PIMCO Dynamic Bond Portfolio
•	PIMCO Emerging Markets Bond Portfolio
•	PIMCO Global Bond Opportunities Portfolio (Unhedged)
•	PIMCO Global Core Bond (Hedged) Portfolio
•	PIMCO Global Diversified Allocation Portfolio
•	PIMCO Global Multi-Asset Managed Allocation Portfolio
•	PIMCO High Yield Portfolio
•	PIMCO Income Portfolio
•	PIMCO International Bond Portfolio (U.S. Dollar-Hedged)
•	PIMCO International Bond Portfolio (Unhedged)
•	PIMCO Low Duration Portfolio
•	PIMCO Long-Term U.S. Government Portfolio
•	PIMCO Real Return Portfolio
•	PIMCO Short-Term Portfolio
•	PIMCO Total Return Portfolio

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2019

PIMCO All Asset Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2019

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.2% during the fourth quarter of 2018. For the first quarter of 2019, GDP growth rose to an annual pace of 3.1%. Finally, the Commerce Department’s initial reading for second quarter 2019 GDP, released after the reporting period ended, showed that the U.S. economy grew at a 2.1% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” With its December 2018 rate hike, the Fed increased the federal funds rate to a range between 2.25% and 2.50%. However, at its meeting in January 2019, the Fed tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” This stance was partially attributed to trade tensions and signs of slowing global growth, including weakening manufacturing data. Finally, at its meeting that concluded on July 31, 2019, after the reporting period ended, the Fed lowered the federal funds rate to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008.

Growth outside the U.S. continued, but the pace generally moderated. According to the International Monetary Fund (“IMF”), global growth is projected to be 3.3% in 2019, versus 3.6% in 2018. From a regional perspective, the U.S. economy is expected to expand 2.3% in 2019, compared to 2.9% in the prior year. Elsewhere, the IMF anticipates 2019 GDP growth in the eurozone, UK and Japan will be 1.3%, 1.2% and 1.0%, respectively. For comparison purposes, these economies expanded 1.8%, 1.4% and 0.8%, respectively, in 2018.

Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies. The ECB ended its quantitative easing program in December 2018 and indicated that it does not expect to raise interest rates, “at least through the first half of 2020.” Meanwhile, the Bank of England kept rates on hold for the reporting period.

Both short- and long-term U.S. Treasury yields declined. In our view, falling rates were partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the two-year U.S. Treasury note was 1.75% at the end of the reporting period, compared to 2.48% on December 31, 2018. Meanwhile, the yield on the benchmark 10-year U.S. Treasury note was 2.00% at the end of the reporting period, versus 2.69% on December 31, 2018. The Bloomberg Barclays Global Treasury Index (USD hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 5.52%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD hedged), a widely used index of global investment grade credit bonds, returned 8.22%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD hedged), a widely used index of below investment grade bonds, returned 10.05%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD hedged), returned 10.60%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 8.72%.

Global equities also produced strong results. Despite periods of volatility, U.S. equities moved sharply higher. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations and a more accommodative Fed. All told, U.S. equities, as represented by the S&P 500 Index, returned 18.54%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 10.59%, whereas global equities, as

2	PIMCO VARIABLE INSURANCE TRUST

represented by the MSCI World Index, returned 16.98%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 7.53%, and European equities, as represented by the MSCI Europe Index (in EUR), returned 16.24%.

Commodity prices fluctuated and largely moved higher. When the reporting period began, Brent crude oil was approximately $54 a barrel, but by the end, it was roughly $67 a barrel. Elsewhere, gold and copper prices also rose.

Finally, there were periods of volatility in the foreign exchange markets, due in part to signs of moderating global growth and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar strengthened against a number of other major currencies. For example, the U.S. dollar returned 0.82% and 0.45% versus the euro and British pound, respectively. However, the U.S. dollar fell 1.71% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

.	Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2019	3

Important Information About the PIMCO All Asset Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO All Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio may invest substantially all of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of PIMCO Funds, PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds and series of PIMCO Funds sub-advised by Gurtin Municipal Bond Management (collectively, “Underlying PIMCO Funds”). The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

We believe that equity funds and bond funds have an important role to play in a well-diversified portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Underlying PIMCO Funds are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of interest rate risk, especially as the Federal Reserve Board ended its quantitative easing program in October 2014 and raised interest rates several times thereafter before lowering them in July 2019. Interest rates may change in the future depending upon the Federal Reserve Board’s view of economic growth, inflation, employment and other market factors. To the extent the Federal Reserve Board raises interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Portfolio’s performance, or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

With respect to certain securities, the Portfolio may make different asset class, sector or geographical classifications for the purpose of monitoring compliance with investment guidelines than the classifications disclosed in this report.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed

4	PIMCO VARIABLE INSURANCE TRUST

to international trade tensions and may impact portfolio securities held by the Underlying PIMCO Funds.

The United Kingdom’s decision to leave the European Union may impact Portfolio returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests are not known.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO All Asset Portfolio	04/30/03	01/31/06	04/30/04	04/30/03	04/30/04	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio

SEMIANNUAL REPORT	JUNE 30, 2019	5

Important Information About the PIMCO All Asset Portfolio (Cont.)

securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-PORT. The Portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov and are available without charge, upon request by calling the Portfolio at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Portfolio filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO All Asset Portfolio

Cumulative Returns Through June 30, 2019

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Top 10 Holdings as of 06/30/2019†§

PIMCO RAE PLUS EMG Fund	12.0%

PIMCO Emerging Markets Currency and Short-Term Investments Fund	11.5%

PIMCO RAE Emerging Markets Fund	8.6%

PIMCO RAE Fundamental Advantage PLUS Fund	7.4%

PIMCO RAE Worldwide Long/Short PLUS Fund	6.4%

PIMCO Long-Term Real Return Fund	5.7%

PIMCO Income Fund	5.4%

PIMCO Emerging Markets Local Currency and Bond Fund	3.9%

PIMCO CommoditiesPLUS® Strategy Fund	3.7%

PIMCO Extended Duration Fund	3.5%
†	% of Investments, at value.

§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended June 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO All Asset Portfolio Institutional Class	8.07%	4.79%	2.51%	6.05%	4.76%
PIMCO All Asset Portfolio Class M	7.90%	4.38%	2.05%	5.58%	5.09%
PIMCO All Asset Portfolio Administrative Class	8.09%	4.58%	2.34%	5.89%	5.63%
PIMCO All Asset Portfolio Advisor Class	8.05%	4.52%	2.27%	5.79%	5.30%
Bloomberg Barclays U.S. TIPS: 1-10 Year Index±	5.17%	4.67%	1.42%	2.93%	3.63%♦
Consumer Price Index + 500 Basis Points±±	3.47%	6.66%	6.48%	6.74%	7.07%♦

All Portfolio returns are net of fees and expenses.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 04/30/2003.

± Bloomberg Barclays U.S. TIPS: 1-10 Year Index is an unmanaged market index comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years.

±± CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (CPI). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), were 1.415% for Institutional Class shares, 1.865% for Class M shares, 1.565% for Administrative Class shares, and 1.665% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO All Asset Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstance substantially all of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of PIMCO Funds, PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds and series of PIMCO Funds sub-advised by Gurtin Municipal Bond Management (collectively, “Underlying PIMCO Funds”) and does not invest directly in stocks or bonds of other issuers. Research Affiliates, the Portfolio’s asset allocation sub-adviser, determines how the Portfolio allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes. In addition to investing in the Underlying PIMCO Funds, at the discretion of PIMCO and without shareholder approval, the Portfolio may invest in additional Underlying PIMCO Funds created in the future. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»

Exposure to emerging market equities, primarily through the PIMCO RAE PLUS EMG Fund, PIMCO RAE Low Volatility PLUS EMG Fund, and PIMCO RAE Emerging Markets Fund, contributed to performance, as these Underlying PIMCO Funds posted positive returns.

»

Exposure to commodities and REITs, primarily through the PIMCO CommoditiesPLUS® Strategy Fund and PIMCO RealEstateRealReturn Strategy Fund, contributed to performance, as these Underlying PIMCO Funds posted positive returns.

»

Exposure to emerging market bonds and currencies, primarily through the PIMCO Emerging Markets Local Currency and Bond Fund and the PIMCO Emerging Markets Currency and Short-Term Investments Fund, contributed to performance, as these Underlying PIMCO Funds posted positive returns.

»

Allocations to U.S. long maturity bond strategies, primarily through the PIMCO Long-Term U.S. Government Fund and the PIMCO Extended Duration Fund, contributed to performance, as these Underlying PIMCO Funds posted positive returns.

»

Exposure to developed ex U.S. equities, primarily through the PIMCO RAE PLUS International Fund, PIMCO RAE Low Volatility PLUS International Fund, and PIMCO StocksPLUS® International Fund (USD Hedged), contributed to performance, as these Underlying PIMCO Funds posted positive returns.

SEMIANNUAL REPORT	JUNE 30, 2019	7

Expense Example PIMCO All Asset Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2019 to June 30, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During Period*	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,080.70	$1.41	$1,000.00	$1,023.30	$1.37	0.28%
Class M	1,000.00	1,079.00	3.72	1,000.00	1,021.08	3.61	0.73
Administrative Class	1,000.00	1,080.90	2.18	1,000.00	1,022.56	2.12	0.43
Advisor Class	1,000.00	1,080.50	2.69	1,000.00	1,022.07	2.62	0.53

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

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SEMIANNUAL REPORT	JUNE 30, 2019	9

Financial Highlights PIMCO All Asset Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain (Loss)	Total(b)
Institutional Class

01/01/2019 - 06/30/2019+	$10.05	$0.15	$0.66	$0.81	$(0.13)	$0.00	$(0.13)

12/31/2018	10.97	0.51	(1.07)	(0.56)	(0.36)	0.00	(0.36)

12/31/2017	10.11	0.58	0.80	1.38	(0.50)	0.00	(0.52)

12/31/2016	9.19	0.24	0.96	1.20	(0.26)	0.00	(0.28)

12/31/2015	10.47	0.33	(1.26)	(0.93)	(0.34)	0.00	(0.35)

12/31/2014	10.98	0.47	(0.38)	0.09	(0.60)	0.00	(0.60)
Class M

01/01/2019 - 06/30/2019+	10.12	0.13	0.67	0.80	(0.11)	0.00	(0.11)

12/31/2018	11.04	0.50	(1.11)	(0.61)	(0.31)	0.00	(0.31)

12/31/2017	10.18	0.46	0.87	1.33	(0.45)	0.00	(0.47)

12/31/2016	9.25	0.19	0.97	1.16	(0.21)	0.00	(0.23)

12/31/2015	10.53	0.30	(1.27)	(0.97)	(0.30)	0.00	(0.31)

12/31/2014	11.04	0.42	(0.38)	0.04	(0.55)	0.00	(0.55)
Administrative Class

01/01/2019 - 06/30/2019+	9.93	0.14	0.66	0.80	(0.12)	0.00	(0.12)

12/31/2018	10.85	0.48	(1.06)	(0.58)	(0.34)	0.00	(0.34)

12/31/2017	10.01	0.47	0.87	1.34	(0.48)	0.00	(0.50)

12/31/2016	9.10	0.22	0.95	1.17	(0.24)	0.00	(0.26)

12/31/2015	10.36	0.32	(1.24)	(0.92)	(0.33)	0.00	(0.34)

12/31/2014	10.88	0.45	(0.39)	0.06	(0.58)	0.00	(0.58)
Advisor Class

01/01/2019 - 06/30/2019+	10.05	0.14	0.67	0.81	(0.12)	0.00	(0.12)

12/31/2018	10.97	0.47	(1.06)	(0.59)	(0.33)	0.00	(0.33)

12/31/2017	10.12	0.47	0.87	1.34	(0.47)	0.00	(0.49)

12/31/2016	9.19	0.21	0.97	1.18	(0.23)	0.00	(0.25)

12/31/2015	10.47	0.31	(1.26)	(0.95)	(0.32)	0.00	(0.33)

12/31/2014	10.98	0.43	(0.37)	0.06	(0.57)	0.00	(0.57)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of common shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 8, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.73	8.07%	$11,198	0.275	%*	0.425	%*	0.275	%*	0.425	%*	2.96	%*	17%

10.05	(5.20)	10,616	0.305		0.425		0.305		0.425		4.78		37

10.97	13.77	12,827	0.325		0.425		0.325		0.425		5.43		40

10.11	13.08	5,726	0.275		0.425		0.275		0.425		2.43		67

9.19	(8.95)	4,811	0.285		0.425		0.285		0.425		3.25		41

10.47	0.72	9,688	0.275		0.425		0.275		0.425		4.24		98

10.81	7.90	75,135	0.725	*	0.875	*	0.725	*	0.875	*	2.49	*	17

10.12	(5.59)	73,521	0.755		0.875		0.755		0.875		4.62		37

11.04	13.19	75,309	0.775		0.875		0.775		0.875		4.26		40

10.18	12.59	65,033	0.725		0.875		0.725		0.875		1.91		67

9.25	(9.32)	68,206	0.735		0.875		0.735		0.875		2.88		41

10.53	0.24	86,496	0.725		0.875		0.725		0.875		3.70		98

10.61	8.09	441,343	0.425	*	0.575	*	0.425	*	0.575	*	2.79	*	17

9.93	(5.41)	444,136	0.455		0.575		0.455		0.575		4.56		37

10.85	13.54	554,749	0.475		0.575		0.475		0.575		4.46		40

10.01	12.93	537,663	0.425		0.575		0.425		0.575		2.23		67

9.10	(8.99)	537,330	0.435		0.575		0.435		0.575		3.15		41

10.36	0.47	722,608	0.425		0.575		0.425		0.575		4.01		98

10.74	8.05	185,562	0.525	*	0.675	*	0.525	*	0.675	*	2.71	*	17

10.05	(5.45)	178,643	0.555		0.675		0.555		0.675		4.38		37

10.97	13.38	231,030	0.575		0.675		0.575		0.675		4.35		40

10.12	12.90	226,099	0.525		0.675		0.525		0.675		2.12		67

9.19	(9.19)	226,532	0.535		0.675		0.535		0.675		3.02		41

10.47	0.46	328,716	0.525		0.675		0.525		0.675		3.86		98

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	11

Statement of Assets and Liabilities PIMCO All Asset Portfolio

June 30, 2019 (Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$955
Investments in Affiliates	713,619
Receivable for Portfolio shares sold	146
Dividends receivable from Affiliates	1,282
Reimbursement receivable from PIMCO	82
Total Assets	716,084

Liabilities:

Payable for investments in Affiliates purchased	$2,231
Payable for Portfolio shares redeemed	275
Accrued investment advisory fees	94
Accrued supervisory and administrative fees	135
Accrued distribution fees	61
Accrued servicing fees	50
Total Liabilities	2,846

Net Assets	$713,238

Net Assets Consist of:

Paid in capital	$767,947
Distributable earnings (accumulated loss)	(54,709)

Net Assets	$713,238

Net Assets:

Institutional Class	$11,198
Class M	75,135
Administrative Class	441,343
Advisor Class	185,562

Shares Issued and Outstanding:

Institutional Class	1,043
Class M	6,952
Administrative Class	41,596
Advisor Class	17,285

Net Asset Value Per Share Outstanding:

Institutional Class	$10.73
Class M	10.81
Administrative Class	10.61
Advisor Class	10.74

Cost of investments in securities	$955
Cost of investments in Affiliates	$682,969

* Includes repurchase agreements of:	$955

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO All Asset Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2019 (Unaudited)

Investment Income:

Interest	$1
Dividends from Investments in Affiliates	11,309
Total Income	11,310

Expenses:

Investment advisory fees	614
Supervisory and administrative fees	878
Distribution and/or servicing fees - Class M	165
Servicing fees - Administrative Class	327
Distribution and/or servicing fees - Advisor Class	227
Trustee fees	5
Interest expense	1
Total Expenses	2,217
Waiver and/or Reimbursement by PIMCO	(537)
Net Expenses	1,680

Net Investment Income (Loss)	9,630

Net Realized Gain (Loss):

Investments in Affiliates	(10,317)

Net Realized Gain (Loss)	(10,317)

Net Change in Unrealized Appreciation (Depreciation):

Investments in Affiliates	55,793

Net Change in Unrealized Appreciation (Depreciation)	55,793

Net Increase (Decrease) in Net Assets Resulting from Operations	$55,106

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	13

Statements of Changes in Net Assets PIMCO All Asset Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$9,630	$36,184
Net realized gain (loss)	(10,317)	8,012
Net change in unrealized appreciation (depreciation)	55,793	(87,372)

Net Increase (Decrease) in Net Assets Resulting from Operations	55,106	(43,176)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(133)	(414)
Class M	(743)	(2,224)
Administrative Class	(5,084)	(15,679)
Advisor Class	(2,041)	(6,185)

Total Distributions(a)	(8,001)	(24,502)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(40,783)	(99,321)

Total Increase (Decrease) in Net Assets	6,322	(166,999)

Net Assets:

Beginning of period	706,916	873,915
End of period	$713,238	$706,916

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 12, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO All Asset Portfolio

June 30, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (b) 0.1%
		$955

Total Short-Term Instruments (Cost $955)		955

Total Investments in Securities (Cost $955)		955

	SHARES
INVESTMENTS IN AFFILIATES 100.1%

MUTUAL FUNDS (a) 98.8%

PIMCO CommoditiesPLUS® Strategy Fund	4,962,928	26,353

PIMCO CommodityRealReturn Strategy Fund®	1,215,852	7,186

PIMCO Dynamic Bond Fund	978,837	10,620

PIMCO Emerging Markets Currency and Short-Term Investments Fund	10,045,169	82,170

PIMCO Emerging Markets Local Currency and Bond Fund	3,973,411	27,973

PIMCO Extended Duration Fund	2,978,578	24,752

PIMCO Government Money Market Fund	2,393,958	2,394

PIMCO High Yield Fund	562,840	5,015

PIMCO High Yield Spectrum Fund	1,016,338	9,970

PIMCO Income Fund	3,175,022	38,481

	SHARES	MARKET VALUE (000S)

PIMCO Investment Grade Credit Bond Fund	1,330,949	$14,201

PIMCO Long Duration Total Return Fund	866,418	9,661

PIMCO Long-Term Real Return Fund	4,719,937	40,450

PIMCO Long-Term U.S. Government Fund	1,661,589	10,684

PIMCO Low Duration Fund	2,260,603	22,199

PIMCO Mortgage Opportunities and Bond Fund	517,520	5,646

PIMCO RAE Emerging Markets Fund	6,171,426	61,221

PIMCO RAE Fundamental Advantage PLUS Fund	5,459,123	53,226

PIMCO RAE Low Volatility PLUS EMG Fund	2,368,472	20,250

PIMCO RAE Low Volatility PLUS International Fund	1,707,580	13,609

PIMCO RAE PLUS EMG Fund	8,323,283	85,980

PIMCO RAE PLUS International Fund	1,329,699	9,547

PIMCO RAE Worldwide Long/Short PLUS Fund	4,501,349	45,554

PIMCO Real Return Fund	676,850	7,520

PIMCO RealEstateRealReturn Strategy Fund	2,632,674	23,878

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	2,897,802	22,951

PIMCO Total Return Fund	1,525,492	15,789

	SHARES	MARKET VALUE (000S)

PIMCO TRENDS Managed Futures Strategy Fund	710,446	$7,069

Total Mutual Funds (Cost $672,934)		704,349

EXCHANGE-TRADED FUNDS 1.3%

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	383,987	9,270

Total Exchange-Traded Funds (Cost $10,035)		9,270

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	10	0

Total Short-Term Instruments (Cost $0)		0

Total Investments in Affiliates (Cost $682,969)		713,619

Total Investments 100.2% (Cost $683,924)		$714,574

Other Assets and Liabilities, net (0.2)%		(1,336)

Net Assets 100.0%		$713,238

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	06/28/2019	07/01/2019	$955	U.S. Treasury Notes 2.375% due 03/15/2022	$(978)	$955	$955

Total Repurchase Agreements						$(978)	$955	$955

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$955	$0	$0	$955	$(978)	$(23)

Total Borrowings and Other Financing Transactions	$955	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	15

Schedule of Investments PIMCO All Asset Portfolio (Cont.)

June 30, 2019 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$955	$0	$955

	$0	$955	$0	$955

Investments in Affiliates, at Value
Mutual Funds	704,349	0	0	704,349
Exchange-Traded Funds	9,270	0	0	9,270

	$713,619	$0	$0	$713,619

Total Investments	$713,619	$955	$0	$714,574

There were no significant transfers into or out of Level 3 during the period ended June 30, 2019.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2019 (Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Class M, Administrative Class and Advisor Class shares of the PIMCO All Asset Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio. Research Affiliates, LLC (“Research Affiliates”) serves as the asset allocation sub-adviser to the Portfolio.

The Portfolio may invest substantially all or a significant portion of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of PIMCO Funds, PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds and series of PIMCO Funds sub-advised by Gurtin Municipal Bond Management (collectively, “Underlying PIMCO Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

SEMIANNUAL REPORT	JUNE 30, 2019	17

Notes to Financial Statements (Cont.)

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification (“ASC”) 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio and Underlying PIMCO Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or an Underlying PIMCO Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the U.S Securities and Exchange Commission (“SEC”).

The assets of the Portfolio consist of shares of the Underlying PIMCO Funds, which are valued at their respective NAVs at the time of valuation of the Portfolio’s shares. For purposes of calculating the NAV of the Underlying PIMCO Funds, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may

18	PIMCO VARIABLE INSURANCE TRUST

June 30, 2019 (Unaudited)

be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants,

(b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of an Underlying PIMCO Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio invests in Underlying PIMCO Funds that hold foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of an Underlying PIMCO Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather

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Notes to Financial Statements (Cont.)

may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s and Underlying PIMCO Funds’ NAVs that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that an Underlying PIMCO Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by an Underlying PIMCO Fund may differ from the value that would be realized if the securities were sold. An Underlying PIMCO Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

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4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio invests under normal circumstances substantially all or a significant portion of its assets in Underlying PIMCO Funds which are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2019 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO CommoditiesPLUS® Strategy Fund	$22,474	$5,190	$(4,385)	$(178)	$3,252	$26,353	$322	$0

PIMCO CommodityRealReturn Strategy Fund®	8,576	136	(2,127)	(168)	769	7,186	136	0

PIMCO Dynamic Bond Fund	11,135	188	(896)	(3)	196	10,620	189	0

PIMCO Emerging Markets Currency and Short-Term Investments Fund	84,751	5,019	(9,576)	(1,760)	3,736	82,170	1,777	0

PIMCO Emerging Markets Local Currency and Bond Fund	40,645	1,025	(16,068)	(7,680)	10,051	27,973	1,025	0

PIMCO Extended Duration Fund	32,046	5,472	(15,311)	(339)	2,884	24,752	288	0

PIMCO Government Money Market Fund	3,775	46,270	(47,651)	0	0	2,394	24	0

PIMCO High Yield Fund	6,860	852	(3,206)	108	401	5,015	173	0

PIMCO High Yield Spectrum Fund	11,455	325	(2,565)	4	751	9,970	326	0

PIMCO Income Fund	40,646	5,995	(9,216)	607	449	38,481	1,124	0

PIMCO Investment Grade Credit Bond Fund	14,790	297	(1,951)	(72)	1,137	14,201	298	0

PIMCO Long Duration Total Return Fund	9,316	167	(779)	(114)	1,071	9,661	168	0

PIMCO Long-Term Real Return Fund	3,062	38,935	(4,973)	303	3,123	40,450	655	0

PIMCO Long-Term U.S. Government Fund	25,837	5,847	(21,644)	(238)	882	10,684	135	0

PIMCO Low Duration Fund	38,750	8,053	(24,969)	(94)	459	22,199	540	0

PIMCO Mortgage Opportunities and Bond Fund	5,227	662	(307)	(1)	65	5,646	86	0

PIMCO RAE Emerging Markets Fund	47,045	10,263	(542)	(56)	4,511	61,221	0	0

PIMCO RAE Fundamental Advantage PLUS Fund	41,092	13,143	(254)	(8)	(747)	53,226	0	0

PIMCO RAE Low Volatility PLUS EMG Fund	23,333	81	(4,071)	14	893	20,250	82	0

PIMCO RAE Low Volatility PLUS International Fund	12,293	1,032	(994)	(125)	1,403	13,609	89	0

PIMCO RAE PLUS EMG Fund	84,176	837	(7,857)	(1,038)	9,862	85,980	0	0

PIMCO RAE PLUS International Fund	6,554	2,743	(379)	(72)	701	9,547	100	0

PIMCO RAE Worldwide Long/Short PLUS Fund	44,092	4,099	(4,102)	(9)	1,474	45,554	1,263	0

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	7,052	2,063	(498)	(121)	774	9,270	27	0

PIMCO Real Return Fund	10,514	86	(3,520)	(104)	544	7,520	85	0

PIMCO RealEstateRealReturn Strategy Fund	28,277	2,870	(11,977)	1,015	3,693	23,878	1,073	0

PIMCO Short-Term Floating NAV Portfolio III	3	0	(3)	0	0	0	0	0

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	21,345	952	(1,855)	(104)	2,613	22,951	952	0

PIMCO Total Return Fund	15,868	6,454	(7,260)	(19)	746	15,789	314	0

PIMCO TRENDS Managed Futures Strategy Fund	7,650	466	(1,082)	(65)	100	7,069	58	0

Totals	$708,639	$169,522	$(210,018)	$(10,317)	$55,793	$713,619	$11,309	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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Notes to Financial Statements (Cont.)

(b) Investments in Securities

The Portfolio (and where applicable, certain Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Exchange-Traded Funds  typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Portfolio (and Underlying PIMCO Funds) would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio (and Underlying PIMCO Funds) bear directly in connection with their own operations. Investments in ETFs entail certain risks; in particular, investments in index ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio (and where applicable, certain Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s (or Underlying PIMCO Funds) custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

6. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. The principal risks of investing in the Portfolio include risks from direct investments and/or for certain Portfolios that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

The following risks are principal risks of investing in a Portfolio.

Allocation Risk is the risk that a Portfolio could lose money as a result of less than optimal or poor asset allocation decisions. The Portfolio could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Fund of Funds Risk is the risk that a Portfolio’s performance is closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds and that the ability of a Portfolio to achieve its investment objective will depend upon the ability of the Underlying PIMCO Funds to achieve their investment objectives.

The following risks are principal risks of investing in a Portfolio that include risks from direct investments and/or indirect exposure through investment in Acquired Funds.

Market Trading Risk is the risk that an active secondary trading market for shares of an Underlying PIMCO Fund that is an exchange-traded fund does not continue once developed, that such Underlying PIMCO Fund may not continue to meet a listing exchange’s trading or listing requirements, or that such Underlying PIMCO Fund’s shares trade at prices other than the Fund’s net asset value.

Municipal Project-Specific Risk is the risk that an Underlying PIMCO Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Municipal Bond Risk is the risk that an Underlying PIMCO Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”) to pay interest or repay principal.

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Interest Rate Risk is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Distressed Company Risk is the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers’ continuing ability to make principal and interest payments.

Market Risk is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. An Underlying PIMCO Fund’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Underlying PIMCO Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Underlying PIMCO Fund’s ability to invest in derivatives, limit the Underlying PIMCO Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Underlying PIMCO Fund’s performance.

Futures Contract Risk is the risk that, while the value of a futures contract tends to correlate with the value of the underlying asset that it represents, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Futures contracts may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

Model Risk is the risk that an Underlying PIMCO Fund’s investment models used in making investment allocation decisions, and the indexation methodologies used in constructing an underlying index for an Underlying PIMCO Fund that seeks to track the investment results of such underlying index, may not adequately take into account certain factors and may result in a decline in the value of an investment in the Underlying PIMCO Fund.

Commodity Risk is the risk that investing in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall

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Notes to Financial Statements (Cont.)

market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk is the risk that a Portfolio’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Portfolio’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Portfolio to liquidity and valuation risk.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Smaller Company Risk is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Portfolio’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Issuer Non-Diversification Risk is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Portfolios that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than portfolios that are “diversified”.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

Tax Risk is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Portfolio’s taxable income or gains and distributions.

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Subsidiary Risk is the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a “Subsidiary”), the Portfolio is indirectly exposed to the risks associated with a Subsidiary’s investments. The Subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a Subsidiary will be achieved.

Value Investing Risk is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Arbitrage Risk is the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected.

Convertible Securities Risk is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Exchange-Traded Fund Risk is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to the Portfolio invested in the exchange-traded fund.

Tracking Error Risk is the risk that the portfolio of an Underlying PIMCO Fund that seeks to track the investment results of an underlying index may not closely track the underlying index for a number of reasons. The Underlying PIMCO Fund incurs operating expenses, which are not applicable to the underlying index, and the costs of buying and selling securities, especially when rebalancing the Underlying PIMCO Fund’s portfolio to reflect changes in the composition of the underlying index. Performance of the Underlying PIMCO Fund and the underlying index may vary due to asset valuation differences and differences between the Underlying PIMCO Fund’s portfolio and the underlying index due to legal restrictions, cost or liquidity restraints. The risk that performance of the Underlying PIMCO Fund and the underlying index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, an Underlying PIMCO Fund’s use of a representative sampling approach may cause the Underlying PIMCO Fund to be less correlated to the return of the underlying index than if the Underlying PIMCO Fund held all of the securities in the underlying index.

Indexing Risk is the risk that an Underlying PIMCO Fund that seeks to track the investment results of an underlying index is negatively affected by general declines in the asset classes represented by the underlying index.

7. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback

SEMIANNUAL REPORT	JUNE 30, 2019	25

Notes to Financial Statements (Cont.)

transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Class M	Administrative Class	Advisor Class
0.175%	0.25%	0.25%	0.25%	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2019 (Unaudited)

Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

	Distribution Fee	Servicing Fee

Class M	0.25%	0.20%

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At June 30, 2019, there were no recoverable amounts.

(f) Acquired Fund Fees and Expenses  Underlying PIMCO Fund expenses incurred by the Portfolio, if any, will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Portfolio’s assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Underlying PIMCO Funds in addition to the Portfolio’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders.

PIMCO has contractually agreed, through May 1, 2020, to waive its Investment Advisory Fee to the extent that the Investment Advisory Fees, Supervisory and Administrative Fees and Management Fees charged by PIMCO to the Underlying PIMCO Funds exceed 0.64% of the total assets invested in Underlying PIMCO Funds. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. In any month in which the investment advisory contract is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the Investment Advisory Fee waived as set forth above (the “Asset Allocation Reimbursement Amount”) during the previous thirty-six months, provided that such amount paid to PIMCO will not: 1) together with any Underlying PIMCO Fund Fees exceed, for such month, the applicable expense limit; 2) exceed the total Asset Allocation Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO. The recoverable amounts to PIMCO at June 30, 2019 were (amounts in thousands†):

12 months	13-24 months	25-36 months	Total
$1,098	$885	$1,031	$3,014

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The waivers are reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2019, the amount was $537,059.

SEMIANNUAL REPORT	JUNE 30, 2019	27

Notes to Financial Statements (Cont.)

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$0	$0	$123,254	$162,365

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2019		Year Ended 12/31/2018

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	42	$451	267	$2,859

Class M	172	1,805	1,365	14,764

Administrative Class	552	5,720	1,873	19,794

Advisor Class	864	9,083	747	8,036
Issued as reinvestment of distributions

Institutional Class	13	133	40	414

Class M	70	743	213	2,224

Administrative Class	490	5,084	1,529	15,679

Advisor Class	195	2,041	596	6,185
Cost of shares redeemed

Institutional Class	(69)	(726)	(420)	(4,421)

Class M	(557)	(5,857)	(1,131)	(12,043)

Administrative Class	(4,160)	(43,017)	(9,829)	(103,603)

Advisor Class	(1,552)	(16,243)	(4,625)	(49,209)

Net increase (decrease) resulting from Portfolio share transactions	(3,940)	$(40,783)	(9,375)	$(99,321)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2019 (Unaudited)

As of June 30, 2019, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 57% of the Portfolio. One of the shareholders is a related party and comprises 45% of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2019, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Portfolio, through the Underlying PIMCO Funds, may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives (a “Commodity Subsidiary”).

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by a Portfolio, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in the Commodity Subsidiary and perhaps through commodity-linked notes and through investments in the Commodity Subsidiary.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio or an Underlying PIMCO Fund to operate as described in its prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as ordinary income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

SEMIANNUAL REPORT	JUNE 30, 2019	29

Notes to Financial Statements (Cont.)

June 30, 2019 (Unaudited)

As of its last fiscal year ended December 31, 2018, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO All Asset Portfolio	$18,017	$55,179

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$699,497	$31,630	$(16,553)	$15,077

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

30	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

FICC	Fixed Income Clearing Corporation

Currency Abbreviations:

USD (or $)	United States Dollar

Index/Spread Abbreviations:

RAFI	Research Affiliates Fundamental Index

Other Abbreviations:

TBA	To-Be-Announced

SEMIANNUAL REPORT	JUNE 30, 2019	31

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Asset Allocation Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT02SAR_063019

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2019

PIMCO All Asset All Authority Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2019

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.2% during the fourth quarter of 2018. For the first quarter of 2019, GDP growth rose to an annual pace of 3.1%. Finally, the Commerce Department’s initial reading for second quarter 2019 GDP, released after the reporting period ended, showed that the U.S. economy grew at a 2.1% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” With its December 2018 rate hike, the Fed increased the federal funds rate to a range between 2.25% and 2.50%. However, at its meeting in January 2019, the Fed tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” This stance was partially attributed to trade tensions and signs of slowing global growth, including weakening manufacturing data. Finally, at its meeting that concluded on July 31, 2019, after the reporting period ended, the Fed lowered the federal funds rate to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008.

Growth outside the U.S. continued, but the pace generally moderated. According to the International Monetary Fund (“IMF”), global growth is projected to be 3.3% in 2019, versus 3.6% in 2018. From a regional perspective, the U.S. economy is expected to expand 2.3% in 2019, compared to 2.9% in the prior year. Elsewhere, the IMF anticipates 2019 GDP growth in the eurozone, UK and Japan will be 1.3%, 1.2% and 1.0%, respectively. For comparison purposes, these economies expanded 1.8%, 1.4% and 0.8%, respectively, in 2018.

Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies. The ECB ended its quantitative easing program in December 2018 and indicated that it does not expect to raise interest rates, “at least through the first half of 2020.” Meanwhile, the Bank of England kept rates on hold for the reporting period.

Both short- and long-term U.S. Treasury yields declined. In our view, falling rates were partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the two-year U.S. Treasury note was 1.75% at the end of the reporting period, compared to 2.48% on December 31, 2018. Meanwhile, the yield on the benchmark 10-year U.S. Treasury note was 2.00% at the end of the reporting period, versus 2.69% on December 31, 2018. The Bloomberg Barclays Global Treasury Index (USD hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 5.52%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD hedged), a widely used index of global investment grade credit bonds, returned 8.22%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD hedged), a widely used index of below investment grade bonds, returned 10.05%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD hedged), returned 10.60%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 8.72%.

Global equities also produced strong results. Despite periods of volatility, U.S. equities moved sharply higher. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations and a more accommodative Fed. All told, U.S. equities, as represented by the S&P 500 Index, returned 18.54%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 10.59%, whereas global equities, as

2	PIMCO VARIABLE INSURANCE TRUST

represented by the MSCI World Index, returned 16.98%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 7.53%, and European equities, as represented by the MSCI Europe Index (in EUR), returned 16.24%.

Commodity prices fluctuated and largely moved higher. When the reporting period began, Brent crude oil was approximately $54 a barrel, but by the end, it was roughly $67 a barrel. Elsewhere, gold and copper prices also rose.

Finally, there were periods of volatility in the foreign exchange markets, due in part to signs of moderating global growth and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar strengthened against a number of other major currencies. For example, the U.S. dollar returned 0.82% and 0.45% versus the euro and British pound, respectively. However, the U.S. dollar fell 1.71% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2019	3

Important Information About the PIMCO All Asset All Authority Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO All Asset All Authority Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio may invest substantially all of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of PIMCO Funds, PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds and series of PIMCO Funds sub-advised by Gurtin Municipal Bond Management (collectively, “Underlying PIMCO Funds”). The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

We believe that equity funds and bond funds have an important role to play in a well-diversified portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Underlying PIMCO Funds are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of interest rate risk, especially as the Federal Reserve Board ended its quantitative easing program in October 2014 and raised interest rates several times thereafter before lowering them in July 2019. Interest rates may change in the future depending upon the Federal Reserve Board’s view of economic growth, inflation, employment and other market factors. To the extent the Federal Reserve Board raises interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

With respect to certain securities, the Portfolio may make different asset class, sector or geographical classifications for the purpose of monitoring compliance with investment guidelines than the classifications disclosed in this report.

4	PIMCO VARIABLE INSURANCE TRUST

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities held by the Underlying PIMCO Funds.

The United Kingdom’s decision to leave the European Union may impact Portfolio returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests are not known.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan

Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO All Asset All Authority Portfolio	04/30/14	04/30/14	—	04/30/14	04/30/14	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any

SEMIANNUAL REPORT	JUNE 30, 2019	5

Important Information About the PIMCO All Asset All Authority Portfolio (Cont.)

contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-PORT. The Portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov and are available without charge, upon request by calling the Portfolio at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Portfolio filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO All Asset All Authority Portfolio

Cumulative Returns Through June 30, 2019

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Top 10 Holdings as of 06/30/2019†§

PIMCO StocksPLUS® Short Fund	16.6%

PIMCO Emerging Markets Currency and Short-Term Investments Fund	9.0%

PIMCO RAE PLUS EMG Fund	8.7%

PIMCO RAE Emerging Markets Fund	7.2%

PIMCO RAE Fundamental Advantage PLUS Fund	5.2%

PIMCO RAE Worldwide Long/Short PLUS Fund	5.2%

PIMCO Income Fund	4.7%

PIMCO Long-Term Real Return Fund	3.6%

PIMCO RealEstateRealReturn Strategy Fund	3.6%

PIMCO Emerging Markets Local Currency and Bond Fund	3.3%
†	% of Investments, at value.

§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended June 30, 2019

	6 Months*	1 Year	5 Years	Inception≈
PIMCO All Asset All Authority Portfolio Institutional Class	5.39%	1.91%	0.16%	0.69%
PIMCO All Asset All Authority Portfolio Administrative Class	5.31%	1.75%	(0.01)%	0.52%
PIMCO All Asset All Authority Portfolio Advisor Class	5.29%	1.66%	(0.10)%	0.42%
S&P 500 Index±	18.54%	10.42%	10.71%	11.28%♦
Consumer Price Index + 650 Basis Points±±	4.19%	8.16%	7.98%	7.99%♦

All Portfolio returns are net of fees and expenses.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 04/30/2014.

± S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

±± CPI + 650 Basis Points benchmark is created by adding 6.5% to the annual percentage change in the Consumer Price Index (CPI). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), were 3.32% for Institutional Class shares, 3.47% for Administrative Class shares, and 3.57% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overviews

PIMCO All Asset All Authority Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing under normal circumstances substantially all of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of PIMCO Funds, PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds and series of PIMCO Funds sub-advised by Gurtin Municipal Bond Management (collectively, “Underlying PIMCO Funds”), and does not invest directly in stocks or bonds of other issuers. Research Affiliates, the Portfolio’s asset allocation sub-adviser, determines how the Portfolio allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes. In addition to investing in the Underlying PIMCO Funds, at the discretion of PIMCO and without shareholder approval, the Portfolio may invest in additional Underlying PIMCO Funds created in the future. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»

Exposure to emerging market equities, primarily through the PIMCO RAE PLUS EMG Fund, PIMCO RAE Low Volatility PLUS EMG Fund, and PIMCO RAE Emerging Markets Fund, contributed to performance, as these Underlying PIMCO Funds posted positive returns.

»

Exposure to commodities and REITs, primarily through the PIMCO CommoditiesPLUS® Strategy Fund and PIMCO RealEstateRealReturn Strategy Fund, contributed to performance, as these Underlying PIMCO Funds posted positive returns.

»

Exposure to developed ex U.S. equities, primarily through the PIMCO RAE PLUS International Fund, PIMCO RAE Low Volatility PLUS International Fund, and PIMCO StocksPLUS® International Fund (USD-Hedged), contributed to performance, as these Underlying PIMCO Funds posted positive returns.

»

Exposure to emerging market bonds and currencies, primarily through the PIMCO Emerging Local Currency and Bond Fund and the PIMCO Emerging Markets Currency and Short-Term Investments Fund, contributed to performance, as these Underlying PIMCO Funds posted positive returns.

»	Inverse exposure to the S&P 500 Index as a risk hedge, achieved through holdings of the PIMCO StocksPLUS® Short Fund, detracted from performance, as the Underlying PIMCO Fund posted a negative return.

SEMIANNUAL REPORT	JUNE 30, 2019	7

Expense Example PIMCO All Asset All Authority Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2019 to June 30, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During Period*	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,053.90	$10.08	$1,000.00	$1,014.84	$9.89	1.99%
Administrative Class	1,000.00	1,053.10	10.83	1,000.00	1,014.10	10.63	2.14
Advisor Class	1,000.00	1,052.90	11.34	1,000.00	1,013.61	11.12	2.24

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 8, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

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SEMIANNUAL REPORT	JUNE 30, 2019	9

Financial Highlights PIMCO All Asset All Authority Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total
Institutional Class

01/01/2019 - 06/30/2019+	$8.03	$0.09	$0.34	$0.43	$(0.08)	$0.00	$(0.08)

12/31/2018	8.89	0.40	(0.96)	(0.56)	(0.30)	0.00	(0.30)

12/31/2017	8.42	0.38	0.55	0.93	(0.46)	0.00	(0.46)

12/31/2016	7.65	0.19	0.85	1.04	(0.27)	0.00	(0.27)

12/31/2015	9.02	0.38	(1.47)	(1.09)	(0.26)	(0.02)	(0.28)

04/30/2014 - 12/31/2014	10.00	0.64	(1.19)	(0.55)	(0.42)	(0.01)	(0.43)
Administrative Class

01/01/2019 - 06/30/2019+	8.04	0.08	0.35	0.43	(0.08)	0.00	(0.08)

12/31/2018	8.91	0.39	(0.97)	(0.58)	(0.29)	0.00	(0.29)

12/31/2017	8.44	0.47	0.45	0.92	(0.45)	0.00	(0.45)

12/31/2016	7.65	0.14	0.90	1.04	(0.25)	0.00	(0.25)

12/31/2015	9.02	0.31	(1.41)	(1.10)	(0.25)	(0.02)	(0.27)

04/30/2014 - 12/31/2014	10.00	0.44	(1.00)	(0.56)	(0.41)	(0.01)	(0.42)
Advisor Class

01/01/2019 - 06/30/2019+	8.01	0.08	0.34	0.42	(0.07)	0.00	(0.07)

12/31/2018	8.88	0.39	(0.98)	(0.59)	(0.28)	0.00	(0.28)

12/31/2017	8.41	0.42	0.49	0.91	(0.44)	0.00	(0.44)

12/31/2016	7.64	0.18	0.84	1.02	(0.25)	0.00	(0.25)

12/31/2015	9.01	0.35	(1.46)	(1.11)	(0.24)	(0.02)	(0.26)

04/30/2014 - 12/31/2014	10.00	0.56	(1.13)	(0.57)	(0.41)	(0.01)	(0.42)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 8, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(d)	Ratio of expenses to average net assets includes line of credit expenses.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$8.38	5.39%	$833	1.99	%*(d)	2.08	%*(d)	0.57	%*	0.66	%*	2.31	%*	27%

8.03	(6.34)	618	1.86	(d)	2.02	(d)	0.54		0.70		4.49		58

8.89	11.23	653	1.35	(d)	1.39	(d)	0.53		0.57		4.37		47

8.42	13.78	892	0.91	(d)	0.99	(d)	0.37		0.45		2.29		151

7.65	(12.17)	884	1.30	(d)	1.39	(d)	0.36		0.45		4.45		67

9.02	(5.57)	583	0.81	*(d)	1.15	*(d)	0.37	*	0.71	*	9.79	*	117

8.39	5.31	3,634	2.14	*(d)	2.23	*(d)	0.72	*	0.81	*	1.99	*	27

8.04	(6.58)	3,422	2.01	(d)	2.17	(d)	0.69		0.85		4.27		58

8.91	11.05	4,769	1.50	(d)	1.54	(d)	0.68		0.72		5.34		47

8.44	13.73	1,966	1.06	(d)	1.14	(d)	0.52		0.60		1.79		151

7.65	(12.35)	4,594	1.45	(d)	1.54	(d)	0.51		0.60		3.57		67

9.02	(5.70)	7,338	0.96	*(d)	1.30	*(d)	0.52	*	0.86	*	6.61	*	117

8.36	5.29	6,634	2.24	*(d)	2.33	*(d)	0.82	*	0.91	*	1.87	*	27

8.01	(6.70)	6,783	2.11	(d)	2.27	(d)	0.79		0.95		4.40		58

8.88	10.98	7,897	1.60	(d)	1.64	(d)	0.78		0.82		4.80		47

8.41	13.55	6,959	1.16	(d)	1.24	(d)	0.62		0.70		2.22		151

7.64	(12.40)	4,099	1.55	(d)	1.64	(d)	0.61		0.70		4.11		67

9.01	(5.76)	3,588	1.06	*(d)	1.40	*(d)	0.62	*	0.96	*	8.48	*	117

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	11

Statement of Assets and Liabilities PIMCO All Asset All Authority Portfolio

June 30, 2019 (Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in Affiliates	$15,485
Cash	66
Receivable for investments in Affiliates sold	1
Receivable for Portfolio shares sold	6
Dividends receivable from Affiliates	21
Reimbursement receivable from PIMCO	1
Prepaid expenses	3
Total Assets	15,583

Liabilities:

Borrowings & Other Financing Transactions
Payable for line of credit	$4,450
Payable for investments in Affiliates purchased	22
Payable for Portfolio shares redeemed	1
Accrued investment advisory fees	2
Accrued supervisory and administrative fees	2
Accrued distribution fees	2
Other liabilities	3
Total Liabilities	4,482

Net Assets	$11,101

Net Assets Consist of:

Paid in capital	$13,250
Distributable earnings (accumulated loss)	(2,149)

Net Assets	$11,101

Net Assets:

Institutional Class	$833
Administrative Class	3,634
Advisor Class	6,634

Shares Issued and Outstanding:

Institutional Class	99
Administrative Class	433
Advisor Class	794

Net Asset Value Per Share Outstanding:

Institutional Class	$8.38
Administrative Class	8.39
Advisor Class	8.36

Cost of investments in Affiliates	$15,704

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO All Asset All Authority Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2019 (Unaudited)

Investment Income:

Dividends from Investments in Affiliates	$225
Total Income	225

Expenses:

Investment advisory fees	11
Supervisory and administrative fees	14
Servicing fees - Administrative Class	3
Distribution and/or servicing fees - Advisor Class	8
Interest expense	77
Line of credit - other legal expense	11
Total Expenses	124
Waiver and/or Reimbursement by PIMCO	(5)
Net Expenses	119

Net Investment Income (Loss)	106

Net Realized Gain (Loss):

Investments in Affiliates	(143)

Net Realized Gain (Loss)	(143)

Net Change in Unrealized Appreciation (Depreciation):

Investments in Affiliates	600

Net Change in Unrealized Appreciation (Depreciation)	600

Net Increase (Decrease) in Net Assets Resulting from Operations	$563

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	13

Statements of Changes in Net Assets PIMCO All Asset All Authority Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$106	$526
Net realized gain (loss)	(143)	(137)
Net change in unrealized appreciation (depreciation)	600	(1,222)

Net Increase (Decrease) in Net Assets Resulting from Operations	563	(833)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(7)	(24)
Administrative Class	(33)	(134)
Advisor Class	(60)	(232)

Total Distributions(a)	(100)	(390)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(185)	(1,273)

Total Increase (Decrease) in Net Assets	278	(2,496)

Net Assets:

Beginning of period	10,823	13,319
End of period	$11,101	$10,823

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 12, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Cash Flow PIMCO All Asset All Authority Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2019 (Unaudited)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$563

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(4,208)
Proceeds from sales of long-term securities	4,338
(Purchases) Proceeds from sales of short-term portfolio investments, net	44
(Increase) decrease in dividends receivable from Affiliates	3
(Increase) decrease in Prepaid Expenses	3
Increase (decrease) in payable for investments purchased	1
Increase (decrease) in other liabilities	1
Net Realized (Gain) Loss
Investments in Affiliates	143
Net Change in Unrealized (Appreciation) Depreciation
Investments in Affiliates	(600)

Net Cash Provided by (Used for) Operating Activities	288

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	936
Payments on shares redeemed	(1,233)
Cash distributions paid*	0

Net Cash Received from (Used for) Financing Activities	(297)

Net Increase (Decrease) in Cash and Foreign Currency	(9)

Cash and Foreign Currency:

Beginning of period	75
End of period	$66

* Reinvestment of distributions	$100

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period	$74

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Portfolio has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Portfolio’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	15

Schedule of Investments PIMCO All Asset All Authority Portfolio

June 30, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 139.5%

MUTUAL FUNDS (a) 135.1%

PIMCO CommoditiesPLUS® Strategy Fund	93,227	$495

PIMCO CommodityRealReturn Strategy Fund®	18,856	111

PIMCO Dynamic Bond Fund	17,218	187

PIMCO Emerging Markets Currency and Short-Term Investments Fund	170,909	1,398

PIMCO Emerging Markets Local Currency and Bond Fund	73,298	516

PIMCO Extended Duration Fund	34,054	283

PIMCO High Yield Fund	5,856	52

PIMCO High Yield Spectrum Fund	20,725	203

PIMCO Income Fund	59,975	727

PIMCO Investment Grade Credit Bond Fund	18,230	194

PIMCO Long Duration Total Return Fund	12,924	144

PIMCO Long-Term Real Return Fund	64,948	557

PIMCO Long-Term U.S. Government Fund	15,411	99

PIMCO Low Duration Fund	42,718	419

PIMCO Mortgage Opportunities and Bond Fund	7,497	82

PIMCO RAE Emerging Markets Fund	113,073	1,122

	SHARES	MARKET VALUE (000S)

PIMCO RAE Fundamental Advantage PLUS Fund	83,312	$812

PIMCO RAE International Fund	12,141	118

PIMCO RAE Low Volatility PLUS EMG Fund	50,497	432

PIMCO RAE Low Volatility PLUS Fund	12,101	109

PIMCO RAE Low Volatility PLUS International Fund	33,475	267

PIMCO RAE PLUS EMG Fund	130,093	1,344

PIMCO RAE PLUS International Fund	52,162	375

PIMCO RAE US Small Fund	10,140	109

PIMCO RAE Worldwide Long/Short PLUS Fund	79,886	808

PIMCO Real Return Fund	9,170	102

PIMCO RealEstateRealReturn Strategy Fund	61,002	553

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	52,254	414

PIMCO StocksPLUS® International Fund (Unhedged)	18,972	110

PIMCO StocksPLUS® Short Fund	342,272	2,577

PIMCO Total Return Fund	27,109	281

Total Mutual Funds (Cost $15,197)		15,000

	SHARES	MARKET VALUE (000S)
EXCHANGE-TRADED FUNDS 3.8%

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	13,299	$321

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	3,360	98

Total Exchange-Traded Funds (Cost $441)		419

SHORT-TERM INSTRUMENTS 0.6%

MUTUAL FUNDS 0.6%

PIMCO Government Money Market Fund (a)	66,068	66

Total Short-Term Instruments (Cost $66)		66

Total Investments in Affiliates (Cost $15,704)		15,485

Total Investments 139.5% (Cost $15,704)		$15,485

Other Assets and Liabilities, net (39.5)%		(4,384)

Net Assets 100.0%		$11,101

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Affiliates
Mutual Funds	$15,000	$0	$0	$15,000
Exchange-Traded Funds	419	0	0	419
Short-Term Instruments
Mutual Funds	66	0	0	66

Total Investments	$15,485	$0	$0	$15,485

There were no significant transfers into or out of Level 3 during the period ended June 30, 2019.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2019 (Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO All Asset All Authority Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio. Research Affiliates, LLC (“Research Affiliates”) serves as the asset allocation sub-adviser to the Portfolio.

The Portfolio may invest substantially all or a significant portion of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of PIMCO Funds, PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds and series of PIMCO Funds sub-advised by Gurtin Municipal Bond Management (collectively, “Underlying PIMCO Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income

SEMIANNUAL REPORT	JUNE 30, 2019	17

Notes to Financial Statements (Cont.)

in accordance with its policies and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification (“ASC”) 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio and Underlying PIMCO Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or an Underlying PIMCO Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

The assets of the Portfolio consist of shares of the Underlying PIMCO Funds, which are valued at their respective NAVs at the time of valuation of the Portfolio’s shares. For purposes of calculating the NAV of the Underlying PIMCO Funds, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed

18	PIMCO VARIABLE INSURANCE TRUST

June 30, 2019 (Unaudited)

income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of an Underlying PIMCO Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio invests in Underlying PIMCO Funds that hold foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of an Underlying PIMCO Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at

SEMIANNUAL REPORT	JUNE 30, 2019	19

Notes to Financial Statements (Cont.)

their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s and Underlying PIMCO Funds’ NAVs that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that an Underlying PIMCO Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by an Underlying PIMCO Fund may differ from the value that would be realized if the securities were sold. An Underlying PIMCO Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

20	PIMCO VARIABLE INSURANCE TRUST

June 30, 2019 (Unaudited)

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio invests under normal circumstances substantially all or a significant portion of its assets in Underlying PIMCO Funds which are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2019 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO CommoditiesPLUS® Strategy Fund	$434	$150	$(148)	$(8)	$67	$495	$6	$0

PIMCO CommodityRealReturn Strategy Fund®	100	15	(11)	(1)	8	111	2	0

PIMCO Dynamic Bond Fund	176	23	(15)	0	3	187	3	0

PIMCO Emerging Markets Currency and Short-Term Investments Fund	1,336	173	(143)	(7)	39	1,398	30	0

PIMCO Emerging Markets Local Currency and Bond Fund	624	53	(200)	(40)	79	516	18	0

PIMCO Extended Duration Fund	393	89	(229)	(1)	31	283	4	0

PIMCO Government Money Market Fund	110	1,797	(1,841)	0	0	66	2	0

PIMCO High Yield Fund	95	24	(74)	2	5	52	2	0

PIMCO High Yield Spectrum Fund	202	25	(38)	1	13	203	6	0

PIMCO Income Fund	856	333	(480)	(8)	26	727	20	0

PIMCO Investment Grade Credit Bond Fund	184	20	(24)	0	14	194	4	0

PIMCO Long Duration Total Return Fund	124	20	(14)	(1)	15	144	2	0

PIMCO Long-Term Real Return Fund	0	603	(91)	2	43	557	9	0

PIMCO Long-Term U.S. Government Fund	246	100	(251)	1	3	99	1	0

PIMCO Low Duration Fund	839	302	(728)	(3)	9	419	10	0

PIMCO Mortgage Opportunities and Bond Fund	77	9	(5)	0	1	82	1	0

PIMCO RAE Emerging Markets Fund	875	167	(4)	(1)	85	1,122	0	0

PIMCO RAE Fundamental Advantage PLUS Fund	629	310	(118)	(2)	(7)	812	0	0

PIMCO RAE International Fund	55	56	(1)	0	8	118	0	0

PIMCO RAE Low Volatility PLUS EMG Fund	412	20	(17)	(2)	19	432	2	0

PIMCO RAE Low Volatility PLUS Fund	147	11	(70)	(13)	34	109	1	0

PIMCO RAE Low Volatility PLUS International Fund	244	74	(74)	(19)	42	267	1	0

PIMCO RAE PLUS EMG Fund	1,303	147	(244)	(23)	161	1,344	0	0

PIMCO RAE PLUS International Fund	323	64	(41)	(6)	35	375	4	0

PIMCO RAE US Small Fund	95	3	(1)	0	12	109	0	0

PIMCO RAE Worldwide Long/Short PLUS Fund	699	127	(42)	0	24	808	22	0

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	200	99	0	0	22	321	1	0

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	70	16	0	0	12	98	0	0

PIMCO Real Return Fund	94	16	(13)	0	5	102	1	0

PIMCO RealEstateRealReturn Strategy Fund	609	148	(308)	20	84	553	24	0

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	376	59	(68)	0	47	414	18	0

PIMCO StocksPLUS® International Fund (Unhedged)	94	2	0	0	14	110	0	0

PIMCO StocksPLUS® Short Fund	2,646	824	(494)	(32)	(367)	2,577	25	0

PIMCO Total Return Fund	535	126	(392)	(2)	14	281	6	0

Totals	$15,202	$6,005	$(6,179)	$(143)	$600	$15,485	$225	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	JUNE 30, 2019	21

Notes to Financial Statements (Cont.)

(b) Investments in Securities

The Portfolio (and where applicable, certain Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Exchange-Traded Funds  typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Portfolio (and Underlying PIMCO Funds) would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio (and Underlying PIMCO Funds) bear directly in connection with their own operations. Investments in ETFs entail certain risks; in particular, investments in index ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio (and where applicable, certain Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

Line of Credit  Consistent with its principal investment strategies, the Portfolio has entered into an amended and restated secured credit agreement with State Street Bank & Trust Company and other commercial banks for investment purposes subject to the limitations of the Act. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. All or a portion of the Portfolio’s securities are pledged as collateral under the agreement.

As of June 30, 2019, the credit agreement comprises revolving tranches. The Portfolio pays financing charges based on a combination of LIBOR-based variable plus a credit spread. The Portfolio also pays a fee of 0.15% per annum on the unused commitment amounts of the revolving line of credit. The commitment amount under the revolving and term-loan tranches are:

Tranches	Commitment Amount (in thousands)	Termination Date

1 Year, Monthly Revolving		04/23/2020

Borrowings outstanding, if any, as of June 30, 2019 are disclosed as payable for line of credit on the Statement of Assets and Liabilities. Commitment, upfront and interest fees, if any, paid by the Portfolio in relation to the borrowings are disclosed as part of interest expense on the Statement of Operations. Legal costs related to the annual renewal of the line of credit are disclosed on the Statement of Operations.

The Portfolio’s borrowing activity under the agreement for the period ended June 30, 2019, was as follows (amounts in thousands†):

Average Outstanding Principal	Average Weighted Rate of Interest	Interest	Commitment and Upfront Fees	Outstanding Principal as of 06/30/2019

$4,475	3.24%	$72	$5	$4,450

†	A zero balance may reflect actual amounts rounding to less than one thousand.

6. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. The principal risks of investing in the Portfolio include risks from direct investments and/or for certain Portfolios that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

The following risks are principal risks of investing in the Portfolio.

New/Small Portfolio Risk is the risk that a new or smaller Portfolio’s performance may not represent how the Portfolio is expected to or may perform in the long term. In addition, new Portfolios have limited operating histories for investors to evaluate and new and smaller Portfolios may not attract sufficient assets to achieve investment and trading efficiencies.

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Allocation Risk is the risk that a Portfolio could lose money as a result of less than optimal or poor asset allocation decisions. The Portfolio could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Fund of Funds Risk is the risk that a Portfolio’s performance is closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds and that the ability of a Portfolio to achieve its investment objective will depend upon the ability of the Underlying PIMCO Funds to achieve their investment objectives.

Leveraging Risk is the risk that certain transactions of the Portfolio, such as direct borrowing from banks, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

The following risks are principal risks of investing in a Portfolio that include risks from direct investments and/or indirect exposure through investment in Acquired Funds.

Market Trading Risk is the risk that an active secondary trading market for shares of an Underlying PIMCO Fund that is an exchange-traded fund does not continue once developed, that such Underlying PIMCO Fund may not continue to meet a listing exchange’s trading or listing requirements, or that such Underlying PIMCO Fund’s shares trade at prices other than the Fund’s net asset value.

Municipal Project-Specific Risk is the risk that an Underlying PIMCO Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Municipal Bond Risk is the risk that an Underlying PIMCO Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”) to pay interest or repay principal.

Interest Rate Risk is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Distressed Company Risk is the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers’ continuing ability to make principal and interest payments.

Market Risk is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

SEMIANNUAL REPORT	JUNE 30, 2019	23

Notes to Financial Statements (Cont.)

Derivatives Risk is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. An Underlying PIMCO Fund’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Underlying PIMCO Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Underlying PIMCO Fund’s ability to invest in derivatives, limit the Underlying PIMCO Fund’s ability to employ certain strategies that use derivatives and/ or adversely affect the value of derivatives and the Underlying PIMCO Fund’s performance.

Futures Contract Risk is the risk that, while the value of a futures contract tends to correlate with the value of the underlying asset that it represents, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Futures contracts may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

Model Risk is the risk that an Underlying PIMCO Fund’s investment models used in making investment allocation decisions, and the indexation methodologies used in constructing an underlying index for an Underlying PIMCO Fund that seeks to track the investment results of such underlying index, may not adequately take into account certain factors and may result in a decline in the value of an investment in the Underlying PIMCO Fund.

Commodity Risk is the risk that investing in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk is the risk that a Portfolio’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Portfolio’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Portfolio to liquidity and valuation risk.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

24	PIMCO VARIABLE INSURANCE TRUST

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Issuer Non-Diversification Risk is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Portfolios that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than portfolios that are “diversified”.

Leveraging Risk is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Smaller Company Risk is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Portfolio’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio. Also, to the extent the Portfolio seeks to gain negative exposure to an asset class such as equities, such exposure may create the potential for losses should those asset classes deliver positive returns.

Tax Risk is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Portfolio’s taxable income or gains and distributions.

Subsidiary Risk is the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a “Subsidiary”), the

Portfolio is indirectly exposed to the risks associated with a Subsidiary’s investments. The Subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a Subsidiary will be achieved.

Value Investing Risk is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Arbitrage Risk is the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected.

Convertible Securities Risk is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Exchange-Traded Fund Risk is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to the Portfolio invested in the exchange-traded fund.

Tracking Error Risk is the risk that the portfolio of an Underlying PIMCO Fund that seeks to track the investment results of an underlying index may not closely track the underlying index for a number of reasons. The Underlying PIMCO Fund incurs operating expenses, which are not applicable to the underlying index, and the costs of buying and selling securities, especially when rebalancing the Underlying PIMCO Fund’s portfolio to reflect changes in the composition of the underlying index. Performance of the Underlying PIMCO Fund and the underlying index may vary due to asset valuation differences and differences between the Underlying PIMCO Fund’s portfolio and the underlying index due to legal restrictions, cost or liquidity restraints. The risk that performance of the Underlying PIMCO Fund and the underlying index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, an Underlying PIMCO Fund’s use of a representative sampling approach may cause the Underlying PIMCO Fund to be less correlated to the return of the underlying index than if the Underlying PIMCO Fund held all of the securities in the underlying index.

SEMIANNUAL REPORT	JUNE 30, 2019	25

Notes to Financial Statements (Cont.)

Indexing Risk is the risk that an Underlying PIMCO Fund that seeks to track the investment results of an underlying index is negatively affected by general declines in the asset classes represented by the underlying index.

7. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master

Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2019 (Unaudited)

derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Class M		Administrative Class	Advisor Class
0.20%	0.25%	0.25%	*	0.25%	0.25%

*	This particular share class has been registered with the SEC, but has not yet launched.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing

Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

	Distribution Fee		Servicing Fee

Class M	0.25%	*	0.20%	*

Administrative Class	—		0.15%

Advisor Class	0.25%		—

*	This particular share class has been registered with the SEC, but has not yet launched.

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related

SEMIANNUAL REPORT	JUNE 30, 2019	27

Notes to Financial Statements (Cont.)

to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. The recoverable amounts to PIMCO at June 30, 2019 were (amounts in thousands†):

12 months	13-24 months	25-36 months	Total
$1	$0	$0	$1

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(f) Acquired Fund Fees and Expenses  Underlying PIMCO Fund expenses incurred by the Portfolio, if any, will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Portfolio’s assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Underlying PIMCO Funds in addition to the Portfolio’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders.

PIMCO has contractually agreed, through May 1, 2020, to waive its Investment Advisory Fee to the extent that the Investment Advisory Fees, Supervisory and Administrative Fees and Management Fees charged by PIMCO to the Underlying PIMCO Funds exceed 0.69% of the total assets invested in Underlying PIMCO Funds. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. In any month in which the investment advisory contract is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the Investment Advisory Fee waived as set forth above (the “Asset Allocation Reimbursement Amount”) during the previous thirty-six months, provided that such amount paid to PIMCO will not: 1) together with any Underlying PIMCO Fund Fees exceed, for such month, the applicable expense limit; 2) exceed the total Asset Allocation Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO. The recoverable amounts to PIMCO at June 30, 2019 were (amounts in thousands†):

12 months	13-24 months	25-36 months	Total
$6	$6	$20	$32

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The waivers are reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2019, the amount was $4,869.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended June 30, 2019, were as follows (amounts in thousands†):

Purchases	Sales

$62	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2019 (Unaudited)

correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$0	$0	$4,208	$4,338

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2019		Year Ended 12/31/2018

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	25	$208	37	$317

Administrative Class	27	221	182	1,583

Advisor Class	62	513	129	1,105
Issued as reinvestment of distributions

Institutional Class	1	7	3	24

Administrative Class	4	33	16	134

Advisor Class	7	60	28	231
Cost of shares redeemed

Institutional Class	(4)	(30)	(36)	(299)

Administrative Class	(23)	(193)	(308)	(2,643)

Advisor Class	(122)	(1,004)	(200)	(1,725)

Net increase (decrease) resulting from Portfolio share transactions	(23)	$(185)	(149)	$(1,273)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2019, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 93% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2019, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Portfolio, through the Underlying PIMCO Funds, may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including

SEMIANNUAL REPORT	JUNE 30, 2019	29

Notes to Financial Statements (Cont.)

commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives (a “Commodity Subsidiary”).

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by a Portfolio, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in the Commodity Subsidiary and perhaps through commodity-linked notes.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act. The IRS issued in September 2016 proposed regulations that would have generally treated the Portfolio’s income inclusion (under Subpart F of the Code) with respect to the Commodity Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Commodity Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the 1940 Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to a Portfolio is treated as qualifying dividends; and (iii) that income inclusion by a Portfolio of its Commodity Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Portfolio’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its prospectus.

The IRS recently issued proposed regulations that, if finalized, would generally treat the Portfolio’s income inclusion with respect to the Commodity Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the Commodity Subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as ordinary income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2018, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO All Asset All Authority Portfolio	$526	$691

†	A zero balance may reflect actual amounts rounding to less than one thousand.

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2019 (Unaudited)

As of June 30, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$16,485	$638	$(1,638)	$(1,000)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2019	31

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Currency Abbreviations:

USD (or $)	United States Dollar

Other Abbreviations:

TBA	To-Be-Announced

32	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Asset Allocation Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT01SAR_063019

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2019

PIMCO Balanced Allocation Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2019

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.2% during the fourth quarter of 2018. For the first quarter of 2019, GDP growth rose to an annual pace of 3.1%. Finally, the Commerce Department’s initial reading for second quarter 2019 GDP, released after the reporting period ended, showed that the U.S. economy grew at a 2.1% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” With its December 2018 rate hike, the Fed increased the federal funds rate to a range between 2.25% and 2.50%. However, at its meeting in January 2019, the Fed tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” This stance was partially attributed to trade tensions and signs of slowing global growth, including weakening manufacturing data. Finally, at its meeting that concluded on July 31, 2019, after the reporting period ended, the Fed lowered the federal funds rate to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008.

Growth outside the U.S. continued, but the pace generally moderated. According to the International Monetary Fund (“IMF”), global growth is projected to be 3.3% in 2019, versus 3.6% in 2018. From a regional perspective, the U.S. economy is expected to expand 2.3% in 2019, compared to 2.9% in the prior year. Elsewhere, the IMF anticipates 2019 GDP growth in the eurozone, UK and Japan will be 1.3%, 1.2% and 1.0%, respectively. For comparison purposes, these economies expanded 1.8%, 1.4% and 0.8%, respectively, in 2018.

Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies. The ECB ended its quantitative easing program in December 2018 and indicated that it does not expect to raise interest rates, “at least through the first half of 2020.” Meanwhile, the Bank of England kept rates on hold for the reporting period.

Both short- and long-term U.S. Treasury yields declined. In our view, falling rates were partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the two-year U.S. Treasury note was 1.75% at the end of the reporting period, compared to 2.48% on December 31, 2018. Meanwhile, the yield on the benchmark 10-year U.S. Treasury note was 2.00% at the end of the reporting period, versus 2.69% on December 31, 2018. The Bloomberg Barclays Global Treasury Index (USD hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 5.52%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD hedged), a widely used index of global investment grade credit bonds, returned 8.22%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD hedged), a widely used index of below investment grade bonds, returned 10.05%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD hedged), returned 10.60%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 8.72%.

Global equities also produced strong results. Despite periods of volatility, U.S. equities moved sharply higher. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations and a more accommodative Fed. All told, U.S. equities, as represented by the S&P 500 Index, returned 18.54%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 10.59%, whereas global equities, as

2	PIMCO VARIABLE INSURANCE TRUST

represented by the MSCI World Index, returned 16.98%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 7.53%, and European equities, as represented by the MSCI Europe Index (in EUR), returned 16.24%.

Commodity prices fluctuated and largely moved higher. When the reporting period began, Brent crude oil was approximately $54 a barrel, but by the end, it was roughly $67 a barrel. Elsewhere, gold and copper prices also rose.

Finally, there were periods of volatility in the foreign exchange markets, due in part to signs of moderating global growth and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar strengthened against a number of other major currencies. For example, the U.S. dollar returned 0.82% and 0.45% versus the euro and British pound, respectively. However, the U.S. dollar fell 1.71% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2019	3

Important Information About the PIMCO Balanced Allocation Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Balanced Allocation Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that equity funds and bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of interest rate risk, especially as the Federal Reserve Board ended its quantitative easing program in October 2014 and raised interest rates several times thereafter before lowering them in July 2019. Interest rates may change in the future depending upon the Federal Reserve Board’s view of economic growth, inflation, employment and other market factors. To the extent the Federal Reserve Board raises interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter duration. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

With respect to certain securities, the Portfolio may make different asset class, sector or geographical classifications for the purpose of monitoring compliance with investment guidelines than the classifications disclosed in this report.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Portfolio returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of

4	PIMCO VARIABLE INSURANCE TRUST

the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests are not known.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security

Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Administrative Class	Advisor Class	Diversification Status
PIMCO Balanced Allocation Portfolio	04/27/12	04/27/12	04/30/13	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent

SEMIANNUAL REPORT	JUNE 30, 2019	5

Important Information About the PIMCO Balanced Allocation Portfolio (Cont.)

twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-PORT. The Portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov and are available without charge, upon request by calling the Portfolio at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Portfolio filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Balanced Allocation Portfolio

Cumulative Returns Through June 30, 2019

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of 06/30/2019†§

Short-Term Instruments‡	50.4%

U.S. Government Agencies	17.0%

U.S. Treasury Obligations	14.6%

Corporate Bonds & Notes	7.5%

Asset-Backed Securities	5.5%

Mutual Funds	3.9%

Other	1.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2019

	6 Months*	1 Year	5 Years	Inception≈
PIMCO Balanced Allocation Portfolio Administrative Class	12.24%	6.67%	4.14%	3.24%
PIMCO Balanced Allocation Portfolio Advisor Class	12.28%	6.65%	4.48%	3.03%
35% S&P 500 Index / 25% MSCI EAFE Index / 40% Barclays U.S. Aggregate Index±	12.51%	7.42%	5.65%	7.41%♦

All Portfolio returns are net of fees and expenses.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 04/27/2012.

± The benchmark is a blend of 35% S&P 500 Index / 25% MSCI EAFE Index / 40% Barclays U.S. Aggregate Index. S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), were 0.97% for Administrative Class shares, and 1.07% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Balanced Allocation Portfolio seeks total return which exceeds that of its benchmark by investing, under normal circumstances, in equity derivatives and other equity-related investments that provide equity-related exposure equivalent to 50-70% of its net assets (such portion of the Portfolio’s portfolio, the “Equity Sleeve”) and the remainder of its net assets in a diversified portfolio of Fixed Income Instruments (such portion of the Portfolio’s portfolio, the “Fixed Income Sleeve”). “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Exposure to U.S. equities contributed to performance, as these securities generally posted positive returns.

»	Exposure to U.S. duration contributed to performance, as U.S. yields fell.

»	Exposure to eurozone, U.K. and Swiss equities contributed to performance, as these securities generally posted positive returns.

»	Exposure to investment grade corporate bonds contributed to performance, as investment grade spreads tightened.

SEMIANNUAL REPORT	JUNE 30, 2019	7

Expense Example PIMCO Balanced Allocation Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2019 to June 30, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During Period*	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Administrative Class	$1,000.00	$1,122.40	$5.08	$1,000.00	$1,019.87	$4.83	0.97%
Advisor Class	1,000.00	1,122.80	5.60	1,000.00	1,019.38	5.33	1.07

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	JUNE 30, 2019	9

Financial Highlights PIMCO Balanced Allocation Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain (Loss)	Tax Basis Return of Capital	Total
Administrative Class

01/01/2019 - 06/30/2019+	$8.74	$0.09	$0.98	$1.07	$(0.07)	$0.00	$0.00	$(0.07)

12/31/2018	10.73	0.16	(0.73)	(0.57)	(0.13)	(1.29)	0.00	(1.42)

12/31/2017	9.44	0.08	1.28	1.36	(0.07)	0.00	0.00	(0.07)

12/31/2016	9.24	0.13	0.14	0.27	0.00	0.00	(0.07)	(0.07)

12/31/2015	9.47	0.19	(0.29)	(0.10)	(0.06)	0.00	(0.07)	(0.13)

12/31/2014	9.33	0.26	0.20	0.46	(0.29)	0.00	(0.03)	(0.32)
Advisor Class

01/01/2019 - 06/30/2019+	8.92	0.09	1.00	1.09	(0.06)	0.00	0.00	(0.06)

12/31/2018	10.92	0.15	(0.74)	(0.59)	(0.12)	(1.29)	0.00	(1.41)

12/31/2017	9.61	0.07	1.30	1.37	(0.06)	0.00	0.00	(0.06)

12/31/2016	9.22	0.13	0.33	0.46	0.00	0.00	(0.07)	(0.07)

12/31/2015	9.47	0.22	(0.34)	(0.12)	(0.06)	0.00	(0.07)	(0.13)

12/31/2014	9.33	0.32	0.13	0.45	(0.27)	0.00	(0.04)	(0.31)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(d)	Effective October 21, 2016, the Portfolio’s Investment advisory fee was decreased by 0.34% to an annual rate of 0.66%.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.74	12.24%	$91,635	0.97	%*	0.99	%*	0.84	%*	0.86	%*	1.95	%*	261%

8.74	(5.59)	86,180	0.92		0.94		0.84		0.86		1.47		435

10.73	14.48	101,361	0.84		0.86		0.84		0.86		0.79		508

9.44	2.94	97,981	1.02	(d)	1.15	(d)	1.01	(d)	1.14	(d)	1.43		483

9.24	(1.06)	99,522	1.03		1.27		1.01		1.25		1.91		386

9.47	4.88	90,566	0.84		1.24		0.82		1.22		2.67		352

9.95	12.28	1,208	1.07	*	1.09	*	0.94	*	0.96	*	1.85	*	261

8.92	(5.68)	1,149	1.02		1.04		0.94		0.96		1.36		435

10.92	14.32	1,545	0.94		0.96		0.94		0.96		0.69		508

9.61	4.99	1,409	1.12	(d)	1.25	(d)	1.11	(d)	1.24	(d)	1.42		483

9.22	(1.28)	992	1.13		1.37		1.11		1.35		2.26		386

9.47	4.87	326	0.94		1.34		0.92		1.32		3.36		352

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	11

Statement of Assets and Liabilities PIMCO Balanced Allocation Portfolio

June 30, 2019 (Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$80,051
Investments in Affiliates	29,590
Financial Derivative Instruments
Exchange-traded or centrally cleared	274
Over the counter	27
Cash	1
Deposits with counterparty	2,858
Foreign currency, at value	34
Receivable for TBA investments sold	16,750
Interest and/or dividends receivable	205
Dividends receivable from Affiliates	69
Reimbursement receivable from PIMCO	2
Total Assets	129,861

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$3,400
Financial Derivative Instruments
Exchange-traded or centrally cleared	2
Over the counter	41
Payable for investments in Affiliates purchased	69
Payable for TBA investments purchased	33,420
Payable for Portfolio shares redeemed	25
Accrued investment advisory fees	47
Accrued supervisory and administrative fees	4
Accrued servicing fees	10
Total Liabilities	37,018

Net Assets	$92,843

Net Assets Consist of:

Paid in capital	$89,118
Distributable earnings (accumulated loss)	3,725

Net Assets	$92,843

Net Assets:

Administrative Class	$91,635
Advisor Class	1,208

Shares Issued and Outstanding:

Administrative Class	9,407
Advisor Class	121

Net Asset Value Per Share Outstanding:

Administrative Class	$9.74
Advisor Class	9.95

Cost of investments in securities	$79,090
Cost of investments in Affiliates	$29,566
Cost of foreign currency held	$36
Cost or premiums of financial derivative instruments, net	$18

* Includes repurchase agreements of:	$29,990

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Balanced Allocation Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2019 (Unaudited)

Investment Income:

Interest	$875
Dividends from Investments in Affiliates	439
Total Income	1,314

Expenses:

Investment advisory fees	298
Supervisory and administrative fees	22
Servicing fees - Administrative Class	67
Distribution and/or servicing fees - Advisor Class	1
Trustee fees	1
Interest expense	56
Total Expenses	445
Waiver and/or Reimbursement by PIMCO	(10)
Net Expenses	435

Net Investment Income (Loss)	879

Net Realized Gain (Loss):

Investments in securities	372
Investments in Affiliates	1
Exchange-traded or centrally cleared financial derivative instruments	5,386
Over the counter financial derivative instruments	207
Foreign currency	(15)

Net Realized Gain (Loss)	5,951

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	1,252
Investments in Affiliates	128
Exchange-traded or centrally cleared financial derivative instruments	2,270
Over the counter financial derivative instruments	3

Net Change in Unrealized Appreciation (Depreciation)	3,653

Net Increase (Decrease) in Net Assets Resulting from Operations	$10,483

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	13

Statements of Changes in Net Assets PIMCO Balanced Allocation Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$879	$1,425
Net realized gain (loss)	5,951	(3,913)
Net change in unrealized appreciation (depreciation)	3,653	(2,679)

Net Increase (Decrease) in Net Assets Resulting from Operations	10,483	(5,167)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Administrative Class	(642)	(12,310)
Advisor Class	(8)	(160)

Total Distributions(a)	(650)	(12,470)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(4,319)	2,060

Total Increase (Decrease) in Net Assets	5,514	(15,577)

Net Assets:

Beginning of period	87,329	102,906
End of period	$92,843	$87,329

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Balanced Allocation Portfolio

June 30, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 86.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

Castlelake Aircraft Securitization Trust
3.967% due 07/15/2042		$196	$	200

Valeant Pharmaceuticals International, Inc.
5.412% (LIBOR03M + 3.000%) due 06/02/2025 ~		30		30

Total Loan Participations and Assignments (Cost $227)				230

CORPORATE BONDS & NOTES 8.8%

BANKING & FINANCE 5.5%

Bank of America Corp.
3.864% due 07/23/2024 •		200		210
3.950% due 04/21/2025		200		210

Barclays PLC
4.972% due 05/16/2029 •		200		213

BGC Partners, Inc.
5.375% due 07/24/2023		100		105

BPCE S.A.
4.625% due 07/11/2024		100		106

Cooperatieve Rabobank UA
3.875% due 09/26/2023		250		264

Deutsche Bank AG
0.180% (EUR003M + 0.500%) due 12/07/2020 ~	EUR	100		112

Discover Financial Services
4.500% due 01/30/2026		$100		107

General Motors Financial Co., Inc.
3.550% due 04/09/2021		200		203

GLP Capital LP
5.250% due 06/01/2025		150		161

Goldman Sachs Group, Inc.
3.691% due 06/05/2028 •		400		414

ING Bank NV
2.625% due 12/05/2022		100		102

ING Groep NV
4.100% due 10/02/2023		200		211

JPMorgan Chase & Co.
3.482% (US0003M + 0.890%) due 07/23/2024 ~		300		301

Lloyds Banking Group PLC
4.450% due 05/08/2025		300		320

Mitsubishi UFJ Financial Group, Inc.
2.757% due 09/13/2026		200		200

Morgan Stanley
3.875% due 04/29/2024		200		212
4.431% due 01/23/2030 •		200		222

Oversea-Chinese Banking Corp. Ltd.
2.975% (US0003M + 0.450%) due 05/17/2021 ~		200		200

Royal Bank of Scotland Group PLC
3.875% due 09/12/2023		200		205

Santander UK PLC
5.000% due 11/07/2023		200		211

Spirit Realty LP
4.000% due 07/15/2029		100		101

UBS AG
7.625% due 08/17/2022 (c)		250		281

Wells Fargo & Co.
3.450% due 02/13/2023		100		103
4.150% due 01/24/2029		300		327

				5,101

INDUSTRIALS 2.4%

Air Canada Pass-Through Trust
3.750% due 06/15/2029		86		90

Arrow Electronics, Inc.
4.500% due 03/01/2023		100		105

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

BMW U.S. Capital LLC
3.035% (US0003M + 0.500%) due 08/13/2021 ~		$100	$	100

Campbell Soup Co.
3.650% due 03/15/2023		200		206

Cigna Holding Co.
4.500% due 03/15/2021		30		31

CVS Health Corp.
4.100% due 03/25/2025		200		211

DAE Funding LLC
5.250% due 11/15/2021		100		104

Dell International LLC
4.420% due 06/15/2021		100		103

DP World PLC
2.375% due 09/25/2026	EUR	200		238

Equifax, Inc.
3.388% (US0003M + 0.870%) due 08/15/2021 ~		$100		100

Kinder Morgan Energy Partners LP
3.950% due 09/01/2022		100		104

Petroleos Mexicanos
6.375% due 02/04/2021		100		103

Reynolds American, Inc.
4.450% due 06/12/2025		100		106

Shire Acquisitions Investments Ireland DAC
2.875% due 09/23/2023		200		202

Sprint Spectrum Co. LLC
4.738% due 09/20/2029		200		208

Syngenta Finance NV
4.441% due 04/24/2023		200		208

				2,219

UTILITIES 0.9%

AT&T, Inc.
3.270% (US0003M + 0.750%) due 06/01/2021 ~		300		302

IPALCO Enterprises, Inc.
3.700% due 09/01/2024		100		103

Petrobras Global Finance BV
5.999% due 01/27/2028		116		123

Verizon Communications, Inc.
3.376% due 02/15/2025		199		208

Vodafone Group PLC
3.750% due 01/16/2024		100		105

				841

Total Corporate Bonds & Notes (Cost $7,869)				8,161

MUNICIPAL BONDS & NOTES 0.4%

PENNSYLVANIA 0.2%

Pennsylvania Higher Education Assistance Agency Revenue Bonds, Series 2006
2.710% (US0003M + 0.130%) due 10/25/2036 ~		155		154

WEST VIRGINIA 0.2%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047		185		187

Total Municipal Bonds & Notes (Cost $329)				341

U.S. GOVERNMENT AGENCIES 20.0%

Fannie Mae
2.886% due 11/25/2046 •		368		367
2.936% due 07/25/2046 •		126		126
2.956% due 09/25/2046 •		145		145
4.607% due 05/01/2038 •		204		214

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Fannie Mae UMBS
3.500% due 11/01/2045 - 09/01/2046		$676	$	697

Fannie Mae UMBS, TBA
3.000% due 08/01/2034 - 08/01/2049		2,600		2,635
3.500% due 08/01/2034 - 08/01/2049		6,700		6,863
4.000% due 08/01/2049		4,500		4,649

Freddie Mac
3.500% due 09/01/2047		191		197

Freddie Mac, TBA
4.000% due 07/01/2049		2,600		2,688

Total U.S. Government Agencies (Cost $18,537)				18,581

U.S. TREASURY OBLIGATIONS 17.3%

U.S. Treasury Bonds
2.500% due 02/15/2046		3,180		3,160
3.000% due 08/15/2048		200		219
3.000% due 02/15/2049		50		55

U.S. Treasury Inflation Protected Securities (a)
0.625% due 04/15/2023		1,646		1,665

U.S. Treasury Notes
1.125% due 08/31/2021 (e)		5,000		4,933
1.500% due 08/15/2026		1,400		1,364
1.875% due 08/31/2024		100		100
2.250% due 04/30/2024		1,000		1,022
2.250% due 08/15/2027		400		410
2.500% due 01/31/2024 (e)		800		826
2.625% due 02/15/2029		600		632
3.125% due 11/15/2028 (e)		1,500		1,645

Total U.S. Treasury Obligations (Cost $15,815)				16,031

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.7%

Banc of America Funding Trust
2.570% due 08/27/2036 ~		106		93

BANK
4.165% due 05/15/2061 ~		100		110

Citigroup Mortgage Loan Trust
4.509% due 07/25/2037 ^~		107		107

Civic Mortgage LLC
3.892% due 06/25/2022 þ		31		31

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
6.000% due 10/25/2036 þ		62		59

Grifonas Finance PLC
0.050% due 08/28/2039 •	EUR	37		39

RAIT Trust
3.344% due 06/15/2037 •		$45		44

Stonemont Portfolio Trust
3.233% due 08/20/2030 •		194		194

Total Non-Agency Mortgage-Backed Securities (Cost $654)				677

ASSET-BACKED SECURITIES 6.5%

Apidos CLO
3.572% due 01/19/2025 •		41		41

Atrium Corp.
3.422% due 04/22/2027 •		250		249

Babson Euro CLO BV
0.509% due 10/25/2029 •	EUR	250		283

Bayview Opportunity Master Fund Trust
4.066% due 09/28/2033 þ		$41		42

Bowman Park CLO Ltd.
3.704% due 11/23/2025 •		264		264

Citigroup Mortgage Loan Trust
2.534% due 08/25/2036 •		300		298

Countrywide Asset-Backed Certificates
2.554% due 06/25/2047 ^•		83		83
2.634% due 05/25/2037 •		651		624

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	15

Schedule of Investments PIMCO Balanced Allocation Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Crown Point CLO Ltd.
3.762% due 10/20/2028 •		$250	$	250

Dryden Senior Loan Fund
3.497% due 10/15/2027 •		250		250

ECMC Group Student Loan Trust
3.240% due 02/27/2068		76		76

Fremont Home Loan Trust
2.554% due 10/25/2036 •		452		225

Halcyon Loan Advisors Funding Ltd.
3.512% due 04/20/2027 •		250		249

Harvest CLO DAC
0.630% due 11/18/2029 •	EUR	250		284

Jamestown CLO Ltd.
3.287% due 07/15/2026 •		$116		115

JPMorgan Mortgage Acquisition Corp.
2.794% due 05/25/2035 •		600		600

Jubilee CLO BV
0.482% due 12/15/2029 •	EUR	250		284

Lehman XS Trust
2.574% due 12/25/2036 •		$32		31
3.204% due 10/25/2035 •		28		28

Loomis Sayles CLO Ltd.
3.497% due 04/15/2028 •		250		249

M360 Advisors LLC
4.395% due 07/24/2028		100		100

Marlette Funding Trust
3.060% due 07/17/2028		69		69

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Morgan Stanley ABS Capital, Inc. Trust
2.534% due 10/25/2036 •	$209	$	202
3.274% due 11/25/2034 •	93		94

Navient Private Education Loan Trust
2.794% due 12/16/2058 •	61		61

Navient Student Loan Trust
3.454% due 12/27/2066 •	134		135

OneMain Financial Issuance Trust
2.370% due 09/14/2032	100		100

Option One Mortgage Loan Trust
3.169% due 08/25/2035 •	120		118

S-Jets Ltd.
3.967% due 08/15/2042	219		224

SLM Student Loan Trust
2.960% due 12/15/2025 •	163		163

TICP CLO Ltd.
3.432% due 04/20/2028 •	250		249

Total Asset-Backed Securities (Cost $5,669)			6,040

SHORT-TERM INSTRUMENTS 32.3%

REPURCHASE AGREEMENTS (d) 32.3%
			29,990

Total Short-Term Instruments (Cost $29,990)			29,990

Total Investments in Securities (Cost $79,090)			80,051

	SHARES		MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 31.8%

MUTUAL FUNDS (b) 4.6%

PIMCO Income Fund	355,750		$4,312

Total Mutual Funds (Cost $4,310)			4,312

SHORT-TERM INSTRUMENTS 27.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 27.2%

PIMCO Short-Term Floating NAV Portfolio III	2,555,388		25,278

Total Short-Term Instruments (Cost $25,256)			25,278

Total Investments in Affiliates (Cost $29,566)			29,590

Total Investments 118.1% (Cost $108,656)		$	109,641

Financial Derivative Instruments (f)(g) 0.3% (Cost or Premiums, net $18)			258

Other Assets and Liabilities, net (18.4)%			(17,056)

Net Assets 100.0%		$	92,843

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Principal amount of security is adjusted for inflation.
(b)	Institutional Class Shares of each Fund.
(c)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)   REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	2.700%	06/28/2019	07/01/2019	$14,000	U.S. Treasury Bonds 3.000% due 02/15/2047	$(14,304)	$14,000	$14,003
FICC	2.000	06/28/2019	07/01/2019	1,990	U.S. Treasury Notes 2.250% due 03/31/2021	(2,036)	1,990	1,991
TDM	2.600	06/28/2019	07/01/2019	14,000	U.S. Treasury Inflation Protected Securities 1.000% due 02/15/2046	(14,359)	14,000	14,003

Total Repurchase Agreements						$(30,699)	$29,990	$29,997

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BSN	2.540%	04/04/2019	07/02/2019	$(2,568)	$(2,584)
	2.560	04/11/2019	07/11/2019	(812)	(816)

Total Reverse Repurchase Agreements					$(3,400)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$14,003	$0	$0	$14,003	$(14,304)	$(301)
BSN	0	(3,400)	0	(3,400)	3,435	35
FICC	1,991	0	0	1,991	(2,036)	(45)
TDM	14,003	0	0	14,003	(14,359)	(356)

Total Borrowings and Other Financing Transactions	$29,997	$(3,400)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(3,400)	$0	$0	$(3,400)

Total Borrowings	$0	$(3,400)	$0	$0	$(3,400)

Payable for reverse repurchase agreements					$(3,400)

(e)	Securities with an aggregate market value of $3,435 have been pledged as collateral under the terms of the above master agreements as of June 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2019 was $(4,272) at a weighted average interest rate of 2.564%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)   FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note August 2019 Futures	$126.500	07/26/2019	3	$3	$(1)	$0
Call - CBOT U.S. Treasury 10-Year Note August 2019 Futures	129.000	07/26/2019	3	3	(0)	(1)

Total Written Options					$(1)	$(1)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index September Futures	09/2019	221	$32,533	$467	$151	$0
Mini MSCI EAFE Index September Futures	09/2019	242	23,272	580	118	0

				$1,047	$269	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-OAT France Government 10-Year Bond September Futures	09/2019	3	$(562)	$(12)	$0	$(1)
U.S. Treasury 2-Year Note September Futures	09/2019	10	(2,152)	(5)	0	0

				$(17)	$0	$(1)

Total Futures Contracts				$1,030	$269	$(1)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	17

Schedule of Investments PIMCO Balanced Allocation Portfolio (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.IG-32 5-Year Index	1.000%	Quarterly	06/20/2024	$1,200	$23	$3	$26	$1	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	3-Month USD-LIBOR	1.750%	Semi-Annual	12/21/2023	$3,200	$23	$(22)	$1	$3	$0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2028	1,100	31	(132)	(101)	1	0

						$54	$(154)	$(100)	$4	$0

Total Swap Agreements						$77	$(151)	$(74)	$5	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$269	$5	$274	$(1)	$(1)	$0	$(2)

Cash of $2,858 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	08/2019	GBP	81		$103	$0	$0
	09/2019		$143	IDR	2,105,541	5	0

BPS	08/2019		17	ARS	769	0	0
	08/2019		99	JPY	10,800	1	0
	08/2019		126	RUB	8,253	3	0
	09/2019	KRW	150,649		$127	0	(3)

CBK	07/2019		$1,247	EUR	1,097	1	0
	08/2019	EUR	1,097		$1,250	0	(1)
	09/2019		$84	COP	284,501	4	0

GLM	07/2019	EUR	1,097		$1,224	0	(23)
	08/2019	RUB	9,783		149	0	(5)

HUS	11/2019	TWD	6,106		195	0	(3)

JPM	08/2019		$100	GBP	76	0	(3)
	10/2019		14	MXN	269	0	0
	11/2019	TWD	4,428		$141	0	(3)

MSB	09/2019		$72	INR	5,096	1	0

MYI	08/2019	AUD	63		$44	0	0

Total Forward Foreign Currency Contracts						$15	$(41)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GST	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400%	09/18/2019	100	$0	$0

Total Written Options						$0	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2019(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Mexico Government International Bond	1.000%	Quarterly	06/20/2021	0.519%	$100	$(2)	$3	$1	$0

BRC	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.362	500	(15)	21	6	0

DUB	Brazil Government International Bond	1.000	Quarterly	06/20/2021	0.782	100	(9)	10	1	0

GST	Brazil Government International Bond	1.000	Quarterly	06/20/2021	0.782	200	(14)	15	1	0

HUS	Mexico Government International Bond	1.000	Quarterly	06/20/2021	0.519	200	(5)	7	2	0

JPM	Brazil Government International Bond	1.000	Quarterly	06/20/2021	0.782	100	(7)	7	0	0
	Russia Government International Bond	1.000	Quarterly	06/20/2021	0.640	100	(6)	7	1	0

Total Swap Agreements							$(58)	$70	$12	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$5	$0	$1	$6	$0	$0	$0	$0	$6	$0	$6
BPS	4	0	0	4	(3)	0	0	(3)	1	0	1
BRC	0	0	6	6	0	0	0	0	6	0	6
CBK	5	0	0	5	(1)	0	0	(1)	4	0	4
DUB	0	0	1	1	0	0	0	0	1	0	1
GLM	0	0	0	0	(28)	0	0	(28)	(28)	0	(28)
GST	0	0	1	1	0	0	0	0	1	0	1
HUS	0	0	2	2	(3)	0	0	(3)	(1)	0	(1)
JPM	0	0	1	1	(6)	0	0	(6)	(5)	0	(5)
MSB	1	0	0	1	0	0	0	0	1	0	1

Total Over the Counter	$15	$0	$12	$27	$(41)	$0	$0	$(41)

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	19

Schedule of Investments PIMCO Balanced Allocation Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$269	$0	$0	$269
Swap Agreements	0	1	0	0	4	5

	$0	$1	$269	$0	$4	$274

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$15	$0	$15
Swap Agreements	0	12	0	0	0	12

	$0	$12	$0	$15	$0	$27

	$0	$13	$269	$15	$4	$301

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	1	1

	$0	$0	$0	$0	$2	$2

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$41	$0	$41

	$0	$0	$0	$41	$2	$43

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$5,476	$0	$(102)	$5,374
Swap Agreements	0	65	0	0	(53)	12

	$0	$65	$5,476	$0	$(155)	$5,386

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$101	$0	$101
Written Options	0	5	0	0	94	99
Swap Agreements	0	7	0	0	0	7

	$0	$12	$0	$101	$94	$207

	$0	$77	$5,476	$101	$(61)	$5,593

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$2,486	$0	$37	$2,523
Swap Agreements	0	(11)	0	0	(242)	(253)

	$0	$(11)	$2,486	$0	$(205)	$2,270

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(22)	$0	$(22)
Purchased Options	0	0	0	0	32	32
Written Options	0	1	0	0	(24)	(23)
Swap Agreements	0	16	0	0	0	16

	$0	$17	$0	$(22)	$8	$3

	$0	$6	$2,486	$(22)	$(197)	$2,273

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$230	$0	$230
Corporate Bonds & Notes
Banking & Finance	0	5,101	0	5,101
Industrials	0	2,219	0	2,219
Utilities	0	841	0	841
Municipal Bonds & Notes
Pennsylvania	0	154	0	154
West Virginia	0	187	0	187
U.S. Government Agencies	0	18,581	0	18,581
U.S. Treasury Obligations	0	16,031	0	16,031
Non-Agency Mortgage-Backed Securities	0	677	0	677
Asset-Backed Securities	0	6,040	0	6,040
Short-Term Instruments
Repurchase Agreements	0	29,990	0	29,990

	$0	$80,051	$0	$80,051

Investments in Affiliates, at Value
Mutual Funds	4,312	0	0	4,312
Short-Term Instruments
Central Funds Used for Cash Management Purposes	25,278	0	0	25,278

	$29,590	$0	$0	$29,590

Total Investments	$29,590	$80,051	$0	$109,641

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$269	$5	$0	$274
Over the counter	0	27	0	27

	$269	$32	$0	$301

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1)	(1)	0	(2)
Over the counter	0	(41)	0	(41)

	$(1)	$(42)	$0	$(43)

Total Financial Derivative Instruments	$268	$(10)	$0	$258

Totals	$29,858	$80,041	$0	$109,899

There were no significant transfers into or out of Level 3 during the period ended June 30, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	21

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Administrative Class and Advisor Class shares of the PIMCO Balanced Allocation Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

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allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification (“ASC”) 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market

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Notes to Financial Statements (Cont.)

value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances

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where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close).

Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in a combination of affiliated and unaffiliated Funds, which may or may not be registered under the Act. The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the Act (collectively, “Acquired Funds”).The Portfolio may invest in such funds to the extent permitted under the Act. The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III

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(“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2019 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Income Fund	$4,087	$117	$0	$0	$108	$4,312	$117	$0

PIMCO Short-Term Floating NAV Portfolio III	23,835	8,922	(7,500)	1	20	25,278	322	0

Totals	$27,922	$9,039	$(7,500)	$1	$128	$29,590	$439	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio

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Notes to Financial Statements (Cont.)

may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional

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(i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

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Notes to Financial Statements (Cont.)

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are

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exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return and other forms of swap agreements to manage its exposure to credit, currency, interest rate, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the

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Notes to Financial Statements (Cont.)

counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when

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compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. The principal risks of investing in the Portfolio include risks from direct investments and/or for certain Portfolios that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

New/Small Portfolio Risk is the risk that a new or smaller Portfolio’s performance may not represent how the Portfolio is expected to or may perform in the long term. In addition, new Portfolios have limited operating histories for investors to evaluate and new and smaller Portfolios may not attract sufficient assets to achieve investment and trading efficiencies.

Allocation Risk is the risk that a Portfolio could lose money as a result of less than optimal or poor asset allocation decisions. The Portfolio could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Equity Risk is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Interest Rate Risk is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”)

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Notes to Financial Statements (Cont.)

are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

Convertible Securities Risk is the risk that arises when convertible securities share both fixed income and equity characteristics.

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Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the

SEMIANNUAL REPORT	JUNE 30, 2019	35

Notes to Financial Statements (Cont.)

Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Administrative Class	Advisor Class
0.66%	0.05%	0.05%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the

Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2019 (Unaudited)

Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At June 30, 2019, there were no recoverable amounts.

(f) Acquired Fund Fees and Expenses  Acquired Fund expenses incurred by the Portfolio, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Portfolio’s assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Acquired Funds in addition to the Portfolio’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders.

PIMCO has contractually agreed, through May 1, 2020, to waive, first, the Investment Advisory Fee and, second, to the extent necessary, the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the expenses attributable to the Management Fees of series of PIMCO Funds, PIMCO Equity Series and PIMCO ETF Trust indirectly incurred by the Portfolio in connection with its investments in series of PIMCO Funds, PIMCO Equity Series and PIMCO ETF Trust, to the extent the Portfolio’s Investment Advisory Fee or Investment Advisory Fee and Supervisory and Administrative Fee, taken together, are greater than or equal to the Management Fees of the series of PIMCO Funds, PIMCO Equity Series and PIMCO ETF Trust. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected in the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2019, the amount was $10,349.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$142,039	$143,150	$2,130	$2,380

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	JUNE 30, 2019	37

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2019		Year Ended 12/31/2018

	Shares	Amount	Shares	Amount

Receipts for shares sold

Administrative Class	24	$221	291	$3,116

Advisor Class	0	1	2	13
Issued as reinvestment of distributions

Administrative Class	68	642	1,363	12,310

Advisor Class	1	8	17	160
Cost of shares redeemed

Administrative Class	(544)	(5,115)	(1,246)	(13,196)

Advisor Class	(9)	(76)	(31)	(343)

Net increase (decrease) resulting from Portfolio share transactions	(460)	$(4,319)	396	$2,060

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2019, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 99% of the Portfolio, and the shareholders are a related party of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2019, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2018, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Balanced Allocation Portfolio	$2,673	$3,664

†	A zero balance may reflect actual amounts rounding to less than one thousand.

38	PIMCO VARIABLE INSURANCE TRUST

June 30, 2019 (Unaudited)

As of June 30, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$108,713	$2,223	$(354)	$1,869

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2019	39

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.

BOS	Merrill Lynch, Pierce, Fenner & Smith, Inc.	DUB	Deutsche Bank AG	JPM	JP Morgan Chase Bank N.A.

BPS	BNP Paribas S.A.	FICC	Fixed Income Clearing Corporation	MSB	Morgan Stanley Bank, N.A

BRC	Barclays Bank PLC	GLM	Goldman Sachs Bank USA	MYI	Morgan Stanley & Co. International PLC

BSN	Bank of Nova Scotia	GST	Goldman Sachs International	TDM	TD Securities (USA) LLC

Currency Abbreviations:

ARS	Argentine Peso	IDR	Indonesian Rupiah	MXN	Mexican Peso

AUD	Australian Dollar	INR	Indian Rupee	RUB	Russian Ruble

COP	Colombian Peso	JPY	Japanese Yen	TWD	Taiwanese Dollar

EUR	Euro	KRW	South Korean Won	USD (or $)	United States Dollar

GBP	British Pound

Exchange Abbreviations:

CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:

CDX.IG	Credit Derivatives Index - Investment Grade	EUR003M	3 Month EUR Swap Rate	S&P 500	Standard & Poor’s 500 Index

EAFE	Europe, Australasia, and Far East Stock Index	LIBOR03M	3 Month USD-LIBOR	US0003M	3 Month USD Swap Rate

Other Abbreviations:

ABS	Asset-Backed Security	DAC	Designated Activity Company	OAT	Obligations Assimilables du Trésor

ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

CLO	Collateralized Loan Obligation	MSCI	Morgan Stanley Capital International	UMBS	Uniform Mortgage-Backed Security

40	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT10SAR_063019

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2019

PIMCO CommodityRealReturn® Strategy Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2019

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.2% during the fourth quarter of 2018. For the first quarter of 2019, GDP growth rose to an annual pace of 3.1%. Finally, the Commerce Department’s initial reading for second quarter 2019 GDP, released after the reporting period ended, showed that the U.S. economy grew at a 2.1% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” With its December 2018 rate hike, the Fed increased the federal funds rate to a range between 2.25% and 2.50%. However, at its meeting in January 2019, the Fed tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” This stance was partially attributed to trade tensions and signs of slowing global growth, including weakening manufacturing data. Finally, at its meeting that concluded on July 31, 2019, after the reporting period ended, the Fed lowered the federal funds rate to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008.

Growth outside the U.S. continued, but the pace generally moderated. According to the International Monetary Fund (“IMF”), global growth is projected to be 3.3% in 2019, versus 3.6% in 2018. From a regional perspective, the U.S. economy is expected to expand 2.3% in 2019, compared to 2.9% in the prior year. Elsewhere, the IMF anticipates 2019 GDP growth in the eurozone, UK and Japan will be 1.3%, 1.2% and 1.0%, respectively. For comparison purposes, these economies expanded 1.8%, 1.4% and 0.8%, respectively, in 2018.

Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies. The ECB ended its quantitative easing program in December 2018 and indicated that it does not expect to raise interest rates, “at least through the first half of 2020.” Meanwhile, the Bank of England kept rates on hold for the reporting period.

Both short- and long-term U.S. Treasury yields declined. In our view, falling rates were partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the two-year U.S. Treasury note was 1.75% at the end of the reporting period, compared to 2.48% on December 31, 2018. Meanwhile, the yield on the benchmark 10-year U.S. Treasury note was 2.00% at the end of the reporting period, versus 2.69% on December 31, 2018. The Bloomberg Barclays Global Treasury Index (USD hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 5.52%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD hedged), a widely used index of global investment grade credit bonds, returned 8.22%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD hedged), a widely used index of below investment grade bonds, returned 10.05%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD hedged), returned 10.60%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 8.72%.

Global equities also produced strong results. Despite periods of volatility, U.S. equities moved sharply higher. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations and a more accommodative Fed. All told, U.S. equities, as represented by the S&P 500 Index, returned 18.54%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 10.59%, whereas global equities, as

2	PIMCO VARIABLE INSURANCE TRUST

represented by the MSCI World Index, returned 16.98%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 7.53%, and European equities, as represented by the MSCI Europe Index (in EUR), returned 16.24%.

Commodity prices fluctuated and largely moved higher. When the reporting period began, Brent crude oil was approximately $54 a barrel, but by the end, it was roughly $67 a barrel. Elsewhere, gold and copper prices also rose.

Finally, there were periods of volatility in the foreign exchange markets, due in part to signs of moderating global growth and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar strengthened against a number of other major currencies. For example, the U.S. dollar returned 0.82% and 0.45% versus the euro and British pound, respectively. However, the U.S. dollar fell 1.71% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2019	3

Important Information About the PIMCO CommodityRealReturn® Strategy Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO CommodityRealReturn® Strategy Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of interest rate risk, especially as the Federal Reserve Board ended its quantitative easing program in October 2014 and raised interest rates several times thereafter before lowering them in July 2019. Interest rates may change in the future depending upon the Federal Reserve Board’s view of economic growth, inflation, employment and other market factors. To the extent the Federal Reserve Board raises interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

With respect to certain securities, the Portfolio may make different asset class, sector or geographical classifications for the purpose of monitoring compliance with investment guidelines than the classifications disclosed in this report.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Portfolio returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests are not known.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

The Portfolio will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in the PIMCO Cayman Commodity Portfolio I Ltd. (the “Subsidiary”), a wholly-owned subsidiary (as discussed below). The Portfolio may also invest in commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodity futures contracts, or a subset of

4	PIMCO VARIABLE INSURANCE TRUST

commodities or commodity futures contracts. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the notes. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investments. These notes expose the Portfolio economically to movements in commodity prices. The Portfolio is intended for long-term investors and an investment in the Portfolio should be no more than a small part of a typical diversified portfolio. The Portfolio’s share price is expected to be more volatile than that of other funds. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as weather, disease, embargoes, and international economic, political and regulatory developments. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at maturity of the note, the Portfolio may receive more or less principal than it originally invested. The Portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments. The Portfolio may also gain exposure to the commodity markets indirectly by investing in its Subsidiary, which will primarily invest in different commodity-linked derivative instruments than the Portfolio, including swap agreements, commodity options, futures and options on futures.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO CommodityRealReturn® Strategy Portfolio	06/30/04	04/30/12	11/10/14	06/30/04	02/28/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment

SEMIANNUAL REPORT	JUNE 30, 2019	5

Important Information About the PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-PORT. The Portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov and are available without charge, upon request by calling the Portfolio at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Portfolio filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO CommodityRealReturn® Strategy Portfolio (Consolidated)

Cumulative Returns Through June 30, 2019

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of 06/30/2019†§

U.S. Treasury Obligations	56.7%

U.S. Government Agencies	12.6%

Short-Term Instruments‡	10.0%

Corporate Bonds & Notes	7.6%

Sovereign Issues	6.6%

Asset-Backed Securities	4.8%

Non-Agency Mortgage-Backed Securities	1.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO CommodityRealReturn® Strategy Portfolio Institutional Class	8.37%	(6.68)%	(9.50)%	—	(7.30)%
PIMCO CommodityRealReturn® Strategy Portfolio Class M	8.16%	(6.98)%	—	—	(7.44)%
PIMCO CommodityRealReturn® Strategy Portfolio Administrative Class	8.27%	(6.80)%	(9.64)%	(1.77)%	(1.26)%
PIMCO CommodityRealReturn® Strategy Portfolio Advisor Class	8.30%	(6.82)%	(9.72)%	(1.87)%	(2.91)%
Bloomberg Commodity Index Total Return±	5.06%	(6.75)%	(9.15)%	(3.74)%	(2.58)%♦

All Portfolio returns are net of fees and expenses.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 06/30/2004.

± Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on a number of physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. The futures exposures of the benchmark are collateralized by US T-bills.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Commodity Subsidiary Expenses), were 1.92% for Institutional Class shares, 2.37% for Class M shares, 2.07% for Administrative Class shares, and 2.17% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to peroid end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO CommodityRealReturn® Strategy Portfolio seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. ”Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio invests in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures that provide exposure to the investment returns of the commodities markets without investing directly in physical commodities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Exposure to commodities contributed to absolute performance, as commodities, as measured by the Bloomberg Commodity Index Total Return, posted positive returns.

»

The structural allocation to U.S. short-term Treasury Inflation-Protected Securities (TIPS) as collateral backing the Fund’s commodity exposure, contributed to absolute performance, as U.S. short-term TIPS, as measured by the Bloomberg Barclays U.S. 1-5 Year TIPS Index, outperformed U.S. 3-Month Treasury Bills, as measured by ICE BofAML U.S. 3-Month Treasury Bill Index.

»	Overweight exposure to energy commodities contributed to relative performance, as the sector, as measured by the Bloomberg Energy Sub-index, posted positive returns.

»	Overweight exposure to U.S. real duration contributed to relative performance, as U.S. real yields moved lower.

»	Overweight exposure to German nominal duration contributed to relative performance, as German nominal yields moved lower.

»	Underweight exposure to French nominal duration detracted from relative performance, as French nominal yields moved lower.

SEMIANNUAL REPORT	JUNE 30, 2019	7

Expense Example PIMCO CommodityRealReturn® Strategy Portfolio (Consolidated)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2019 to June 30, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During Period*	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,083.70	$11.10	$1,000.00	$1,014.01	$10.73	2.16%
Class M	1,000.00	1,081.60	13.40	1,000.00	1,011.79	12.95	2.61
Administrative Class	1,000.00	1,082.70	11.81	1,000.00	1,013.32	11.42	2.30
Advisor Class	1,000.00	1,083.00	12.33	1,000.00	1,012.82	11.91	2.40

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	JUNE 30, 2019	9

Financial Highlights PIMCO CommodityRealReturn® Strategy Portfolio (Consolidated)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain (Loss)	Total
Institutional Class

01/01/2019 - 06/30/2019+	$6.00	$0.06	$0.44	$0.50	$(0.19)	$0.00	$(0.19)

12/31/2018	7.14	0.16	(1.14)	(0.98)	(0.16)	0.00	(0.16)

12/31/2017	7.84	0.14	(0.01)	0.13	(0.83)	0.00	(0.83)

12/31/2016	6.89	0.13	0.91	1.04	(0.09)	0.00	(0.09)

12/31/2015~	9.68	0.04	(2.63)	(2.59)	(0.20)	0.00	(0.20)

12/31/2014~	11.92	0.12	(2.30)	(2.18)	(0.06)	0.00	(0.06)
Class M

01/01/2019 - 06/30/2019+	5.99	0.05	0.43	0.48	(0.17)	0.00	(0.17)

12/31/2018	7.12	0.13	(1.13)	(1.00)	(0.13)	0.00	(0.13)

12/31/2017	7.83	0.11	(0.01)	0.10	(0.81)	0.00	(0.81)

12/31/2016	6.89	0.24	0.76	1.00	(0.06)	0.00	(0.06)

12/31/2015~	9.72	0.03	(2.66)	(2.63)	(0.20)	0.00	(0.20)

11/10/2014 - 12/31/2014~	11.18	0.08	(1.52)	(1.44)	(0.02)	0.00	(0.02)
Administrative Class

01/01/2019 - 06/30/2019+	6.02	0.06	0.43	0.49	(0.18)	0.00	(0.18)

12/31/2018	7.16	0.15	(1.14)	(0.99)	(0.15)	0.00	(0.15)

12/31/2017	7.87	0.13	(0.01)	0.12	(0.83)	0.00	(0.83)

12/31/2016	6.91	0.12	0.92	1.04	(0.08)	0.00	(0.08)

12/31/2015~	9.72	0.02	(2.63)	(2.61)	(0.20)	0.00	(0.20)

12/31/2014~	11.96	0.12	(2.32)	(2.20)	(0.04)	0.00	(0.04)
Advisor Class

01/01/2019 - 06/30/2019+	6.09	0.06	0.44	0.50	(0.18)	0.00	(0.18)

12/31/2018	7.24	0.15	(1.16)	(1.01)	(0.14)	0.00	(0.14)

12/31/2017	7.95	0.12	(0.02)	0.10	(0.81)	0.00	(0.81)

12/31/2016	6.99	0.14	0.90	1.04	(0.08)	0.00	(0.08)

12/31/2015~	9.82	0.01	(2.64)	(2.63)	(0.20)	0.00	(0.20)

12/31/2014~	12.10	0.10	(2.34)	(2.24)	(0.04)	0.00	(0.04)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
~	A one for two reverse share split, effective August 7, 2015, has been retroactively applied.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$6.31	8.37%	$3,044	2.15	%*	2.26	%*	0.74	%*	0.85	%*	1.91	%*	92%

6.00	(14.05)	3,000	1.77		1.92		0.74		0.89		2.32		237

7.14	2.40	2,883	1.25		1.39		0.74		0.88		1.92		157

7.84	15.22	2,813	1.03		1.17		0.74		0.88		1.82		206

6.89	(25.57)	2,513	0.91		1.02		0.74		0.85		0.46		162

9.68	(18.35)	2,233	0.78		0.91		0.74		0.87		1.08		151

6.30	8.16	432	2.60	*	2.71	*	1.19	*	1.30	*	1.46	*	92

5.99	(14.33)	454	2.22		2.37		1.19		1.34		1.88		237

7.12	1.94	524	1.70		1.84		1.19		1.33		1.50		157

7.83	14.62	526	1.48		1.62		1.19		1.33		3.27		206

6.89	(25.91)	306	1.36		1.47		1.19		1.30		0.38		162

9.72	(12.91)	23	1.23	*	1.36	*	1.19	*	1.32	*	0.61	*	151

6.33	8.27	223,881	2.30	*	2.41	*	0.89	*	1.00	*	1.82	*	92

6.02	(14.13)	217,121	1.92		2.07		0.89		1.04		2.19		237

7.16	2.15	263,712	1.40		1.54		0.89		1.03		1.79		157

7.87	15.16	261,084	1.18		1.32		0.89		1.03		1.62		206

6.91	(25.70)	241,100	1.06		1.17		0.89		1.00		0.22		162

9.72	(18.42)	302,303	0.93		1.06		0.89		1.02		0.94		151

6.41	8.30	109,399	2.40	*	2.51	*	0.99	*	1.10	*	1.73	*	92

6.09	(14.20)	103,329	2.02		2.17		0.99		1.14		2.09		237

7.24	2.05	124,551	1.50		1.64		0.99		1.13		1.69		157

7.95	14.87	127,029	1.28		1.42		0.99		1.13		1.82		206

6.99	(25.66)	106,999	1.16		1.27		0.99		1.10		0.14		162

9.82	(18.62)	125,905	1.03		1.16		0.99		1.12		0.85		151

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	11

Consolidated Statement of Assets and Liabilities PIMCO CommodityRealReturn® Strategy Portfolio

June 30, 2019 (Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$566,074
Investments in Affiliates	88
Financial Derivative Instruments
Exchange-traded or centrally cleared	976
Over the counter	9,625
Cash	1
Deposits with counterparty	2,601
Foreign currency, at value	1,000
Receivable for investments sold	441
Receivable for investments sold on a delayed-delivery basis	10,883
Receivable for TBA investments sold	116,625
Receivable for Portfolio shares sold	411
Interest and/or dividends receivable	1,435
Dividends receivable from Affiliates	3
Reimbursement receivable from PIMCO	25
Other assets	28
Total Assets	710,216

Liabilities:

Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$176,991
Payable for short sales	10,678
Financial Derivative Instruments
Exchange-traded or centrally cleared	877
Over the counter	2,553
Payable for investments purchased	450
Payable for investments in Affiliates purchased	3
Payable for TBA investments purchased	169,634
Deposits from counterparty	11,887
Payable for Portfolio shares redeemed	130
Accrued investment advisory fees	141
Accrued supervisory and administrative fees	70
Accrued distribution fees	21
Accrued servicing fees	25
Total Liabilities	373,460

Net Assets	$336,756

Net Assets Consist of:

Paid in capital	$362,251
Distributable earnings (accumulated loss)	(25,495)

Net Assets	$336,756

Net Assets:

Institutional Class	$3,044
Class M	432
Administrative Class	223,881
Advisor Class	109,399

Shares Issued and Outstanding:

Institutional Class	482
Class M	69
Administrative Class	35,343
Advisor Class	17,061

Net Asset Value Per Share Outstanding:

Institutional Class	$6.31
Class M	6.30
Administrative Class	6.33
Advisor Class	6.41

Cost of investments in securities	$563,486
Cost of investments in Affiliates	$88
Cost of foreign currency held	$996
Proceeds received on short sales	$10,676
Cost or premiums of financial derivative instruments, net	$903

* Includes repurchase agreements of:	$36,920

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Operations PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2019 (Unaudited)

Investment Income:

Interest	$6,850
Dividends from Investments in Affiliates	24
Total Income	6,874

Expenses:

Investment advisory fees	951
Supervisory and administrative fees	472
Distribution and/or servicing fees - Class M	1
Servicing fees - Administrative Class	166
Distribution and/or servicing fees - Advisor Class	135
Trustee fees	2
Interest expense	2,353
Total Expenses	4,080
Waiver and/or Reimbursement by PIMCO	(189)
Net Expenses	3,891

Net Investment Income (Loss)	2,983

Net Realized Gain (Loss):

Investments in securities	239
Investments in Affiliates	2
Exchange-traded or centrally cleared financial derivative instruments	(2,439)
Over the counter financial derivative instruments	(7,455)
Short sales	(4)
Foreign currency	(154)

Net Realized Gain (Loss)	(9,811)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	12,139
Investments in Affiliates	(1)
Exchange-traded or centrally cleared financial derivative instruments	(1,594)
Over the counter financial derivative instruments	22,813
Foreign currency assets and liabilities	3

Net Change in Unrealized Appreciation (Depreciation)	33,360

Net Increase (Decrease) in Net Assets Resulting from Operations	$26,532

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	13

Consolidated Statements of Changes in Net Assets PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$2,983	$8,241
Net realized gain (loss)	(9,811)	(20,257)
Net change in unrealized appreciation (depreciation)	33,360	(42,257)

Net Increase (Decrease) in Net Assets Resulting from Operations	26,532	(54,273)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(90)	(67)
Class M	(12)	(9)
Administrative Class	(6,364)	(5,381)
Advisor Class	(3,034)	(2,395)

Total Distributions(a)	(9,500)	(7,852)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions**	(4,180)	(5,641)

Total Increase (Decrease) in Net Assets	12,852	(67,766)

Net Assets:

Beginning of period	323,904	391,670
End of period	$336,756	$323,904

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Cash Flows

Six Months Ended June 30, 2019 (Unaudited)
(Amounts in thousands†)	PIMCO CommodityRealReturn® Strategy Portfolio

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$26,532

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(449,038)
Proceeds from sales of long-term securities	460,683
(Purchases) Proceeds from sales of short-term portfolio investments, net	21,032
(Increase) decrease in deposits with counterparty	807
(Increase) decrease in receivable for investments sold	(23,638)
(Increase) decrease in interest and/or dividends receivable	7
(Increase) decrease in dividends receivable from Affiliates	1
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(4,305)
Proceeds from (Payments on) over the counter financial derivative instruments	(7,544)
(Increase) decrease in reimbursement receivable from PIMCO	6
Increase (decrease) in payable for investments purchased	49,901
Increase (decrease) in deposits from counterparty	10,330
Increase (decrease) in accrued investment advisory fees	(18)
Increase (decrease) in accrued supervisory and administrative fees	(9)
Increase (decrease) in accrued distribution fees	(1)
Increase (decrease) in accrued servicing fees	(3)
Proceeds from (Payments on) short sales transactions, net	4,400
Proceeds from (Payments on) foreign currency transactions	(151)
Net Realized (Gain) Loss
Investments in securities	(239)
Investments in Affiliates	(2)
Exchange-traded or centrally cleared financial derivative instruments	2,439
Over the counter financial derivative instruments	7,455
Short sales	4
Foreign currency	154
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(12,139)
Investments in Affiliates	1
Exchange-traded or centrally cleared financial derivative instruments	1,594
Over the counter financial derivative instruments	(22,813)
Foreign currency assets and liabilities	(3)
Net amortization (accretion) on investments	133

Net Cash Provided by (Used for) Operating Activities	65,576

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	25,409
Payments on shares redeemed	(38,810)
Cash distributions paid*	0
Proceeds from sale-buyback transactions	1,422,919
Payments on sale-buyback transactions	(1,475,285)

Net Cash Received from (Used for) Financing Activities	(65,767)

Net Increase (Decrease) in Cash and Foreign Currency	(191)

Cash and Foreign Currency:

Beginning of period	1,192
End of period	$1,001

* Reinvestment of distributions	$9,500

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period	$2,511

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Portfolio has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Portfolio’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	15

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 168.1%

CORPORATE BONDS & NOTES 12.8%

BANKING & FINANCE 5.8%

AerCap Ireland Capital DAC
4.250% due 07/01/2020		$700	$710
4.625% due 10/30/2020		100	103

Aircastle Ltd.
5.125% due 03/15/2021		1,000	1,037
7.625% due 04/15/2020		600	622

Ally Financial, Inc.
4.125% due 03/30/2020		150	152
4.250% due 04/15/2021		50	51

Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(f)(g)	EUR	400	468

Bank of America Corp.
5.875% due 03/15/2028 •(f)		$230	240

Bank of Ireland
7.375% due 06/18/2020 •(f)(g)	EUR	200	241

Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(f)(g)		200	237
6.625% due 06/29/2021 •(f)(g)		200	252

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		$1,100	1,140

Deutsche Bank AG
4.250% due 10/14/2021		1,600	1,622

Ford Motor Credit Co. LLC
0.050% due 12/01/2021 ~	EUR	900	1,002
3.200% due 01/15/2021		$2,100	2,107

Goldman Sachs Group, Inc.
3.610% (US0003M + 1.200%) due 09/15/2020 ~		1,400	1,414

ING Bank NV
2.625% due 12/05/2022		500	510

John Deere Capital Corp.
2.633% (US0003M + 0.290%) due 06/22/2020 ~		1,200	1,202

Lloyds Banking Group PLC
3.186% due 06/21/2021 ~		500	500

Mitsubishi UFJ Financial Group, Inc.
4.400% (US0003M + 1.880%) due 03/01/2021 ~		247	253

Royal Bank of Scotland Group PLC
3.899% due 06/25/2024 ~		400	400
4.519% due 06/25/2024 •		300	313

State Bank of India
3.539% (US0003M + 0.950%) due 04/06/2020 ~		800	802

Toronto-Dominion Bank
2.250% due 03/15/2021		800	803

UBS AG
3.031% (US0003M + 0.580%) due 06/08/2020 ~		1,000	1,005

UniCredit SpA
7.830% due 12/04/2023		2,000	2,286

			19,472

INDUSTRIALS 4.9%

BAT Capital Corp.
2.297% due 08/14/2020		900	898
3.118% due 08/14/2020 ~		600	602

Bayer U.S. Finance LLC
2.979% due 06/25/2021 ~		2,100	2,087

Charter Communications Operating LLC
3.579% due 07/23/2020		2,700	2,724

Dell International LLC
4.420% due 06/15/2021		900	927

Deutsche Telekom International Finance BV
1.950% due 09/19/2021		150	149

DISH DBS Corp.
5.125% due 05/01/2020		500	504

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dominion Energy Gas Holdings LLC
3.010% due 06/15/2021 ~		$600	$603

Enbridge, Inc.
2.984% due 01/10/2020 ~		600	600
3.110% (US0003M + 0.700%) due 06/15/2020 ~		900	903

Fresenius Medical Care U.S. Finance, Inc.
5.750% due 02/15/2021		1,000	1,043

Hyundai Capital America
2.000% due 07/01/2019		200	200

Keurig Dr Pepper, Inc.
3.551% due 05/25/2021		2,800	2,860
4.057% due 05/25/2023		100	105

Kraft Heinz Foods Co.
2.800% due 07/02/2020		800	801

Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021		500	495

Spectra Energy Partners LP
3.179% (US0003M + 0.700%) due 06/05/2020 ~		100	100

Textron, Inc.
3.095% due 11/10/2020 ~		690	690

Volkswagen Group of America Finance LLC
4.000% due 11/12/2021		200	206

			16,497

UTILITIES 2.1%

AT&T, Inc.
3.270% due 06/01/2021 ~		600	603
3.547% (US0003M + 0.950%) due 07/15/2021 ~		1,100	1,110
5.150% due 02/15/2050		300	331
5.300% due 08/15/2058		100	112

Consolidated Edison Co. of New York, Inc.
2.749% due 06/25/2021 ~		100	100

Duke Energy Corp.
3.028% due 05/14/2021 ~		1,200	1,203

National Rural Utilities Cooperative Finance Corp.
2.694% due 06/30/2021 ~		100	100

NextEra Energy Capital Holdings, Inc.
2.835% due 09/03/2019 ~		690	690
2.921% due 08/21/2020 ~		700	700

Petrobras Global Finance BV
5.999% due 01/27/2028		883	940
6.125% due 01/17/2022		238	256
6.625% due 01/16/2034	GBP	100	142

Sempra Energy
2.860% due 03/15/2021 ~		$300	299

Southern Power Co.
2.937% due 12/20/2020 ~		300	300

			6,886

Total Corporate Bonds & Notes (Cost $42,184)			42,855

U.S. GOVERNMENT AGENCIES 21.3%

Fannie Mae
2.754% due 05/25/2042 •		3	3
2.804% due 03/25/2049 •		1,707	1,703
3.682% due 10/01/2044 •		4	4
4.246% due 01/01/2036 •		48	50
4.393% due 05/25/2035		20	21
4.468% due 07/01/2035 •		13	13
4.743% due 11/01/2034 •		15	16
4.780% due 11/01/2035 •		15	16

Fannie Mae UMBS, TBA
3.500% due 08/01/2049 - 09/01/2049		34,680	35,434
4.000% due 08/01/2049		27,700	28,616

Freddie Mac
2.534% due 08/25/2031 •		1	1
2.836% due 07/15/2044 •		538	535
2.844% due 08/15/2033 - 09/15/2042 •		1,064	1,068

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.488% due 02/25/2045 •	$48	$48
4.245% due 09/01/2036 •	81	84
4.446% due 10/01/2036 •	48	50
4.536% due 07/01/2036 •	86	90
4.765% due 01/01/2034 •	4	4

Ginnie Mae
2.783% due 02/20/2049 •	1,677	1,676
3.030% due 08/20/2068 •	703	690
3.629% due 04/20/2067 •	466	475

NCUA Guaranteed Notes
2.869% due 10/07/2020 •	204	204
2.979% due 12/08/2020 •	652	654

Small Business Administration
5.510% due 11/01/2027	113	123

Total U.S. Government Agencies (Cost $71,405)		71,578

U.S. TREASURY OBLIGATIONS 95.2%

U.S. Treasury Bonds
3.000% due 05/15/2045	80	87

U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2020 (i)	70,481	69,752
0.125% due 04/15/2021 (i)(k)(m)	63,529	62,948
0.125% due 01/15/2022 (m)	508	505
0.125% due 04/15/2022 (i)(m)	18,659	18,516
0.125% due 07/15/2022	2,663	2,656
0.125% due 01/15/2023	2,724	2,710
0.125% due 07/15/2024	42	42
0.125% due 07/15/2026	3,891	3,866
0.250% due 01/15/2025	10,373	10,389
0.375% due 07/15/2023	7,343	7,405
0.375% due 07/15/2025 (k)	2,478	2,506
0.375% due 07/15/2025	7,656	7,744
0.375% due 01/15/2027 (m)	7,806	7,863
0.375% due 07/15/2027	125	127
0.500% due 01/15/2028 (i)	20,227	20,567
0.625% due 07/15/2021	2,281	2,295
0.625% due 04/15/2023	2,088	2,113
0.625% due 01/15/2024 (k)	1,778	1,810
0.625% due 01/15/2026 (i)	16,947	17,361
0.625% due 02/15/2043 (m)	156	151
0.750% due 07/15/2028	1,018	1,061
0.750% due 02/15/2045	2,279	2,257
0.875% due 01/15/2029	3,228	3,400
1.125% due 01/15/2021	5,022	5,062
1.250% due 07/15/2020 (i)	22,986	23,138
1.375% due 01/15/2020	4,322	4,314
1.375% due 02/15/2044	110	125
1.375% due 02/15/2044 (m)	537	610
1.750% due 01/15/2028	5,943	6,666
2.000% due 01/15/2026	4,624	5,147
2.125% due 02/15/2040	414	530
2.125% due 02/15/2041 (m)	1,027	1,324
2.375% due 01/15/2025 (i)	14,504	16,213
2.375% due 01/15/2027 (m)	127	146
2.500% due 01/15/2029	4,801	5,778
3.375% due 04/15/2032	1,681	2,305
3.875% due 04/15/2029	948	1,270

Total U.S. Treasury Obligations (Cost $318,701)		320,759

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.8%

Alliance Bancorp Trust
2.644% due 07/25/2037 •	216	197

Banc of America Mortgage Trust
4.491% due 11/25/2035 ^~	15	15
4.715% due 06/25/2035 ~	49	48

BCAP LLC Trust
5.250% due 08/26/2037 ~	248	253

Bear Stearns Adjustable Rate Mortgage Trust
4.333% due 07/25/2036 ^~	52	50
4.376% due 03/25/2035 ~	51	52
4.855% due 01/25/2035 ~	140	143

Citigroup Mortgage Loan Trust
3.258% due 04/25/2066 «~	100	100
4.291% due 09/25/2037 ^~	265	258

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Civic Mortgage LLC
4.349% due 11/25/2022 þ		$530	$530

Countrywide Alternative Loan Trust
2.524% due 06/25/2036 •		691	657
2.578% due 12/20/2046 ^•		1,035	937
6.000% due 02/25/2037 ^		165	116

Countrywide Home Loan Mortgage Pass-Through Trust
3.927% due 08/25/2034 ^~		15	14

Credit Suisse Mortgage Capital Certificates
2.554% due 09/29/2036 •		741	703
5.056% due 10/26/2036 ~		68	63

Eurosail PLC
1.739% due 06/13/2045 •	GBP	322	407

First Horizon Alternative Mortgage Securities Trust
4.391% due 06/25/2034 ~		$8	8
6.000% due 02/25/2037 ^		57	42

GreenPoint Mortgage Funding Trust
2.584% due 09/25/2046 •		143	136
2.944% due 11/25/2045 •		8	7

GS Mortgage Securities Trust
3.849% due 12/10/2043		152	153

GSR Mortgage Loan Trust
4.813% due 01/25/2035 ~		21	21

HarborView Mortgage Loan Trust
2.630% due 03/19/2036 ^•		40	38

HomeBanc Mortgage Trust
2.734% due 10/25/2035 •		49	50

IndyMac Mortgage Loan Trust
4.669% due 11/25/2035 ^~		47	47

JPMorgan Mortgage Trust
4.491% due 07/25/2035 ~		26	27
4.635% due 08/25/2035 ~		37	38
4.724% due 02/25/2035 ~		58	59

MASTR Adjustable Rate Mortgages Trust
4.663% due 11/21/2034 ~		16	17

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
3.134% due 09/15/2030 •		97	97

Residential Accredit Loans, Inc. Trust
3.864% due 09/25/2045 •		99	93

Residential Asset Securitization Trust
2.804% due 05/25/2035 •		84	71

Sequoia Mortgage Trust
2.583% due 07/20/2036 •		173	169

Structured Adjustable Rate Mortgage Loan Trust
3.904% due 01/25/2035 ^•		9	9
4.424% due 12/25/2034 ~		2	2
4.566% due 02/25/2034 ~		11	11

Structured Asset Mortgage Investments Trust
2.614% due 04/25/2036 •		13	13
3.050% due 10/19/2034 •		12	13

Towd Point Mortgage Funding PLC
1.855% due 10/20/2051 ~	GBP	1,400	1,785

Vornado DP LLC Trust
4.004% due 09/13/2028		$1,500	1,522

WaMu Mortgage Pass-Through Certificates Trust
3.274% due 05/25/2047 •		184	175
3.884% due 08/25/2035 ~		7	7
4.062% due 12/25/2035 ~		98	96

Washington Mutual Mortgage Pass-Through Certificates Trust
6.500% due 08/25/2035		18	17

Wells Fargo Mortgage-Backed Securities Trust
4.941% due 06/25/2033 ~		27	28
4.966% due 03/25/2036 ^~		70	71

Total Non-Agency Mortgage-Backed Securities (Cost $8,974)			9,365

ASSET-BACKED SECURITIES 8.1%

Argent Mortgage Loan Trust
2.884% due 05/25/2035 •		101	98

Argent Securities Trust
2.554% due 07/25/2036 •		380	331

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.564% due 05/25/2036 •		$662	$250

Atrium Corp.
3.422% due 04/22/2027 •		400	399

Black Diamond CLO Designated Activity Co.
0.650% due 10/03/2029 •	EUR	350	398

Brookside Mill CLO Ltd.
3.408% due 01/17/2028 •		$2,060	2,050

Catamaran CLO Ltd.
3.432% due 01/27/2028 •		600	598

CIFC Funding Ltd.
3.377% due 04/15/2027 •		640	640

CIT Mortgage Loan Trust
3.780% due 10/25/2037 •		578	586

Citigroup Mortgage Loan Trust
2.634% due 12/25/2036 •		49	39

Citigroup Mortgage Loan Trust, Inc.
2.734% due 10/25/2036 •		400	386

CoreVest American Finance Trust
2.968% due 10/15/2049		151	152

Countrywide Asset-Backed Certificates
2.594% due 11/25/2037 •		906	875
2.654% due 03/25/2037 •		200	191
3.871% due 04/25/2036 ~		5	5

Countrywide Asset-Backed Certificates Trust
3.144% due 08/25/2047 •		211	210

Credit-Based Asset Servicing & Securitization LLC
2.524% due 07/25/2037 •		13	9
2.624% due 07/25/2037 •		55	38

Flagship Ltd.
3.712% due 01/20/2026 •		156	157

Fremont Home Loan Trust
2.539% due 10/25/2036 •		139	131

GSAA Trust
6.220% due 03/25/2046 þ		71	57

GSAMP Trust
2.474% due 12/25/2036 •		57	34
3.379% due 03/25/2035 ^•		125	110

Halcyon Loan Advisors Funding Ltd.
3.512% due 04/20/2027 •		300	299

IndyMac Mortgage Loan Trust
2.474% due 07/25/2036 •		277	125

Jamestown CLO Ltd.
3.287% due 07/15/2026 •		370	369
3.410% due 07/25/2027 •		250	250
3.808% due 01/17/2027 •		891	892

Jubilee CLO BV
0.482% due 12/15/2029 •	EUR	1,950	2,212

Lehman XS Trust
2.564% due 05/25/2036 •		$152	155
5.354% due 06/25/2036 þ		154	159

LoanCore Issuer Ltd.
3.524% due 05/09/2036 •		500	502

Long Beach Mortgage Loan Trust
2.524% due 08/25/2036 •		636	332

Marathon CLO Ltd.
3.392% due 11/21/2027 •		1,920	1,912

Marlette Funding Trust
2.690% due 09/17/2029 (b)		100	100

Morgan Stanley Mortgage Loan Trust
5.910% due 11/25/2036 þ		808	346
6.000% due 02/25/2037 ^~		84	67

Navient Student Loan Trust
3.554% due 03/25/2066 •		491	494

OCP CLO Ltd.
3.397% due 07/15/2027 •		300	299
3.406% due 10/26/2027 •		1,020	1,018

Renaissance Home Equity Loan Trust
3.590% due 09/25/2037		1,062	590

Residential Asset Securities Corp. Trust
2.634% due 06/25/2036 •		400	390
2.734% due 04/25/2036 •		200	200

Saxon Asset Securities Trust
2.714% due 09/25/2047 •		229	223

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Securitized Asset-Backed Receivables LLC Trust
2.554% due 07/25/2036 •		$362	$200
2.564% due 07/25/2036 •		170	89
2.654% due 05/25/2036 •		613	401

SLM Private Education Loan Trust
1.850% due 06/17/2030		50	50
4.644% due 06/16/2042 •		220	223

SLM Student Loan Trust
0.000% due 12/15/2023 •	EUR	4	5
0.000% due 01/25/2024 •		164	186
0.000% due 06/17/2024 •		58	66
3.130% due 10/25/2064 •		$500	494
4.080% due 04/25/2023 •		883	893

SoFi Professional Loan Program LLC
2.050% due 01/25/2041		301	300

Soundview Home Loan Trust
2.604% due 06/25/2037 •		835	626

SpringCastle Funding Asset-Backed
3.200% due 05/27/2036		872	882

Structured Asset Securities Corp. Mortgage Loan Trust
3.940% due 04/25/2035 •		168	166

THL Credit Wind River CLO Ltd.
0.000% due 01/15/2026 •(b)		300	300
3.467% due 10/15/2027 •		500	499

Venture CLO Ltd.
3.417% due 04/15/2027 •		940	939
3.477% due 07/15/2027 •		400	400
3.742% due 10/22/2031 •		500	500

Vericrest Opportunity Loan Transferee LLC
3.125% due 09/25/2047 þ		296	297

Voya CLO Ltd.
3.300% due 07/25/2026 •		463	462

Z Capital Credit Partners CLO Ltd.
3.551% due 07/16/2027 •		710	709

Total Asset-Backed Securities (Cost $27,371)			27,365

SOVEREIGN ISSUES 11.1%

Argentina Government International Bond
40.244% (BADLARPP) due 10/04/2022 ~	ARS	100	3
52.006% (BADLARPP + 2.000%) due 04/03/2022 ~(a)		3,393	69
63.705% due 06/21/2020 ~(a)		19,527	449

Australia Government International Bond
1.250% due 02/21/2022 (e)	AUD	1,811	1,321
3.000% due 09/20/2025 (e)		2,074	1,740

Autonomous Community of Catalonia
4.950% due 02/11/2020	EUR	100	117

Brazil Letras do Tesouro Nacional
0.000% due 01/01/2020 (d)	BRL	1,164	294

Canadian Government Real Return Bond
4.250% due 12/01/2026 (e)	CAD	929	928

France Government International Bond
1.850% due 07/25/2027 (e)	EUR	447	637
2.100% due 07/25/2023 (e)		2,507	3,254
2.250% due 07/25/2020 (e)		1,787	2,108

Italy Buoni Poliennali Del Tesoro
1.650% due 04/23/2020 (e)		201	231
2.350% due 09/15/2024 (e)		379	464

Japan Government International Bond
0.100% due 03/10/2028 (e)	JPY	189,867	1,839
0.100% due 03/10/2029 (e)		82,243	797

Mexico Government International Bond
7.750% due 05/29/2031	MXN	7,972	421

New Zealand Government International Bond
2.000% due 09/20/2025 (e)	NZD	2,728	2,003

Peru Government International Bond
5.940% due 02/12/2029	PEN	1,000	332

Qatar Government International Bond
3.875% due 04/23/2023		$400	420

Saudi Government International Bond
4.000% due 04/17/2025		260	277

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	17

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

United Kingdom Gilt
0.125% due 03/22/2026 (e)	GBP	2,231	$3,382
0.125% due 08/10/2028 (e)		2,053	3,295
1.250% due 11/22/2027 (e)		4,275	7,344
1.875% due 11/22/2022 (e)		3,908	5,778

Total Sovereign Issues (Cost $38,224)			37,503

SHORT-TERM INSTRUMENTS 16.8%

CERTIFICATES OF DEPOSIT 0.7%

Barclays Bank PLC
2.980% due 10/25/2019 ~		$2,400	2,402

COMMERCIAL PAPER 1.5%

Bank of Montreal
1.787% due 07/22/2019	CAD	100	76
1.797% due 07/19/2019		100	76
1.806% due 07/31/2019		700	534

Bank of Nova Scotia
1.773% due 07/22/2019		200	153
1.775% due 07/25/2019		100	76
1.781% due 07/26/2019		100	76
1.785% due 07/22/2019		200	153

Broadcom, Inc.
2.830% due 07/18/2019		$250	250
2.910% due 07/09/2019		400	400

Crown Castle International Corp.
2.800% due 07/17/2019		250	250

Encana Corp.
3.120% due 07/08/2019		250	250

Energy Transfer Partners LP
3.040% due 07/08/2019		400	400

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HSBC Bank Canada
1.827% due 07/24/2019	CAD	200	$153
1.828% due 07/25/2019		100	76
1.828% due 07/26/2019		100	76
1.854% due 07/11/2019		700	534

Royal Bank Of Canada
1.765% due 07/02/2019		100	76
1.773% due 07/22/2019		100	76
1.777% due 07/25/2019		100	76
1.777% due 07/26/2019		200	152
1.795% due 07/31/2019		400	305

Royal Caribbean Cruise
2.900% due 07/15/2019		$250	250

Toronto-Dominion Bank
1.765% due 07/02/2019	CAD	400	305
1.787% due 07/22/2019		100	76
1.788% due 07/24/2019		200	153
1.795% due 07/19/2019		100	76

			5,078

REPURCHASE AGREEMENTS (h) 11.0%
			36,920

U.S. TREASURY BILLS 3.6%
2.407% due 07/02/2019 - 07/05/2019 (c)(d)		$12,251	12,249

Total Short-Term Instruments (Cost $56,627)			56,649

Total Investments in Securities (Cost $563,486)			566,074

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	8,925	$88

Total Short-Term Instruments (Cost $88)		88

Total Investments in Affiliates (Cost $88)		88

Total Investments 168.1% (Cost $563,574)		$566,162

Financial Derivative Instruments (j)(l) 2.1% (Cost or Premiums, net $903)		7,171

Other Assets and Liabilities, net (70.2)%		(236,577)

Net Assets 100.0%		$336,756

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	2.550%	06/28/2019	07/01/2019	$21,900	U.S. Treasury Notes 2.750% due 04/30/2023	$(8,169)	$21,900	$21,905
					U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2026	(14,213)
SAL	2.600	06/28/2019	07/01/2019	13,900	U.S. Treasury Notes 2.000% due 08/15/2025	(14,191)	13,900	13,903
SSB	1.350	06/28/2019	07/01/2019	1,120	U.S. Treasury Notes 2.000% due 08/31/2021(2)	(1,143)	1,120	1,120

Total Repurchase Agreements						$(37,716)	$36,920	$36,928

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)	Payable for Sale-Buyback Transactions(4)
BPG	2.570%	05/06/2019	08/06/2019	$(53,720)	$(53,934)
	2.570	05/06/2019	08/06/2019	(26,430)	(26,536)
	2.570	05/06/2019	08/06/2019	(15,318)	(15,379)
	2.580	06/13/2019	07/25/2019	(1,422)	(1,424)
	2.600	04/24/2019	07/23/2019	(46,673)	(46,902)
	2.600	04/24/2019	07/23/2019	(9,434)	(9,481)
	2.610	06/12/2019	07/24/2019	(1,641)	(1,644)
	2.650	05/28/2019	07/09/2019	(2,677)	(2,683)
	2.660	05/29/2019	07/10/2019	(723)	(725)
	2.660	06/10/2019	07/10/2019	(152)	(152)
	2.660	06/11/2019	07/10/2019	(14,700)	(14,722)
TDM	2.550	04/03/2019	07/03/2019	(893)	(898)
	2.640	06/04/2019	07/12/2019	(2,506)	(2,511)

Total Sale-Buyback Transactions					$(176,991)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (3.2)%
Fannie Mae UMBS, TBA	3.000%	08/01/2049	$10,600	$(10,676)	$(10,678)

Total Short Sales (3.2)%				$(10,676)	$(10,678)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BPS	$21,905	$0	$0	$21,905	$(22,382)	$(477)
SAL	13,903	0	0	13,903	(14,191)	(288)
SSB	1,120	0	0	1,120	(1,143)	(23)

Master Securities Forward Transaction Agreement
BPG	0	0	(173,582)	(173,595)	174,099	504
BPS	0	0	0	0	(590)	(590)
TDM	0	0	(3,409)	(3,409)	3,307	(102)

Total Borrowings and Other Financing Transactions	$36,928	$0	$(176,991)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(81,142)	$(95,849)	$0	$(176,991)

Total Borrowings	$0	$(81,142)	$(95,849)	$0	$(176,991)

Payable for sale-buyback financing transactions					$(176,991)

(i)	Securities with an aggregate market value of $177,536 have been pledged as collateral under the terms of the above master agreements as of June 30, 2019.

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

The average amount of borrowings outstanding during the period ended June 30, 2019 was $(178,205) at a weighted average interest rate of 2.596%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(4)	Payable for sale-buyback transactions includes $(354) of deferred price drop.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	19

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - NYMEX Crude June 2020 Futures	$60.500	05/14/2020	25	$25	$144	$95
Put - NYMEX Crude June 2020 Futures	60.500	05/14/2020	25	25	144	199

					$288	$294

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 2-Year Note September 2019 Futures	$104.000	08/23/2019	1	$2	$0	$0
Put - CBOT U.S. Treasury 2-Year Note September 2019 Futures	104.125	08/23/2019	8	16	0	0
Put - CBOT U.S. Treasury 5-Year Note September 2019 Futures	108.000	08/23/2019	134	134	1	0
Put - CBOT U.S. Treasury 10-Year Note September 2019 Futures	111.500	08/23/2019	10	10	0	0
Put - CBOT U.S. Treasury 10-Year Note September 2019 Futures	112.000	08/23/2019	57	57	1	0
Put - CBOT U.S. Treasury 10-Year Note September 2019 Futures	115.000	08/23/2019	13	13	0	0
Call - CBOT U.S. Treasury 30-Year Bond September 2019 Futures	193.000	08/23/2019	136	136	1	1
Call - CBOT U.S. Treasury 30-Year Bond September 2019 Futures	195.000	08/23/2019	30	30	1	0
Call - CBOT U.S. Treasury 30-Year Bond September 2019 Futures	200.000	08/23/2019	5	5	0	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond September 2019 Futures	103.000	08/23/2019	7	7	0	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond September 2019 Futures	112.000	08/23/2019	16	16	0	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond September 2019 Futures	114.000	08/23/2019	2	2	0	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond September 2019 Futures	125.000	08/23/2019	10	10	0	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond September 2019 Futures	127.000	08/23/2019	1	1	0	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond September 2019 Futures	128.000	08/23/2019	8	8	0	0

					$4	$1

Total Purchased Options					$292	$295

WRITTEN OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Premiums (Received)	Market Value
Put - ICE Natural Gas August 2019 Futures	$32.000	07/26/2019	10	$	310	$(5)	$(29)
Put - ICE Natural Gas September 2019 Futures	32.000	08/27/2019	5		150	(2)	(11)
Put - NDEX Natural Gas October 2019 Futures	13.000	09/26/2019	95		71	(21)	(115)
Call - NYMEX Crude August 2019 Futures	67.000	07/17/2019	12		12	(12)	(1)
Call - NYMEX Crude August 2019 Futures	68.000	07/17/2019	12		12	(11)	(1)
Call - NYMEX Crude September 2019 Futures	57.000	08/15/2019	24		24	(40)	(90)
Put - NYMEX Natural Gas August 2019 Futures	2.400	07/26/2019	12		120	(5)	(16)
Put - NYMEX Natural Gas August 2019 Futures	2.450	07/26/2019	12		120	(7)	(20)
Put - NYMEX Natural Gas September 2019 Futures	2.150	08/27/2019	12		120	(6)	(8)
Call - NYMEX Natural Gas September 2019 Futures	2.600	08/27/2019	12		120	(5)	(3)
Call - NYMEX WTI-Brent Crude Spread December 2018 Futures	5.000	10/30/2019	1		1	(1)	(1)
Call - NYMEX WTI-Brent Crude Spread December 2019 Futures	5.000	08/29/2019	1		1	(1)	0
Put - NYMEX WTI-Brent Crude Spread December 2019 Futures	9.000	10/30/2019	1		1	0	0
Call - NYMEX WTI-Brent Crude Spread November 2019 Futures	5.000	09/27/2019	1		1	(1)	(1)
Put - NYMEX WTI-Brent Crude Spread November 2019 Futures	9.000	09/27/2019	1		1	0	0
Put - NYMEX WTI-Brent Crude Spread October 2019 Futures	9.000	08/29/2019	1		1	0	0

						$(117)	$(296)

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note August 2019 Futures	$129.000	07/26/2019	18	$	18	$(5)	$(5)

Total Written Options						$(122)	$(301)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Aluminum September Futures	09/2019	4	$	180	$0	$0	$0
Brent Crude December Futures	10/2020	21		1,290	53	0	(15)
Brent Crude December Futures	10/2021	46		2,772	49	0	(28)
Brent Crude June Futures	04/2021	3		182	6	0	(2)
Brent Crude October Futures	08/2019	5		322	15	0	(5)
Brent Crude September Futures	07/2019	9		583	20	0	(8)
Call Options Strike @ EUR 153.000 on Euro-BTP 10-Year Bond September 2019 Futures(1)	08/2019	62		1	0	0	0
Call Options Strike @ EUR 178.000 on Euro-OAT France Government 10-Year Bond September 2019 Futures(1)	08/2019	134		2	0	0	0
Call Options Strike @ EUR 113.800 on Euro-Schatz Bond September 2019 Futures(1)	08/2019	600		3	0	3	(3)
Call Options Strike @ EUR 114.000 on Euro-Schatz Bond September 2019 Futures(1)	08/2019	129		1	0	1	(1)
Call Options Strike @ EUR 177.000 on Euro-OAT France Government 10-Year Bond September 2019 Futures(1)	08/2019	6		0	0	0	0
Chicago Ethanol (Platts) August Futures	08/2019	6		386	32	0	(13)
Chicago Ethanol (Platts) December Futures	12/2019	2		125	10	0	(4)
Chicago Ethanol (Platts) November Futures	11/2019	2		126	12	0	(4)
Chicago Ethanol (Platts) October Futures	10/2019	2		127	13	0	(4)
Cocoa September Futures	09/2019	10		243	(2)	0	(3)
Copper September Futures	09/2019	5		750	(37)	0	0
Corn December Futures	12/2020	2		42	0	0	0
Corn March Futures	03/2020	5		110	(5)	0	(4)
Corn May Futures	05/2020	6		133	(6)	0	(4)
Euro-Bund 10-Year Bond September Futures	09/2019	275		54,016	559	75	0
Gas Oil September Futures	09/2019	30		1,802	112	3	0
Gold 100 oz. August Futures	08/2019	10		1,414	95	2	0
Hard Red Winter Wheat December Futures	12/2019	3		73	4	0	(3)
Hard Red Winter Wheat July Futures	07/2020	1		26	(1)	0	(1)
Hard Red Winter Wheat September Futures	09/2019	8		185	(7)	0	(8)
Live Cattle August Futures	08/2019	37		1,544	(54)	0	(15)
Natural Gas March Futures	02/2020	4		104	(5)	0	0
Natural Gas March Futures	02/2021	1		27	0	0	0
Natural Gas May Futures	04/2020	4		96	(7)	0	(1)
Natural Gas October Futures	09/2019	21		485	(66)	0	(3)
Natural Gas October Futures	09/2020	3		75	(4)	0	0
Natural Gas September Futures	08/2019	4		91	(2)	0	(1)
New York Harbor ULSD September Futures	08/2019	3		245	17	0	(3)
Put Options Strike @ EUR 129.750 on Euro-Bobl September 2019 Futures(1)	08/2019	65		0	0	0	0
Put Options Strike @ EUR 130.000 on Euro-Bobl September 2019 Futures(1)	08/2019	105		1	0	0	0
Put Options Strike @ EUR 154.500 on Euro-Bund 10-Year Bond September 2019 Futures(1)	08/2019	238		3	0	0	0
Put Options Strike @ EUR 155.500 on Euro-Bund 10-Year Bond September 2019 Futures(1)	08/2019	9		0	0	0	0
Put Options Strike @ EUR 159.000 on Euro-Bund 10-Year Bond September 2019 Futures(1)	08/2019	32		0	0	0	0
Put Options Strike @ EUR 161.500 on Euro-Bund 10-Year Bond September 2019 Futures(1)	08/2019	33		0	0	0	0
Put Options Strike @ USD 75.000 on Brent Crude September 2019 Futures(1)	07/2019	2		1	(2)	0	0
Soybean March Futures	03/2020	6		282	14	3	0
Soybean May Futures	05/2020	3		142	1	1	0
Soybean Meal December Futures	12/2019	2		65	0	1	0
Soybean November Futures	11/2019	8		369	4	4	0
Soybean November Futures	11/2020	2		95	0	1	0
Sugar No. 11 October Futures	09/2019	11		155	(1)	0	(2)
U.S. Treasury 5-Year Note September Futures	09/2019	134		15,833	266	0	0
U.S. Treasury 10-Year Note September Futures	09/2019	88		11,261	186	3	0
U.S. Treasury Ultra Long-Term Bond September Futures	09/2019	45		7,990	318	5	(7)
Wheat December Futures	12/2019	9		242	(2)	0	(8)
Wheat September Futures	09/2019	26		685	9	0	(25)
White Sugar October Futures	09/2019	9		150	0	0	(1)
WTI Crude April Futures	03/2020	8		455	36	0	(7)
WTI Crude December Futures	11/2020	80		4,402	(176)	0	(63)
WTI Crude December Futures	11/2021	2		108	0	0	(1)
WTI Crude February Futures	01/2020	6		345	15	0	(6)
WTI Crude June Futures	05/2020	32		1,800	2	0	(28)
WTI Crude June Futures	05/2021	36		1,950	48	0	(25)
WTI Crude June Futures	05/2022	8		428	23	0	(5)
WTI Crude March Futures	02/2020	10		571	(10)	0	(9)
WTI Crude May Futures	04/2020	10		565	42	0	(9)
WTI Crude September Futures	08/2019	14		819	27	0	(14)
WTI Crude September Futures	08/2020	1		56	4	0	(1)
WTI Houston (Argus) vs. WTI Trade August Futures	07/2019	1		4	2	0	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	21

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
WTI Houston (Argus) vs. WTI Trade December Futures	11/2019	1	$	3	$1	$0	$0
WTI Houston (Argus) vs. WTI Trade November Futures	10/2019	1		3	1	0	0
WTI Houston (Argus) vs. WTI Trade October Futures	09/2019	1		4	1	0	0
WTI Houston (Argus) vs. WTI Trade September Futures	08/2019	1		4	2	0	0

					$1,612	$102	$(344)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Arabica Coffee September Futures	09/2019	3	$	(123)	$(2)	$0	$(3)
Australia Government 3-Year Note September Futures	09/2019	22		(1,776)	(4)	2	0
Australia Government 10-Year Bond September Futures	09/2019	8		(807)	(10)	5	(2)
Brent Crude December Futures	10/2019	12		(766)	(37)	11	0
Brent Crude December Futures	10/2022	27		(1,621)	(31)	15	0
Brent Crude June Futures	05/2020	23		(1,439)	(59)	19	0
Brent Crude June Futures	04/2022	12		(721)	(10)	7	0
Call Options Strike @ EUR 169.500 on Euro-Bund 10-Year Bond August 2019 Futures(1)	07/2019	25		(94)	(62)	0	(6)
Call Options Strike @ EUR 170.000 on Euro-Bund 10-Year Bond August 2019 Futures(1)	07/2019	20		(65)	(40)	0	(5)
Call Options Strike @ EUR 134.500 on Euro-Bobl September 2019 Futures(1)	08/2019	48		(20)	(1)	0	(3)
Call Options Strike @ USD 65.000 on Brent Crude September 2019 Futures(1)	07/2019	2		(5)	(2)	1	0
Call Options Strike @ USD 67.000 on Brent Crude June 2020 Futures(1)	04/2020	25		(112)	49	9	0
Call Options Strike @ USD 67.000 on Brent Crude October 2019 Futures(1)	08/2019	12		(27)	(13)	5	0
Call Options Strike @ USD 71.000 on Brent Crude September 2019 Futures(1)	07/2019	12		(7)	7	2	0
Call Options Strike @ USD 72.000 on Brent Crude September 2019 Futures(1)	07/2019	12		(5)	9	2	0
Copper September Futures	09/2019	9		(611)	21	1	0
Corn December Futures	12/2019	12		(259)	14	15	0
Corn July Futures	07/2020	6		(134)	5	4	0
Corn September Futures	09/2019	78		(1,657)	34	82	0
Cotton No. 2 December Futures	12/2019	13		(430)	7	0	0
Euro-Bobl September Futures	09/2019	5		(764)	(1)	0	(1)
Euro-BTP Italy Government Bond September Futures	09/2019	55		(8,347)	(325)	0	(40)
Euro-Buxl 30-Year Bond September Futures	09/2019	22		(5,076)	(174)	4	(4)
Euro-OAT France Government 10-Year Bond September Futures	09/2019	128		(23,997)	(489)	0	(35)
Euro-Schatz September Futures	09/2019	729		(93,078)	(100)	0	(25)
Japan Government 10-Year Bond September Futures	09/2019	1		(1,427)	2	0	(1)
Natural Gas April Futures	03/2020	7		(169)	16	1	0
Natural Gas April Futures	03/2021	1		(25)	0	0	0
Natural Gas August Futures	07/2019	18		(415)	11	3	0
Natural Gas December Futures	11/2019	5		(130)	6	1	0
Natural Gas January Futures	12/2019	20		(541)	34	2	0
Nickel September Futures	09/2019	12		(915)	(60)	0	0
Platinum October Futures	10/2019	4		(168)	(6)	0	(5)
Put Options Strike @ EUR 112.100 on Euro-Schatz Bond September 2019 Futures(1)	08/2019	144		(6)	7	1	0
Put Options Strike @ EUR 169.500 on Euro-Bund 10-Year Bond August 2019 Futures(1)	07/2019	25		(2)	28	1	0
Put Options Strike @ EUR 170.000 on Euro-Bund 10-Year Bond August 2019 Futures(1)	07/2019	20		(3)	20	1	0
Put Options Strike @ USD 67.000 on Brent Crude June 2020 Futures(1)	04/2020	25		(223)	(59)	0	(11)
RBOB Gasoline September Futures	08/2019	10		(779)	(85)	7	0
Silver September Futures	09/2019	8		(614)	(20)	0	(2)
Soybean January Futures	01/2020	9		(421)	(12)	0	(5)
Soybean Oil December Futures	12/2019	35		(605)	(14)	0	(9)
U.S. Treasury 30-Year Bond September Futures	09/2019	171		(26,607)	(992)	21	0
United Kingdom Long Gilt September Futures	09/2019	84		(13,900)	(71)	27	0
Wheat July Futures	07/2020	1		(27)	0	1	0
WTI Brent Financial August Futures	08/2019	1		(6)	3	0	0
WTI Brent Financial December Futures	12/2019	1		(6)	3	0	0
WTI Brent Financial July Futures	07/2019	1		(6)	2	0	0
WTI Brent Financial November Futures	11/2019	1		(6)	3	0	0
WTI Brent Financial October Futures	10/2019	1		(6)	3	0	0
WTI Brent Financial September Futures	09/2019	1		(6)	3	0	0
WTI Crude August Futures	07/2020	4		(223)	(16)	3	0
WTI Crude December Futures	11/2019	100		(5,798)	235	97	0
WTI Crude December Futures	11/2021	50		(2,691)	(66)	30	0
WTI Crude December Futures	11/2022	17		(911)	6	9	0
WTI Crude January Futures	12/2019	5		(289)	(25)	5	0
WTI Crude July Futures	06/2020	5		(280)	7	4	0
WTI Crude November Futures	10/2019	5		(291)	(2)	5	0
WTI Crude October Futures	09/2019	3		(175)	(8)	3	0
WTI Houston (Argus) vs. WTI Trade April Futures	03/2020	1		(3)	0	0	0

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
WTI Houston (Argus) vs. WTI Trade February Futures	01/2020	1	$	(3)	$0	$0	$0
WTI Houston (Argus) vs. WTI Trade January Futures	12/2019	1		(3)	0	0	0
WTI Houston (Argus) vs. WTI Trade June Futures	05/2020	1		(3)	0	0	0
WTI Houston (Argus) vs. WTI Trade March Futures	02/2020	1		(4)	0	0	0
WTI Houston (Argus) vs. WTI Trade May Futures	04/2020	1		(3)	0	0	0
WTI Midland vs WTI Trade April Futures	03/2020	1		1	0	0	0
WTI Midland vs WTI Trade February Futures	01/2020	1		1	0	0	0
WTI Midland vs WTI Trade January Futures	12/2019	1		1	0	0	0
WTI Midland vs WTI Trade June Futures	05/2020	1		1	(1)	0	0
WTI Midland vs WTI Trade March Futures	02/2020	1		1	(1)	0	0
WTI Midland vs WTI Trade May Futures	04/2020	1		1	0	0	0
Zinc September Futures	09/2019	9		(563)	(6)	0	0

					$(2,269)	$406	$(157)

Total Futures Contracts					$(657)	$508	$(501)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2019(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.173%	EUR	130	$2	$0	$2	$0	$0
Deutsche Bank AG	1.000	Quarterly	12/20/2019	0.597		100	0	0	0	0	0
General Electric Co.	1.000	Quarterly	12/20/2020	0.244	$	100	(3)	4	1	0	0
General Electric Co.	1.000	Quarterly	12/20/2023	0.809		200	(11)	13	2	0	0

							$(12)	$17	$5	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(3)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
CDX.HY-31 5-Year Index	(5.000)%	Quarterly	12/20/2023	$		5,335	$(306)	$(138)	$(444)	$0	$(5)
CDX.HY-32 5-Year Index	(5.000)	Quarterly	06/20/2024			2,200	(167)	(1)	(168)	0	(2)
iTraxx Europe Main 26 5-Year Index	(1.000)	Quarterly	12/20/2021		EUR	2,000	(35)	(13)	(48)	0	(1)
iTraxx Europe Main 28 5-Year Index	(1.000)	Quarterly	12/20/2022			5,500	(156)	(1)	(157)	0	(6)

							$(664)	$(153)	$(817)	$0	$(14)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.000%	Annual	12/15/2047		$1,420	$4	$(9)	$(5)	$13	$0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.428	Annual	12/20/2047		300	1	(31)	(30)	3	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.478	Annual	12/20/2047		693	4	(82)	(78)	6	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.499	Annual	12/20/2047		290	1	(35)	(34)	3	0
Receive	3-Month NZD-BBR	3.250	Semi-Annual	03/21/2028	NZD	1,000	3	(94)	(91)	1	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	12/16/2022		$25,700	1,518	(1,084)	434	0	(18)
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	12/20/2022		6,000	8	94	102	0	(4)
Pay	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		13,100	(506)	632	126	0	(10)
Pay	3-Month USD-LIBOR	2.678	Semi-Annual	10/25/2023		1,700	0	66	66	0	(1)
Pay	3-Month USD-LIBOR	2.670	Semi-Annual	11/19/2023		2,000	0	78	78	0	(1)
Pay	3-Month USD-LIBOR	2.681	Semi-Annual	12/12/2023		2,000	0	80	80	0	(2)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/19/2023		3,200	(26)	128	102	0	(3)
Receive(7)	3-Month USD-LIBOR	2.400	Semi-Annual	03/16/2026		1,750	9	(55)	(46)	1	0
Receive(7)	3-Month USD-LIBOR	2.300	Semi-Annual	04/21/2026		4,700	(20)	(80)	(100)	4	0
Receive(7)	3-Month USD-LIBOR	2.300	Semi-Annual	04/27/2026		5,700	59	(180)	(121)	5	0
Receive(7)	3-Month USD-LIBOR	1.850	Semi-Annual	07/20/2026		6,100	(42)	48	6	5	0
Receive(7)	3-Month USD-LIBOR	1.850	Semi-Annual	07/27/2026		2,000	(3)	5	2	2	0
Receive(7)	3-Month USD-LIBOR	2.000	Semi-Annual	07/27/2026		8,800	205	(256)	(51)	7	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		5,070	(102)	142	40	7	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	23

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(7)	3-Month USD-LIBOR	3.100%	Semi-Annual	04/17/2028		$8,140	$(25)	$(350)	$(375)	$6	$0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		2,600	144	(215)	(71)	4	0
Receive	3-Month USD-LIBOR	2.765	Semi-Annual	07/18/2028		310	4	(28)	(24)	0	0
Receive(7)	3-Month USD-LIBOR	3.134	Semi-Annual	09/13/2028		7,700	0	(348)	(348)	6	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		2,666	127	(424)	(297)	16	0
Receive	3-Month USD-LIBOR	2.150	Semi-Annual	06/19/2048		480	48	(38)	10	3	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		2,380	286	(422)	(136)	14	0
Receive	3-Month USD-LIBOR	2.969	Semi-Annual	10/25/2048		310	0	(50)	(50)	2	0
Receive	3-Month USD-LIBOR	2.951	Semi-Annual	11/19/2048		300	0	(48)	(48)	2	0
Receive	3-Month USD-LIBOR	2.953	Semi-Annual	12/12/2048		300	0	(48)	(48)	2	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2048		200	5	(28)	(23)	1	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048		1,700	101	(390)	(289)	11	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027	JPY	195,330	(4)	(48)	(52)	0	(1)
Pay	CPTFEMU	1.168	Maturity	03/15/2024	EUR	700	2	6	8	0	(2)
Receive	CPTFEMU	1.710	Maturity	03/15/2033		400	(1)	(40)	(41)	2	0
Pay	CPTFEMU	1.946	Maturity	03/15/2048		80	1	20	21	0	(1)
Pay	CPTFEMU	1.945	Maturity	11/15/2048		160	0	42	42	0	0
Pay	CPTFEMU	1.950	Maturity	11/15/2048		240	1	63	64	0	(1)
Receive	CPURNSA	1.958	Maturity	03/20/2020		$1,800	0	0	0	0	0
Receive	CPURNSA	1.721	Maturity	07/15/2020		6,290	0	(8)	(8)	0	0
Receive	CPURNSA	2.168	Maturity	07/15/2020		2,000	0	(11)	(11)	0	0
Receive	CPURNSA	2.027	Maturity	11/23/2020		1,500	0	(4)	(4)	0	(2)
Receive	CPURNSA	2.021	Maturity	11/25/2020		1,500	0	(4)	(4)	0	(2)
Receive	CPURNSA	1.875	Maturity	03/14/2021		2,100	0	(4)	(4)	0	(3)
Receive	CPURNSA	1.816	Maturity	05/13/2021		10,100	0	(13)	(13)	2	0
Receive	CPURNSA	1.550	Maturity	07/26/2021		1,100	37	(15)	22	0	0
Receive	CPURNSA	1.603	Maturity	09/12/2021		770	23	(11)	12	0	0
Receive	CPURNSA	2.069	Maturity	07/15/2022		700	0	(6)	(6)	0	0
Receive	CPURNSA	2.210	Maturity	02/05/2023		3,970	0	(78)	(78)	0	(3)
Receive	CPURNSA	2.263	Maturity	04/27/2023		2,120	0	(55)	(55)	0	(1)
Receive	CPURNSA	2.263	Maturity	05/09/2023		630	0	(16)	(16)	0	0
Receive	CPURNSA	2.281	Maturity	05/10/2023		960	0	(27)	(27)	0	(2)
Pay	CPURNSA	1.730	Maturity	07/26/2026		1,100	(59)	36	(23)	1	0
Pay	CPURNSA	1.762	Maturity	08/30/2026		1,900	(93)	64	(29)	2	0
Pay	CPURNSA	1.801	Maturity	09/12/2026		770	(36)	27	(9)	1	0
Pay	CPURNSA	2.102	Maturity	07/20/2027		1,800	0	32	32	2	0
Pay	CPURNSA	2.080	Maturity	07/25/2027		1,300	0	19	19	1	0
Pay	CPURNSA	2.122	Maturity	08/01/2027		1,900	0	36	36	2	0
Pay	CPURNSA	2.180	Maturity	09/20/2027		650	0	15	15	1	0
Pay	CPURNSA	2.150	Maturity	09/25/2027		600	0	12	12	1	0
Pay	CPURNSA	2.155	Maturity	10/17/2027		1,400	0	29	29	1	0
Pay	CPURNSA	2.335	Maturity	02/05/2028		2,010	4	87	91	3	0
Pay	CPURNSA	2.353	Maturity	05/09/2028		630	0	31	31	1	0
Pay	CPURNSA	2.360	Maturity	05/09/2028		950	0	48	48	1	0
Pay	CPURNSA	2.364	Maturity	05/10/2028		960	0	49	49	1	0
Pay	CPURNSA	2.370	Maturity	06/06/2028		1,800	0	90	90	2	0
Pay	CPURNSA	2.165	Maturity	04/16/2029		1,100	0	25	25	1	0
Pay	CPURNSA	1.954	Maturity	06/03/2029		400	0	1	1	0	0
Receive	FRCPXTOB	1.000	Maturity	04/15/2020	EUR	170	0	(1)	(1)	0	0
Receive	FRCPXTOB	1.160	Maturity	08/15/2020		70	0	(1)	(1)	0	0
Receive	FRCPXTOB	1.345	Maturity	06/15/2021		800	0	(12)	(12)	1	0
Receive	FRCPXTOB	1.030	Maturity	03/15/2024		1,500	0	(14)	(14)	3	0
Pay	FRCPXTOB	1.628	Maturity	07/15/2028		520	0	39	39	0	(1)
Pay	FRCPXTOB	1.910	Maturity	01/15/2038		390	1	67	68	0	(2)
Pay	UKRPI	3.633	Maturity	12/15/2028	GBP	200	0	3	3	0	0
Pay	UKRPI	3.400	Maturity	06/15/2030		2,100	35	(29)	6	6	0
Pay	UKRPI	3.530	Maturity	10/15/2031		140	4	(5)	(1)	0	0
Pay	UKRPI	3.470	Maturity	09/15/2032		4,710	2	(86)	(84)	10	0
Pay	UKRPI	3.579	Maturity	10/15/2033		400	0	5	5	1	0
Pay	UKRPI	3.572	Maturity	05/15/2034		1,020	0	(17)	(17)	2	0
Pay	UKRPI	3.358	Maturity	04/15/2035		300	(7)	0	(7)	1	0
Pay	UKRPI	3.580	Maturity	06/15/2039		300	0	0	0	0	0
Pay	UKRPI	3.590	Maturity	06/15/2039		350	0	1	1	0	0
Pay	UKRPI	3.600	Maturity	06/15/2039		1,150	0	8	8	0	(1)
Receive	UKRPI	3.428	Maturity	03/15/2047		350	19	(11)	8	0	0

							$1,732	$(2,683)	$(951)	$173	$(61)

Total Swap Agreements							$1,056	$(2,819)	$(1,763)	$173	$(75)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$295	$508	$173	$976	$(301)	$(501)	$(75)	$(877)

(k)	Securities with an aggregate market value of $1,834 and cash of $2,601 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2019.

(1)	Future styled option.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2019		$3,036	AUD	4,347	$16	$0
	08/2019	AUD	4,347		$3,039	0	(16)
	09/2019	KRW	273,048		237	1	0
	09/2019	SGD	1,181		863	0	(11)

BPS	07/2019	CAD	1,000		760	0	(4)
	07/2019	EUR	216		242	0	(3)
	07/2019	GBP	3,008		3,835	15	0
	07/2019	JPY	67,300		630	5	0
	07/2019		$526	CAD	700	9	0
	07/2019		22,577	GBP	17,800	28	0
	07/2019		2,017	NZD	3,024	14	0
	08/2019	GBP	17,800		$22,611	0	(29)
	08/2019	NZD	3,024		2,018	0	(15)
	08/2019		$1,513	RUB	98,800	40	0
	09/2019	KRW	1,704,248		$1,437	0	(38)
	10/2019	PEN	1,068		317	0	(6)

BRC	07/2019	CAD	100		76	0	(1)
	10/2019	MXN	3,040		155	0	(1)

CBK	07/2019	AUD	4,347		3,009	0	(43)
	07/2019	CAD	1,928		1,437	0	(36)
	07/2019	GBP	1,196		1,515	0	(4)
	07/2019	JPY	224,300		2,065	2	(18)
	07/2019		$1,440	COP	4,862,354	71	0
	07/2019		13,984	EUR	12,304	7	0
	08/2019	EUR	12,304		$14,019	0	(8)
	08/2019		$593	BRL	2,282	0	0
	09/2019	COP	2,774,570		$859	0	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	25

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability

GLM	07/2019	COP	4,862,354		$1,526	$15	$0
	07/2019	EUR	15,402		17,193	0	(320)
	07/2019	GBP	1,968		2,505	6	0
	10/2019		$1,519	COP	4,862,354	0	(15)

HUS	07/2019	CAD	300		$228	0	(1)
	07/2019	NZD	35		23	0	(1)
	07/2019		$114	RUB	7,593	6	0
	09/2019	COP	2,681,310		$834	4	0
	11/2019	TWD	30,106		962	0	(17)

JPM	07/2019	GBP	4,006		5,056	0	(31)
	07/2019		$3,714	EUR	3,314	54	0
	07/2019		845	ZAR	12,300	28	0
	08/2019	MXN	5,516		$278	0	(7)
	11/2019	TWD	9,674		308	0	(6)
	01/2020	BRL	1,164		303	5	0

MSB	08/2019		$999	BRL	3,832	0	(4)

MYI	07/2019	CAD	1,700		$1,298	0	(1)
	07/2019	NZD	2,989		1,951	0	(57)

SCX	07/2019	CAD	700		525	0	(10)
	07/2019	GBP	7,622		9,647	0	(32)
	07/2019		$132	RUB	8,759	6	0
	09/2019		1,651	IDR	24,189,316	45	0
	11/2019	TWD	12,070		$386	0	(7)

SSB	07/2019	CAD	500		380	0	(3)

UAG	07/2019		$2,709	JPY	291,600	0	(5)
	08/2019	JPY	291,600		$2,716	5	0

Total Forward Foreign Currency Contracts						$382	$(750)

PURCHASED OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
FBF	Put - OTC CDX.IG-32 5-Year Index	Buy	1.950%	09/18/2019	4,300	$0	$0

GST	Put - OTC CDX.IG-32 5-Year Index	Buy	1.650	08/21/2019	5,500	1	0

						$1	$0

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Call - OTC Fannie Mae UMBS, TBA 3.000% due 08/01/2049	$108.500	08/06/2019	6,600	$0	$0
	Put - OTC Fannie Mae UMBS, TBA 3.500% due 08/01/2049	72.500	08/06/2019	13,000	1	0
	Put - OTC Fannie Mae UMBS, TBA 3.500% due 07/01/2049	73.000	07/08/2019	8,300	0	0
	Put - OTC Fannie Mae UMBS, TBA 4.000% due 07/01/2049	76.500	07/08/2019	14,600	1	0

JPM	Put - OTC Fannie Mae UMBS, TBA 3.500% due 07/01/2049	70.000	07/08/2019	11,100	0	0

SAL	Put - OTC Fannie Mae UMBS, TBA 3.500% due 07/01/2049	73.000	07/08/2019	2,200	0	0
	Put - OTC Fannie Mae UMBS, TBA 4.000% due 07/01/2049	74.500	07/08/2019	600	0	0

					$2	$0

Total Purchased Options					$3	$0

WRITTEN OPTIONS:

SWAPTIONS ON COMMODITY FORWARDS

Counterparty	Description	Pay/Receive Reference entity	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Fair Value
BPS	Call - OTC FUELCO CAL 20 «	Receive	$13.000	12/31/2020	4	$(7)	$(5)
	Call - OTC QSCO CAL20 «	Receive	21.000	12/31/2020	12	(16)	(11)

GST	Call - OTC FUELCO CAL 20 «	Receive	13.000	12/31/2020	11	(18)	(15)

JPM	Call - Call - OTC QSCO CAL20 «	Receive	18.100	12/31/2020	2	(6)	(4)

						$(47)	$(35)

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-32 5-Year Index	Sell	0.850%	07/17/2019	900	$(1)	$0
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	08/21/2019	700	(1)	0

BPS	Put - OTC CDX.IG-32 5-Year Index	Sell	1.000	08/21/2019	800	(1)	0
	Put - OTC CDX.IG-32 5-Year Index	Sell	1.000	09/18/2019	1,100	(1)	(1)

BRC	Put - OTC iTraxx Europe 31 5-Year Index	Sell	0.950	09/18/2019	1,800	(4)	(1)

CBK	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950	08/21/2019	700	(1)	0

CKL	Put - OTC iTraxx Europe 31 5-Year Index	Sell	1.050	09/18/2019	400	(1)	0

DUB	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950	09/18/2019	700	(1)	0
	Put - OTC CDX.IG-32 5-Year Index	Sell	1.000	09/18/2019	700	(1)	0

FBF	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	08/21/2019	800	(1)	0
	Put - OTC CDX.IG-32 5-Year Index	Sell	1.050	09/18/2019	300	0	0

GST	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400	09/18/2019	900	(1)	0
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	08/21/2019	1,400	(1)	0
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950	09/18/2019	1,000	(1)	(1)
	Put - OTC iTraxx Europe 30 5-Year Index	Sell	2.400	09/18/2019	300	(1)	0
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	1.000	09/18/2019	800	(1)	0

JPM	Put - OTC iTraxx Europe 31 5-Year Index	Sell	1.050	09/18/2019	400	(1)	0

MYC	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	08/21/2019	700	(1)	0

						$(20)	$(3)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(2)	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	11,500	$(102)	$0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	1,000	(13)	0

GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	1,200	(55)	(2)

JPM	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	600	(4)	0
	Floor - OTC YOY CPURNSA	234.812	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020	4,600	(52)	0
	Floor - OTC YOY CPURNSA	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020	2,000	(37)	(1)

						$(263)	$(3)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor	0.000%	10-Year USD-ISDA - 2-Year USD-ISDA	01/02/2020	21,600	$(16)	$(2)

Total Written Options						$(346)	$(43)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	EURMARGIN 3Q19	$8.640	Maturity	09/30/2019	1,800	$0	$0	$0	$0
	Receive	EURMARGIN 4Q19	6.080	Maturity	12/31/2019	300	0	0	0	0
	Receive	EURMARGIN CAL20	10.000	Maturity	12/31/2020	6,000	(9)	3	0	(6)
	Pay	EURSIMP 3Q19	4.480	Maturity	09/30/2019	600	0	0	0	0
	Pay	FUELCO 4Q19	13.500	Maturity	12/31/2019	1,200	0	1	1	0
	Receive	PLATGOLD N9	410.750	Maturity	07/09/2019	300	0	(50)	0	(50)

CBK	Receive	KCBT Wheat September Futures	4.710	Maturity	08/23/2019	10,000	0	(1)	0	(1)
	Receive	MEHMID CAL20	1.840	Maturity	12/31/2021	4,800	0	2	2	0

GST	Receive	CBOT Corn December Futures	398.750	Maturity	11/22/2019	10,000	0	3	3	0
	Receive	CBOT Corn December Futures	402.250	Maturity	11/22/2019	40,000	0	12	12	0
	Receive	CBOT Corn December Futures	403.250	Maturity	11/22/2019	20,000	0	6	6	0
	Pay	CBOT Wheat December Futures	5.560	Maturity	11/22/2019	5,000	0	1	1	0
	Pay	CBOT Wheat September Futures	4.865	Maturity	08/23/2019	20,000	0	(8)	0	(8)
	Pay	CBOT Wheat September Futures	4.895	Maturity	08/23/2019	25,000	0	(9)	0	(9)
	Pay	CBOT Wheat September Futures	5.130	Maturity	08/23/2019	10,000	0	(1)	0	(1)
	Pay	CBOT Wheat September Futures	5.153	Maturity	08/23/2019	35,000	0	(4)	0	(4)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	27

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Pay	CBOT Wheat September Futures	$5.348	Maturity	08/23/2019	5,000	$0	$0	$0	$0
	Receive	COCL CAL19	5.300	Maturity	12/31/2019	1,200	0	(1)	0	(1)
	Receive	EBOBFUEL CAL20	21.600	Maturity	12/31/2020	2,400	0	0	0	0
	Pay	EURMARGIN 3Q19	8.288	Maturity	09/30/2019	2,100	0	(1)	0	(1)
	Receive	EURMARGIN CAL19	7.050	Maturity	12/31/2019	3,000	0	1	1	0
	Receive	KCBT Wheat December Futures	4.915	Maturity	11/22/2019	10,000	0	(1)	0	(1)
	Receive	KCBT Wheat September Futures	4.620	Maturity	08/23/2019	10,000	0	0	0	0
	Receive	KCBT Wheat September Futures	4.738	Maturity	08/23/2019	10,000	0	(1)	0	(1)
	Receive	LLSDUB CAL20	0.300	Maturity	12/31/2020	1,200	0	0	0	0
	Receive	MEHCL CAL19	2.650	Maturity	12/31/2019	1,000	0	1	1	0

JPM	Pay	CBOT Soybean November Futures	948.000	Maturity	10/25/2019	15,000	0	4	4	0
	Pay	CBOT Soybean November Futures	953.688	Maturity	10/25/2019	20,000	0	6	6	0
	Pay	CBOT Wheat September Futures	4.740	Maturity	08/23/2019	15,000	0	(8)	0	(8)
	Pay	CBOT Wheat September Futures	5.050	Maturity	08/23/2019	10,000	0	(2)	0	(2)
	Receive	EBOBFUEL CAL20	21.950	Maturity	12/31/2020	1,200	0	0	0	0
	Receive	EURMARGIN 3Q19	7.350	Maturity	09/30/2019	1,200	0	2	2	0
	Receive	EURMARGIN 4Q19	5.350	Maturity	12/31/2019	300	0	0	0	0
	Receive	EURMARGIN CAL19	6.750	Maturity	12/31/2019	1,200	(1)	2	1	0
	Receive	EURMARGIN CAL20	9.900	Maturity	12/31/2020	1,200	0	(1)	0	(1)
	Receive	EURSIMP 3Q19	3.370	Maturity	09/30/2019	600	0	0	0	0
	Pay	FUELCO 4Q19	13.000	Maturity	12/31/2019	300	0	0	0	0
	Receive	KCBT Wheat September Futures	4.170	Maturity	08/23/2019	10,000	0	4	4	0
	Receive	KCBT Wheat September Futures	4.260	Maturity	08/23/2019	5,000	0	2	2	0
	Receive	KCBT Wheat September Futures	4.750	Maturity	08/23/2019	5,000	0	(1)	0	(1)
	Receive	LLSDUB CAL20	0.200	Maturity	12/31/2020	1,200	0	0	0	0

MAC	Receive	COCL CAL19	5.380	Maturity	12/31/2019	1,800	0	(1)	0	(1)
	Receive	EBOBFUEL CAL20	22.100	Maturity	12/31/2020	1,200	0	(1)	0	(1)
	Receive	EURMARGIN 2Q4Q19	6.630	Maturity	12/31/2019	1,200	0	1	1	0
	Pay	EURMARGIN 3Q19	8.260	Maturity	09/30/2019	600	0	0	0	0
	Pay	EURMARGIN 3Q19	8.630	Maturity	09/30/2019	600	0	0	0	0
	Receive	EURMARGIN 4Q19	5.400	Maturity	12/31/2019	900	0	1	1	0
	Receive	EURMARGIN CAL20	8.500	Maturity	12/31/2020	6,000	0	3	3	0
	Receive	EURMARGIN CAL20	8.950	Maturity	12/31/2020	2,400	0	0	0	0
	Receive	EUROBOBCO CAL21	4.950	Maturity	12/31/2021	1,200	0	1	1	0
	Receive	KCBT Wheat September Futures	4.690	Maturity	08/23/2019	10,000	0	(1)	0	(1)
	Receive	MEHCL CAL19	2.700	Maturity	12/31/2019	1,500	0	2	2	0

MYC	Receive	EBOBFUEL CAL20	21.500	Maturity	12/31/2020	1,320	0	0	0	0
	Receive	EURMARGIN 2H19	6.870	Maturity	12/31/2019	600	0	0	0	0
	Receive	EURMARGIN 2H19	6.970	Maturity	12/31/2019	600	0	0	0	0
	Receive	EURMARGIN 2H19	7.150	Maturity	12/31/2019	600	0	0	0	0
	Receive	EURMARGIN 3Q19	7.220	Maturity	09/30/2019	1,200	0	2	2	0
	Pay	EURMARGIN 3Q19	8.220	Maturity	09/30/2019	450	0	0	0	0
	Pay	EURMARGIN 3Q19	8.250	Maturity	09/30/2019	450	0	0	0	0
	Pay	EURMARGIN 3Q19	9.590	Maturity	09/30/2019	600	0	0	0	0
	Receive	EURMARGIN 4Q19	6.000	Maturity	12/31/2019	600	0	0	0	0
	Receive	EURMARGIN 4Q19	6.060	Maturity	12/31/2019	1,200	0	0	0	0
	Receive	EURMARGIN CAL19	8.920	Maturity	12/31/2019	1,200	0	0	0	0
	Receive	EURMARGIN CAL20	8.520	Maturity	12/31/2020	1,200	0	1	1	0
	Receive	EURMARGIN CAL20	8.580	Maturity	12/31/2020	16,800	0	8	8	0
	Receive	EURMARGIN CAL20	8.860	Maturity	12/31/2020	2,400	0	1	1	0
	Receive	EURMARGIN CAL20	9.970	Maturity	12/31/2020	1,200	0	(1)	0	(1)
	Receive	EUROBOBCO CAL21	5.600	Maturity	12/31/2021	2,400	0	0	0	0

							$(10)	$(23)	$66	$(99)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(3)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2019(5)	Notional Amount(6)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
									Asset	Liability
BOA	Mexico Government International Bond	(1.000)%	Quarterly	12/20/2023	1.002%	$150	$1	$(1)	$0	$0

BPS	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	1.002	350	3	(3)	0	0

BRC	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	1.002	1,750	16	(17)	0	(1)

GST	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	1.002	200	2	(2)	0	0

HUS	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	1.002	950	9	(9)	0	0

							$31	$(32)	$0	$(1)

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(4)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(6)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
								Asset	Liability
DUB	CMBX.NA.AAA.8 Index	0.500%	Monthly	10/17/2057	$800	$(42)	$51	$9	$0

GST	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	300	(17)	21	4	0

SAL	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	400	(1)	0	0	(1)

						$(60)	$72	$13	$(1)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BRC	Receive	1-Year ILS-TELBOR	0.374%	Annual	06/20/2020		ILS	2,690	$0	$(1)	$0	$(1)
	Pay	1-Year ILS-TELBOR	1.950	Annual	06/20/2028			580	0	8	8	0

DUB	Pay	CPURNSA	2.500	Maturity	07/15/2022	$		1,200	11	(139)	0	(128)
	Pay	CPURNSA	2.560	Maturity	05/08/2023			13,100	0	(1,452)	0	(1,452)

GLM	Receive	1-Year ILS-TELBOR	0.290	Annual	02/16/2020		ILS	4,990	0	(1)	0	(1)
	Receive	1-Year ILS-TELBOR	0.270	Annual	03/21/2020			3,110	0	0	0	0
	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020			2,080	0	0	0	0
	Pay	1-Year ILS-TELBOR	1.971	Annual	02/16/2028			1,050	0	18	18	0
	Pay	1-Year ILS-TELBOR	1.883	Annual	03/21/2028			650	0	9	9	0
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028			440	0	7	7	0

HUS	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020			1,640	0	0	0	0
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028			350	0	5	5	0

JPM	Receive	1-Year ILS-TELBOR	0.420	Annual	06/20/2020			2,570	0	(1)	0	(1)
	Pay	1-Year ILS-TELBOR	2.078	Annual	06/20/2028			550	0	9	9	0

									$11	$(1,538)	$56	$(1,583)

TOTAL RETURN SWAPS ON COMMODITY INDICES

Counterparty	Pay/Receive(8)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	BCOMF1T Index	20,831	2.225% (3-Month U.S. Treasury Bill rate)	Monthly	02/14/2020	$6,743	$0	$162	$162	$0
	Receive	BCOMTR Index	75,228	2.205% (3-Month U.S. Treasury Bill rate)	Monthly	02/14/2020	12,320	48	246	294	0
	Receive	BCOMTR1 Index	27,507	2.225% (3-Month U.S. Treasury Bill rate)	Monthly	02/14/2020	1,961	0	47	47	0

CBK	Receive	BCOMF1T Index	105	2.225% (3-Month U.S. Treasury Bill rate)	Monthly	02/14/2020	34	0	1	1	0
	Receive	BCOMTR Index	135,537	2.205% (3-Month U.S. Treasury Bill rate)	Monthly	02/14/2020	22,196	0	529	529	0
	Receive	CIXBSTR3 Index[11]	236,898	2.235% (3-Month U.S. Treasury Bill rate)	Monthly	02/14/2020	41,924	0	996	996	0
	Receive	CIXBXMB2 Index	38,897	0.170%	Monthly	02/14/2020	4,367	0	(5)	0	(5)

CIB	Receive	BCOMTR Index	5,671	2.205% (3-Month U.S. Treasury Bill rate)	Monthly	02/14/2020	929	0	22	22	0
	Receive	PIMCODB Index	24,083	0.000%	Monthly	02/14/2020	2,298	0	101	101	0

FBF	Receive	BCOMTR Index	125,200	2.185% (3-Month U.S. Treasury Bill rate)	Monthly	02/14/2020	20,503	0	489	489	0

GST	Receive	BCOMF1T Index	104,963	2.225% (3-Month U.S. Treasury Bill rate)	Monthly	02/14/2020	33,977	0	817	817	0
	Receive	CMDSKEWLS Index[12]	21,638	0.250%	Monthly	02/14/2020	3,770	0	508	508	0

JPM	Receive	BCOMF1T Index	672	2.235% (3-Month U.S. Treasury Bill rate)	Monthly	02/14/2020	218	0	5	5	0
	Receive	BCOMTR Index	28,872	2.215% (3-Month U.S. Treasury Bill rate)	Monthly	02/14/2020	4,728	0	113	113	0
	Receive	JMABCT3E Index[13]	29,759	0.150%	Monthly	02/14/2020	3,425	0	(1)	0	(1)
	Receive	JMABDEWE Index[14]	6,393	0.300%	Monthly	02/14/2020	6,784	0	321	321	0
	Receive	JMABFNJ1 Index[15]	100,063	0.350%	Monthly	02/14/2020	9,666	0	174	174	0
	Receive	JMABNIC2 Index[16]	18,470	0.170%	Monthly	02/14/2020	7,426	0	291	291	0

MAC	Receive	BCOMTR1 Index	113,048	2.215% (3-Month U.S. Treasury Bill rate)	Monthly	02/14/2020	10,306	0	246	246	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	29

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

Counterparty	Pay/Receive(8)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Receive	BCOMTR2 Index	147,836	2.215% (3-Month U.S. Treasury Bill rate)	Monthly	02/14/2020	$12,782	$0	$304	$304	$0
	Receive	MQCP563E Index	3,643	0.950%	Monthly	02/14/2020	459	0	0	0	0
	Receive	PIMCODB Index	24,068	0.000%	Monthly	02/14/2020	2,296	0	101	101	0

MEI	Receive	BCOMTR2 Index	292,026	2.205% (3-Month U.S. Treasury Bill rate)	Monthly	02/14/2020	35,547	0	833	833	0

MYC	Receive	BCOMTR Index	407,840	2.195% (3-Month U.S. Treasury Bill rate)	Monthly	02/14/2020	66,790	0	1,593	1,593	0
	Receive	BCOMTR1 Index	232,041	2.235% (3-Month U.S. Treasury Bill rate)	Monthly	02/14/2020	42,061	0	1,003	1,003	0

RBC	Receive	RBCAEC0T Index	50,266	2.185% (3-Month U.S. Treasury Bill rate)	Monthly	02/14/2020	2,806	0	68	68	0

SOG	Receive	BCOMTR Index	2,272	2.215% (3-Month U.S. Treasury Bill rate)	Monthly	02/14/2020	372	0	9	9	0

								$48	$8,973	$9,027	$(6)

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GST	Pay	GOLDLNPM Index(9)	7.023%	Maturity	07/29/2020	$943	$0	$49	$49	$0
	Pay	GOLDLNPM Index(9)	7.840	Maturity	09/09/2020	179	0	11	11	0

JPM	Receive	GOLDLNPM Index(9)	3.861	Maturity	07/29/2020	865	0	(22)	0	(22)
	Receive	GOLDLNPM Index(9)	3.976	Maturity	07/29/2020	78	0	(2)	0	(2)
	Receive	GOLDLNPM Index(9)	4.268	Maturity	09/09/2020	179	0	(5)	0	(5)

MYC	Pay	GOLDLNPM Index(9)	3.294	Maturity	07/17/2019	303	0	7	7	0
	Pay	GOLDLNPM Index(9)	3.240	Maturity	07/26/2019	304	0	7	7	0
	Pay	GOLDLNPM Index(9)	3.063	Maturity	10/08/2019	314	0	5	5	0
	Pay	GOLDLNPM Index(9)	1.960	Maturity	05/12/2020	179	0	1	1	0
	Receive	SLVRLND Index(9)	3.706	Maturity	07/09/2019	260	0	(5)	0	(5)
	Receive	SLVRLND Index(9)	7.317	Maturity	07/17/2019	203	0	(11)	0	(11)
	Receive	SLVRLND Index(9)	7.398	Maturity	07/26/2019	202	0	(11)	0	(11)
	Receive	SLVRLND Index(9)	7.023	Maturity	10/08/2019	207	0	(10)	0	(10)
	Receive	SLVRLND Index(9)	4.580	Maturity	05/12/2020	117	0	(2)	0	(2)

SOG	Pay	GOLDLNPM Index(9)	1.782	Maturity	06/08/2020	150	0	1	1	0
	Receive	SLVRLND Index(9)	4.410	Maturity	06/08/2020	95	0	(2)	0	(2)
	Receive	SPGCICP Index(9)	4.000	Maturity	07/26/2019	50	0	0	0	0

							$0	$11	$81	$(70)

Total Swap Agreements							$20	$7,463	$9,243	$(1,760)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(10)
BOA	$17	$0	$0	$17	$(27)	$0	$0	$(27)	$(10)	$0	$(10)
BPS	111	0	504	615	(95)	(17)	(56)	(168)	447	(570)	(123)
BRC	0	0	8	8	(2)	(1)	(2)	(5)	3	0	3
CBK	80	0	1,528	1,608	(109)	0	(6)	(115)	1,493	(1,978)	(485)
CIB	0	0	123	123	0	0	0	0	123	0	123
DUB	0	0	9	9	0	0	(1,580)	(1,580)	(1,571)	1,361	(210)
FBF	0	0	489	489	0	0	0	0	489	(630)	(141)
GLM	21	0	34	55	(335)	(2)	(1)	(338)	(283)	311	28
GST	0	0	1,413	1,413	0	(16)	(26)	(42)	1,371	(1,640)	(269)
HUS	10	0	5	15	(19)	0	0	(19)	(4)	0	(4)
JPM	87	0	932	1,019	(44)	(5)	(43)	(92)	927	(630)	297
MAC	0	0	659	659	0	0	(3)	(3)	656	(840)	(184)
MEI	0	0	833	833	0	0	0	0	833	(930)	(97)
MSB	0	0	0	0	(4)	0	0	(4)	(4)	0	(4)
MYC	0	0	2,628	2,628	0	(2)	(40)	(42)	2,586	(6,935)	(4,349)
MYI	0	0	0	0	(58)	0	0	(58)	(58)	0	(58)

30	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(10)
RBC	$0	$0	$68	$68	$0	$0	$0	$0	$68	$0	$68
SAL	0	0	0	0	0	0	(1)	(1)	(1)	0	(1)
SCX	51	0	0	51	(49)	0	0	(49)	2	0	2
SOG	0	0	10	10	0	0	(2)	(2)	8	0	8
SSB	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)
UAG	5	0	0	5	(5)	0	0	(5)	0	0	0

Total Over the Counter	$382	$0	$9,243	$9,625	$(750)	$(43)	$(1,760)	$(2,553)

(m)

Securities with an aggregate market value of $1,792 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)	YOY options may have a series of expirations.
(3)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(5)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(7)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(8)

Receive represents that the Portfolio receives payments for any positive net return on the underlying reference. The Portfolio makes payments for any negative net return on such underlying reference. Pay represents that the Portfolio receives payments for any negative net return on the underlying reference. The Portfolio makes payments for any positive net return on such underlying reference.

(9)	Variance Swap
(10)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

(11)	The following table represents the individual positions within the total return swap as of June 30, 2019:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount
Aluminum September 2021 Futures	4.0%	$1,696
Arabica Coffee September 2019 Futures	2.5	1,063
Brent Crude September 2019 Futures	8.0	3,339
Copper September 2019 Futures	7.2	3,033
Corn September 2019 Futures	6.3	2,637
Cotton No. 02 December 2019 Futures	1.2	519
Gas Oil September 2019 Futures	2.8	1,168
Gold 100 oz. August 2019 Futures	12.9	5,404
Hard Red Winter Wheat September 2019 Futures	1.1	478
Lean Hogs August 2019 Futures	2.2	914
Live Cattle August 2019 Futures	3.3	1,396
New York Harbor ULSD September 2019 Futures	2.3	956
Nickel September 2019 Futures	3.0	1,245
NYMEX — Natural Gas September 2021 Futures	6.4	2,667
RBOB Gasoline September 2019 Futures	3.0	1,265
Silver September 2019 Futures	3.7	1,525
Soybean Meal December 2019 Futures	3.3	1,390
Soybean Oil December 2019 Futures	3.0	1,264
Soybeans November 2019 Futures	5.8	2,423
Sugar No. 11 October 2019 Futures	3.0	1,265
Wheat September 2019 Futures	3.1	1,291
WTI Crude September 2019 Futures	8.8	3,697
Zinc September 2019 Futures	3.1	1,289

Total Long Futures Contracts		$41,924

Total Notional Amount		$41,924

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	31

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

(12)	The following table represents the individual positions within the total return swap as of June 30, 2019:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount	Referenced Commodity — Short Futures Contracts	% of Index	Notional Amount
Brent Crude September 2019 Futures	9.3%	$352	Arabica Coffee September 2019 Futures	1.1%	$43
Gas Oil August 2019 Futures	1.5	57	Corn September 2019 Futures	2.8	107
New York Harbor ULSD August 2019 Futures	6.3	237	Cotton No. 02 December 2019 Futures	0.6	21
RBOB Gasoline August 2019 Futures	6.8	258	Hard Red Winter Wheat September 2019 Futures	0.5	19
WTI Crude August 2019 Futures	9.9	372	Lean Hogs August 2019 Futures	4.9	184
			Soybean Meal December 2019 Futures	1.5	56
			Soybean Oil December 2019 Futures	1.4	51
			Soybeans November 2019 Futures	7.6	285
			Sugar No. 11 October 2019 Futures	6.4	242
			Wheat September 2019 Futures	6.3	239

Total Long Futures Contracts		$1,276	Total Short Futures Contracts		$1,247

Cash	33.1%	$1,247

		$2,523

Total Notional Amount					$3,770

(13)	The following table represents the individual positions within the total return swap as of June 30, 2019:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount	Referenced Commodity — Short Futures Contracts	% of Index	Notional Amount
Lean Hogs October 2019 Futures	2.2%	$76	Lean Hogs August 2019 Futures	2.2%	$76

Total Long Futures Contracts		$76	Total Short Futures Contracts		$76

Cash	95.6%	$3,273

		$3,349

Total Notional Amount					$3,425

(14)	The following table represents the individual positions within the total return swap as of June 30, 2019:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount	Referenced Commodity — Short Futures Contracts	% of Index	Notional Amount
Brent Crude September 2019 Futures	10.2%	$693	Aluminum August 2021 Futures	2.4%	$160
LME — Copper August 2021 Futures	2.2	159	Arabica Coffee September 2019 Futures	1.3	86
Nickel August 2019 Futures	2.3	159	Cocoa September 2019 Futures	1.2	83
RBOB Gasoline August 2019 Futures	4.5	304	Corn September 2019 Futures	5.6	379
Soybean Meal December 2019 Futures	5.9	402	ICE — Natural Gas August 2019 Futures	2.2	148
Soybeans November 2019 Futures	8.2	555	Lean Hogs August 2019 Futures	1.2	82
			New York Harbor ULSD August 2019 Futures	9.0	608
			NYMEX — Natural Gas August 2021 Futures	2.2	147
			Wheat September 2019 Futures	5.7	384
			Zinc August 2019 Futures	2.4	160

Total Long Futures Contracts		$2,272	Total Short Futures Contracts		$2,237

Cash	33.5%	$2,275

		$4,547

Total Notional Amount					$6,784

(15)	The following table represents the individual positions within the total return swap as of June 30, 2019:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount	Referenced Commodity — Short Futures Contracts	% of Index	Notional Amount
Brent Crude December 2019 Futures	5.2%	$504	Aluminum November 2021 Futures	8.2%	$788
Cocoa December 2019 Futures	4.4	427	Arabica Coffee December 2019 Futures	1.3	123
Gas Oil November 2019 Futures	5.9	566	Corn December 2019 Futures	2.8	274
Lead November 2019 Futures	6.1	592	Cotton No. 02 December 2019 Futures	1.7	169
LME — Copper November 2021 Futures	7.5	725	Gold 100 oz. December 2019 Futures	10.9	1,055
New York Harbor ULSD November 2019 Futures	5.8	560	Nickel November 2019 Futures	2.9	276
RBOB Gasoline November 2019 Futures	5.3	516	NYMEX — Natural Gas November 2021 Futures	4.3	413
WTI Crude November 2019 Futures	4.9	472	Platinum October 2019 Futures	3.7	358
			Silver December 2019 Futures	1.5	146
			Soybeans November 2019 Futures	7.7	745
			Sugar No. 11 March 2020 Futures	4.4	426
			Wheat December 2019 Futures	5.5	531

Total Long Futures Contracts		$4,362	Total Short Futures Contracts		$5,304

Total Notional Amount					$9,666

32	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

(16)	The following table represents the individual positions within the total return swap as of June 30, 2019:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount
Brent Crude November 2019 Futures	14.2%	$1,055
Copper December 2019 Futures	9.3	690
Gas Oil November 2019 Futures	5.7	426
Gold 100 oz. December 2019 Futures	13.9	1,028
Lean Hogs October 2019 Futures	1.2	89
Live Cattle October 2019 Futures	1.8	133
New York Harbor ULSD November 2019 Futures	5.7	426
Nickel November 2019 Futures	9.8	725
RBOB Gasoline November 2019 Futures	8.4	624
Silver December 2019 Futures	3.9	289
Soybean Meal December 2019 Futures	7.1	526
Soybeans November 2019 Futures	17.1	1,273
Sugar No. 11 October 2019 Futures	1.9	142

Total Long Futures Contracts		$7,426

Total Notional Amount		$7,426

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$294	$0	$0	$0	$1	$295
Futures	359	0	0	0	149	508
Swap Agreements	0	0	0	0	173	173

	$653	$0	$0	$0	$323	$976

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$382	$0	$382
Swap Agreements	9,174	13	0	0	56	9,243

	$9,174	$13	$0	$382	$56	$9,625

	$9,827	$13	$0	$382	$379	$10,601

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$296	$0	$0	$0	$5	$301
Futures	368	0	0	0	133	501
Swap Agreements	0	14	0	0	61	75

	$664	$14	$0	$0	$199	$877

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$750	$0	$750
Written Options	35	3	0	0	5	43
Swap Agreements	175	2	0	0	1,583	1,760

	$210	$5	$0	$750	$1,588	$2,553

	$874	$19	$0	$750	$1,787	$3,430

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	33

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

June 30, 2019 (Unaudited)

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(9)	$(9)
Written Options	33	0	0	0	24	57
Futures	39	0	0	0	(2,572)	(2,533)
Swap Agreements	0	(142)	0	0	188	46

	$72	$(142)	$0	$0	$(2,369)	$(2,439)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,789	$0	$1,789
Purchased Options	0	(7)	0	0	795	788
Written Options	2	43	0	8	(644)	(591)
Swap Agreements	(9,465)	16	0	0	8	(9,441)

	$(9,463)	$52	$0	$1,797	$159	$(7,455)

	$(9,391)	$(90)	$0	$1,797	$(2,210)	$(9,894)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$6	$0	$0	$0	$(2)	$4
Written Options	(172)	0	0	0	14	(158)
Futures	(44)	0	0	0	540	496
Swap Agreements	0	(353)	0	0	(1,583)	(1,936)

	$(210)	$(353)	$0	$0	$(1,031)	$(1,594)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,058)	$0	$(1,058)
Purchased Options	0	1	0	0	0	1
Written Options	12	26	0	(7)	6	37
Swap Agreements	23,900	(42)	0	0	(25)	23,833

	$23,912	$(15)	$0	$(1,065)	$(19)	$22,813

	$23,702	$(368)	$0	$(1,065)	$(1,050)	$21,219

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$19,472	$0	$19,472
Industrials	0	16,497	0	16,497
Utilities	0	6,886	0	6,886
U.S. Government Agencies	0	71,578	0	71,578
U.S. Treasury Obligations	0	320,759	0	320,759
Non-Agency Mortgage-Backed Securities	0	9,265	100	9,365
Asset-Backed Securities	$0	$27,365	$0	$27,365
Sovereign Issues	0	37,503	0	37,503
Short-Term Instruments
Certificates of Deposit	0	2,402	0	2,402
Commercial Paper	0	5,078	0	5,078
Repurchase Agreements	0	36,920	0	36,920
U.S. Treasury Bills	0	12,249	0	12,249

	$0	$565,974	$100	$566,074

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$88	$0	$0	$88

Total Investments	$88	$565,974	$100	$566,162

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(10,678)	$0	$(10,678)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	802	174	0	976
Over the counter	0	9,625	0	9,625

	$802	$9,799	$0	$10,601

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(797)	(80)	0	(877)
Over the counter	0	(2,518)	(35)	(2,553)

	$(797)	$(2,598)	$(35)	$(3,430)

Total Financial Derivative Instruments	$5	$7,201	$(35)	$7,171

Totals	$93	$562,497	$65	$562,655

There were no significant transfers into or out of Level 3 during the period ended June 30, 2019.

34	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2019 (Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Class M, Administrative Class and Advisor Class shares of the PIMCO CommodityRealReturn® Strategy Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated

Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a

SEMIANNUAL REPORT	JUNE 30, 2019	35

Notes to Financial Statements (Cont.)

class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts.

Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification (“ASC”) 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

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For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be

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Notes to Financial Statements (Cont.)

valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.
∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities

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that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market

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Notes to Financial Statements (Cont.)

and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2019 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$4,763	$74,125	$(78,801)	$2	$(1)	$88	$24	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Bank Obligations in which the Portfolio may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Portfolio deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Delayed-Delivery Transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in

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mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Consolidated Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Consolidated Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Perpetual Bonds are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings

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Notes to Financial Statements (Cont.)

banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(c) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of

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the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility

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parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Commodity Options are options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer for the amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, the Portfolio will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Options on Exchange-Traded Futures Contracts (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are

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initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Commodity Forward Swap Agreements (“Commodity Forwards”) are entered into to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying

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Notes to Financial Statements (Cont.)

securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels,

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(iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements are also known as forward volatility agreements and volatility swaps and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Portfolio may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Portfolio will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Under certain conditions, generally in a market where the value of both commodity-linked derivative instruments and fixed income securities are declining, the Portfolio may experience substantial losses. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

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Notes to Financial Statements (Cont.)

Market Risk is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Model Risk is the risk that the Portfolio’s investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Portfolio.

Commodity Risk is the risk that investing in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities,

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and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Tax Risk is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Portfolio’s taxable income or gains and distributions.

Subsidiary Risk is the risk that, by investing in the CRRS Subsidiary, the Portfolio is indirectly exposed to the risks associated with the CRRS Subsidiary’s investments. The CRRS Subsidiary is not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of the CRRS Subsidiary will be achieved.

Short Exposure Risk is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

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Notes to Financial Statements (Cont.)

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Class M	Administrative Class	Advisor Class
0.49%	0.25%	0.25%	0.25%	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

	Distribution Fee	Servicing Fee

Class M	0.25%	0.20%

Administrative Class	—	0.15%

Advisor Class	0.25%	—

50	PIMCO VARIABLE INSURANCE TRUST

June 30, 2019 (Unaudited)

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At June 30, 2019, there were no recoverable amounts.

(f) Acquired Fund Fees and Expenses  PIMCO Cayman Commodity Portfolio I, Ltd. (the “Commodity Subsidiary”) has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Portfolio’s Investment Advisory Fee and the Supervisory and Administrative Fee in an amount equal to the management fee and administrative services fee, respectively, paid by the Commodity Subsidiary to PIMCO. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2019, the amount was $189,072. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Commodity Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended June 30, 2019, were as follows (amounts in thousands†):

Purchases	Sales

$0	$2,072

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The

SEMIANNUAL REPORT	JUNE 30, 2019	51

Notes to Financial Statements (Cont.)

Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$411,818	$443,189	$31,645	$11,956

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2019		Year Ended 12/31/2018

	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	33	$216	225	$1,554

Class M	2	12	9	57

Administrative Class	3,151	20,174	8,319	58,104

Advisor Class	721	4,692	2,507	17,775
Issued as reinvestment of distributions

Institutional Class	15	90	10	67

Class M	2	12	1	9

Administrative Class	1,022	6,364	780	5,381

Advisor Class	481	3,034	343	2,395
Cost of shares redeemed

Institutional Class	(66)	(425)	(139)	(953)

Class M	(11)	(68)	(8)	(53)

Administrative Class	(4,883)	(31,163)	(9,871)	(68,306)

Advisor Class	(1,096)	(7,118)	(3,086)	(21,671)

Net increase (decrease) resulting from Portfolio share transactions	(629)	$(4,180)	(910)	$(5,641)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2019, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 31% of the Portfolio. One of the shareholders is a related party and comprises 13% of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. BASIS FOR CONSOLIDATION

The Commodity Subsidiary, a Cayman Islands exempted company, was incorporated on July 21, 2006, as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the Commodity Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the Commodity Subsidiary on August 1, 2006, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. The net assets of the Commodity Subsidiary as of period end represented 15.9% of the Portfolio’s consolidated net assets.

52	PIMCO VARIABLE INSURANCE TRUST

June 30, 2019 (Unaudited)

15. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2019, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

The Portfolio may also gain exposure indirectly to commodity markets by investing in the Commodity Subsidiary, which invests primarily in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and/or other fixed income instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by the Portfolio, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in the Commodity Subsidiary and perhaps through commodity-linked notes.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act. The IRS issued in September 2016 proposed regulations that would have generally treated the Portfolio’s income inclusion (under Subpart F of the Code) with respect to the Commodity Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Commodity Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the 1940 Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to the Portfolio is treated as qualifying dividends; and (iii) that income inclusion by the Portfolio of its Commodity Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Portfolio’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as ordinary income for Federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2019	53

Notes to Financial Statements (Cont.)

June 30, 2019 (Unaudited)

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2018, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO CommodityRealReturn® Strategy Portfolio	$13,841	$23,169

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$554,921	$19,395	$(14,186)	$5,209

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

54	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	FBF	Credit Suisse International	MYI	Morgan Stanley & Co. International PLC

BPG	BNP Paribas Securities Corp.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada

BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SAL	Citigroup Global Markets, Inc.

BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank

CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	SOG	Societe Generale Paris

CIB	Canadian Imperial Bank of Commerce	MAC	Macquarie Bank Limited	SSB	State Street Bank and Trust Co.

CKL	Citibank N.A. London	MEI	Merrill Lynch International	TDM	TD Securities (USA) LLC

DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford

FAR	Wells Fargo Bank National Association	MYC	Morgan Stanley Capital Services, Inc.	UBS	UBS Securities LLC

Currency Abbreviations:

ARS	Argentine Peso	IDR	Indonesian Rupiah	PEN	Peruvian New Sol

AUD	Australian Dollar	ILS	Israeli Shekel	RUB	Russian Ruble

BRL	Brazilian Real	JPY	Japanese Yen	SGD	Singapore Dollar

CAD	Canadian Dollar	KRW	South Korean Won	TWD	Taiwanese Dollar

COP	Colombian Peso	MXN	Mexican Peso	USD (or $)	United States Dollar

EUR	Euro	NZD	New Zealand Dollar	ZAR	South African Rand

GBP	British Pound

Exchange Abbreviations:

CBOT	Chicago Board of Trade	KCBT	Kansas City Board of Trade	OTC	Over the Counter

ICE	IntercontinentalExchange®	NYMEX	New York Mercantile Exchange

Index/Spread Abbreviations:

BADLARPP	Argentina Badlar Floating Rate Notes	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	LLSDUB	Light Louisiana Sweet Crude Oil vs. Calendar Dubai

BCOMF1T	Bloomberg Commodity Index 1-Month Forward Total Return	EBOBFUEL	Argus Eurobob Oxy Gasoline	MEHCL	Custom Commodity Forward Index

BCOMTR	Bloomberg Commodity Index Total Return	EURMARGIN	European Refined Margin	MEHMID	Custom Commodity Forward Index

BRENT	Brent Crude	EUROBOBCO	Margin Eurobob Gasoline vs. Brent	MQCP563E	Macquarie MQCP563E Custom Commodity Index

CDX.HY	Credit Derivatives Index - High Yield	EURSIMP	Weighted Basket of Refined Products	PIMCODB	PIMCO Custom Commodity Basket

CDX.IG	Credit Derivatives Index - Investment Grade	FRCPXTOB	France Consumer Price ex-Tobacco Index	PLATGOLD	Platinum-Gold Spread

CIXBSTR3	Custom Commodity Index	FUELCO	2020 Calendar Margin ICE Fuel Oil vs Brent	QSCO	2020 Calendar Margin ICE Gasoil vs Brent

CIXBXMB	Custom Commodity Index	GOLDLNPM	London Gold Market Fixing Ltd. PM	RBCAEC0T	RBC Custom Commodity Index

CMBX	Commercial Mortgage-Backed Index	ISDA	International Swaps and Derivatives Association, Inc.	SLVRLND	London Silver Market Fixing Ltd.

CMDSKEWLS	CBEO SKEW Index is an index derived from the price of S&P 500 tail risk	JMABCT3E	J.P. Morgan Custom Commodity Index	SPGCICP	S&P Goldman Sachs Commodity Copper Excess Return Index

COCL	ICE BofAML Large Cap Contingent Capital Index	JMABDEWE	J.P. Morgan Custom Commodity Index	UKRPI	United Kingdom Retail Prices Index

CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	JMABFNJ1	J.P. Morgan Custom Commodity Index	ULSD	Ultra-Low Sulfur Diesel

CPTFEMU	Eurozone HICP ex-Tobacco Index	JMABNIC	J.P. Morgan Nic Custom Index	US0003M	3 Month USD Swap Rate

Other Abbreviations:

BBR	Bank Bill Rate	NCUA	National Credit Union Administration	TBA	To-Be-Announced

BTP	Buoni del Tesoro Poliennali	OAT	Obligations Assimilables du Trésor	TELBOR	Tel Aviv Inter-Bank Offered Rate

CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap	UMBS	Uniform Mortgage-Backed Security

DAC	Designated Activity Company	oz.	Ounce	WTI	West Texas Intermediate

LIBOR	London Interbank Offered Rate	RBOB	Reformulated Blendstock for Oxygenate Blending	YOY	Year-Over-Year

SEMIANNUAL REPORT	JUNE 30, 2019	55

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT03SAR_063019

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2019

PIMCO Dynamic Bond Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

*	Prior to July 30, 2018, the PIMCO Dynamic Bond Portfolio was named the PIMCO Unconstrained Bond Portfolio.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2019

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.2% during the fourth quarter of 2018. For the first quarter of 2019, GDP growth rose to an annual pace of 3.1%. Finally, the Commerce Department’s initial reading for second quarter 2019 GDP, released after the reporting period ended, showed that the U.S. economy grew at a 2.1% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” With its December 2018 rate hike, the Fed increased the federal funds rate to a range between 2.25% and 2.50%. However, at its meeting in January 2019, the Fed tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” This stance was partially attributed to trade tensions and signs of slowing global growth, including weakening manufacturing data. Finally, at its meeting that concluded on July 31, 2019, after the reporting period ended, the Fed lowered the federal funds rate to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008.

Growth outside the U.S. continued, but the pace generally moderated. According to the International Monetary Fund (“IMF”), global growth is projected to be 3.3% in 2019, versus 3.6% in 2018. From a regional perspective, the U.S. economy is expected to expand 2.3% in 2019, compared to 2.9% in the prior year. Elsewhere, the IMF anticipates 2019 GDP growth in the eurozone, UK and Japan will be 1.3%, 1.2% and 1.0%, respectively. For comparison purposes, these economies expanded 1.8%, 1.4% and 0.8%, respectively, in 2018.

Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies. The ECB ended its quantitative easing program in December 2018 and indicated that it does not expect to raise interest rates, “at least through the first half of 2020.” Meanwhile, the Bank of England kept rates on hold for the reporting period.

Both short- and long-term U.S. Treasury yields declined. In our view, falling rates were partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the two-year U.S. Treasury note was 1.75% at the end of the reporting period, compared to 2.48% on December 31, 2018. Meanwhile, the yield on the benchmark 10-year U.S. Treasury note was 2.00% at the end of the reporting period, versus 2.69% on December 31, 2018. The Bloomberg Barclays Global Treasury Index (USD hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 5.52%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD hedged), a widely used index of global investment grade credit bonds, returned 8.22%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD hedged), a widely used index of below investment grade bonds, returned 10.05%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD hedged), returned 10.60%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 8.72%.

Global equities also produced strong results. Despite periods of volatility, U.S. equities moved sharply higher. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations and a more accommodative Fed. All told, U.S. equities, as represented by the S&P 500 Index, returned 18.54%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 10.59%, whereas global equities, as

2	PIMCO VARIABLE INSURANCE TRUST

represented by the MSCI World Index, returned 16.98%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 7.53%, and European equities, as represented by the MSCI Europe Index (in EUR), returned 16.24%.

Commodity prices fluctuated and largely moved higher. When the reporting period began, Brent crude oil was approximately $54 a barrel, but by the end, it was roughly $67 a barrel. Elsewhere, gold and copper prices also rose.

Finally, there were periods of volatility in the foreign exchange markets, due in part to signs of moderating global growth and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar strengthened against a number of other major currencies. For example, the U.S. dollar returned 0.82% and 0.45% versus the euro and British pound, respectively. However, the U.S. dollar fell 1.71% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2019	3

Important Information About the PIMCO Dynamic Bond Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Dynamic Bond Portfolio (formerly the PIMCO Unconstrained Bond Portfolio) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of interest rate risk, especially as the Federal Reserve Board ended its quantitative easing program in October 2014 and raised interest rates several times thereafter before lowering them in July 2019. Interest rates may change in the future depending upon the Federal Reserve Board’s view of economic growth, inflation, employment and other market factors. To the extent the Federal Reserve Board raises interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

With respect to certain securities, the Portfolio may make different asset class, sector or geographical classifications for the purpose of monitoring compliance with investment guidelines than the classifications disclosed in this report.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Portfolio returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests are not known.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class

4	PIMCO VARIABLE INSURANCE TRUST

based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio's diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Dynamic Bond Portfolio	05/02/11	04/30/12	10/31/14	05/02/11	04/30/13	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-PORT. The Portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov and are available without charge, upon request by calling the Portfolio at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Portfolio filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

SEMIANNUAL REPORT	JUNE 30, 2019	5

PIMCO Dynamic Bond Portfolio

Cumulative Returns Through June 30, 2019

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of 06/30/2019†§

U.S. Treasury Obligations	31.4%

Corporate Bonds & Notes	24.0%

Asset-Backed Securities	19.2%

U.S. Government Agencies	14.1%

Non-Agency Mortgage-Backed Securities	6.1%

Sovereign Issues	3.7%

Short-Term Instruments‡	0.6%

Other	0.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2019

	6 Months*	1 Year	5 Years	Inception≈
PIMCO Dynamic Bond Portfolio Institutional Class	4.00%	4.64%	2.80%	2.96%
PIMCO Dynamic Bond Portfolio Class M	3.77%	4.17%	—	2.42%
PIMCO Dynamic Bond Portfolio Administrative Class	3.92%	4.48%	2.65%	2.60%
PIMCO Dynamic Bond Portfolio Advisor Class	3.87%	4.38%	2.55%	1.97%
3 Month USD LIBOR Index±	1.36%	2.56%	1.17%	0.84%♦

All Portfolio returns are net of fees and expenses.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 05/02/2011.

± The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 1.00% for Institutional Class shares, 1.45% for Class M shares, 1.15% for Administrative Class shares, and 1.25% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Dynamic Bond Portfolio seeks maximum long-term return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Long positions in U.S. nominal rates, primarily at the 5-year portion of the yield curve, contributed to performance, as yields decreased.

»	Exposure to the U.S. cash rate contributed to performance, as short rates remained positive.

»

Long exposure to investment grade corporate credit over most of the reporting period contributed to performance, as the Bloomberg Barclays U.S. Corporate Bond Index, which measures the investment grade, fixed-rate, taxable corporate bond market, posted positive returns.

»

Long exposure to non-agency mortgages contributed to performance, as the BAML Fixed Rate Home Equity Index, which generally tracks the price performance of non-agency mortgages, posted positive returns.

»	Short exposure to Italian duration detracted from performance, as yields decreased.

»	Short exposure to U.K. duration detracted from performance, as yields decreased.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Dynamic Bond Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2019 to June 30, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During Period*	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,040.00	$5.38	$1,000.00	$1,019.38	$5.33	1.07%
Class M	1,000.00	1,037.70	7.64	1,000.00	1,017.16	7.56	1.52
Administrative Class	1,000.00	1,039.20	6.13	1,000.00	1,018.64	6.07	1.22
Advisor Class	1,000.00	1,038.70	6.64	1,000.00	1,018.15	6.57	1.32

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	JUNE 30, 2019	7

Financial Highlights PIMCO Dynamic Bond Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total
Institutional Class

01/01/2019 - 06/30/2019+	$10.35	$0.18	$0.23	$0.41	$(0.33)	$0.00	$(0.33)

12/31/2018	10.54	0.33	(0.21)	0.12	(0.31)	0.00	(0.31)

12/31/2017	10.21	0.28	0.24	0.52	(0.19)	0.00	(0.19)

12/31/2016	9.92	0.30	0.18	0.48	(0.19)	0.00	(0.19)

12/31/2015	10.45	0.29	(0.45)	(0.16)	(0.37)	0.00	(0.37)

12/31/2014	10.25	0.14	0.19	0.33	(0.13)	0.00	(0.13)
Class M

01/01/2019 - 06/30/2019+	10.35	0.16	0.23	0.39	(0.31)	0.00	(0.31)

12/31/2018	10.54	0.29	(0.21)	0.08	(0.27)	0.00	(0.27)

12/31/2017	10.21	0.22	0.26	0.48	(0.15)	0.00	(0.15)

12/31/2016	9.92	0.25	0.18	0.43	(0.14)	0.00	(0.14)

12/31/2015	10.45	0.25	(0.46)	(0.21)	(0.32)	0.00	(0.32)

10/31/2014 - 12/31/2014	10.49	0.04	(0.06)	(0.02)	(0.02)	0.00	(0.02)
Administrative Class

01/01/2019 - 06/30/2019+	10.35	0.17	0.23	0.40	(0.32)	0.00	(0.32)

12/31/2018	10.54	0.32	(0.21)	0.11	(0.30)	0.00	(0.30)

12/31/2017	10.21	0.25	0.26	0.51	(0.18)	0.00	(0.18)

12/31/2016	9.92	0.29	0.17	0.46	(0.17)	0.00	(0.17)

12/31/2015	10.45	0.26	(0.44)	(0.18)	(0.35)	0.00	(0.35)

12/31/2014	10.25	0.13	0.18	0.31	(0.11)	0.00	(0.11)
Advisor Class

01/01/2019 - 06/30/2019+	10.35	0.17	0.23	0.40	(0.32)	0.00	(0.32)

12/31/2018	10.54	0.31	(0.21)	0.10	(0.29)	0.00	(0.29)

12/31/2017	10.21	0.24	0.26	0.50	(0.17)	0.00	(0.17)

12/31/2016	9.92	0.27	0.18	0.45	(0.16)	0.00	(0.16)

12/31/2015	10.45	0.26	(0.45)	(0.19)	(0.34)	0.00	(0.34)

12/31/2014	10.25	0.16	0.14	0.30	(0.10)	0.00	(0.10)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of common shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)	Effective October 2, 2017, the Portfolio’s Investment advisory fee was decreased by 0.05% to an annual rate of 0.55%.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.43	4.00%	$25,542	1.07	%*	1.07	%*	0.85	%*	0.85	%*	3.50	%*	110%

10.35	1.18	24,611	1.00		1.00		0.85		0.85		3.16		189

10.54	5.16	30,451	0.92	(c)	0.92	(c)	0.89	(c)	0.89	(c)	2.70		210

10.21	4.89	15,701	0.91		0.91		0.90		0.90		3.02		364

9.92	(1.53)	15,902	0.91		0.91		0.90		0.90		2.83		414

10.45	3.20	374	0.90		0.90		0.90		0.90		1.32		255

10.43	3.77	629	1.52	*	1.52	*	1.30	*	1.30	*	3.04	*	110

10.35	0.73	632	1.45		1.45		1.30		1.30		2.74		189

10.54	4.69	685	1.37	(c)	1.37	(c)	1.34	(c)	1.34	(c)	2.13		210

10.21	4.42	672	1.36		1.36		1.35		1.35		2.53		364

9.92	(1.96)	345	1.36		1.36		1.35		1.35		2.37		414

10.45	(0.17)	15	1.35	*	1.35	*	1.35	*	1.35	*	2.42	*	255

10.43	3.92	267,003	1.22	*	1.22	*	1.00	*	1.00	*	3.35	*	110

10.35	1.03	261,278	1.15		1.15		1.00		1.00		3.04		189

10.54	5.01	281,332	1.07	(c)	1.07	(c)	1.04	(c)	1.04	(c)	2.43		210

10.21	4.73	275,774	1.06		1.06		1.05		1.05		2.87		364

9.92	(1.68)	263,768	1.06		1.06		1.05		1.05		2.50		414

10.45	3.04	288,528	1.05		1.05		1.05		1.05		1.25		255

10.43	3.87	13,984	1.32	*	1.32	*	1.10	*	1.10	*	3.24	*	110

10.35	0.93	14,310	1.25		1.25		1.10		1.10		2.95		189

10.54	4.90	12,874	1.17	(c)	1.17	(c)	1.14	(c)	1.14	(c)	2.34		210

10.21	4.63	11,461	1.16		1.16		1.15		1.15		2.76		364

9.92	(1.78)	9,126	1.16		1.16		1.15		1.15		2.47		414

10.45	2.94	4,805	1.15		1.15		1.15		1.15		1.53		255

^ A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.

+ Unaudited

* Annualized

(a) Per share amounts based on average number of common shares outstanding during the year or period.

(b) The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c) Effective October 2, 2017, the Portfolio’s Investment advisory fee was decreased by 0.05% to an annual rate of 0.55%.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	9

Statement of Assets and Liabilities PIMCO Dynamic Bond Portfolio

June 30, 2019 (Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$352,119
Investments in Affiliates	1,694

Financial Derivative Instruments
Exchange-traded or centrally cleared	256
Over the counter	443
Deposits with counterparty	1,970
Foreign currency, at value	1,260
Receivable for investments sold	78
Receivable for TBA investments sold	43,240
Receivable for Portfolio shares sold	7
Interest and/or dividends receivable	1,981
Dividends receivable from Affiliates	1
Total Assets	403,049

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$13,666

Financial Derivative Instruments
Exchange-traded or centrally cleared	171
Over the counter	1,452
Payable for investments purchased	66
Payable for investments in Affiliates purchased	1
Payable for TBA investments purchased	78,961
Payable for unfunded loan commitments	250
Deposits from counterparty	431
Payable for Portfolio shares redeemed	660
Accrued investment advisory fees	129
Accrued supervisory and administrative fees	70
Accrued distribution fees	3
Accrued servicing fees	31
Total Liabilities	95,891

Net Assets	$307,158

Net Assets Consist of:

Paid in capital	$296,001
Distributable earnings (accumulated loss)	11,157

Net Assets	$307,158

Net Assets:

Institutional Class	$25,542
Class M	629
Administrative Class	267,003
Advisor Class	13,984

Shares Issued and Outstanding:

Institutional Class	2,450
Class M	60
Administrative Class	25,606
Advisor Class	1,341

Net Asset Value Per Share Outstanding:

Institutional Class	$10.43
Class M	10.43
Administrative Class	10.43
Advisor Class	10.43

Cost of investments in securities	$342,150
Cost of investments in Affiliates	$1,694
Cost of foreign currency held	$1,252
Cost or premiums of financial derivative instruments, net	$1,997

* Includes repurchase agreements of:	$575

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Dynamic Bond Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2019 (Unaudited)

Investment Income:

Interest	$6,724
Dividends	16
Dividends from Investments in Affiliates	171
Total Income	6,911

Expenses:

Investment advisory fees	832
Supervisory and administrative fees	454
Distribution and/or servicing fees - Class M	1
Servicing fees - Administrative Class	197
Distribution and/or servicing fees - Advisor Class	17
Trustee fees	2
Interest expense	331
Miscellaneous expense	1
Total Expenses	1,835

Net Investment Income (Loss)	5,076

Net Realized Gain (Loss):

Investments in securities	1,520
Investments in Affiliates	7
Exchange-traded or centrally cleared financial derivative instruments	466
Over the counter financial derivative instruments	2,219
Foreign currency	(205)

Net Realized Gain (Loss)	4,007

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	9,011
Investments in Affiliates	(1)
Exchange-traded or centrally cleared financial derivative instruments	(6,077)
Over the counter financial derivative instruments	(365)
Foreign currency assets and liabilities	5

Net Change in Unrealized Appreciation (Depreciation)	2,573

Net Increase (Decrease) in Net Assets Resulting from Operations	$11,656

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	11

Statements of Changes in Net Assets PIMCO Dynamic Bond Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$5,076	$9,584
Net realized gain (loss)	4,007	4,796
Net change in unrealized appreciation (depreciation)	2,573	(10,990)

Net Increase (Decrease) in Net Assets Resulting from Operations	11,656	3,390

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(795)	(750)
Class M	(18)	(18)
Administrative Class	(8,177)	(7,796)
Advisor Class	(425)	(375)

Total Distributions(a)	(9,415)	(8,939)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	4,086	(18,962)

Total Increase (Decrease) in Net Assets	6,327	(24,511)

Net Assets:

Beginning of period	300,831	325,342
End of period	$307,158	$300,831

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

** See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.

(a) The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Dynamic Bond Portfolio

June 30, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 114.6%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.8%

Caesars Resort Collection LLC
5.152% (LIBOR03M + 2.750%) due 12/22/2024 ~		$296	$290

Charter Communications Operating LLC
4.330% (LIBOR03M + 2.000%) due 04/30/2025 ~		194	194

Dell International LLC
4.410% (LIBOR03M + 2.000%) due 09/07/2023 ~		199	198

Pacific Gas & Electric Co.
4.690% (LIBOR03M + 2.250%) due 12/31/2020 «~		750	750

PG&E Corp.
1.125% due 12/31/2020 «µ		250	250

RegionalCare Hospital Partners Holdings, Inc.
6.904% - 9.000% (LIBOR03M + 4.500%) due 11/17/2025 ~		597	595

Total Loan Participations and Assignments (Cost $2,274)			2,277

CORPORATE BONDS & NOTES 27.7%

BANKING & FINANCE 16.9%

ABN AMRO Bank NV
4.750% due 07/28/2025		100	107

AerCap Ireland Capital DAC
3.950% due 02/01/2022		500	514

AGFC Capital Trust
4.347% (US0003M + 1.750%) due 01/15/2067 ~		100	60

American International Group, Inc.
4.125% due 02/15/2024		300	318

Aviation Capital Group LLC
3.470% (US0003M + 0.950%) due 06/01/2021 ~		900	905

Banco Santander S.A.
6.250% due 09/11/2021 •(f)(g)	EUR	200	240

Bank of America Corp.
3.550% due 03/05/2024 •		$1,400	1,451
5.875% due 03/15/2028 •(f)		600	627

Barclays Bank PLC
7.625% due 11/21/2022 (g)		400	437

Barclays PLC
4.375% due 01/12/2026		1,000	1,037
6.500% due 09/15/2019 •(f)(g)	EUR	200	230

BNP Paribas S.A.
4.705% due 01/10/2025 •		$400	430

Citibank N.A.
3.400% due 07/23/2021		500	511

Citigroup, Inc.
4.044% due 06/01/2024 •		600	634
6.250% due 08/15/2026 •(f)		200	220

Cooperatieve Rabobank UA
2.500% due 01/19/2021		500	502
3.750% due 07/21/2026		700	715
6.875% due 03/19/2020 (g)	EUR	1,100	1,313

Credit Agricole S.A.
6.500% due 06/23/2021 •(f)(g)		300	374

Credit Suisse AG
6.500% due 08/08/2023 (g)		$600	662

Credit Suisse Group AG
2.997% due 12/14/2023 •		550	555

Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		700	731

Deutsche Bank AG
4.250% due 10/14/2021		1,450	1,470

Ford Motor Credit Co. LLC
0.050% due 12/01/2021 •	EUR	100	111
0.121% due 05/14/2021 •		200	225
3.157% due 08/04/2020		$500	502

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.753% (US0003M + 1.235%) due 02/15/2023 ~		$900	$874
5.139% (US0003M + 2.550%) due 01/07/2021 ~		200	204

General Motors Financial Co., Inc.
3.550% due 07/08/2022		500	509
3.640% (US0003M + 1.310%) due 06/30/2022 ~		200	200

Goldman Sachs Group, Inc.
2.876% due 10/31/2022 •		800	807
3.200% due 02/23/2023		300	307
3.625% due 01/22/2023		300	311
3.691% due 06/05/2028 •		1,800	1,860

Harley-Davidson Financial Services, Inc.
3.460% (US0003M + 0.940%) due 03/02/2021 ~		800	799

HSBC Holdings PLC
3.400% due 03/08/2021		600	609
4.098% (US0003M + 1.500%) due 01/05/2022 ~		400	409
4.292% due 09/12/2026 •		500	532
4.300% due 03/08/2026		500	537
5.875% due 09/28/2026 •(f)(g)	GBP	400	535

International Lease Finance Corp.
8.250% due 12/15/2020		$900	971

JPMorgan Chase & Co.
3.797% due 07/23/2024 •		300	315
4.000% (US0003M + 1.480%) due 03/01/2021 ~		2,000	2,036
6.053% (US0003M + 3.470%) due 07/30/2019 ~(f)		502	502

Lloyds Banking Group PLC
7.625% due 06/27/2023 •(f)(g)	GBP	1,656	2,295
7.875% due 06/27/2029 •(f)(g)		200	289

Mitsubishi UFJ Financial Group, Inc.
2.190% due 09/13/2021		$700	696

Mizuho Financial Group, Inc.
3.922% due 09/11/2024 •		500	524

Morgan Stanley
3.125% due 01/23/2023		200	205
3.591% due 07/22/2028 •		800	833
3.772% due 01/24/2029 •		100	105

Nationstar Mortgage Holdings, Inc.
9.125% due 07/15/2026		600	611

Nationwide Building Society
3.766% due 03/08/2024 •		300	306
4.302% due 03/08/2029 •		1,700	1,781

Navient Corp.
5.875% due 03/25/2021		200	208

Nordea Kredit Realkreditaktieselskab
2.000% due 10/01/2019	DKK	5,000	768

Nykredit Realkredit A/S
1.000% due 10/01/2019		31,200	4,777

Royal Bank of Scotland Group PLC
8.625% due 08/15/2021 •(f)(g)		$1,200	1,296

Santander UK PLC
3.400% due 06/01/2021		500	508

Springleaf Finance Corp.
6.125% due 05/15/2022		250	269
6.125% due 03/15/2024		800	862

Standard Chartered PLC
3.650% (US0003M + 1.130%) due 08/19/2019 ~		800	801

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (f)	EUR	50	70

Synchrony Bank
3.000% due 06/15/2022		$500	504

Toronto-Dominion Bank
3.589% (US0003M + 1.000%) due 04/07/2021 ~		800	811

UBS AG
5.125% due 05/15/2024 (g)		1,300	1,381
7.625% due 08/17/2022 (g)		250	281

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UniCredit SpA
6.497% (US0003M + 3.900%) due 01/14/2022 ~		$600	$624
7.830% due 12/04/2023		900	1,029

Unigel Luxembourg S.A.
10.500% due 01/22/2024		400	430

Wells Fargo & Co.
2.600% due 07/22/2020		200	201
2.625% due 07/22/2022		400	403
3.000% due 02/19/2025		1,300	1,322
3.584% due 05/22/2028 •		400	418

			51,806

INDUSTRIALS 8.0%

AbbVie, Inc.
3.750% due 11/14/2023		100	104

Allergan Sales LLC
4.875% due 02/15/2021		233	240

Altice Financing S.A.
6.625% due 02/15/2023		400	411
7.500% due 05/15/2026		700	705

Amazon.com, Inc.
4.050% due 08/22/2047		600	679

American Airlines Pass-Through Trust
3.000% due 04/15/2030		359	359

Anheuser-Busch InBev Worldwide, Inc.
4.000% due 04/13/2028		600	647

B.C. Unlimited Liability Co.
4.250% due 05/15/2024		300	304

Bausch Health Americas, Inc.
8.500% due 01/31/2027		300	331

Broadcom Corp.
3.000% due 01/15/2022		400	402
3.625% due 01/15/2024		100	101

CCO Holdings LLC
5.000% due 02/01/2028		700	717

Charter Communications Operating LLC
4.464% due 07/23/2022		100	105
4.908% due 07/23/2025		400	434
6.484% due 10/23/2045		100	118

Cheniere Corpus Christi Holdings LLC
5.875% due 03/31/2025		600	670
7.000% due 06/30/2024		200	231

Cleveland-Cliffs, Inc.
4.875% due 01/15/2024		200	204

Constellation Oil Services Holding S.A. (9.000% Cash and 0.500% PIK)
9.500% due 11/09/2024 ^(b)(c)		302	145

Continental Resources, Inc.
4.375% due 01/15/2028		300	316

CVS Health Corp.
4.100% due 03/25/2025		800	844

Dell International LLC
4.420% due 06/15/2021		850	876
6.020% due 06/15/2026		150	166

Deutsche Telekom International Finance BV
1.950% due 09/19/2021		800	792
2.820% due 01/19/2022		900	908

DISH DBS Corp.
7.875% due 09/01/2019		400	403

Energy Transfer Partners LP
5.000% due 10/01/2022		1,500	1,595

Exela Intermediate LLC
10.000% due 07/15/2023		300	245

GATX Corp.
3.285% (US0003M + 0.720%) due 11/05/2021 ~		900	896

IHO Verwaltungs GmbH (3.750% Cash or 4.500% PIK)
3.750% due 09/15/2026 (b)	EUR	200	231

IRB Holding Corp.
6.750% due 02/15/2026		$300	299

Komatsu Finance America, Inc.
2.118% due 09/11/2020		300	299

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	13

Schedule of Investments PIMCO Dynamic Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Marvell Technology Group Ltd.
4.200% due 06/22/2023		$500	$521

Murphy Oil Corp.
5.750% due 08/15/2025		200	208

Newfield Exploration Co.
5.375% due 01/01/2026		500	548

NVR, Inc.
3.950% due 09/15/2022		900	934

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		700	741

Penske Truck Leasing Co. LP
3.950% due 03/10/2025		500	525

QUALCOMM, Inc.
4.800% due 05/20/2045		100	112

Reckitt Benckiser Treasury Services PLC
2.375% due 06/24/2022		800	799

Refinitiv U.S. Holdings, Inc.
6.250% due 05/15/2026		400	412

Reynolds Group Issuer, Inc.
7.000% due 07/15/2024		125	129

Rockwell Collins, Inc.
2.800% due 03/15/2022		300	303

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021		700	727

Sands China Ltd.
5.125% due 08/08/2025		600	645

Thermo Fisher Scientific, Inc.
3.600% due 08/15/2021		400	409

Transocean, Inc.
7.250% due 11/01/2025		600	571

VMware, Inc.
2.950% due 08/21/2022		900	907

WPP Finance
4.750% due 11/21/2021		900	943

Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022		300	305

			24,516

UTILITIES 2.8%

Antero Midstream Partners LP
5.750% due 03/01/2027		700	702

AT&T, Inc.
3.270% (US0003M + 0.750%) due 06/01/2021 ~		800	804
4.100% due 02/15/2028		306	324

Duke Energy Corp.
3.101% (US0003M + 0.650%) due 03/11/2022 ~		500	503

National Rural Utilities Cooperative Finance Corp.
2.694% (US0003M + 0.375%) due 06/30/2021 ~		600	602

NextEra Energy Capital Holdings, Inc.
3.241% (US0003M + 0.720%) due 02/25/2022 ~		800	805

Petrobras Global Finance BV
5.999% due 01/27/2028		1,868	1,988
6.250% due 12/14/2026	GBP	100	144
6.850% due 06/05/2115		$350	364

Rio Oil Finance Trust
9.250% due 07/06/2024		431	482

Sprint Communications, Inc.
7.000% due 03/01/2020		200	205

Tallgrass Energy Partners LP
4.750% due 10/01/2023		800	814

Verizon Communications, Inc.
3.618% (US0003M + 1.100%) due 05/15/2025 ~		600	608
4.125% due 03/16/2027		300	327

			8,672

Total Corporate Bonds & Notes (Cost $82,975)			84,994

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.1%

TEXAS 0.0%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	$175	$176

WEST VIRGINIA 0.1%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (d)	3,000	184

Total Municipal Bonds & Notes (Cost $364)		360

U.S. GOVERNMENT AGENCIES 16.2%

Fannie Mae UMBS
3.500% due 12/01/2047 - 07/01/2048	7,500	7,710
4.000% due 04/01/2048 - 12/01/2048	3,872	4,020

Fannie Mae UMBS, TBA
3.000% due 08/01/2049	4,100	4,130
3.500% due 08/01/2049 - 09/01/2049	30,400	31,063

Freddie Mac
1.638% due 10/25/2021 ~(a)	330	10
3.756% due 07/15/2047 •(a)	1,065	217
4.000% due 08/01/2048	1,535	1,591

Ginnie Mae, TBA
4.000% due 08/01/2049	1,000	1,042

Total U.S. Government Agencies (Cost $49,311)		49,783

U.S. TREASURY OBLIGATIONS 36.2%

U.S. Treasury Bonds
2.875% due 11/15/2046	150	160

U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2021	6,684	6,623
0.125% due 07/15/2024	387	387
0.250% due 01/15/2025	5,998	6,007
0.375% due 07/15/2025	151	153
0.375% due 07/15/2027	3,134	3,164
0.625% due 01/15/2026	5,420	5,552
0.875% due 01/15/2029	3,845	4,050
2.000% due 01/15/2026 (m)	837	931
2.375% due 01/15/2025	2,711	3,030
2.375% due 01/15/2027	2,167	2,503

U.S. Treasury Notes
1.250% due 07/31/2023	4,000	3,922
1.375% due 06/30/2023	7,550	7,444
1.375% due 08/31/2023	4,600	4,532
1.750% due 09/30/2022	5,700	5,703
1.875% due 12/15/2020 (i)	1,500	1,501
1.875% due 07/31/2022	5,200	5,222
2.000% due 05/31/2021 (k)(m)	1,100	1,105
2.000% due 12/31/2021 (k)(m)	3,600	3,624
2.000% due 07/31/2022 (i)(m)	11,400	11,492
2.000% due 11/30/2022 (k)(m)	1,000	1,009
2.000% due 04/30/2024	3,600	3,638
2.125% due 09/30/2021 (i)(k)	16,500	16,637
2.250% due 12/31/2023	4,150	4,238
2.250% due 01/31/2024	1,270	1,297
2.500% due 05/15/2024	1,800	1,861
2.750% due 02/15/2024	5,200	5,428

Total U.S. Treasury Obligations (Cost $110,458)		111,213

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.0%

American Home Mortgage Assets Trust
2.614% due 06/25/2037 •	762	728

Banc of America Funding Trust
2.543% due 02/20/2047 •	764	763
2.763% due 07/20/2036 •	1,257	1,241

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banc of America Mortgage Trust
4.715% due 06/25/2035 ~		$99	$95

BCAP LLC Trust
5.250% due 06/26/2036		393	248

Bear Stearns Adjustable Rate Mortgage Trust
4.092% due 11/25/2034 ~		465	420
4.719% due 01/25/2035 ~		9	10

CBA Commercial Small Balance Commercial Mortgage
2.904% due 06/25/2038 •		956	691

Countrywide Alternative Loan Trust
2.563% due 02/20/2047 ^•		277	220
2.574% due 01/25/2037 ^•		407	398
5.500% due 04/25/2035		809	695
6.000% due 02/25/2037 ^		386	279
6.500% due 11/25/2037 ^		509	383

Countrywide Home Loan Mortgage Pass-Through Trust
3.526% due 02/20/2036 ~		342	292
3.927% due 08/25/2034 ~		178	174

Credit Suisse Mortgage Capital Certificates
3.090% due 12/27/2035 •		748	745

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.734% due 08/25/2037 ^•		578	501

Downey Savings & Loan Association Mortgage Loan Trust
2.580% due 10/19/2036 •		567	508

First Horizon Alternative Mortgage Securities Trust
4.022% due 01/25/2036 ^~		207	161
4.211% due 06/25/2036 ^~		218	203
4.391% due 06/25/2034 ~		125	126

First Horizon Mortgage Pass-Through Trust
4.367% due 11/25/2037 ^~		1,306	1,181

GSMPS Mortgage Loan Trust
8.000% due 01/25/2035		519	582

HarborView Mortgage Loan Trust
3.210% due 11/19/2034 ^•		43	40

IndyMac Mortgage Loan Trust
2.614% due 04/25/2046 •		2,067	1,950
3.786% due 08/25/2037 ^~		289	252
4.403% due 10/25/2034 ~		23	24

Lehman XS Trust
2.574% due 12/25/2036 ^•		0	13
2.629% due 08/25/2046 •		465	445

Mortgage Equity Conversion Asset Trust
2.450% due 05/25/2042 •		621	573

New Residential Mortgage Loan Trust
4.500% due 05/25/2058		449	476

RBSSP Resecuritization Trust
2.680% due 02/26/2037 •		432	431

Residential Accredit Loans, Inc. Trust
6.074% due 09/25/2037 ~		1,021	869

RMAC Securities PLC
0.943% due 06/12/2044 •	GBP	1,145	1,373

Structured Asset Mortgage Investments Trust
2.604% due 08/25/2036 •		$482	637

Structured Asset Securities Corp. Trust
5.500% due 09/25/2035 ^		205	208

Thornburg Mortgage Securities Trust
3.452% due 06/25/2037 •		291	276
3.654% due 06/25/2037 ^•		44	42

Towd Point Mortgage Funding PLC
1.855% due 10/20/2051 •	GBP	1,900	2,422

WaMu Mortgage Pass-Through Certificates Trust
2.864% due 04/25/2045 •		$58	58

Washington Mutual Mortgage Pass-Through Certificates Trust
3.854% due 09/25/2035 ^•		800	701

Wells Fargo Mortgage-Backed Securities Trust
4.988% due 06/25/2035 ~		128	134

Total Non-Agency Mortgage-Backed Securities (Cost $20,317)			21,568

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 22.1%

Accredited Mortgage Loan Trust
2.945% due 09/25/2035 •		$1,000	$887

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.124% due 03/25/2035 •		174	175

Arbour CLO DAC
0.870% due 01/15/2030 •	EUR	1,500	1,705

Argent Securities Trust
2.554% due 07/25/2036 •		$744	648

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.784% due 02/25/2036 •		1,566	1,282

Asset-Backed Funding Certificates Trust
2.564% due 01/25/2037 •		2,745	1,805
2.624% due 01/25/2037 •		1,910	1,267

Asset-Backed Securities Corp. Home Equity Loan Trust
3.424% due 07/25/2035 •		4,263	4,206

Bear Stearns Asset-Backed Securities Trust
2.894% due 09/25/2035 •		1,100	1,100
3.079% due 11/25/2035 ^•		1,604	1,608

Belle Haven ABS CDO Ltd.
2.936% due 11/03/2044 •		233	102
2.976% due 11/03/2044 •		356	158

Business Jet Securities LLC
4.447% due 06/15/2033		409	415

Carlyle Global Market Strategies Euro CLO DAC
0.870% due 01/18/2030 •	EUR	1,000	1,137

CIT Mortgage Loan Trust
3.780% due 10/25/2037 •		$657	666

Citigroup Mortgage Loan Trust, Inc.
2.854% due 10/25/2035 ^•		1,000	1,001

Countrywide Asset-Backed Certificates
2.534% due 12/25/2036 ^•		349	328
2.544% due 08/25/2037 •		1,374	1,357
2.544% due 08/25/2037 ^•		508	483
2.544% due 06/25/2047 ^•		552	498
2.554% due 07/25/2036 ^•		103	103
2.554% due 04/25/2047 ^•		484	469
2.584% due 11/25/2047 ^•		513	462
2.614% due 05/25/2047 ^•		1,765	1,506
4.763% due 07/25/2036 þ		300	311

Countrywide Asset-Backed Certificates Trust
3.409% due 08/25/2035 •		1,430	1,440
6.095% due 08/25/2035 þ		313	324

Credit-Based Asset Servicing & Securitization Mortgage Loan Trust
3.816% due 03/25/2037 ^ þ		2,425	1,366

Dryden Euro CLO BV
0.880% due 01/15/2030 •	EUR	1,000	1,138

First Franklin Mortgage Loan Trust
2.764% due 11/25/2035 •		$3,707	3,607

GSAA Home Equity Trust
2.684% (US0001M + 0.280%) due 07/25/2037 ~		2,876	1,655
5.985% due 06/25/2036 ~		1,128	521

GSAMP Trust
2.604% due 11/25/2036 •		980	598
2.634% due 03/25/2047 •		2,000	1,874

Home Equity Asset Trust
3.094% due 08/25/2035 •		1,900	1,895

HSI Asset Securitization Corp. Trust
2.514% due 12/25/2036 •		2,105	852
2.624% due 12/25/2036 •		592	242

Jamestown CLO Ltd.
3.287% due 07/15/2026 •		231	231

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Mortgage Acquisition Corp.
2.744% due 02/25/2036 ^•		$1,060	$1,045

Long Beach Mortgage Loan Trust
2.924% due 08/25/2045 •		965	948
3.319% due 08/25/2035 •		2,000	1,879

MASTR Specialized Loan Trust
2.774% due 01/25/2037 •		1,597	903

Morgan Stanley ABS Capital, Inc. Trust
2.529% due 07/25/2036 •		410	360
2.544% due 11/25/2036 •		190	119
2.544% due 05/25/2037 •		681	611
2.554% due 07/25/2036 •		791	398
2.554% due 10/25/2036 •		463	292
2.944% due 12/25/2034 •		514	515

Morgan Stanley Capital, Inc. Trust
2.584% due 03/25/2036 •		17	14
2.694% due 01/25/2036 •		294	292

Morgan Stanley Home Equity Loan Trust
2.544% due 12/25/2036 •		2,151	1,262
2.664% due 04/25/2036 •		3,077	2,491

Morgan Stanley IXIS Real Estate Capital Trust
2.554% due 07/25/2036 •		1,577	827

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.804% due 02/25/2037 ^•		2,202	889

OFSI Fund Ltd.
3.501% due 10/18/2026 •		513	513

Option One Mortgage Loan Trust
2.734% due 04/25/2037 •		3,221	2,175

Palmer Square Loan Funding Ltd.
3.493% due 04/20/2027 •		1,100	1,101

Residential Asset Securities Corp. Trust
3.094% due 11/25/2035 •		3,100	3,089

Securitized Asset-Backed Receivables LLC Trust
3.064% due 08/25/2035 ^•		786	537
3.169% due 02/25/2034 •		328	326

Sierra Madre Funding Ltd.
2.799% due 09/07/2039 •		558	504
2.819% due 09/07/2039 •		3,005	2,712

SoFi Consumer Loan Program LLC
2.770% due 05/25/2026		250	250

Staniford Street CLO Ltd.
3.590% due 06/15/2025 •		178	179

Structured Asset Investment Loan Trust
3.124% (US0001M + 0.720%) due 10/25/2035 ~		44	44

Structured Asset Securities Corp. Mortgage Loan Trust
3.409% due 11/25/2035 •		1,000	1,005

Terwin Mortgage Trust
2.774% due 01/25/2037 •		1,116	746

Triaxx Prime CDO Ltd.
2.741% due 10/02/2039 •		101	55

Venture CLO Ltd.
3.742% due 10/22/2031 •		1,400	1,399

Wells Fargo Home Equity Asset-Backed Securities Trust
2.634% due 04/25/2037 •		1,011	989

Total Asset-Backed Securities (Cost $60,958)			67,891

SOVEREIGN ISSUES 4.2%

Argentina Government International Bond
5.875% due 01/11/2028		1,000	763
6.875% due 01/11/2048		500	372
52.006% (BADLARPP + 2.000%) due 04/03/2022 ~(a)	ARS	2,373	48
53.892% (BADLARPP + 3.250%) due 03/01/2020 ~(a)		100	2

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
63.705% (ARLLMONP) due 06/21/2020 ~(a)	ARS	56,637	$1,301

Brazil Government International Bond
5.625% due 02/21/2047		$50	53

Kuwait International Government Bond
3.500% due 03/20/2027		1,300	1,386

New Zealand Government International Bond
2.000% due 09/20/2025 (e)	NZD	217	159
3.000% due 09/20/2030 (e)		858	727

Peru Government International Bond
5.940% due 02/12/2029	PEN	1,100	365
6.150% due 08/12/2032		2,000	668
6.350% due 08/12/2028		5,800	1,979

Qatar Government International Bond
3.875% due 04/23/2023		$700	735
4.500% due 04/23/2028		200	224

Saudi Government International Bond
3.625% due 03/04/2028		500	515
4.500% due 04/17/2030		1,500	1,639
4.500% due 10/26/2046		600	611
4.625% due 10/04/2047		500	519

Slovenia Government International Bond
5.250% due 02/18/2024		300	338

Turkey Government International Bond
7.250% due 12/23/2023		600	621

Total Sovereign Issues (Cost $14,442)			13,025

		SHARES
PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

Nationwide Building Society
10.250% ~		2,250	433

Total Preferred Securities (Cost $476)			433

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (h) 0.2%
			575

Total Short-Term Instruments (Cost $575)			575

Total Investments in Securities (Cost $342,150)			352,119

INVESTMENTS IN AFFILIATES 0.6%

SHORT-TERM INSTRUMENTS 0.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.6%

PIMCO Short-Term Floating NAV Portfolio III		171,232	1,694

Total Short-Term Instruments (Cost $1,694)			1,694

Total Investments in Affiliates (Cost $1,694)			1,694

Total Investments 115.2% (Cost $343,844)			$353,813

Financial Derivative Instruments (j)(l) (0.3)% (Cost or Premiums, net $1,997)			(924)

Other Assets and Liabilities, net (14.9)%			(45,731)

Net Assets 100.0%			$307,158

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	15

Schedule of Investments PIMCO Dynamic Bond Portfolio (Cont.)

µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	06/28/2019	07/01/2019	$575	U.S. Treasury Notes 2.250% due 03/31/2021	$(588)	$575	$575

Total Repurchase Agreements						$(588)	$575	$575

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
DEU	2.570%	06/18/2019	07/18/2019	$(2,633)	$(2,635)
	2.610	06/04/2019	07/05/2019	(5,248)	(5,258)
RCY	2.610	06/11/2019	07/23/2019	(3,131)	(3,136)
	2.800	06/24/2019	07/08/2019	(2,636)	(2,637)

Total Reverse Repurchase Agreements					$(13,666)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale- Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
DEU	$0	$(7,893)	$0	$(7,893)	$7,853	$(40)
FICC	575	0	0	575	(588)	(13)
RCY	0	(5,773)	0	(5,773)	5,747	(26)

Total Borrowings and Other Financing Transactions	$575	$(13,666)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(13,666)	$0	$0	$(13,666)

Total Borrowings	$0	$(13,666)	$0	$0	$(13,666)

Payable for reverse repurchase agreements					$(13,666)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

(i)	Securities with an aggregate market value of $13,600 have been pledged as collateral under the terms of the above master agreements as of June 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2019 was $(22,990) at a weighted average interest rate of 2.622%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note September Futures	09/2019	154	18,196	$265	$0	$0
U.S. Treasury 10-Year Note September Futures	09/2019	112	14,333	268	3	0

				$533	$3	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar September Futures	09/2019	608	(148,952)	$(107)	$15	$0
Euro-BTP Italy Government Bond September Futures	09/2019	164	(25,045)	(884)	0	(121)
U.S. Treasury 30-Year Bond September Futures	09/2019	5	(778)	(26)	1	0

				$(1,017)	$16	$(121)

Total Futures Contracts				$(484)	$19	$(121)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
AT&T, Inc.	1.000%	Quarterly	06/20/2024	0.913%	$	700	$(2)	$5	$3	$0	$0
Berkshire Hathaway, Inc.	1.000	Quarterly	09/20/2020	0.123		400	8	(4)	4	0	0
Deutsche Bank AG	1.000	Quarterly	12/20/2019	0.597	EUR	400	1	0	1	0	0
MetLife, Inc.	1.000	Quarterly	12/20/2021	0.236	$	900	22	(5)	17	0	0
MetLife, Inc.	1.000	Quarterly	06/20/2022	0.276		400	10	(1)	9	0	0
MetLife, Inc.	1.000	Quarterly	12/20/2022	0.346		400	10	(1)	9	0	0
Sprint Communications, Inc.	5.000	Quarterly	12/20/2019	0.386		2,200	163	(110)	53	1	0

							$212	$(116)	$96	$1	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
iTraxx Europe Main 26 5-Year Index	(1.000)%	Quarterly	12/20/2021	EUR	600	$(20)	$5	$(15)	$0	$(1)
iTraxx Europe Main 28 5-Year Index	(1.000)	Quarterly	12/20/2022		3,900	(103)	(8)	(111)	0	(4)
iTraxx Europe Senior 27 5-Year Index	(1.000)	Quarterly	06/20/2022		2,500	(15)	(49)	(64)	0	(3)

						$(138)	$(52)	$(190)	$0	$(8)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-32 5-Year Index	5.000%	Quarterly	06/20/2024	$	2,400	$106	$78	$184	$2	$0
CDX.IG-32 5-Year Index	1.000	Quarterly	06/20/2024		2,300	46	3	49	1	0

						$152	$81	$233	$3	$0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	17

Schedule of Investments PIMCO Dynamic Bond Portfolio (Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month USD-LIBOR	2.700%	Semi-Annual	12/14/2023	$	20,700	$(219)	$1,060	$841	$0	$(16)
Receive	3-Month USD-LIBOR	1.980	Semi-Annual	06/27/2024		8,100	(13)	(69)	(82)	8	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		8,100	(139)	208	69	11	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		15,700	1,363	(913)	450	23	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		17,200	1,075	(1,545)	(470)	28	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		3,800	(334)	(23)	(357)	7	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		6,700	705	(1,089)	(384)	40	0
Receive	3-Month USD-LIBOR	2.970	Semi-Annual	09/26/2048		6,900	355	(1,526)	(1,171)	44	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048		900	33	(186)	(153)	6	0
Receive	6-Month GBP-LIBOR	2.050	Semi-Annual	09/23/2019	GBP	600	(23)	19	(4)	0	0
Receive	6-Month GBP-LIBOR	1.650	Semi-Annual	01/22/2020		2,100	(30)	11	(19)	0	0
Receive	6-Month GBP-LIBOR	2.000	Semi-Annual	03/18/2022		700	(23)	(7)	(30)	0	0
Receive(6)	6-Month GBP-LIBOR	1.250	Semi-Annual	09/18/2024		30,400	82	(734)	(652)	19	0
Receive(6)	6-Month GBP-LIBOR	1.000	Semi-Annual	12/18/2024		700	(3)	(1)	(4)	0	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026	JPY	820,000	(16)	(185)	(201)	0	(2)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/21/2028		200,000	18	(72)	(54)	0	(2)
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		1,000,000	26	(437)	(411)	0	(9)
Pay	28-Day MXN-TIIE	7.350	Lunar	09/30/2027	MXN	42,900	(25)	8	(17)	17	0
Pay	UKRPI	3.579	Maturity	10/15/2033	GBP	2,100	1	24	25	3	0

							$2,833	$(5,457)	$(2,624)	$206	$(29)

Total Swap Agreements							$3,059	$(5,544)	$(2,485)	$210	$(37)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(7)		Total	Market Value	Variation Margin Liability(7)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$19	$237	$256	$0	$(121)	$(50)	$ (171)

(k)

Securities with an aggregate market value of $4,153 and cash of $1,970 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin asset of $27 and liability of $(13) for closed swap agreements is outstanding at period end.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2019	EUR	962		$1,091	$0	$(3)
	07/2019		$3,042	AUD	4,356	16	0
	08/2019	AUD	4,356		$3,045	0	(16)
	09/2019	SGD	3,307		2,416	0	(31)
	10/2019	DKK	36,833		5,654	0	0

BPS	07/2019	EUR	339		380	0	(5)
	07/2019	NZD	1,050		689	0	(16)
	07/2019		$153	ARS	7,696	20	0
	07/2019		8,991	GBP	7,089	11	0
	08/2019	GBP	7,089		$9,005	0	(12)
	08/2019		$1,307	ARS	58,323	0	(9)

BRC	07/2019		679	GBP	536	2	0

CBK	07/2019	AUD	4,356		$3,015	0	(43)
	07/2019	CAD	1,859		1,378	0	(41)
	07/2019	JPY	242,396		2,225	0	(23)
	07/2019		$19,352	EUR	17,028	10	0
	07/2019		577	GBP	455	1	0
	08/2019	EUR	17,028		$19,402	0	(11)
	09/2019		$1,466	COP	4,947,483	66	0

DUB	01/2021		87	BRL	380	7	0

GLM	07/2019	EUR	12,734		$14,216	0	(264)
	07/2019		$634	ARS	29,842	60	0
	08/2019	RUB	306,067		$4,649	0	(152)
	08/2019		$4,688	RUB	308,151	157	0

HUS	07/2019		296	ARS	14,658	35	0
	11/2019	TWD	37,022		$1,183	0	(20)
	01/2021	BRL	380		59	0	(35)

JPM	07/2019	DKK	36,833		5,594	0	(17)
	07/2019	EUR	2,993		3,381	0	(22)
	08/2019	MXN	39,496		1,991	0	(53)
	10/2019		$457	MXN	8,958	2	0
	11/2019	TWD	11,895		$379	0	(8)

SCX	07/2019	GBP	7,625		9,651	0	(33)
	11/2019	TWD	14,842		474	0	(8)

UAG	07/2019		$2,252	JPY	242,396	0	(4)
	08/2019	JPY	242,396		$2,257	4	0

Total Forward Foreign Currency Contracts						$391	$(826)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.945%	12/09/2019	700	$33	$1

GLM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.943	12/12/2019	700	34	2

Total Purchased Options							$67	$3

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Put - OTC iTraxx Europe 31 5-Year Index	Sell	1.000%	09/18/2019	600	$(1)	$0

CKL	Put - OTC iTraxx Europe 31 5-Year Index	Sell	1.050	09/18/2019	300	0	0

GST	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400	09/18/2019	1,200	(2)	0
	Put - OTC iTraxx Europe 30 5-Year Index	Sell	2.400	09/18/2019	2,100	(4)	1
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	0.950	09/18/2019	1,500	(3)	(1)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	1.000	09/18/2019	1,900	(3)	(1)

JPM	Put - OTC iTraxx Europe 31 5-Year Index	Sell	1.050	09/18/2019	500	(1)	0

						$(14)	$(1)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	19

Schedule of Investments PIMCO Dynamic Bond Portfolio (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	12/09/2019	3,100	$(34)	$0

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	12/12/2019	3,100	(34)	(1)

							$(68)	$(1)

Total Written Options							$(82)	$(2)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2019(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BOA	UBS AG	(1.000)%	Quarterly	06/20/2024	0.661%	$100	$6	$(8)	$0	$(2)

BPS	UBS AG	(1.000)	Quarterly	06/20/2024	0.661	200	13	(16)	0	(3)

							$19	$(24)	$0	$(5)

CREDIT DEFAULT SWAPS ON SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2019(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BPS	Colombia Government International Bond	1.000%	Quarterly	06/20/2021	0.362%	$100	$(3)	$4	$1	$0

BRC	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2022	10.692	350	28	(74)	0	(46)
	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.362	500	(16)	22	6	0

CBK	Colombia Government International Bond	1.000	Quarterly	06/20/2024	0.912	200	(2)	3	1	0

DUB	Turkey Government International Bond	1.000	Quarterly	06/20/2024	3.950	1,700	(216)	1	0	(215)

GST	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2022	10.692	350	29	(76)	0	(47)
	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.362	400	(13)	18	5	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.804	200	(3)	5	2	0
	Russia Government International Bond	1.000	Quarterly	06/20/2024	1.138	1,600	(26)	16	0	(10)
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	1.673	1,600	(71)	22	0	(49)

HUS	Brazil Government International Bond	1.000	Quarterly	09/20/2019	0.419	400	1	0	1	0

MYC	California State General Obligation Bonds, Series 2003	1.000	Quarterly	09/20/2024	0.279	100	1	3	4	0

							$(291)	$(56)	$20	$(367)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$1,414	$(292)	$190	$0	$(102)
	CDX.HY-23 5-Year Index 25-35%	5.000	Quarterly	12/20/2019	300	40	(33)	7	0

BRC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	1,034	(214)	139	0	(75)

MYC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	1,033	(216)	141	0	(75)
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	1,600	(55)	68	13	0

UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	1,100	(38)	47	9	0

						$(775)	$552	$29	$(252)

Total Swap Agreements						$(1,047)	$472	$49	$(624)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$16	$1	$7	$24	$(50)	$0	$(104)	$(154)	$(130)	$0	$(130)
BPS	31	0	1	32	(42)	0	(3)	(45)	(13)	0	(13)
BRC	2	0	6	8	0	0	(121)	(121)	(113)	54	(59)
CBK	77	0	1	78	(118)	0	0	(118)	(40)	0	(40)
DUB	7	0	0	7	0	0	(215)	(215)	(208)	268	60
GLM	217	2	0	219	(416)	(1)	0	(417)	(198)	274	76
GST	0	0	7	7	0	(1)	(106)	(107)	(100)	0	(100)
HUS	35	0	1	36	(55)	0	0	(55)	(19)	0	(19)
JPM	2	0	0	2	(100)	0	0	(100)	(98)	0	(98)
MYC	0	0	17	17	0	0	(75)	(75)	(58)	(36)	(94)
SCX	0	0	0	0	(41)	0	0	(41)	(41)	0	(41)
UAG	4	0	9	13	(4)	0	0	(4)	9	0	9

Total Over the Counter	$391	$3	$49	$443	$(826)	$(2)	$(624)	$(1,452)

(m)

Securities with an aggregate market value of $680 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	21

Schedule of Investments PIMCO Dynamic Bond Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$19	$19
Swap Agreements	0	4	0	0	233	237

	$0	$4	$0	$0	$252	$256

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$391	$0	$391
Purchased Options	0	0	0	0	3	3
Swap Agreements	0	49	0	0	0	49

	$0	$49	$0	$391	$3	$443

	$0	$53	$0	$391	$255	$699

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$121	$121
Swap Agreements	0	8	0	0	42	50

	$0	$8	$0	$0	$163	$171

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$826	$0	$826
Written Options	0	1	0	0	1	2
Swap Agreements	0	624	0	0	0	624

	$0	$625	$0	$826	$1	$1,452

	$0	$633	$0	$826	$164	$1,623

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$606	$606
Swap Agreements	0	108	0	0	(248)	(140)

	$0	$108	$0	$0	$358	$466

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,116	$0	$2,116
Written Options	0	0	0	0	11	11
Swap Agreements	0	92	0	0	0	92

	$0	$92	$0	$2,116	$11	$2,219

	$0	$200	$0	$2,116	$369	$2,685

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(1,418)	$(1,418)
Swap Agreements	0	58	0	0	(4,717)	(4,659)

	$0	$58	$0	$0	$(6,135)	$(6,077)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(416)	$0	$(416)
Purchased Options	0	0	0	0	(59)	(59)
Written Options	0	13	0	0	57	70
Swap Agreements	0	40	0	0	0	40

	$0	$53	$0	$(416)	$(2)	$(365)

	$0	$111	$0	$(416)	$(6,137)	$(6,442)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$1,277	$1,000	$2,277
Corporate Bonds & Notes
Banking & Finance	0	51,806	0	51,806
Industrials	0	24,516	0	24,516
Utilities	0	8,672	0	8,672
Municipal Bonds & Notes
Texas	0	176	0	176
West Virginia	0	184	0	184
U.S. Government Agencies	0	49,783	0	49,783
U.S. Treasury Obligations	0	111,213	0	111,213
Non-Agency Mortgage-Backed Securities	0	21,568	0	21,568
Asset-Backed Securities	0	67,891	0	67,891
Sovereign Issues	0	13,025	0	13,025
Preferred Securities
Banking & Finance	0	433	0	433
Short-Term Instruments
Repurchase Agreements	0	575	0	575

	$0	$351,119	$1,000	$352,119

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,694	$0	$0	$1,694

Total Investments	$1,694	$351,119	$1,000	$353,813

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	19	210	0	229
Over the counter	0	443	0	443

	$19	$653	$0	$672

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(121)	(37)	0	(158)
Over the counter	0	(1,452)	0	(1,452)

	$(121)	$(1,489)	$0	$(1,610)

Total Financial Derivative Instruments	$(102)	$(836)	$0	$(938)

Totals	$1,592	$350,283	$1,000	$352,875

There were no significant transfers into or out of Level 3 during the period ended June 30, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	23

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Class M, Administrative Class and Advisor Class shares of the PIMCO Dynamic Bond Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

24	PIMCO VARIABLE INSURANCE TRUST

June 30, 2019 (Unaudited)

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification (“ASC”) 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market

SEMIANNUAL REPORT	JUNE 30, 2019	25

Notes to Financial Statements (Cont.)

value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board.

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Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.
∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted

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Notes to Financial Statements (Cont.)

prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices,

indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management

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activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2019 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$4,617	$58,071	$(61,000)	$7	$(1)	$1,694	$171	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Inflation-Indexed Bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest

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Notes to Financial Statements (Cont.)

income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

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Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the

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Notes to Financial Statements (Cont.)

security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

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(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will

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Notes to Financial Statements (Cont.)

value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to,

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investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

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Notes to Financial Statements (Cont.)

Credit Risk is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction.

Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more

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volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations,

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Notes to Financial Statements (Cont.)

and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Class M	Administrative Class	Advisor Class
0.55%	0.30%	0.30%	0.30%	0.30%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

	Distribution Fee	Servicing Fee

Class M	0.25%	0.20%

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money,

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including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At June 30, 2019, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$370,505	$423,495	$19,419	$11,508

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2019		Year Ended 12/31/2018

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	63	$661	475	$4,968

Class M	0	3	14	147

Administrative Class	1,306	13,675	3,096	32,459

Advisor Class	99	1,042	306	3,218
Issued as reinvestment of distributions

Institutional Class	76	795	72	750

Class M	2	18	2	18

Administrative Class	781	8,177	746	7,796

Advisor Class	41	425	36	375
Cost of shares redeemed

Institutional Class	(66)	(696)	(1,059)	(11,132)

Class M	(3)	(29)	(20)	(205)

Administrative Class	(1,721)	(18,084)	(5,297)	(55,447)

Advisor Class	(181)	(1,901)	(182)	(1,909)

Net increase (decrease) resulting from Portfolio share transactions	397	$4,086	(1,811)	$(18,962)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2019, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 70% of the Portfolio. One of the shareholders is a related party and comprises 59% of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2019, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

40	PIMCO VARIABLE INSURANCE TRUST

June 30, 2019 (Unaudited)

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2018, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Dynamic Bond Portfolio	$1,517	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$345,920	$17,630	$(13,715)	$3,915

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2019	41

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	DUB	Deutsche Bank AG	JPM	JP Morgan Chase Bank N.A.

BPS	BNP Paribas S.A.	FICC	Fixed Income Clearing Corporation	MYC	Morgan Stanley Capital Services, Inc.

BRC	Barclays Bank PLC	GLM	Goldman Sachs Bank USA	RCY	Royal Bank of Canada

CBK	Citibank N.A.	GST	Goldman Sachs International	SCX	Standard Chartered Bank

CKL	Citibank N.A. London	HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford

DEU	Deutsche Bank Securities, Inc.

Currency Abbreviations:

ARS	Argentine Peso	EUR	Euro	PEN	Peruvian New Sol

AUD	Australian Dollar	GBP	British Pound	RUB	Russian Ruble

BRL	Brazilian Real	JPY	Japanese Yen	SGD	Singapore Dollar

CAD	Canadian Dollar	MXN	Mexican Peso	TWD	Taiwanese Dollar

COP	Colombian Peso	NZD	New Zealand Dollar	USD (or $)	United States Dollar

DKK	Danish Krone

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.IG	Credit Derivatives Index - Investment Grade	UKRPI	United Kingdom Retail Prices Index

ARLLMONP	Argentina Blended Policy Rate	CMBX	Commercial Mortgage-Backed Index	US0001M	1 Month USD Swap Rate

BADLARPP	Argentina Badlar Floating Rate Notes	LIBOR03M	3 Month USD-LIBOR	US0003M	3 Month USD Swap Rate

CDX.HY	Credit Derivatives Index - High Yield

Other Abbreviations:

ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind

ALT	Alternate Loan Trust	DAC	Designated Activity Company	TBA	To-Be-Announced

BTP	Buoni del Tesoro Poliennali	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

CDO	Collateralized Debt Obligation	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	UMBS	Uniform Mortgage-Backed Security

42	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT19SAR_063019

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2019

PIMCO Emerging Markets Bond Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2019

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.2% during the fourth quarter of 2018. For the first quarter of 2019, GDP growth rose to an annual pace of 3.1%. Finally, the Commerce Department’s initial reading for second quarter 2019 GDP, released after the reporting period ended, showed that the U.S. economy grew at a 2.1% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” With its December 2018 rate hike, the Fed increased the federal funds rate to a range between 2.25% and 2.50%. However, at its meeting in January 2019, the Fed tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” This stance was partially attributed to trade tensions and signs of slowing global growth, including weakening manufacturing data. Finally, at its meeting that concluded on July 31, 2019, after the reporting period ended, the Fed lowered the federal funds rate to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008.

Growth outside the U.S. continued, but the pace generally moderated. According to the International Monetary Fund (“IMF”), global growth is projected to be 3.3% in 2019, versus 3.6% in 2018. From a regional perspective, the U.S. economy is expected to expand 2.3% in 2019, compared to 2.9% in the prior year. Elsewhere, the IMF anticipates 2019 GDP growth in the eurozone, UK and Japan will be 1.3%, 1.2% and 1.0%, respectively. For comparison purposes, these economies expanded 1.8%, 1.4% and 0.8%, respectively, in 2018.

Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies. The ECB ended its quantitative easing program in December 2018 and indicated that it does not expect to raise interest rates, “at least through the first half of 2020.” Meanwhile, the Bank of England kept rates on hold for the reporting period.

Both short- and long-term U.S. Treasury yields declined. In our view, falling rates were partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the two-year U.S. Treasury note was 1.75% at the end of the reporting period, compared to 2.48% on December 31, 2018. Meanwhile, the yield on the benchmark 10-year U.S. Treasury note was 2.00% at the end of the reporting period, versus 2.69% on December 31, 2018. The Bloomberg Barclays Global Treasury Index (USD hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 5.52%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD hedged), a widely used index of global investment grade credit bonds, returned 8.22%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD hedged), a widely used index of below investment grade bonds, returned 10.05%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD hedged), returned 10.60%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 8.72%.

Global equities also produced strong results. Despite periods of volatility, U.S. equities moved sharply higher. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations and a more accommodative Fed. All told, U.S. equities, as represented by the S&P 500 Index, returned 18.54%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 10.59%, whereas global equities, as

2	PIMCO VARIABLE INSURANCE TRUST

represented by the MSCI World Index, returned 16.98%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 7.53%, and European equities, as represented by the MSCI Europe Index (in EUR), returned 16.24%.

Commodity prices fluctuated and largely moved higher. When the reporting period began, Brent crude oil was approximately $54 a barrel, but by the end, it was roughly $67 a barrel. Elsewhere, gold and copper prices also rose.

Finally, there were periods of volatility in the foreign exchange markets, due in part to signs of moderating global growth and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar strengthened against a number of other major currencies. For example, the U.S. dollar returned 0.82% and 0.45% versus the euro and British pound, respectively. However, the U.S. dollar fell 1.71% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2019	3

Important Information About the PIMCO Emerging Markets Bond Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Emerging Markets Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of interest rate risk, especially as the Federal Reserve Board ended its quantitative easing program in October 2014 and raised interest rates several times thereafter before lowering them in July 2019. Interest rates may change in the future depending upon the Federal Reserve Board’s view of economic growth, inflation, employment and other market factors. To the extent the Federal Reserve Board raises interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

With respect to certain securities, the Portfolio may make different asset class, sector or geographical classifications for the purpose of monitoring compliance with investment guidelines than the classifications disclosed in this report.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Portfolio returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests are not known.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries.

Such sanctions — which may impact companies in many sectors,

4	PIMCO VARIABLE INSURANCE TRUST

including energy, financial services and defense, among others — may negatively impact the Portfolio’s performance and/or ability to achieve their investment objectives. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Portfolio could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in

Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Emerging Markets Bond Portfolio	09/30/02	04/30/12	11/10/14	09/30/02	03/31/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment

SEMIANNUAL REPORT	JUNE 30, 2019	5

Important Information About the PIMCO Emerging Markets Bond Portfolio (Cont.)

Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-PORT. The Portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov and are available without charge, upon request by calling the Portfolio at (888) 87-PIMCO. Prior to its use of Form N-PORT, the

Portfolio filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Emerging Markets Bond Portfolio

Cumulative Returns Through June 30, 2019

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Geographic Breakdown as of 06/30/2019†§

Indonesia	8.2%

Mexico	7.7%

United States‡	6.4%

Turkey	5.1%

Argentina	4.7%

Brazil	4.2%

Luxembourg	4.0%

Ukraine	3.6%

Cayman Islands	3.2%

Colombia	3.0%

Dominican Republic	2.9%

South Africa	2.7%

Egypt	2.5%

Peru	2.3%

Qatar	2.2%

Chile	2.0%

Nigeria	1.9%

Saudi Arabia	1.9%

Venezuela	1.7%

Azerbaijan	1.6%

Oman	1.5%

Ghana	1.4%

China	1.4%

Panama	1.4%

Ecuador	1.4%

Kazakhstan	1.3%

Ireland	1.3%

Sri Lanka	1.2%

Hong Kong	1.2%

Russia	1.1%

Uruguay	1.0%

Other	13.3%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO Emerging Markets Bond Portfolio Institutional Class	10.92%	11.23%	3.92%	—	4.24%
PIMCO Emerging Markets Bond Portfolio Class M	10.68%	10.74%	—	—	4.25%
PIMCO Emerging Markets Bond Portfolio Administrative Class	10.84%	11.07%	3.77%	6.78%	8.93%
PIMCO Emerging Markets Bond Portfolio Advisor Class	10.79%	10.96%	3.66%	6.68%	5.96%
JPMorgan Emerging Markets Bond Index (EMBI) Global±	10.60%	11.32%	4.47%	7.41%	9.03%♦

All Portfolio returns are net of fees and expenses.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦Average annual total return since 09/30/2002.

± JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end, were 0.86% for Institutional Class shares, 1.31% for Class M shares, 1.01% for Administrative Class shares, and 1.11% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Bond Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private- sector entities, and may be denominated in non-U.S. currencies and the U.S. dollar. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Overweight exposure to Ukrainian external sovereign debt contributed to relative performance.

»	Exposure to Brazilian corporate debt, which outperformed the JPMorgan Emerging Markets Bond Index (EMBI) Global, contributed to relative performance.

»	Underweight exposure to U.S. duration and to Ecuadorian sovereign debt detracted from relative performance.

SEMIANNUAL REPORT	JUNE 30, 2019	7

Expense Example PIMCO Emerging Markets Bond Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2019 to June 30, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During Period*	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,109.20	$4.47	$1,000.00	$1,020.42	$4.28	0.86%
Class M	1,000.00	1,106.80	6.81	1,000.00	1,018.20	6.52	1.31
Administrative Class	1,000.00	1,108.40	5.25	1,000.00	1,019.68	5.03	1.01
Advisor Class	1,000.00	1,107.90	5.77	1,000.00	1,019.18	5.53	1.11

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	JUNE 30, 2019	9

Financial Highlights PIMCO Emerging Markets Bond Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain (Loss)	Total
Institutional Class

01/01/2019 - 06/30/2019+	$12.01	$0.28	$1.02	$1.30	$(0.29)	$0.00	$(0.29)

12/31/2018	13.14	0.51	(1.11)	(0.60)	(0.53)	0.00	(0.53)

12/31/2017	12.58	0.65	0.59	1.24	(0.68)	0.00	(0.68)

12/31/2016	11.70	0.67	0.88	1.55	(0.67)	0.00	(0.67)

12/31/2015	12.69	0.65	(0.90)	(0.25)	(0.68)	(0.06)	(0.74)

12/31/2014	13.44	0.68	(0.43)	0.25	(0.74)	(0.26)	(1.00)
Class M

01/01/2019 - 06/30/2019+	12.01	0.25	1.02	1.27	(0.26)	0.00	(0.26)

12/31/2018	13.14	0.45	(1.10)	(0.65)	(0.48)	0.00	(0.48)

12/31/2017	12.58	0.60	0.58	1.18	(0.62)	0.00	(0.62)

12/31/2016	11.70	0.61	0.89	1.50	(0.62)	0.00	(0.62)

12/31/2015	12.69	0.60	(0.90)	(0.30)	(0.63)	(0.06)	(0.69)

11/10/2014 - 12/31/2014	13.63	0.09	(0.67)	(0.58)	(0.10)	(0.26)	(0.36)
Administrative Class

01/01/2019 - 06/30/2019+	12.01	0.27	1.02	1.29	(0.28)	0.00	(0.28)

12/31/2018	13.14	0.48	(1.10)	(0.62)	(0.51)	0.00	(0.51)

12/31/2017	12.58	0.64	0.58	1.22	(0.66)	0.00	(0.66)

12/31/2016	11.70	0.64	0.90	1.54	(0.66)	0.00	(0.66)

12/31/2015	12.69	0.63	(0.90)	(0.27)	(0.66)	(0.06)	(0.72)

12/31/2014	13.44	0.66	(0.43)	0.23	(0.72)	(0.26)	(0.98)
Advisor Class

01/01/2019 - 06/30/2019+	12.01	0.27	1.02	1.29	(0.28)	0.00	(0.28)

12/31/2018	13.14	0.47	(1.10)	(0.63)	(0.50)	0.00	(0.50)

12/31/2017	12.58	0.62	0.59	1.21	(0.65)	0.00	(0.65)

12/31/2016	11.70	0.64	0.88	1.52	(0.64)	0.00	(0.64)

12/31/2015	12.69	0.62	(0.90)	(0.28)	(0.65)	(0.06)	(0.71)

12/31/2014	13.44	0.65	(0.43)	0.22	(0.71)	(0.26)	(0.97)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$13.02	10.92%	$46,064	0.86	%*	0.86	%*	0.85	%*	0.85	%*	4.53	%*	19%

12.01	(4.59)	41,154	0.86		0.86		0.85		0.85		4.08		29

13.14	10.03	34,246	0.85		0.85		0.85		0.85		5.03		35

12.58	13.48	21,191	0.85		0.85		0.85		0.85		5.37		33

11.70	(2.09)	13,852	0.85		0.85		0.85		0.85		5.23		29

12.69	1.66	6,252	0.85		0.85		0.85		0.85		5.02		29

13.02	10.68	938	1.31	*	1.31	*	1.30	*	1.30	*	4.08	*	19

12.01	(5.02)	889	1.31		1.31		1.30		1.30		3.59		29

13.14	9.55	993	1.30		1.30		1.30		1.30		4.60		35

12.58	12.97	729	1.30		1.30		1.30		1.30		4.92		33

11.70	(2.53)	475	1.30		1.30		1.30		1.30		4.84		29

12.69	(4.32)	27	1.30	*	1.30	*	1.30	*	1.30	*	4.92	*	29

13.02	10.84	178,670	1.01	*	1.01	*	1.00	*	1.00	*	4.39	*	19

12.01	(4.73)	167,673	1.01		1.01		1.00		1.00		3.86		29

13.14	9.87	210,102	1.00		1.00		1.00		1.00		4.90		35

12.58	13.31	217,567	1.00		1.00		1.00		1.00		5.19		33

11.70	(2.24)	216,156	1.00		1.00		1.00		1.00		5.02		29

12.69	1.51	238,653	1.00		1.00		1.00		1.00		4.83		29

13.02	10.79	47,942	1.11	*	1.11	*	1.10	*	1.10	*	4.29	*	19

12.01	(4.83)	45,060	1.11		1.11		1.10		1.10		3.77		29

13.14	9.76	51,954	1.10		1.10		1.10		1.10		4.79		35

12.58	13.20	45,559	1.10		1.10		1.10		1.10		5.12		33

11.70	(2.34)	32,407	1.10		1.10		1.10		1.10		4.91		29

12.69	1.41	38,685	1.10		1.10		1.10		1.10		4.73		29

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	11

Statement of Assets and Liabilities PIMCO Emerging Markets Bond Portfolio

June 30, 2019 (Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$261,125
Investments in Affiliates	6,919
Financial Derivative Instruments
Exchange-traded or centrally cleared	4
Over the counter	360
Deposits with counterparty	2,502
Foreign currency, at value	2,130
Receivable for investments sold	3,778
Receivable for Portfolio shares sold	53
Interest and/or dividends receivable	3,921
Dividends receivable from Affiliates	17
Total Assets	280,809

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$698
Payable for short sales	3,513
Financial Derivative Instruments
Exchange-traded or centrally cleared	18
Over the counter	328
Payable for investments purchased	2,233
Payable for investments in Affiliates purchased	17
Deposits from counterparty	10
Payable for Portfolio shares redeemed	169
Accrued investment advisory fees	93
Accrued supervisory and administrative fees	82
Accrued distribution fees	9
Accrued servicing fees	20
Other liabilities	5
Total Liabilities	7,195

Net Assets	$273,614

Net Assets Consist of:

Paid in capital	$276,164
Distributable earnings (accumulated loss)	(2,550)

Net Assets	$273,614

Net Assets:

Institutional Class	$46,064
Class M	938
Administrative Class	178,670
Advisor Class	47,942

Shares Issued and Outstanding:

Institutional Class	3,538
Class M	72
Administrative Class	13,724
Advisor Class	3,683

Net Asset Value Per Share Outstanding:

Institutional Class	$13.02
Class M	13.02
Administrative Class	13.02
Advisor Class	13.02

Cost of investments in securities	$263,382
Cost of investments in Affiliates	$6,917
Cost of foreign currency held	$2,132
Proceeds received on short sales	$3,478
Cost or premiums of financial derivative instruments, net	$(1,800)

* Includes repurchase agreements of:	$1,728

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2019 (Unaudited)

Investment Income:

Interest	$7,085
Dividends from Investments in Affiliates	56
Total Income	7,141

Expenses:

Investment advisory fees	595
Supervisory and administrative fees	529
Distribution and/or servicing fees - Class M	2
Servicing fees - Administrative Class	131
Distribution and/or servicing fees - Advisor Class	58
Trustee fees	2
Interest expense	9
Total Expenses	1,326

Net Investment Income (Loss)	5,815

Net Realized Gain (Loss):

Investments in securities	(1,415)
Investments in Affiliates	2
Exchange-traded or centrally cleared financial derivative instruments	703
Over the counter financial derivative instruments	750
Short sales	(208)
Foreign currency	(62)

Net Realized Gain (Loss)	(230)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	21,494
Investments in Affiliates	2
Exchange-traded or centrally cleared financial derivative instruments	217
Over the counter financial derivative instruments	101
Short sales	(10)
Foreign currency assets and liabilities	(22)

Net Change in Unrealized Appreciation (Depreciation)	21,782

Net Increase (Decrease) in Net Assets Resulting from Operations	$27,367

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	13

Statements of Changes in Net Assets PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$5,815	$10,797
Net realized gain (loss)	(230)	1,634
Net change in unrealized appreciation (depreciation)	21,782	(26,699)

Net Increase (Decrease) in Net Assets Resulting from Operations	27,367	(14,268)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(1,001)	(1,674)
Class M	(19)	(37)
Administrative Class	(3,969)	(7,815)
Advisor Class	(1,025)	(1,985)

Total Distributions(a)	(6,014)	(11,511)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(2,515)	(16,740)

Total Increase (Decrease) in Net Assets	18,838	(42,519)

Net Assets:

Beginning of period	254,776	297,295
End of period	$273,614	$254,776

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Emerging Markets Bond Portfolio

June 30, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 95.5%

ALBANIA 0.3%

SOVEREIGN ISSUES 0.3%

Albania Government International Bond
3.500% due 10/09/2025	EUR	700	$845

Total Albania (Cost $806)			845

ANGOLA 0.3%

SOVEREIGN ISSUES 0.3%

Angolan Government International Bond
9.375% due 05/08/2048		$700	774

Total Angola (Cost $719)			774

ARGENTINA 4.6%

SOVEREIGN ISSUES 4.6%

Argentina Government International Bond
3.380% due 12/31/2038 þ	EUR	1,600	1,040
3.750% due 12/31/2038 þ		$4,700	2,761
4.625% due 01/11/2023		1,100	885
5.250% due 01/15/2028	EUR	400	333
5.625% due 01/26/2022		$2,400	2,028
5.875% due 01/11/2028		1,100	839
6.875% due 04/22/2021		300	264
6.875% due 01/26/2027		900	725
6.875% due 01/11/2048		2,250	1,674
7.125% due 07/06/2036		900	698
7.125% due 06/28/2117		300	225
7.625% due 04/22/2046		50	40
8.280% due 12/31/2033		280	235

Provincia de Buenos Aires
9.950% due 06/09/2021		300	273
10.875% due 01/26/2021		133	128

Provincia de Cordoba
7.125% due 06/10/2021		150	131

Provincia de la Rioja
9.750% due 02/24/2025		200	155

Provincia de Neuquen
7.500% due 04/27/2025		160	135

Total Argentina (Cost $14,997)			12,569

AUSTRIA 0.1%

CORPORATE BONDS & NOTES 0.1%

Sappi Papier Holding GmbH
3.125% due 04/15/2026	EUR	200	234

Total Austria (Cost $226)			234

AZERBAIJAN 1.6%

CORPORATE BONDS & NOTES 1.5%

Southern Gas Corridor CJSC
6.875% due 03/24/2026		$3,500	4,067

SOVEREIGN ISSUES 0.1%

Azerbaijan Government International Bond
4.750% due 03/18/2024		200	211

Total Azerbaijan (Cost $3,922)			4,278

BAHAMAS 0.5%

SOVEREIGN ISSUES 0.5%

Bahamas Government International Bond
6.000% due 11/21/2028		$1,250	1,354

Total Bahamas (Cost $1,256)			1,354

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BRAZIL 4.2%

CORPORATE BONDS & NOTES 3.0%

Brazil Minas SPE via State of Minas Gerais
5.333% due 02/15/2028	$3,870	$4,005

Odebrecht Oil & Gas Finance Ltd.
0.000% due 07/29/2019 (e)(g)	623	7

Petrobras Global Finance BV
6.850% due 06/05/2115	600	623
7.250% due 03/17/2044	500	561
7.375% due 01/17/2027	1,400	1,611

Vale Overseas Ltd.
6.250% due 08/10/2026	600	685
6.875% due 11/21/2036	370	446
6.875% due 11/10/2039	200	241

		8,179

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.6%

State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~	1,600	1,602

SOVEREIGN ISSUES 0.6%

Brazil Government International Bond
5.000% due 01/27/2045	1,500	1,484
5.625% due 01/07/2041	50	54

		1,538

Total Brazil (Cost $10,384)		11,319

CAYMAN ISLANDS 3.1%

ASSET-BACKED SECURITIES 0.1%

Garanti Diversified Payment Rights Finance Co.
5.264% due 10/09/2021 «•	$333	332

CORPORATE BONDS & NOTES 3.0%

Bioceanico Sovereign Certificate Ltd.
0.000% due 06/05/2034 (e)	600	407

China Evergrande Group
8.750% due 06/28/2025	300	267

Interoceanica Finance Ltd.
0.000% due 11/30/2025 (e)	296	265
0.000% due 05/15/2030 (e)	800	618

KSA Sukuk Ltd.
4.303% due 01/19/2029	600	644

Lima Metro Line Finance Ltd.
5.875% due 07/05/2034	400	426

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021	157	156

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 (b)	401	252

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022	1,768	1,706

Sands China Ltd.
5.125% due 08/08/2025	300	322
5.400% due 08/08/2028	700	762

Sunac China Holdings Ltd.
6.875% due 08/08/2020	200	203
8.625% due 07/27/2020	200	206

Tencent Holdings Ltd.
3.975% due 04/11/2029	2,000	2,091

		8,325

Total Cayman Islands (Cost $8,464)		8,657

CHILE 2.0%

CORPORATE BONDS & NOTES 2.0%

Corp. Nacional del Cobre de Chile
4.250% due 07/17/2042	$400	419

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 09/16/2025	$1,300	$1,412
4.875% due 11/04/2044	600	685

Empresa Nacional de Telecomunicaciones S.A.
4.875% due 10/30/2024	700	739

GNL Quintero S.A.
4.634% due 07/31/2029	800	850

Latam Airlines Pass-Through Trust
4.200% due 08/15/2029	1,055	1,071
4.500% due 08/15/2025	199	198

Total Chile (Cost $5,000)		5,374

CHINA 1.4%

CORPORATE BONDS & NOTES 1.4%

CCCI Treasure Ltd.
3.500% due 04/21/2020 •(g)	$800	801

Industrial & Commercial Bank of China Ltd.
3.538% due 11/08/2027	250	256

Sinopec Group Overseas Development Ltd.
4.375% due 04/10/2024	700	749
4.875% due 05/17/2042	500	582

Three Gorges Finance Cayman Islands Ltd.
3.150% due 06/02/2026	1,000	1,008
3.700% due 06/10/2025	300	314

Total China (Cost $3,541)		3,710

COLOMBIA 2.9%

CORPORATE BONDS & NOTES 0.5%

Ecopetrol S.A.
5.875% due 09/18/2023	$600	666
5.875% due 05/28/2045	400	444
7.375% due 09/18/2043	200	257

		1,367

SOVEREIGN ISSUES 2.4%

Colombia Government International Bond
2.625% due 03/15/2023	2,600	2,590
3.875% due 04/25/2027	500	522
4.500% due 03/15/2029	1,000	1,094
5.000% due 06/15/2045	1,300	1,438
5.200% due 05/15/2049	200	227
8.125% due 05/21/2024	300	370
10.375% due 01/28/2033	225	355

		6,596

Total Colombia (Cost $7,185)		7,963

COSTA RICA 0.3%

SOVEREIGN ISSUES 0.3%

Costa Rica Government International Bond
4.250% due 01/26/2023	$400	395
5.625% due 04/30/2043	400	348

Total Costa Rica (Cost $800)		743

DOMINICAN REPUBLIC 2.8%

SOVEREIGN ISSUES 2.8%

Dominican Republic International Bond
5.500% due 01/27/2025	$700	746
5.950% due 01/25/2027	2,100	2,271
6.000% due 07/19/2028	2,000	2,165
6.400% due 06/05/2049	1,000	1,049
6.500% due 02/15/2048	500	530
6.850% due 01/27/2045	400	439
6.875% due 01/29/2026	500	566

Total Dominican Republic (Cost $7,303)		7,766

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	15

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ECUADOR 1.3%

SOVEREIGN ISSUES 1.3%

Ecuador Government International Bond
7.875% due 01/23/2028		$1,400	$1,390
7.950% due 06/20/2024		200	210
9.625% due 06/02/2027		200	216
10.750% due 01/31/2029		1,600	1,810

Total Ecuador (Cost $3,450)			3,626

EGYPT 2.4%

SOVEREIGN ISSUES 2.4%

Egypt Government International Bond
4.750% due 04/11/2025	EUR	400	466
5.577% due 02/21/2023		$1,000	1,018
6.125% due 01/31/2022		1,100	1,137
6.375% due 04/11/2031	EUR	400	464
7.500% due 01/31/2027		$900	962
7.600% due 03/01/2029		1,000	1,057
7.903% due 02/21/2048		200	203
8.500% due 01/31/2047		1,200	1,275

Total Egypt (Cost $6,405)			6,582

EL SALVADOR 0.4%

SOVEREIGN ISSUES 0.4%

El Salvador Government International Bond
5.875% due 01/30/2025		$900	900
7.650% due 06/15/2035		145	151

Total El Salvador (Cost $1,065)			1,051

GABON 0.1%

SOVEREIGN ISSUES 0.1%

Gabon Government International Bond
6.375% due 12/12/2024		$202	201

Total Gabon (Cost $197)			201

GERMANY 0.4%

CORPORATE BONDS & NOTES 0.4%

Deutsche Bank AG
3.700% due 05/30/2024		$300	294
3.715% (US0003M + 1.190%) due 11/16/2022 ~		300	290
3.950% due 02/27/2023		400	401
5.000% due 02/14/2022		200	206

Total Germany (Cost $1,137)			1,191

GHANA 1.4%

SOVEREIGN ISSUES 1.4%

Ghana Government International Bond
7.875% due 08/07/2023		$690	750
7.875% due 03/26/2027		700	739
8.125% due 03/26/2032		1,100	1,120
8.950% due 03/26/2051		1,200	1,246

Total Ghana (Cost $3,716)			3,855

GUATEMALA 0.6%

SOVEREIGN ISSUES 0.6%

Guatemala Government International Bond
4.375% due 06/05/2027		$300	300
4.875% due 02/13/2028		410	424
4.900% due 06/01/2030		300	309
6.125% due 06/01/2050		700	736

Total Guatemala (Cost $1,688)			1,769

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HONG KONG 1.1%

CORPORATE BONDS & NOTES 1.1%

CNOOC Nexen Finance ULC
4.250% due 04/30/2024		$2,200	$2,338

Nexen, Inc.
6.400% due 05/15/2037		50	67
7.500% due 07/30/2039		450	682

Total Hong Kong (Cost $2,852)			3,087

HUNGARY 0.2%

SOVEREIGN ISSUES 0.2%

Hungary Government International Bond
5.375% due 02/21/2023		$100	110

MFB Magyar Fejlesztesi Bank Zrt
6.250% due 10/21/2020		500	523

Total Hungary (Cost $599)			633

INDIA 0.7%

CORPORATE BONDS & NOTES 0.2%

Adani Ports & Special Economic Zone Ltd.
4.375% due 07/03/2029 (a)		$300	305

Delhi International Airport Ltd.
6.450% due 06/04/2029		200	211

			516

SOVEREIGN ISSUES 0.5%

Export-Import Bank of India
3.375% due 08/05/2026		700	702
3.875% due 03/12/2024		700	722

			1,424

Total India (Cost $1,914)			1,940

INDONESIA 8.1%

CORPORATE BONDS & NOTES 3.3%

Indonesia Asahan Aluminium Persero PT
5.230% due 11/15/2021		$400	422
5.710% due 11/15/2023		400	439
6.530% due 11/15/2028		400	473

Pelabuhan Indonesia Persero PT
4.500% due 05/02/2023		800	837
4.875% due 10/01/2024		500	536

Pelabuhan Indonesia PT
4.250% due 05/05/2025		400	416

Pertamina Persero PT
4.875% due 05/03/2022		500	528
5.250% due 05/23/2021		800	839
6.000% due 05/03/2042		1,500	1,730
6.450% due 05/30/2044		2,100	2,580

Perusahaan Listrik Negara PT
4.125% due 05/15/2027		200	204

			9,004

SOVEREIGN ISSUES 4.8%

Indonesia Government International Bond
2.625% due 06/14/2023	EUR	700	862
3.375% due 04/15/2023		$2,000	2,038
3.375% due 07/30/2025	EUR	100	129
4.350% due 01/11/2048 (j)		$700	724
4.450% due 02/11/2024		1,100	1,170
4.750% due 01/08/2026		2,200	2,398
5.125% due 01/15/2045		200	226
5.250% due 01/17/2042		400	457
5.250% due 01/08/2047		600	694
6.625% due 02/17/2037		900	1,173
6.750% due 01/15/2044		300	411
7.750% due 01/17/2038		100	145

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Perusahaan Penerbit SBSN Indonesia
3.400% due 03/29/2022		$600	$610
4.400% due 03/01/2028		700	746
4.450% due 02/20/2029		1,200	1,287

			13,070

Total Indonesia (Cost $20,317)			22,074

IRELAND 1.3%

CORPORATE BONDS & NOTES 1.3%

GE Capital European Funding Unlimited Co.
0.000% (EUR003M + 0.225%) due 05/17/2021 ~	EUR	100	114

GE Capital UK Funding Unlimited Co.
4.125% due 09/13/2023	GBP	100	137

Vnesheconombank Via VEB Finance PLC
5.942% due 11/21/2023		$3,100	3,293

Total Ireland (Cost $3,423)			3,544

ISRAEL 0.5%

SOVEREIGN ISSUES 0.5%

Israel Government International Bond
4.125% due 01/17/2048		$700	768
4.500% due 01/30/2043		500	575

Total Israel (Cost $1,188)			1,343

IVORY COAST 0.8%

SOVEREIGN ISSUES 0.8%

Ivory Coast Government International Bond
5.125% due 06/15/2025	EUR	400	476
5.250% due 03/22/2030		1,000	1,115
6.125% due 06/15/2033		$300	280
6.375% due 03/03/2028		300	297

Total Ivory Coast (Cost $2,237)			2,168

JERSEY, CHANNEL ISLANDS 0.1%

ASSET-BACKED SECURITIES 0.1%

ARTS Ltd.
4.190% due 09/15/2021 «•		$277	273

Total Jersey, Channel Islands (Cost $273)			273

JORDAN 0.5%

SOVEREIGN ISSUES 0.5%

Jordan Government International Bond
5.750% due 01/31/2027		$1,000	1,015
6.125% due 01/29/2026		300	312

Total Jordan (Cost $1,301)			1,327

KAZAKHSTAN 1.4%

CORPORATE BONDS & NOTES 1.1%

Kazakhstan Temir Zholy National Co. JSC
4.850% due 11/17/2027		$400	427

KazMunayGas National Co. JSC
4.750% due 04/24/2025		1,700	1,815
4.750% due 04/19/2027		400	430
5.750% due 04/19/2047		200	227

			2,899

SOVEREIGN ISSUES 0.3%

Kazakhstan Government International Bond
4.875% due 10/14/2044		600	692

Total Kazakhstan (Cost $3,250)			3,591

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KENYA 0.6%

SOVEREIGN ISSUES 0.6%

Kenya Government International Bond
7.250% due 02/28/2028		$800	$832
8.000% due 05/22/2032		500	529
8.250% due 02/28/2048		300	313

Total Kenya (Cost $1,587)			1,674

LUXEMBOURG 3.9%

ASSET-BACKED SECURITIES 0.0%

Sovereign Credit Opportunities S.A.
3.000% due 09/30/2019 «	EUR	64	73

CORPORATE BONDS & NOTES 3.9%

Constellation Oil Services Holding S.A. (9.000% Cash and 0.500% PIK)
9.500% due 11/09/2024 ^(b)(c)		$704	338

Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		1,800	1,839
6.000% due 11/27/2023		300	326

Gazprom OAO Via Gaz Capital S.A.
4.950% due 07/19/2022		700	735
5.150% due 02/11/2026		1,700	1,815
5.999% due 01/23/2021		2,000	2,097
6.510% due 03/07/2022		950	1,028

Sberbank of Russia Via SB Capital S.A.
5.717% due 06/16/2021		200	209
6.125% due 02/07/2022		2,200	2,340

			10,727

Total Luxembourg (Cost $10,545)			10,800

MALAYSIA 0.1%

CORPORATE BONDS & NOTES 0.1%

Petronas Capital Ltd.
4.500% due 03/18/2045		$200	234

Total Malaysia (Cost $198)			234

		SHARES
MEXICO 7.6%

COMMON STOCKS 0.0%

Desarrolladora Homex S.A.B. de C.V. (d)		17,978	0

Hipotecaria Su Casita S.A. «		5,259	0

Urbi Desarrollos Urbanos S.A.B. de C.V. (d)		1,907	0

			0

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 4.8%

America Movil S.A.B. de C.V.
6.450% due 12/05/2022	MXN	6,000	294

Banco Mercantil del Norte S.A.
7.500% due 06/27/2029 •(g)(h)		$200	202

BBVA Bancomer S.A.
6.750% due 09/30/2022		500	546

Comision Federal de Electricidad
4.750% due 02/23/2027		400	412
4.875% due 01/15/2024		400	415
6.125% due 06/16/2045		600	665

Petroleos Mexicanos
5.500% due 06/27/2044		100	80
6.350% due 02/12/2048		1,611	1,389
6.375% due 01/23/2045		300	259
6.500% due 06/02/2041		7,120	6,333
6.625% due 06/15/2038		700	627
6.750% due 09/21/2047		600	536

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.875% due 08/04/2026		$500	$507

Trust F
4.869% due 01/15/2030		400	403
6.390% due 01/15/2050		400	411

			13,079

SOVEREIGN ISSUES 2.8%

Mexico Government International Bond
4.000% due 03/15/2115	EUR	1,000	1,157
4.600% due 01/23/2046		$1,108	1,136
4.600% due 02/10/2048		600	621
4.750% due 03/08/2044		350	366
5.550% due 01/21/2045		2,520	2,942
5.750% due 10/12/2110		700	767
6.050% due 01/11/2040		548	656

			7,645

Total Mexico (Cost $22,481)			20,724

MONGOLIA 0.5%

SOVEREIGN ISSUES 0.5%

Mongolia Government International Bond
5.125% due 12/05/2022		$530	536
5.625% due 05/01/2023		700	713

Total Mongolia (Cost $1,229)			1,249

MOROCCO 0.1%

CORPORATE BONDS & NOTES 0.1%

OCP S.A.
5.625% due 04/25/2024		$300	324

Total Morocco (Cost $309)			324

NAMIBIA 0.1%

SOVEREIGN ISSUES 0.1%

Namibia Government International Bond
5.250% due 10/29/2025		$300	302

Total Namibia (Cost $298)			302

NETHERLANDS 0.6%

CORPORATE BONDS & NOTES 0.6%

CIMPOR Financial Operations BV
5.750% due 07/17/2024		$600	529

Kazakhstan Temir Zholy Finance BV
6.950% due 07/10/2042		700	872

Metinvest BV
7.750% due 04/23/2023		200	207

Total Netherlands (Cost $1,558)			1,608

NIGERIA 1.8%

SOVEREIGN ISSUES 1.8%

Nigeria Government International Bond
6.375% due 07/12/2023		$200	212
6.500% due 11/28/2027		1,200	1,204
7.143% due 02/23/2030		1,000	1,014
7.625% due 11/28/2047		600	600
7.696% due 02/23/2038		400	407
7.875% due 02/16/2032		1,500	1,572

Total Nigeria (Cost $4,904)			5,009

OMAN 1.5%

CORPORATE BONDS & NOTES 0.2%

Oman Sovereign Sukuk SAOC
5.932% due 10/31/2025		$400	405

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 1.3%

Oman Government International Bond
5.375% due 03/08/2027		$1,300	$1,224
5.625% due 01/17/2028		2,400	2,282
6.500% due 03/08/2047		200	173

			3,679

Total Oman (Cost $4,251)			4,084

PAKISTAN 0.4%

CORPORATE BONDS & NOTES 0.2%

Third Pakistan International Sukuk Co. Ltd.
5.500% due 10/13/2021		$200	202
5.625% due 12/05/2022		200	203

			405

SOVEREIGN ISSUES 0.2%

Pakistan Government International Bond
6.875% due 12/05/2027		400	405

Total Pakistan (Cost $782)			810

PANAMA 1.3%

CORPORATE BONDS & NOTES 0.3%

Aeropuerto Internacional de Tocumen S.A.
6.000% due 11/18/2048		$700	827

SOVEREIGN ISSUES 1.0%

Panama Government International Bond
4.300% due 04/29/2053		1,100	1,213
4.500% due 05/15/2047		700	793
9.375% due 04/01/2029		553	831

			2,837

Total Panama (Cost $3,059)			3,664

PARAGUAY 0.3%

SOVEREIGN ISSUES 0.3%

Paraguay Government International Bond
4.700% due 03/27/2027		$300	326
6.100% due 08/11/2044		400	477

Total Paraguay (Cost $700)			803

PERU 2.2%

CORPORATE BONDS & NOTES 0.3%

Petroleos del Peru S.A.
4.750% due 06/19/2032		$400	438
5.625% due 06/19/2047		300	342

Union Andina de Cementos S.A.A.
5.875% due 10/30/2021		150	155

			935

SOVEREIGN ISSUES 1.9%

Fondo MIVIVIENDA S.A.
3.500% due 01/31/2023		200	204

Peru Government International Bond
5.940% due 02/12/2029	PEN	2,400	796
6.350% due 08/12/2028		1,000	341
6.950% due 08/12/2031		4,900	1,746
8.200% due 08/12/2026		1,600	604
8.750% due 11/21/2033		$894	1,446

			5,137

Total Peru (Cost $5,623)			6,072

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	17

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PHILIPPINES 0.4%

CORPORATE BONDS & NOTES 0.4%

Power Sector Assets & Liabilities Management Corp.
7.390% due 12/02/2024		$900	$1,101

Total Philippines (Cost $1,080)			1,101

POLAND 0.7%

SOVEREIGN ISSUES 0.7%

Poland Government International Bond
3.250% due 04/06/2026		$1,900	2,012

Total Poland (Cost $1,890)			2,012

QATAR 2.2%

CORPORATE BONDS & NOTES 0.2%

Nakilat, Inc.
6.067% due 12/31/2033		$100	117

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027		350	398

			515

SOVEREIGN ISSUES 2.0%

Qatar Government International Bond
3.375% due 03/14/2024		800	828
4.000% due 03/14/2029		1,600	1,727
4.817% due 03/14/2049		1,600	1,838
5.103% due 04/23/2048		900	1,074

			5,467

Total Qatar (Cost $5,338)			5,982

ROMANIA 0.3%

SOVEREIGN ISSUES 0.3%

Romania Government International Bond
2.000% due 12/08/2026	EUR	600	724
3.500% due 04/03/2034		100	125

Total Romania (Cost $818)			849

RUSSIA 1.1%

CORPORATE BONDS & NOTES 0.3%

SCF Capital Designated Activity Co.
5.375% due 06/16/2023		$800	830

SOVEREIGN ISSUES 0.8%

Russia Government International Bond
5.625% due 04/04/2042		1,900	2,232

Total Russia (Cost $2,726)			3,062

SAUDI ARABIA 1.8%

SOVEREIGN ISSUES 1.8%

Saudi Government International Bond
3.250% due 10/26/2026		$200	204
3.625% due 03/04/2028		800	823
4.000% due 04/17/2025		2,000	2,132
4.375% due 04/16/2029		1,700	1,841

Total Saudi Arabia (Cost $4,740)			5,000

SENEGAL 0.5%

SOVEREIGN ISSUES 0.5%

Senegal Government International Bond
4.750% due 03/13/2028	EUR	100	114
6.250% due 05/23/2033		$1,100	1,067
6.750% due 03/13/2048		200	188

Total Senegal (Cost $1,424)			1,369

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SERBIA 0.7%

SOVEREIGN ISSUES 0.7%

Serbia Government International Bond
1.500% due 06/26/2029	EUR	1,600	$1,819

Total Serbia (Cost $1,777)			1,819

SINGAPORE 0.3%

CORPORATE BONDS & NOTES 0.3%

BOC Aviation Ltd.
2.750% due 09/18/2022		$900	899

Total Singapore (Cost $897)			899

SOUTH AFRICA 2.7%

CORPORATE BONDS & NOTES 1.9%

AngloGold Ashanti Holdings PLC
6.500% due 04/15/2040		$100	109

Eskom Holdings SOC Ltd.
5.750% due 01/26/2021		800	808
6.350% due 08/10/2028		500	542
7.125% due 02/11/2025		1,000	1,051

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		500	528

Prosus NV
5.500% due 07/21/2025		200	219

SASOL Financing USA LLC
5.875% due 03/27/2024		900	976
6.500% due 09/27/2028		800	898

			5,131

SOVEREIGN ISSUES 0.8%

South Africa Government International Bond
4.665% due 01/17/2024		100	105
4.875% due 04/14/2026		200	207
5.000% due 10/12/2046		300	290
5.875% due 06/22/2030		1,500	1,630

			2,232

Total South Africa (Cost $6,932)			7,363

SRI LANKA 1.2%

CORPORATE BONDS & NOTES 0.2%

National Savings Bank
5.150% due 09/10/2019		$500	500

SOVEREIGN ISSUES 1.0%

Sri Lanka Government International Bond
6.125% due 06/03/2025		900	879
6.250% due 07/27/2021		368	373
6.825% due 07/18/2026		700	700
6.850% due 11/03/2025		400	402
7.850% due 03/14/2029		300	310

			2,664

Total Sri Lanka (Cost $3,099)			3,164

TANZANIA 0.7%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.6%

Ministry of Finance of Tanzania
7.417% (LIBOR03M + 5.200%) due 06/23/2022 «~		$686	685
7.741% (LIBOR03M + 4.600%) due 12/10/2019 «~		1,000	1,007

			1,692

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.1%

Tanzania Government International Bond
8.688% (US0006M + 6.000%) due 03/09/2020 ~		$311	$317

Total Tanzania (Cost $1,998)			2,009

THAILAND 0.2%

CORPORATE BONDS & NOTES 0.2%

Thaioil Treasury Center Co. Ltd.
5.375% due 11/20/2048		$400	484

Total Thailand (Cost $395)			484

TRINIDAD AND TOBAGO 0.1%

CORPORATE BONDS & NOTES 0.1%

Trinidad Petroleum Holdings Ltd.
6.000% due 05/08/2022		$225	224

Total Trinidad and Tobago (Cost $221)			224

TURKEY 4.9%

CORPORATE BONDS & NOTES 0.3%

Hazine Mustesarligi Varlik Kiralama A/S
5.004% due 04/06/2023		$200	193

Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028		298	275

Turkiye Is Bankasi A/S
6.125% due 04/25/2024		400	368

			836

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.4%

Akbank T.A.S.
1.900% (EUR003M + 1.900%) due 10/06/2019 ~	EUR	1,000	1,134

SOVEREIGN ISSUES 4.2%

Export-Credit Bank of Turkey
4.250% due 09/18/2022		$500	469
5.375% due 10/24/2023		200	190
8.250% due 01/24/2024		800	838

Turkey Government International Bond
4.875% due 04/16/2043		1,100	859
5.125% due 02/17/2028		1,500	1,343
5.750% due 05/11/2047		1,000	841
6.000% due 03/25/2027		2,100	2,001
6.000% due 01/14/2041		600	520
6.125% due 10/24/2028		800	756
6.750% due 05/30/2040		1,200	1,125
6.875% due 03/17/2036		1,600	1,537
7.250% due 03/05/2038		700	696
7.625% due 04/26/2029		400	410

			11,585

Total Turkey (Cost $14,902)			13,555

UKRAINE 3.5%

SOVEREIGN ISSUES 3.5%

Ukraine Government International Bond
0.000% due 05/31/2040 ~		$1,600	1,151
6.750% due 06/20/2026	EUR	1,000	1,207
7.375% due 09/25/2032		$600	592
7.750% due 09/01/2020		2,100	2,172
7.750% due 09/01/2021		1,600	1,676
7.750% due 09/01/2022		1,100	1,168
7.750% due 09/01/2023		700	742
7.750% due 09/01/2024		900	941

Total Ukraine (Cost $9,099)			9,649

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED ARAB EMIRATES 0.5%

CORPORATE BONDS & NOTES 0.3%

DP World PLC
6.850% due 07/02/2037	$600	$755

SOVEREIGN ISSUES 0.2%

Emirate of Abu Dhabi Government International Bond
2.500% due 10/11/2022	400	404

Total United Arab Emirates (Cost $925)		1,159

UNITED KINGDOM 0.0%

CORPORATE BONDS & NOTES 0.0%

State Savings Bank of Ukraine Via SSB PLC
9.375% due 03/10/2023 þ	$80	83

Total United Kingdom (Cost $82)		83

UNITED STATES 3.7%

ASSET-BACKED SECURITIES 1.5%

Countrywide Asset-Backed Certificates Trust
2.644% due 02/25/2037 •	$900	887
3.154% due 11/25/2035 •	380	385

Credit-Based Asset Servicing & Securitization Trust
3.570% due 01/25/2037 ^þ	707	316

Morgan Stanley ABS Capital, Inc. Trust
3.169% due 01/25/2035 •	69	69
3.199% due 03/25/2034 •	663	660

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.924% due 09/25/2035 •	500	446

Soundview Home Loan Trust
3.304% due 10/25/2037 •	189	158

Wells Fargo Home Equity Asset-Backed Securities Trust
2.724% due 03/25/2037 •	1,500	1,278

		4,199

CORPORATE BONDS & NOTES 1.1%

Rio Oil Finance Trust
8.200% due 04/06/2028	500	563
9.250% due 07/06/2024	1,169	1,308
9.750% due 01/06/2027	868	1,000

		2,871

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.1%

American Home Mortgage Investment Trust
4.044% due 09/25/2045 •	3	3

Banc of America Mortgage Trust
4.479% due 02/25/2036 ^~	2	2

BCAP LLC Trust
6.247% due 05/26/2037 ~	1,065	946

Bear Stearns Adjustable Rate Mortgage Trust
4.351% due 01/25/2035 ~	2	2
4.392% due 05/25/2047 ^~	14	13

Citigroup Mortgage Loan Trust
4.214% due 08/25/2035 ~	14	14
4.291% due 09/25/2037 ^~	31	30

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CitiMortgage Alternative Loan Trust
3.054% due 10/25/2036 •	$163	$133

Civic Mortgage LLC
4.349% due 11/25/2022 þ	71	71

Countrywide Alternative Loan Trust
2.754% due 05/25/2036 ^•	174	107

GSR Mortgage Loan Trust
4.396% due 01/25/2036 ^~	5	5

IndyMac Mortgage Loan Trust
2.584% due 02/25/2037 •	262	240
3.044% due 07/25/2045 •	148	139
3.856% due 11/25/2037 ~	139	136

Lehman XS Trust
2.594% due 09/25/2046 •	199	196
2.654% due 08/25/2037 •	437	432

Morgan Stanley Mortgage Loan Trust
4.485% due 06/25/2036 ~	2	2

SunTrust Adjustable Rate Mortgage Loan Trust
4.316% due 10/25/2037 ^~	121	116

WaMu Mortgage Pass-Through Certificates Trust
4.077% due 02/25/2037 ^~	22	21
4.229% due 03/25/2036 ~	267	262

Washington Mutual Mortgage Pass-Through Certificates Trust
3.254% due 02/25/2047 ^•	257	234

Wells Fargo Mortgage-Backed Securities Trust
4.992% due 07/25/2036 ^~	4	4

		3,108

U.S. GOVERNMENT AGENCIES 0.0%

Freddie Mac
4.815% due 03/01/2036 •	14	14

Total United States (Cost $9,506)		10,192

URUGUAY 1.0%

SOVEREIGN ISSUES 1.0%

Uruguay Government International Bond
4.975% due 04/20/2055	$400	443
5.100% due 06/18/2050	2,000	2,255

Total Uruguay (Cost $2,396)		2,698

VENEZUELA 1.7%

CORPORATE BONDS & NOTES 0.6%

Petroleos de Venezuela S.A.
5.375% due 04/12/2027 ^(c)	$4,550	728
5.500% due 04/12/2037 ^(c)	4,350	718
6.000% due 05/16/2024 ^(c)	380	61
6.000% due 11/15/2026 ^(c)	1,200	192

		1,699

SOVEREIGN ISSUES 1.1%

Venezuela Government International Bond
7.000% due 03/31/2038 ^(c)	300	79
7.650% due 04/21/2025 ^(c)	630	172
7.750% due 10/13/2019 ^(c)	3,240	863
8.250% due 10/13/2024 ^(c)	3,850	1,059
9.000% due 05/07/2023 ^(c)	800	220

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
9.250% due 09/15/2027 ^(c)	$1,190	$348
9.375% due 01/13/2034 ^(c)	40	12
11.950% due 08/05/2031 ^(c)	490	141

		2,894

Total Venezuela (Cost $13,354)		4,593

VIRGIN ISLANDS (BRITISH) 0.1%

CORPORATE BONDS & NOTES 0.1%

Gold Fields Orogen Holdings BVI Ltd.
4.875% due 10/07/2020	$390	397

Total Virgin Islands (British) (Cost $390)		397

ZAMBIA 0.1%

SOVEREIGN ISSUES 0.1%

Zambia Government International Bond
5.375% due 09/20/2022	$200	134
8.500% due 04/14/2024	200	135

Total Zambia (Cost $259)		269

SHORT-TERM INSTRUMENTS 0.7%

REPURCHASE AGREEMENTS (i) 0.6%
		1,728

U.S. TREASURY BILLS 0.1%
2.104% due 07/23/2019 (e)(f)	$267	267

Total Short-Term Instruments (Cost $1,995)		1,995

Total Investments in Securities (Cost $263,382)		261,125

	SHARES
INVESTMENTS IN AFFILIATES 2.5%

SHORT-TERM INSTRUMENTS 2.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.5%

PIMCO Short-Term Floating NAV Portfolio III	699,455	6,919

Total Short-Term Instruments (Cost $6,917)		6,919

Total Investments in Affiliates (Cost $6,917)		6,919

Total Investments 98.0% (Cost $270,299)		$268,044

Financial Derivative Instruments (k)(l) 0.0% (Cost or Premiums, net $(1,800))		18

Other Assets and Liabilities, net 2.0%		5,552

Net Assets 100.0%		$273,614

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	19

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	2.750%	06/25/2019	07/02/2019	$1,298	U.S. Treasury Bonds 3.375% due 11/15/2048	$(1,298)	$1,298	$1,299
FICC	2.000	06/28/2019	07/01/2019	430	U.S. Treasury Notes 2.250% due 03/31/2021	(441)	430	430

Total Repurchase Agreements						$(1,739)	$1,728	$1,729

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BRC	1.950%	05/13/2019	TBD	(3)	$(696)	$(698)

Total Reverse Repurchase Agreements						$(698)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(4)
United States (1.3)%
U.S. Treasury Obligations (1.3)%
U.S. Treasury Bonds	3.375%	11/15/2048	$1,100	$(1,286)	$(1,298)
U.S. Treasury Notes	2.375	02/29/2024	700	(719)	(725)
U.S. Treasury Notes	2.625	02/15/2029	1,400	(1,473)	(1,490)

Total Short Sales (1.3)%				$(3,478)	$(3,513)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale- Buyback Transactions	Payable for Short Sales(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BOS	$1,299	$0	$0	$0	$1,299	$(1,298)	$1
BRC	0	(698)	0	0	(698)	724	26
FICC	430	0	0	0	430	(441)	(11)

Master Securities Forward Transaction Agreement
BCY	0	0	0	(1,298)	(1,298)	0	(1,298)
BPG	0	0	0	(2,215)	(2,215)	0	(2,215)

Total Borrowings and Other Financing Transactions	$1,729	$(698)	$0	$(3,513)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$0	$0	$(698)	$(698)

Total Borrowings	$0	$0	$0	$(698)	$(698)

Payable for reverse repurchase agreements					$(698)

(j)	Securities with an aggregate market value of $724 have been pledged as collateral under the terms of the above master agreements as of June 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2019 was $(601) at a weighted average interest rate of 1.690%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)	Payable for short sales includes $24 of accrued interest.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note September Futures	09/2019	86	$10,161	$171	$0	$0
U.S. Treasury 10-Year Note September Futures	09/2019	23	2,943	74	1	0
U.S. Treasury Ultra Long-Term Bond September Futures	09/2019	19	3,374	39	0	(4)

Total Futures Contracts				$284	$1	$(4)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2019(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
General Electric Co.	1.000%	Quarterly	12/20/2023	0.809%	$100	$(7)	$8	$1	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.EM-28 5-Year Index	1.000%	Quarterly	12/20/2022	$776	$(4)	$(5)	$(9)	$0	$0
CDX.EM-30 5-Year Index	1.000	Quarterly	12/20/2023	9,800	(341)	63	(278)	1	0
CDX.EM-31 5-Year Index	1.000	Quarterly	06/20/2024	2,700	(89)	5	(84)	1	0

					$(434)	$63	$(371)	$2	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Year BRL-CDI	11.680%	Maturity	01/04/2021	BRL	800	$4	$(28)	$(24)	$0	$0
Receive	1-Year BRL-CDI	12.850	Maturity	01/04/2021		1,290	(15)	(44)	(59)	0	0
Receive	1-Year BRL-CDI	16.150	Maturity	01/04/2021		6,900	(237)	(243)	(480)	1	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027	$	5,700	(494)	326	(168)	0	(8)
Receive(5)	6-Month EUR-EURIBOR	0.250	Annual	09/18/2024	EUR	1,200	(5)	(27)	(32)	0	(2)
Receive(5)	6-Month EUR-EURIBOR	0.750	Annual	09/18/2029		1,000	(9)	(55)	(64)	0	(4)

							$(756)	$(71)	$(827)	$1	$(14)

Total Swap Agreements							$(1,197)	$0	$(1,197)	$3	$(14)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	21

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$1	$3	$4	$0	$(4)	$(14)	$(18)

Cash of $2,502 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	02/2020		$604	EGP	11,116	$18	$0

BPS	07/2019	EUR	1,290		$1,447	0	(20)
	07/2019	TRY	5,842		1,004	1	0
	07/2019		$1,004	TRY	5,810	0	(1)
	08/2019		685	RUB	44,703	18	0
	09/2019		427	IDR	6,156,519	5	0

BRC	08/2019	MXN	4,917		$247	0	(7)

CBK	07/2019	EUR	1,264		1,439	2	0
	07/2019	GBP	101		128	0	0
	07/2019		$12,483	EUR	10,984	7	0
	08/2019	EUR	10,984		$12,515	0	(7)
	10/2019	PEN	1,238		368	0	(7)
	02/2020		$603	EGP	11,127	19	0

FBF	07/2019	BRL	1,167		$305	1	0
	07/2019		$304	BRL	1,167	0	(1)
	08/2019		304		1,167	0	(1)

GLM	07/2019	EUR	8,025		$8,956	0	(170)
	07/2019		$257	EUR	227	1	0
	08/2019	RUB	44,063		$669	0	(22)
	09/2019		$661	IDR	9,551,450	9	0
	10/2019	MXN	1,811		$93	0	0
	10/2019		$93	MXN	1,811	0	0
	11/2019		1,300	EGP	23,061	22	0
	02/2020		114		2,105	4	0

HUS	09/2019		279		5,108	21	0
	10/2019	MXN	1,811		$93	0	0
	10/2019		$93	MXN	1,811	0	0
	11/2019		1,022	EGP	18,396	35	0

JPM	07/2019	EUR	632		$715	0	(4)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
SCX	07/2019	BRL	1,167		$304	$1	$0
	07/2019	TRY	7,663		1,290	0	(32)
	07/2019		$289	BRL	1,167	14	0
	09/2019		237	IDR	3,419,673	3	0

Total Forward Foreign Currency Contracts						$181	$(272)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GST	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400%	09/18/2019	400	$(1)	$0
	Put - OTC iTraxx Europe 30 5-Year Index	Sell	2.400	09/18/2019	300	(0)	0

						$(1)	$0

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	800	$(10)	$0

DUB	Floor - OTC CPURNSA	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	700	(7)	0

						$(17)	$0

Total Written Options						$(18)	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2019(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
CBK	Turkey Government International Bond	(1.000)%	Quarterly	09/20/2020	2.773%	$300	$26	$(19)	$7	$0

GST	Turkey Government International Bond	(1.000)	Quarterly	09/20/2020	2.773	100	9	(7)	2	0

							$35	$(26)	$9	$0

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2019(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	Quarterly	06/20/2020	0.607%	$300	$(18)	$19	$1	$0
	Colombia Government International Bond	1.000	Quarterly	09/20/2020	0.301	300	(16)	19	3	0
	Indonesia Government International Bond	1.000	Quarterly	09/20/2020	0.252	400	(25)	29	4	0
	Peru Government International Bond	1.000	Quarterly	09/20/2020	0.100	200	(8)	10	2	0

BPS	Brazil Government International Bond	1.000	Quarterly	12/20/2019	0.441	500	0	1	1	0
	Indonesia Government International Bond	1.000	Quarterly	12/20/2021	0.457	500	(15)	22	7	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2019	0.300	400	1	0	1	0

BRC	Chile Government International Bond	1.000	Quarterly	12/20/2021	0.171	3,000	41	21	62	0
	Colombia Government International Bond	1.000	Quarterly	09/20/2020	0.301	400	(23)	27	4	0
	Indonesia Government International Bond	1.000	Quarterly	03/20/2024	0.866	100	(14)	15	1	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.026	500	(36)	36	0	0

CBK	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.496	300	(11)	4	0	(7)
	Indonesia Government International Bond	1.000	Quarterly	03/20/2024	0.866	300	(41)	43	2	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2019	0.300	600	2	0	2	0
	Petroleos Mexicanos	1.000	Quarterly	12/20/2019	1.336	3,000	19	(23)	0	(4)
	Uruguay Government International Bond	1.000	Quarterly	06/20/2020	1.164	1,800	(17)	15	0	(2)

DUB	Colombia Government International Bond	1.000	Quarterly	09/20/2020	0.301	200	(11)	13	2	0
	Egypt Government International Bond	1.000	Quarterly	06/20/2020	1.897	400	(12)	9	0	(3)
	Mexico Government International Bond	1.000	Quarterly	12/20/2019	0.300	400	2	(1)	1	0
	Penerbangan Malaysia Bhd.	1.000	Quarterly	03/20/2020	0.088	200	(2)	3	1	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	23

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2019(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
FBF	Colombia Government International Bond	1.000%	Quarterly	09/20/2020	0.301%	$200	$(11)	$13	$2	$0
	Ecuador Government International Bond	5.000	Quarterly	06/20/2021	4.927	600	(39)	41	2	0
	Ecuador Government International Bond	5.000	Quarterly	12/20/2021	5.252	300	(23)	22	0	(1)
	Egypt Government International Bond	1.000	Quarterly	12/20/2021	2.506	700	(60)	35	0	(25)
	Indonesia Government International Bond	1.000	Quarterly	06/20/2021	0.354	2,900	(188)	225	37	0

GST	Brazil Government International Bond	1.000	Quarterly	06/20/2020	0.607	200	(13)	14	1	0
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.496	100	(3)	1	0	(2)
	Indonesia Government International Bond	1.000	Quarterly	03/20/2024	0.866	100	(14)	15	1	0

HUS	Brazil Government International Bond	1.000	Quarterly	09/20/2019	0.419	1,800	3	0	3	0
	Brazil Government International Bond	1.000	Quarterly	06/20/2020	0.607	700	1	2	3	0
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.496	200	(6)	1	0	(5)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.002	500	(8)	8	0	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.110	700	(11)	8	0	(3)

JPM	Brazil Government International Bond	1.000	Quarterly	12/20/2019	0.441	1,000	(37)	40	3	0
	Indonesia Government International Bond	1.000	Quarterly	09/20/2020	0.252	300	(19)	22	3	0
	Nigeria Government International Bond	1.000	Quarterly	12/20/2019	2.614	500	(6)	2	0	(4)

MYC	Indonesia Government International Bond	1.000	Quarterly	06/20/2024	0.906	1,700	(3)	11	8	0
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2024	0.821	1,400	8	4	12	0

UAG	Indonesia Government International Bond	1.000	Quarterly	06/20/2021	0.354	100	(7)	8	1	0

							$(620)	$734	$170	$(56)

Total Swap Agreements							$(585)	$708	$179	$(56)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure(7)
BOA	$18	$0	$10	$28	$0	$0	$0	$0	$28	$0	$28
BPS	24	0	9	33	(21)	0	0	(21)	12	0	12
BRC	0	0	67	67	(7)	0	0	(7)	60	0	60
CBK	28	0	11	39	(14)	0	(13)	(27)	12	0	12
DUB	0	0	4	4	0	0	(3)	(3)	1	(10)	(9)
FBF	1	0	41	42	(2)	0	(26)	(28)	14	0	14
GLM	36	0	0	36	(192)	0	0	(192)	(156)	0	(156)
GST	0	0	4	4	0	0	(2)	(2)	2	0	2
HUS	56	0	6	62	0	0	(8)	(8)	54	0	54
JPM	0	0	6	6	(4)	0	(4)	(8)	(2)	0	(2)
MYC	0	0	20	20	0	0	0	0	20	0	20
SCX	18	0	0	18	(32)	0	0	(32)	(14)	0	(14)
UAG	0	0	1	1	0	0	0	0	1	0	1

Total Over the Counter	$181	$0	$179	$360	$(272)	$0	$(56)	$(328)

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1	$1
Swap Agreements	0	2	0	0	1	3

	$0	$2	$0	$0	$2	$4

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$181	$0	$181
Swap Agreements	0	179	0	0	0	179

	$0	$179	$0	$181	$0	$360

	$0	$181	$0	$181	$2	$364

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$4	$4
Swap Agreements	0	0	0	0	14	14

	$0	$0	$0	$0	$18	$18

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$272	$0	$272
Swap Agreements	0	56	0	0	0	56

	$0	$56	$0	$272	$0	$328

	$0	$56	$0	$272	$18	$346

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$531	$531
Swap Agreements	0	277	0	0	(105)	172

	$0	$277	$0	$0	$426	$703

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$434	$0	$434
Written Options	0	7	0	0	1	8
Swap Agreements	0	308	0	0	0	308

	$0	$315	$0	$434	$1	$750

	$0	$592	$0	$434	$427	$1,453

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(98)	$(98)
Swap Agreements	0	60	0	0	255	315

	$0	$60	$0	$0	$157	$217

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$45	$0	$45
Written Options	0	2	0	0	(1)	1
Swap Agreements	0	55	0	0	0	55

	$0	$57	$0	$45	$(1)	$101

	$0	$117	$0	$45	$156	$318

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	25

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Securities, at Value
Albania
Sovereign Issues	$0	$845	$0	$845
Angola
Sovereign Issues	0	774	0	774
Argentina
Sovereign Issues	0	12,569	0	12,569
Austria
Corporate Bonds & Notes	0	234	0	234
Azerbaijan
Corporate Bonds & Notes	0	4,067	0	4,067
Sovereign Issues	0	211	0	211
Bahamas
Sovereign Issues	0	1,354	0	1,354
Brazil
Corporate Bonds & Notes	0	8,179	0	8,179
Loan Participations and Assignments	0	0	1,602	1,602
Sovereign Issues	0	1,538	0	1,538
Cayman Islands
Asset-Backed Securities	0	0	332	332
Corporate Bonds & Notes	0	8,325	0	8,325
Chile
Corporate Bonds & Notes	0	5,374	0	5,374
China
Corporate Bonds & Notes	0	3,710	0	3,710
Colombia
Corporate Bonds & Notes	0	1,367	0	1,367
Sovereign Issues	0	6,596	0	6,596
Costa Rica
Sovereign Issues	0	743	0	743
Dominican Republic
Sovereign Issues	0	7,766	0	7,766
Ecuador
Sovereign Issues	0	3,626	0	3,626
Egypt
Sovereign Issues	0	6,582	0	6,582
El Salvador
Sovereign Issues	0	1,051	0	1,051
Gabon
Sovereign Issues	0	201	0	201
Germany
Corporate Bonds & Notes	0	1,191	0	1,191
Ghana
Sovereign Issues	0	3,855	0	3,855
Guatemala
Sovereign Issues	0	1,769	0	1,769
Hong Kong
Corporate Bonds & Notes	0	3,087	0	3,087
Hungary
Sovereign Issues	0	633	0	633
India
Corporate Bonds & Notes	0	516	0	516
Sovereign Issues	0	1,424	0	1,424
Indonesia
Corporate Bonds & Notes	0	9,004	0	9,004
Sovereign Issues	0	13,070	0	13,070
Ireland
Corporate Bonds & Notes	0	3,544	0	3,544
Israel
Sovereign Issues	0	1,343	0	1,343
Ivory Coast
Sovereign Issues	0	2,168	0	2,168
Jersey, Channel Islands
Asset-Backed Securities	0	0	273	273
Jordan
Sovereign Issues	0	1,327	0	1,327

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Kazakhstan
Corporate Bonds & Notes	$0	$2,899	$0	$2,899
Sovereign Issues	0	692	0	692
Kenya
Sovereign Issues	0	1,674	0	1,674
Luxembourg
Asset-Backed Securities	0	0	73	73
Corporate Bonds & Notes	0	10,727	0	10,727
Malaysia
Corporate Bonds & Notes	0	234	0	234
Mexico
Corporate Bonds & Notes	0	13,079	0	13,079
Sovereign Issues	0	7,645	0	7,645
Mongolia
Sovereign Issues	0	1,249	0	1,249
Morocco
Corporate Bonds & Notes	0	324	0	324
Namibia
Sovereign Issues	0	302	0	302
Netherlands
Corporate Bonds & Notes	0	1,608	0	1,608
Nigeria
Sovereign Issues	0	5,009	0	5,009
Oman
Corporate Bonds & Notes	0	405	0	405
Sovereign Issues	0	3,679	0	3,679
Pakistan
Corporate Bonds & Notes	0	405	0	405
Sovereign Issues	0	405	0	405
Panama
Corporate Bonds & Notes	0	827	0	827
Sovereign Issues	0	2,837	0	2,837
Paraguay
Sovereign Issues	0	803	0	803
Peru
Corporate Bonds & Notes	0	935	0	935
Sovereign Issues	0	5,137	0	5,137
Philippines
Corporate Bonds & Notes	0	1,101	0	1,101
Poland
Sovereign Issues	0	2,012	0	2,012
Qatar
Corporate Bonds & Notes	0	515	0	515
Sovereign Issues	0	5,467	0	5,467
Romania
Sovereign Issues	0	849	0	849
Russia
Corporate Bonds & Notes	0	830	0	830
Sovereign Issues	0	2,232	0	2,232
Saudi Arabia
Sovereign Issues	0	5,000	0	5,000
Senegal
Sovereign Issues	0	1,369	0	1,369
Serbia
Sovereign Issues	0	1,819	0	1,819
Singapore
Corporate Bonds & Notes	0	899	0	899
South Africa
Corporate Bonds & Notes	0	5,131	0	5,131
Sovereign Issues	0	2,232	0	2,232
Sri Lanka
Corporate Bonds & Notes	0	500	0	500
Sovereign Issues	0	2,664	0	2,664
Tanzania
Loan Participations and Assignments	0	0	1,692	1,692
Sovereign Issues	0	317	0	317

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Thailand
Corporate Bonds & Notes	$0	$484	$0	$484
Trinidad and Tobago
Corporate Bonds & Notes	0	224	0	224
Turkey
Corporate Bonds & Notes	0	836	0	836
Loan Participations and Assignments	0	1,134	0	1,134
Sovereign Issues	0	11,585	0	11,585
Ukraine
Sovereign Issues	0	9,649	0	9,649
United Arab Emirates
Corporate Bonds & Notes	0	755	0	755
Sovereign Issues	0	404	0	404
United Kingdom
Corporate Bonds & Notes	0	83	0	83
United States
Asset-Backed Securities	0	4,199	0	4,199
Corporate Bonds & Notes	0	2,871	0	2,871
Non-Agency Mortgage-Backed Securities	0	3,108	0	3,108
U.S. Government Agencies	0	14	0	14
Uruguay
Sovereign Issues	0	2,698	0	2,698
Venezuela
Corporate Bonds & Notes	0	1,699	0	1,699
Sovereign Issues	0	2,894	0	2,894
Virgin Islands (British)
Corporate Bonds & Notes	0	397	0	397
Zambia
Sovereign Issues	0	269	0	269
Short-Term Instruments
Repurchase Agreements	0	1,728	0	1,728
U.S. Treasury Bills	0	267	0	267

	$0	$257,153	$3,972	$261,125

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$6,919	$0	$0	$6,919

Total Investments	$6,919	$257,153	$3,972	$268,044

Short Sales, at Value - Liabilities
United States
U.S. Treasury Obligations	$0	$(3,513)	$0	$(3,513)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1	3	0	4
Over the counter	0	360	0	360

	$1	$363	$0	$364

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(4)	(14)	0	(18)
Over the counter	0	(328)	0	(328)

	$(4)	$(342)	$0	$(346)

Total Financial Derivative Instruments	$(3)	$21	$0	$18

Totals	$6,916	$253,661	$3,972	$264,549

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended June 30, 2019:

Category and Subcategory	Beginning Balance at 12/31/2018	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2019(1)
Investments in Securities, at Value
Brazil
Loan Participations and Assignments	$1,545	$0	$0	$0	$0	$57	$0	$0	$1,602	$57
Cayman Islands
Asset-Backed Securities	0	332	0	0	0	0	0	0	332	0
Jersey, Channel Islands
Asset-Backed Securities	0	303	(31)	1	0	0	0	0	273	0
Luxembourg
Asset-Backed Securities	72	0	0	0	0	1	0	0	73	1
Mexico
Common Stocks	0	0	0	0	0	0	0	0	0	0
Tanzania
Loan Participations and Assignments	984	796	(114)	0	1	25	0	0	1,692	25

Totals	$2,601	$1,431	$(145)	$1	$1	$83	$0	$0	$3,972	$83

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	27

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

June 30, 2019 (Unaudited)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2019	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Brazil
Loan Participations and Assignments	$1,602	Proxy Pricing	Base Price	99.550
Cayman Islands
Asset-Backed Securities	332	Other Valuation Techniques(2)	—	—
Jersey, Channel Islands
Asset-Backed Securities	273	Other Valuation Techniques(2)	—	—
Luxembourg
Asset-Backed Securities	73	Proxy Pricing	Base Price	100.126
Mexico
Common Stocks	0	Other Valuation Techniques(2)	—	—
Tanzania
Loan Participations and Assignments	1,007	Proxy Pricing	Base Price	100.622
	685	Third Party Vendor	Broker Quote	99.875

Total	$3,972

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Portfolio.

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2019

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Class M, Administrative Class and Advisor Class shares of the PIMCO Emerging Markets Bond Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

SEMIANNUAL REPORT	JUNE 30, 2019	29

Notes to Financial Statements (Cont.)

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification (“ASC”) 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2019

value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered

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Notes to Financial Statements (Cont.)

not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party

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Notes to Financial Statements (Cont.)

vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2019 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$0	$5,838	$(5,838)	$0	$0	$0	$0	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$1,359	$61,456	$(55,900)	$2	$2	$6,919	$56	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole

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loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities  (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those

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Notes to Financial Statements (Cont.)

of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any

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dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility

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Notes to Financial Statements (Cont.)

parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

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Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments.

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Notes to Financial Statements (Cont.)

They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

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Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that the Portfolio’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Portfolio’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject the Portfolio to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

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Notes to Financial Statements (Cont.)

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated

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with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Class M	Administrative Class	Advisor Class
0.45%	0.40%	0.40%	0.40%	0.40%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The

Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

	Distribution Fee	Servicing Fee

Class M	0.25%	0.20%

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to

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Notes to Financial Statements (Cont.)

each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At June 30, 2019, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$2,823	$2,803	$46,548	$52,665

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2019		Year Ended 12/31/2018

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	177	$2,239	915	$11,483

Class M	0	13	6	77

Administrative Class	2,147	26,843	2,488	31,217

Advisor Class	465	5,856	973	12,256
Issued as reinvestment of distributions

Institutional Class	79	1,001	135	1,673

Class M	2	19	3	37

Administrative Class	313	3,969	631	7,815

Advisor Class	81	1,024	160	1,985
Cost of shares redeemed

Institutional Class	(144)	(1,796)	(230)	(2,813)

Class M	(4)	(56)	(11)	(129)

Administrative Class	(2,693)	(33,880)	(5,149)	(63,850)

Advisor Class	(614)	(7,747)	(1,335)	(16,491)

Net increase (decrease) resulting from Portfolio share transactions	(191)	$(2,515)	(1,414)	$(16,740)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

44	PIMCO VARIABLE INSURANCE TRUST

June 30, 2019

As of June 30, 2019, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 64% of the Portfolio. One of the shareholders is a related party and comprises 38% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2019, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2018, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Emerging Markets Bond Portfolio	$0	$4,309

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$265,355	$15,768	$(17,473)	$(1,705)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2019	45

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BCY	Barclays Capital, Inc.	CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.

BOA	Bank of America N.A.	DUB	Deutsche Bank AG	JPM	JP Morgan Chase Bank N.A.

BOS	Merrill Lynch, Pierce, Fenner & Smith, Inc.	FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.

BPG	BNP Paribas Securities Corp.	FICC	Fixed Income Clearing Corporation	SCX	Standard Chartered Bank

BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	SSB	State Street Bank and Trust Co.

BRC	Barclays Bank PLC	GST	Goldman Sachs International	UAG	UBS AG Stamford

Currency Abbreviations:

BRL	Brazilian Real	IDR	Indonesian Rupiah	RUB	Russian Ruble

EGP	Egyptian Pound	MXN	Mexican Peso	TRY	Turkish New Lira

EUR	Euro	PEN	Peruvian New Sol	USD (or $)	United States Dollar

GBP	British Pound

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

CDX.EM	Credit Derivatives Index - Emerging Markets	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	LIBOR03M	3 Month USD-LIBOR

CDX.IG	Credit Derivatives Index - Investment Grade	EUR003M	3 Month EUR Swap Rate	US0006M	6 Month USD Swap Rate

Other Abbreviations:

ABS	Asset-Backed Security	JSC	Joint Stock Company	TBA	To-Be-Announced

CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	TBD	To-Be-Determined

EURIBOR	Euro Interbank Offered Rate	PIK	Payment-in-Kind

46	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT04SAR_063019

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2019

PIMCO Global Bond Opportunities Portfolio (Unhedged)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

*	Prior to July 30, 2018, the PIMCO Global Bond Opportunities Portfolio (Unhedged) was named the PIMCO Global Bond Portfolio (Unhedged).

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2019

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.2% during the fourth quarter of 2018. For the first quarter of 2019, GDP growth rose to an annual pace of 3.1%. Finally, the Commerce Department’s initial reading for second quarter 2019 GDP, released after the reporting period ended, showed that the U.S. economy grew at a 2.1% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” With its December 2018 rate hike, the Fed increased the federal funds rate to a range between 2.25% and 2.50%. However, at its meeting in January 2019, the Fed tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” This stance was partially attributed to trade tensions and signs of slowing global growth, including weakening manufacturing data. Finally, at its meeting that concluded on July 31, 2019, after the reporting period ended, the Fed lowered the federal funds rate to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008.

Growth outside the U.S. continued, but the pace generally moderated. According to the International Monetary Fund (“IMF”), global growth is projected to be 3.3% in 2019, versus 3.6% in 2018. From a regional perspective, the U.S. economy is expected to expand 2.3% in 2019, compared to 2.9% in the prior year. Elsewhere, the IMF anticipates 2019 GDP growth in the eurozone, UK and Japan will be 1.3%, 1.2% and 1.0%, respectively. For comparison purposes, these economies expanded 1.8%, 1.4% and 0.8%, respectively, in 2018.

Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies. The ECB ended its quantitative easing program in December 2018 and indicated that it does not expect to raise interest rates, “at least through the first half of 2020.” Meanwhile, the Bank of England kept rates on hold for the reporting period.

Both short- and long-term U.S. Treasury yields declined. In our view, falling rates were partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the two-year U.S. Treasury note was 1.75% at the end of the reporting period, compared to 2.48% on December 31, 2018. Meanwhile, the yield on the benchmark 10-year U.S. Treasury note was 2.00% at the end of the reporting period, versus 2.69% on December 31, 2018. The Bloomberg Barclays Global Treasury Index (USD hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 5.52%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD hedged), a widely used index of global investment grade credit bonds, returned 8.22%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD hedged), a widely used index of below investment grade bonds, returned 10.05%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD hedged), returned 10.60%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 8.72%.

Global equities also produced strong results. Despite periods of volatility, U.S. equities moved sharply higher. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations and a more accommodative Fed. All told, U.S. equities, as represented by the S&P 500 Index, returned 18.54%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 10.59%, whereas global equities, as

2	PIMCO VARIABLE INSURANCE TRUST

represented by the MSCI World Index, returned 16.98%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 7.53%, and European equities, as represented by the MSCI Europe Index (in EUR), returned 16.24%.

Commodity prices fluctuated and largely moved higher. When the reporting period began, Brent crude oil was approximately $54 a barrel, but by the end, it was roughly $67 a barrel. Elsewhere, gold and copper prices also rose.

Finally, there were periods of volatility in the foreign exchange markets, due in part to signs of moderating global growth and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar strengthened against a number of other major currencies. For example, the U.S. dollar returned 0.82% and 0.45% versus the euro and British pound, respectively. However, the U.S. dollar fell 1.71% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2019	3

Important Information About the PIMCO Global Bond Opportunities Portfolio (Unhedged)

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Global Bond Opportunities Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of interest rate risk, especially as the Federal Reserve Board ended its quantitative easing program in October 2014 and raised interest rates several times thereafter before lowering them in July 2019. Interest rates may change in the future depending upon the Federal Reserve Board’s view of economic growth, inflation, employment and other market factors. To the extent the Federal Reserve Board raises interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

With respect to certain securities, the Portfolio may make different asset class, sector or geographical classifications for the purpose of monitoring compliance with investment guidelines than the classifications disclosed in this report.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The Portfolio may have significant exposure to issuers in the United Kingdom. The United Kingdom’s decision to leave the European Union may impact Portfolio returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests are not known.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account

4	PIMCO VARIABLE INSURANCE TRUST

fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either

1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Global Bond Opportunities Portfolio (Unhedged)	01/10/02	01/31/06	01/10/02	10/31/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-PORT. The Portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov and are available without charge, upon request by calling the Portfolio at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Portfolio filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

SEMIANNUAL REPORT	JUNE 30, 2019	5

PIMCO Global Bond Opportunities Portfolio (Unhedged)

Cumulative Returns Through June 30, 2019

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Geographic Breakdown as of 06/30/2019†§

United States‡	47.8%

United Kingdom	6.8%

Brazil	4.7%

Japan	4.2%

France	3.8%

Spain	3.4%

Denmark	3.3%

China	3.0%

Netherlands	2.7%

Sweden	2.6%

Canada	2.2%

Cayman Islands	2.0%

Italy	1.8%

Peru	1.5%

Saudi Arabia	1.4%

Qatar	1.3%

Germany	1.1%

Other	5.9%
†	% of Investments, at value.

§	Geographic Breakdown and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO Global Bond Opportunities Portfolio (Unhedged) Institutional Class	4.80%	2.99%	1.10%	4.04%	4.30%
PIMCO Global Bond Opportunities Portfolio (Unhedged) Administrative Class	4.72%	2.84%	0.95%	3.88%	5.32%
PIMCO Global Bond Opportunities Portfolio (Unhedged) Advisory Class	4.67%	2.74%	0.85%	3.78%	4.02%
Bloomberg Barclays Global Aggregate (USD Unhedged) Index±	5.57%	5.85%	1.20%	2.89%	4.76%♦

All Portfolio returns are net of fees and expenses.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 12/31/2001.

± Bloomberg Barclays Global Aggregate (USD Unhedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.84% for Institutional Class shares, 0.99% for Administrative Class shares, and 1.09% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Global Bond Opportunities Portfolio (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Securities may be denominated in major foreign currencies, baskets of foreign currencies (such as the euro) or the U.S. dollar. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»

Overweight exposure to a basket of emerging market currencies contributed to relative performance, as the MSCI Emerging Markets Currency Index, which generally captures the overall performance of a basket of emerging market currencies, rose relative to the U.S. dollar.

»	Overweight exposure to duration in Australia contributed to relative performance, as yields fell.

»

Holdings of emerging market external debt contributed to relative performance, as spreads tightened. The JP Morgan Emerging Market Bond Index, which generally tracks the spread of emerging market external debt, fell.

»	Underweight exposure to core eurozone duration detracted from relative performance, as core eurozone yields — as shown by the euro swaps curve — fell.

»	Underweight exposure to duration in Japan detracted from relative performance, as yields fell.

»	Underweight exposure to duration in peripheral eurozone countries, specifically Italy, detracted from relative performance, as yields fell.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Global Bond Opportunities Portfolio (Unhedged)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2019 to June 30, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During Period*	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,048.00	$4.29	$1,000.00	$1,020.47	$4.23	0.85%
Administrative Class	1,000.00	1,047.20	5.05	1,000.00	1,019.73	4.98	1.00
Advisor Class	1,000.00	1,046.70	5.55	1,000.00	1,019.23	5.48	1.10

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	JUNE 30, 2019	7

Financial Highlights PIMCO Global Bond Opportunities Portfolio (Unhedged)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Institutional Class

01/01/2019 - 06/30/2019+	$10.96	$0.14	$0.38	$0.52	$(0.15)	$0.00	$0.00	$(0.15)

12/31/2018	12.29	0.27	(0.77)	(0.50)	(0.76)	(0.03)	(0.04)	(0.83)

12/31/2017	11.54	0.21	0.80	1.01	(0.26)	0.00	0.00	(0.26)

12/31/2016	11.26	0.24	0.24	0.48	(0.20)	0.00	0.00	(0.20)

12/31/2015	11.95	0.23	(0.69)	(0.46)	0.00	0.00	(0.23)	(0.23)

12/31/2014	12.34	0.35	(0.05)	0.30	(0.32)	(0.36)	(0.01)	(0.69)
Administrative Class

01/01/2019 - 06/30/2019+	10.96	0.13	0.39	0.52	(0.15)	0.00	0.00	(0.15)

12/31/2018	12.29	0.25	(0.77)	(0.52)	(0.74)	(0.03)	(0.04)	(0.81)

12/31/2017	11.54	0.19	0.80	0.99	(0.24)	0.00	0.00	(0.24)

12/31/2016	11.26	0.23	0.23	0.46	(0.18)	0.00	0.00	(0.18)

12/31/2015	11.95	0.21	(0.69)	(0.48)	0.00	0.00	(0.21)	(0.21)

12/31/2014	12.34	0.33	(0.05)	0.28	(0.30)	(0.36)	(0.01)	(0.67)
Advisor Class

01/01/2019 - 06/30/2019+	10.96	0.13	0.38	0.51	(0.14)	0.00	0.00	(0.14)

12/31/2018	12.29	0.24	(0.77)	(0.53)	(0.73)	(0.03)	(0.04)	(0.80)

12/31/2017	11.54	0.18	0.80	0.98	(0.23)	0.00	0.00	(0.23)

12/31/2016	11.26	0.22	0.23	0.45	(0.17)	0.00	0.00	(0.17)

12/31/2015	11.95	0.20	(0.69)	(0.49)	0.00	0.00	(0.20)	(0.20)

12/31/2014	12.34	0.32	(0.05)	0.27	(0.29)	(0.36)	(0.01)	(0.66)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data

			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.33	4.80%	$9,599	0.85%		0.85	%*	0.75	%*	0.75	%*	2.57	%*	156	%*

10.96	(4.05)	9,561	0.84		0.84		0.75		0.75		2.27		255

12.29	8.79	10,067	0.81		0.81		0.75		0.75		1.73		339

11.54	4.20	9,237	0.77		0.77		0.75		0.75		2.03		676

11.26	(3.89)	6,123	0.75		0.75		0.75		0.75		1.98		506

11.95	2.42	6,757	0.76		0.76		0.75		0.75		2.76		496

11.33	4.72	169,321	1.00	*	1.00	*	0.90	*	0.90	*	2.42	*	156

10.96	(4.19)	166,921	0.99		0.99		0.90		0.90		2.12		255

12.29	8.63	198,189	0.96		0.96		0.90		0.90		1.58		339

11.54	4.04	197,606	0.92		0.92		0.90		0.90		1.93		676

11.26	(4.03)	201,031	0.90		0.90		0.90		0.90		1.84		506

11.95	2.27	257,588	0.91		0.91		0.90		0.90		2.60		496

11.33	4.67	23,787	1.10	*	1.10	*	1.00	*	1.00	*	2.32	*	156

10.96	(4.29)	23,856	1.09		1.09		1.00		1.00		2.01		255

12.29	8.52	29,267	1.06		1.06		1.00		1.00		1.47		339

11.54	3.94	31,111	1.02		1.02		1.00		1.00		1.82		676

11.26	(4.13)	34,790	1.00		1.00		1.00		1.00		1.73		506

11.95	2.16	38,067	1.01		1.01		1.00		1.00		2.51		496

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	9

Statement of Assets and Liabilities PIMCO Global Bond Opportunities Portfolio (Unhedged)

June 30, 2019 (Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$250,364
Investments in Affiliates	8,281
Financial Derivative Instruments
Exchange-traded or centrally cleared	447
Over the counter	2,731
Deposits with counterparty	4,998
Foreign currency, at value	3,860
Receivable for investments sold	4,273
Receivable for TBA investments sold	48,168
Receivable for Portfolio shares sold	31
Interest and/or dividends receivable	1,401
Dividends receivable from Affiliates	20
Other assets	1
Total Assets	324,575

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$17,390
Payable for sale-buyback transactions	4,636
Payable for short sales	2,576
Financial Derivative Instruments
Exchange-traded or centrally cleared	358
Over the counter	2,070
Payable for investments purchased	629
Payable for investments in Affiliates purchased	20
Payable for TBA investments purchased	93,158
Deposits from counterparty	858
Payable for Portfolio shares redeemed	32
Accrued investment advisory fees	39
Accrued supervisory and administrative fees	77
Accrued distribution fees	5
Accrued servicing fees	19
Other liabilities	1
Total Liabilities	121,868

Net Assets	$202,707

Net Assets Consist of:

Paid in capital	$200,178
Distributable earnings (accumulated loss)	2,529

Net Assets	$202,707

Net Assets:

Institutional Class	$9,599
Administrative Class	169,321
Advisor Class	23,787

Shares Issued and Outstanding:

Institutional Class	847
Administrative Class	14,940
Advisor Class	2,099

Net Asset Value Per Share Outstanding:

Institutional Class	$11.33
Administrative Class	11.33
Advisor Class	11.33

Cost of investments in securities	$242,413
Cost of investments in Affiliates	$8,313
Cost of foreign currency held	$3,860
Proceeds received on short sales	$2,479
Cost or premiums of financial derivative instruments, net	$1,654

* Includes repurchase agreements of:	$478

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Global Bond Opportunities Portfolio (Unhedged)

(Amounts in thousands†)	Six Months Ended June 30, 2019 (Unaudited)

Investment Income:

Interest, net of foreign taxes*	$3,284
Dividends	10
Dividends from Investments in Affiliates	122
Total Income	3,416

Expenses:

Investment advisory fees	250
Supervisory and administrative fees	499
Servicing fees - Administrative Class	125
Distribution and/or servicing fees - Advisor Class	29
Trustee fees	1
Interest expense	99
Miscellaneous expense	1
Total Expenses	1,004

Net Investment Income (Loss)	2,412

Net Realized Gain (Loss):

Investments in securities	1,606
Investments in Affiliates	2
Exchange-traded or centrally cleared financial derivative instruments	(1,326)
Over the counter financial derivative instruments	(273)
Short sales	(212)
Foreign currency	(660)

Net Realized Gain (Loss)	(863)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	6,328
Investments in Affiliates	1
Exchange-traded or centrally cleared financial derivative instruments	(1,051)
Over the counter financial derivative instruments	2,738
Short sales	(110)
Foreign currency assets and liabilities	(53)

Net Change in Unrealized Appreciation (Depreciation)	7,853

Net Increase (Decrease) in Net Assets Resulting from Operations	$9,402

* Foreign tax withholdings	$1

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	11

Statements of Changes in Net Assets PIMCO Global Bond Opportunities Portfolio (Unhedged)

(Amounts in thousands†)	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$2,412	$4,641
Net realized gain (loss)	(863)	(4,111)
Net change in unrealized appreciation (depreciation)	7,853	(9,743)

Net Increase (Decrease) in Net Assets Resulting from Operations	9,402	(9,213)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(134)	(656)
Administrative Class	(2,196)	(11,397)
Advisor Class	(297)	(1,609)

Tax basis return of capital
Institutional Class	0	(36)
Administrative Class	0	(674)
Advisor Class	0	(99)

Total Distributions(a)	(2,627)	(14,471)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(4,406)	(13,501)

Total Increase (Decrease) in Net Assets	2,369	(37,185)

Net Assets:

Beginning of period	200,338	237,523
End of period	$202,707	$200,338

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Global Bond Opportunities Portfolio (Unhedged)

June 30, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 123.5%

ARGENTINA 0.1%

SOVEREIGN ISSUES 0.1%

Argentina Government International Bond
52.006% (BADLARPP + 2.000%) due 04/03/2022 ~(a)	ARS	3,640	$74
63.705% due 06/21/2020 ~(a)		6,910	159

Total Argentina (Cost $526)			233

AUSTRALIA 0.7%

CORPORATE BONDS & NOTES 0.3%

Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023		$600	626

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

Liberty Funding Pty. Ltd.
2.605% due 01/25/2049 •	AUD	357	251

SOVEREIGN ISSUES 0.3%

Queensland Treasury Corp.
4.250% due 07/21/2023		800	628

Total Australia (Cost $1,665)			1,505

BRAZIL 6.1%

CORPORATE BONDS & NOTES 1.0%

Petrobras Global Finance BV
5.299% due 01/27/2025		$531	565
5.999% due 01/27/2028		233	248
7.375% due 01/17/2027		1,000	1,150

			1,963

SOVEREIGN ISSUES 5.1%

Brazil Letras do Tesouro Nacional
0.000% due 01/01/2020 (d)	BRL	21,000	5,308

Brazil Notas do Tesouro Nacional
6.000% due 05/15/2021 (f)		18,081	5,013

			10,321

Total Brazil (Cost $11,835)			12,284

CANADA 2.9%

CORPORATE BONDS & NOTES 2.0%

Air Canada Pass-Through Trust
3.300% due 07/15/2031		$97	98

Bank of Nova Scotia
1.875% due 04/26/2021		900	897

Canadian Imperial Bank of Commerce
3.150% due 06/27/2021		200	204

Enbridge, Inc.
3.110% (US0003M + 0.700%) due 06/15/2020 ~		200	201

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	300	366

HSBC Bank Canada
3.300% due 11/28/2021		$500	515

Royal Bank of Canada
2.300% due 03/22/2021		600	603

Toronto-Dominion Bank
2.500% due 01/18/2023		1,100	1,113

			3,997

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.4%

Canadian Mortgage Pools
2.078% due 06/01/2020	CAD	149	114
2.278% due 07/01/2020		476	365
2.278% due 08/01/2020		166	127

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Real Estate Asset Liquidity Trust
3.072% due 08/12/2053	CAD	180	$139

			745

SOVEREIGN ISSUES 0.5%

Canadian Government Real Return Bond
1.500% due 12/01/2044 (f)		235	231

Province of Alberta
1.250% due 06/01/2020		1,100	836

			1,067

Total Canada (Cost $5,757)			5,809

CAYMAN ISLANDS 2.6%

ASSET-BACKED SECURITIES 2.0%

Evans Grove CLO Ltd.
3.441% due 05/28/2028 •		$100	99

Figueroa CLO Ltd.
3.497% due 01/15/2027 •		482	482

Gallatin CLO Ltd.
3.642% due 01/21/2028 •		300	300

Jamestown CLO Ltd.
3.808% due 01/17/2027 •		1,070	1,071

Palmer Square Loan Funding Ltd.
3.418% due 11/15/2026 •		459	459

Symphony CLO Ltd.
3.627% due 10/15/2025 •		978	978

THL Credit Wind River CLO Ltd.
0.000% due 01/15/2026 •(b)		500	500

Venture CLO Ltd.
3.667% due 04/15/2027		100	100

			3,989

CORPORATE BONDS & NOTES 0.6%

KSA Sukuk Ltd.
2.894% due 04/20/2022		300	304
4.303% due 01/19/2029		500	537

Sands China Ltd.
5.125% due 08/08/2025		200	215
5.400% due 08/08/2028		200	217

			1,273

Total Cayman Islands (Cost $5,187)			5,262

CHINA 3.9%

SOVEREIGN ISSUES 3.9%

China Development Bank
3.050% due 08/25/2026	CNY	5,200	723
3.680% due 02/26/2026		20,200	2,930
4.040% due 04/10/2027		9,100	1,343
4.150% due 10/26/2025		2,500	373
4.240% due 08/24/2027		15,900	2,380

China Government International Bond
2.740% due 08/04/2026		800	112

Total China (Cost $7,785)			7,861

DENMARK 4.3%

CORPORATE BONDS & NOTES 4.3%

Jyske Realkredit A/S
1.500% due 10/01/2037	DKK	1,907	302
1.500% due 10/01/2050		3,500	541
2.000% due 10/01/2047		1,142	180
3.000% due 10/01/2047		4	1

Nordea Kredit Realkreditaktieselskab
1.500% due 10/01/2037		582	92
1.500% due 10/01/2050		900	139
2.000% due 10/01/2047		6,825	1,074
2.000% due 10/01/2050		1,643	259

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nykredit Realkredit A/S
1.500% due 10/01/2037	DKK	2,065	$327
1.500% due 10/01/2050		9,500	1,474
2.000% due 10/01/2047		9,363	1,475
2.500% due 10/01/2036		130	21
2.500% due 10/01/2047		25	4

Realkredit Danmark A/S
2.000% due 10/01/2047		17,440	2,744
2.500% due 07/01/2036		83	13
2.500% due 07/01/2047		70	11

Total Denmark (Cost $8,197)			8,657

FRANCE 4.8%

CORPORATE BONDS & NOTES 0.7%

Dexia Credit Local S.A.
2.250% due 02/18/2020		$250	250
2.375% due 09/20/2022		1,200	1,212

			1,462

SOVEREIGN ISSUES 4.1%

France Government International Bond
2.000% due 05/25/2048 (j)	EUR	4,100	6,004
3.250% due 05/25/2045 (j)		1,300	2,339

			8,343

Total France (Cost $7,756)			9,805

GERMANY 1.4%

CORPORATE BONDS & NOTES 1.3%

Deutsche Bank AG
4.250% due 10/14/2021		$1,100	1,115

Deutsche Pfandbriefbank AG
1.625% due 08/30/2019		400	399

IHO Verwaltungs GmbH (6.375% Cash and 7.125% PIK)
6.375% due 05/15/2029 (c)		400	401

Kreditanstalt fuer Wiederaufbau
0.750% due 01/15/2029	EUR	200	245

Landwirtschaftliche Rentenbank
4.250% due 01/24/2023	AUD	200	154
5.375% due 04/23/2024	NZD	500	391

			2,705

SOVEREIGN ISSUES 0.1%

State of North Rhine-Westphalia
1.100% due 03/13/2034	EUR	200	248

Total Germany (Cost $2,952)			2,953

GUERNSEY, CHANNEL ISLANDS 0.4%

CORPORATE BONDS & NOTES 0.4%

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023		$600	623

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		190	197

Total Guernsey, Channel Islands (Cost $788)			820

INDONESIA 0.1%

CORPORATE BONDS & NOTES 0.1%

Indonesia Asahan Aluminium Persero PT
5.230% due 11/15/2021		$200	211

Total Indonesia (Cost $199)			211

IRELAND 1.2%

ASSET-BACKED SECURITIES 0.9%

Arbour CLO DAC
0.870% due 01/15/2030 •	EUR	400	455

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	13

Schedule of Investments PIMCO Global Bond Opportunities Portfolio (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CVC Cordatus Loan Fund Ltd.
0.970% due 04/22/2030 •	EUR	600	$685

Dorchester Park CLO DAC
3.492% due 04/20/2028 •		$600	596

			1,736

CORPORATE BONDS & NOTES 0.3%

Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		600	599

Total Ireland (Cost $2,325)			2,335

ISRAEL 0.2%

SOVEREIGN ISSUES 0.2%

Israel Government International Bond
3.250% due 01/17/2028		$200	212
4.125% due 01/17/2048		200	219

Total Israel (Cost $397)			431

ITALY 2.3%

CORPORATE BONDS & NOTES 0.3%

UniCredit SpA
7.830% due 12/04/2023		$500	572

SOVEREIGN ISSUES 2.0%

Italy Buoni Poliennali Del Tesoro
1.450% due 11/15/2024	EUR	400	457
2.100% due 07/15/2026		800	935
2.500% due 11/15/2025		700	841
3.000% due 08/01/2029		1,400	1,727

			3,960

Total Italy (Cost $4,406)			4,532

JAPAN 5.4%

CORPORATE BONDS & NOTES 0.9%

Chugoku Electric Power Co., Inc.
2.701% due 03/16/2020		$600	601

Mitsubishi UFJ Financial Group, Inc.
2.950% due 03/01/2021		200	202

ORIX Corp.
3.250% due 12/04/2024		100	103

Sumitomo Mitsui Financial Group, Inc.
4.133% (US0003M + 1.680%) due 03/09/2021 ~		300	306

Suntory Holdings Ltd.
2.550% due 09/29/2019		400	400

Takeda Pharmaceutical Co. Ltd.
1.125% due 11/21/2022	EUR	200	235

			1,847

SOVEREIGN ISSUES 4.5%

Development Bank of Japan, Inc.
3.125% due 09/06/2023		$500	520

Japan Bank for International Cooperation
2.375% due 07/21/2022		200	202
2.375% due 11/16/2022		200	202
2.500% due 06/01/2022		200	203
3.250% due 07/20/2023		300	314

Japan Finance Organization for Municipalities
2.125% due 04/13/2021		1,000	999
2.625% due 04/20/2022		600	608

Japan Government International Bond
0.100% due 03/10/2028 (f)	JPY	171,688	1,663
0.500% due 09/20/2046		48,000	465
0.500% due 03/20/2049		160,000	1,542
0.700% due 12/20/2048		180,000	1,828

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tokyo Metropolitan Government
2.000% due 05/17/2021		$500	$498

			9,044

Total Japan (Cost $10,468)			10,891

KUWAIT 0.8%

SOVEREIGN ISSUES 0.8%

Kuwait International Government Bond
3.500% due 03/20/2027		$1,600	1,706

Total Kuwait (Cost $1,588)			1,706

LITHUANIA 0.2%

SOVEREIGN ISSUES 0.2%

Lithuania Government International Bond
6.125% due 03/09/2021		$400	425

Total Lithuania (Cost $417)			425

LUXEMBOURG 0.9%

CORPORATE BONDS & NOTES 0.9%

Emerald Bay S.A.
0.000% due 10/08/2020 (d)	EUR	541	596

GELF Bond Issuer S.A.
1.750% due 11/22/2021		700	828

NORD/LB Luxembourg S.A. Covered Bond Bank
2.875% due 02/16/2021		$400	405

Total Luxembourg (Cost $1,805)			1,829

NETHERLANDS 3.4%

ASSET-BACKED SECURITIES 0.8%

Accunia European CLO BV
0.950% due 07/15/2030 •	EUR	250	285

Babson Euro CLO BV
0.509% due 10/25/2029 •		500	566

Dryden Euro CLO BV
0.880% due 01/15/2030 •		400	455

Penta CLO BV
0.790% due 08/04/2028 •		300	342

			1,648

CORPORATE BONDS & NOTES 2.6%

Cooperatieve Rabobank UA
3.193% due 09/26/2023 ~		$500	500
3.875% due 09/26/2023		600	633
6.875% due 03/19/2020 (h)	EUR	400	477

ING Bank NV
2.625% due 12/05/2022		$700	714

ING Groep NV
3.320% due 10/02/2023 ~		700	700
4.100% due 10/02/2023		500	528

JT International Financial Services BV
3.500% due 09/28/2023		500	520

Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021		200	198

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (g)	EUR	100	140

Teva Pharmaceutical Finance Netherlands BV
1.700% due 07/19/2019		$900	898

			5,308

Total Netherlands (Cost $6,869)			6,956

NORWAY 0.4%

CORPORATE BONDS & NOTES 0.3%

DNB Boligkreditt A/S
2.500% due 03/28/2022		$600	608

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.1%

Norway Government International Bond
3.750% due 05/25/2021	NOK	1,600	$196

Total Norway (Cost $822)			804

PERU 1.9%

SOVEREIGN ISSUES 1.9%

Peru Government International Bond
5.940% due 02/12/2029	PEN	7,900	2,619
6.350% due 08/12/2028		3,900	1,330

Total Peru (Cost $3,550)			3,949

QATAR 1.7%

SOVEREIGN ISSUES 1.7%

Qatar Government International Bond
3.875% due 04/23/2023		$1,600	1,680
4.000% due 03/14/2029		600	648
4.500% due 01/20/2022		200	210
4.500% due 04/23/2028		800	896

Total Qatar (Cost $3,202)			3,434

SAUDI ARABIA 1.8%

SOVEREIGN ISSUES 1.8%

Saudi Government International Bond
2.375% due 10/26/2021		$1,900	1,899
2.875% due 03/04/2023		200	203
3.250% due 10/26/2026		300	306
3.625% due 03/04/2028		200	206
4.000% due 04/17/2025		800	853
4.375% due 04/16/2029		200	216

Total Saudi Arabia (Cost $3,578)			3,683

SINGAPORE 0.2%

CORPORATE BONDS & NOTES 0.2%

BOC Aviation Ltd.
3.500% due 09/18/2027		$200	199

DBS Bank Ltd.
3.300% due 11/27/2021		200	205

Total Singapore (Cost $400)			404

SOUTH KOREA 0.1%

CORPORATE BONDS & NOTES 0.1%

Kookmin Bank
2.125% due 10/21/2020		$200	199

Total South Korea (Cost $198)			199

SPAIN 4.4%

CORPORATE BONDS & NOTES 0.2%

Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(g)(h)	EUR	200	234

Telefonica Emisiones S.A.
5.134% due 04/27/2020		$200	204

			438

SOVEREIGN ISSUES 4.2%

Autonomous Community of Andalusia
4.850% due 03/17/2020	EUR	500	589

Autonomous Community of Catalonia
4.220% due 04/26/2035		100	137
4.950% due 02/11/2020		1,000	1,169

Autonomous Community of Madrid
4.688% due 03/12/2020		500	588

Spain Government International Bond
0.250% due 07/30/2024		800	929
0.600% due 10/31/2029		1,400	1,616

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.400% due 07/30/2028	EUR	2,700	$3,368
2.150% due 10/31/2025		20	26

			8,422

Total Spain (Cost $8,689)			8,860

SUPRANATIONAL 0.5%

CORPORATE BONDS & NOTES 0.5%

European Investment Bank
0.500% due 07/21/2023	AUD	600	404
6.500% due 08/07/2019		900	635

Total Supranational (Cost $1,129)			1,039

SWEDEN 3.3%

CORPORATE BONDS & NOTES 3.3%

Nordea Hypotek AB
1.000% due 04/08/2022	SEK	17,200	1,906

Stadshypotek AB
1.500% due 12/15/2021		13,000	1,455
4.500% due 09/21/2022		18,000	2,220

Sveriges Sakerstallda Obligationer AB
1.250% due 06/15/2022		2,000	224
2.000% due 06/17/2026		4,000	474

Swedbank Hypotek AB
1.000% due 09/15/2021		4,100	452

Total Sweden (Cost $6,898)			6,731

SWITZERLAND 0.8%

CORPORATE BONDS & NOTES 0.7%

UBS AG
2.200% due 06/08/2020		$500	500
7.625% due 08/17/2022 (h)		750	841

			1,341

SOVEREIGN ISSUES 0.1%

Switzerland Government International Bond
3.500% due 04/08/2033	CHF	100	157

Total Switzerland (Cost $1,482)			1,498

UNITED ARAB EMIRATES 0.6%

SOVEREIGN ISSUES 0.6%

Emirate of Abu Dhabi Government International Bond
2.500% due 10/11/2022		$700	706
3.125% due 10/11/2027		500	520

Total United Arab Emirates (Cost $1,196)			1,226

UNITED KINGDOM 8.6%

CORPORATE BONDS & NOTES 5.0%

Barclays Bank PLC
7.625% due 11/21/2022 (h)		$200	218

Barclays PLC
3.948% due 02/15/2023 ~		200	199
4.655% (US0003M + 2.110%) due 08/10/2021 ~		400	409
6.500% due 09/15/2019 •(g)(h)	EUR	700	806
7.000% due 09/15/2019 •(g)(h)	GBP	300	385
7.750% due 09/15/2023 •(g)(h)		$500	513
8.000% due 12/15/2020 •(g)(h)	EUR	700	863

Co-operative Group Holdings Ltd.
6.875% due 07/08/2020 þ	GBP	200	268

HSBC Holdings PLC
6.500% due 03/23/2028 •(g)(h)		$300	315

Lloyds Bank PLC
4.875% due 03/30/2027	GBP	600	950

Lloyds Banking Group PLC
7.875% due 06/27/2029 •(g)(h)		200	289

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Natwest Markets PLC
0.080% due 03/02/2020 ~	EUR	100	$114
0.625% due 03/02/2022		100	114

RAC Bond Co. PLC
4.870% due 05/06/2046	GBP	200	250

Reckitt Benckiser Treasury Services PLC
2.903% (US0003M + 0.560%) due 06/24/2022 ~		$300	299

Royal Bank of Scotland Group PLC
2.500% due 03/22/2023	EUR	500	604

Santander UK Group Holdings PLC
2.875% due 10/16/2020		$900	902
2.875% due 08/05/2021		300	300
3.571% due 01/10/2023		200	203
6.750% due 06/24/2024 •(g)(h)	GBP	400	532
7.375% due 06/24/2022 •(g)(h)		200	270

Tesco PLC
6.125% due 02/24/2022		83	118

Tesco Property Finance PLC
5.801% due 10/13/2040		146	246

Virgin Media Secured Finance PLC
5.000% due 04/15/2027		300	394

Virgin Money PLC
2.250% due 04/21/2020		500	640

			10,201

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.5%

Eurohome UK Mortgages PLC
0.936% due 06/15/2044 •		525	644

Eurosail PLC
1.739% due 06/13/2045 •		484	610

Finsbury Square PLC
1.743% due 09/12/2068 •		387	493

Lanark Master Issuer PLC
1.619% due 12/22/2069 ~		400	510

Residential Mortgage Securities PLC
1.732% due 12/20/2046 •		336	427
1.982% due 09/20/2065 •		367	469

Ripon Mortgages PLC
1.604% due 08/20/2056 •		1,172	1,487

Stanlington PLC
1.793% due 06/12/2046 •		683	867

Towd Point Mortgage Funding PLC
1.855% due 10/20/2051 ~		600	765
2.004% due 02/20/2054 •		639	813

			7,085

		SHARES
PREFERRED SECURITIES 0.1%

Nationwide Building Society
10.250% ~		1,360	261

Total United Kingdom (Cost $17,937)			17,547

		PRINCIPAL AMOUNT (000S)
UNITED STATES 56.9%

ASSET-BACKED SECURITIES 5.6%

ACE Securities Corp. Home Equity Loan Trust
3.304% due 08/25/2035 •		$500	497

Amortizing Residential Collateral Trust
3.104% due 10/25/2031 •		1	1

Bayview Koitere Fund Trust
3.967% due 07/28/2033 þ		485	489

Bayview Opportunity Master Fund Trust
3.967% due 03/28/2034 þ		470	474

Citigroup Mortgage Loan Trust, Inc.
3.064% due 07/25/2035 •		500	496

Conseco Finance Securitizations Corp.
7.490% due 07/01/2031 þ		901	1,005

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Asset-Backed Certificates
2.624% due 06/25/2047 •		$1,000	$971
2.804% due 08/25/2034 •		140	140

Countrywide Asset-Backed Certificates Trust
3.144% due 08/25/2047 •		117	117

Credit-Based Asset Servicing & Securitization Trust
2.464% due 11/25/2036 •		18	11

EMC Mortgage Loan Trust
3.304% due 05/25/2043 •		62	62

GSAMP Trust
2.654% due 05/25/2046 •		500	481

Home Equity Mortgage Trust
6.000% due 01/25/2037 ^þ		160	79

JPMorgan Mortgage Acquisition Trust
2.684% due 03/25/2047 •		1,632	1,493

Morgan Stanley ABS Capital, Inc. Trust
2.514% due 03/25/2037 •		1,018	552
2.654% due 08/25/2036 •		2,416	1,521

New Century Home Equity Loan Trust
3.139% due 06/25/2035 •		500	501

NovaStar Mortgage Funding Trust
2.534% due 03/25/2037 •		805	613
2.944% due 05/25/2036 •		500	470

Renaissance Home Equity Loan Trust
5.294% due 01/25/2037 þ		458	242

Securitized Asset-Backed Receivables LLC Trust
2.454% due 12/25/2036 •		7	4

Soundview Home Loan Trust
2.654% due 11/25/2036 •		600	566

Structured Asset Securities Corp. Mortgage Loan Trust
3.940% due 04/25/2035 •		7	7

Terwin Mortgage Trust
3.344% due 11/25/2033 •		13	13

Toyota Auto Loan Extended Note Trust
2.560% due 11/25/2031		500	506

Washington Mutual Asset-Backed Certificates Trust
2.464% due 10/25/2036 •		39	20

			11,331

CORPORATE BONDS & NOTES 11.4%

AIG Global Funding
2.800% (US0003M + 0.480%) due 07/02/2020 ~		400	401

Allergan Sales LLC
5.000% due 12/15/2021		200	209

Ally Financial, Inc.
3.750% due 11/18/2019		200	201

American Tower Corp.
3.800% due 08/15/2029		400	413

Arrow Electronics, Inc.
3.500% due 04/01/2022		400	407

AT&T, Inc.
1.800% due 09/05/2026	EUR	500	616
3.247% (US0003M + 0.650%) due 01/15/2020 ~		$900	902
3.547% (US0003M + 0.950%) due 07/15/2021 ~		900	908

Bank of America Corp.
5.875% due 03/15/2028 •(g)		300	313

BAT Capital Corp.
3.118% due 08/14/2020 ~		300	301
3.557% due 08/15/2027		400	398

Baxalta, Inc.
2.875% due 06/23/2020		179	180

Bayer U.S. Finance LLC
3.420% due 12/15/2023 ~		300	295
4.250% due 12/15/2025		200	212

BMW U.S. Capital LLC
2.898% due 08/14/2020 ~		500	501

Campbell Soup Co.
3.300% due 03/15/2021		100	101
3.650% due 03/15/2023		100	103

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	15

Schedule of Investments PIMCO Global Bond Opportunities Portfolio (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CenterPoint Energy Resources Corp.
3.550% due 04/01/2023		$100	$103

Charter Communications Operating LLC
4.464% due 07/23/2022		900	946
6.384% due 10/23/2035		600	705

Citizens Bank N.A.
3.091% (US0003M + 0.570%) due 05/26/2020 ~		600	602

Comcast Corp.
2.649% due 10/01/2020 ~		200	200

Constellation Brands, Inc.
2.650% due 11/07/2022		500	502

Continental Resources, Inc.
4.375% due 01/15/2028		100	105

CVS Health Corp.
3.700% due 03/09/2023		100	103

Dominion Energy Gas Holdings LLC
3.010% due 06/15/2021 ~		200	201

Duke Energy Corp.
2.400% due 08/15/2022		500	500

eBay, Inc.
2.150% due 06/05/2020		400	399

EPR Properties
4.500% due 06/01/2027		300	313

Equifax, Inc.
3.388% due 08/15/2021 ~		100	100

ERAC USA Finance LLC
5.250% due 10/01/2020		500	517

Fidelity National Information Services, Inc.
0.750% due 05/21/2023	EUR	100	116

Fiserv, Inc.
3.200% due 07/01/2026		$500	511

Ford Motor Credit Co. LLC
0.050% due 12/01/2021 ~	EUR	800	891
0.121% due 05/14/2021 ~		100	112
3.592% (US0003M + 1.000%) due 01/09/2020 ~		$400	401

GLP Capital LP
5.300% due 01/15/2029		400	433

Harley-Davidson Financial Services, Inc.
3.460% due 03/02/2021 ~		200	200

Harris Corp.
3.063% due 04/30/2020 ~		300	300

International Lease Finance Corp.
8.250% due 12/15/2020		300	324

JPMorgan Chase Bank N.A.
3.086% due 04/26/2021 •		300	302

Kinder Morgan Energy Partners LP
6.500% due 04/01/2020		100	103
6.850% due 02/15/2020		1,100	1,128

McDonald’s Corp.
3.012% due 10/28/2021 ~		100	100

Molson Coors Brewing Co.
2.100% due 07/15/2021		300	298

Morgan Stanley
3.095% due 02/10/2021 ~		100	100

Navient Corp.
8.000% due 03/25/2020		100	104

NextEra Energy Capital Holdings, Inc.
2.835% due 09/03/2019 ~		600	600
2.921% due 08/21/2020 ~		200	200

Sempra Energy
2.860% due 03/15/2021 ~		200	199

Spectra Energy Partners LP
3.179% (US0003M + 0.700%) due 06/05/2020 ~		100	100

Spirit AeroSystems, Inc.
3.210% due 06/15/2021 ~		100	99
3.950% due 06/15/2023		400	413

Sprint Spectrum Co. LLC
3.360% due 03/20/2023		338	338
4.738% due 09/20/2029		200	208

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Textron, Inc.
3.095% due 11/10/2020 ~	$400	$400

United Technologies Corp.
3.950% due 08/16/2025	200	216
4.125% due 11/16/2028	190	209

Verizon Communications, Inc.
4.329% due 09/21/2028	305	338

Volkswagen Group of America Finance LLC
3.305% due 11/13/2020 ~	200	201
3.475% due 11/12/2021 ~	300	303

WEA Finance LLC
3.750% due 09/17/2024	200	209

Wells Fargo & Co.
3.691% (US0003M + 1.110%) due 01/24/2023 ~	600	608

Wells Fargo Bank N.A.
3.550% due 08/14/2023	500	522

Zimmer Biomet Holdings, Inc.
2.700% due 04/01/2020	100	100
3.150% due 04/01/2022	400	407
3.375% due 11/30/2021	300	305

		23,155

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.4%

CenturyLink, Inc.
5.152% (LIBOR03M + 2.750%) due 01/31/2025 ~	296	289

Las Vegas Sands LLC
4.152% (LIBOR03M + 1.750%) due 03/27/2025 ~	485	482

		771

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.8%

Adjustable Rate Mortgage Trust
4.446% due 09/25/2035 ^~	8	8

American Home Mortgage Assets Trust
2.594% (US0001M + 0.190%) due 05/25/2046 ^~	212	200
2.614% due 10/25/2046 •	387	274

Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^	557	551

Banc of America Funding Trust
4.492% due 10/20/2046 ^~	82	66
4.753% due 02/20/2036 ~	103	103
5.500% due 01/25/2036	158	141

BCAP LLC Trust
2.574% due 01/25/2037 ^•	185	177
5.250% due 04/26/2037	720	608

Bear Stearns Adjustable Rate Mortgage Trust
3.443% due 05/25/2034 ~	6	5
4.345% due 08/25/2033 ~	7	7
4.392% due 05/25/2047 ^~	169	161
4.607% due 10/25/2033 ~	5	5
4.713% due 11/25/2034 ~	3	3
4.870% due 05/25/2034 ~	16	16

Bear Stearns ALT-A Trust
4.016% due 08/25/2036 ^~	144	98
4.159% due 11/25/2035 ^~	100	88
4.294% due 09/25/2035 ^~	90	76

Bear Stearns Structured Products, Inc. Trust
3.801% due 12/26/2046 ^~	72	63

Chase Mortgage Finance Trust
3.799% due 07/25/2037 ~	23	21

Chevy Chase Funding LLC Mortgage-Backed Certificates
2.584% due 07/25/2036 •	599	595

Citigroup Mortgage Loan Trust
4.970% due 10/25/2035 ^•	372	382

Citigroup Mortgage Loan Trust, Inc.
4.550% due 09/25/2035 •	15	16

Countrywide Alternative Loan Trust
2.574% due 01/25/2037 ^•	122	119
2.578% due 12/20/2046 ^•	311	281

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.593% due 03/20/2046 •	$100	$93
2.593% due 07/20/2046 ^•	190	151
2.684% due 02/25/2037 •	113	105
2.754% due 05/25/2037 ^•	48	25
4.004% due 11/25/2035 •	21	20
4.082% due 11/25/2035 ^~	194	182
4.544% due 11/25/2035 •	21	20
5.250% due 06/25/2035 ^	14	13
6.000% due 04/25/2037 ^	50	34
6.250% due 08/25/2037 ^	25	21
6.500% due 06/25/2036 ^	127	97

Countrywide Home Loan Mortgage Pass-Through Trust
2.674% due 04/25/2046 •	1,110	506
2.864% due 05/25/2035 •	52	49
2.984% due 04/25/2035 •	10	9
3.004% due 03/25/2035 •	425	381
3.024% due 02/25/2035 •	455	440
3.044% due 03/25/2035 •	58	54
3.064% due 02/25/2035 •	5	5
3.164% due 09/25/2034 •	5	5
3.433% due 05/25/2047 ~	85	76
3.927% due 08/25/2034 ^~	2	2
4.280% due 11/25/2034 ~	11	11
4.667% due 02/20/2036 ^•	262	243
5.500% due 10/25/2035	66	58

Credit Suisse First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	0	1

Credit Suisse Mortgage Capital Trust
6.500% due 07/26/2036 ^	111	54

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
5.886% due 10/25/2036 ^þ	191	184

GreenPoint Mortgage Funding Trust
2.944% due 11/25/2045 •	8	7

GSR Mortgage Loan Trust
3.919% due 06/25/2034 ~	3	3
4.300% due 03/25/2033 •	5	5
4.500% due 09/25/2035 ~	83	85

HarborView Mortgage Loan Trust
3.354% due 12/19/2036 ^•	124	122

IndyMac Mortgage Loan Trust
3.994% due 09/25/2035 ^~	149	139

JPMorgan Mortgage Trust
4.193% due 01/25/2037 ^~	161	156
4.323% due 11/25/2033 ~	5	5
4.724% due 02/25/2035 ~	4	4

Luminent Mortgage Trust
2.644% due 04/25/2036 •	347	297

MASTR Adjustable Rate Mortgages Trust
4.254% due 05/25/2034 ~	356	358

MASTR Alternative Loan Trust
2.804% due 03/25/2036 ^•	45	9

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.834% due 12/15/2030 •	5	5

Merrill Lynch Mortgage Investors Trust
2.614% due 02/25/2036 •	61	60
4.483% due 02/25/2033 ~	6	6
4.501% due 02/25/2036 ~	23	23

Merrill Lynch Mortgage-Backed Securities Trust
4.306% due 04/25/2037 ^~	6	6

Nomura Asset Acceptance Corp. Alternative Loan Trust
4.099% due 10/25/2035 ~	11	11

OBX Trust
3.054% due 06/25/2057 •	359	358

Residential Accredit Loans, Inc. Trust
2.614% due 04/25/2046 •	145	67
6.000% due 12/25/2036 ^	296	279

Residential Funding Mortgage Securities, Inc. Trust
5.500% due 11/25/2035 ^	73	70

Structured Adjustable Rate Mortgage Loan Trust
4.427% due 09/25/2034 ~	8	8
4.566% due 02/25/2034 ~	7	7
4.714% due 04/25/2034 ~	13	14

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Mortgage Investments Trust
2.594% due 07/25/2046 ^•	$303	$263
2.614% due 05/25/2036 •	77	73
2.624% due 05/25/2036 •	336	317
2.624% due 09/25/2047 •	336	327
2.640% due 07/19/2035 •	111	110
2.684% due 02/25/2036 ^•	380	365
2.970% due 07/19/2034 •	1	1
3.090% due 03/19/2034 •	3	3

Structured Asset Securities Corp.
2.684% due 01/25/2036 •	99	91

SunTrust Alternative Loan Trust
3.054% due 12/25/2035 ^•	575	486

WaMu Mortgage Pass-Through Certificates Trust
2.595% due 07/25/2046 •	145	140
2.674% due 12/25/2045 •	30	30
2.714% due 01/25/2045 •	5	5
3.044% due 01/25/2045 •	5	5
3.204% due 02/25/2047 ^•	269	260
3.460% due 01/25/2037 ^~	20	19
3.683% due 12/25/2036 ^~	4	4
3.696% due 06/25/2037 ^~	50	47
3.824% due 12/25/2036 ^~	28	28
3.904% due 08/25/2042 •	3	3
3.998% due 09/25/2036 ~	66	64
4.512% due 02/25/2033 ~	43	44
4.697% due 06/25/2033 ~	4	5
4.814% due 03/25/2034 ~	16	17

Washington Mutual Mortgage Pass-Through Certificates Trust
3.444% due 07/25/2046 ^•	46	34

Wells Fargo Mortgage-Backed Securities Trust
4.934% due 04/25/2036 ~	3	3
5.750% due 02/25/2037	24	23

		11,774

U.S. GOVERNMENT AGENCIES 25.5%

Fannie Mae
2.524% due 03/25/2034 •	3	3
2.554% due 08/25/2034 •	2	2
2.804% due 06/25/2036 •	20	20
4.034% due 10/01/2034 •	1	1
4.291% due 12/01/2034 •	2	2
4.743% due 11/01/2034 •	19	20
6.000% due 07/25/2044	16	19

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fannie Mae UMBS
3.000% due 08/01/2042 - 08/01/2043	$209	$213

Fannie Mae UMBS, TBA
3.500% due 08/01/2049 - 09/01/2049	31,200	31,879
4.000% due 07/01/2049 - 08/01/2049	13,000	13,433

Freddie Mac
1.854% due 01/15/2038 ~(a)	260	17
2.710% due 09/25/2031 •	14	14
2.859% due 01/15/2038	260	259
3.000% due 03/01/2045	657	667
3.500% due 07/01/2048	4,661	4,782
3.704% due 10/25/2044 •	29	29
4.744% due 02/01/2029 •	1	1
4.773% due 04/01/2037 •	17	18
6.000% due 04/15/2036	217	250

Ginnie Mae
4.125% (H15T1Y + 1.500%) due 11/20/2024 ~	1	1
6.000% due 09/20/2038	4	4

		51,634

U.S. TREASURY OBLIGATIONS 8.2%

U.S. Treasury Bonds
2.875% due 05/15/2043	100	107
3.125% due 02/15/2043	100	111

U.S. Treasury Inflation Protected Securities (f)
0.125% due 04/15/2022	1,261	1,251
0.125% due 07/15/2024 (l)	312	312
0.375% due 07/15/2025 (n)	172	174
0.500% due 01/15/2028 (j)	2,175	2,212
0.625% due 01/15/2026	387	396
1.000% due 02/15/2048 (j)	725	764
1.375% due 02/15/2044	329	374
1.750% due 01/15/2028 (j)	2,439	2,736
2.500% due 01/15/2029 (j)	2,011	2,421
3.875% due 04/15/2029 (j)(n)	715	958

U.S. Treasury Notes
2.625% due 06/15/2021	200	204
2.875% due 04/30/2025 (j)	4,300	4,549

		16,569

Total United States (Cost $111,187)		115,234

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS (i) 0.2%
			$478

SOUTH AFRICA TREASURY BILLS 0.4%
7.511% due 12/04/2019 (d)(e)	ZAR	11,200	773

Total Short-Term Instruments (Cost $1,223)			1,251

Total Investments in Securities (Cost $242,413)			250,364

		SHARES
INVESTMENTS IN AFFILIATES 4.1%

SHORT-TERM INSTRUMENTS 4.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.1%

PIMCO Short Asset Portfolio		759,202	7,551

PIMCO Short-Term Floating NAV Portfolio III		73,821	730

Total Short-Term Instruments (Cost $8,313)			8,281

Total Investments in Affiliates (Cost $8,313)			8,281

Total Investments 127.6% (Cost $250,726)			$258,645

Financial Derivative Instruments (k)(m) 0.4% (Cost or Premiums, net $1,654)			750

Other Assets and Liabilities, net (28.0)%			(56,688)

Net Assets 100.0%			$202,707

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	17

Schedule of Investments PIMCO Global Bond Opportunities Portfolio (Unhedged) (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	06/28/2019	07/01/2019	$478	U.S. Treasury Notes 2.250% due 03/31/2021	$(491)	$478	$478

Total Repurchase Agreements						$(491)	$478	$478

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
CIB	2.600%	05/30/2019	07/10/2019	$	(2,193)	$(2,198)
IND	2.560	05/09/2019	08/07/2019		(2,667)	(2,678)
	2.590	05/31/2019	07/12/2019		(425)	(426)
	2.600	06/25/2019	07/25/2019		(643)	(644)
	2.600	06/28/2019	07/25/2019		(795)	(795)
RCY	2.610	06/11/2019	07/23/2019		(2,767)	(2,770)
SCX	2.590	04/24/2019	07/24/2019		(1,039)	(1,044)
UBS	(0.370)	04/17/2019	07/18/2019	EUR	(3,322)	(3,775)
	(0.370)	06/27/2019	07/18/2019		(2,692)	(3,060)

Total Reverse Repurchase Agreements						$(17,390)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)		Payable for Sale-Buyback Transactions(3)
BPG	2.580%	06/13/2019	07/25/2019	$	(1,416)	$(1,418)
	2.580	06/13/2019	07/25/2019		(1,246)	(1,247)
BPS	1.830	06/27/2019	07/08/2019	CAD	(1,096)	(836)
UBS	2.590	04/30/2019	07/09/2019	$	(1,130)	(1,135)

Total Sale-Buyback Transactions						$(4,636)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(4)
Canada (1.3)%
Sovereign Issues (1.3)%
Canadian Government Bond	2.750%	12/01/2048	CAD	2,700	$(2,479)	$(2,576)

Total Short Sales (1.3)%					$(2,479)	$(2,576)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Payable for Short Sales(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
CIB	$0	$(2,198)	$0	$0	$(2,198)	$2,217	$19
FICC	478	0	0	0	478	(491)	(13)
IND	0	(4,543)	0	0	(4,543)	4,591	48
RCY	0	(2,770)	0	0	(2,770)	2,785	15
SCX	0	(1,044)	0	0	(1,044)	1,058	14
UBS	0	(6,835)	0	0	(6,835)	7,184	349

Master Securities Forward Transaction Agreement
BPG	0	0	(2,665)	0	(2,665)	2,669	4
BPS	0	0	(836)	0	(836)	836	0
TDM	0	0	0	(2,576)	(2,576)	0	(2,576)
UBS	0	0	(1,135)	0	(1,135)	1,164	29

Total Borrowings and Other Financing Transactions	$478	$(17,390)	$(4,636)	$(2,576)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$(6,835)	$0	$0	$(6,835)
U.S. Treasury Obligations	0	(7,877)	(2,678)	0	(10,555)

Total	$0	$(14,712)	$(2,678)	$0	$(17,390)

Sale-Buyback Transactions
Sovereign Issues	0	(836)	0	0	(836)
U.S. Treasury Obligations	0	(3,800)	0	0	(3,800)

Total	$0	$(4,636)	$0	$0	$(4,636)

Total Borrowings	$0	$(19,348)	$(2,678)	$0	$(22,026)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(22,026)

(j)	Securities with an aggregate market value of $22,511 have been pledged as collateral under the terms of the above master agreements as of June 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2019 was $(10,332) at a weighted average interest rate of 1.347%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(5) of deferred price drop.
(4)	Payable for short sales includes $6 of accrued interest.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note September 2019 Futures	$ 107.500	08/23/2019	5	$	5	$0	$0
Put - CBOT U.S. Treasury 5-Year Note September 2019 Futures	108.000	08/23/2019	500		500	5	1
Put - CBOT U.S. Treasury 10-Year Note September 2019 Futures	109.500	08/23/2019	8		8	0	0
Put - CBOT U.S. Treasury 10-Year Note September 2019 Futures	110.000	08/23/2019	1		1	0	0
Put - CBOT U.S. Treasury 10-Year Note September 2019 Futures	111.500	08/23/2019	8		8	0	0
Put - CBOT U.S. Treasury 10-Year Note September 2019 Futures	114.000	08/23/2019	15		15	0	0
Put - CBOT U.S. Treasury 10-Year Note September 2019 Futures	115.000	08/23/2019	1		1	0	0
Call - CBOT U.S. Treasury 10-Year Note September 2019 Futures	141.500	08/23/2019	27		27	0	0
Call - CBOT U.S. Treasury 10-Year Note September 2019 Futures	145.500	08/23/2019	15		15	0	0
Call - CBOT U.S. Treasury 10-Year Note September 2019 Futures	146.500	08/23/2019	3		3	0	0
Call - CBOT U.S. Treasury 10-Year Note September 2019 Futures	147.000	08/23/2019	10		10	0	0
Call - CBOT U.S. Treasury 10-Year Note September 2019 Futures	148.500	08/23/2019	18		18	0	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond September 2019 Futures	112.000	08/23/2019	31		31	0	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond September 2019 Futures	120.000	08/23/2019	5		5	0	0
Call - MSE Canada Government 10-Year Bond September 2019 Futures	CAD 160.000	08/16/2019	4		4	0	0

Total Purchased Options						$5	$1

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note August 2019 Futures	$125.500	07/26/2019	26	$	26	$(9)	$(1)
Call - CBOT U.S. Treasury 10-Year Note August 2019 Futures	127.000	07/26/2019	13		13	(5)	(16)
Call - CBOT U.S. Treasury 10-Year Note August 2019 Futures	129.000	07/26/2019	26		26	(9)	(7)

Total Written Options						$(23)	$(24)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	19

Schedule of Investments PIMCO Global Bond Opportunities Portfolio (Unhedged) (Cont.)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Australia Government 3-Year Note September Futures	09/2019	221	$	17,842	$30	$5	$(25)
Australia Government 10-Year Bond September Futures	09/2019	60		6,051	28	12	(34)
Call Options Strike @ EUR 153.000 on Euro-BTP 10-Year Bond September 2019 Futures(1)	08/2019	30		0	0	0	0
Call Options Strike @ EUR 178.000 on Euro-OAT France Government 10-Year Bond September 2019 Futures(1)	08/2019	229		3	0	0	0
Call Options Strike @ EUR 177.000 on Euro-OAT France Government 10-Year Bond September 2019 Futures(1)	08/2019	10		0	0	0	0
Call Options Strike @ EUR 185.000 on Euro-Bund 10-Year Bond September 2019 Futures(1)	08/2019	64		1	0	0	0
Call Options Strike @ GBP 155.000 on Long GILT Future Option September 2019 Futures(1)	08/2019	101		0	(2)	0	0
Euro-Bobl September Futures	09/2019	155		23,695	134	21	0
Euro-Buxl 30-Year Bond September Futures	09/2019	6		1,384	38	1	(1)
Put Options Strike @ EUR 129.500 on Euro-Bobl September 2019 Futures(1)	08/2019	155		1	0	0	0
U.S. Treasury 5-Year Note September Futures	09/2019	462		54,588	811	0	0
U.S. Treasury 10-Year Note September Futures	09/2019	1		128	0	0	0
U.S. Treasury Ultra Long-Term Bond September Futures	09/2019	36		6,392	323	0	(7)
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	09/2019	254		40,004	148	0	0

					$1,510	$39	$(67)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Canada Government 10-Year Bond September Futures	09/2019	4	$	(437)	$(6)	$0	$(1)
Euro-BTP Italy Government Bond September Futures	09/2019	52		(7,941)	(332)	0	(38)
Euro-Bund 10-Year Bond September Futures	09/2019	64		(12,571)	(117)	0	(18)
Euro-OAT France Government 10-Year Bond September Futures	09/2019	239		(44,806)	(914)	0	(65)
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	09/2020	254		(40,021)	(268)	8	(2)
United Kingdom Long Gilt September Futures	09/2019	65		(10,756)	(120)	21	0

					$(1,757)	$29	$(124)

Total Futures Contracts					$(247)	$68	$(191)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2019(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
BASF SE	(1.000)%	Quarterly	12/20/2020	0.074%	EUR	200	$(6)	$3	$(3)	$0	$0
Reynolds American, Inc.	(1.000)	Quarterly	12/20/2020	0.141	$	700	(19)	10	(9)	0	0
United Utilities PLC	(1.000)	Quarterly	12/20/2020	0.140	EUR	200	(4)	1	(3)	0	0

							$(29)	$14	$(15)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(3)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2019(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.173%	EUR	100	$2	$0	$2	$0	$0
Deutsche Bank AG	1.000	Quarterly	12/20/2019	0.597		100	0	0	0	0	0
Shell International Finance BV	1.000	Quarterly	12/20/2026	0.494		200	(3)	12	9	1	0
Tesco PLC	1.000	Quarterly	06/20/2025	1.213		400	(13)	7	(6)	0	0

							$(14)	$19	$5	$1	$0

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.EM-28 5-Year Index	1.000%	Quarterly	12/20/2022	$	2,231	$(9)	$(16)	$(25)	$0	$0
CDX.EM-29 5-Year Index	1.000	Quarterly	06/20/2023		1,100	(21)	(2)	(23)	0	0
CDX.EM-30 5-Year Index	1.000	Quarterly	12/20/2023		8,600	(401)	157	(244)	1	0
CDX.EM-31 5-Year Index	1.000	Quarterly	06/20/2024		300	(10)	1	(9)	0	0
CDX.IG-32 5-Year Index	1.000	Quarterly	06/20/2024		7,100	138	15	153	3	0
iTraxx Crossover 31 5-Year Index	5.000	Quarterly	06/20/2024	EUR	400	51	1	52	3	0
iTraxx Europe Main 31 5-Year Index	1.000	Quarterly	06/20/2024		5,700	138	19	157	10	0

						$(114)	$175	$61	$17	$0

INTEREST RATE SWAPS -BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.117%	Quarterly	03/02/2020	$	3,400	$0	$1	$1	$0	$0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.091%	Quarterly	03/18/2022		41,600	(1)	5	4	4	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.084%	Quarterly	04/26/2022		12,800	0	3	3	2	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.070%	Quarterly	06/12/2022		2,000	0	2	2	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.084%	Quarterly	06/12/2022		2,900	0	2	2	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.085%	Quarterly	06/19/2022		10,400	1	6	7	2	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.086%	Quarterly	04/12/2023		4,300	0	1	1	1	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.073%	Quarterly	04/27/2023		6,300	0	1	1	1	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.088%	Quarterly	05/23/2029		1,100	0	0	0	0	0

						$0	$21	$21	$10	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.673%	Annual	04/30/2025	$	500	$0	$(32)	$(32)	$1	$0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.683	Annual	04/30/2025		1,500	1	(96)	(95)	2	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.684	Annual	04/30/2025		400	0	(25)	(25)	1	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.696	Annual	04/30/2025		500	0	(32)	(32)	1	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.710	Annual	04/30/2025		500	0	(33)	(33)	1	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.714	Annual	04/30/2025		900	0	(59)	(59)	1	0
Receive	1-Year BRL-CDI	6.370	Maturity	01/02/2020	BRL	82,400	0	(37)	(37)	0	(3)
Receive	1-Year BRL-CDI	6.450	Maturity	01/02/2020		126,300	(2)	(75)	(77)	0	(5)
Receive	1-Year BRL-CDI	7.345	Maturity	07/01/2021		21,700	0	(133)	(133)	0	(8)
Pay	3-Month CAD-Bank Bill	2.500	Semi-Annual	06/19/2029	CAD	3,000	62	78	140	8	0
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		2,200	(12)	270	258	19	0
Pay	3-Month CAD-Bank Bill	2.565	Semi-Annual	03/07/2049		700	0	60	60	6	0
Pay	3-Month CHF-LIBOR	0.050	Annual	03/16/2026	CHF	600	(4)	29	25	1	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	06/20/2020	$	16,200	317	(269)	48	4	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/20/2022		2,500	18	(61)	(43)	2	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2023		17,900	(377)	380	3	18	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		2,300	(120)	(16)	(136)	2	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026		3,000	(85)	(145)	(230)	4	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		5,700	(214)	478	264	0	(8)
Pay	3-Month USD-LIBOR	3.200	Semi-Annual	10/11/2028		1,400	(5)	157	152	0	(2)
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		3,500	116	212	328	0	(6)
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		2,300	(25)	(231)	(256)	14	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		1,400	156	(236)	(80)	8	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048		7,100	192	(1,398)	(1,206)	45	0
Receive(7)	3-Month USD-LIBOR	2.953	Semi-Annual	11/12/2049		400	(3)	(61)	(64)	3	0
Receive(7)	3-Month USD-LIBOR	2.955	Semi-Annual	11/12/2049		1,800	(15)	(274)	(289)	12	0
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	06/20/2023	ZAR	7,100	1	5	6	1	0
Receive(7)	6-Month EUR-EURIBOR	0.000	Annual	09/18/2021	EUR	19,900	(126)	(55)	(181)	0	(11)
Receive(7)	6-Month EUR-EURIBOR	0.000	Annual	12/18/2021		20,400	(171)	(13)	(184)	0	(11)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	21

Schedule of Investments PIMCO Global Bond Opportunities Portfolio (Unhedged) (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	6-Month EUR-EURIBOR	2.500%	Annual	03/21/2023	EUR	14,000	$1,491	$324	$1,815	$19	$0
Pay(7)	6-Month EUR-EURIBOR	0.250	Annual	09/18/2024		4,000	17	91	108	8	0
Pay(7)	6-Month EUR-EURIBOR	0.000	Annual	12/18/2024		24,100	145	117	262	49	0
Pay(7)	6-Month EUR-EURIBOR	1.000	Annual	03/08/2029		3,200	(15)	102	87	6	0
Pay(7)	6-Month EUR-EURIBOR	1.310	Annual	06/19/2029		8,400	274	82	356	17	0
Pay(7)	6-Month EUR-EURIBOR	0.750	Annual	09/18/2029		5,400	264	79	343	22	0
Pay(7)	6-Month EUR-EURIBOR	0.500	Annual	12/18/2029		17,300	339	196	535	65	0
Receive(7)	6-Month EUR-EURIBOR	1.250	Annual	09/18/2049		7,550	(57)	(1,216)	(1,273)	0	(57)
Pay(7)	6-Month GBP-LIBOR	1.500	Annual	12/18/2020	GBP	1,100	3	7	10	0	0
Pay(7)	6-Month GBP-LIBOR	1.000	Semi-Annual	09/18/2021		8,400	(31)	67	36	0	0
Receive(7)	6-Month GBP-LIBOR	1.500	Annual	12/16/2021		1,100	0	(10)	(10)	0	0
Pay(7)	6-Month GBP-LIBOR	1.000	Semi-Annual	12/18/2024		5,700	23	7	30	0	(4)
Pay(7)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2029		4,000	29	189	218	0	(4)
Pay(7)	6-Month GBP-LIBOR	1.000	Semi-Annual	12/18/2029		1,500	(7)	(5)	(12)	0	(1)
Receive(7)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2049		1,700	16	(163)	(147)	8	0
Receive	6-Month JPY-LIBOR	0.000	Semi-Annual	06/19/2021	JPY	370,000	(2)	(5)	(7)	0	0
Receive	6-Month JPY-LIBOR	0.200	Semi-Annual	06/19/2029		1,600,000	(147)	(124)	(271)	0	(13)
Receive	6-Month JPY-LIBOR	0.400	Semi-Annual	06/19/2039		530,000	9	(122)	(113)	0	(10)
Pay	6-Month JPY-LIBOR	0.500	Semi-Annual	06/19/2049		120,000	(12)	48	36	2	0

							$2,043	$(1,948)	$95	$350	$(143)

Total Swap Agreements							$1,886	$(1,719)	$167	$378	$(143)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$1	$68	$378	$447	$(24)	$(191)	$(143)	$(358)

(l)

Securities with an aggregate market value of $312 and cash of $4,998 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)	Future styled option.
(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2019	AUD	426		$292	$0	$(7)
	07/2019	CAD	13,149		9,990	0	(51)
	07/2019	DKK	350		53	0	0
	07/2019	RON	6,655	EUR	1,369	0	(42)
	07/2019		$1,217	AUD	1,746	9	0
	07/2019		180	CAD	240	3	0
	07/2019		22	EUR	19	0	0
	07/2019		292	GBP	230	0	0
	07/2019		10	NOK	85	0	0
	07/2019		1,491	NZD	2,293	49	0
	07/2019		298	TRY	1,728	0	0
	08/2019	EUR	2,401		$2,726	0	(14)
	08/2019	JPY	29,500		271	0	(3)
	08/2019		$334	AUD	479	3	0
	08/2019		9,395	CAD	12,348	41	0
	08/2019		726	GBP	575	6	0
	09/2019	ILS	626		$176	0	0
	09/2019	SGD	2,029		1,482	0	(19)
	09/2019		$3,835	IDR	56,473,412	124	0
	09/2019		175	ILS	625	1	0
	03/2020	RON	1,037	EUR	209	0	(5)

BPS	07/2019	AUD	1,741		$1,212	0	(10)
	07/2019	CAD	635		484	0	(2)
	07/2019	CHF	587		603	2	0
	07/2019	DKK	2,385		362	0	(1)
	07/2019	EUR	1,883		2,115	1	(27)
	07/2019	JPY	32,937		308	3	0
	07/2019	NOK	73		8	0	0
	07/2019		$5	ARS	244	1	0
	07/2019		518	CNH	3,546	0	(1)
	07/2019		2,111	EUR	1,864	10	(1)
	07/2019		1,516	JPY	163,203	0	(2)
	07/2019		902	NOK	7,693	0	0
	07/2019		709	NZD	1,080	16	0
	08/2019	CHF	51		$52	0	(1)
	08/2019	EUR	1,067		1,218	2	0
	08/2019	JPY	163,203		1,520	2	0
	08/2019	NOK	8,218		964	0	(1)
	08/2019		$161	ARS	7,183	0	(1)
	08/2019		10,189	JPY	1,109,495	135	0
	08/2019		2,095	MXN	41,107	32	0
	09/2019		1,469	CNH	10,188	13	0
	09/2019		378	IDR	5,456,716	5	0
	09/2019		309	PEN	1,042	7	0
	10/2019	INR	60,761		$864	0	(5)
	03/2020	RON	904	EUR	182	0	(5)
	05/2020		$2,607	INR	191,536	67	0

BRC	07/2019	DKK	4,490		$684	0	0
	08/2019	JPY	151,100		1,397	0	(9)
	08/2019		$1,540	BRL	5,917	0	(4)
	08/2019		384	HKD	3,002	1	0
	08/2019		767	NOK	6,560	3	0
	09/2019		10	IDR	144,380	0	0
	11/2019		449	TWD	13,919	3	0
	12/2019	HKD	3,002		$384	0	(1)
	04/2020	INR	192,989		2,660	0	(36)

BSS	07/2019	BRL	8,400		2,192	4	0
	07/2019		$2,150	BRL	8,400	37	0
	01/2020	BRL	16,900		$4,264	0	(63)

CBK	07/2019	CHF	899		902	0	(19)
	07/2019	CLP	83,425		123	0	0
	07/2019	CNH	3,776		560	11	0
	07/2019	DKK	7,170		1,091	1	(2)
	07/2019	EUR	111		126	0	0
	07/2019	NOK	7,827		895	0	(22)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	23

Schedule of Investments PIMCO Global Bond Opportunities Portfolio (Unhedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	07/2019	PEN	8,715		$2,612	$0	$(33)
	07/2019	SEK	11,472		1,220	0	(15)
	07/2019		$904	AUD	1,300	9	0
	07/2019		1,445	CAD	1,898	5	0
	07/2019		374	CLP	260,229	10	0
	07/2019		517	CNH	3,546	0	(1)
	07/2019		7,514	DKK	49,405	12	0
	07/2019		307	GBP	241	0	(1)
	07/2019		313	JPY	33,863	1	0
	07/2019		2,146	PEN	7,072	1	0
	07/2019		1,137	PLN	4,243	0	0
	07/2019		2,429	SEK	22,760	22	0
	07/2019		133	TRY	775	0	0
	08/2019	CAD	401		$307	0	0
	08/2019	EUR	13,018		14,787	2	(70)
	08/2019	GBP	330		422	2	0
	08/2019	JPY	39,900		370	0	(2)
	08/2019	MXN	28,501		1,439	0	(36)
	08/2019	SEK	510		54	0	(1)
	08/2019		$13,628	EUR	12,025	94	0
	08/2019		1,162	GBP	915	2	0
	08/2019		714	HKD	5,592	2	0
	08/2019		205	JPY	22,300	3	0
	08/2019		2,952	MXN	58,835	92	0
	08/2019		11,452	NOK	99,560	237	(2)
	09/2019	CNH	45,379		$6,539	0	(63)
	09/2019	EUR	88	TRY	598	0	(1)
	09/2019	ILS	292		$82	0	(1)
	09/2019	PEN	7,072		2,139	0	(2)
	09/2019		$123	CLP	83,425	0	0
	10/2019	DKK	49,405		$7,572	0	(12)
	10/2019	MXN	58,835		2,920	0	(92)
	10/2019		$2,999	MXN	58,835	13	0
	10/2019		801	RON	3,433	23	0
	11/2019		113	TWD	3,521	1	0
	12/2019	HKD	5,592		$715	0	(2)
	01/2020	BRL	4,100		1,013	0	(37)
	03/2020	RON	910	EUR	183	0	(5)

DUB	09/2019		$670	CNH	4,645	5	0
	09/2019		10	IDR	144,360	0	0

FBF	11/2019		102	TWD	3,187	2	0
	12/2019	ZAR	10,796		$715	0	(37)

GLM	07/2019	CHF	293		302	2	0
	07/2019	CLP	436,023		643	0	(1)
	07/2019		$301	NZD	458	6	0
	08/2019	MXN	15,127		$761	0	(22)
	08/2019	SEK	15,185		1,586	0	(54)
	08/2019		$5,474	RUB	360,441	179	0
	08/2019		3,965	SEK	36,685	0	(1)
	09/2019	CNH	4,210		$607	0	(6)
	09/2019	JPY	180,000		1,673	0	(6)
	09/2019	KRW	55,334		48	0	0
	09/2019	PEN	1,218		364	0	(5)
	09/2019		$643	CLP	436,023	1	0
	03/2020	EUR	186	RON	907	0	0

HUS	07/2019	BRL	19,085		$4,980	10	0
	07/2019	CNH	24,486		3,588	24	0
	07/2019	NZD	914		605	0	(9)
	07/2019		$2	ARS	113	0	0
	07/2019		4,993	BRL	19,085	0	(23)
	07/2019		9,283	CAD	12,513	272	0
	07/2019		3,721	CNH	25,541	0	(4)
	07/2019		1,199	NOK	10,442	26	0
	07/2019		434	TRY	2,510	0	(1)
	08/2019	BRL	19,085		$4,978	22	0
	08/2019	NOK	18,235		2,093	0	(47)
	08/2019		$450	EUR	397	3	0
	08/2019		817	HKD	6,398	3	0
	08/2019		2,280	JPY	245,500	7	(2)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	09/2019	CNH	30,417		$4,377	$0	$(48)
	09/2019	EUR	50	TRY	339	0	(1)
	09/2019		$2,351	CNH	16,187	7	(4)
	09/2019		105	IDR	1,517,539	1	0
	10/2019	INR	45,571		$620	0	(32)
	10/2019		$1,467	INR	106,332	54	0
	10/2019		685	RON	2,920	16	0
	11/2019	TWD	36,869		$1,178	0	(20)
	11/2019		$327	TWD	10,194	4	0
	12/2019	HKD	10,493		$1,342	0	(3)
	04/2020		$2,630	INR	192,989	66	0

IND	09/2019	MYR	6,210		$1,502	0	0
	09/2019		$94	JPY	10,000	0	(1)

JPM	07/2019	BRL	8,400		$2,205	17	0
	07/2019	CHF	603		602	0	(16)
	07/2019	CNH	1,277		188	2	0
	07/2019	EUR	1,404	RON	6,655	2	0
	07/2019	GBP	940		$1,183	0	(11)
	07/2019	INR	183,793		2,620	0	(43)
	07/2019	JPY	65,329		602	0	(4)
	07/2019	KRW	195,686		168	0	(1)
	07/2019		$2,191	BRL	8,400	0	(4)
	07/2019		2,741	CHF	2,688	15	(2)
	07/2019		168	DKK	1,105	1	0
	07/2019		1,374	INR	95,685	13	0
	07/2019		492	PEN	1,644	7	0
	07/2019		353	PLN	1,319	0	0
	07/2019		303	SEK	2,878	7	0
	07/2019		145	TRY	840	0	0
	07/2019		1,486	ZAR	21,635	49	0
	08/2019	CHF	1,479		$1,522	2	0
	08/2019	EUR	834		954	3	0
	08/2019	GBP	1,913		2,503	68	0
	08/2019	MXN	4,127		208	0	(5)
	09/2019	CNH	5,024		724	0	(7)
	09/2019		$1,448	COP	4,889,771	66	0
	09/2019		592	IDR	8,546,248	7	0
	10/2019	RON	6,655	EUR	1,391	0	(2)
	10/2019		$563	DKK	3,665	0	0
	11/2019	TWD	9,707		$310	0	(6)
	05/2020	INR	95,685		1,328	0	(8)

MSB	07/2019	CNH	3,093		453	2	0
	07/2019	RUB	77,813		1,199	0	(30)
	07/2019		$122	CLP	83,425	1	0
	09/2019		232	RUB	15,374	8	0
	03/2020	RON	912	EUR	184	0	(5)

MYI	07/2019	AUD	874		$609	0	(4)
	07/2019	CHF	306		307	0	(7)
	07/2019	DKK	36,368		5,524	0	(16)
	07/2019	NOK	10,320		1,216	7	0
	08/2019	SEK	2		0	0	0
	08/2019		$8,667	AUD	12,398	50	0
	08/2019		10,996	CHF	10,965	283	0
	08/2019		448	HKD	3,506	1	0
	12/2019	HKD	3,506		$448	0	(1)
	06/2021		$15	EUR	12	0	(1)

NGF	09/2019	TRY	939		138	1	0
	09/2019		$563	CNH	3,903	4	0

RBC	09/2019		1,587	JPY	170,000	0	(2)

RYL	08/2019	SEK	1,015		$108	0	(2)
	10/2019	RON	954	EUR	200	0	0
	10/2019		$298	RON	1,256	4	0
	03/2020	EUR	197		954	0	0

SCX	07/2019	BRL	19,505		$4,839	0	(240)
	07/2019	GBP	716		911	2	0
	07/2019	JPY	164,418		1,515	0	(10)
	07/2019	KRW	702,495		603	0	(4)
	07/2019		$5,090	BRL	19,505	0	(10)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	25

Schedule of Investments PIMCO Global Bond Opportunities Portfolio (Unhedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	07/2019		$1,497	GBP	1,185	$8	$0
	07/2019		606	JPY	65,618	3	0
	07/2019		687	RUB	45,570	32	0
	08/2019	EUR	926		$1,042	0	(15)
	08/2019		$1,500	EUR	1,332	20	0
	08/2019		913	GBP	716	0	(2)
	08/2019		247	JPY	26,600	1	0
	09/2019	CNH	5,340		$770	0	(7)
	09/2019		$602	CNH	4,162	4	0
	11/2019		499	TWD	15,564	7	0

SSB	07/2019		1,268	INR	88,109	9	0
	08/2019	AUD	324		$227	0	(1)
	08/2019	CHF	131		132	0	(3)
	08/2019	HKD	23,316		2,981	0	(4)
	08/2019		$2,229	SEK	21,025	42	0
	05/2020	INR	95,851		$1,333	0	(5)

TOR	07/2019		$254	CLP	175,793	6	0
	08/2019		127	GBP	100	1	0

UAG	07/2019	NZD	1,830		$1,212	0	(18)
	07/2019	SEK	14,165		1,528	2	0
	07/2019	TRY	5,853		983	0	(26)
	08/2019	EUR	9,560		10,818	0	(91)
	08/2019	HKD	4,125		527	0	(1)
	08/2019		$1,532	SEK	14,166	0	(2)
	09/2019	KRW	809,757		$702	1	0
	09/2019		$2,690	MYR	11,180	14	0
	03/2020	EUR	385	RON	1,874	1	0

Total Forward Foreign Currency Contracts						$2,606	$(1,673)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC AUD versus USD	$	0.620	07/18/2019	12,000	$1	$0
	Call - OTC EUR versus USD		1.235	07/11/2019	12,000	1	0
	Call - OTC USD versus CAD	CAD	1.410	07/12/2019	8,000	1	0
	Call - OTC USD versus CAD		1.390	07/19/2019	1,000	0	0
	Call - OTC USD versus JPY	JPY	113.150	07/22/2019	8,000	1	0

BPS	Call - OTC EUR versus USD	$	1.220	07/10/2019	12,000	1	0

HUS	Call - OTC AUD versus CAD	CAD	0.940	09/13/2019	2,200	6	5
	Call - OTC USD versus INR	INR	82.000	10/16/2019	3,500	25	1

						$36	$6

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
MYC	Put - OTC 2-Year Interest Rate Swap	3-Month JPY-LIBOR	Receive	0.147%	06/29/2020	165,000	$2	$2

Total Purchased Options							$38	$8

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900%	08/21/2019	400	$0	$ 0

CBK	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950	08/21/2019	700	(1)	0

DUB	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950	09/18/2019	400	0	0

FBF	Put - OTC CDX.IG-32 5-Year Index	Sell	1.050	09/18/2019	100	0	0

GST	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400	09/18/2019	500	(1)	0
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	08/21/2019	800	(1)	0

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950%	09/18/2019	500	$ (1)	$ (1)
	Put - OTC iTraxx Europe 30 5-Year Index	Sell	2.400	09/18/2019	500	(1)	0

MYC	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	08/21/2019	400	0	0

						$ (5)	$ (1)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Put - OTC USD versus COP	COP	3,165.000	08/29/2019	1,000	$(8)	$(8)
	Put - OTC USD versus ZAR	ZAR	14.200	07/18/2019	750	(4)	(12)

HUS	Put - OTC AUD versus CAD	CAD	0.905	09/13/2019	2,200	(7)	(8)
	Put - OTC USD versus CNH	CNH	6.795	07/22/2019	1,510	(4)	(4)
	Call - OTC USD versus CNH		6.945	07/22/2019	1,510	(3)	(4)

						$(26)	$(36)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Put - OTC 2-Year Interest Rate Swap	3-Month JPY-LIBOR	Pay	0.047%	06/29/2020	331,000	$(1)	$(1)

Total Written Options							$(32)	$(38)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2019(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BOA	Japan Government International Bond	(1.000)%	Quarterly	06/20/2022	0.103%	$	100	$(3)	$0	$0	$(3)

BPS	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.103		1,000	(36)	10	0	(26)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.245		800	(20)	(4)	0	(24)

BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.329		300	(6)	(2)	0	(8)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.103		800	(28)	7	0	(21)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.245		900	(23)	(3)	0	(26)

CBK	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.103		400	(14)	3	0	(11)

GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.329		700	(13)	(5)	0	(18)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.103		700	(24)	5	0	(19)

HUS	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.245		300	(7)	(2)	0	(9)

JPM	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.245		400	(10)	(2)	0	(12)

								$(184)	$7	$0	$(177)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2019(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
JPM	South Africa Government International Bond	1.000%	Quarterly	06/20/2023	1.389%	$	100	$(5)	$4	$0	$(1)

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	1-Year ILS-TELBOR	1.950%	Annual	06/20/2028	ILS	2,900	$(38)	$(2)	$0	$(40)

BRC	Pay	1-Year ILS-TELBOR	1.950	Annual	06/20/2028		2,900	0	41	41	0

JPM	Pay	1-Year ILS-TELBOR	1.018	Annual	03/01/2024		16,200	0	76	76	0

								$(38)	$115	$117	$(40)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	27

Schedule of Investments PIMCO Global Bond Opportunities Portfolio (Unhedged) (Cont.)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BRC	Receive	iBoxx USD Liquid High Yield Index	N/A	2.387% (3-Month USD-LIBOR)	Maturity	03/20/2020	$900	$5	$(30)	$0	$(25)

GST	Receive	iBoxx USD Liquid High Yield Index	N/A	2.387% (3-Month USD-LIBOR)	Maturity	09/20/2019	700	0	(52)	0	(52)

JPM	Receive	iBoxx USD Liquid High Yield Index	N/A	2.387% (3-Month USD-LIBOR)	Maturity	09/20/2019	500	1	(30)	0	(29)

MYC	Receive	iBoxx USD Liquid High Yield Index	N/A	2.387% (3-Month USD-LIBOR)	Maturity	09/20/2019	600	1	(36)	0	(35)

								$7	$(148)	$0	$(141)

Total Swap Agreements								$(220)	$(22)	$117	$(359)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
BOA	$236	$0	$0	$236	$(141)	$0	$(3)	$(144)	$92	$(180)	$(88)
BPS	296	0	0	296	(57)	0	(90)	(147)	149	0	149
BRC	7	0	41	48	(50)	0	(80)	(130)	(82)	0	(82)
BSS	41	0	0	41	(63)	0	0	(63)	(22)	0	(22)
CBK	543	0	0	543	(419)	0	(11)	(430)	113	0	113
DUB	5	0	0	5	0	0	0	0	5	(20)	(15)
FBF	2	0	0	2	(37)	0	0	(37)	(35)	0	(35)
GLM	188	0	0	188	(95)	(20)	0	(115)	73	0	73
GST	0	0	0	0	0	(1)	(89)	(90)	(90)	0	(90)
HUS	515	6	0	521	(194)	(16)	(9)	(219)	302	0	302
IND	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
JPM	259	0	76	335	(109)	0	(42)	(151)	184	(120)	64
MSB	11	0	0	11	(35)	0	0	(35)	(24)	0	(24)
MYC	0	2	0	2	0	(1)	(35)	(36)	(34)	116	82
MYI	341	0	0	341	(29)	0	0	(29)	312	(260)	52
NGF	5	0	0	5	0	0	0	0	5	0	5
RBC	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
RYL	4	0	0	4	(2)	0	0	(2)	2	0	2
SCX	77	0	0	77	(288)	0	0	(288)	(211)	0	(211)
SSB	51	0	0	51	(13)	0	0	(13)	38	0	38
TOR	7	0	0	7	0	0	0	0	7	0	7
UAG	18	0	0	18	(138)	0	0	(138)	(120)	0	(120)

Total Over the Counter	$2,606	$8	$117	$2,731	$(1,673)	$(38)	$(359)	$(2,070)

(n)

Securities with an aggregate market value of $286 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Receive represents that the Portfolio receives payments for any positive net return on the underlying reference. The Portfolio makes payments for any negative net return on such underlying reference. Pay represents that the Portfolio receives payments for any negative net return on the underlying reference. The Portfolio makes payments for any positive net return on such underlying reference.

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	68	68
Swap Agreements	0	18	0	0	360	378

	$0	$18	$0	$0	$429	$447

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,606	$0	$2,606
Purchased Options	0	0	0	6	2	8
Swap Agreements	0	0	0	0	117	117

	$0	$0	$0	$2,612	$119	$2,731

	$0	$18	$0	$2,612	$548	$3,178

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$24	$24
Futures	0	0	0	0	191	191
Swap Agreements	0	0	0	0	143	143

	$0	$0	$0	$0	$358	$358

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,673	$0	$1,673
Written Options	0	1	0	36	1	38
Swap Agreements	0	178	0	0	181	359

	$0	$179	$0	$1,709	$182	$2,070

	$0	$179	$0	$1,709	$540	$2,428

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(11)	$(11)
Written Options	0	0	0	0	23	23
Futures	0	0	0	0	(2,071)	(2,071)
Swap Agreements	0	24	0	0	709	733

	$0	$24	$0	$0	$(1,350)	$(1,326)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,453	$0	$1,453
Purchased Options	0	0	0	(34)	0	(34)
Written Options	0	20	0	77	3	100
Swap Agreements	0	(32)	0	(1,751)	(9)	(1,792)

	$0	$(12)	$0	$(255)	$(6)	$(273)

	$0	$12	$0	$(255)	$(1,356)	$(1,599)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	29

Schedule of Investments PIMCO Global Bond Opportunities Portfolio (Unhedged) (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(2)	$(2)
Written Options	0	0	0	0	(1)	(1)
Futures	0	0	0	0	651	651
Swap Agreements	0	101	0	0	(1,800)	(1,699)

	$0	$101	$0	$0	$(1,152)	$(1,051)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,324	$0	$2,324
Purchased Options	0	0	0	(24)	0	(24)
Written Options	0	8	0	3	0	11
Swap Agreements	0	(4)	0	291	140	427

	$0	$4	$0	$2,594	$140	$2,738

	$0	$105	$0	$2,594	$(1,012)	$1,687

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$233	$0	$233
Australia
Corporate Bonds & Notes	0	626	0	626
Non-Agency Mortgage-Backed Securities	0	251	0	251
Sovereign Issues	0	628	0	628
Brazil
Corporate Bonds & Notes	0	1,963	0	1,963
Sovereign Issues	0	10,321	0	10,321
Canada
Corporate Bonds & Notes	0	3,997	0	3,997
Non-Agency Mortgage-Backed Securities	0	745	0	745
Sovereign Issues	0	1,067	0	1,067
Cayman Islands
Asset-Backed Securities	0	3,989	0	3,989
Corporate Bonds & Notes	0	1,273	0	1,273
China
Sovereign Issues	0	7,861	0	7,861
Denmark
Corporate Bonds & Notes	0	8,657	0	8,657
France
Corporate Bonds & Notes	0	1,462	0	1,462
Sovereign Issues	0	8,343	0	8,343
Germany
Corporate Bonds & Notes	0	2,705	0	2,705
Sovereign Issues	0	248	0	248
Guernsey, Channel Islands
Corporate Bonds & Notes	0	820	0	820
Indonesia
Corporate Bonds & Notes	0	211	0	211
Ireland
Asset-Backed Securities	0	1,736	0	1,736
Corporate Bonds & Notes	0	599	0	599
Israel
Sovereign Issues	0	431	0	431
Italy
Corporate Bonds & Notes	0	572	0	572
Sovereign Issues	0	3,960	0	3,960
Japan
Corporate Bonds & Notes	0	1,847	0	1,847
Sovereign Issues	0	9,044	0	9,044
Kuwait
Sovereign Issues	0	1,706	0	1,706

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Lithuania
Sovereign Issues	$0	$425	$0	$425
Luxembourg
Corporate Bonds & Notes	0	1,829	0	1,829
Netherlands
Asset-Backed Securities	0	1,648	0	1,648
Corporate Bonds & Notes	0	5,308	0	5,308
Norway
Corporate Bonds & Notes	0	608	0	608
Sovereign Issues	0	196	0	196
Peru
Sovereign Issues	0	3,949	0	3,949
Qatar
Sovereign Issues	0	3,434	0	3,434
Saudi Arabia
Sovereign Issues	0	3,683	0	3,683
Singapore
Corporate Bonds & Notes	0	404	0	404
South Korea
Corporate Bonds & Notes	0	199	0	199
Spain
Corporate Bonds & Notes	0	438	0	438
Sovereign Issues	0	8,422	0	8,422
Supranational
Corporate Bonds & Notes	0	1,039	0	1,039
Sweden
Corporate Bonds & Notes	0	6,731	0	6,731
Switzerland
Corporate Bonds & Notes	0	1,341	0	1,341
Sovereign Issues	0	157	0	157
United Arab Emirates
Sovereign Issues	0	1,226	0	1,226
United Kingdom
Corporate Bonds & Notes	0	10,201	0	10,201
Non-Agency Mortgage-Backed Securities	0	7,085	0	7,085
Preferred Securities	0	261	0	261
United States
Asset-Backed Securities	0	11,331	0	11,331
Corporate Bonds & Notes	0	23,155	0	23,155
Loan Participations and Assignments	0	771	0	771
Non-Agency Mortgage-Backed Securities	0	11,774	0	11,774
U.S. Government Agencies	0	51,634	0	51,634
U.S. Treasury Obligations	0	16,569	0	16,569

30	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Short-Term Instruments
Repurchase Agreements	$0	$478	$0	$478
South Africa Treasury Bills	0	773	0	773

	$0	$250,364	$0	$250,364

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$8,281	$0	$0	$8,281

Total Investments	$8,281	$250,364	$0	$258,645

Short Sales, at Value - Liabilities
Canada
Sovereign Issues	$0	$(2,576)	$0	$(2,576)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$68	$379	$0	$447
Over the counter	0	2,731	0	2,731

	$68	$3,110	$0	$3,178

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(192)	(166)	0	(358)
Over the counter	0	(2,070)	0	(2,070)

	$(192)	$(2,236)	$0	$(2,428)

Total Financial Derivative Instruments	$(124)	$874	$0	$750

Totals	$8,157	$248,662	$0	$256,819

There were no significant transfers into or out of Level 3 during the period ended June 30, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	31

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Global Bond Opportunities Portfolio (Unhedged) (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

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allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification (“ASC”) 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market

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Notes to Financial Statements (Cont.)

value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board.

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Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close).

Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the

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Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2019 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$3,372	$4,178	$0	$0	$1	$7,551	$77	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$13	$43,045	$(42,330)	$2	$0	$730	$45	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks.

When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it

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Notes to Financial Statements (Cont.)

is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer

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may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Payment In-Kind Securities  (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

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Notes to Financial Statements (Cont.)

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign

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currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future

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Notes to Financial Statements (Cont.)

investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for

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the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

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Notes to Financial Statements (Cont.)

Cross-Currency Swap Agreements  are entered into to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

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Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

SEMIANNUAL REPORT	JUNE 30, 2019	45

Notes to Financial Statements (Cont.)

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

46	PIMCO VARIABLE INSURANCE TRUST

June 30, 2019 (Unaudited)

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.50%	0.50%	0.50%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At June 30, 2019, there were no recoverable amounts.

SEMIANNUAL REPORT	JUNE 30, 2019	47

Notes to Financial Statements (Cont.)

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$321,331	$315,292	$45,613	$36,975

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2019		Year Ended 12/31/2018

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	57	$629	150	$1,805

Administrative Class	1,331	14,815	2,204	26,588

Advisor Class	74	825	233	2,821
Issued as reinvestment of distributions

Institutional Class	12	134	62	692

Administrative Class	196	2,196	1,077	12,071

Advisor Class	26	297	152	1,707
Cost of shares redeemed

Institutional Class	(94)	(1,049)	(159)	(1,911)

Administrative Class	(1,819)	(20,264)	(4,177)	(50,215)

Advisor Class	(178)	(1,989)	(590)	(7,059)

Net increase (decrease) resulting from Portfolio share transactions	(395)	$(4,406)	(1,048)	$(13,501)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2019, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 62% of the Portfolio. One of the shareholders is a related party and comprises 27% of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

48	PIMCO VARIABLE INSURANCE TRUST

June 30, 2019 (Unaudited)

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2019, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2018, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Global Bond Opportunities Portfolio (Unhedged)	$571	$1,777

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)
$250,137	$17,461	$(10,971)	$6,490

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2019	49

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada

BPG	BNP Paribas Securities Corp.	GST	Goldman Sachs International	RCY	Royal Bank of Canada

BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland PLC

BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank

BSS	Banco Santander S.A.	JPM	JP Morgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.

CBK	Citibank N.A.	MSB	Morgan Stanley Bank, N.A	TDM	TD Securities (USA) LLC

CIB	Canadian Imperial Bank of Commerce	MYC	Morgan Stanley Capital Services, Inc.	TOR	Toronto Dominion Bank

DUB	Deutsche Bank AG	MYI	Morgan Stanley & Co. International PLC	UAG	UBS AG Stamford

FBF	Credit Suisse International	NGF	Nomura Global Financial Products, Inc.	UBS	UBS Securities LLC

FICC	Fixed Income Clearing Corporation

Currency Abbreviations:

ARS	Argentine Peso	GBP	British Pound	PEN	Peruvian New Sol

AUD	Australian Dollar	HKD	Hong Kong Dollar	PLN	Polish Zloty

BRL	Brazilian Real	IDR	Indonesian Rupiah	RON	Romanian New Leu

CAD	Canadian Dollar	ILS	Israeli Shekel	RUB	Russian Ruble

CHF	Swiss Franc	INR	Indian Rupee	SEK	Swedish Krona

CLP	Chilean Peso	JPY	Japanese Yen	SGD	Singapore Dollar

CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	TRY	Turkish New Lira

CNY	Chinese Renminbi (Mainland)	MXN	Mexican Peso	TWD	Taiwanese Dollar

COP	Colombian Peso	MYR	Malaysian Ringgit	USD (or $)	United States Dollar

DKK	Danish Krone	NOK	Norwegian Krone	ZAR	South African Rand

EUR	Euro	NZD	New Zealand Dollar

Exchange Abbreviations:

CBOT	Chicago Board of Trade	MSE	Montreal Stock Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

BADLARPP	Argentina Badlar Floating Rate Notes	CDX.IG	Credit Derivatives Index - Investment Grade	US0001M	1 Month USD Swap Rate

CDX.EM	Credit Derivatives Index - Emerging Markets	LIBOR03M	3 Month USD-LIBOR	US0003M	3 Month USD Swap Rate

Other Abbreviations:

ABS	Asset-Backed Security	DAC	Designated Activity Company	OIS	Overnight Index Swap

ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	PIK	Payment-in-Kind

BTP	Buoni del Tesoro Poliennali	JIBAR	Johannesburg Interbank Agreed Rate	TBA	To-Be-Announced

CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	TELBOR	Tel Aviv Inter-Bank Offered Rate

CLO	Collateralized Loan Obligation	OAT	Obligations Assimilables du Trésor	UMBS	Uniform Mortgage-Backed Security

50	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT08SAR_063019

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2019

PIMCO Global Core Bond (Hedged) Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2019

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.2% during the fourth quarter of 2018. For the first quarter of 2019, GDP growth rose to an annual pace of 3.1%. Finally, the Commerce Department’s initial reading for second quarter 2019 GDP, released after the reporting period ended, showed that the U.S. economy grew at a 2.1% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” With its December 2018 rate hike, the Fed increased the federal funds rate to a range between 2.25% and 2.50%. However, at its meeting in January 2019, the Fed tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” This stance was partially attributed to trade tensions and signs of slowing global growth, including weakening manufacturing data. Finally, at its meeting that concluded on July 31, 2019, after the reporting period ended, the Fed lowered the federal funds rate to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008.

Growth outside the U.S. continued, but the pace generally moderated. According to the International Monetary Fund (“IMF”), global growth is projected to be 3.3% in 2019, versus 3.6% in 2018. From a regional perspective, the U.S. economy is expected to expand 2.3% in 2019, compared to 2.9% in the prior year. Elsewhere, the IMF anticipates 2019 GDP growth in the eurozone, UK and Japan will be 1.3%, 1.2% and 1.0%, respectively. For comparison purposes, these economies expanded 1.8%, 1.4% and 0.8%, respectively, in 2018.

Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies. The ECB ended its quantitative easing program in December 2018 and indicated that it does not expect to raise interest rates, “at least through the first half of 2020.” Meanwhile, the Bank of England kept rates on hold for the reporting period.

Both short- and long-term U.S. Treasury yields declined. In our view, falling rates were partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the two-year U.S. Treasury note was 1.75% at the end of the reporting period, compared to 2.48% on December 31, 2018. Meanwhile, the yield on the benchmark 10-year U.S. Treasury note was 2.00% at the end of the reporting period, versus 2.69% on December 31, 2018. The Bloomberg Barclays Global Treasury Index (USD hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 5.52%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD hedged), a widely used index of global investment grade credit bonds, returned 8.22%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD hedged), a widely used index of below investment grade bonds, returned 10.05%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD hedged), returned 10.60%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 8.72%.

Global equities also produced strong results. Despite periods of volatility, U.S. equities moved sharply higher. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations and a more accommodative Fed. All told, U.S. equities, as represented by the S&P 500 Index, returned 18.54%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 10.59%, whereas global equities, as

2	PIMCO VARIABLE INSURANCE TRUST

represented by the MSCI World Index, returned 16.98%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 7.53%, and European equities, as represented by the MSCI Europe Index (in EUR), returned 16.24%.

Commodity prices fluctuated and largely moved higher. When the reporting period began, Brent crude oil was approximately $54 a barrel, but by the end, it was roughly $67 a barrel. Elsewhere, gold and copper prices also rose.

Finally, there were periods of volatility in the foreign exchange markets, due in part to signs of moderating global growth and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar strengthened against a number of other major currencies. For example, the U.S. dollar returned 0.82% and 0.45% versus the euro and British pound, respectively. However, the U.S. dollar fell 1.71% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2019	3

Important Information About the PIMCO Global Core Bond (Hedged) Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Global Core Bond (Hedged) Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well- diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of interest rate risk, especially as the Federal Reserve Board ended its quantitative easing program in October 2014 and raised interest rates several times thereafter before lowering them in July 2019. Interest rates may change in the future depending upon the Federal Reserve Board’s view of economic growth, inflation, employment and other market factors. To the extent the Federal Reserve Board raises interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

With respect to certain securities, the Portfolio may make different asset class, sector or geographical classifications for the purpose of monitoring compliance with investment guidelines than the classifications disclosed in this report.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Portfolio returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests are not known.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and

4	PIMCO VARIABLE INSURANCE TRUST

after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Global Core Bond (Hedged) Portfolio	05/02/11	—	05/02/11	—	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment

Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-PORT. The Portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov and are available without charge, upon request by calling the Portfolio at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Portfolio filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

SEMIANNUAL REPORT	JUNE 30, 2019	5

PIMCO Global Core Bond (Hedged) Portfolio

Cumulative Returns Through June 30, 2019

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Geographic Breakdown as of 06/30/2019†§

United States‡	47.6%

United Kingdom	7.8%

Japan	7.7%

Netherlands	3.1%

Canada	3.1%

Denmark	3.1%

Spain	3.0%

Sweden	2.7%

France	2.5%

Cayman Islands	2.3%

China	2.0%

Italy	1.8%

Saudi Arabia	1.4%

Brazil	1.4%

Qatar	1.2%

Other	6.6%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2019

	6 Months*	1 Year	5 Years	Inception≈
PIMCO Global Core Bond (Hedged) Portfolio Administrative Class	6.06%	6.68%	1.03%	1.59%
Bloomberg Barclays Global Aggregate (USD Hedged) Indexª ±	6.00%	7.80%	3.82%	4.09%♦

All Portfolio returns are net of fees and expenses.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 05/02/2011.

ª Prior to October 21, 2016, the Fund’s primary benchmark was the Bloomberg Barclays U.S. Aggregate Index.

± Bloomberg Barclays Global Aggregate (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end, were 0.76% for Administrative Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to peroid end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Global Core Bond (Hedged) Portfolio seeks total return which exceeds that of its benchmark by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Overweight exposure to duration in the United States contributed to relative performance, as yields fell.

»	Overweight exposure to core eurozone duration contributed to relative performance, as core eurozone yields — as shown by the euro swaps curve — fell.

»	Overweight exposure to high yield corporates contributed to relative performance, as spreads tightened.

»	Underweight exposure to duration in peripheral eurozone countries, specifically Italy, detracted from relative performance, as yields fell.

»	Underweight exposure to duration in the United Kingdom detracted from relative performance, as yields fell.

»	Positions in agency mortgage-backed securities detracted from relative performance, as spreads widened.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Global Core Bond (Hedged) Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2019 to June 30, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During Period*	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Administrative Class	$1,000.00	$1,060.60	$4.06	$1,000.00	$1,020.71	$3.99	0.80%

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	JUNE 30, 2019	7

Financial Highlights PIMCO Global Core Bond (Hedged) Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Loss	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Administrative Class

01/01/2019 - 06/30/2019+	$9.41	$0.11	$0.46	$0.57	$(0.11)	$0.00	$0.00	$(0.11)

12/31/2018	9.47	0.18	(0.08)	0.10	(0.16)	0.00	0.00	(0.16)

12/31/2017	9.21	0.15	0.24	0.39	(0.13)	0.00	0.00	(0.13)

12/31/2016	8.77	0.21	0.38	0.59	(0.15)	0.00	0.00	(0.15)

12/31/2015	9.42	0.14	(0.61)	(0.47)	0.00	0.00	(0.18)	(0.18)

12/31/2014	9.75	0.16	(0.30)	(0.14)	(0.19)	0.00	0.00	(0.19)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)

Effective October 21, 2016, the Portfolio’s Investment advisory fee was decreased by 0.15% to an annual rate of 0.25% and the Portfolio’s supervisory and administrative fee was decreased by 0.04% to an annual rate of 0.31%.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.87	6.06%	$106,509	0.80	%*	0.80	%*	0.71	%*	0.71	%*	2.28	%*	188%

9.41	1.05	110,302	0.76		0.76		0.71		0.71		1.87		327

9.47	4.29	107,869	0.76		0.76		0.71		0.71		1.61		292

9.21	6.78	107,052	0.91	(c)	0.91	(c)	0.86	(c)	0.86	(c)	2.31		342

8.77	(5.03)	214,181	0.90		0.90		0.90		0.90		1.50		256

9.42	(1.49)	218,872	0.90		0.90		0.90		0.90		1.59		145

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	9

Statement of Assets and Liabilities PIMCO Global Core Bond (Hedged) Portfolio

June 30, 2019 (Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$140,419
Investments in Affiliates	4,339
Financial Derivative Instruments
Exchange-traded or centrally cleared	178
Over the counter	336
Cash	1
Deposits with counterparty	1,850
Foreign currency, at value	387
Receivable for investments sold	2,246
Receivable for TBA investments sold	29,687
Interest and/or dividends receivable	662
Dividends receivable from Affiliates	10
Total Assets	180,115

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$7,203
Payable for sale-buyback transactions	2,158
Payable for short sales	1,336
Financial Derivative Instruments
Exchange-traded or centrally cleared	73
Over the counter	1,054
Payable for investments purchased	1,929
Payable for investments in Affiliates purchased	10
Payable for TBA investments purchased	59,509
Deposits from counterparty	10
Payable for Portfolio shares redeemed	265
Accrued investment advisory fees	21
Accrued supervisory and administrative fees	25
Accrued servicing fees	12
Other liabilities	1
Total Liabilities	73,606

Net Assets	$106,509

Net Assets Consist of:

Paid in capital	$104,539
Distributable earnings (accumulated loss)	1,970

Net Assets	$106,509

Net Assets:
Administrative Class	$106,509

Shares Issued and Outstanding:
Administrative Class	10,790

Net Asset Value Per Share Outstanding:

Administrative Class	$9.87

Cost of investments in securities	$138,652
Cost of investments in Affiliates	$4,369
Cost of foreign currency held	$387
Proceeds received on short sales	$1,286
Cost or premiums of financial derivative instruments, net	$342

* Includes repurchase agreements of:	$315

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Global Core Bond (Hedged) Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2019 (Unaudited)

Investment Income:

Interest, net of foreign taxes*	$1,573
Dividends	2
Dividends from Investments in Affiliates	77
Total Income	1,652

Expenses:

Investment advisory fees	134
Supervisory and administrative fees	166
Servicing fees - Administrative Class	80
Trustee fees	1
Interest expense	50
Miscellaneous expense	1
Total Expenses	432

Net Investment Income (Loss)	1,220

Net Realized Gain (Loss):

Investments in securities	635
Investments in Affiliates	1
Exchange-traded or centrally cleared financial derivative instruments	911
Over the counter financial derivative instruments	1,181
Short sales	(128)
Foreign currency	(562)

Net Realized Gain (Loss)	2,038

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	3,643
Investments in Affiliates	9
Exchange-traded or centrally cleared financial derivative instruments	(274)
Over the counter financial derivative instruments	(140)
Short sales	(49)
Foreign currency assets and liabilities	4

Net Change in Unrealized Appreciation (Depreciation)	3,193

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,451

* Foreign tax withholdings	$1

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	11

Statements of Changes in Net Assets PIMCO Global Core Bond (Hedged) Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$1,220	$2,125
Net realized gain (loss)	2,038	1,444
Net change in unrealized appreciation (depreciation)	3,193	(2,508)

Net Increase (Decrease) in Net Assets Resulting from Operations	6,451	1,061

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Administrative Class	(1,205)	(1,911)

Total Distributions(a)	(1,205)	(1,911)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(9,039)	3,283

Total Increase (Decrease) in Net Assets	(3,793)	2,433

Net Assets:

Beginning of period	110,302	107,869
End of period	$106,509	$110,302

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio

June 30, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 131.8%

ARGENTINA 0.1%

SOVEREIGN ISSUES 0.1%

Argentina Government International Bond
52.006% (BADLARPP + 2.000%) due 04/03/2022 ~(a)	ARS	1,680	$34
63.705% (ARLLMONP) due 06/21/2020 ~(a)		3,550	82

Total Argentina (Cost $255)			116

AUSTRALIA 0.4%

CORPORATE BONDS & NOTES 0.4%

Sydney Airport Finance Co. Pty. Ltd.
3.625% due 04/28/2026		$400	411

Total Australia (Cost $401)			411

BRAZIL 1.9%

CORPORATE BONDS & NOTES 0.7%

Odebrecht Oil & Gas Finance Ltd.
0.000% due 07/29/2019 (e)(g)		101	1

Petrobras Global Finance BV
6.125% due 01/17/2022		34	37
6.250% due 03/17/2024		400	439
7.375% due 01/17/2027		200	230

			707

SOVEREIGN ISSUES 1.2%

Brazil Letras do Tesouro Nacional
0.000% due 01/01/2020 (e)	BRL	5,100	1,289

Total Brazil (Cost $1,915)			1,996

CANADA 4.2%

CORPORATE BONDS & NOTES 0.5%

Air Canada Pass-Through Trust
3.300% due 07/15/2031		$97	99

Enbridge, Inc.
3.110% (US0003M + 0.700%) due 06/15/2020 ~		100	100

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	100	122

HSBC Bank Canada
3.300% due 11/28/2021		$200	206

			527

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.5%

Canadian Mortgage Pools
2.078% due 06/01/2020	CAD	149	114
2.278% due 07/01/2020		371	284
2.278% due 08/01/2020		111	84

Real Estate Asset Liquidity Trust
3.072% due 08/12/2053		90	70

			552

SOVEREIGN ISSUES 3.2%

Canada Housing Trust
2.400% due 12/15/2022		2,800	2,193

Canadian Government Real Return Bond
1.500% due 12/01/2044 (f)		118	115

Province of Alberta
1.250% due 06/01/2020		400	304

Province of Ontario
2.500% due 09/10/2021		$800	809

			3,421

Total Canada (Cost $4,468)			4,500

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CAYMAN ISLANDS 3.1%

ASSET-BACKED SECURITIES 2.6%

Avery Point CLO Ltd.
3.721% due 01/18/2025 •		$134	$134

B&M CLO Ltd.
3.331% due 04/16/2026 •		240	239

Cent CLO Ltd.
3.667% due 10/15/2026 •		300	300

Evans Grove CLO Ltd.
3.441% due 05/28/2028 •		100	99

Flagship Ltd.
3.712% due 01/20/2026 •		98	98

JMP Credit Advisors CLO Ltd.
3.438% due 01/17/2028 •		300	299

LCM LP
3.632% due 10/20/2027 •		300	300

Monarch Grove CLO
3.460% due 01/25/2028 •		300	299

Sudbury Mill CLO Ltd.
3.738% due 01/17/2026 •		336	336

TICP CLO Ltd.
3.601% due 04/20/2028		300	297

Venture CLO Ltd.
3.667% due 04/15/2027		100	100

Zais CLO Ltd.
3.747% due 04/15/2028 •		300	301

			2,802

CORPORATE BONDS & NOTES 0.5%

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022		170	164

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 (c)		697	178

Sands China Ltd.
5.400% due 08/08/2028		200	218

			560

Total Cayman Islands (Cost $3,693)			3,362

CHINA 2.7%

SOVEREIGN ISSUES 2.7%

China Development Bank
3.050% due 08/25/2026	CNY	1,300	181
3.180% due 04/05/2026		2,500	351
3.680% due 02/26/2026		2,900	421
3.740% due 09/10/2025		1,600	233
4.040% due 04/10/2027		1,700	251
4.040% due 07/06/2028		400	59
4.150% due 10/26/2025		400	60
4.240% due 08/24/2027		3,900	584
4.880% due 02/09/2028		3,600	563

China Government International Bond
2.950% due 06/16/2023		300	44
3.220% due 12/06/2025		300	44
3.290% due 10/18/2023		900	132

Total China (Cost $2,927)			2,923

DENMARK 4.2%

CORPORATE BONDS & NOTES 4.2%

Jyske Realkredit A/S
1.500% due 10/01/2037	DKK	788	124
1.500% due 10/01/2050		2,000	311
2.000% due 10/01/2047		1,136	179

Nordea Kredit Realkreditaktieselskab
1.500% due 10/01/2037		764	121
1.500% due 10/01/2050		1,500	233
2.000% due 10/01/2047		3,645	573
2.000% due 10/01/2050		1,256	198
2.500% due 10/01/2047		1	0
3.000% due 10/01/2047		31	5

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nykredit Realkredit A/S
1.500% due 10/01/2037	DKK	469	$74
1.500% due 10/01/2050		6,200	962
2.000% due 10/01/2047		4,734	746
2.500% due 10/01/2036		81	13
2.500% due 10/01/2047		9	1

Realkredit Danmark A/S
2.000% due 10/01/2047		5,838	919
2.500% due 07/01/2036		42	7
2.500% due 07/01/2047		89	14

Total Denmark (Cost $4,253)			4,480

FRANCE 3.5%

CORPORATE BONDS & NOTES 1.9%

Altice France S.A.
7.375% due 05/01/2026		$300	308

BNP Paribas S.A.
3.375% due 01/23/2026	GBP	100	135

Credit Agricole S.A.
3.601% (US0003M + 1.020%) due 04/24/2023 ~		$250	250

Danone S.A.
3.000% due 06/15/2022		200	204

Dexia Credit Local S.A.
1.875% due 09/15/2021		900	898

Electricite de France S.A.
4.600% due 01/27/2020		200	202

			1,997

SOVEREIGN ISSUES 1.6%

France Government International Bond
2.000% due 05/25/2048	EUR	900	1,318
3.250% due 05/25/2045		200	360

			1,678

Total France (Cost $3,330)			3,675

GERMANY 1.1%

CORPORATE BONDS & NOTES 1.1%

Deutsche Bank AG
3.407% (US0003M + 0.815%) due 01/22/2021 ~		$200	197
3.855% (US0003M + 1.290%) due 02/04/2021 ~		150	149
4.250% due 10/14/2021		500	507

IHO Verwaltungs GmbH (6.000% Cash and 6.750% PIK)
6.000% due 05/15/2027 (c)		200	202

Landwirtschaftliche Rentenbank
4.250% due 01/24/2023	AUD	100	77

Total Germany (Cost $1,124)			1,132

IRELAND 0.8%

ASSET-BACKED SECURITIES 0.3%

Toro European CLO DAC
0.900% due 10/15/2030 •	EUR	300	342

CORPORATE BONDS & NOTES 0.5%

Iberdrola Finance Ireland DAC
5.000% due 09/11/2019		$300	301

SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021		200	200

			501

Total Ireland (Cost $851)			843

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	13

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ISRAEL 0.2%

SOVEREIGN ISSUES 0.2%

Israel Government International Bond
3.250% due 01/17/2028		$200	$211

Total Israel (Cost $199)			211

ITALY 2.5%

CORPORATE BONDS & NOTES 0.4%

UniCredit SpA
7.830% due 12/04/2023		350	400

SOVEREIGN ISSUES 2.1%

Italy Buoni Poliennali Del Tesoro
2.100% due 07/15/2026	EUR	400	468
2.500% due 11/15/2025		400	481
3.000% due 08/01/2029		700	863

Italy Government International Bond
6.000% due 08/04/2028	GBP	300	449

			2,261

Total Italy (Cost $2,673)			2,661

JAPAN 10.3%

CORPORATE BONDS & NOTES 1.3%

Central Nippon Expressway Co. Ltd.
2.362% due 05/28/2021		$500	500

Mitsubishi UFJ Financial Group, Inc.
2.950% due 03/01/2021		200	202
3.455% due 03/02/2023		300	308

Mizuho Financial Group, Inc.
3.922% due 09/11/2024 •		300	314

Takeda Pharmaceutical Co. Ltd.
1.125% due 11/21/2022	EUR	100	118

			1,442

SOVEREIGN ISSUES 9.0%

Development Bank of Japan, Inc.
3.125% due 09/06/2023		$500	520

Japan Bank for International Cooperation
2.375% due 07/21/2022		200	202
3.250% due 07/20/2023		200	209

Japan Finance Organization for Municipalities
2.125% due 04/13/2021		600	599

Japan Government International Bond
0.100% due 03/10/2028 (f)	JPY	90,894	881
0.100% due 03/20/2029		110,000	1,047
0.400% due 03/20/2036		210,000	2,035
0.500% due 09/20/2046		136,000	1,317
0.500% due 03/20/2049		90,000	867
0.700% due 12/20/2048		164,000	1,666

Tokyo Metropolitan Government
2.000% due 05/17/2021		$300	299

			9,642

Total Japan (Cost $10,745)			11,084

KUWAIT 0.7%

SOVEREIGN ISSUES 0.7%

Kuwait International Government Bond
3.500% due 03/20/2027		700	746

Total Kuwait (Cost $695)			746

LITHUANIA 0.2%

SOVEREIGN ISSUES 0.2%

Lithuania Government International Bond
6.125% due 03/09/2021		200	213

Total Lithuania (Cost $209)			213

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LUXEMBOURG 0.8%

CORPORATE BONDS & NOTES 0.8%

Emerald Bay S.A.
0.000% due 10/08/2020 (e)	EUR	286	$315

Holcim U.S. Finance SARL & Cie SCS
6.000% due 12/30/2019		$100	101

Medtronic Global Holdings S.C.A.
0.000% due 12/02/2022 (b)(e)	EUR	200	228

NORD/LB Luxembourg S.A. Covered Bond Bank
2.875% due 02/16/2021		$200	202

Total Luxembourg (Cost $845)			846

NETHERLANDS 4.3%

ASSET-BACKED SECURITIES 1.0%

Babson Euro CLO BV
0.509% due 10/25/2029 •	EUR	250	283

Dryden Euro CLO BV
0.880% due 01/15/2030 •		250	284

Jubilee CLO BV
0.482% due 12/15/2029 •		400	454

			1,021

CORPORATE BONDS & NOTES 3.3%

British Transco International Finance BV
0.000% due 11/04/2021 (e)		$200	188

Cooperatieve Rabobank UA
3.016% (US0003M + 0.430%) due 04/26/2021 ~		250	251
3.193% (US0003M + 0.860%) due 09/26/2023 ~		300	300
3.875% due 09/26/2023		300	317

Deutsche Telekom International Finance BV
2.820% due 01/19/2022		200	202

ING Bank NV
2.625% due 12/05/2022		1,500	1,530

Mylan NV
3.750% due 12/15/2020		100	101

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (g)	EUR	50	70

Syngenta Finance NV
3.698% due 04/24/2020		$200	201

Teva Pharmaceutical Finance Netherlands BV
1.700% due 07/19/2019		100	100
3.250% due 04/15/2022	EUR	200	225

			3,485

Total Netherlands (Cost $4,446)			4,506

NORWAY 0.4%

CORPORATE BONDS & NOTES 0.3%

DNB Boligkreditt A/S
2.500% due 03/28/2022		$300	304

SOVEREIGN ISSUES 0.1%

Norway Government International Bond
3.750% due 05/25/2021	NOK	1,100	135

Total Norway (Cost $453)			439

PERU 0.7%

SOVEREIGN ISSUES 0.7%

Peru Government International Bond
5.940% due 02/12/2029	PEN	800	265
6.350% due 08/12/2028		800	273
6.950% due 08/12/2031		500	178

Total Peru (Cost $675)			716

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
POLAND 0.2%

SOVEREIGN ISSUES 0.2%

Poland Government International Bond
2.250% due 04/25/2022	PLN	900	$245

Total Poland (Cost $226)			245

QATAR 1.6%

SOVEREIGN ISSUES 1.6%

Qatar Government International Bond
3.875% due 04/23/2023		$1,000	1,050
4.000% due 03/14/2029		200	216
4.500% due 04/23/2028		400	448

Total Qatar (Cost $1,596)			1,714

RUSSIA 0.7%

SOVEREIGN ISSUES 0.7%

Russia Government International Bond
7.250% due 05/10/2034	RUB	35,800	559
7.950% due 10/07/2026		14,500	238

Total Russia (Cost $758)			797

SAUDI ARABIA 1.9%

SOVEREIGN ISSUES 1.9%

Saudi Government International Bond
2.375% due 10/26/2021		$1,000	1,000
2.875% due 03/04/2023		300	304
3.250% due 10/26/2026		200	204
4.000% due 04/17/2025		400	426
4.500% due 04/17/2030		100	109

Total Saudi Arabia (Cost $1,988)			2,043

SINGAPORE 0.3%

CORPORATE BONDS & NOTES 0.3%

BOC Aviation Ltd.
2.750% due 09/18/2022		200	200

DBS Bank Ltd.
3.300% due 11/27/2021		100	102

Total Singapore (Cost $299)			302

SOUTH KOREA 1.2%

SOVEREIGN ISSUES 1.2%

Korea Government International Bond
2.125% due 06/10/2027	KRW	125,000	113
2.375% due 12/10/2027		150,000	138
2.375% due 12/10/2028		630,000	583
2.625% due 06/10/2028		250,000	235
5.500% due 03/10/2028		150,000	173

Total South Korea (Cost $1,236)			1,242

SPAIN 4.1%

CORPORATE BONDS & NOTES 1.2%

Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(g)(h)	EUR	200	234

Banco Santander S.A.
6.250% due 09/11/2021 •(g)(h)		200	240

Merlin Properties Socimi S.A.
2.225% due 04/25/2023		400	485

Telefonica Emisiones S.A.
5.134% due 04/27/2020		$300	306

			1,265

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 2.9%

Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	50	$61
4.950% due 02/11/2020		400	468

Spain Government International Bond
0.250% due 07/30/2024		500	581
0.600% due 10/31/2029		750	866
1.400% due 07/30/2028		600	748
1.450% due 04/30/2029		200	251
2.700% due 10/31/2048		100	150

			3,125

Total Spain (Cost $4,347)			4,390

SWEDEN 3.7%

CORPORATE BONDS & NOTES 3.7%

Lansforsakringar Hypotek AB
1.250% due 09/20/2023	SEK	5,300	598
2.250% due 09/21/2022		5,000	578

Nordea Hypotek AB
1.000% due 04/08/2022		8,300	920

Stadshypotek AB
1.500% due 12/15/2021		4,000	447
4.500% due 09/21/2022		7,000	863

Sveriges Sakerstallda Obligationer AB
1.250% due 06/15/2022		2,000	224
2.000% due 06/17/2026		1,000	119

Swedbank Hypotek AB
1.000% due 09/15/2021		1,800	198

Total Sweden (Cost $4,040)			3,947

SWITZERLAND 0.8%

CORPORATE BONDS & NOTES 0.8%

UBS AG
2.200% due 06/08/2020		$200	200
2.450% due 12/01/2020		200	200
3.000% (US0003M + 0.480%) due 12/01/2020 ~		200	201
5.125% due 05/15/2024 (h)		200	212

Total Switzerland (Cost $804)			813

UNITED ARAB EMIRATES 0.5%

SOVEREIGN ISSUES 0.5%

Emirate of Abu Dhabi Government International Bond
2.500% due 10/11/2022		300	302
3.125% due 10/11/2027		200	208

Total United Arab Emirates (Cost $498)			510

UNITED KINGDOM 10.5%

CORPORATE BONDS & NOTES 7.2%

Barclays Bank PLC
7.625% due 11/21/2022 (h)		500	546

Barclays PLC
3.948% (US0003M + 1.430%) due 02/15/2023 ~		300	299
4.610% due 02/15/2023 •		300	311
6.500% due 09/15/2019 •(g)(h)	EUR	200	230
7.125% due 06/15/2025 •(g)(h)	GBP	200	266
8.000% due 12/15/2020 •(g)(h)	EUR	200	246

British Telecommunications PLC
9.625% due 12/15/2030		$100	151

HSBC Holdings PLC
3.000% due 07/22/2028 •	GBP	100	133
3.086% (US0003M + 0.650%) due 09/11/2021 ~		$600	601
3.120% (US0003M + 0.600%) due 05/18/2021 ~		200	200
5.875% due 09/28/2026 •(g)(h)	GBP	200	267

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lloyds Bank PLC
4.875% due 03/30/2027	GBP	500	$792
5.125% due 03/07/2025		400	613

Marks & Spencer PLC
3.000% due 12/08/2023		100	130

Natwest Markets PLC
0.625% due 03/02/2022	EUR	600	686

Royal Bank of Scotland Group PLC
3.899% (US0003M + 1.550%) due 06/25/2024 ~		$500	499
7.500% due 08/10/2020 •(g)(h)		200	205

Santander UK Group Holdings PLC
2.875% due 08/05/2021		300	301
4.796% due 11/15/2024 •		600	638

Tesco Property Finance PLC
5.744% due 04/13/2040	GBP	48	80

Virgin Media Secured Finance PLC
4.875% due 01/15/2027		100	131
5.000% due 04/15/2027		100	131

Virgin Money PLC
2.250% due 04/21/2020		200	256

			7,712

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.3%

Alba PLC
0.985% due 11/25/2042 •		344	415

Eurosail PLC
1.739% (BP0003M + 0.950%) due 06/13/2045 ~		481	610

Lanark Master Issuer PLC
1.619% (BP0003M + 0.820%) due 12/22/2069 ~		200	255

Newgate Funding PLC
0.916% due 12/15/2050 •		116	146

Ripon Mortgages PLC
1.604% due 08/20/2056 •		547	694

RMAC Securities PLC
0.963% due 06/12/2044 •		274	330

Silverstone Master Issuer PLC
0.000% due 01/21/2070 •		200	255

Southern Pacific Financing PLC
0.966% due 06/10/2043 •		135	170

Towd Point Mortgage Funding PLC
1.604% (BP0003M + 0.800%) due 02/20/2045 ~		182	229
1.855% due 10/20/2051 •		300	382

			3,486

		SHARES
PREFERRED SECURITIES 0.0%

Nationwide Building Society
10.250% ~		250	48

Total United Kingdom (Cost $11,797)			11,246

		PRINCIPAL AMOUNT (000S)
UNITED STATES 60.7%

ASSET-BACKED SECURITIES 4.5%

Accredited Mortgage Loan Trust
2.534% due 02/25/2037 •		$8	8

Argent Securities Trust
2.554% due 07/25/2036 •		379	164
2.564% due 05/25/2036 •		662	250

Bear Stearns Asset-Backed Securities Trust
2.724% due 01/25/2047 •		34	34

Countrywide Asset-Backed Certificates
2.544% due 07/25/2037 ^•		200	178
2.544% due 07/25/2037 •		71	65
4.763% due 07/25/2036 ~		28	29

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Asset-Backed Certificates Trust
3.654% due 07/25/2035 •		$700	$710

Credit-Based Asset Servicing & Securitization Mortgage Loan Trust
3.816% due 03/25/2037 ^þ		277	156

First Franklin Mortgage Loan Trust
3.679% due 07/25/2034 •		127	128

GSAA Home Equity Trust
2.854% due 08/25/2037 •		55	54

Home Equity Mortgage Loan Asset-Backed Trust
2.644% due 04/25/2037 •		292	224

MASTR Asset-Backed Securities Trust
2.614% due 05/25/2037 •		354	340

Morgan Stanley ABS Capital, Inc. Trust
2.634% due 10/25/2036 •		617	394

Morgan Stanley Mortgage Loan Trust
6.000% due 02/25/2037 ^~		30	28

New Century Home Equity Loan Trust
3.700% due 06/20/2031 ~		424	429

NovaStar Mortgage Funding Trust
2.534% due 03/25/2037 •		611	465

Option One Mortgage Loan Trust
2.544% due 03/25/2037 •		73	67

Renaissance Home Equity Loan Trust
5.294% due 01/25/2037 þ		366	194

Soundview Home Loan Trust
2.654% due 11/25/2036 •		300	283

Structured Asset Investment Loan Trust
4.129% due 10/25/2034 •		232	235

Terwin Mortgage Trust
3.344% due 11/25/2033 •		6	5

Toyota Auto Loan Extended Note Trust
2.560% due 11/25/2031		300	304

			4,744

CORPORATE BONDS & NOTES 13.4%

AbbVie, Inc.
2.900% due 11/06/2022		300	302

Allergan Sales LLC
5.000% due 12/15/2021		200	209

American Honda Finance Corp.
2.915% (US0003M + 0.350%) due 11/05/2021 ~		100	100

American Tower Corp.
2.800% due 06/01/2020		100	100
3.800% due 08/15/2029		200	207

Andeavor Logistics LP
5.500% due 10/15/2019		100	101

AT&T, Inc.
1.800% due 09/05/2026	EUR	200	247
3.270% (US0003M + 0.750%) due 06/01/2021 ~		$200	201
3.547% (US0003M + 0.950%) due 07/15/2021 ~		400	404
3.616% (US0003M + 1.180%) due 06/12/2024 ~		200	203

Baker Hughes a GE Co. LLC
2.773% due 12/15/2022		100	101

Bank of America Corp.
5.875% due 03/15/2028 •(g)		200	209

BAT Capital Corp.
3.118% due 08/14/2020 •		400	401
3.557% due 08/15/2027		100	100
4.390% due 08/15/2037		100	95

Bayer U.S. Finance LLC
2.979% (US0003M + 0.630%) due 06/25/2021 ~		200	199
4.250% due 12/15/2025		300	318

BMW U.S. Capital LLC
3.035% (US0003M + 0.500%) due 08/13/2021 ~		100	100

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	15

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Broadcom Corp.
2.200% due 01/15/2021		$100	$99

Charter Communications Operating LLC
4.464% due 07/23/2022		500	525
6.384% due 10/23/2035		200	235

CNH Industrial Capital LLC
3.375% due 07/15/2019		100	100

Continental Resources, Inc.
4.375% due 01/15/2028		100	105

D.R. Horton, Inc.
4.375% due 09/15/2022		100	104

DISH DBS Corp.
5.125% due 05/01/2020		200	202

Dominion Energy Gas Holdings LLC
3.010% (US0003M + 0.600%) due 06/15/2021 ~		100	101

Energy Transfer Operating LP
4.650% due 06/01/2021		300	311

EQT Corp.
4.875% due 11/15/2021		200	209

ERAC USA Finance LLC
2.350% due 10/15/2019		200	200

Fiserv, Inc.
2.750% due 07/01/2024		300	302

Ford Motor Credit Co. LLC
3.021% due 03/06/2024	EUR	200	241
3.484% (US0003M + 0.880%) due 10/12/2021 ~		$300	295
5.750% due 02/01/2021		200	208

GATX Corp.
3.285% (US0003M + 0.720%) due 11/05/2021 ~		400	398

General Mills, Inc.
3.141% (US0003M + 0.540%) due 04/16/2021 ~		100	100

General Motors Financial Co., Inc.
3.442% (US0003M + 0.850%) due 04/09/2021 ~		100	100

Goldman Sachs Group, Inc.
4.223% due 05/01/2029 •		300	322

Harley-Davidson Financial Services, Inc.
3.460% (US0003M + 0.940%) due 03/02/2021 ~		100	100

Harris Corp.
3.063% (US0003M + 0.480%) due 04/30/2020 ~		100	100

International Lease Finance Corp.
8.250% due 12/15/2020		300	324

JPMorgan Chase Bank N.A.
2.926% (US0003M + 0.340%) due 04/26/2021 ~		300	300

Komatsu Finance America, Inc.
2.437% due 09/11/2022		300	300

Kraft Heinz Foods Co.
3.115% (US0003M + 0.570%) due 02/10/2021 ~		100	100

McDonald’s Corp.
3.012% (US0003M + 0.430%) due 10/28/2021 ~		100	100

Morgan Stanley
3.095% (US0003M + 0.550%) due 02/10/2021 ~		100	100

National Rural Utilities Cooperative Finance Corp.
2.694% (US0003M + 0.375%) due 06/30/2021 ~		200	201

NextEra Energy Capital Holdings, Inc.
2.835% (US0003M + 0.315%) due 09/03/2019 ~		300	300
2.921% (US0003M + 0.400%) due 08/21/2020 ~		300	300

Nissan Motor Acceptance Corp.
2.800% due 01/13/2022		100	100

Northwell Healthcare, Inc.
4.260% due 11/01/2047		100	107

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Penske Truck Leasing Co. LP
3.950% due 03/10/2025	$300	$315

Public Service Enterprise Group, Inc.
2.000% due 11/15/2021	100	99

Rio Oil Finance Trust
9.250% due 07/06/2024	308	344

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	100	104

Spectra Energy Partners LP
3.179% (US0003M + 0.700%) due 06/05/2020 ~	100	100

Spirit AeroSystems, Inc.
3.210% (US0003M + 0.800%) due 06/15/2021 ~	100	99
3.950% due 06/15/2023	200	206

United Technologies Corp.
3.350% due 08/16/2021	100	102

VEREIT Operating Partnership LP
4.875% due 06/01/2026	400	433

Verizon Communications, Inc.
2.625% due 08/15/2026	100	99
4.125% due 03/16/2027	100	109
4.329% due 09/21/2028	99	110

VMware, Inc.
2.300% due 08/21/2020	100	100

Volkswagen Group of America Finance LLC
2.450% due 11/20/2019	200	200
3.305% (US0003M + 0.770%) due 11/13/2020 ~	200	201
3.475% (US0003M + 0.940%) due 11/12/2021 ~	200	202
4.000% due 11/12/2021	200	206

Wells Fargo & Co.
3.691% (US0003M + 1.110%) due 01/24/2023 ~	300	304

WRKCo, Inc.
3.750% due 03/15/2025	100	104

Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022	300	305
3.375% due 11/30/2021	300	305

		14,233

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

CenturyLink, Inc.
5.152% (LIBOR03M + 2.750%) due 01/31/2025 ~	99	96

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.9%

Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^	418	413

Banc of America Funding Trust
2.593% due 04/20/2047 ^•	125	114
6.000% due 07/25/2037 ^	96	93

BCAP LLC Trust
2.614% due 05/25/2047 •	175	164

Chase Mortgage Finance Trust
3.799% due 07/25/2037 ~	11	10
4.044% due 03/25/2037 ^~	66	65

Citigroup Mortgage Loan Trust
4.539% due 04/25/2037 ^~	66	59

Citigroup Mortgage Loan Trust, Inc.
4.433% due 08/25/2035 ^~	1,180	1,094

Countrywide Home Loan Mortgage Pass-Through Trust
6.250% due 09/25/2036 ^	58	43

Credit Suisse Mortgage Capital Certificates
4.109% due 02/26/2036 ~	1	1

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.554% due 02/25/2047 •	247	190

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
5.945% due 02/25/2036 ^þ	88	88

GreenPoint Mortgage Funding Trust
2.864% due 06/25/2045 •	93	87

JPMorgan Alternative Loan Trust
3.906% due 12/25/2036 ~	27	27

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch Mortgage Investors Trust
4.347% due 03/25/2036 ^~		$183	$133

Morgan Stanley Mortgage Loan Trust
4.025% due 05/25/2036 ^~		101	80
4.543% due 09/25/2035 ^~		75	49

PHH Alternative Mortgage Trust
6.000% due 05/25/2037 ^		68	63

Prime Mortgage Trust
6.000% due 06/25/2036 ^		86	81

Residential Accredit Loans, Inc. Trust
2.534% due 02/25/2037 •		58	57

Residential Funding Mortgage Securities, Inc. Trust
6.000% due 06/25/2037 ^		56	53

Structured Asset Mortgage Investments Trust
2.634% due 02/25/2036 •		25	25

Structured Asset Securities Corp.
2.684% due 01/25/2036 •		49	46

WaMu Mortgage Pass-Through Certificates Trust
3.998% due 09/25/2036 ~		33	32

Wells Fargo Mortgage-Backed Securities Trust
5.750% due 02/25/2037		12	11

			3,078

U.S. GOVERNMENT AGENCIES 31.4%

Fannie Mae
2.804% due 06/25/2036 •		10	10

Fannie Mae UMBS, TBA
3.500% due 08/01/2049 - 09/01/2049		18,300	18,699
4.000% due 08/01/2049		10,300	10,641

Freddie Mac
1.854% due 01/15/2038 ~(a)		174	11
2.859% due 01/15/2038		174	173
3.000% due 02/01/2046		702	712
3.500% due 11/01/2047 - 04/01/2048		945	973
4.642% due 09/01/2037 •		352	371

Freddie Mac, TBA
4.000% due 07/01/2049		700	724

Ginnie Mae
3.247% due 09/20/2066 •		641	646
5.274% due 09/20/2066 •		441	483

			33,443

U.S. TREASURY OBLIGATIONS 8.4%

U.S. Treasury Inflation Protected Securities (f)
0.125% due 04/15/2022 (j)		525	521
0.125% due 07/15/2024 (j)		1,162	1,161
0.375% due 07/15/2025 (j)		862	872
0.500% due 01/15/2028 (j)		1,761	1,791
0.625% due 01/15/2026 (j)		903	925
1.000% due 02/15/2048		414	437
1.375% due 02/15/2044		219	249
2.500% due 01/15/2029		238	286
3.875% due 04/15/2029		155	208

U.S. Treasury Notes
2.625% due 06/15/2021 (m)		200	203
2.875% due 04/30/2025 (j)		2,200	2,328

			8,981

Total United States (Cost $63,245)			64,575

SHORT-TERM INSTRUMENTS 3.5%

COMMERCIAL PAPER 0.9%

Bank of Montreal
1.806% due 07/31/2019	CAD	400	305

Royal Bank Of Canada
1.777% due 07/26/2019		400	305
1.795% due 07/31/2019		400	305

			915

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS (i) 0.3%
			$315

JAPAN TREASURY BILLS 2.3%
(0.149)% due 07/16/2019 - 09/17/2019 (d)(e)	JPY	270,000	2,505

Total Short-Term Instruments (Cost $3,661)			3,735

Total Investments in Securities (Cost $138,652)			140,419

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 4.1%
SHORT-TERM INSTRUMENTS 4.1%
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.1%

PIMCO Short Asset Portfolio	415,165	$4,129

PIMCO Short-Term Floating NAV Portfolio III	21,194	210

Total Short-Term Instruments (Cost $4,369)		4,339

Total Investments in Affiliates (Cost $4,369)		4,339

Total Investments 135.9% (Cost $143,021)		$144,758

Financial Derivative Instruments (k)(l) (0.6)% (Cost or Premiums, net $342)		(613)

Other Assets and Liabilities, net (35.3)%		(37,636)

Net Assets 100.0%		$106,509

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	06/28/2019	07/01/2019	$315	U.S. Treasury Notes 2.250% due 03/31/2021	$(324)	$315	$315

Total Repurchase Agreements						$(324)	$315	$315

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BSN	2.550%	04/09/2019	07/09/2019	$(1,560)	$(1,569)
CIB	2.600	06/25/2019	07/17/2019	(996)	(996)
IND	2.600	06/25/2019	07/25/2019	(496)	(497)
	2.620	06/19/2019	07/12/2019	(740)	(741)
RCY	2.610	06/05/2019	08/02/2019	(2,378)	(2,382)
	2.610	06/10/2019	08/02/2019	(1,016)	(1,018)

Total Reverse Repurchase Agreements					$(7,203)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	17

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)		Payable for Sale-Buyback Transactions(3)
RBC	1.800%	06/13/2019	07/15/2019	CAD	(2,873)	$(2,158)

Total Sale-Buyback Transactions						$(2,158)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(4)
Canada (1.3)%
Sovereign Issues (1.3)%
Canadian Government Bond	2.750%	12/01/2048	CAD	1,400	$(1,286)	$(1,336)

Total Short Sales (1.3)%					$(1,286)	$(1,336)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Payable for Short Sales(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BSN	$0	$(1,569)	$0	$0	$(1,569)	$1,587	$18
CIB	0	(996)	0	0	(996)	925	(71)
FICC	315	0	0	0	315	(324)	(9)
IND	0	(1,238)	0	0	(1,238)	1,262	24
RCY	0	(3,400)	0	0	(3,400)	3,541	141s

Master Securities Forward Transaction Agreement
RBC	0	0	(2,158)	0	(2,158)	2,192	34
TDM	0	0	0	(1,336)	(1,336)	0	(1,336)

Total Borrowings and Other Financing Transactions	$315	$(7,203)	$(2,158)	$(1,336)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(3,803)	$(3,400)	$0	$(7,203)

Total	$0	$(3,803)	$(3,400)	$0	$(7,203)
Sale-Buyback Transactions
Sovereign Issues	0	(2,158)	0	0	(2,158)

Total	$0	$(2,158)	$0	$0	$(2,158)

Total Borrowings	$0	$(5,961)	$(3,400)	$0	$(9,361)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(9,361)

(j)	Securities with an aggregate market value of $9,507 have been pledged as collateral under the terms of the above master agreements as of June 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2019 was $(3,320) at a weighted average interest rate of 2.520%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(1) of deferred price drop.
(4)	Payable for short sales includes $(3) of accrued interest.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note September 2019 Futures	$108.000	08/23/2019	19	$19	$0	$0
Put - CBOT U.S. Treasury 5-Year Note September 2019 Futures	108.250	08/23/2019	4	4	0	0
Put - CBOT U.S. Treasury 5-Year Note September 2019 Futures	108.750	08/23/2019	22	22	0	0
Put - CBOT U.S. Treasury 10-Year Note September 2019 Futures	110.000	08/23/2019	21	21	0	0
Put - CBOT U.S. Treasury 10-Year Note September 2019 Futures	111.500	08/23/2019	15	15	0	0
Put - CBOT U.S. Treasury 10-Year Note September 2019 Futures	112.000	08/23/2019	8	8	0	0
Put - CBOT U.S. Treasury 10-Year Note September 2019 Futures	112.500	08/23/2019	2	2	0	0
Put - CBOT U.S. Treasury 10-Year Note September 2019 Futures	114.000	08/23/2019	33	33	0	0
Put - CBOT U.S. Treasury 10-Year Note September 2019 Futures	115.000	08/23/2019	39	39	1	0

Total Purchased Options					$1	$0

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note August 2019 Futures	$125.500	07/26/2019	14	$14	$(4)	$(1)
Call - CBOT U.S. Treasury 10-Year Note August 2019 Futures	127.000	07/26/2019	7	7	(3)	(8)
Call - CBOT U.S. Treasury 10-Year Note August 2019 Futures	129.000	07/26/2019	14	14	(5)	(4)

Total Written Options					$(12)	$(13)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Note September Futures	09/2019	47	$3,795	$11	$1	$(5)
Canada Government 10-Year Bond September Futures	09/2019	1	109	2	0	0
Euro-Bobl September Futures	09/2019	19	2,905	19	3	0
Euro-Buxl 30-Year Bond September Futures	09/2019	3	692	19	1	(1)
Euro-Schatz September Futures	09/2019	12	1,532	2	0	0
U.S. Treasury 5-Year Note September Futures	09/2019	83	9,807	154	0	0
U.S. Treasury 10-Year Note September Futures	09/2019	92	11,773	203	3	0
U.S. Treasury Ultra Long-Term Bond September Futures	09/2019	26	4,617	175	0	(5)
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	09/2019	135	21,262	77	0	0

				$662	$8	$(11)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond September Futures	09/2019	4	$(403)	$(5)	$2	$(1)
Euro-BTP Italy Government Bond September Futures	09/2019	7	(1,069)	(44)	0	(5)
Euro-Bund 10-Year Bond September Futures	09/2019	3	(589)	(6)	0	(1)
Euro-OAT France Government 10-Year Bond September Futures	09/2019	62	(11,623)	(237)	0	(16)
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	09/2020	135	(21,271)	(138)	5	(1)
United Kingdom Long Gilt September Futures	09/2019	10	(1,655)	(10)	3	0

				$(440)	$10	$(24)

Total Futures Contracts				$222	$18	$(35)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
BASF SE	(1.000)%	Quarterly	12/20/2020	0.074%	EUR	200	$(6)	$3	$(3)	$0	$0
Reynolds American, Inc.	(1.000)	Quarterly	12/20/2020	0.141	$	400	(11)	6	(5)	0	0
United Utilities PLC	(1.000)	Quarterly	12/20/2020	0.140	EUR	300	(5)	0	(5)	0	0

							$(22)	$9	$(13)	$0	$0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	19

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Marks & Spencer PLC	1.000%	Quarterly	06/20/2023	1.387%	EUR	200	$(6)	$2	$(4)	$0	$0
Shell International Finance BV	1.000	Quarterly	12/20/2026	0.494		200	(6)	15	9	1	0

							$(12)	$17	$5	$1	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.EM-30 5-Year Index	1.000%	Quarterly	12/20/2023	$	800	$(38)	$15	$(23)	$0	$0
CDX.EM-31 5-Year Index	1.000	Quarterly	06/20/2024		1,200	(60)	23	(37)	1	0
CDX.IG-32 5-Year Index	1.000	Quarterly	06/20/2024		4,900	95	11	106	2	0
iTraxx Crossover 31 5-Year Index	5.000	Quarterly	06/20/2024	EUR	200	25	1	26	1	0
iTraxx Europe Main 31 5-Year Index	1.000	Quarterly	06/20/2024		4,000	93	17	110	7	0

						$115	$67	$182	$11	$0

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.117%	Quarterly	03/02/2020	$	5,000	$0	$1	$1	$0	$0
3-Month USD-LIBOR(6)	01-Month USD-LIBOR + 0.091%	Quarterly	03/18/2022		22,800	0	2	2	2	0
3-Month USD-LIBOR(6)	01-Month USD-LIBOR + 0.084%	Quarterly	04/26/2022		6,900	0	1	1	1	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.070%	Quarterly	06/12/2022		900	0	1	1	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.084%	Quarterly	06/12/2022		1,200	0	1	1	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.085%	Quarterly	06/19/2022		4,700	0	3	3	1	0
3-Month USD-LIBOR(6)	01-Month USD-LIBOR + 0.086%	Quarterly	04/12/2023		2,400	0	1	1	1	0
3-Month USD-LIBOR(6)	01-Month USD-LIBOR + 0.073%	Quarterly	04/27/2023		3,600	0	1	1	1	0
3-Month USD-LIBOR(6)	01-Month USD-LIBOR + 0.088%	Quarterly	05/23/2029		700	0	0	0	0	0

						$0	$11	$11	$6	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.673%	Annual	04/30/2025		200	$0	$(13)	$(13)	$0	$0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.683	Annual	04/30/2025		800	0	(51)	(51)	1	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.684	Annual	04/30/2025		300	0	(19)	(19)	0	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.696	Annual	04/30/2025		200	0	(13)	(13)	0	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.710	Annual	04/30/2025		300	0	(20)	(20)	0	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.714	Annual	04/30/2025		400	0	(26)	(26)	1	0
Receive	1-Year BRL-CDI	6.370	Maturity	01/02/2020	BRL	20,400	0	(9)	(9)	0	(1)
Receive	1-Year BRL-CDI	6.450	Maturity	01/02/2020		34,200	0	(21)	(21)	0	(1)
Pay	1-Year BRL-CDI	8.880	Maturity	01/04/2021		200	0	3	3	0	0
Pay	3-Month CAD-Bank Bill	2.500	Semi-Annual	06/19/2029	CAD	3,700	38	134	172	10	0
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		1,100	(2)	131	129	10	0
Pay	3-Month CAD-Bank Bill	2.565	Semi-Annual	03/07/2049		300	0	26	26	3	0
Pay	3-Month NZD-BBR	2.500	Semi-Annual	02/14/2020	NZD	950	1	8	9	0	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	06/20/2020		$8,900	174	(148)	26	2	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2020		1,700	10	(31)	(21)	1	0
Receive	3-Month USD-LIBOR	2.460	Semi-Annual	04/09/2024		700	(1)	(21)	(22)	1	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		2000	11	0	11	0	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		6000	(32)	(3)	(35)	1	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026		900	(26)	(43)	(69)	s1	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		2,000	134	(189)	(55)	3	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		5,000	(214)	(263)	(477)	9	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		100	8	2	10	0	0

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	2.750%	Semi-Annual	12/20/2047		$1,300	$(39)	$(106)	$(145)	$8	$0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		1,100	121	(184)	(63)	7	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048		1,000	28	(198)	(170)	6	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2049		100	(3)	(14)	(17)	1	0
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	06/20/2023	ZAR	2,900	1	2	3	0	0
Pay	6-Month CZK-PRIBOR	1.913	Annual	01/30/2029	CZK	1,600	0	2	2	0	0
Receive(6)	6-Month EUR-EURIBOR	0.000	Annual	09/18/2021	EUR	7,700	(49)	(21)	(70)	0	(5)
Receive(6)	6-Month EUR-EURIBOR	0.000	Annual	12/18/2021		8,800	(74)	(5)	(79)	0	(5)
Pay(6)	6-Month EUR-EURIBOR	0.250	Annual	09/18/2024		8,300	35	188	223	17	0
Pay(6)	6-Month EUR-EURIBOR	0.000	Annual	12/18/2024		4,000	24	19	43	8	0
Pay(6)	6-Month EUR-EURIBOR	1.000	Annual	03/08/2029		1,400	(7)	45	38	3	0
Pay(6)	6-Month EUR-EURIBOR	1.310	Annual	06/19/2029		4,500	147	44	191	9	0
Pay(6)	6-Month EUR-EURIBOR	0.750	Annual	09/18/2029		3,150	28	172	200	13	0
Pay(6)	6-Month EUR-EURIBOR	0.500	Annual	12/18/2029		6,300	120	75	195	24	0
Receive(6)	6-Month EUR-EURIBOR	1.250	Annual	09/18/2049		500	(4)	(80)	(84)	0	(4)
Pay(6)	6-Month GBP-LIBOR	1.500	Annual	12/18/2020	GBP	700	2	5	7	0	0
Pay(6)	6-Month GBP-LIBOR	1.000	Semi-Annual	09/18/2021		2,000	(7)	16	9	0	0
Receive(6)	6-Month GBP-LIBOR	1.500	Annual	12/16/2021		700	0	(6)	(6)	0	0
Pay(6)	6-Month GBP-LIBOR	1.000	Semi-Annual	12/18/2024		3,500	14	4	18	0	(2)
Pay(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2029		100	1	4	5	0	0
Pay(6)	6-Month GBP-LIBOR	1.000	Semi-Annual	12/18/2029		1,200	(5)	(5)	(10)	0	(1)
Pay(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2049		200	(3)	20	17	0	(1)
Receive	6-Month JPY-LIBOR	0.000	Semi-Annual	06/19/2021	JPY	70,000	0	(1)	(1)	0	0
Receive	6-Month JPY-LIBOR	0.200	Semi-Annual	06/19/2029		270,000	(25)	(21)	(46)	0	(2)
Receive	6-Month JPY-LIBOR	0.400	Semi-Annual	06/19/2039		140,000	2	(32)	(30)	0	(3)
Pay	6-Month JPY-LIBOR	0.500	Semi-Annual	06/19/2049		70,000	(7)	28	21	1	0
Pay	28-Day MXN-TIIE	5.825	Lunar	01/12/2023	MXN	6,700	(30)	13	(17)	2	0

							$371	$(602)	$(231)	$142	$(25)

Total Swap Agreements							$452	$(498)	$(46)	$160	$(25)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value		Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options		Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$18	$160	$178		$(13)	$(35)	$(25)	$(73)

Cash of $1850 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	21

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2019	AUD	38		$26	$0	$(1)
	07/2019	CAD	72		54	0	(1)
	07/2019	EUR	266		302	0	(1)
	07/2019	JPY	7,700		71	0	0
	07/2019		$107	AUD	154	1	0
	07/2019		1,028	CAD	1,352	5	0
	07/2019		27	GBP	21	0	0
	07/2019		52	NOK	449	1	0
	07/2019		133	NZD	204	4	0
	08/2019	CAD	1,352		$1,029	0	(5)

	09/2019	SGD	391		286	0	(4)
BPS	07/2019	AUD	154		107	0	(1)
	07/2019	CAD	35		27	0	0
	07/2019	CHF	51		52	0	0
	07/2019	DKK	430		65	0	(1)
	07/2019	EUR	952		1,072	1	(12)
	07/2019	GBP	209		266	1	0
	07/2019	JPY	2,700		25	0	0
	07/2019	NOK	1,670		191	0	(4)
	07/2019	RON	289		69	0	(1)
	07/2019	RUB	2,728		43	0	0
	07/2019	SEK	315		33	0	(1)
	07/2019		$2	ARS	102	0	0
	07/2019		225	CNH	1,529	0	(2)
	07/2019		644	EUR	571	6	0
	07/2019		7,256	GBP	5,721	9	0
	07/2019		416	JPY	44,768	0	(1)
	07/2019		229	NOK	1,958	1	0
	08/2019	EUR	95		$108	0	0
	08/2019	GBP	5,721		7,267	0	(9)
	08/2019	JPY	14,368		134	0	0
	08/2019	NOK	678		80	0	0
	08/2019		$25	ARS	1,104	0	0
	08/2019		602	RUB	39,282	16	0
	08/2019		571	SEK	5,285	0	0
	09/2019	CNH	2,096		$305	0	0
	09/2019	EUR	7	TRY	47	0	0
	09/2019		$294	CNH	2,038	3	0
	09/2019		224	IDR	3,199,694	0	0
	09/2019		12	PEN	40	0	0
	10/2019	INR	30,548		$434	0	(3)
	10/2019		$131	RON	560	3	0
	03/2020	RON	184	EUR	37	0	(1)
	05/2020		$508	INR	37,323	13	0

BRC	07/2019	DKK	2,340		$357	0	0
	07/2019	JPY	50,000		450	0	(15)
	07/2019		$109	PEN	365	2	0
	08/2019	JPY	25,000		$229	0	(3)
	08/2019		$74	HKD	581	0	0
	10/2019		2	MXN	33	0	0
	12/2019	HKD	581		$74	0	0
	04/2020	INR	37,497		517	0	(7)

BSS	07/2019	BRL	4,500		1,174	2	0
	07/2019		$1,152	BRL	4,500	20	0
	01/2020	BRL	8,900		$2,246	0	(33)

CBK	07/2019	AUD	122		85	0	(1)
	07/2019	CAD	109		82	0	(1)
	07/2019	CHF	79		79	0	(2)
	07/2019	CNH	768		114	2	0
	07/2019	DKK	6,300		958	0	(2)
	07/2019	EUR	298		338	0	(1)
	07/2019	GBP	54		68	0	0
	07/2019	JPY	725,700		6,661	0	(70)
	07/2019	PEN	365		111	0	0
	07/2019	RUB	25,312		392	0	(8)
	07/2019	SEK	1,019		108	0	(1)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	07/2019		$80	AUD	115	$1	$0
	07/2019		168	CAD	225	4	0
	07/2019		83	CNH	570	0	0
	07/2019		4,459	DKK	29,316	7	0
	07/2019		13,191	EUR	11,607	7	0
	07/2019		331	GBP	261	1	0
	07/2019		28	JPY	3,055	0	0
	07/2019		217	PLN	809	0	0
	07/2019		215	SEK	2,011	2	0
	07/2019		26	TRY	150	0	0
	08/2019	CAD	35		$27	0	0
	08/2019	EUR	11,539		13,147	0	(7)
	08/2019	MXN	6,941		350	0	(9)
	08/2019		$138	HKD	1,083	0	0
	09/2019	CNH	7,534		$1,086	0	(11)
	09/2019	EUR	20	TRY	136	0	0
	09/2019		$287	COP	970,511	13	0
	09/2019		110	PEN	365	0	0
	10/2019	DKK	29,316		$4,493	0	(7)
	10/2019		$132	RON	567	4	0
	12/2019	HKD	1,083		$138	0	0
	03/2020	RON	185	EUR	37	0	(1)

DUB	07/2019		$63	TRY	368	0	0
	09/2019	CNH	937		$135	0	(1)

GLM	07/2019	CHF	25		26	0	0
	07/2019	CLP	88,873		131	0	0
	07/2019	EUR	7,960		8,883	0	(168)
	07/2019	RUB	24,097		368	0	(12)
	07/2019		$27	NZD	41	1	0
	08/2019	MXN	2,068		$104	0	(3)
	08/2019	RUB	4,729		72	0	(2)
	08/2019		$299	BRL	1,149	0	(1)
	08/2019		2	MXN	33	0	0
	09/2019	JPY	310,000		$2,882	0	(10)
	09/2019	KRW	20,750		18	0	0
	09/2019		$131	CLP	88,873	0	0
	09/2019		153	CNH	1,060	1	0
	09/2019		218	IDR	3,206,921	6	0
	10/2019	MXN	33		$2	0	0

HUS	07/2019	CAD	4,314		3,200	0	(94)
	07/2019	CNH	4,604		675	5	0
	07/2019	NZD	81		54	0	(1)
	07/2019		$3	ARS	131	0	0
	07/2019		27	CAD	36	1	0
	07/2019		598	CNH	4,106	0	(1)
	07/2019		107	NOK	931	2	0
	07/2019		78	TRY	454	0	0
	08/2019		157	HKD	1,231	1	0
	09/2019	CNH	15,535		$2,236	0	(25)
	09/2019		$415	CNH	2,855	1	(1)
	10/2019	INR	24,550		$334	0	(17)
	10/2019		$761	INR	55,098	27	0
	10/2019		278	PEN	934	5	0
	11/2019	TWD	7,218		$231	0	(4)
	12/2019	HKD	2,114		270	0	(1)
	04/2020		$511	INR	37,497	13	0

IND	07/2019	SEK	42,010		$4,383	0	(141)

JPM	07/2019	BRL	4,500		1,181	9	0
	07/2019	CHF	54		54	0	(1)
	07/2019	CNH	303		45	1	0
	07/2019	DKK	20,885		3,172	0	(10)
	07/2019	EUR	206	RON	976	0	0
	07/2019		2,724		$3,077	0	(20)
	07/2019	GBP	84		106	0	(1)
	07/2019	INR	35,814		511	0	(8)
	07/2019	JPY	42,076		388	0	(2)
	07/2019	KRW	47,757		41	0	0
	07/2019		$1,174	BRL	4,500	0	(2)
	07/2019		242	CHF	237	1	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	23

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	07/2019		$86	CLP	59,804	$2	$0
	07/2019		77	DKK	510	0	0
	07/2019		344	GBP	273	3	0
	07/2019		268	INR	18,645	3	0
	07/2019		138	NOK	1,170	0	0
	07/2019		67	PLN	251	0	0
	07/2019		27	SEK	258	1	0
	07/2019		28	TRY	163	0	0
	07/2019		288	ZAR	4,195	10	0
	08/2019	CHF	130		$134	0	0
	08/2019	MXN	977		49	0	(1)
	09/2019	CNH	301		43	0	0
	10/2019	PEN	1,582		475	0	(4)
	10/2019	RON	976	EUR	204	0	0
	10/2019		$258	DKK	1,680	0	0
	11/2019	TWD	1,877		$60	0	(1)
	01/2020		$971	BRL	3,800	2	0
	05/2020	INR	18,645		$259	0	(2)

MSB	07/2019	CNH	529		77	0	0
	07/2019	EUR	37	RON	175	0	0
	08/2019	RUB	14,565		$223	0	(6)
	09/2019		$138	RUB	9,135	5	0
	10/2019	RON	203		$48	0	(1)
	03/2020		185	EUR	37	0	(1)

MYI	07/2019	AUD	77		$54	0	0
	07/2019	CAD	1,200		916	0	(1)
	07/2019	CHF	28		28	0	(1)
	07/2019	NOK	914		108	1	0
	08/2019		$87	HKD	679	0	0
	12/2019	HKD	679		$87	0	0
	06/2021		$8	EUR	6	0	(1)

NGF	09/2019	TRY	184		27	0	0

RBC	09/2019		$2,708	JPY	290,000	0	(3)
	11/2019		289	TWD	9,005	4	0

RYL	10/2019	EUR	11	RON	52	0	0
	03/2020	RON	52	EUR	11	0	0

SCX	07/2019	GBP	5,794		$7,334	0	(24)
	07/2019	JPY	14,644		135	0	(1)
	07/2019	KRW	153,780		132	0	(1)
	07/2019		$780	CAD	1,038	12	0
	07/2019		134	GBP	106	1	0
	07/2019		53	JPY	5,797	0	0
	07/2019		148	RUB	9,815	7	0
	07/2019		4,564	SEK	42,325	0	(6)
	08/2019	SEK	42,325		$4,575	6	0
	08/2019		$80	GBP	63	0	0
	09/2019	CNH	930		$134	0	(1)
	09/2019		$115	CNH	794	1	0

SOG	07/2019	PLN	909		$241	0	(2)
	07/2019	RON	862	EUR	177	0	(6)

SSB	07/2019		$1,410	CAD	1,879	25	0
	07/2019		247	INR	17,169	2	0
	08/2019	HKD	4,505		$576	0	(1)
	05/2020	INR	18,678		260	0	(1)

TOR	07/2019	NOK	697		80	0	(2)
	07/2019		$42	CLP	29,068	1	0
	08/2019		504	MXN	9,882	8	0

UAG	07/2019	JPY	130,000		$1,173	0	(34)
	07/2019	NZD	163		108	0	(2)
	07/2019	SEK	1,250		135	0	0
	07/2019	TRY	1,135		190	0	(5)
	07/2019		$6,868	JPY	739,200	0	(12)
	08/2019	HKD	800		$102	0	0
	08/2019	JPY	784,200		7,297	11	(6)
	08/2019		$135	SEK	1,250	0	0
	09/2019	KRW	822,834		$713	1	0
	03/2020	EUR	123	RON	601	0	0

Total Forward Foreign Currency Contracts						$309	$(879)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
HUS	Call - OTC AUD versus CAD	CAD	0.940	09/13/2019	400	$1	$1
	Call - OTC USD versus INR	INR	82.000	10/16/2019	1,700	12	0

						$13	$1

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
MYC	Put - OTC 2-Year Interest Rate Swap	3-Month JPY-LIBOR	Receive	0.147%	06/29/2020	87,000	$1	$1

Total Purchased Options							$14	$2

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900%	08/21/2019	200	$0	$0

CBK	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950	08/21/2019	500	(1)	0

DUB	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950	09/18/2019	200	0	0

FBF	Put - OTC CDX.IG-32 5-Year Index	Sell	1.050	09/18/2019	100	0	0

GST	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400	09/18/2019	300	(1)	0
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	08/21/2019	400	0	0
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950	09/18/2019	200	0	0
	Put - OTC iTraxx Europe 30 5-Year Index	Sell	2.400	09/18/2019	300	(1)	0

MYC	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	08/21/2019	200	0	0

						$(3)	$0

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Put - OTC USD versus COP	COP	3,165.000	08/29/2019	200	$(1)	$(2)
	Put - OTC USD versus ZAR	ZAR	14.200	07/18/2019	150	(1)	(2)

HUS	Put - OTC AUD versus CAD	CAD	0.905	09/13/2019	400	(1)	(1)

						$(3)	$(5)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Put - OTC 2-Year Interest Rate Swap	3-Month JPY-LIBOR	Pay	0.047%	06/29/2020	175,000	$(1)	$(1)

Total Written Options							$(7)	$(6)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2019(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BPS	China Government International Bond	(1.000)%	Quarterly	12/20/2019	0.075%	$1,000	$(4)	$(1)	$0	$(5)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.103	500	(18)	5	0	(13)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.245	400	(10)	(2)	0	(12)

BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.329	200	(4)	(1)	0	(5)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.103	400	(14)	4	0	(10)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.245	500	(12)	(3)	0	(15)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	25

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

Counterparty	Reference Entity	Fixed (Pay) Rate		Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2019(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
CBK	Japan Government International Bond	(1.000	) %	Quarterly	06/20/2022	0.103%	$100	$(3)	$0	$0	$(3)

GST	China Government International Bond	(1.000)		Quarterly	06/20/2023	0.329	300	(6)	(2)	0	(8)
	Japan Government International Bond	(1.000)		Quarterly	06/20/2022	0.103	400	(14)	4	0	(10)

HUS	South Korea Government International Bond	(1.000)		Quarterly	06/20/2023	0.245	200	(5)	(1)	0	(6)

JPM	South Korea Government International Bond	(1.000)		Quarterly	06/20/2023	0.245	200	(5)	(1)	0	(6)

								$(95)	$2	$0	$(93)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2019(4)	Notional Amount(5)			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
											Asset	Liability
GST	South Africa Government International Bond	1.000%	Quarterly	06/20/2024	1.673%	$		200	$(9)	$3	$0	$(6)

JPM	AP Moller - Maersk	1.000	Quarterly	06/20/2022	0.700		EUR	200	(1)	3	2	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2023	1.389	$		100	(5)	3	0	(2)

									$(15)	$9	$2	$(8)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Pay	1-Year ILS-TELBOR	1.180%	Annual	01/30/2024	ILS	700	$0	$5	$5	$0
	Pay	1-Year ILS-TELBOR	1.786	Annual	05/01/2029		200	0	2	2	0

CBK	Pay	1-Year ILS-TELBOR	1.755	Annual	04/29/2029		400	0	3	3	0

GLM	Pay	1-Year ILS-TELBOR	1.780	Annual	04/22/2029		400	0	4	4	0
	Pay	1-Year ILS-TELBOR	1.779	Annual	04/30/2029		400	0	3	3	0

JPM	Pay	1-Year ILS-TELBOR	1.775	Annual	04/25/2029		700	0	6	6	0

								$0	$23	$23	$0

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BRC	Receive	iBoxx USD Liquid High Yield Index	N/A	2.387% (3-Month USD-LIBOR)	Maturity	03/20/2020	$	600	$4	$(21)	$0	$(17)

GST	Receive	iBoxx USD Liquid High Yield Index	N/A	2.387% (3-Month USD-LIBOR)	Maturity	09/20/2019		300	0	(22)	0	(22)

JPM	Receive	iBoxx USD Liquid High Yield Index	N/A	2.387% (3-Month USD-LIBOR)	Maturity	09/20/2019		200	0	(11)	0	(11)

MYC	Receive	iBoxx USD Liquid High Yield Index	N/A	2.387% (3-Month USD-LIBOR)	Maturity	09/20/2019		300	0	(18)	0	(18)

									$4	$(72)	$0	$(68)

Total Swap Agreements									$(106)	$(38)	$25	$(169)

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
BOA	$11	$0	$0	$11	$(12)	$0	$0	$(12)	$(1)	$(10)	$(11)
BPS	53	0	7	60	(36)	0	(30)	(66)	(6)	0	(6)
BRC	2	0	0	2	(25)	0	(47)	(72)	(70)	0	(70)
BSS	22	0	0	22	(33)	0	0	(33)	(11)	0	(11)
CBK	41	0	3	44	(121)	0	(3)	(124)	(80)	25	(55)
DUB	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
GLM	8	0	7	15	(196)	(4)	0	(200)	(185)	0	(185)
GST	0	0	0	0	0	0	(46)	(46)	(46)	0	(46)
HUS	55	1	0	56	(144)	(1)	(6)	(151)	(95)	0	(95)
IND	0	0	0	0	(141)	0	0	(141)	(141)	0	(141)
JPM	32	0	8	40	(52)	0	(19)	(71)	(31)	0	(31)
MSB	5	0	0	5	(8)	0	0	(8)	(3)	0	(3)
MYC	0	1	0	1	0	(1)	(18)	(19)	(18)	0	(18)
MYI	1	0	0	1	(3)	0	0	(3)	(2)	0	(2)
RBC	4	0	0	4	(3)	0	0	(3)	1	0	1
SCX	27	0	0	27	(33)	0	0	(33)	(6)	0	(6)
SOG	0	0	0	0	(8)	0	0	(8)	(8)	0	(8)
SSB	27	0	0	27	(2)	0	0	(2)	25	0	25
TOR	9	0	0	9	(2)	0	0	(2)	7	0	7
UAG	12	0	0	12	(59)	0	0	(59)	(47)	0	(47)

Total Over the Counter	$309	$2	$25	$336	$(879)	$(6)	$(169)	$(1,054)

(m)

Securities with an aggregate market value of $25 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Receive represents that the Portfolio receives payments for any positive net return on the underlying reference. The Portfolio makes payments for any negative net return on such underlying reference. Pay represents that the Portfolio receives payments for any negative net return on the underlying reference. The Portfolio makes payments for any positive net return on such underlying reference.

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	27

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$18	$18
Swap Agreements	0	12	0	0	148	160

	$0	$12	$0	$0	$166	$178

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$309	$0	$309
Purchased Options	0	0	0	1	1	2
Swap Agreements	0	2	0	0	23	25

	$0	$2	$0	$310	$24	$336

	$0	$14	$0	$310	$190	$514

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$13	$13
Futures	0	0	0	0	35	35
Swap Agreements	0	0	0	0	25	25

	$0	$0	$0	$0	$73	$73

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$879	$0	$879
Written Options	0	0	0	5	1	6
Swap Agreements	0	101	0	0	68	169

	$0	$101	$0	$884	$69	$1,054

	$0	$101	$0	$884	$142	$1,127

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(2)	$(2)
Written Options	0	0	0	0	12	12
Futures	0	0	0	0	1	1
Swap Agreements	0	(34)	0	0	934	900

	$0	$(34)	$0	$0	$945	$911

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,133	$0	$2,133
Purchased Options	0	0	0	(8)	0	(8)
Written Options	0	10	0	17	2	29
Swap Agreements	0	(9)	0	(942)	(22)	(973)

	$0	$1	$0	$1,200	$(20)	$1,181

	$0	$(33)	$0	$1,200	$925	$2,092

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$286	$286
Swap Agreements	0	11	0	0	(571)	(560)

	$0	$11	$0	$0	$(285)	$(274)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(280)	$0	$(280)
Purchased Options	0	0	0	(10)	0	(10)
Written Options	0	4	0	5	0	9
Swap Agreements	0	2	0	155	(16)	141

	$0	$6	$0	$(130)	$(16)	$(140)

	$0	$17	$0	$(130)	$(301)	$(414)

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$116	$0	$116
Australia
Corporate Bonds & Notes	0	411	0	411
Brazil
Corporate Bonds & Notes	0	707	0	707
Sovereign Issues	0	1,289	0	1,289
Canada
Corporate Bonds & Notes	0	527	0	527
Non-Agency Mortgage-Backed Securities	0	552	0	552
Sovereign Issues	0	3,421	0	3,421
Cayman Islands
Asset-Backed Securities	0	2,802	0	2,802
Corporate Bonds & Notes	0	560	0	560
China
Sovereign Issues	0	2,923	0	2,923
Denmark
Corporate Bonds & Notes	0	4,480	0	4,480
France
Corporate Bonds & Notes	0	1,997	0	1,997
Sovereign Issues	0	1,678	0	1,678
Germany
Corporate Bonds & Notes	0	1,132	0	1,132
Ireland
Asset-Backed Securities	0	342	0	342
Corporate Bonds & Notes	0	501	0	501
Israel
Sovereign Issues	0	211	0	211
Italy
Corporate Bonds & Notes	0	400	0	400
Sovereign Issues	0	2,261	0	2,261
Japan
Corporate Bonds & Notes	0	1,442	0	1,442
Sovereign Issues	0	9,642	0	9,642
Kuwait
Sovereign Issues	0	746	0	746
Lithuania
Sovereign Issues	0	213	0	213
Luxembourg
Corporate Bonds & Notes	0	846	0	846
Netherlands
Asset-Backed Securities	0	1,021	0	1,021
Corporate Bonds & Notes	0	3,485	0	3,485
Norway
Corporate Bonds & Notes	0	304	0	304
Sovereign Issues	0	135	0	135
Peru
Sovereign Issues	0	716	0	716
Poland
Sovereign Issues	0	245	0	245
Qatar
Sovereign Issues	0	1,714	0	1,714
Russia
Sovereign Issues	0	797	0	797
Saudi Arabia
Sovereign Issues	0	2,043	0	2,043
Singapore
Corporate Bonds & Notes	0	302	0	302

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
South Korea
Sovereign Issues	$0	$1,242	$0	$1,242
Spain
Corporate Bonds & Notes	0	1,265	0	1,265
Sovereign Issues	0	3,125	0	3,125
Sweden
Corporate Bonds & Notes	0	3,947	0	3,947
Switzerland
Corporate Bonds & Notes	0	813	0	813
United Arab Emirates
Sovereign Issues	0	510	0	510
United Kingdom
Corporate Bonds & Notes	0	7,712	0	7,712
Non-Agency Mortgage-Backed Securities	0	3,486	0	3,486
Preferred Securities	0	48	0	48
United States
Asset-Backed Securities	0	4,744	0	4,744
Corporate Bonds & Notes	0	14,233	0	14,233
Loan Participations and Assignments	0	96	0	96
Non-Agency Mortgage-Backed Securities	0	3,078	0	3,078
U.S. Government Agencies	0	33,443	0	33,443
U.S. Treasury Obligations	0	8,981	0	8,981
Short-Term Instruments
Commercial Paper	0	915	0	915
Repurchase Agreements	0	315	0	315
Japan Treasury Bills	0	2,505	0	2,505

	$0	$140,419	$0	$140,419

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$4,339	$0	$0	$4,339

Total Investments	$4,339	$140,419	$0	$144,758

Short Sales, at Value - Liabilities
Canada
Sovereign Issues	$0	$(1,336)	$0	$(1,336)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	18	160	0	178
Over the counter	0	336	0	336

	$18	$496	$0	$514

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(36)	(37)	0	(73)
Over the counter	0	(1,054)	0	(1,054)

	$(36)	$(1,091)	$0	$(1,127)

Total Financial Derivative Instruments	$(18)	$(595)	$0	$(613)

Totals	$4,321	$138,488	$0	$142,809

There were no significant transfers into or out of Level 3 during the period ended June 30, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	29

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Administrative Class shares of the PIMCO Global Core Bond (Hedged) Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2019 (Unaudited)

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification (“ASC”) 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the

SEMIANNUAL REPORT	JUNE 30, 2019	31

Notes to Financial Statements (Cont.)

NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

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When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon

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request, as applicable. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2019 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$4,057	$63	$0	$0	$9	$4,129	$62	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$174	$20,115	$(20,080)	$1	$0	$210	$15	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement

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Notes to Financial Statements (Cont.)

of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however,

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are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement.

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Notes to Financial Statements (Cont.)

Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of

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Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the

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Notes to Financial Statements (Cont.)

over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

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If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  are entered into to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

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Notes to Financial Statements (Cont.)

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events

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than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a

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Notes to Financial Statements (Cont.)

counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class		Administrative Class	Advisor Class
0.25%	0.31%	*	0.31%	0.31%	*

*	This particular share class has been registered with the SEC, but has not yet launched

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(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

	Distribution Fee		Servicing Fee

Administrative Class	—		0.15%

Advisor Class	0.25%	*	—

*	This particular share class has been registered with the SEC, but has not yet launched.

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At June 30, 2019, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

SEMIANNUAL REPORT	JUNE 30, 2019	45

Notes to Financial Statements (Cont.)

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$219,859	$220,860	$22,898	$14,383

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2019		Year Ended 12/31/2018

	Shares	Amount	Shares	Amount

Receipts for shares sold

Administrative Class	469	$4,485	2,026	$19,087

Issued as reinvestment of distributions

Administrative Class	124	1,205	203	1,911

Cost of shares redeemed

Administrative Class	(1,531)	(14,729)	(1,885)	(17,715)

Net increase (decrease) resulting from Portfolio share transactions	(938)	$(9,039)	344	$3,283

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2019, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 89% of the Portfolio, and the shareholder is a related party of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2019, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2018, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Global Core Bond (Hedged) Portfolio	$1,190	$516

†	A zero balance may reflect actual amounts rounding to less than one thousand.

46	PIMCO VARIABLE INSURANCE TRUST

June 30, 2019 (Unaudited)

As of June 30, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$142,749	$4,880	$(4,762)	$118

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2019	47

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada

BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RCY	Royal Bank of Canada

BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland PLC

BSN	Bank of Nova Scotia	IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank

BSS	Banco Santander S.A.	JPM	JP Morgan Chase Bank N.A.	SOG	Societe Generale Paris

CBK	Citibank N.A.	MSB	Morgan Stanley Bank, N.A	SSB	State Street Bank and Trust Co.

CIB	Canadian Imperial Bank of Commerce	MYC	Morgan Stanley Capital Services, Inc.	TDM	TD Securities (USA) LLC

DUB	Deutsche Bank AG	MYI	Morgan Stanley & Co. International PLC	TOR	Toronto Dominion Bank

FBF	Credit Suisse International	NGF	Nomura Global Financial Products, Inc.	UAG	UBS AG Stamford

FICC	Fixed Income Clearing Corporation

Currency Abbreviations:

ARS	Argentine Peso	EUR	Euro	PEN	Peruvian New Sol

AUD	Australian Dollar	GBP	British Pound	PLN	Polish Zloty

BRL	Brazilian Real	HKD	Hong Kong Dollar	RON	Romanian New Leu

CAD	Canadian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble

CHF	Swiss Franc	ILS	Israeli Shekel	SEK	Swedish Krona

CLP	Chilean Peso	INR	Indian Rupee	SGD	Singapore Dollar

CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	TRY	Turkish New Lira

CNY	Chinese Renminbi (Mainland)	KRW	South Korean Won	TWD	Taiwanese Dollar

COP	Colombian Peso	MXN	Mexican Peso	USD (or $)	United States Dollar

CZK	Czech Koruna	NOK	Norwegian Krone	ZAR	South African Rand

DKK	Danish Krone	NZD	New Zealand Dollar

Exchange Abbreviations:

CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:

ARLLMONP	Argentina Badlar Floating Rate Notes	BP0003M	3 Month GBP-LIBOR	CDX.IG	Credit Derivatives Index - Investment Grade

BADLARPP	Argentina Badlar Floating Rate Notes	CDX.EM	Credit Derivatives Index - Emerging Markets	US0003M	3 Month USD Swap Rate

Other Abbreviations:

ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	PIK	Payment-in-Kind

BBR	Bank Bill Rate	JIBAR	Johannesburg Interbank Agreed Rate	PRIBOR	Prague Interbank Offered Rate

BTP	Buoni del Tesoro Poliennali	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

CDI	Brazil Interbank Deposit Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TELBOR	Tel Aviv Inter-Bank Offered Rate

CLO	Collateralized Loan Obligation	OAT	Obligations Assimilables du Trésor	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

DAC	Designated Activity Company	OIS	Overnight Index Swap	UMBS	Uniform Mortgage-Backed Security

48	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT07SAR_063019

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2019

PIMCO Global Diversified Allocation Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2019

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.2% during the fourth quarter of 2018. For the first quarter of 2019, GDP growth rose to an annual pace of 3.1%. Finally, the Commerce Department’s initial reading for second quarter 2019 GDP, released after the reporting period ended, showed that the U.S. economy grew at a 2.1% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” With its December 2018 rate hike, the Fed increased the federal funds rate to a range between 2.25% and 2.50%. However, at its meeting in January 2019, the Fed tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” This stance was partially attributed to trade tensions and signs of slowing global growth, including weakening manufacturing data. Finally, at its meeting that concluded on July 31, 2019, after the reporting period ended, the Fed lowered the federal funds rate to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008.

Growth outside the U.S. continued, but the pace generally moderated. According to the International Monetary Fund (“IMF”), global growth is projected to be 3.3% in 2019, versus 3.6% in 2018. From a regional perspective, the U.S. economy is expected to expand 2.3% in 2019, compared to 2.9% in the prior year. Elsewhere, the IMF anticipates 2019 GDP growth in the eurozone, UK and Japan will be 1.3%, 1.2% and 1.0%, respectively. For comparison purposes, these economies expanded 1.8%, 1.4% and 0.8%, respectively, in 2018.

Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies. The ECB ended its quantitative easing program in December 2018 and indicated that it does not expect to raise interest rates, “at least through the first half of 2020.” Meanwhile, the Bank of England kept rates on hold for the reporting period.

Both short- and long-term U.S. Treasury yields declined. In our view, falling rates were partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the two-year U.S. Treasury note was 1.75% at the end of the reporting period, compared to 2.48% on December 31, 2018. Meanwhile, the yield on the benchmark 10-year U.S. Treasury note was 2.00% at the end of the reporting period, versus 2.69% on December 31, 2018. The Bloomberg Barclays Global Treasury Index (USD hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 5.52%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD hedged), a widely used index of global investment grade credit bonds, returned 8.22%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD hedged), a widely used index of below investment grade bonds, returned 10.05%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD hedged), returned 10.60%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 8.72%.

Global equities also produced strong results. Despite periods of volatility, U.S. equities moved sharply higher. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations and a more accommodative Fed. All told, U.S. equities, as represented by the S&P 500 Index, returned 18.54%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 10.59%, whereas global equities, as

2	PIMCO VARIABLE INSURANCE TRUST

represented by the MSCI World Index, returned 16.98%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 7.53%, and European equities, as represented by the MSCI Europe Index (in EUR), returned 16.24%.

Commodity prices fluctuated and largely moved higher. When the reporting period began, Brent crude oil was approximately $54 a barrel, but by the end, it was roughly $67 a barrel. Elsewhere, gold and copper prices also rose.

Finally, there were periods of volatility in the foreign exchange markets, due in part to signs of moderating global growth and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar strengthened against a number of other major currencies. For example, the U.S. dollar returned 0.82% and 0.45% versus the euro and British pound, respectively. However, the U.S. dollar fell 1.71% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2019	3

Important Information About the PIMCO Global Diversified Allocation Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Global Diversified Allocation Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio may invest in Institutional Class or Class M shares of any of the funds of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds and series of PIMCO Funds sub-advised by Gurtin Municipal Bond Management (“Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, the “Acquired Funds”). The Portfolio may invest in a combination of affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), fixed income instruments, equity securities, forwards and derivatives, to the extent permitted under the 1940 Act or exemptive relief therefrom. The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds.

We believe that equity funds and bond funds have an important role to play in a well-diversified portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio (and/or Underlying PIMCO Funds or Acquired Funds, as applicable) are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of interest rate risk, especially as the Federal Reserve Board ended its quantitative easing program in October 2014 and raised interest rates several times thereafter before lowering them in July 2019. Interest rates may change in the future depending upon the Federal Reserve Board’s view of economic growth, inflation, employment and other market factors. To the extent the Federal Reserve Board raises interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which among other things, could further reduce the net assets of the Portfolio.

4	PIMCO VARIABLE INSURANCE TRUST

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

With respect to certain securities, the Portfolio may make different asset class, sector or geographical classifications for the purpose of monitoring compliance with investment guidelines than the classifications disclosed in this report.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities (and/or portfolio securities of Underlying PIMCO Funds or Acquired Funds, as applicable).

The United Kingdom’s decision to leave the European Union may impact Portfolio returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on Portfolio or on certain instruments in which the Portfolio invests are not known.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measures performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Administrative Class	Advisor Class	Diversification Status
PIMCO Global Diversified Allocation Portfolio	04/30/12	04/30/12	04/30/13	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on

SEMIANNUAL REPORT	JUNE 30, 2019	5

Important Information About the PIMCO Global Diversified Allocation Portfolio (Cont.)

the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-PORT. The Portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov and are available without charge, upon request by calling the Portfolio at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Portfolio filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Global Diversified Allocation Portfolio

Cumulative Returns Through June 30, 2019

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Top 10 Holdings as of 06/30/2019†§

PIMCO Total Return Fund IV	15.2%

PIMCO Short-Term Fund	15.2%

PIMCO StocksPLUS® International Fund (Unhedged)	10.1%

PIMCO RAE PLUS Small Fund	5.1%

PIMCO StocksPLUS® Fund	5.1%

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	5.1%

PIMCO Investment Grade Credit Bond Fund	5.1%

PIMCO Income Fund	5.1%

PIMCO RAE International Fund	5.1%

PIMCO Real Return Fund	5.1%
†	% of Investments, at value.

§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended June 30, 2019

	6 Months*	1 Year	5 Years	Inception≈
PIMCO Global Diversified Allocation Portfolio Administrative Class	14.16%	4.85%	4.40%	5.60%
PIMCO Global Diversified Allocation Portfolio Advisor Class	14.09%	4.78%	4.30%	5.16%
60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index±	12.71%	7.33%	5.31%	7.04%
MSCI World Index±±	16.98%	6.33%	6.60%	9.72%♦

All Portfolio returns are net of fees and expenses.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 04/30/2012.

± 60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. It is not possible to invest directly in an unmanaged index. The Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

±± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), were 1.66% for Administrative Class shares, and 1.76% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Global Diversified Allocation Portfolio seeks to maximize risk-adjusted total return relative to a blend of 60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index by investing in a combination of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except other funds of funds and series of PIMCO Funds sub-advised by Gurtin Municipal Bond Management (“Underlying PIMCO Funds”), and other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, “Acquired Funds”) and/or direct investments and utilizing hedging techniques to manage downside risks and total portfolio volatility. The Portfolio will invest under normal circumstances in a combination of affiliated funds registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Equities contributed to absolute performance, as underlying PIMCO equity funds and S&P 500 futures both posted positive returns.

»	Fixed income contributed to absolute performance, as underlying PIMCO fixed income funds posted positive returns.

»	Overweight exposure to equities using S&P 500 futures for most of the six-month period contributed to relative performance.

»	Put options on the S&P 500 Index, used for tail risk hedging, detracted from performance, as the S&P 500 posted positive returns during the first half of 2019.

»	Fixed income active management contributed to relative performance, as most PIMCO fixed income funds outperformed their benchmarks.

»

An allocation to value stocks, through the PIMCO RAE PLUS Small Fund, PIMCO RAE International Fund, and PIMCO RAE PLUS EMG Fund, detracted from relative performance, as those underlying funds underperformed the MSCI World Index.

SEMIANNUAL REPORT	JUNE 30, 2019	7

Expense Example PIMCO Global Diversified Allocation Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2019 to June 30, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During Period*	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Administrative Class	$1,000.00	$1,141.60	$2.48	$1,000.00	$1,022.34	$2.34	0.47%
Advisor Class	1,000.00	1,140.90	3.01	1,000.00	1,021.85	2.84	0.57

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	JUNE 30, 2019	9

Financial Highlights PIMCO Global Diversified Allocation Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Administrative Class

01/01/2019 - 06/30/2019+	$9.58	$0.13	$1.22	$1.35	$(0.06)	$0.00	$0.00	$(0.06)

12/31/2018	10.97	0.27	(1.23)	(0.96)	(0.21)	(0.22)	0.00	(0.43)

12/31/2017	9.66	0.29	1.33	1.62	(0.31)	0.00	0.00	(0.31)

12/31/2016	9.13	0.16	0.55	0.71	(0.15)	(0.02)	(0.01)	(0.18)

12/31/2015	10.45	0.30	(0.87)	(0.57)	(0.27)	(0.48)	0.00	(0.75)

12/31/2014	10.43	0.42	0.19	0.61	(0.41)	(0.18)	0.00	(0.59)
Advisor Class

01/01/2019 - 06/30/2019+	9.53	0.12	1.22	1.34	(0.06)	0.00	0.00	(0.06)

12/31/2018	10.92	0.27	(1.24)	(0.97)	(0.20)	(0.22)	0.00	(0.42)

12/31/2017	9.61	0.29	1.32	1.61	(0.30)	0.00	0.00	(0.30)

12/31/2016	9.09	0.15	0.54	0.69	(0.14)	(0.02)	(0.01)	(0.17)

12/31/2015	10.40	0.31	(0.88)	(0.57)	(0.26)	(0.48)	0.00	(0.74)

12/31/2014	10.40	0.53	0.06	0.59	(0.41)	(0.18)	0.00	(0.59)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.87	14.16%	$816,143	0.47	%*	1.00	%*	0.47	%*	1.00	%*	2.48	%*	6%

9.58	(8.94)	752,593	0.47		1.00		0.47		1.00		2.53		16

10.97	16.87	838,361	0.47		1.00		0.47		1.00		2.83		2

9.66	7.81	645,013	0.46		1.00		0.46		1.00		1.77		22

9.13	(5.57)	510,615	0.46		1.00		0.46		1.00		2.89		17

10.45	5.87	399,133	0.40		1.00		0.40		1.00		3.87		3

10.81	14.09	195,635	0.57	*	1.10	*	0.57	*	1.10	*	2.40	*	6

9.53	(9.06)	163,649	0.57		1.10		0.57		1.10		2.49		16

10.92	16.86	151,288	0.57		1.10		0.57		1.10		2.77		2

9.61	7.64	109,396	0.56		1.10		0.56		1.10		1.67		22

9.09	(5.55)	81,740	0.56		1.10		0.56		1.10		3.01		17

10.40	5.65	41,809	0.50		1.10		0.50		1.10		4.94		3

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	11

Statement of Assets and Liabilities PIMCO Global Diversified Allocation Portfolio

June 30, 2019 (Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$531
Investments in Affiliates	998,375
Financial Derivative Instruments
Exchange-traded or centrally cleared	7,743
Deposits with counterparty	19,921
Receivable for investments in Affiliates sold	2,194
Receivable for Portfolio shares sold	27
Interest and/or dividends receivable	36
Dividends receivable from Affiliates	1,741
Reimbursement receivable from PIMCO	402
Total Assets	1,030,970

Liabilities:

Payable for investments in Affiliates purchased	$18,024
Payable for Portfolio shares redeemed	388
Overdraft due to custodian	1
Accrued investment advisory fees	344
Accrued supervisory and administrative fees	306
Accrued distribution fees	37
Accrued servicing fees	92
Total Liabilities	19,192

Net Assets	$1,011,778

Net Assets Consist of:

Paid in capital	$946,338
Distributable earnings (accumulated loss)	65,440

Net Assets	$1,011,778

Net Assets:

Administrative Class	$816,143
Advisor Class	195,635

Shares Issued and Outstanding:

Administrative Class	75,058
Advisor Class	18,093

Net Asset Value Per Share Outstanding:

Administrative Class	$10.87
Advisor Class	10.81

Cost of investments in securities	$531
Cost of investments in Affiliates	$970,213
Cost or premiums of financial derivative instruments, net	$5,602

* Includes repurchase agreements of:	$531

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Global Diversified Allocation Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2019 (Unaudited)

Investment Income:

Interest	$224
Dividends from Investments in Affiliates	14,086
Total Income	14,310

Expenses:

Investment advisory fees	2,179
Supervisory and administrative fees	1,937
Servicing fees - Administrative Class	591
Distribution and/or servicing fees - Advisor Class	226
Trustee fees	6
Interest expense	8
Total Expenses	4,947
Waiver and/or Reimbursement by PIMCO	(2,570)
Net Expenses	2,377

Net Investment Income (Loss)	11,933

Net Realized Gain (Loss):

Investments in Affiliates	(3,539)
Exchange-traded or centrally cleared financial derivative instruments	41,031

Net Realized Gain (Loss)	37,492

Net Change in Unrealized Appreciation (Depreciation):

Investments in Affiliates	65,214
Exchange-traded or centrally cleared financial derivative instruments	13,911

Net Change in Unrealized Appreciation (Depreciation)	79,125

Net Increase (Decrease) in Net Assets Resulting from Operations	$128,550

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	13

Statements of Changes in Net Assets PIMCO Global Diversified Allocation Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$11,933	$25,151
Net realized gain (loss)	37,492	(11,027)
Net change in unrealized appreciation (depreciation)	79,125	(104,410)

Net Increase (Decrease) in Net Assets Resulting from Operations	128,550	(90,286)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Administrative Class	(4,931)	(32,882)
Advisor Class	(1,069)	(6,802)

Total Distributions(a)	(6,000)	(39,684)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(27,014)	56,563

Total Increase (Decrease) in Net Assets	95,536	(73,407)

Net Assets:

Beginning of period	916,242	989,649
End of period	$1,011,778	$916,242

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Global Diversified Allocation Portfolio

June 30, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (b) 0.1%
		$531

Total Short-Term Instruments (Cost $531)		531

Total Investments in Securities (Cost $531)		531

	SHARES
INVESTMENTS IN AFFILIATES 98.6%

MUTUAL FUNDS (a) 90.0%

PIMCO Emerging Markets Bond Fund	2,883,212	30,418

PIMCO Global Advantage® Strategy Bond Fund	3,671,128	40,456

PIMCO Income Fund	4,174,747	50,598

PIMCO International Bond Fund (U.S. Dollar-Hedged)	2,725,903	30,339

PIMCO Investment Grade Credit Bond Fund	4,744,737	50,626

PIMCO RAE International Fund	5,193,178	50,582

PIMCO RAE PLUS EMG Fund	4,890,649	50,520

PIMCO RAE PLUS Small Fund	4,895,411	51,108

PIMCO Real Return Fund	4,549,860	50,549

PIMCO Short-Term Fund	15,483,478	151,429

PIMCO StocksPLUS® Fund	4,852,995	50,714

	SHARES	MARKET VALUE (000S)

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	6,392,698	$50,630

PIMCO StocksPLUS® International Fund (Unhedged)	17,491,053	101,273

PIMCO Total Return Fund IV	14,184,756	151,493

Total Mutual Funds (Cost $882,620)		910,735

SHORT-TERM INSTRUMENTS 8.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.6%

PIMCO Short-Term Floating NAV Portfolio III	8,859,684	87,640

Total Short-Term Instruments (Cost $87,593)		87,640

Total Investments in Affiliates (Cost $970,213)		998,375

Total Investments 98.7% (Cost $970,744)		$998,906

Financial Derivative Instruments (c) 0.8% (Cost or Premiums, net $5,602)		7,743

Other Assets and Liabilities, net 0.5%		5,129

Net Assets 100.0%		$1,011,778

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)   REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	06/28/2019	07/01/2019	$531	U.S. Treasury Notes 2.250% due 03/31/2021	$(542)	$531	$531

Total Repurchase Agreements						$(542)	$531	$531

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$531	$0	$0	$531	$(542)	$(11)

Total Borrowings and Other Financing Transactions	$531	$0	$0

Cash of $3 has been pledged as collateral as of June 30, 2019 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	15

Schedule of Investments PIMCO Global Diversified Allocation Portfolio (Cont.)

(c)   FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	$2,050.000	06/19/2020	380	$38	$728	$726
Put - CBOE S&P 500	2,350.000	06/19/2020	380	38	1,598	1,622
Put - CBOE S&P 500	2,650.000	06/19/2020	380	38	3,276	3,351

Total Purchased Options					$5,602	$5,699

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index September Futures	09/2019	3,074	$452,524	$6,990	$2,044	$0

Total Futures Contracts				$6,990	$2,044	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$5,699	$2,044	$0	$7,743	$0	$0	$0	$0

Cash of $19,918 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$5,699	$0	$0	$5,699
Futures	0	0	2,044	0	0	2,044

	$0	$0	$7,743	$0	$0	$7,743

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(11,721)	$0	$0	$(11,721)
Futures	0	0	52,752	0	0	52,752

	$0	$0	$41,031	$0	$0	$41,031

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$1,731	$0	$0	$1,731
Futures	0	0	12,180	0	0	12,180

	$0	$0	$13,911	$0	$0	$13,911

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$531	$0	$531

	$0	$531	$0	$531

Investments in Affiliates, at Value
Mutual Funds	$910,735	$0	$0	$910,735
Short-Term Instruments
Central Funds Used for Cash Management Purposes	87,640	0	0	87,640

	$998,375	$0	$0	$998,375

Total Investments	$998,375	$531	$0	$998,906

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$2,044	$5,699	$0	$7,743

Total Financial Derivative Instruments	$2,044	$5,699	$0	$7,743

Totals	$1,000,419	$6,230	$0	$1,006,649

There were no significant transfers into or out of Level 3 during the period ended June 30, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	17

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Administrative Class and Advisor Class shares of the PIMCO Global Diversified Allocation Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Portfolio

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will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification (“ASC”) 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the

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Notes to Financial Statements (Cont.)

relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund or Acquired Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the

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value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as

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Notes to Financial Statements (Cont.)

quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate

(“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

Investments in Affiliates

The Portfolio invests under normal circumstances in Acquired Funds which are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2019 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Bond Fund	$27,454	$2,360	$(1,664)	$(106)	$2,374	$30,418	$673	$0

PIMCO Global Advantage® Strategy Bond Fund	36,545	4,276	(2,227)	(147)	2,009	40,456	552	0

PIMCO Income Fund	45,832	6,198	(2,671)	(155)	1,394	50,598	1,357	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	27,633	3,202	(1,811)	3	1,312	30,339	335	0

PIMCO Investment Grade Credit Bond Fund	45,747	4,997	(3,719)	(317)	3,918	50,626	1,016	0

PIMCO RAE International Fund	45,685	1,852	(1,331)	(162)	4,538	50,582	0	0

PIMCO RAE PLUS EMG Fund	45,874	2,749	(3,087)	(62)	5,046	50,520	0	0

PIMCO RAE PLUS Small Fund	45,726	4,548	(4,702)	(756)	6,292	51,108	544	0

PIMCO Real Return Fund	45,623	5,605	(3,157)	(364)	2,842	50,549	527	0

PIMCO Short-Term Fund	137,005	20,905	(6,740)	(35)	294	151,429	1,971	0

PIMCO Short-Term Floating NAV Portfolio III	64,503	191,677	(168,600)	23	37	87,640	977	0

PIMCO StocksPLUS® Fund	45,888	1,841	(4,288)	22	7,251	50,714	1,550	0

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	45,593	2,352	(2,761)	(135)	5,581	50,630	2,082	0

PIMCO StocksPLUS® International Fund (Unhedged)	91,600	856	(4,494)	(941)	14,252	101,273	312	0

PIMCO Total Return Fund IV	137,201	17,775	(11,150)	(407)	8,074	151,493	2,190	0

Totals	$887,909	$271,193	$(222,402)	$(3,539)	$65,214	$998,375	$14,086	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(b) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of

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Notes to Financial Statements (Cont.)

an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Options on Indices  (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. The principal risks of investing in the Portfolio include risks from direct investments and/or for certain Portfolios that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Allocation Risk is the risk that a Portfolio could lose money as a result of less than optimal or poor asset allocation decisions. The Portfolio could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk is the risk that a Portfolio’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Portfolio to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives.

Equity Risk is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Interest Rate Risk is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Distressed Company Risk is the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers’ continuing ability to make principal and interest payments.

Market Risk is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid

24	PIMCO VARIABLE INSURANCE TRUST

June 30, 2019 (Unaudited)

investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Model Risk is the risk that the Portfolio’s investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Portfolio.

Commodity Risk is the risk that investing in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk is the risk that a Portfolio’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Portfolio’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Portfolio to liquidity and valuation risk.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Smaller Company Risk is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Portfolio’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

SEMIANNUAL REPORT	JUNE 30, 2019	25

Notes to Financial Statements (Cont.)

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved and there can be no assurance that investment decisions made in seeking to manage Portfolio volatility will achieve the desired results.

Tax Risk is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Portfolio’s taxable income or gains and distributions.

Short Exposure Risk is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

Value Investing Risk is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Convertible Securities Risk is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Exchange-Traded Fund Risk is the risk that an exchange-traded fund may not track, among other reasons, because of exchange rules, the performance of the index it is designed to track, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to the Portfolio invested in the exchange-traded fund.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2019 (Unaudited)

Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Administrative Class	Advisor Class
0.45%	0.40%	0.40%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted

SEMIANNUAL REPORT	JUNE 30, 2019	27

Notes to Financial Statements (Cont.)

pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At June 30, 2019, there were no recoverable amounts.

(f) Acquired Fund Fees and Expenses  Acquired Fund expenses incurred by the Portfolio, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Portfolio’s assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Acquired Funds in addition to the Portfolio’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders. The Portfolio also indirectly pays its proportionate share of the Investment Advisory Fees, Supervisory and Administrative Fees and Management Fees charged by PIMCO to the Underlying PIMCO Funds and, to the extent not included among the Underlying PIMCO Funds, funds of PIMCO ETF Trust in which the Portfolio invests (collectively, “Underlying PIMCO Fund Fees”).

PIMCO has contractually agreed, through May 1, 2020, to waive, first, the Investment Advisory Fee and, second, to the extent necessary, the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the Underlying PIMCO Fund Fees indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, to the extent the Portfolio’s Investment Advisory Fee or Investment Advisory Fee and Supervisory and Administrative Fee, taken together, are greater than or equal to the Underlying PIMCO Fund Fees. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected in the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2019, the amount was $2,569,641.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2019 (Unaudited)

the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$0	$0	$79,516	$53,802

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2019		Year Ended 12/31/2018

	Shares	Amount	Shares	Amount

Receipts for shares sold

Administrative Class	2,196	$22,705	9,780	$106,040

Advisor Class	1,334	13,707	3,119	33,612
Issued as reinvestment of distributions

Administrative Class	470	4,931	3,233	32,881

Advisor Class	103	1,069	674	6,802
Cost of shares redeemed

Administrative Class	(6,154)	(64,109)	(10,867)	(117,612)

Advisor Class	(517)	(5,317)	(479)	(5,160)

Net increase (decrease) resulting from Portfolio share transactions	(2,568)	$(27,014)	5,460	$56,563

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2019, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 97% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and

distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2019, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

SEMIANNUAL REPORT	JUNE 30, 2019	29

Notes to Financial Statements (Cont.)

June 30, 2019 (Unaudited)

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2018, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Global Diversified Allocation Portfolio	$18,314	$1,558

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$983,609	$28,804	$(818)	$27,986

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

30	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

FICC	Fixed Income Clearing Corporation

Currency Abbreviations:

USD (or $)	United States Dollar

Exchange Abbreviations:

CBOE	Chicago Board Options Exchange

Index/Spread Abbreviations:

S&P 500	Standard & Poor’s 500 Index

Other Abbreviations:

TBA	To-Be-Announced

SEMIANNUAL REPORT	JUNE 30, 2019	31

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT09SAR_063019

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2019

PIMCO Global Multi-Asset Managed Allocation Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2019

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.2% during the fourth quarter of 2018. For the first quarter of 2019, GDP growth rose to an annual pace of 3.1%. Finally, the Commerce Department’s initial reading for second quarter 2019 GDP, released after the reporting period ended, showed that the U.S. economy grew at a 2.1% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” With its December 2018 rate hike, the Fed increased the federal funds rate to a range between 2.25% and 2.50%. However, at its meeting in January 2019, the Fed tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” This stance was partially attributed to trade tensions and signs of slowing global growth, including weakening manufacturing data. Finally, at its meeting that concluded on July 31, 2019, after the reporting period ended, the Fed lowered the federal funds rate to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008.

Growth outside the U.S. continued, but the pace generally moderated. According to the International Monetary Fund (“IMF”), global growth is projected to be 3.3% in 2019, versus 3.6% in 2018. From a regional perspective, the U.S. economy is expected to expand 2.3% in 2019, compared to 2.9% in the prior year. Elsewhere, the IMF anticipates 2019 GDP growth in the eurozone, UK and Japan will be 1.3%, 1.2% and 1.0%, respectively. For comparison purposes, these economies expanded 1.8%, 1.4% and 0.8%, respectively, in 2018.

Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies. The ECB ended its quantitative easing program in December 2018 and indicated that it does not expect to raise interest rates, “at least through the first half of 2020.” Meanwhile, the Bank of England kept rates on hold for the reporting period.

Both short- and long-term U.S. Treasury yields declined. In our view, falling rates were partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the two-year U.S. Treasury note was 1.75% at the end of the reporting period, compared to 2.48% on December 31, 2018. Meanwhile, the yield on the benchmark 10-year U.S. Treasury note was 2.00% at the end of the reporting period, versus 2.69% on December 31, 2018. The Bloomberg Barclays Global Treasury Index (USD hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 5.52%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD hedged), a widely used index of global investment grade credit bonds, returned 8.22%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD hedged), a widely used index of below investment grade bonds, returned 10.05%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD hedged), returned 10.60%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 8.72%.

Global equities also produced strong results. Despite periods of volatility, U.S. equities moved sharply higher. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations and a more accommodative Fed. All told, U.S. equities, as represented by the S&P 500 Index, returned 18.54%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 10.59%, whereas global equities, as

2	PIMCO VARIABLE INSURANCE TRUST

represented by the MSCI World Index, returned 16.98%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 7.53%, and European equities, as represented by the MSCI Europe Index (in EUR), returned 16.24%.

Commodity prices fluctuated and largely moved higher. When the reporting period began, Brent crude oil was approximately $54 a barrel, but by the end, it was roughly $67 a barrel. Elsewhere, gold and copper prices also rose.

Finally, there were periods of volatility in the foreign exchange markets, due in part to signs of moderating global growth and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar strengthened against a number of other major currencies. For example, the U.S. dollar returned 0.82% and 0.45% versus the euro and British pound, respectively. However, the U.S. dollar fell 1.71% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2019	3

Important Information About the PIMCO Global Multi-Asset Managed Allocation Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Global Multi-Asset Managed Allocation Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio may invest in Institutional Class or Class M shares of any of the funds of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds and series of PIMCO Funds sub-advised by Gurtin Municipal Bond Management (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, the “Acquired Funds”). The Portfolio may invest in a combination of affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), fixed income instruments, equity securities, forwards and derivatives, to the extent permitted under the 1940 Act or exemptive relief therefrom. The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds.

We believe that equity funds and bond funds have an important role to play in a well-diversified portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio (and/or Underlying PIMCO Funds or Acquired Funds, as applicable) are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of interest rate risk, especially as the Federal Reserve Board ended its quantitative easing program in October 2014 and raised interest rates several times thereafter before lowering them in July 2019. Interest rates may change in the future depending upon the Federal Reserve Board’s view of economic growth, inflation, employment and other market factors. To the extent the Federal Reserve Board raises interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

4	PIMCO VARIABLE INSURANCE TRUST

With respect to certain securities, the Portfolio may make different asset class, sector or geographical classifications for the purpose of monitoring compliance with investment guidelines than the classifications disclosed in this report.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities (and/or portfolio securities of Underlying PIMCO Funds or Acquired Funds, as applicable).

The United Kingdom’s decision to leave the European Union may impact Portfolio returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests are not known.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measures performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Global Multi-Asset Managed Allocation Portfolio	04/15/09	04/30/12	04/15/09	04/15/09	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on

SEMIANNUAL REPORT	JUNE 30, 2019	5

Important Information About the PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the

Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-PORT. The Portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov and are available without charge, upon request by calling the Portfolio at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Portfolio filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Global Multi-Asset Managed Allocation Portfolio (Consolidated)

Cumulative Returns Through June 30, 2019

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of 06/30/2019†§

U.S. Government Agencies	33.7%

Mutual Funds	12.5%

U.S. Treasury Obligations	12.4%

Common Stocks	10.7%

Corporate Bonds & Notes	8.7%

Sovereign Issues	8.3%

Short-Term Instruments‡	5.5%

Asset-Backed Securities	3.1%

Exchange-Traded Funds	1.6%

Real Estate Investment Trusts	1.6%

Other	1.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO Global Multi-Asset Managed Allocation Portfolio Institutional Class	11.16%	5.84%	4.37%	0.00%	3.22%
PIMCO Global Multi-Asset Managed Allocation Portfolio Administrative Class	11.09%	5.69%	4.21%	4.94%	5.37%
PIMCO Global Multi-Asset Managed Allocation Portfolio Advisor Class	11.09%	5.55%	4.10%	4.85%	5.28%
60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index±	12.71%	7.33%	5.31%	8.19%	8.82%♦
MSCI World Index±±	16.98%	6.33%	6.60%	10.72%	11.76%♦

All Portfolio returns are net of fees and expenses.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 04/15/2009.

± 60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. It is not possible to invest directly in an unmanaged index. The Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

±± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), were 1.22% for Institutional Class shares, 1.37% for Administrative Class shares, and 1.47% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Global Multi-Asset Managed Allocation Portfolio seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index. PIMCO uses a three-step approach in seeking to achieve the Portfolio’s investment objective which consists of 1) developing a target asset allocation; 2) developing a series of relative value strategies designed to add value beyond the target allocation; and 3) utilizing hedging techniques to manage risks. PIMCO evaluates these three steps and uses varying combinations of Acquired Funds and/or direct investments to implement them within the Portfolio. The Portfolio seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Overweight exposure to U.S. duration positioning contributed to relative performance, as U.S. Treasury yields fell.

»	Overweight exposure to locally denominated emerging markets bonds contributed to relative performance.

»	Relative value commodity strategies contributed to relative performance.

»	Underweight exposure to eurozone equities detracted from relative performance, as these positions posted positive returns.

»	U.S. equity positioning detracted from relative performance.

»	Emerging markets equity positioning, mainly in China, detracted from relative performance.

SEMIANNUAL REPORT	JUNE 30, 2019	7

Expense Example PIMCO Global Multi-Asset Managed Allocation Portfolio (Consolidated)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2019 to June 30, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

		Actual		Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During Period*	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,111.60	$4.48	$1,000.00	$1,020.42	$4.28	0.86%
Administrative Class	1,000.00	1,110.90	5.26	1,000.00	1,019.68	5.03	1.01
Advisor class	1,000.00	1,110.90	5.78	1,000.00	1,019.18	5.53	1.11

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

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SEMIANNUAL REPORT	JUNE 30, 2019	9

Financial Highlights PIMCO Global Multi-Asset Managed Allocation Portfolio (Consolidated)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Institutional Class

01/01/2019 - 06/30/2019+	$10.94	$0.16	$1.06	$1.22	$(0.07)	$0.00	$0.00	$(0.07)

12/31/2018	12.83	0.31	(0.97)	(0.66)	(0.23)	(1.00)	0.00	(1.23)

12/31/2017	11.50	0.27	1.36	1.63	(0.30)	0.00	0.00	(0.30)

12/31/2016	11.33	0.26	0.21	0.47	0.00	0.00	(0.30)	(0.30)

12/31/2015	11.57	0.36	(0.37)	(0.01)	(0.21)	0.00	(0.02)	(0.23)

12/31/2014	11.34	0.36	0.19	0.55	0.00	0.00	(0.32)	(0.32)
Administrative Class

01/01/2019 - 06/30/2019+	10.94	0.14	1.07	1.21	(0.06)	0.00	0.00	(0.06)

12/31/2018	12.83	0.29	(0.97)	(0.68)	(0.21)	(1.00)	0.00	(1.21)

12/31/2017	11.50	0.25	1.36	1.61	(0.28)	0.00	0.00	(0.28)

12/31/2016	11.33	0.24	0.21	0.45	0.00	0.00	(0.28)	(0.28)

12/31/2015	11.56	0.30	(0.32)	(0.02)	(0.19)	0.00	(0.02)	(0.21)

12/31/2014	11.33	0.33	0.20	0.53	0.00	0.00	(0.30)	(0.30)
Advisor Class

01/01/2019 - 06/30/2019+	10.99	0.14	1.08	1.22	(0.06)	0.00	0.00	(0.06)

12/31/2018	12.89	0.28	(0.98)	(0.70)	(0.20)	(1.00)	0.00	(1.20)

12/31/2017	11.55	0.23	1.37	1.60	(0.26)	0.00	0.00	(0.26)

12/31/2016	11.38	0.23	0.21	0.44	0.00	0.00	(0.27)	(0.27)

12/31/2015	11.61	0.27	(0.30)	(0.03)	(0.18)	0.00	(0.02)	(0.20)

12/31/2014	11.38	0.31	0.21	0.52	0.00	0.00	(0.29)	(0.29)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$12.09	11.16%	$1,873	0.86	%*	1.03	%*	0.82	%*	0.99	%*	2.68	%*	288%

10.94	(5.32)	1,687	0.90		1.05		0.84		0.99		2.46		693

12.83	14.24	1,789	0.88		1.03		0.84		0.99		2.20		381

11.50	4.20	1,571	0.82		1.01		0.79		0.98		2.31		412

11.33	(0.05)	1,515	0.74		1.03		0.69		0.98		3.01		367

11.57	4.86	2,052	0.55		0.98		0.53		0.96		3.13		391

12.09	11.09	153,996	1.01	*	1.18	*	0.97	*	1.14	*	2.49	*	288

10.94	(5.46)	151,493	1.05		1.20		0.99		1.14		2.28		693

12.83	14.08	190,344	1.03		1.18		0.99		1.14		2.01		381

11.50	4.04	191,628	0.97		1.16		0.94		1.13		2.16		412

11.33	(0.14)	219,433	0.89		1.18		0.84		1.13		2.46		367

11.56	4.70	248,087	0.70		1.13		0.68		1.11		2.82		391

12.15	11.09	449,955	1.11	*	1.28	*	1.07	*	1.24	*	2.39	*	288

10.99	(5.61)	436,873	1.15		1.30		1.09		1.24		2.18		693

12.89	13.99	549,934	1.13		1.28		1.09		1.24		1.90		381

11.55	3.92	569,112	1.07		1.26		1.04		1.23		2.07		412

11.38	(0.26)	625,067	0.99		1.28		0.94		1.23		2.23		367

11.61	4.57	899,657	0.80		1.23		0.78		1.21		2.69		391

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	11

Consolidated Statement of Assets and Liabilities PIMCO Global Multi-Asset Managed Allocation Portfolio

June 30, 2019 (Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$807,279
Investments in Affiliates	115,788
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,703
Over the counter	4,456
Cash	1
Deposits with counterparty	2,278
Foreign currency, at value	5,380
Receivable for investments sold	64,764
Receivable for investments sold on a delayed-delivery basis	287
Receivable for TBA investments sold	557,507
Receivable for Portfolio shares sold	2
Interest and/or dividends receivable	1,727
Dividends receivable from Affiliates	362
Reimbursement receivable from PIMCO	81
Total Assets	1,562,615

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$23,828
Payable for short sales	61,349
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,863
Over the counter	4,956
Payable for investments purchased	20,369
Payable for investments in Affiliates purchased	362
Payable for investments purchased on a delayed-delivery basis	1,232
Payable for TBA investments purchased	837,380
Deposits from counterparty	4,610
Payable for Portfolio shares redeemed	277
Accrued investment advisory fees	432
Accrued supervisory and administrative fees	30
Accrued distribution fees	86
Accrued servicing fees	17
Total Liabilities	956,791

Net Assets	$605,824

Net Assets Consist of:

Paid in capital	$580,390
Distributable earnings (accumulated loss)	25,434

Net Assets	$605,824

Net Assets:

Institutional Class	$1,873
Administrative Class	153,996
Advisor Class	449,955

Shares Issued and Outstanding:

Institutional Class	155
Administrative Class	12,736
Advisor Class	37,030

Net Asset Value Per Share Outstanding:

Institutional Class	$12.09
Administrative Class	12.09
Advisor Class	12.15

Cost of investments in securities	$799,051
Cost of investments in Affiliates	$116,668
Cost of foreign currency held	$5,370
Proceeds received on short sales	$61,083
Cost or premiums of financial derivative instruments, net	$2,853

* Includes repurchase agreements of:	$43,252

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Operations PIMCO Global Multi-Asset Managed Allocation Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2019 (Unaudited)

Investment Income:

Interest	$5,353
Dividends, net of foreign taxes*	2,300
Dividends from Investments in Affiliates	2,910
Total Income	10,563

Expenses:

Investment advisory fees	2,810
Supervisory and administrative fees	194
Servicing fees - Administrative Class	115
Distribution and/or servicing fees - Advisor Class	557
Trustee fees	4
Interest expense	127
Total Expenses	3,807
Waiver and/or Reimbursement by PIMCO	(517)
Net Expenses	3,290

Net Investment Income (Loss)	7,273

Net Realized Gain (Loss):

Investments in securities	71
Investments in Affiliates	(47)
Exchange-traded or centrally cleared financial derivative instruments	19,973
Over the counter financial derivative instruments	1,746
Foreign currency	35

Net Realized Gain (Loss)	21,778

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	28,747
Investments in Affiliates	3,019
Exchange-traded or centrally cleared financial derivative instruments	5,795
Over the counter financial derivative instruments	(2,565)
Foreign currency assets and liabilities	(61)

Net Change in Unrealized Appreciation (Depreciation)	34,935

Net Increase (Decrease) in Net Assets Resulting from Operations	$63,986

* Foreign tax withholdings - Dividends	$85

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	13

Consolidated Statements of Changes in Net Assets PIMCO Global Multi-Asset Managed Allocation Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$7,273	$14,967
Net realized gain (loss)	21,778	(7,532)
Net change in unrealized appreciation (depreciation)	34,935	(42,439)

Net Increase (Decrease) in Net Assets Resulting from Operations	63,986	(35,004)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(11)	(174)
Administrative Class	(818)	(15,596)
Advisor Class	(2,172)	(44,262)

Total Distributions(a)	(3,001)	(60,032)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(45,214)	(56,978)

Total Increase (Decrease) in Net Assets	15,771	(152,014)

Net Assets:

Beginning of period	590,053	742,067
End of period	$605,824	$590,053

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio

June 30, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 133.3%

CORPORATE BONDS & NOTES 13.2%

BANKING & FINANCE 8.3%

AerCap Ireland Capital DAC
4.250% due 07/01/2020		$900	$913

Ally Financial, Inc.
8.000% due 11/01/2031		800	1,061

Bank of America Corp.
5.875% due 03/15/2028 •(h)		420	439

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		800	829

Deutsche Bank AG
4.250% due 10/14/2021		3,400	3,446

FCE Bank PLC
0.869% due 09/13/2021	EUR	600	685

Goldman Sachs Group, Inc.
3.610% (US0003M + 1.200%) due 09/15/2020 ~		$6,200	6,262

ING Bank NV
2.625% due 12/05/2022		1,000	1,020

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	30,100	4,525
2.500% due 10/01/2047		7	1

Lloyds Banking Group PLC
3.186% (US0003M + 0.800%) due 06/21/2021 ~		$500	500

Navient Corp.
8.000% due 03/25/2020		400	415

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050	DKK	24,200	3,639
2.500% due 10/01/2047		2	0

Nykredit Realkredit A/S
1.000% due 10/01/2050		37,200	5,594
2.000% due 04/01/2020		50,000	7,767
2.500% due 10/01/2047		12	2

Realkredit Danmark A/S
2.500% due 07/01/2047		70	11

Royal Bank of Scotland Group PLC
3.899% (US0003M + 1.550%) due 06/25/2024 ~		$700	699
4.519% due 06/25/2024 •		400	417

State Bank of India
3.539% (US0003M + 0.950%) due 04/06/2020 ~		1,600	1,604

UBS AG
2.450% due 12/01/2020		3,300	3,305

UniCredit SpA
7.830% due 12/04/2023		6,550	7,487

			50,621

INDUSTRIALS 2.0%

BAT Capital Corp.
3.118% due 08/14/2020 •		1,100	1,103

BAT International Finance PLC
2.750% due 06/15/2020		1,200	1,203

Broadcom, Inc.
3.125% due 04/15/2021		200	201
3.125% due 10/15/2022		200	201

Campbell Soup Co.
3.040% (US0003M + 0.630%) due 03/15/2021 ~		610	609

Dell International LLC
4.420% due 06/15/2021		800	824

Delta Air Lines, Inc.
2.875% due 03/13/2020		900	901

Dominion Energy Gas Holdings LLC
3.010% (US0003M + 0.600%) due 06/15/2021 ~		500	502

eBay, Inc.
2.750% due 01/30/2023		500	503

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Enbridge, Inc.
2.984% (US0003M + 0.400%) due 01/10/2020 ~	$1,300	$1,301

Hyundai Capital America
3.202% due 09/18/2020 •	2,500	2,502

Microchip Technology, Inc.
3.922% due 06/01/2021	100	102

Mylan NV
3.750% due 12/15/2020	500	505

NXP BV
4.125% due 06/01/2021	200	205

Telefonica Emisiones S.A.
5.877% due 07/15/2019	100	100

Teva Pharmaceutical Finance Netherlands BV
2.800% due 07/21/2023	300	261

VMware, Inc.
3.900% due 08/21/2027	200	203

Volkswagen Group of America Finance LLC
2.450% due 11/20/2019	900	900

		12,126

UTILITIES 2.9%

AT&T, Inc.
3.247% due 01/15/2020 ~	280	281
3.270% (US0003M + 0.750%) due 06/01/2021 ~	900	905
3.547% due 07/15/2021 ~	3,500	3,532
5.150% due 02/15/2050	1,000	1,102
5.300% due 08/15/2058	400	449

Consolidated Edison Co. of New York, Inc.
2.749% (US0003M + 0.400%) due 06/25/2021 ~	300	301

National Rural Utilities Cooperative Finance Corp.
2.694% (US0003M + 0.375%) due 06/30/2021 ~	400	401

NextEra Energy Capital Holdings, Inc.
2.835% (US0003M + 0.315%) due 09/03/2019 ~	1,230	1,230

Petrobras Global Finance BV
6.125% due 01/17/2022	917	984
7.250% due 03/17/2044	3,700	4,148

Sempra Energy
2.860% (US0003M + 0.450%) due 03/15/2021 ~	1,000	996

Verizon Communications, Inc.
3.376% due 02/15/2025	366	382
4.016% due 12/03/2029	2,410	2,612

		17,323

Total Corporate Bonds & Notes (Cost $77,958)		80,070

U.S. GOVERNMENT AGENCIES 51.3%

Fannie Mae
4.607% due 05/01/2038 •	1,719	1,804

Fannie Mae UMBS
4.000% due 06/01/2048 - 09/01/2048	10,189	10,552

Fannie Mae UMBS, TBA
3.500% due 07/01/2049 - 09/01/2049	168,300	171,968
4.000% due 08/01/2049	118,295	122,207

Ginnie Mae
2.783% due 02/20/2049 •	3,059	3,056
3.030% due 08/20/2068 •	1,206	1,183

Total U.S. Government Agencies (Cost $310,170)		310,770

U.S. TREASURY OBLIGATIONS 19.0%

U.S. Treasury Bonds
3.000% due 02/15/2048	140	153

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

U.S. Treasury Inflation Protected Securities (g)
0.125% due 04/15/2021 (n)(p)		$2,436	$2,414
0.125% due 04/15/2022 (k)(n)		48,970	48,595
0.250% due 01/15/2025 (n)(p)		3,259	3,264
0.375% due 07/15/2025		6,705	6,781
0.375% due 01/15/2027 (p)		465	469
0.375% due 07/15/2027 (p)		909	918
0.625% due 07/15/2021 (n)		4,988	5,020
0.625% due 01/15/2024 (n)		10	10
0.875% due 01/15/2029 (p)		911	959
0.875% due 02/15/2047		11,576	11,812
1.000% due 02/15/2048 (p)		180	190
1.125% due 01/15/2021		5,139	5,180
2.125% due 02/15/2040		4,350	5,574
2.375% due 01/15/2025 (k)		20,956	23,425

Total U.S. Treasury Obligations (Cost $112,972)			114,764

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.3%

Alliance Bancorp Trust
2.644% due 07/25/2037 •		494	451

Bear Stearns Adjustable Rate Mortgage Trust
4.260% due 02/25/2036 ^~		49	47
4.333% due 07/25/2036 ^~		190	184

Countrywide Home Loan Mortgage Pass-Through Trust
6.000% due 04/25/2036		440	365

Residential Accredit Loans, Inc. Trust
2.584% due 06/25/2046 •		271	109

Residential Asset Securitization Trust
2.804% due 05/25/2035 •		563	473

Towd Point Mortgage Funding PLC
1.855% due 10/20/2051 •	GBP	2,400	3,060

WaMu Mortgage Pass-Through Certificates Trust
2.734% due 01/25/2045 •		$3,062	3,043

Total Non-Agency Mortgage-Backed Securities (Cost $7,868)			7,732

ASSET-BACKED SECURITIES 4.7%

ACE Securities Corp. Home Equity Loan Trust
4.204% due 06/25/2034 •		150	146

Argent Mortgage Loan Trust
2.884% due 05/25/2035 •		809	781

Argent Securities Trust
2.554% due 07/25/2036 •		545	475

Aurium CLO DAC
0.680% due 10/13/2029 •	EUR	800	907

CIT Mortgage Loan Trust
3.780% due 10/25/2037 •		$2,259	2,290

Countrywide Asset-Backed Certificates
2.544% due 05/25/2035 •		638	619
2.654% due 03/25/2037 •		700	670

CVP Cascade CLO Ltd.
3.751% due 01/16/2026 •		451	451

Dryden Senior Loan Fund
3.497% due 10/15/2027 •		1,600	1,598

Figueroa CLO Ltd.
3.237% due 06/20/2027 •		1,200	1,197

First Franklin Mortgage Loan Trust
2.874% due 11/25/2036 •		1,600	1,452

Fremont Home Loan Trust
2.539% due 10/25/2036 •		1,063	1,002
2.554% due 10/25/2036 •		2,455	1,221

Halcyon Loan Advisors Funding Ltd.
3.512% due 04/20/2027 •		600	598

IndyMac Mortgage Loan Trust
2.474% due 07/25/2036 •		1,037	466

Lehman ABS Manufactured Housing Contract Trust
7.170% due 04/15/2040 ^~		788	578

Lehman XS Trust
2.564% due 05/25/2036 •		962	981
5.354% due 06/25/2036 þ		770	798

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	15

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Long Beach Mortgage Loan Trust
2.704% due 01/25/2036 •		$1,638	$1,535

Marlette Funding Trust
2.690% due 09/17/2029 (b)		200	200

Morgan Stanley ABS Capital, Inc. Trust
3.379% due 07/25/2035 •		64	65

Mountain View CLO Ltd.
3.397% due 10/15/2026 •		552	550

Navient Student Loan Trust
3.554% due 03/25/2066 •		983	987

Sound Point CLO Ltd.
3.472% due 07/20/2027 •		300	300

SpringCastle Funding Asset-Backed
3.200% due 05/27/2036		3,196	3,235

Sudbury Mill CLO Ltd.
3.738% due 01/17/2026 •		1,277	1,278

Symphony CLO Ltd.
3.627% due 10/15/2025 •		1,548	1,549

THL Credit Wind River CLO Ltd.
0.000% due 01/15/2026 •(b)		600	600

Tralee CLO Ltd.
3.622% due 10/20/2027 •		1,000	1,000

Venture CLO Ltd.
3.477% due 07/15/2027 •		800	801

Total Asset-Backed Securities (Cost $27,460)			28,330

SOVEREIGN ISSUES 12.7%

Argentina Government International Bond
40.244% (BADLARPP) due 10/04/2022 ~	ARS	3,700	129
52.006% due 04/03/2022 ~(a)		2,035	41
63.705% (ARLLMONP) due 06/21/2020 ~(a)		42,557	978

Australia Government International Bond
3.000% due 09/20/2025 (g)	AUD	2,148	1,802

Brazil Letras do Tesouro Nacional
0.000% due 01/01/2020 (e)	BRL	1,972	499

Denmark Government International Bond
0.100% due 11/15/2023 (g)	DKK	15,031	2,467

France Government International Bond
2.100% due 07/25/2023 (g)	EUR	16,297	21,151

Japan Government International Bond
0.100% due 03/10/2028 (g)	JPY	533,243	5,166
0.100% due 03/10/2029 (g)		332,983	3,226

Peru Government International Bond
5.940% due 02/12/2029	PEN	3,500	1,160
6.150% due 08/12/2032		6,000	2,005

Qatar Government International Bond
3.875% due 04/23/2023		$1,400	1,470

United Kingdom Gilt
0.125% due 03/22/2026 (g)	GBP	558	846
0.125% due 08/10/2028 (g)		7,563	12,137
1.250% due 11/22/2027 (g)		7,541	12,954
1.875% due 11/22/2022 (g)		7,354	10,873

Total Sovereign Issues (Cost $78,125)			76,904

		SHARES
COMMON STOCKS 16.3%

COMMUNICATION SERVICES 1.4%

Alphabet, Inc. ‘A’ (c)		1,256	1,360

Alphabet, Inc. ‘C’ (c)		1,098	1,187

BT Group PLC		14,298	36

Comcast Corp. ‘A’		3,663	155

Discovery, Inc. ‘A’ (c)		9,600	295

Discovery, Inc. ‘C’ (c)		9,500	270

Eutelsat Communications S.A.		6,999	131

Facebook, Inc. ‘A’ (c)		5,363	1,035

Hakuhodo DY Holdings, Inc.		6,500	109

	SHARES	MARKET VALUE (000S)

ITV PLC	11,490	$16

KDDI Corp.	11,388	290

Konami Holdings Corp.	500	23

Koninklijke KPN NV	28,661	88

Netflix, Inc. (c)	200	74

Nippon Telegraph & Telephone Corp.	4,780	222

NTT DOCOMO, Inc.	17,860	416

Omnicom Group, Inc.	300	25

PCCW Ltd.	213,896	124

Proximus SADP	3,827	113

Quebecor, Inc. ‘B’	7,600	181

RTL Group S.A.	3,948	202

SES S.A.	6,164	96

SoftBank Group Corp.	7,000	335

Sprint Corp. (c)	6,400	42

Telstra Corp. Ltd.	16,719	45

Thomson Reuters Corp.	10,000	645

Verizon Communications, Inc.	8,500	486

Viacom, Inc. ‘B’	8,102	242

		8,243

CONSUMER DISCRETIONARY 1.4%

Accor S.A.	7,062	303

Amazon.com, Inc. (c)	742	1,405

AutoZone, Inc. (c)	267	294

Bandai Namco Holdings, Inc.	1,900	92

Barratt Developments PLC	24,907	181

Berkeley Group Holdings PLC	6,170	292

Compass Group PLC	3,149	76

Darden Restaurants, Inc.	1,401	171

eBay, Inc.	5,000	198

Faurecia S.A.	2,809	130

Garmin Ltd.	1,293	103

H&R Block, Inc.	7,804	229

Hennes & Mauritz AB ‘B’	6,505	116

Home Depot, Inc.	2,458	511

Honda Motor Co. Ltd.	16,199	418

Kering S.A.	517	306

Kohl’s Corp.	2,969	141

L Brands, Inc.	4,000	104

Las Vegas Sands Corp.	9,930	587

Magna International, Inc.	3,400	169

Marks & Spencer Group PLC	5,604	15

Mazda Motor Corp.	7,900	82

Nikon Corp.	1,900	27

Nissan Motor Co. Ltd.	4,100	29

Norwegian Cruise Line Holdings Ltd. (c)	1,700	91

Pandora A/S	1,196	43

Persimmon PLC	7,460	189

Peugeot S.A.	12,554	309

PulteGroup, Inc.	5,300	168

Rakuten, Inc.	12,000	143

Ross Stores, Inc.	1,000	99

Sands China Ltd.	27,872	133

Sekisui Chemical Co. Ltd.	2,300	35

Starbucks Corp.	4,000	335

Subaru Corp.	6,400	156

Tapestry, Inc.	1,200	38

Target Corp.	2,600	225

Valeo S.A.	589	19

Wesfarmers Ltd.	9,029	229

		8,191

	SHARES	MARKET VALUE (000S)
CONSUMER STAPLES 1.2%

Alimentation Couche-Tard, Inc. ‘B’	6,200	$390

Altria Group, Inc.	7,920	375

Asahi Group Holdings Ltd.	3,600	162

Clorox Co.	2,066	316

Coca-Cola European Partners PLC	2,900	164

Colgate-Palmolive Co.	6,200	444

Hormel Foods Corp.	7,000	284

Imperial Brands PLC	1,161	27

Ingredion, Inc.	3,735	308

Japan Tobacco, Inc.	17,759	392

Kimberly-Clark Corp.	6,479	863

Kirin Holdings Co. Ltd.	9,253	199

Kroger Co.	9,104	198

PepsiCo, Inc.	9,080	1,191

Philip Morris International, Inc.	5,417	425

Procter & Gamble Co.	9,500	1,042

Unilever NV	2,776	169

Wal-Mart Stores, Inc.	1,300	144

Walgreens Boots Alliance, Inc.	5,300	290

Woolworths Group Ltd.	1,972	46

		7,429

ENERGY 1.6%

Aker BP ASA	9,435	271

Apache Corp.	8,400	243

Canadian Natural Resources Ltd.	8,714	235

Cheniere Energy, Inc. (c)	39,213	2,684

Cimarex Energy Co.	900	54

ConocoPhillips	9,225	563

Devon Energy Corp.	2,200	63

Enagas S.A.	8,108	216

Eni SpA	47,939	796

HollyFrontier Corp.	5,381	249

John Wood Group PLC	7,105	41

JXTG Holdings, Inc.	20,223	100

Kinder Morgan, Inc.	5,700	119

Lundin Petroleum AB	779	24

ONEOK, Inc.	40,702	2,801

Phillips 66	3,200	299

Total S.A.	8,270	463

Woodside Petroleum Ltd.	3,952	101

		9,322

FINANCIALS 2.4%

3i Group PLC	24,420	345

ABN AMRO Bank NV	13,232	283

Aflac, Inc.	22,815	1,250

AIB Group PLC	29,511	121

Ally Financial, Inc.	1,000	31

American Express Co.	3,100	383

Ameriprise Financial, Inc.	200	29

Banco Bilbao Vizcaya Argentaria S.A.	66,401	371

Bank Leumi Le-Israel BM	43,282	312

Bank of America Corp.	14,900	432

Cincinnati Financial Corp.	1,500	155

Citizens Financial Group, Inc. (l)	3,983	141

Commonwealth Bank of Australia	5,757	335

Direct Line Insurance Group PLC	56,665	239

Discover Financial Services	8,091	628

DNB ASA	13,867	258

Fifth Third Bancorp	19,240	537

Franklin Resources, Inc.	11,200	390

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

	SHARES	MARKET VALUE (000S)

Gjensidige Forsikring ASA	3,883	$78

Hannover Rueck SE	1,742	282

Huntington Bancshares, Inc.	22,460	310

IA Financial Corp., Inc.	1,700	69

IGM Financial, Inc.	13,234	378

Investor AB ‘B’	13,137	631

JPMorgan Chase & Co.	4,858	543

KBC Group NV	4,800	315

KeyCorp.	4,600	82

KKR & Co., Inc.	13,000	328

Macquarie Group Ltd.	2,201	194

Mediobanca SpA	11,792	122

MetLife, Inc.	3,800	189

ORIX Corp.	22,408	334

Principal Financial Group, Inc.	700	41

Progressive Corp.	4,500	360

S&P Global, Inc.	1,410	321

Sampo Oyj ‘A’	7,766	366

Singapore Exchange Ltd.	8,100	47

Skandinaviska Enskilda Banken AB ‘A’	41,156	381

Swedbank AB ‘A’	12,390	186

Synchrony Financial	9,380	325

T Rowe Price Group, Inc.	6,424	705

Torchmark Corp.	2,273	203

Wells Fargo & Co.	23,472	1,111

Westpac Banking Corp.	25,548	509

Zurich Insurance Group AG	323	112

		14,762

HEALTH CARE 1.9%

AbbVie, Inc.	5,673	413

AmerisourceBergen Corp.	700	60

Amgen, Inc.	4,419	814

Astellas Pharma, Inc.	31,200	444

Biogen, Inc. (c)	1,643	384

Bristol-Myers Squibb Co.	5,500	249

Carl Zeiss Meditec AG	492	49

Celgene Corp. (c)	2,000	185

Cerner Corp.	4,500	330

Cronos Group, Inc. (c)	5,100	82

Edwards Lifesciences Corp. (c)	500	92

Eisai Co. Ltd.	1,400	79

Eli Lilly & Co.	2,100	233

Gilead Sciences, Inc.	6,177	417

H Lundbeck A/S	1,884	74

Henry Schein, Inc. (c)	5,600	391

Hoya Corp.	4,900	375

Jazz Pharmaceuticals PLC (c)	200	29

Johnson & Johnson	6,780	944

Koninklijke Philips NV	11,909	517

Medtronic PLC	6,882	670

Merck & Co., Inc.	6,366	534

Nektar Therapeutics (c)	700	25

Novo Nordisk A/S ‘B’	5,441	277

Olympus Corp.	4,380	49

Orion Oyj ‘B’	2,775	102

Pfizer, Inc.	13,442	582

Roche Holding AG	4,886	1,375

Shionogi & Co. Ltd.	4,500	259

Siemens Healthineers AG	10,399	439

Smith & Nephew PLC	13,068	283

Sonova Holding AG	1,395	317

	SHARES	MARKET VALUE (000S)

Sumitomo Dainippon Pharma Co. Ltd.	2,994	$57

Suzuken Co. Ltd.	600	35

UCB S.A.	1,657	137

Universal Health Services, Inc. ‘B’ (l)	474	62

Veeva Systems, Inc. (c)	800	130

		11,494

INDUSTRIALS 2.0%

3M Co.	2,500	433

Acuity Brands, Inc.	800	110

Aena SME S.A.	745	148

Arconic, Inc.	5,600	145

Ashtead Group PLC	16,079	460

Atlas Copco AB ‘A’	6,995	224

Atlas Copco AB ‘B’	9,525	273

Boeing Co.	784	285

Brambles Ltd.	25,273	229

Caterpillar, Inc.	1,773	242

CIMIC Group Ltd.	4,758	150

ComfortDelGro Corp. Ltd.	43,300	85

CSX Corp.	6,700	518

Cummins, Inc.	2,300	394

Daikin Industries Ltd.	500	65

Dover Corp.	6,001	601

East Japan Railway Co.	300	28

Eaton Corp. PLC	8,604	717

Edenred	207	11

Emerson Electric Co.	3,434	229

Experian PLC	8,444	256

FedEx Corp.	1,400	230

Hochtief AG	10	1

Honeywell International, Inc.	2,042	356

Huntington Ingalls Industries, Inc.	400	90

Illinois Tool Works, Inc.	900	136

Ingersoll-Rand PLC	525	66

KION Group AG	1,616	102

ManpowerGroup, Inc.	2,000	193

Masco Corp. (l)	3,800	149

Minebea Mitsumi, Inc.	4,400	74

Mitsubishi Heavy Industries Ltd.	2,200	96

Norfolk Southern Corp.	2,100	419

PACCAR, Inc.	3,700	265

Parker-Hannifin Corp.	2,000	340

Pentair PLC	11,595	431

Robert Half International, Inc.	3,625	207

Sandvik AB	14,504	266

SGS S.A.	168	428

Snap-on, Inc.	2,273	376

Societe BIC S.A.	880	67

Southwest Airlines Co.	3,900	198

Spirit AeroSystems Holdings, Inc. ‘A’	1,400	114

Textron, Inc.	4,300	228

Union Pacific Corp.	2,764	467

United Continental Holdings, Inc. (c)	2,000	175

United Parcel Service, Inc. ‘B’	2,100	217

Volvo AB ‘B’	2,456	39

Waste Management, Inc.	4,600	531

West Japan Railway Co.	2,000	162

Yangzijiang Shipbuilding Holdings Ltd.	72,100	82

		12,108

	SHARES	MARKET VALUE (000S)
INFORMATION TECHNOLOGY 3.3%

Accenture PLC ‘A’	5,633	$1,041

Advantest Corp.	4,800	132

Apple, Inc. (l)	12,652	2,504

Brother Industries Ltd.	11,866	224

Cadence Design Systems, Inc. (c)	1,500	106

Check Point Software Technologies Ltd. (c)	2,100	243

Cisco Systems, Inc.	3,242	177

Citrix Systems, Inc.	3,005	295

DXC Technology Co.	3,507	193

F5 Networks, Inc. (c)	203	30

Fortinet, Inc. (c)	2,100	161

FUJIFILM Holdings Corp.	6,500	329

Hewlett Packard Enterprise Co.	4,600	69

HP, Inc.	14,792	308

Intel Corp. (l)	17,390	833

International Business Machines Corp.	3,633	501

Intuit, Inc.	770	201

Juniper Networks, Inc.	12,800	341

Lam Research Corp.	2,020	379

Mastercard, Inc. ‘A’	3,793	1,003

Micro Focus International PLC	408	11

Micron Technology, Inc. (c)	9,840	380

Microsoft Corp.	22,360	2,995

Motorola Solutions, Inc.	500	83

NetApp, Inc.	2,825	174

Nexon Co. Ltd.	6,200	90

NTT Data Corp.	8,200	109

Omron Corp.	400	21

Oracle Corp.	16,437	936

Oracle Corp. Japan	2,777	203

PayPal Holdings, Inc. (c)	500	57

QUALCOMM, Inc.	1,500	114

Red Hat, Inc. (c)	14,458	2,715

Renesas Electronics Corp. (c)	3,700	18

Sage Group PLC	24,454	249

SAP SE	99	14

Seagate Technology PLC	2,583	122

Texas Instruments, Inc.	5,437	624

Tokyo Electron Ltd.	1,500	210

Trend Micro, Inc.	2,600	116

Visa, Inc. ‘A’	7,885	1,369

VMware, Inc. ‘A’	1,900	318

Xerox Corp.	1,700	60

		20,058

MATERIALS 0.6%

Akzo Nobel NV	1,470	138

Anglo American PLC	10,192	291

Arkema S.A.	1,607	149

BHP Group PLC	6,449	165

Celanese Corp.	2,700	291

Covestro AG	4,192	213

Fortescue Metals Group Ltd.	7,899	50

Hitachi Chemical Co. Ltd.	1,800	49

International Paper Co.	6,656	288

Mondi PLC	4,800	109

Nitto Denko Corp.	3,200	158

Nucor Corp.	2,100	116

Packaging Corp. of America	2,100	200

Rio Tinto Ltd.	5,082	370

Rio Tinto PLC	3,631	225

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	17

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

	SHARES	MARKET VALUE (000S)

Shin-Etsu Chemical Co. Ltd.	2,300	$214

Showa Denko KK	2,600	77

Sumitomo Chemical Co. Ltd.	43,626	202

Taiheiyo Cement Corp.	300	9

Tosoh Corp.	3,700	52

UPM-Kymmene Oyj	9,834	261

West Fraser Timber Co. Ltd.	1,548	71

		3,698

REAL ESTATE 0.1%

Aroundtown S.A.	22,649	187

Kerry Properties Ltd.	4,500	19

New World Development Co. Ltd.	171,000	267

Swire Properties Ltd.	80,118	324

		797

UTILITIES 0.4%

AES Corp.	9,838	165

AGL Energy Ltd.	3,247	46

CLP Holdings Ltd.	15,402	170

Endesa S.A.	18,366	472

Enel SpA	81,539	569

Iberdrola S.A.	26,362	263

Kansai Electric Power Co., Inc.	9,600	110

PPL Corp.	10,500	326

Red Electrica Corp. S.A.	5,689	118

Tohoku Electric Power Co., Inc.	11,700	118

Tokyo Electric Power Co. Holdings, Inc. (c)	21,667	113

UGI Corp.	300	16

Verbund AG	703	37

		2,523

Total Common Stocks (Cost $96,284)		98,625

MASTER LIMITED PARTNERSHIPS 1.2%

ENERGY 1.2%

Energy Transfer Equity LP (l)	164,227	2,312

Plains All American Pipeline LP (l)	106,665	2,597

Enterprise Products Partners LP	89,902	2,596

Total Master Limited Partnerships (Cost $7,292)		7,505

PREFERRED SECURITIES 0.4%

BANKING & FINANCE 0.4%

Nationwide Building Society
10.250% ~	13,756	2,644

Total Preferred Securities (Cost $2,746)		2,644

EXCHANGE-TRADED FUNDS 2.5%

iShares MSCI EAFE ETF	229,737	15,100

Total Exchange-Traded Funds (Cost $15,306)		15,100

		SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 2.4%

REAL ESTATE 2.4%

Alexandria Real Estate Equities, Inc.		7,226	$1,019

American Tower Corp.		7,671	1,568

Apartment Investment & Management Co.		22,377	1,122

CapitaLand Mall Trust		7,300	14

Dexus		2,926	27

Duke Realty Corp.		35,773	1,131

Equinix, Inc.		2,406	1,213

Equity Residential		15,501	1,177

Invitation Homes, Inc.		24,870	665

Kimco Realty Corp.		1,300	24

Link REIT		38,500	473

Mirvac Group		27,783	61

RioCan Real Estate Investment Trust		32,500	645

Scentre Group		82,481	222

Segro PLC		32,746	304

Simon Property Group, Inc.		14,991	2,395

SmartCentres Real Estate Investment Trust		10,800	274

Sun Communities, Inc.		8,627	1,106

Ventas, Inc.		13,726	938

Total Real Estate Investment Trusts (Cost $12,449)			14,378

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 8.3%

COMMERCIAL PAPER 1.0%

Bank of Montreal
1.787% due 07/22/2019	CAD	400	305
1.797% due 07/19/2019		200	153
1.802% due 07/26/2019		200	153
1.806% due 07/31/2019		1,100	839

Bank of Nova Scotia
1.773% due 07/22/2019		600	458
1.775% due 07/23/2019		100	76
1.775% due 07/25/2019		100	76
1.781% due 07/26/2019		100	76
1.785% due 07/22/2019		300	229

Enbridge (U.S.), Inc.
2.830% due 08/06/2019		$300	299

HSBC Bank Canada
1.827% due 07/24/2019	CAD	300	229
1.828% due 07/25/2019		100	76
1.828% due 07/26/2019		200	153

Royal Bank Of Canada
1.765% due 07/02/2019		400	305
1.773% due 07/22/2019		400	305
1.777% due 07/25/2019		100	76
1.777% due 07/26/2019		500	381
1.795% due 07/31/2019		600	458

Toronto-Dominion Bank
1.765% due 07/02/2019		600	458
1.787% due 07/22/2019		500	381
1.788% due 07/24/2019		400	305

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.792% due 07/16/2019	CAD	100	$76
1.792% due 07/26/2019		100	76
1.795% due 07/19/2019		200	153

			6,096

REPURCHASE AGREEMENTS (j) 7.1%
			43,252

ARGENTINA TREASURY BILLS 0.0%
61.000% due 07/19/2019 (e)(f)	ARS	8,196	209

U.S. TREASURY BILLS 0.2%
2.125% due 07/02/2019 - 08/20/2019 (d)(e)(p)		$901	900

Total Short-Term Instruments (Cost $50,421)			50,457

Total Investments in Securities (Cost $799,051)			807,279

		SHARES
INVESTMENTS IN AFFILIATES 19.1%

MUTUAL FUNDS 19.1% (i)

PIMCO EqS® Long/Short Fund		1,089,751	12,042

PIMCO Income Fund		5,461,151	66,189

PIMCO Mortgage Opportunities and Bond Fund		2,135,410	23,297

PIMCO Preferred and Capital Securities Fund		1,373,940	14,124

Total Mutual Funds (Cost $116,533)			115,652

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III		13,687	136

Total Short-Term Instruments (Cost $135)			136

Total Investments in Affiliates (Cost $116,668)			115,788

Total Investments 152.4% (Cost $915,719)			$923,067

Financial Derivative Instruments (m)(o) 0.0% (Cost or Premiums, net $2,853)			340

Other Assets and Liabilities, net (52.4)%			(317,583)

Net Assets 100.0%			$605,824

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	2.550%	06/28/2019	07/01/2019	$10,800	U.S. Treasury Notes 2.750% due 04/30/2023	$(11,028)	$10,800	$10,802
BSN	2.520	06/28/2019	07/01/2019	10,000	U.S. Treasury Notes 2.500% due 05/15/2024	(10,215)	10,000	10,002
FICC	2.000	06/28/2019	07/01/2019	473	U.S. Treasury Notes 2.250% due 03/31/2021	(486)	473	473
SAL	2.600	06/28/2019	07/01/2019	10,800	U.S. Treasury Notes 2.000% due 08/15/2025	(11,027)	10,800	10,803
SSB	1.350	06/28/2019	07/01/2019	379	U.S. Treasury Notes 2.000% due 08/31/2021(2)	(389)	379	379
TDM	2.600	06/28/2019	07/01/2019	10,800	U.S. Treasury Inflation Protected Securities 0.375% due 07/15/2027	(11,056)	10,800	10,802

Total Repurchase Agreements						$(44,201)	$43,252	$43,261

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
BOM	2.750%	06/28/2019	07/01/2019	$(4,892)	$(4,893)
BOS	3.050	06/28/2019	07/01/2019	(8,635)	(8,637)
IND	2.600	06/06/2019	07/18/2019	(3,013)	(3,018)
RCY	2.610	06/05/2019	08/02/2019	(1,556)	(1,559)
	2.610	06/11/2019	07/23/2019	(5,713)	(5,721)

Total Reverse Repurchase Agreements					$(23,828)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (10.1)%
Fannie Mae UMBS, TBA	3.000%	08/01/2049	$60,900	$(61,083)	$(61,349)

Total Short Sales (10.1)%				$(61,083)	$(61,349)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	19

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOM	$0	$(4,893)	$0	$(4,893)	$4,849	$(44)
BOS	0	(8,637)	0	(8,637)	9,070	433
BPS	10,802	0	0	10,802	(11,028)	(226)
BSN	10,002	0	0	10,002	(10,215)	(213)
FICC	473	0	0	473	(486)	(13)
IND	0	(3,018)	0	(3,018)	3,023	5
RCY	0	(7,280)	0	(7,280)	7,298	18
SAL	10,803	0	0	10,803	(11,027)	(224)
SSB	379	0	0	379	(389)	(10)
TDM	10,802	0	0	10,802	(11,056)	(254)

Total Borrowings and Other Financing Transactions	$43,261	$(23,828)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$(13,530)	$(8,739)	$(1,559)	$0	$(23,828)

Total Borrowings	$(13,530)	$(8,739)	$(1,559)	$0	$(23,828)

Payable for reverse repurchase agreements					$(23,828)

(k)	Securities with an aggregate market value of $24,240 have been pledged as collateral under the terms of the above master agreements as of June 30, 2019.

(l)

Securities with an aggregate market value of $4,292 have been pledged as collateral as of June 30, 2019 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

The average amount of borrowings outstanding during the period ended June 30, 2019 was $(4,685) at a weighted average interest rate of 2.641%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT U.S. Treasury 5-Year Note September 2019 Futures	$128.250	08/23/2019	1,086	$1,086	$9	$1
Put - CBOT U.S. Treasury 10-Year Note September 2019 Futures	111.500	08/23/2019	683	683	6	1
Put - CBOT U.S. Treasury 10-Year Note September 2019 Futures	112.500	08/23/2019	278	278	2	0
Put - CBOT U.S. Treasury 10-Year Note September 2019 Futures	114.000	08/23/2019	5	5	0	0
Call - CBOT U.S. Treasury Ultra Long-Term Bond September 2019 Futures	230.000	08/23/2019	54	54	1	0

					$18	$2

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	2,900.000	07/19/2019	21	$2	$75	$47
Put - CBOE S&P 500	2,800.000	09/20/2019	45	5	495	170
Put - CBOE S&P 500	2,600.000	12/20/2019	45	5	545	169
Put - CBOE S&P 500	2,700.000	03/20/2020	44	4	544	333
Put - EUREX EURO STOXX 50	3,250.000	07/19/2019	316	3	139	14

					$1,798	$733

Total Purchased Options					$1,816	$735

WRITTEN OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - NYMEX Crude August 2019 Futures	$67.000	07/17/2019	24	$24	$(25)	$(3)
Call - NYMEX Crude August 2019 Futures	68.500	07/17/2019	12	12	(11)	(1)
Call - NYMEX Crude September 2019 Futures	57.000	08/15/2019	24	24	(40)	(90)
Call - NYMEX Crude September 2019 Futures	59.000	08/15/2019	12	12	(15)	(32)
Put - NYMEX Natural Gas August 2019 Futures	2.400	07/26/2019	24	240	(10)	(32)
Put - NYMEX Natural Gas August 2019 Futures	2.450	07/26/2019	12	120	(7)	(20)
Put - NYMEX Natural Gas September 2019 Futures	2.150	08/27/2019	12	120	(6)	(8)
Put - NYMEX Natural Gas September 2019 Futures	2.200	08/27/2019	12	120	(8)	(10)
Call - NYMEX Natural Gas September 2019 Futures	2.550	08/27/2019	12	120	(5)	(4)
Call - NYMEX Natural Gas September 2019 Futures	2.600	08/27/2019	12	120	(5)	(3)

					$(132)	$(203)

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note August 2019 Futures	$129.000	07/26/2019	63	$63	$(16)	$(17)

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOE S&P 500	2,825.000	07/19/2019	21	$2	$(38)	$(22)
Call - CBOE S&P 500	2,975.000	07/19/2019	21	2	(41)	(44)
Put - CBOE S&P 500	2,700.000	09/20/2019	45	5	(396)	(105)
Put - CBOE S&P 500	2,500.000	12/20/2019	45	5	(423)	(120)
Put - CBOE S&P 500	2,600.000	03/20/2020	44	4	(431)	(255)
Put - EUREX EURO STOXX 50	3,150.000	07/19/2019	316	3	(67)	(6)
Call - EUREX EURO STOXX 50	3,450.000	07/19/2019	316	3	(65)	(192)

					$(1,461)	$(744)

Total Written Options					$(1,609)	$(964)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Brent Crude October Futures	08/2019	8	$515	$22	$0	$(7)
Brent Crude September Futures	07/2019	3	194	(2)	0	(3)
Call Options Strike @ EUR 153.000 on Euro-BTP 10-Year Bond September 2019 Futures(1)	08/2019	200	2	0	0	0
Call Options Strike @ EUR 178.000 on Euro-OAT France Government 10-Year Bond September 2019 Futures(1)	08/2019	799	9	(1)	0	0
Call Options Strike @ EUR 113.800 on Euro-Schatz Bond September 2019 Futures(1)	08/2019	1,558	9	(1)	9	(9)
Call Options Strike @ EUR 114.000 on Euro-Schatz Bond September 2019 Futures(1)	08/2019	686	4	(1)	4	(4)
Call Options Strike @ EUR 150.000 on Euro-BTP 10-Year Bond September 2019 Futures(1)	08/2019	3	0	0	0	0
DAX Index September Futures	09/2019	1	352	9	5	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	21

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini NASDAQ 100 Index September Futures	09/2019	87	$13,387	$(18)	$6	$0
E-mini S&P 500 Index September Futures	09/2019	940	138,377	1,961	625	0
Euro STOXX 50 September Futures	09/2019	254	10,011	19	104	0
Euro-Bobl September Futures	09/2019	130	19,873	78	18	0
Euro-Bund 10-Year Bond September Futures	09/2019	887	174,227	2,278	239	0
FTSE 100 Index September Futures	09/2019	153	14,318	165	57	(20)
FTSE/MIB Index September Futures	09/2019	1	120	4	1	0
Gold 100 oz. August Futures	08/2019	43	6,079	344	7	0
Henry Hub Natural Gas April Futures	03/2020	92	555	(45)	0	(3)
Henry Hub Natural Gas August Futures	07/2020	92	572	(28)	0	(4)
Henry Hub Natural Gas July Futures	06/2020	92	568	(31)	0	(3)
Henry Hub Natural Gas June Futures	05/2020	92	559	(41)	0	(3)
Henry Hub Natural Gas May Futures	04/2020	92	549	(50)	0	(3)
Henry Hub Natural Gas October Futures	09/2020	92	575	(25)	0	(4)
Henry Hub Natural Gas September Futures	08/2020	92	569	(31)	0	(3)
IBEX 35 Index July Futures	07/2019	1	104	1	1	0
JPX Nikkei Index 400 September Futures	09/2019	550	7,050	(8)	126	0
Mini MSCI EAFE Index September Futures	09/2019	151	14,521	364	72	0
Nikkei 225 Index September Futures	09/2019	4	395	4	6	0
Put Options Strike @ EUR 129.500 on Euro-Bobl September 2019 Futures(1)	08/2019	400	2	0	0	0
Put Options Strike @ EUR 129.750 on Euro-Bobl September 2019 Futures(1)	08/2019	52	0	0	0	0
Put Options Strike @ EUR 154.000 on Euro-Bund 10-Year Bond September 2019 Futures(1)	08/2019	906	10	(1)	0	0
Put Options Strike @ EUR 154.500 on Euro-Bund 10-Year Bond September 2019 Futures(1)	08/2019	127	1	0	0	0
Put Options Strike @ EUR 156.000 on Euro-Bund 10-Year Bond September 2019 Futures(1)	08/2019	104	1	0	0	0
Put Options Strike @ EUR 159.000 on Euro-Bund 10-Year Bond September 2019 Futures(1)	08/2019	13	0	0	0	0
S&P/Toronto Stock Exchange 60 September Futures	09/2019	71	10,602	52	70	0
Topix Index September Futures	09/2019	78	11,221	(4)	145	0
U.S. Treasury 10-Year Note September Futures	09/2019	966	123,618	1,599	31	0
U.S. Treasury 30-Year Bond September Futures	09/2019	62	9,647	76	0	(10)
WTI Crude September Futures	08/2019	22	1,287	51	0	(21)

				$6,740	$1,526	$(97)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond September Futures	09/2019	15	$(1,513)	$(18)	$9	$(3)
CAC 40 Index July Futures	07/2019	1	(63)	(2)	0	(1)
Call Options Strike @ EUR 169.500 on Euro-Bund 10-Year Bond August 2019 Futures (1)	07/2019	48	(181)	(120)	0	(12)
Call Options Strike @ EUR 170.000 on Euro-Bund 10-Year Bond August 2019 Futures (1)	07/2019	50	(162)	(101)	0	(12)
Call Options Strike @ EUR 134.500 on Euro-Bobl September 2019 Futures(1)	08/2019	122	(50)	(3)	0	(7)
Call Options Strike @ USD 67.000 on Brent Crude October 2019 Futures(1)	08/2019	12	(27)	(10)	5	0
Call Options Strike @ USD 68.000 on Brent Crude October 2019 Futures(1)	08/2019	12	(23)	(5)	4	0
Call Options Strike @ USD 71.000 on Brent Crude September 2019 Futures(1)	07/2019	12	(7)	7	2	0
Call Options Strike @ USD 72.000 on Brent Crude September 2019 Futures(1)	07/2019	12	(5)	9	2	0
Call Options Strike @ USD 74.000 on Brent Crude September 2019 Futures(1)	07/2019	12	(3)	10	1	0
Canada Government 10-Year Bond September Futures	09/2019	1	(109)	0	0	0
Euro-BTP Italy Government Bond September Futures	09/2019	184	(28,073)	(981)	0	(146)
Euro-Buxl 30-Year Bond September Futures	09/2019	59	(13,612)	(188)	12	(21)
Euro-OAT France Government 10-Year Bond September Futures	09/2019	466	(87,363)	(1,781)	0	(127)
Euro-Schatz September Futures	09/2019	2,516	(321,241)	(342)	0	(86)
Japan Government 10-Year Bond September Futures	09/2019	5	(7,135)	3	2	(5)
Mini MSCI Emerging Markets Index September Futures	09/2019	122	(6,426)	(18)	16	0
Natural Gas August Futures	07/2019	22	(508)	24	4	0
Natural Gas September Futures	08/2019	3	(68)	(1)	0	0
OBX Index July Futures	07/2019	1	(9)	0	0	0
OMX Stockholm 30 Index July Futures	07/2019	1	(17)	0	0	0
Platinum October Futures	10/2019	76	(3,196)	(69)	0	(90)
Put Options Strike @ EUR 112.100 on Euro-Schatz Bond September 2019 Futures(1)	08/2019	268	(11)	13	2	0
Put Options Strike @ EUR 169.500 on Euro-Bund 10-Year Bond August 2019 Futures(1)	07/2019	48	(4)	54	1	0

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Put Options Strike @ EUR 170.000 on Euro-Bund 10-Year Bond August 2019 Futures(1)	07/2019	50	$(6)	$49	$2	$0
U.S. Treasury 2-Year Note September Futures	09/2019	1	(215)	(2)	0	0
U.S. Treasury 5-Year Note September Futures	09/2019	1,261	(148,995)	(1,644)	0	0
U.S. Treasury Ultra Long-Term Bond September Futures	09/2019	29	(5,149)	(59)	5	0
United Kingdom Long Gilt September Futures	09/2019	62	(10,259)	(25)	20	0

				$(5,200)	$87	$(510)

Total Futures Contracts				$1,540	$1,613	$(607)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2019(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Altria Group, Inc.	(1.000)%	Quarterly	06/20/2021	0.183%	$	800	$(24)	$11	$(13)	$0	$0
Boston Scientific Corp.	(1.000)	Quarterly	06/20/2020	0.063		1,200	(31)	19	(12)	0	0
Cigna Corp.	(1.000)	Quarterly	03/20/2021	0.111		200	(6)	3	(3)	0	0
Kraft Heinz Foods Co.	(1.000)	Quarterly	09/20/2020	0.186		600	(14)	8	(6)	0	0

							$(75)	$41	$(34)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(3)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2019(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.173%	EUR	480	$8	$(1)	$7	$0	$0
Deutsche Bank AG	1.000	Quarterly	12/20/2019	0.597		200	1	0	1	0	0

							$9	$(1)	$8	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.IG-32 5-Year Index	(1.000)%	Quarterly	06/20/2024		$60,700	$(1,151)	$(160)	$(1,311)	$0	$(28)
iTraxx Crossover 31 5-Year Index	(5.000)	Quarterly	06/20/2024	EUR	100	(13)	0	(13)	0	0
iTraxx Europe Main 31 5-Year Index	(1.000)	Quarterly	06/20/2024		100	(3)	0	(3)	0	0

						$(1,167)	$(160)	$(1,327)	$0	$(28)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
								Asset	Liability
CDX.EM-31 5-Year Index	1.000%	Quarterly	06/20/2024	$18,400	$(618)	$44	$(574)	$7	$0
CDX.HY-32 5-Year Index	5.000	Quarterly	06/20/2024	100	7	1	8	0	0

					$(611)	$45	$(566)	$7	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin(8)
									Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.000%	Annual	12/15/2047	$5,390	$12	$(32)	$(20)	$48	$0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.499	Annual	12/20/2047	1,700	4	(202)	(198)	16	0
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2025	27,700	(63)	1,631	1,568	0	(34)
Receive(7)	3-Month USD-LIBOR	2.000	Semi-Annual	07/27/2026	2,600	76	(91)	(15)	2	0
Receive(7)	3-Month USD-LIBOR	2.400	Semi-Annual	12/07/2026	15,300	173	(513)	(340)	13	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026	14,660	830	(714)	116	20	0
Receive(7)	3-Month USD-LIBOR	3.100	Semi-Annual	04/17/2028	29,180	(88)	(1,256)	(1,344)	22	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028	11,600	760	(1,077)	(317)	19	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	23

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin(8)
										Asset	Liability
Receive(7)	3-Month USD-LIBOR	3.134%	Semi-Annual	09/13/2028		$27,900	$0	$(1,260)	$(1,260)	$22	$0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2028		21,700	539	1,444	1,983	0	(35)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		5,120	(515)	808	293	0	(31)
Receive(7)	6-Month EUR-EURIBOR	0.250	Annual	09/18/2024	EUR	27,500	(116)	(623)	(739)	0	(57)
Receive (7)	6-Month EUR-EURIBOR	1.250	Annual	09/18/2049		3,050	(23)	(491)	(514)	0	(23)
Receive (7)	6-Month GBP-LIBOR	1.000	Semi-Annual	09/18/2021	GBP	37,500	136	(296)	(160)	0	0
Receive (7)	6-Month GBP-LIBOR	1.250	Semi-Annual	09/18/2024		3,800	9	(91)	(82)	2	0
Receive (7)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2049		1,890	30	(193)	(163)	9	0
Pay	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028	JPY	62,000	6	14	20	0	0
Receive	CPTFEMU	1.165	Maturity	12/15/2021	EUR	180	0	0	0	0	0
Pay	CPTFEMU	1.324	Maturity	03/15/2029		2,580	0	77	77	0	(13)
Receive	CPTFEMU	1.710	Maturity	03/15/2033		1,200	(2)	(122)	(124)	6	0
Pay	CPTFEMU	1.946	Maturity	03/15/2048		585	7	144	151	0	(4)
Receive	CPURNSA	2.168	Maturity	07/15/2020		$2,270	0	(13)	(13)	0	0
Receive	CPURNSA	2.027	Maturity	11/23/2020		6,400	0	(17)	(17)	0	(6)
Receive	CPURNSA	2.021	Maturity	11/25/2020		6,100	0	(15)	(15)	0	(6)
Receive	CPURNSA	1.550	Maturity	07/26/2021		2,200	74	(29)	45	0	0
Receive	CPURNSA	1.603	Maturity	09/12/2021		1,700	51	(24)	27	0	0
Receive	CPURNSA	1.955	Maturity	07/25/2024		12,100	0	(33)	(33)	0	(8)
Pay	CPURNSA	1.801	Maturity	09/12/2026		1,300	(60)	44	(16)	1	0
Pay	CPURNSA	2.102	Maturity	07/20/2027		7,700	0	135	135	7	0
Pay	CPURNSA	2.122	Maturity	08/01/2027		5,800	0	110	110	5	0
Pay	CPURNSA	2.180	Maturity	09/20/2027		2,540	0	59	59	2	0
Pay	CPURNSA	2.150	Maturity	09/25/2027		2,500	0	50	50	2	0
Pay	CPURNSA	2.155	Maturity	10/17/2027		2,800	0	58	58	3	0
Pay	CPURNSA	2.379	Maturity	07/09/2028		14,600	(8)	763	755	17	0
Pay	CPURNSA	1.954	Maturity	06/03/2029		6,200	0	18	18	7	0
Receive	FRCPXTOB	1.000	Maturity	04/15/2020	EUR	310	0	(1)	(1)	0	0
Receive	FRCPXTOB	1.160	Maturity	08/15/2020		9,480	7	(101)	(94)	1	0
Pay	FRCPXTOB	1.590	Maturity	02/15/2028		4,100	0	293	293	0	(9)
Pay	FRCPXTOB	1.910	Maturity	01/15/2038		650	2	112	114	0	(4)
Pay	UKRPI	3.595	Maturity	11/15/2028	GBP	1,150	0	11	11	3	0
Pay	UKRPI	3.633	Maturity	12/15/2028		1,300	0	20	20	3	0
Pay	UKRPI	3.718	Maturity	12/15/2028		3,040	0	88	88	7	0
Pay	UKRPI	3.325	Maturity	08/15/2030		5,000	(22)	(97)	(119)	13	0
Pay	UKRPI	3.530	Maturity	10/15/2031		2,370	37	(50)	(13)	4	0
Pay	UKRPI	3.470	Maturity	09/15/2032		600	(11)	0	(11)	1	0
Pay	UKRPI	3.579	Maturity	10/15/2033		3,000	0	36	36	5	0
Pay	UKRPI	3.580	Maturity	06/15/2039		520	1	(2)	(1)	0	0
Pay	UKRPI	3.590	Maturity	06/15/2039		590	0	2	2	0	0
Pay	UKRPI	3.600	Maturity	06/15/2039		2,060	(1)	15	14	0	(1)

							$1,845	$(1,411)	$434	$260	$(231)

Total Swap Agreements							$1	$(1,486)	$(1,485)	$267	$(259)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(8)		Total	Market Value	Variation Margin Liability(8)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$735	$1,613	$355	$2,703	$(964)	$(607)	$(292)	$(1,863)

(n)	Securities with an aggregate market value of $19,269 and cash of $2,278 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2019.

(1)	Future styled option.
(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(8)	Unsettled variation margin asset of $88 and liability of $(33) for closed swap agreements is outstanding at period end.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2019	AUD	50		$34	$0	$(1)
	08/2019	EUR	1,097		1,247	0	(5)
	08/2019		$308	EUR	271	1	0
	11/2019	TWD	28,855		$920	0	(17)

BPS	07/2019	CAD	1,200		912	0	(5)
	07/2019	GBP	5,097		6,498	25	0
	07/2019	IDR	9,290,272		642	0	(16)
	07/2019	KRW	778,679		675	0	0
	07/2019	MXN	12,717		661	0	(1)
	07/2019	TRY	4,309		739	0	(4)
	07/2019		$307	ARS	15,183	37	0
	07/2019		651	AUD	932	3	0
	07/2019		31,287	GBP	24,667	39	0
	07/2019		655	IDR	9,290,272	2	0
	07/2019		673	KRW	778,679	1	0
	07/2019		659	MXN	12,717	1	0
	07/2019		1,527	RUB	96,390	0	(5)
	07/2019		1,634	TRY	9,760	42	0
	07/2019		656	ZAR	9,392	9	0
	08/2019	GBP	24,667		$31,334	0	(40)
	08/2019		$778	ARS	34,704	0	(5)
	08/2019		383	EUR	338	3	0
	08/2019		19,735	JPY	2,148,898	262	0
	08/2019		178	MXN	3,551	6	0
	10/2019	DKK	6,155		$946	2	0
	10/2019	MXN	3,551		176	0	(6)

BRC	07/2019	CLP	441,226		625	0	(26)
	07/2019		$649	CLP	441,226	2	0
	07/2019		1,266	GBP	999	3	0
	08/2019	MXN	23,646		$1,190	0	(33)
	08/2019		$777	JPY	84,000	5	0
	10/2019		3,710	INR	272,525	185	0
	10/2019		180	MXN	3,551	2	0

CBK	07/2019	SEK	1,550		$164	0	(3)
	07/2019		$3,824	DKK	25,145	6	0
	07/2019		1,016	ZAR	14,784	32	0
	08/2019	CZK	3,286		$143	0	(4)
	08/2019	EUR	4,023		4,555	0	(35)
	08/2019	JPY	600,700		5,621	31	0
	08/2019		$9,258	CAD	12,403	222	0
	08/2019		328	EUR	289	2	0
	10/2019	DKK	31,800		$4,875	0	(7)
	10/2019	PEN	7,364		2,180	0	(47)

FBF	09/2019		$3,096	INR	217,338	24	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	25

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
GLM	07/2019	BRL	7,498		$1,909	$0	$(42)
	07/2019	CAD	200		153	0	0
	07/2019	CLP	432,092		623	0	(15)
	07/2019	GBP	2,443		3,110	8	0
	07/2019	IDR	9,275,840		650	0	(6)
	07/2019		$643	BRL	2,486	4	0
	07/2019		744	CLP	505,749	2	0
	07/2019		676	MXN	12,881	0	(7)
	09/2019		6,159	IDR	90,382,346	177	0
	10/2019	DKK	13,030		$2,000	0	0
	12/2019	CLP	505,749		744	0	(2)

HUS	07/2019	ARS	21,236		428	0	(50)
	07/2019	BRL	2,486		643	0	(4)
	07/2019	CAD	300		228	0	(1)
	07/2019	CLP	1,827,355		2,670	0	(27)
	07/2019	IDR	9,353,904		654	0	(7)
	07/2019	KRW	778,679		673	0	(1)
	07/2019	THB	40,602		1,311	0	(13)
	07/2019		$427	ARS	21,202	53	0
	07/2019		649	BRL	2,486	0	(1)
	07/2019		651	CLP	441,226	0	0
	07/2019		1,315	KRW	1,556,576	31	0
	07/2019		1,979	MXN	38,370	18	(1)
	07/2019		1,527	ZAR	21,872	25	0
	09/2019		6,539	HKD	51,065	0	0
	09/2019		1,527	IDR	21,761,277	0	(2)
	09/2019		1,453	INR	101,755	8	0
	11/2019	TWD	92,718		$2,962	0	(51)

IND	07/2019		$745	SEK	7,140	24	0

JPM	07/2019	CAD	100		$76	0	(1)
	07/2019	DKK	3,710		563	0	(3)
	07/2019	GBP	7,092		8,950	1	(57)
	07/2019	PLN	879		233	0	(2)
	07/2019		$1,527	COP	4,882,506	0	(8)
	07/2019		649	KRW	767,855	14	0
	07/2019		3,162	RUB	206,245	94	0
	08/2019	JPY	186,000		$1,731	0	0
	08/2019		$625	JPY	67,100	0	0
	09/2019	THB	16,008		$505	0	(18)
	10/2019	INR	272,896		3,710	0	(190)
	01/2020	BRL	1,972		513	8	0

MSB	07/2019		1,224		319	1	0
	07/2019		$320	BRL	1,224	0	(1)
	08/2019		318		1,224	0	(1)
	09/2019		1,516	RUB	100,297	54	0

MYI	07/2019	CAD	2,800		$2,137	0	(2)
	07/2019	GBP	3,727		4,711	0	(22)
	08/2019		$6,493	CHF	6,475	167	0

RBC	07/2019	COP	4,882,506		$1,536	17	0
	09/2019		$1,529	COP	4,882,506	0	(17)

RYL	07/2019	CAD	900		$683	0	(4)
	07/2019	CLP	446,499		653	0	(6)

SCX	07/2019	BRL	1,224		320	1	0
	07/2019	GBP	7,307		9,248	0	(31)
	07/2019	SEK	5,590		603	1	0
	07/2019		$304	BRL	1,224	15	0
	08/2019		604	SEK	5,590	0	(1)
	09/2019	KRW	8,915,381		$7,489	0	(231)
	11/2019	TWD	36,887		1,179	0	(20)

SOG	07/2019	IDR	9,301,824		650	0	(9)
	07/2019		$1,074	TRY	6,310	9	(2)
	07/2019		656	ZAR	9,575	23	0

SSB	07/2019	CAD	1,900		$1,442	0	(9)
	07/2019	IDR	9,290,272		655	0	(1)
	07/2019		$657	IDR	9,290,272	1	0
	08/2019	CAD	507		$379	0	(9)
	08/2019	CHF	226		226	0	(7)
	09/2019	HKD	8,798		1,124	0	(3)

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
TOR	07/2019	CAD	200		$152	$0	$(1)
	09/2019		$5,803	COP	19,615,467	270	0

UAG	07/2019	DKK	1,160		$177	0	0
	08/2019	EUR	11,794		13,346	0	(113)
	09/2019	CNH	5,012		723	0	(7)
	09/2019	MYR	538		130	0	(1)
	04/2020	DKK	52,160		8,165	43	0
	04/2020		$181	DKK	1,160	0	0

Total Forward Foreign Currency Contracts						$2,016	$(1,267)

PURCHASED OPTIONS:

BARRIER OPTIONS ON INDICES

Counterparty	Description	Barrier Value	Expiration Date	# of Contracts	Cost	Market Value
MYI	Put - OTC S&P 500 U&I @ 2,683.000	10Y USISDA 2.677	03/20/2020	4,333	$100	$19

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
GST	Put - OTC CDX.IG-32 5-Year Index	Buy	1.650%	08/21/2019	34,700	$ 3	$ 1

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BRC	Call - OTC USD versus INR	INR	80.500	10/18/2019	12,081	$106	$2

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021	53,400	$ 2,114	$7

MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	08/24/2021	42,550	1,811	5

							$ 3,925	$12

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Call - OTC Fannie Mae UMBS, TBA 3.000% due 08/01/2049	$108.500	08/06/2019	31,700	$1	$0
	Put - OTC Fannie Mae UMBS, TBA 3.500% due 07/01/2049	73.000	07/08/2019	30,500	1	0

JPM	Put - OTC Fannie Mae UMBS, TBA 3.500% due 07/01/2049	70.000	07/08/2019	33,600	2	0
	Put - OTC Fannie Mae UMBS, TBA 4.000% due 07/01/2049	71.000	07/08/2019	55,000	2	0

SAL	Put - OTC Fannie Mae UMBS, TBA 3.500% due 07/01/2049	73.000	07/08/2019	49,500	2	0
	Put - OTC Fannie Mae UMBS, TBA 4.000% due 07/01/2049	74.500	07/08/2019	26,700	1	0

					$9	$0

STRADDLE OPTIONS

Counterparty	Description	Exercise Level(3)	Expiration Date	Notional Amount(1)	Cost(3)	Market Value
BOA	Call & Put - OTC 1-Year vs. 30-Year Forward Volatility Agreement	0.000%	02/13/2020	12,300	$1,232	$1,213

Total Purchased Options					$5,375	$1,247

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	27

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-32 5-Year Index	Sell	0.850%	07/17/2019	3,300	$ (3)	$ 0
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	08/21/2019	2,500	(3)	(1)

BPS	Put - OTC CDX.IG-32 5-Year Index	Sell	1.000	08/21/2019	2,700	(3)	0
	Put - OTC CDX.IG-32 5-Year Index	Sell	1.000	09/18/2019	4,000	(6)	(1)

BRC	Put - OTC iTraxx Europe 31 5-Year Index	Sell	0.950	09/18/2019	6,400	(14)	(2)

CBK	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950	08/21/2019	2,600	(3)	0

CKL	Put - OTC iTraxx Europe 31 5-Year Index	Sell	1.050	09/18/2019	1,400	(2)	0

DUB	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950	09/18/2019	2,400	(3)	(1)
	Put - OTC CDX.IG-32 5-Year Index	Sell	1.000	09/18/2019	2,500	(4)	(1)

FBF	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	08/21/2019	2,800	(3)	(1)
	Put - OTC CDX.IG-32 5-Year Index	Sell	1.050	09/18/2019	1,100	(1)	0

GST	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400	09/18/2019	3,000	(5)	0
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	08/21/2019	4,800	(5)	(1)
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950	09/18/2019	3,600	(4)	(1)
	Put - OTC iTraxx Europe 30 5-Year Index	Sell	2.400	09/18/2019	1,000	(2)	0
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	1.000	09/18/2019	2,800	(5)	(1)

JPM	Put - OTC iTraxx Europe 31 5-Year Index	Sell	1.050	09/18/2019	1,300	(2)	0

MYC	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	08/21/2019	2,400	(2)	(1)

						$ (70)	$ (11)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Put - OTC USD versus INR	INR	71.500	10/18/2019	6,040	$(103)	$(166)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(4)	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	5,600	$(255)	$(9)

JPM	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	1,100	(7)	0
	Cap - OTC YOY CPURNSA	233.707	Maximum of [(3 + 0.000%) - (Final Index/Initial Index)] or 0	04/10/2020	7,800	(21)	20
	Floor - OTC YOY CPURNSA	233.707	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	04/10/2020	7,800	(21)	20
	Floor - OTC YOY CPURNSA	234.812	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020	10,700	(121)	0
	Floor - OTC YOY CPURNSA	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020	4,500	(83)	(2)

						$(508)	$29

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor(2)	0.000%	10-Year USD-ISDA - 2-Year USD-ISDA	01/02/2020	81,900	$(63)	$(9)

Total Written Options						$(744)	$(157)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	EURMARGIN 4Q19	$6.080	Maturity	12/31/2019	4,200	$0	$1	$1	$0
	Pay	FUELCO 4Q19	13.500	Maturity	12/31/2019	600	0	1	1	0

GST	Receive	PLATGOLD N9	411.500	Maturity	07/08/2019	5,800	0	(956)	0	(956)

JPM	Pay	FUELCO 4Q19	13.000	Maturity	12/31/2019	300	0	0	0	0

MYC	Receive	EURMARGIN 4Q19	6.000	Maturity	12/31/2019	300	0	0	0	0

							$0	$(954)	$2	$(956)

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(5)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2019(7)	Notional Amount(8)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(9)
										Asset	Liability
BOA	Mexico Government International Bond	(1.000)%	Quarterly	12/20/2023	1.002%	$	2,050	$19	$(19)	$0	$0

BRC	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	1.002		3,850	37	(38)	0	(1)

CBK	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	1.002		100	1	(1)	0	0

GST	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	1.002		3,200	27	(28)	0	(1)

HUS	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	1.002		2,200	20	(21)	0	(1)

JPM	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	1.002		900	8	(8)	0	0

								$112	$(115)	$0	$(3)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(6)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(8)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(9)
									Asset	Liability
DUB	CMBX.NA.AAA.6 Index	0.500%	Monthly	05/11/2063	$	2,489	$(54)	$76	$22	$0

GST	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		2,200	(65)	83	18	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047		597	(19)	25	6	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		7,900	(364)	456	92	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		11,100	(685)	799	114	0

MEI	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		11,100	(576)	705	129	0

MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		9,600	(317)	394	77	0

SAL	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		1,600	(4)	2	0	(2)

UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		3,800	(110)	140	30	0

							$(2,194)	$2,680	$488	$(2)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BRC	Receive	1-Year ILS-TELBOR	0.374%	Annual	06/20/2020		ILS	9,790	$0	$(2)	$0	$(2)
	Pay	1-Year ILS-TELBOR	1.950	Annual	06/20/2028			2,110	0	29	29	0

CBK	Pay	3-Month KRW-KORIBOR(2)	1.430	Quarterly	07/01/2029		KRW	100	0	0	0	0

DUB	Pay	1-Year ILS-TELBOR	2.100	Annual	06/20/2028		ILS	2,000	0	35	35	0

GLM	Receive	1-Year ILS-TELBOR	0.290	Annual	02/16/2020			18,370	0	(4)	0	(4)
	Receive	1-Year ILS-TELBOR	0.270	Annual	03/21/2020			11,370	0	(2)	0	(2)
	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020			7,630	1	(2)	0	(1)
	Pay	1-Year ILS-TELBOR	1.971	Annual	02/16/2028			3,870	0	65	65	0
	Pay	1-Year ILS-TELBOR	1.883	Annual	03/21/2028			2,380	0	34	34	0
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028			1,630	0	25	25	0

HUS	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020			6,000	0	(1)	0	(1)
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028			1,280	0	19	19	0

JPM	Receive	1-Year ILS-TELBOR	0.420	Annual	06/20/2020			9,380	0	(3)	0	(3)

MYC	Pay	CPURNSA	1.800	Maturity	07/20/2026	$		2,600	0	(36)	0	(36)
	Pay	CPURNSA	1.805	Maturity	09/20/2026			18,400	0	(230)	0	(230)

									$1	$(73)	$207	$(279)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	29

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

TOTAL RETURN SWAPS ON EQUITY AND INTEREST RATE INDICES

Counterparty	Pay/Receive(10)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Pay	DWRTFT Index	348	2.640% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/13/2020		$3,893	$0	$107	$107	$0
	Pay	DWRTFT Index	766	2.711% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/22/2020		8,341	0	17	17	0

JPM	Receive	iBoxx USD Liquid High Yield Index	N/A	2.387% (3-Month USD-LIBOR)	Maturity	09/20/2019		24,600	95	(2,227)	0	(2,132)
	Pay	DWRTFT Index	36	2.711% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/06/2019		392	0	1	1	0

MEI	Receive	KOSPI2 Index	250,000	0.000%	Maturity	09/11/2019	KRW	67,479	0	2	2	0

MYI	Receive	NDUEACWF Index	2,397	2.296% (3-Month USD-LIBOR less a specified spread)	Quarterly	08/14/2019		$600	0	19	19	0

UBS	Receive	NDDUWI Index	97	2.022% (3-Month USD-LIBOR less a specified spread)	Quarterly	06/11/2020		600	0	13	13	0

									$95	$(2,068)	$159	$(2,132)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(10)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BRC	Pay	iBoxx USD Investment Grade Corporate Bond ETF	37,507	2.389% (1-Month USD-LIBOR less a specified spread)	Monthly	08/30/2019	$4,665	$0	$9	$9	$0

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GST	Receive	GOLDLNPM Index(11)	7.023%	Maturity	07/29/2020	$6,226	$0	$328	$328	$0

JPM	Pay	GOLDLNPM Index(11)	3.861	Maturity	07/29/2020	5,598	0	(143)	0	(143)
	Pay	GOLDLNPM Index(11)	3.976	Maturity	07/29/2020	629	0	(17)	0	(17)

							$0	$168	$328	$(160)

Total Swap Agreements							$(1,986)	$(353)	$1,193	$(3,532)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(12)
BOA	$1	$1,213	$0	$1,214	$(23)	$(1)	$0	$(24)	$1,190	$0	$1,190
BPS	432	0	126	558	(82)	(1)	0	(83)	475	(499)	(24)
BRC	197	2	38	237	(59)	(168)	(3)	(230)	7	0	7
CBK	293	0	0	293	(96)	0	0	(96)	197	(60)	137
DUB	0	0	57	57	0	(2)	0	(2)	55	(30)	25
FBF	24	0	0	24	0	(1)	0	(1)	23	0	23
GLM	191	0	124	315	(72)	(9)	(7)	(88)	227	(260)	(33)
GST	0	1	558	559	0	(3)	(957)	(960)	(401)	344	(57)
HUS	135	0	19	154	(158)	0	(2)	(160)	(6)	0	(6)
IND	24	0	0	24	0	0	0	0	24	0	24
JPM	117	7	1	125	(279)	38	(2,295)	(2,536)	(2,411)	2,226	(185)
MEI	0	0	131	131	0	0	0	0	131	0	131
MSB	55	0	0	55	(2)	0	0	(2)	53	0	53
MYC	0	5	77	82	0	(10)	(266)	(276)	(194)	61	(133)
MYI	167	19	19	205	(24)	0	0	(24)	181	(260)	(79)
RBC	17	0	0	17	(17)	0	0	(17)	0	0	0
RYL	0	0	0	0	(10)	0	0	(10)	(10)	0	(10)
SAL	0	0	0	0	0	0	(2)	(2)	(2)	0	(2)

30	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(12)
SCX	$17	$0	$0	$17	$(283)	$0	$0	$(283)	$(266)	$246	$(20)
SOG	32	0	0	32	(11)	0	0	(11)	21	0	21
SSB	1	0	0	1	(29)	0	0	(29)	(28)	0	(28)
TOR	270	0	0	270	(1)	0	0	(1)	269	(300)	(31)
UAG	43	0	30	73	(121)	0	0	(121)	(48)	0	(48)
UBS	0	0	13	13	0	0	0	0	13	0	13

Total Over the Counter	$2,016	$1,247	$1,193	$4,456	$(1,267)	$(157)	$(3,532)	$(4,956)

(p)

Securities with an aggregate market value of $3,373 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(3)	Exercise level and final cost determined on a future date, based upon implied volatility parameters.
(4)	YOY options may have a series of expirations.
(5)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(6)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(7)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(8)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(9)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(10)

Receive represents that the Portfolio receives payments for any positive net return on the underlying reference. The Portfolio makes payments for any negative net return on such underlying reference. Pay represents that the Portfolio receives payments for any negative net return on the underlying reference. The Portfolio makes payments for any positive net return on such underlying reference.

(11)	Variance Swap
(12)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$733	$0	$2	$735
Futures	25	0	1,234	0	354	1,613
Swap Agreements	0	7	0	0	348	355

	$25	$7	$1,967	$0	$704	$2,703

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,016	$0	$2,016
Purchased Options	0	1	19	2	1,225	1,247
Swap Agreements	330	488	168	0	207	1,193

	$330	$489	$187	$2,018	$1,432	$4,456

	$355	$496	$2,154	$2,018	$2,136	$7,159

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	31

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$203	$0	$744	$0	$17	$964
Futures	144	0	21	0	442	607
Swap Agreements	0	28	0	0	264	292

	$347	$28	$765	$0	$723	$1,863

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,267	$0	$1,267
Written Options	0	11	0	166	20	157
Swap Agreements	1,116	5	0	0	2,411	3,532

	$1,116	$16	$0	$1,433	$2,391	$4,956

	$1,463	$44	$765	$1,433	$3,114	$6,819

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(1,102)	$0	$(28)	$(1,130)
Written Options	229	0	1,525	0	139	1,893
Futures	767	0	20,613	0	(3,137)	18,243
Swap Agreements	0	(822)	0	0	1,789	967

	$996	$(822)	$21,036	$0	$(1,237)	$19,973

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,143	$0	$2,143
Purchased Options	0	(23)	89	0	2,976	3,042
Written Options	0	150	30	72	(2,352)	(2,100)
Swap Agreements	50	94	(1,851)	0	368	(1,339)

	$50	$221	$(1,732)	$2,215	$992	$1,746

	$1,046	$(601)	$19,304	$2,215	$(245)	$21,719

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(3,304)	$0	$(14)	$(3,318)
Written Options	(79)	0	2,334	0	50	2,305
Futures	613	0	9,265	0	1,481	11,359
Swap Agreements	0	(1,047)	0	0	(3,504)	(4,551)

	$534	$(1,047)	$8,295	$0	$(1,987)	$5,795

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(679)	$0	$(679)
Purchased Options	0	5	(81)	(105)	(171)	(352)
Written Options	0	91	0	(104)	5	(8)
Swap Agreements	(506)	525	450	0	(1,995)	(1,526)

	$(506)	$621	$369	$(888)	$(2,161)	$(2,565)

	$28	$(426)	$8,664	$(888)	$(4,148)	$3,230

32	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$50,621	$0	$50,621
Industrials	0	12,126	0	12,126
Utilities	0	17,323	0	17,323
U.S. Government Agencies	0	310,770	0	310,770
U.S. Treasury Obligations	0	114,764	0	114,764
Non-Agency Mortgage-Backed Securities	0	7,732	0	7,732
Asset-Backed Securities	0	28,330	0	28,330
Sovereign Issues	0	76,904	0	76,904
Common Stocks
Communication Services	8,243	0	0	8,243
Consumer Discretionary	8,191	0	0	8,191
Consumer Staples	7,429	0	0	7,429
Energy	9,322	0	0	9,322
Financials	14,762	0	0	14,762
Health Care	11,494	0	0	11,494
Industrials	12,108	0	0	12,108
Information Technology	20,058	0	0	20,058
Materials	3,698	0	0	3,698
Real Estate	797	0	0	797
Utilities	2,523	0	0	2,523
Master Limited Partnerships
Energy	7,505	0	0	7,505
Preferred Securities
Banking & Finance	0	2,644	0	2,644
Exchange-Traded Funds	15,100	0	0	15,100
Real Estate Investment Trusts
Real Estate	14,378	0	0	14,378
Short-Term Instruments
Commercial Paper	0	6,096	0	6,096
Repurchase Agreements	0	43,252	0	43,252
Argentina Treasury Bills	0	209	0	209
U.S. Treasury Bills	0	900	0	900

	$135,608	$671,671	$0	$807,279

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Affiliates, at Value
Mutual Funds	$115,652	$0	$0	$115,652
Short-Term Instruments
Central Funds Used for Cash Management Purposes	136	0	0	136

	$115,788	$0	$0	$115,788

Total Investments	$251,396	$671,671	$0	$923,067

Short Sales, at Value - Liabilities
Sovereign Issues	0	0	0	0
U.S. Government Agencies	0	(61,349)	0	(61,349)

	$0	$(61,349)	$0	$(61,349)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,613	1,002	0	2,615
Over the counter	0	4,456	0	4,456

	$1,613	$5,458	$0	$7,071

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(810)	(1,020)	0	(1,830)
Over the counter	0	(4,956)	0	(4,956)

	$(810)	$(5,976)	$0	$(6,786)

Total Financial Derivative Instruments	$803	$(518)	$0	$285

Totals	$252,199	$609,804	$0	$862,003

There were no significant transfers into or out of Level 3 during the period ended June 30, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	33

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Global Multi-Asset Managed Allocation Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Portfolio may invest directly or indirectly through investments in Underlying PIMCO Funds or Acquired Funds, as applicable, in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2019 (Unaudited)

exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the

Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification (“ASC”) 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

SEMIANNUAL REPORT	JUNE 30, 2019	35

Notes to Financial Statements (Cont.)

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2019 (Unaudited)

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund or Acquired Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and

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Notes to Financial Statements (Cont.)

non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

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4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio invests under normal circumstances in Acquired Funds which are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2019 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO EqS® Long/Short Fund	$12,812	$0	$(848)	$(66)	$144	$12,042	$0	$0

PIMCO Income Fund	62,738	1,790	0	0	1,661	66,189	1,789	0

PIMCO Mortgage Opportunities and Bond Fund	22,650	372	0	0	275	23,297	372	0

PIMCO Preferred and Capital Securities Fund	9,278	3,907	0	0	939	14,124	409	0

PIMCO Short-Term Floating NAV Portfolio III	11,777	155,340	(167,000)	19	0	136	340	0

Totals	$119,255	$161,409	$(167,848)	$(47)	$3,019	$115,788	$2,910	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Exchange-Traded Funds  typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations. Investments in ETFs entail certain risks; in particular, investments in index ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

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Notes to Financial Statements (Cont.)

Master Limited Partnerships  (“MLPs”) are generally publicly traded entities that are organized as limited partnerships or limited liability companies and are treated as partnerships under the Internal Revenue Code. Currently, most MLPs operate in the energy and/or natural resources sectors. The only asset of an MLP is most commonly the ownership of the limited liability company or limited partnership known as the operating entity, which in turn owns subsidiaries and operating assets. The ownership of an MLP is split between the public and a sponsor. Interests in MLPs (“units”) are often traded on securities exchanges like shares of corporate stock. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the MLP. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, and are intended to receive cash distributions and to have no role in the operation and management of the entity. MLP cash distributions are not guaranteed and depend on each partnership’s or limited liability company’s ability to generate adequate cash flow. The partnership or operating agreements of MLPs determine how cash distributions will be made to general partners and limited partners or to managing members and members, as applicable.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class),

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while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Consolidated Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Consolidated Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by the Portfolio as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many

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Notes to Financial Statements (Cont.)

characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Portfolio to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of

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securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the

Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the

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Notes to Financial Statements (Cont.)

underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Barrier Options  (“Barrier Options”) are options, which may be written or purchased, with non-standard payout structures or other features. Barrier Options are generally traded OTC. The Portfolio may invest in various types of Barrier Options including down-and-in, down-and-out and up-and-in options. Down-and in and up-and-in options are similar to standard options, except that the option expires worthless to the purchaser of the option if the price of the underlying instrument does, or does not reach a specific barrier price level prior to the option’s expiration date. Down-and-out options expire worthless to the purchaser of the option if the price of the underlying instrument reaches a specific barrier price level prior to the option’s expiration date.

Commodity Options  are options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer for the amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, the Portfolio will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Funds  use a specified exchange-traded fund as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

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Options on Indices  (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

Straddle Options  (“Straddle”) are investment strategies that use combinations of options that allow the Portfolio to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written Straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written Straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased Straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased Straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

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Notes to Financial Statements (Cont.)

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Commodity Forward Swap Agreements  (“Commodity Forwards”) are entered into to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

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Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  are also known as forward volatility agreements and volatility swaps and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Portfolio may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Portfolio will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level

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Notes to Financial Statements (Cont.)

agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. The principal risks of investing in the Portfolio include risks from direct investments and/or for certain Portfolios that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Allocation Risk is the risk that a Portfolio could lose money as a result of less than optimal or poor asset allocation decisions. The Portfolio could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk is the risk that a Portfolio’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Portfolio to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives.

Interest Rate Risk is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Distressed Company Risk is the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers’ continuing ability to make principal and interest payments.

Market Risk is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events

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than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Commodity Risk is the risk that investing in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk is the risk that a Portfolio’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Portfolio’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Portfolio to liquidity and valuation risk.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Smaller Company Risk is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Portfolio’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Tax Risk is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity

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Notes to Financial Statements (Cont.)

options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Portfolio’s taxable income or gains and distributions.

Subsidiary Risk is the risk that, by investing in the GMAMA Subsidiary, the Portfolio is indirectly exposed to the risks associated with the GMAMA Subsidiary’s investments. The GMAMA Subsidiary is not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of the GMAMA Subsidiary will be achieved.

Short Exposure Risk is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

Value Investing Risk is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Arbitrage Risk is the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected.

Convertible Securities Risk is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Exchange-Traded Fund Risk is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to the Portfolio invested in the exchange-traded fund.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of

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forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.90%	0.05%	0.05%	0.05%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing

SEMIANNUAL REPORT	JUNE 30, 2019	51

Notes to Financial Statements (Cont.)

or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At June 30, 2019, there were no recoverable amounts.

(f) Acquired Fund Fees and Expenses  Acquired Fund expenses incurred by the Portfolio, if any, will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Portfolio’s assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Acquired Funds in addition to the Portfolio’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders. The Portfolio also indirectly pays its proportionate share of the Investment Advisory Fees, Supervisory and Administrative Fees and Management Fees charged by PIMCO to the Underlying PIMCO Funds and, to the extent not included among the Underlying PIMCO Funds, funds of PIMCO ETF Trust in which the Portfolio invests (collectively, “Underlying PIMCO Fund Fees”).

PIMCO has contractually agreed, through May 1, 2020, to waive, first, the Investment Advisory Fee and, second, to the extent necessary, the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the Underlying PIMCO Fund Fees indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, to the extent the Portfolio’s Investment Advisory Fee or Investment Advisory Fee and Supervisory and Administrative Fee, taken together, are greater than or equal to the Underlying PIMCO Fund Fees. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2019, the amount was $367,261.

PIMCO Cayman Commodity Portfolio II, Ltd. (the “Commodity Subsidiary”), has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Portfolio’s Investment Advisory Fee and the Supervisory and Administrative Fee in an amount equal to the management fee and administrative services fee, respectively, paid by the Commodity Subsidiary to PIMCO. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected on the

52	PIMCO VARIABLE INSURANCE TRUST

June 30, 2019 (Unaudited)

Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2019, the amount was $149,702. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Commodity Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$2,173,118	$2,149,046	$166,504	$105,912

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2019		Year Ended 12/31/2018

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	0	$0	0	$0

Administrative Class	22	257	139	1,684

Advisor Class	391	4,694	937	11,224
Issued as reinvestment of distributions

Institutional Class	1	11	15	174

Administrative Class	69	818	1,377	15,596

Advisor Class	183	2,172	3,890	44,262
Cost of shares redeemed

Institutional Class	0	(3)	0	(6)

Administrative Class	(1,207)	(14,186)	(2,498)	(31,697)

Advisor Class	(3,294)	(38,977)	(7,746)	(98,215)

Net increase (decrease) resulting from Portfolio share transactions	(3,835)	$(45,214)	(3,886)	$(56,978)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	JUNE 30, 2019	53

Notes to Financial Statements (Cont.)

As of June 30, 2019, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 87% of the Portfolio. One of the shareholders is a related party and comprises 23% of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. BASIS FOR CONSOLIDATION

The Commodity Subsidiary, a Cayman Islands exempted company, was incorporated on November 21, 2008, as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the Commodity Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the Commodity Subsidiary on January 14, 2009, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. The net assets of the Commodity Subsidiary as of period end represented 7.2% of the Portfolio’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2019, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

The Portfolio may also gain exposure indirectly to commodity markets by investing in the Commodity Subsidiary, which invests primarily in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and/or other fixed income instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by a Portfolio, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in the Commodity Subsidiary and perhaps through commodity-linked notes.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act. The IRS issued in September 2016 proposed regulations that would have generally treated the Portfolio’s income inclusion (under Subpart F of the Code) with respect to the Commodity Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Commodity Subsidiary attributable to such income inclusion. In March 2019, the

54	PIMCO VARIABLE INSURANCE TRUST

June 30, 2019 (Unaudited)

IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the 1940 Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to the Portfolio is treated as qualifying dividends; and (iii) that income inclusion by the Portfolio of its Commodity Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Portfolio’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as ordinary income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2018, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Global Multi-Asset Managed Allocation Portfolio	$12,807	$2,257

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$861,349	$31,583	$(31,888)	$(305)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

17. SUBSEQUENT EVENTS

On May 14, 2019, the Board approved to change the name of the PIMCO Global Multi-Asset Managed Allocation Portfolio to PIMCO Global Managed Asset Allocation Portfolio. The name change is expected to be effective on October 1, 2019.

There were no other subsequent events identified that require recognition or disclosure.

SEMIANNUAL REPORT	JUNE 30, 2019	55

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	RCY	Royal Bank of Canada

BOM	Bank of Montreal	GLM	Goldman Sachs Bank USA	RYL	Royal Bank of Scotland PLC

BOS	Merrill Lynch, Pierce, Fenner & Smith, Inc.	GST	Goldman Sachs International	SAL	Citigroup Global Markets, Inc.

BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank

BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	SOG	Societe Generale Paris

BSN	Bank of Nova Scotia	JPM	JP Morgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.

CBK	Citibank N.A.	MEI	Merrill Lynch International	TDM	TD Securities (USA) LLC

CKL	Citibank N.A. London	MSB	Morgan Stanley Bank, N.A	TOR	Toronto Dominion Bank

DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services, Inc.	UAG	UBS AG Stamford

FAR	Wells Fargo Bank National Association	MYI	Morgan Stanley & Co. International PLC	ULO	UBS Securities LLC

FBF	Credit Suisse International	RBC	Royal Bank of Canada

Currency Abbreviations:

ARS	Argentine Peso	EUR	Euro	PEN	Peruvian New Sol

AUD	Australian Dollar	GBP	British Pound	PLN	Polish Zloty

BRL	Brazilian Real	HKD	Hong Kong Dollar	RUB	Russian Ruble

CAD	Canadian Dollar	IDR	Indonesian Rupiah	SEK	Swedish Krona

CHF	Swiss Franc	ILS	Israeli Shekel	THB	Thai Baht

CLP	Chilean Peso	INR	Indian Rupee	TRY	Turkish New Lira

CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	TWD	Taiwanese Dollar

COP	Colombian Peso	KRW	South Korean Won	USD (or $)	United States Dollar

CZK	Czech Koruna	MXN	Mexican Peso	USISDA	USD ICE Swap Rate - 11AM

DKK	Danish Krone	MYR	Malaysian Ringgit	ZAR	South African Rand

Exchange Abbreviations:

CBOE	Chicago Board Options Exchange	EUREX	Eurex Exchange	NYMEX	New York Mercantile Exchange

CBOT	Chicago Board of Trade	FTSE	Financial Times Stock Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

ARLLMONP	Argentina Blended Policy Rate	DWRTFT	Dow Jones Wilshire REIT Total Return Index	NDDUWI	MSCI World Index Future

BADLARPP	Argentina Badlar Floating Rate Notes	EAFE	Europe, Australasia, and Far East Stock Index	NDUEACWF	MSCI ACWI Index Future

CDX.EM	Credit Derivatives Index - Emerging Markets	EURMARGIN	European Refined Margin	OBX	Oslo Stock Exchange Index

CDX.HY	Credit Derivatives Index - High Yield	FRCPXTOB	France Consumer Price ex-Tobacco Index	OMX	Stockholm 30 Index

CDX.IG	Credit Derivatives Index - Investment Grade	FTSE/MIB	Borsa Italiana’s 40 Most Liquid/Capitalized Italian Shares Equity Index	PLATGOLD	Platinum-Gold Spread

CMBX	Commercial Mortgage-Backed Index	GOLDLNPM	London Gold Market Fixing Ltd. PM	S&P 500	Standard & Poor’s 500 Index

CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	IBEX 35	Spanish Continuous Exchange Index	TOPIX	Tokyo Price Index

CPTFEMU	Eurozone HICP ex-Tobacco Index	ISDA	International Swaps and Derivatives Association, Inc.	UKRPI	United Kingdom Retail Prices Index

CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	KOSPI	Korea Composite Stock Price Index	US0003M	3 Month USD Swap Rate

DAX	Deutscher Aktien Index 30

Other Abbreviations:

ABS	Asset-Backed Security	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

BTP	Buoni del Tesoro Poliennali	MSCI	Morgan Stanley Capital International	TELBOR	Tel Aviv Inter-Bank Offered Rate

CLO	Collateralized Loan Obligation	OAT	Obligations Assimilables du Trésor	U&I	Up and In Barrier Option

DAC	Designated Activity Company	OIS	Overnight Index Swap	UMBS	Uniform Mortgage-Backed Security

EURIBOR	Euro Interbank Offered Rate	oz.	Ounce	WTI	West Texas Intermediate

KORIBOR	Korea Interbank Offered Rate	REIT	Real Estate Investment Trust	YOY	Year-Over-Year

56	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT11SAR_063019

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2019

PIMCO High Yield Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2019

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.2% during the fourth quarter of 2018. For the first quarter of 2019, GDP growth rose to an annual pace of 3.1%. Finally, the Commerce Department’s initial reading for second quarter 2019 GDP, released after the reporting period ended, showed that the U.S. economy grew at a 2.1% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” With its December 2018 rate hike, the Fed increased the federal funds rate to a range between 2.25% and 2.50%. However, at its meeting in January 2019, the Fed tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” This stance was partially attributed to trade tensions and signs of slowing global growth, including weakening manufacturing data. Finally, at its meeting that concluded on July 31, 2019, after the reporting period ended, the Fed lowered the federal funds rate to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008.

Growth outside the U.S. continued, but the pace generally moderated. According to the International Monetary Fund (“IMF”), global growth is projected to be 3.3% in 2019, versus 3.6% in 2018. From a regional perspective, the U.S. economy is expected to expand 2.3% in 2019, compared to 2.9% in the prior year. Elsewhere, the IMF anticipates 2019 GDP growth in the eurozone, UK and Japan will be 1.3%, 1.2% and 1.0%, respectively. For comparison purposes, these economies expanded 1.8%, 1.4% and 0.8%, respectively, in 2018.

Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies. The ECB ended its quantitative easing program in December 2018 and indicated that it does not expect to raise interest rates, “at least through the first half of 2020.” Meanwhile, the Bank of England kept rates on hold for the reporting period.

Both short- and long-term U.S. Treasury yields declined. In our view, falling rates were partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the two-year U.S. Treasury note was 1.75% at the end of the reporting period, compared to 2.48% on December 31, 2018. Meanwhile, the yield on the benchmark 10-year U.S. Treasury note was 2.00% at the end of the reporting period, versus 2.69% on December 31, 2018. The Bloomberg Barclays Global Treasury Index (USD hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 5.52%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD hedged), a widely used index of global investment grade credit bonds, returned 8.22%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD hedged), a widely used index of below investment grade bonds, returned 10.05%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD hedged), returned 10.60%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 8.72%.

Global equities also produced strong results. Despite periods of volatility, U.S. equities moved sharply higher. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations and a more accommodative Fed. All told, U.S. equities, as represented by the S&P 500 Index, returned 18.54%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 10.59%, whereas global equities, as

2	PIMCO VARIABLE INSURANCE TRUST

represented by the MSCI World Index, returned 16.98%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 7.53%, and European equities, as represented by the MSCI Europe Index (in EUR), returned 16.24%.

Commodity prices fluctuated and largely moved higher. When the reporting period began, Brent crude oil was approximately $54 a barrel, but by the end, it was roughly $67 a barrel. Elsewhere, gold and copper prices also rose.

Finally, there were periods of volatility in the foreign exchange markets, due in part to signs of moderating global growth and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar strengthened against a number of other major currencies. For example, the U.S. dollar returned 0.82% and 0.45% versus the euro and British pound, respectively. However, the U.S. dollar fell 1.71% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2019	3

Important Information About the PIMCO High Yield Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO High Yield Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of interest rate risk, especially as the Federal Reserve Board ended its quantitative easing program in October 2014 and raised interest rates several times thereafter before lowering them in July 2019. Interest rates may change in the future depending upon the Federal Reserve Board’s view of economic growth, inflation, employment and other market factors. To the extent the Federal Reserve Board raises interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

With respect to certain securities, the Portfolio may make different asset class, sector or geographical classifications for the purpose of monitoring compliance with investment guidelines than the classifications disclosed in this report.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Portfolio returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests are not known.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and

4	PIMCO VARIABLE INSURANCE TRUST

after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO High Yield Portfolio	04/30/98	07/01/02	04/30/98	03/31/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”) any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-PORT. The Portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov and are available without charge, upon request by calling the Portfolio at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Portfolio filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

SEMIANNUAL REPORT	JUNE 30, 2019	5

PIMCO High Yield Portfolio

Cumulative Returns Through June 30, 2019

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of 06/30/2019†§

Corporate Bonds & Notes	85.7%

Short-Term Instruments‡	13.3%

Other	1.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO High Yield Portfolio Institutional Class	10.37%	8.58%	4.69%	8.70%	7.40%
PIMCO High Yield Portfolio Administrative Class	10.29%	8.42%	4.53%	8.54%	5.86%
PIMCO High Yield Portfolio Advisor Class	10.23%	8.30%	4.43%	8.43%	6.06%
ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index±	10.36%	8.62%	4.81%	8.58%	6.30%♦
All Portfolio returns are net of fees and expenses.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 04/30/1998.

± ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. ICE BofAML US High Yield, Cash Pay, BB-B Rated Index is comprised of fixed income securities rated BB and B. The index tracks the performance of below investment grade U.S. Dollar-denominated corporate bonds publicly issued in the US domestic market. Prior to September 25th, 2009, the ICE BofAML Indices were known as the Merrill Lynch Indices.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.63% for Institutional Class shares, 0.78% for Administrative Class shares, and 0.88% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO High Yield Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, rated below investment grade by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its total assets in securities rated Caa or below by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Portfolio’s assets may be invested in investment grade Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Security selection in finance and insurance contributed to performance, as the Portfolio’s finance & insurance positions outperformed the broader sector.

»	Security selection in banking and energy contributed to performance, as the Portfolio’s respective positions outperformed the broader sectors.

»	Security selection in healthcare detracted from performance, as the Portfolio’s healthcare positions underperformed the broader sector.

»	Underweight exposure to finance and insurance detracted from performance, as the sector outperformed the broader market.

»	Underweight exposure to telecommunications detracted from performance, as the sector outperformed the broader market.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO High Yield Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2019 to June 30, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During Period*	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,103.70	$3.32	$1,000.00	$1,021.50	$3.19	0.64%
Administrative Class	1,000.00	1,102.90	4.10	1,000.00	1,020.76	3.94	0.79
Advisor Class	1,000.00	1,102.30	4.61	1,000.00	1,020.27	4.43	0.89

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	JUNE 30, 2019	7

Financial Highlights PIMCO High Yield Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total
Institutional Class

01/01/2019 - 06/30/2019+	$7.28	$0.20	$0.55	$0.75	$(0.20)	$0.00	$(0.20)

12/31/2018	7.87	0.39	(0.58)	(0.19)	(0.40)	0.00	(0.40)

12/31/2017	7.75	0.38	0.14	0.52	(0.40)	0.00	(0.40)

12/31/2016	7.26	0.40	0.49	0.89	(0.40)	0.00	(0.40)

12/31/2015	7.91	0.41	(0.52)	(0.11)	(0.42)	(0.12)	(0.54)

12/31/2014	8.07	0.42	(0.14)	0.28	(0.44)	0.00	(0.44)
Administrative Class

01/01/2019 - 06/30/2019+	7.28	0.19	0.55	0.74	(0.19)	0.00	(0.19)

12/31/2018	7.87	0.38	(0.58)	(0.20)	(0.39)	0.00	(0.39)

12/31/2017	7.75	0.37	0.13	0.50	(0.38)	0.00	(0.38)

12/31/2016	7.26	0.38	0.50	0.88	(0.39)	0.00	(0.39)

12/31/2015	7.91	0.40	(0.52)	(0.12)	(0.41)	(0.12)	(0.53)

12/31/2014	8.07	0.41	(0.14)	0.27	(0.43)	0.00	(0.43)
Advisor Class

01/01/2019 - 06/30/2019+	7.28	0.19	0.55	0.74	(0.19)	0.00	(0.19)

12/31/2018	7.87	0.37	(0.58)	(0.21)	(0.38)	0.00	(0.38)

12/31/2017	7.75	0.36	0.14	0.50	(0.38)	0.00	(0.38)

12/31/2016	7.26	0.37	0.51	0.88	(0.39)	0.00	(0.39)

12/31/2015	7.91	0.39	(0.52)	(0.13)	(0.40)	(0.12)	(0.52)

12/31/2014	8.07	0.40	(0.14)	0.26	(0.42)	0.00	(0.42)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)	Ratio of expenses to average net assets includes line of credit expenses.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$7.83	10.37%	$10,559	0.64	%*(c)	0.64	%*(c)	0.60	%*	0.60	%*	5.15	%*	13%

7.28	(2.50)	9,211	0.63	(c)	0.63	(c)	0.60		0.60		5.11		17

7.87	6.77	10,863	0.61	(c)	0.61	(c)	0.60		0.60		4.80		25

7.75	12.61	9,937	0.61	(c)	0.61	(c)	0.60		0.60		5.24		30

7.26	(1.50)	4,450	0.61	(c)	0.61	(c)	0.60		0.60		5.23		23

7.91	3.49	4,766	0.60	(c)	0.60	(c)	0.60		0.60		5.20		37

7.83	10.29	930,489	0.79	*(c)	0.79	*(c)	0.75	*	0.75	*	5.00	*	13

7.28	(2.65)	847,818	0.78	(c)	0.78	(c)	0.75		0.75		4.96		17

7.87	6.61	1,016,642	0.76	(c)	0.76	(c)	0.75		0.75		4.64		25

7.75	12.45	1,049,825	0.76	(c)	0.76	(c)	0.75		0.75		5.09		30

7.26	(1.64)	1,079,951	0.76	(c)	0.76	(c)	0.75		0.75		5.08		23

7.91	3.34	1,135,929	0.75	(c)	0.75	(c)	0.75		0.75		5.05		37

7.83	10.23	32,940	0.89	*(c)	0.89	*(c)	0.85	*	0.85	*	4.92	*	13

7.28	(2.75)	16,190	0.88	(c)	0.88	(c)	0.85		0.85		4.83		17

7.87	6.50	29,721	0.86	(c)	0.86	(c)	0.85		0.85		4.53		25

7.75	12.34	41,147	0.86	(c)	0.86	(c)	0.85		0.85		4.96		30

7.26	(1.74)	20,953	0.86	(c)	0.86	(c)	0.85		0.85		4.95		23

7.91	3.23	18,879	0.85	(c)	0.85	(c)	0.85		0.85		4.91		37

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	9

Statement of Assets and Liabilities PIMCO High Yield Portfolio

June 30, 2019 (Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$845,932
Investments in Affiliates	128,665
Financial Derivative Instruments
Exchange-traded or centrally cleared	42
Over the counter	1,162
Deposits with counterparty	3,035
Foreign currency, at value	76
Receivable for investments sold	578
Receivable for Portfolio shares sold	141
Interest and/or dividends receivable	12,913
Dividends receivable from Affiliates	229
Prepaid expenses	5
Total Assets	992,778

Liabilities:

Financial Derivative Instruments
Over the counter	$12
Payable for investments purchased	13,931
Payable for investments in Affiliates purchased	229
Payable for investments purchased on a delayed-delivery basis	514
Payable for unfunded loan commitments	1,245
Deposits from counterparty	1,122
Payable for Portfolio shares redeemed	1,171
Accrued investment advisory fees	181
Accrued supervisory and administrative fees	254
Accrued distribution fees	5
Accrued servicing fees	105
Other liabilities	21
Total Liabilities	18,790

Net Assets	$973,988

Net Assets Consist of:

Paid in capital	$968,024
Distributable earnings (accumulated loss)	5,964

Net Assets	$973,988

Net Assets:

Institutional Class	$10,559
Administrative Class	930,489
Advisor Class	32,940

Shares Issued and Outstanding:

Institutional Class	1,348
Administrative Class	118,789
Advisor Class	4,205

Net Asset Value Per Share Outstanding:

Institutional Class	$7.83
Administrative Class	7.83
Advisor Class	7.83

Cost of investments in securities	$830,513
Cost of investments in Affiliates	$128,583
Cost of foreign currency held	$77
Cost or premiums of financial derivative instruments, net	$2,917

* Includes repurchase agreements of:	$522

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO High Yield Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2019 (Unaudited)

Investment Income:

Interest	$25,596
Dividends from Investments in Affiliates	1,389
Total Income	26,985

Expenses:

Investment advisory fees	1,164
Supervisory and administrative fees	1,629
Servicing fees - Administrative Class	669
Distribution and/or servicing fees - Advisor Class	37
Trustee fees	6
Interest expense	171
Miscellaneous expense	11
Total Expenses	3,687

Net Investment Income (Loss)	23,298

Net Realized Gain (Loss):

Investments in securities	(501)
Investments in Affiliates	14
Exchange-traded or centrally cleared financial derivative instruments	719
Over the counter financial derivative instruments	1,004
Short sales	5
Foreign currency	(12)

Net Realized Gain (Loss)	1,229

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	63,638
Investments in Affiliates	67
Exchange-traded or centrally cleared financial derivative instruments	1,640
Over the counter financial derivative instruments	1,661

Net Change in Unrealized Appreciation (Depreciation)	67,006

Net Increase (Decrease) in Net Assets Resulting from Operations	$91,533

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	11

Statements of Changes in Net Assets PIMCO High Yield Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$23,298	$49,183
Net realized gain (loss)	1,229	1,276
Net change in unrealized appreciation (depreciation)	67,006	(76,669)

Net Increase (Decrease) in Net Assets Resulting from Operations	91,533	(26,210)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(264)	(525)
Administrative Class	(22,819)	(48,606)
Advisor Class	(739)	(1,472)

Total Distributions(a)	(23,822)	(50,603)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	33,058	(107,194)

Total Increase (Decrease) in Net Assets	100,769	(184,007)

Net Assets:

Beginning of period	873,219	1,057,226
End of period	$973,988	$873,219

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO High Yield Portfolio

June 30, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 86.9%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.9%

CommScope, Inc.
5.652% (LIBOR03M + 3.250%) due 04/06/2026 ~	$1,000	$1,000

Envision Healthcare Corp.
6.152% (LIBOR03M + 3.750%) due 10/10/2025 ~	1,995	1,737

Getty Images, Inc.
6.938% (LIBOR03M + 4.500%) due 02/19/2026 ~	1,741	1,737

Nexstar Media Group, Inc.
TBD% due 11/30/2019 µ	1,250	1,239

Sotera Health Holdings LLC
5.402% (LIBOR03M + 3.000%) due 05/15/2022 ~	1,244	1,231

U.S. Renal Care, Inc.
TBD% due 06/13/2026	2,000	1,968

Total Loan Participations and Assignments (Cost $9,057)		8,912

CORPORATE BONDS & NOTES 85.8%

BANKING & FINANCE 6.3%

Ally Financial, Inc.
5.125% due 09/30/2024	1,000	1,082
7.500% due 09/15/2020	2,795	2,949
8.000% due 03/15/2020	1,607	1,665
8.000% due 11/01/2031	1,401	1,854

Barclays PLC
7.750% due 09/15/2023 •(f)(g)	1,000	1,026

BNP Paribas S.A.
7.375% due 08/19/2025 •(f)(g)	2,000	2,224

CIT Group, Inc.
5.000% due 08/15/2022	3,000	3,180
6.125% due 03/09/2028	500	570

Credit Agricole S.A.
7.875% due 01/23/2024 •(f)(g)	2,000	2,207

Credit Suisse Group AG
6.250% due 12/18/2024 •(f)(g)	2,000	2,089
7.500% due 07/17/2023 •(f)(g)	500	537

Equinix, Inc.
5.375% due 05/15/2027	1,000	1,074
5.875% due 01/15/2026	1,500	1,592

ESH Hospitality, Inc.
5.250% due 05/01/2025	2,000	2,055

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025	1,500	1,549

Freedom Mortgage Corp.
8.250% due 04/15/2025	1,000	865

Greystar Real Estate Partners LLC
5.750% due 12/01/2025	1,000	1,023

Howard Hughes Corp.
5.375% due 03/15/2025	2,500	2,595

Intesa Sanpaolo SpA
5.017% due 06/26/2024	1,250	1,254
5.710% due 01/15/2026	1,000	1,013
7.700% due 09/17/2025 •(f)(g)	1,000	983

Lloyds Banking Group PLC
7.500% due 06/27/2024 •(f)(g)	4,000	4,215

MGM Growth Properties Operating Partnership LP
4.500% due 09/01/2026	1,000	1,028
5.625% due 05/01/2024	1,000	1,081
5.750% due 02/01/2027	750	809

Navient Corp.
5.000% due 10/26/2020	1,000	1,023
5.875% due 10/25/2024	1,000	1,016
6.125% due 03/25/2024	2,000	2,060
6.500% due 06/15/2022	1,000	1,065
6.625% due 07/26/2021	500	531
6.750% due 06/25/2025	500	519
7.250% due 01/25/2022	500	541
8.000% due 03/25/2020	1,000	1,038

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Provident Funding Associates LP
6.375% due 06/15/2025	$750	$709

Quicken Loans, Inc.
5.250% due 01/15/2028	1,500	1,498
5.750% due 05/01/2025	1,500	1,552

RHP Hotel Properties LP
5.000% due 04/15/2023	1,500	1,528

Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(f)(g)	2,000	2,055

Springleaf Finance Corp.
5.625% due 03/15/2023	1,250	1,331
6.125% due 03/15/2024	1,000	1,077
6.625% due 01/15/2028	750	789
6.875% due 03/15/2025	1,500	1,646
7.125% due 03/15/2026	1,000	1,095

		61,592

INDUSTRIALS 70.6%

Acadia Healthcare Co., Inc.
5.625% due 02/15/2023	1,500	1,532
6.500% due 03/01/2024	500	524

Adient Global Holdings Ltd.
4.875% due 08/15/2026	2,000	1,595

Adient U.S. LLC
7.000% due 05/15/2026	250	258

ADT Security Corp.
3.500% due 07/15/2022	500	501
4.125% due 06/15/2023	1,000	1,003
4.875% due 07/15/2032	1,000	868
6.250% due 10/15/2021	2,000	2,125

Advanced Disposal Services, Inc.
5.625% due 11/15/2024	2,000	2,102

AECOM
5.125% due 03/15/2027	1,000	1,045
5.875% due 10/15/2024	500	543

Air Medical Group Holdings, Inc.
6.375% due 05/15/2023	2,500	2,250

Albertsons Cos. LLC
6.625% due 06/15/2024	1,000	1,041
7.500% due 03/15/2026	1,500	1,609

Alcoa Nederland Holding BV
6.125% due 05/15/2028	500	524
6.750% due 09/30/2024	500	531
7.000% due 09/30/2026	250	270

Allied Universal Holdco LLC
6.625% due 07/15/2026 (a)	625	637

Allison Transmission, Inc.
5.000% due 10/01/2024	2,000	2,047

Altice Financing S.A.
6.625% due 02/15/2023	2,000	2,055
7.500% due 05/15/2026	1,250	1,259

Altice Finco S.A.
7.625% due 02/15/2025	1,000	964

Altice France S.A.
6.250% due 05/15/2024	1,751	1,810
7.375% due 05/01/2026	2,500	2,569
8.125% due 02/01/2027	1,000	1,052

Altice Luxembourg S.A.
7.625% due 02/15/2025	1,000	944

AMC Networks, Inc.
4.750% due 12/15/2022	1,000	1,015
4.750% due 08/01/2025	500	509
5.000% due 04/01/2024	1,000	1,029

American Builders & Contractors Supply Co., Inc.
5.750% due 12/15/2023	1,000	1,039
5.875% due 05/15/2026	1,750	1,831

Amsted Industries, Inc.
5.375% due 09/15/2024	1,000	1,029
5.625% due 07/01/2027	500	523

Antero Resources Corp.
5.125% due 12/01/2022	1,000	964

Aramark Services, Inc.
5.000% due 02/01/2028	1,500	1,547
5.125% due 01/15/2024	1,500	1,545

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Arconic, Inc.
5.125% due 10/01/2024	$2,000	$2,114
5.950% due 02/01/2037	1,000	1,041

Ardagh Packaging Finance PLC
6.000% due 02/15/2025	1,500	1,556
7.250% due 05/15/2024	1,500	1,586

Ascend Learning LLC
6.875% due 08/01/2025	1,500	1,531

Ascent Resources Utica Holdings LLC
7.000% due 11/01/2026	1,000	918

Ashland LLC
4.750% due 08/15/2022	2,000	2,097
6.875% due 05/15/2043	1,000	1,087

Avantor, Inc.
6.000% due 10/01/2024	1,000	1,066
9.000% due 10/01/2025	1,250	1,397

Avon International Capital PLC
6.500% due 08/15/2022 (a)	625	631

Avon International Operations, Inc.
7.875% due 08/15/2022	1,000	1,043

B&G Foods, Inc.
5.250% due 04/01/2025	1,000	1,014

B.C. Unlimited Liability Co.
4.250% due 05/15/2024	1,500	1,521
5.000% due 10/15/2025	3,000	3,031

Ball Corp.
5.250% due 07/01/2025	1,500	1,627

Bausch Health Americas, Inc.
8.500% due 01/31/2027	2,000	2,204
9.250% due 04/01/2026	1,500	1,682

Bausch Health Cos., Inc.
5.500% due 03/01/2023	497	503
5.500% due 11/01/2025	2,500	2,616
5.750% due 08/15/2027	1,000	1,053
5.875% due 05/15/2023	1,240	1,259
6.125% due 04/15/2025	1,750	1,789
6.500% due 03/15/2022	500	519
7.000% due 03/15/2024	1,250	1,331
7.000% due 01/15/2028	1,000	1,039
7.250% due 05/30/2029	1,000	1,043
9.000% due 12/15/2025	1,000	1,121

BBA U.S. Holdings, Inc.
5.375% due 05/01/2026	1,000	1,048

BCD Acquisition, Inc.
9.625% due 09/15/2023	1,500	1,581

Beacon Roofing Supply, Inc.
4.875% due 11/01/2025	5,000	4,969
6.375% due 10/01/2023	1,000	1,044

Berry Global, Inc.
4.500% due 02/15/2026	1,000	989
5.125% due 07/15/2023	1,000	1,026
6.000% due 10/15/2022	1,000	1,023

Boise Cascade Co.
5.625% due 09/01/2024	1,000	1,025

Bombardier, Inc.
7.500% due 12/01/2024	500	511
7.500% due 03/15/2025	2,000	2,013
7.875% due 04/15/2027	1,500	1,506
8.750% due 12/01/2021	2,000	2,187

Boyd Gaming Corp.
6.000% due 08/15/2026	750	791
6.375% due 04/01/2026	1,500	1,592
6.875% due 05/15/2023	1,000	1,036

Brazos Valley Longhorn LLC
6.875% due 02/01/2025	1,000	945

Bruin E&P Partners LLC
8.875% due 08/01/2023	1,000	845

Builders FirstSource, Inc.
5.625% due 09/01/2024	2,000	2,069

BWAY Holding Co.
5.500% due 04/15/2024	2,500	2,511

Cablevision Systems Corp.
5.875% due 09/15/2022	2,000	2,122

Caesars Resort Collection LLC
5.250% due 10/15/2025	4,000	4,010

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	13

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

—	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Callon Petroleum Co.
6.375% due 07/01/2026	$2,000	$2,022

Cascades, Inc.
5.500% due 07/15/2022	500	504

Catalent Pharma Solutions, Inc.
4.875% due 01/15/2026	2,000	2,040
5.000% due 07/15/2027	1,000	1,020

CCO Holdings LLC
5.000% due 02/01/2028	1,000	1,024
5.125% due 02/15/2023	2,000	2,037
5.125% due 05/01/2023	2,000	2,047
5.125% due 05/01/2027	1,000	1,038
5.250% due 09/30/2022	2,000	2,034
5.375% due 05/01/2025	1,000	1,036
5.375% due 06/01/2029	1,500	1,552
5.750% due 09/01/2023	2,750	2,818
5.750% due 02/15/2026	3,000	3,154
5.875% due 04/01/2024	1,000	1,048
5.875% due 05/01/2027	1,000	1,057

Cedar Fair LP
5.250% due 07/15/2029	1,250	1,278

Centene Corp.
4.750% due 01/15/2025	1,000	1,035
5.375% due 06/01/2026	500	527
5.625% due 02/15/2021	1,000	1,020
6.125% due 02/15/2024	1,000	1,049

Centennial Resource Production LLC
5.375% due 01/15/2026	2,500	2,387

CF Industries, Inc.
5.150% due 03/15/2034	2,000	1,960

Change Healthcare Holdings LLC
5.750% due 03/01/2025	3,000	3,056

Chemours Co.
6.625% due 05/15/2023	1,500	1,557
7.000% due 05/15/2025	1,500	1,571

Cheniere Corpus Christi Holdings LLC
5.125% due 06/30/2027	2,500	2,722
5.875% due 03/31/2025	2,000	2,232
7.000% due 06/30/2024	1,500	1,729

Cheniere Energy Partners LP
5.250% due 10/01/2025	2,500	2,594
5.625% due 10/01/2026	500	529

Chesapeake Energy Corp.
7.000% due 10/01/2024	1,000	901
8.000% due 01/15/2025	1,000	928
8.000% due 06/15/2027	750	660

Churchill Downs, Inc.
4.750% due 01/15/2028	2,000	2,019
5.500% due 04/01/2027	750	787

Cirsa Finance International SARL
7.875% due 12/20/2023	1,000	1,062

Clean Harbors, Inc.
4.875% due 07/15/2027 (a)	750	764
5.125% due 07/15/2029 (a)	375	383

Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022	2,000	2,051
9.250% due 02/15/2024	1,750	1,903

Clearwater Paper Corp.
4.500% due 02/01/2023	1,500	1,432

Cleveland-Cliffs, Inc.
4.875% due 01/15/2024	750	763
5.875% due 06/01/2027	500	488

CNX Midstream Partners LP
6.500% due 03/15/2026	1,000	955

CNX Resources Corp.
5.875% due 04/15/2022	500	488

Colfax Corp.
6.000% due 02/15/2024	500	531
6.375% due 02/15/2026	500	537

CommScope Technologies LLC
5.000% due 03/15/2027	1,000	875
6.000% due 06/15/2025	1,250	1,178

CommScope, Inc.
5.500% due 06/15/2024	1,250	1,189

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 03/01/2026	$250	$258
8.250% due 03/01/2027	650	665

Community Health Systems, Inc.
5.125% due 08/01/2021	1,250	1,227
6.250% due 03/31/2023	2,500	2,416
8.000% due 03/15/2026	875	843
8.625% due 01/15/2024	1,000	1,006

Constellium NV
5.750% due 05/15/2024	1,000	1,028
5.875% due 02/15/2026	1,000	1,030
6.625% due 03/01/2025	750	780

Cooper-Standard Automotive, Inc.
5.625% due 11/15/2026	1,500	1,339

Core & Main LP
6.125% due 08/15/2025	4,000	4,060

Cornerstone Building Brands, Inc.
8.000% due 04/15/2026	3,500	3,421

Coty, Inc.
6.500% due 04/15/2026	1,500	1,464

Covey Park Energy LLC
7.500% due 05/15/2025	2,375	1,722

CPG Merger Sub LLC
8.000% due 10/01/2021	2,000	2,037

Crown Americas LLC
4.250% due 09/30/2026	1,000	1,024
4.500% due 01/15/2023	1,000	1,044
4.750% due 02/01/2026	1,000	1,030

CSC Holdings LLC
5.125% due 12/15/2021	1,000	1,003
5.250% due 06/01/2024	2,000	2,082
5.375% due 02/01/2028	500	521
5.500% due 05/15/2026	2,000	2,102
5.500% due 04/15/2027	1,000	1,052
6.500% due 02/01/2029	1,000	1,093
6.625% due 10/15/2025	1,000	1,072

DAE Funding LLC
5.000% due 08/01/2024	2,000	2,087

DaVita, Inc.
5.000% due 05/01/2025	1,500	1,486
5.125% due 07/15/2024	1,500	1,504

DCP Midstream Operating LP
5.125% due 05/15/2029	750	772
5.375% due 07/15/2025	1,500	1,584

Dell International LLC
5.875% due 06/15/2021	500	508
7.125% due 06/15/2024	1,000	1,056

Diamond Offshore Drilling, Inc.
4.875% due 11/01/2043	750	469
5.700% due 10/15/2039	1,000	675
7.875% due 08/15/2025	1,250	1,194

Diamond Resorts International, Inc.
7.750% due 09/01/2023	1,500	1,551

Diamondback Energy, Inc.
4.750% due 11/01/2024	1,000	1,030
5.375% due 05/31/2025	750	789

Digicel Group Two Ltd. (7.125% Cash and 2.000% PIK)
9.125% due 04/01/2024 (b)	1,004	216

DISH DBS Corp.
5.000% due 03/15/2023	2,000	1,940
5.875% due 07/15/2022	2,500	2,547
5.875% due 11/15/2024	2,000	1,900
6.750% due 06/01/2021	500	526
7.750% due 07/01/2026	1,250	1,228

DKT Finance ApS
9.375% due 06/17/2023	1,000	1,086

DriveTime Automotive Group, Inc.
8.000% due 06/01/2021	1,000	1,013

Dun & Bradstreet Corp.
6.875% due 08/15/2026	2,000	2,120

Eagle Holding Co. LLC (7.750% Cash or 7.750% PIK)
7.750% due 05/15/2022 (b)	1,125	1,136

eG Global Finance PLC
6.750% due 02/07/2025	750	746

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Eldorado Resorts, Inc.
6.000% due 09/15/2026	$750	$823
7.000% due 08/01/2023	1,000	1,048

Element Solutions, Inc.
5.875% due 12/01/2025	1,750	1,831

EMC Corp.
3.375% due 06/01/2023	1,000	995

Endo Dac
6.000% due 07/15/2023	819	594
6.000% due 02/01/2025	1,000	675

Energizer Holdings, Inc.
5.500% due 06/15/2025	2,500	2,537
6.375% due 07/15/2026	1,500	1,545
7.750% due 01/15/2027	375	407

EnLink Midstream Partners LP
4.150% due 06/01/2025	1,500	1,476
5.450% due 06/01/2047	750	645

Ensco Rowan plc
4.500% due 10/01/2024	900	675
5.200% due 03/15/2025	1,000	739
5.750% due 10/01/2044	2,000	1,160
7.750% due 02/01/2026	1,000	750

Entegris, Inc.
4.625% due 02/10/2026	1,500	1,519

Entercom Media Corp.
6.500% due 05/01/2027	250	261
7.250% due 11/01/2024	1,500	1,588

EW Scripps Co.
5.125% due 05/15/2025	1,000	963

Extraction Oil & Gas, Inc.
5.625% due 02/01/2026	250	203
7.375% due 05/15/2024	500	430

Fairstone Financial, Inc.
7.875% due 07/15/2024 (a)	1,500	1,533

First Data Corp.
5.000% due 01/15/2024	3,000	3,075
5.750% due 01/15/2024	1,000	1,030

First Quality Finance Co., Inc.
4.625% due 05/15/2021	1,000	1,001
5.000% due 07/01/2025	750	758

First Quantum Minerals Ltd.
6.500% due 03/01/2024	1,000	939
7.250% due 05/15/2022	500	498
7.500% due 04/01/2025	500	478

Flex Acquisition Co., Inc.
6.875% due 01/15/2025	1,750	1,592

Freeport-McMoRan, Inc.
3.550% due 03/01/2022	1,500	1,506
3.875% due 03/15/2023	2,000	2,005
4.000% due 11/14/2021	1,500	1,532
5.400% due 11/14/2034	2,500	2,394

Frontdoor, Inc.
6.750% due 08/15/2026	750	801

Gates Global LLC
6.000% due 07/15/2022	1,000	1,002

GCP Applied Technologies, Inc.
5.500% due 04/15/2026	2,000	2,040

Graphic Packaging International LLC
4.125% due 08/15/2024	500	510
4.875% due 11/15/2022	500	521

Gray Television, Inc.
5.125% due 10/15/2024	1,000	1,021

Griffon Corp.
5.250% due 03/01/2022	2,250	2,251

Grinding Media, Inc.
7.375% due 12/15/2023	1,000	963

Gulfport Energy Corp.
6.000% due 10/15/2024	1,500	1,166
6.375% due 05/15/2025	750	584
6.625% due 05/01/2023	1,000	865

Hanesbrands, Inc.
4.625% due 05/15/2024	1,500	1,565
4.875% due 05/15/2026	1,500	1,564

Harsco Corp.
5.750% due 07/31/2027	1,000	1,044

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HCA Healthcare, Inc.
6.250% due 02/15/2021	$3,000	$3,150

HCA, Inc.
5.375% due 02/01/2025	2,000	2,164
5.875% due 05/01/2023	1,750	1,907
7.500% due 02/15/2022	2,000	2,210

Herc Holdings, Inc.
5.500% due 07/15/2027 (a)	750	757

Hill-Rom Holdings, Inc.
5.000% due 02/15/2025	1,250	1,294

Hilton Domestic Operating Co., Inc.
4.250% due 09/01/2024	1,000	1,018
4.875% due 01/15/2030	1,000	1,034
5.125% due 05/01/2026	1,375	1,439

Hilton Worldwide Finance LLC
4.625% due 04/01/2025	1,000	1,026
4.875% due 04/01/2027	750	778

Hughes Satellite Systems Corp.
5.250% due 08/01/2026	500	516
7.625% due 06/15/2021	1,000	1,072

IAA Spinco, Inc.
5.500% due 06/15/2027	750	782

IHO Verwaltungs GmbH (4.750% Cash or 5.500% PIK)
4.750% due 09/15/2026 (b)	2,000	1,957

IHO Verwaltungs GmbH (6.000% Cash and 6.750% PIK)
6.000% due 05/15/2027 (b)	500	504

IHO Verwaltungs GmbH (6.375% Cash and 7.125% PIK)
6.375% due 05/15/2029 (b)	500	501

Indigo Natural Resources LLC
6.875% due 02/15/2026	1,000	903

INEOS Group Holdings S.A.
5.625% due 08/01/2024	1,500	1,537

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023	1,000	918
8.000% due 02/15/2024	2,000	2,090

International Game Technology PLC
6.250% due 02/15/2022	1,000	1,061
6.250% due 01/15/2027	500	549
6.500% due 02/15/2025	1,500	1,647

IQVIA, Inc.
4.875% due 05/15/2023	2,000	2,055
5.000% due 10/15/2026	2,000	2,080
5.000% due 05/15/2027	1,000	1,035

Jagged Peak Energy LLC
5.875% due 05/01/2026	1,500	1,485

Jaguar Holding Co.
6.375% due 08/01/2023	4,000	4,150

Jeld-Wen, Inc.
4.625% due 12/15/2025	2,250	2,213
4.875% due 12/15/2027	1,750	1,697

KAR Auction Services, Inc.
5.125% due 06/01/2025	1,000	1,023

KFC Holding Co.
4.750% due 06/01/2027	750	771
5.000% due 06/01/2024	1,000	1,035
5.250% due 06/01/2026	2,000	2,102

Kinetic Concepts, Inc.
7.875% due 02/15/2021	1,000	1,026
12.500% due 11/01/2021	1,250	1,380

L Brands, Inc.
5.625% due 02/15/2022	672	705

LABL Escrow Issuer LLC
6.750% due 07/15/2026 (a)	2,000	2,026

Lamb Weston Holdings, Inc.
4.625% due 11/01/2024	1,000	1,041
4.875% due 11/01/2026	1,000	1,045

Lennar Corp.
4.750% due 11/29/2027	1,000	1,057
5.000% due 06/15/2027	1,500	1,582
5.250% due 06/01/2026	1,250	1,336
5.375% due 10/01/2022	1,000	1,064
5.875% due 11/15/2024	750	825

Level 3 Financing, Inc.
5.125% due 05/01/2023	1,250	1,265

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.250% due 03/15/2026	$1,000	$1,038
5.375% due 01/15/2024	1,000	1,024
5.375% due 05/01/2025	1,000	1,035

Live Nation Entertainment, Inc.
4.875% due 11/01/2024	1,000	1,031

LKQ Corp.
4.750% due 05/15/2023	1,000	1,015

Magnolia Oil & Gas Operating LLC
6.000% due 08/01/2026	1,250	1,281

Mallinckrodt International Finance S.A.
5.500% due 04/15/2025	500	338
5.625% due 10/15/2023	250	190
5.750% due 08/01/2022	1,000	865

Marriott Ownership Resorts, Inc.
6.500% due 09/15/2026	1,000	1,077

Masonite International Corp.
5.625% due 03/15/2023	1,000	1,034

Matador Resources Co.
5.875% due 09/15/2026	2,000	2,030

Matterhorn Merger Sub LLC
8.500% due 06/01/2026	2,000	1,785

MDC Holdings, Inc.
6.000% due 01/15/2043	1,000	940

MDC Partners, Inc.
6.500% due 05/01/2024	750	693

MGM China Holdings Ltd.
5.875% due 05/15/2026	500	514

MGM Resorts International
4.625% due 09/01/2026	1,000	1,010
5.500% due 04/15/2027	500	526
5.750% due 06/15/2025	1,000	1,092
6.000% due 03/15/2023	2,000	2,172
6.625% due 12/15/2021	2,500	2,706
7.750% due 03/15/2022	2,000	2,235

MPH Acquisition Holdings LLC
7.125% due 06/01/2024	2,000	1,885

MSCI, Inc.
5.250% due 11/15/2024	1,000	1,038
5.375% due 05/15/2027	500	536
5.750% due 08/15/2025	1,000	1,055

Murphy Oil Corp.
5.750% due 08/15/2025	500	521
6.875% due 08/15/2024	1,000	1,055

Murphy Oil USA, Inc.
6.000% due 08/15/2023	1,000	1,031

Nabors Industries, Inc.
5.750% due 02/01/2025	2,000	1,782

NCR Corp.
4.625% due 02/15/2021	1,500	1,507
5.000% due 07/15/2022	2,000	2,027
6.375% due 12/15/2023	500	517

Netflix, Inc.
4.375% due 11/15/2026	2,500	2,563
4.875% due 04/15/2028	1,500	1,554
5.375% due 11/15/2029	500	532
5.875% due 02/15/2025	500	553

Nexstar Broadcasting, Inc.
5.625% due 08/01/2024	750	779
5.875% due 11/15/2022	750	769

Nexstar Escrow, Inc.
5.625% due 07/15/2027 (a)	1,000	1,028

NextEra Energy Operating Partners LP
4.250% due 07/15/2024	625	629
4.250% due 09/15/2024	500	505
4.500% due 09/15/2027	750	743

Nielsen Co. Luxembourg SARL
5.000% due 02/01/2025	1,500	1,481

Nielsen Finance LLC
5.000% due 04/15/2022	2,000	2,007

Noble Holding International Ltd.
7.875% due 02/01/2026	1,500	1,296

Novelis Corp.
5.875% due 09/30/2026	2,500	2,537
6.250% due 08/15/2024	1,500	1,576

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nufarm Australia Ltd.
5.750% due 04/30/2026	$750	$716

Open Text Corp.
5.875% due 06/01/2026	1,500	1,590

Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022	6,750	6,480

Outfront Media Capital LLC
5.000% due 08/15/2027	750	770

Panther BF Aggregator 2 LP
6.250% due 05/15/2026	1,000	1,041
8.500% due 05/15/2027	1,000	1,033

Par Pharmaceutical, Inc.
7.500% due 04/01/2027	750	739

Park-Ohio Industries, Inc.
6.625% due 04/15/2027	1,000	1,005

Parkland Fuel Corp.
5.875% due 07/15/2027 (a)	1,750	1,778

Party City Holdings, Inc.
6.125% due 08/15/2023	1,000	1,010
6.625% due 08/01/2026	500	486

PDC Energy, Inc.
5.750% due 05/15/2026	1,000	985
6.125% due 09/15/2024	1,000	1,003

Performance Food Group, Inc.
5.500% due 06/01/2024	500	513

PetSmart, Inc.
5.875% due 06/01/2025	750	731

PGT Escrow Issuer, Inc.
6.750% due 08/01/2026	1,000	1,061

Pilgrim’s Pride Corp.
5.750% due 03/15/2025	2,000	2,035
5.875% due 09/30/2027	1,000	1,040

Post Holdings, Inc.
5.000% due 08/15/2026	3,000	3,052
5.500% due 03/01/2025	1,000	1,036
5.500% due 12/15/2029 (a)	1,000	1,006
5.625% due 01/15/2028	1,250	1,289
5.750% due 03/01/2027	2,000	2,075
8.000% due 07/15/2025	750	806

PQ Corp.
6.750% due 11/15/2022	750	779

Precision Drilling Corp.
7.750% due 12/15/2023	1,000	1,025

Prestige Brands, Inc.
5.375% due 12/15/2021	1,000	1,009
6.375% due 03/01/2024	1,000	1,051

Prime Security Services Borrower LLC
5.250% due 04/15/2024	1,000	1,020
9.250% due 05/15/2023	710	747

Qorvo, Inc.
5.500% due 07/15/2026	1,500	1,591

Qualitytech LP
4.750% due 11/15/2025	1,500	1,492

Rackspace Hosting, Inc.
8.625% due 11/15/2024	1,000	923

Range Resources Corp.
4.875% due 05/15/2025	1,000	883
5.000% due 08/15/2022	750	718
5.000% due 03/15/2023	1,250	1,181

RBS Global, Inc.
4.875% due 12/15/2025	2,500	2,537

Refinitiv U.S. Holdings, Inc.
6.250% due 05/15/2026	2,000	2,062
8.250% due 11/15/2026	3,000	3,093

RegionalCare Hospital Partners Holdings, Inc.
8.250% due 05/01/2023	2,000	2,130

Revlon Consumer Products Corp.
6.250% due 08/01/2024	750	518

Reynolds Group Issuer, Inc.
5.125% due 07/15/2023	2,000	2,042
5.750% due 10/15/2020	1,454	1,459
6.875% due 02/15/2021	347	348
7.000% due 07/15/2024	1,000	1,036

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	15

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Rite Aid Corp.
6.125% due 04/01/2023		$1,250	$1,059

Rivers Pittsburgh Borrower LP
6.125% due 08/15/2021		1,000	1,018

Rowan Cos., Inc.
4.750% due 01/15/2024		1,000	765
4.875% due 06/01/2022		500	463
5.850% due 01/15/2044		1,000	585
7.375% due 06/15/2025		500	390

Sabre GLBL, Inc.
5.250% due 11/15/2023		500	518
5.375% due 04/15/2023		1,500	1,541

Scientific Games International, Inc.
5.000% due 10/15/2025		1,500	1,519
6.250% due 09/01/2020		1,250	1,257
10.000% due 12/01/2022		818	861

Scotts Miracle-Gro Co.
6.000% due 10/15/2023		1,375	1,437

Sealed Air Corp.
4.875% due 12/01/2022		500	526
5.125% due 12/01/2024		1,000	1,055
5.250% due 04/01/2023		1,500	1,582
5.500% due 09/15/2025		1,000	1,067

Sensata Technologies BV
4.875% due 10/15/2023		1,500	1,569
5.000% due 10/01/2025		1,000	1,048
5.625% due 11/01/2024		1,250	1,353

Sensata Technologies UK Financing Co. PLC
6.250% due 02/15/2026		1,500	1,601

ServiceMaster Co. LLC
5.125% due 11/15/2024		1,500	1,547

Sigma Holdco BV
5.750% due 05/15/2026	EUR	1,000	1,078
7.875% due 05/15/2026		$1,500	1,395

Simmons Foods, Inc.
5.750% due 11/01/2024		1,000	915
7.750% due 01/15/2024		500	541

Sinclair Television Group, Inc.
5.125% due 02/15/2027		1,000	985
5.625% due 08/01/2024		2,000	2,050

Sirius XM Radio, Inc.
5.000% due 08/01/2027		1,000	1,021
5.375% due 04/15/2025		2,000	2,070
5.500% due 07/01/2029		500	514

Sotera Health Holdings LLC
6.500% due 05/15/2023		1,750	1,776

Sotera Health Topco, Inc. (8.125% Cash or 8.875% PIK)
8.125% due 11/01/2021 (b)		2,500	2,500

Southwestern Energy Co.
6.200% due 01/23/2025		500	460
7.500% due 04/01/2026		2,000	1,905
7.750% due 10/01/2027		500	481

Spectrum Brands, Inc.
5.750% due 07/15/2025		1,500	1,566
6.125% due 12/15/2024		1,000	1,035
6.625% due 11/15/2022		500	513

SPX FLOW, Inc.
5.625% due 08/15/2024		2,000	2,095
5.875% due 08/15/2026		2,000	2,110

Standard Industries, Inc.
4.750% due 01/15/2028		1,000	995
5.000% due 02/15/2027		1,000	1,015
5.375% due 11/15/2024		3,000	3,116
6.000% due 10/15/2025		2,000	2,132

Staples, Inc.
7.500% due 04/15/2026		2,500	2,492

Starfruit Finco BV
8.000% due 10/01/2026		4,000	4,130

Stars Group Holdings BV
7.000% due 07/15/2026		875	928

Station Casinos LLC
5.000% due 10/01/2025		1,000	1,005

Steel Dynamics, Inc.
5.000% due 12/15/2026		1,000	1,045

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.125% due 10/01/2021	$1,000	$1,012
5.500% due 10/01/2024	500	519

Sunoco LP
4.875% due 01/15/2023	750	768
5.500% due 02/15/2026	500	522
5.875% due 03/15/2028	500	519

T-Mobile USA, Inc.
4.500% due 02/01/2026	1,000	1,028
4.750% due 02/01/2028	1,000	1,034
5.125% due 04/15/2025	1,000	1,045
6.375% due 03/01/2025	2,000	2,082
6.500% due 01/15/2026	2,000	2,167

Team Health Holdings, Inc.
6.375% due 02/01/2025	2,500	1,925

Teck Resources Ltd.
4.500% due 01/15/2021	1,000	1,018

TEGNA, Inc.
4.875% due 09/15/2021	500	503
5.500% due 09/15/2024	1,000	1,030

Teine Energy Ltd.
6.875% due 09/30/2022	750	767

Teleflex, Inc.
4.875% due 06/01/2026	750	782

Telenet Finance Luxembourg Notes SARL
5.500% due 03/01/2028	1,400	1,428

Tempo Acquisition LLC
6.750% due 06/01/2025	1,500	1,552

Tempur Sealy International, Inc.
5.500% due 06/15/2026	1,000	1,041
5.625% due 10/15/2023	750	774

Tenet Healthcare Corp.
4.500% due 04/01/2021	1,000	1,019
4.625% due 07/15/2024	1,000	1,016
5.125% due 05/01/2025	2,000	2,015
6.000% due 10/01/2020	1,000	1,035
6.250% due 02/01/2027	2,000	2,062
6.750% due 06/15/2023	2,000	2,015
8.125% due 04/01/2022	3,500	3,688

Tennant Co.
5.625% due 05/01/2025	1,000	1,038

Terex Corp.
5.625% due 02/01/2025	1,000	1,014

Teva Pharmaceutical Finance Co. BV
2.950% due 12/18/2022	500	457

Teva Pharmaceutical Finance Netherlands BV
2.200% due 07/21/2021	1,500	1,429
3.150% due 10/01/2026	1,750	1,365

TopBuild Corp.
5.625% due 05/01/2026	2,000	2,055

TransDigm, Inc.
6.000% due 07/15/2022	500	506
6.250% due 03/15/2026	1,500	1,573
6.375% due 06/15/2026	2,000	2,032
6.500% due 07/15/2024	1,500	1,524

Transocean Guardian Ltd.
5.875% due 01/15/2024	1,181	1,206

Transocean Pontus Ltd.
6.125% due 08/01/2025	945	978

Transocean, Inc.
6.800% due 03/15/2038	2,000	1,510
7.250% due 11/01/2025	1,000	951
7.500% due 01/15/2026	1,250	1,197
7.500% due 04/15/2031	2,500	2,137
9.000% due 07/15/2023	2,500	2,672

TreeHouse Foods, Inc.
4.875% due 03/15/2022	1,000	1,011
6.000% due 02/15/2024	1,000	1,042

Trinseo Materials Operating S.C.A.
5.375% due 09/01/2025	2,000	1,935

Triumph Group, Inc.
4.875% due 04/01/2021	1,500	1,485
7.750% due 08/15/2025	625	606

U.S. Concrete, Inc.
6.375% due 06/01/2024	2,000	2,095

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

U.S. Foods, Inc.
5.875% due 06/15/2024	$1,250	$1,289

United Rentals North America, Inc.
4.625% due 10/15/2025	1,000	1,019
4.875% due 01/15/2028	1,000	1,023
5.500% due 07/15/2025	1,500	1,566
5.500% due 05/15/2027	1,500	1,582
5.875% due 09/15/2026	500	534
6.500% due 12/15/2026	500	543

Unitymedia GmbH
6.125% due 01/15/2025	1,000	1,045

Unitymedia Hessen GmbH & Co. KG
5.000% due 01/15/2025	3,000	3,105

Univar USA, Inc.
6.750% due 07/15/2023	1,000	1,024

Univision Communications, Inc.
5.125% due 05/15/2023	1,500	1,474
5.125% due 02/15/2025	4,000	3,825

UPC Holding BV
5.500% due 01/15/2028	2,000	2,015

UPCB Finance Ltd.
5.375% due 01/15/2025	1,000	1,030

USA Compression Partners LP
6.875% due 04/01/2026	1,250	1,328
6.875% due 09/01/2027	500	528

Vantiv LLC
4.375% due 11/15/2025	1,000	1,043

VeriSign, Inc.
4.625% due 05/01/2023	1,000	1,019
5.250% due 04/01/2025	1,000	1,071

Versum Materials, Inc.
5.500% due 09/30/2024	1,000	1,074

ViaSat, Inc.
5.625% due 09/15/2025	1,500	1,481
5.625% due 04/15/2027	250	261

Viking Cruises Ltd.
5.875% due 09/15/2027	1,250	1,269

Virgin Media Finance PLC
5.750% due 01/15/2025	1,000	1,039
6.000% due 10/15/2024	1,000	1,040

Virgin Media Secured Finance PLC
5.250% due 01/15/2026	1,000	1,028
5.500% due 05/15/2029	1,500	1,524

VOC Escrow Ltd.
5.000% due 02/15/2028	1,000	1,019

Wabash National Corp.
5.500% due 10/01/2025	2,000	1,905

Welbilt, Inc.
9.500% due 02/15/2024	1,000	1,086

WellCare Health Plans, Inc.
5.250% due 04/01/2025	1,250	1,308
5.375% due 08/15/2026	1,000	1,062

WESCO Distribution, Inc.
5.375% due 06/15/2024	1,000	1,030

West Street Merger Sub, Inc.
6.375% due 09/01/2025	3,500	3,255

Whiting Petroleum Corp.
5.750% due 03/15/2021	500	501
6.625% due 01/15/2026	500	485

Wind Tre SpA
5.000% due 01/20/2026	2,500	2,432

WMG Acquisition Corp.
5.000% due 08/01/2023	1,000	1,024
5.500% due 04/15/2026	1,000	1,035

WPX Energy, Inc.
5.750% due 06/01/2026	500	519
6.000% due 01/15/2022	500	521
8.250% due 08/01/2023	1,000	1,145

WR Grace & Co-Conn
5.125% due 10/01/2021	1,000	1,043
5.625% due 10/01/2024	1,000	1,082

Wynn Las Vegas LLC
5.250% due 05/15/2027	2,000	2,010
5.500% due 03/01/2025	1,000	1,035

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wynn Macau Ltd.
5.500% due 10/01/2027	$1,000	$975

XPO Logistics, Inc.
6.500% due 06/15/2022	1,125	1,150

Zayo Group LLC
5.750% due 01/15/2027	1,750	1,785
6.375% due 05/15/2025	1,000	1,024

Ziggo Bond Co. BV
6.000% due 01/15/2027	1,000	1,008

Ziggo BV
5.500% due 01/15/2027	3,000	3,067

		687,077

UTILITIES 8.9%

Antero Midstream Partners LP
5.375% due 09/15/2024	500	499
5.750% due 03/01/2027	500	501

Blue Racer Midstream LLC
6.125% due 11/15/2022	2,000	2,037
6.625% due 07/15/2026	1,000	1,013

Calpine Corp.
5.250% due 06/01/2026	750	766
5.375% due 01/15/2023	2,500	2,534
5.750% due 01/15/2025	2,000	1,992

CenturyLink, Inc.
5.800% due 03/15/2022	2,000	2,095
6.450% due 06/15/2021	1,000	1,060

Clearway Energy Operating LLC
5.000% due 09/15/2026	1,500	1,466

Covanta Holding Corp.
5.875% due 03/01/2024	1,025	1,058
5.875% due 07/01/2025	1,000	1,044
6.000% due 01/01/2027	500	525

Crestwood Midstream Partners LP
5.625% due 05/01/2027	1,000	1,000

CrownRock LP
5.625% due 10/15/2025	2,500	2,509

Embarq Corp.
7.995% due 06/01/2036	1,000	973

Frontier Communications Corp.
8.000% due 04/01/2027	750	782
8.500% due 04/01/2026	1,750	1,702

Genesis Energy LP
5.625% due 06/15/2024	1,000	968
6.000% due 05/15/2023	1,250	1,244
6.500% due 10/01/2025	1,000	981
6.750% due 08/01/2022	1,000	1,013

Jonah Energy LLC
7.250% due 10/15/2025	1,000	488

NGL Energy Partners LP
6.125% due 03/01/2025	750	746
7.500% due 11/01/2023	500	525

NGPL PipeCo LLC
4.375% due 08/15/2022	625	647
4.875% due 08/15/2027	1,250	1,328

Northwestern Bell Telephone
7.750% due 05/01/2030	750	801

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NRG Energy, Inc.
5.250% due 06/15/2029	$1,000	$1,067
6.625% due 01/15/2027	1,500	1,635

NSG Holdings LLC
7.750% due 12/15/2025	1,148	1,237

Pacific Gas & Electric Co.
3.300% due 12/01/2027 ^(c)	500	476
3.500% due 10/01/2020 ^(c)	500	490
4.250% due 08/01/2023 ^(c)	500	504
5.125% due 11/15/2043 ^(c)	125	129
6.050% due 03/01/2034 ^(c)	500	559

Parsley Energy LLC
5.250% due 08/15/2025	1,000	1,020
5.375% due 01/15/2025	1,000	1,030
5.625% due 10/15/2027	1,500	1,575
6.250% due 06/01/2024	1,000	1,042

Sprint Capital Corp.
8.750% due 03/15/2032	2,500	2,900

Sprint Communications, Inc.
6.000% due 11/15/2022	1,500	1,567
7.000% due 03/01/2020	1,000	1,028
7.000% due 08/15/2020	1,000	1,039

Sprint Corp.
7.125% due 06/15/2024	2,000	2,126
7.250% due 09/15/2021	3,000	3,195
7.625% due 02/15/2025	2,000	2,132
7.625% due 03/01/2026	1,000	1,068
7.875% due 09/15/2023	4,000	4,360

Talen Energy Supply LLC
6.500% due 06/01/2025	1,000	843
6.625% due 01/15/2028 (a)	500	499
7.250% due 05/15/2027	875	899

Tallgrass Energy Partners LP
5.500% due 09/15/2024	2,000	2,075
5.500% due 01/15/2028	500	508

Targa Resources Partners LP
4.250% due 11/15/2023	1,000	1,003
5.000% due 01/15/2028	1,000	1,005
5.250% due 05/01/2023	2,000	2,033
5.875% due 04/15/2026	1,000	1,064
6.500% due 07/15/2027	750	819
6.875% due 01/15/2029	750	833

Telecom Italia Capital S.A.
6.375% due 11/15/2033	1,000	1,042

Telecom Italia SpA
5.303% due 05/30/2024	3,000	3,116

TerraForm Power Operating LLC
4.250% due 01/31/2023	1,000	1,006
5.000% due 01/31/2028	1,000	1,008
6.625% due 06/15/2025 þ	500	527

Vistra Energy Corp.
7.625% due 11/01/2024	1,000	1,056

Vistra Operations Co. LLC
5.000% due 07/31/2027	1,000	1,037
5.500% due 09/01/2026	1,500	1,588
5.625% due 02/15/2027	2,000	2,125

		86,562

Total Corporate Bonds & Notes (Cost $820,061)		835,231

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

Bear Stearns ALT-A Trust
3.999% due 11/25/2036 ^~	$394	$359

Countrywide Alternative Loan Trust
2.613% due 05/20/2046 ^•	66	56

Countrywide Home Loan Mortgage Pass-Through Trust
3.044% due 03/25/2035 •	33	30
3.675% due 05/20/2036 ^~	183	175

GSR Mortgage Loan Trust
4.763% due 04/25/2035 ~	5	5

IndyMac Mortgage Loan Trust
6.000% due 07/25/2037 ^	322	317

WaMu Mortgage Pass-Through Certificates Trust
3.683% due 12/25/2036 ^~	241	229

Washington Mutual Mortgage Pass-Through Certificates Trust
3.474% due 05/25/2046 ^•	23	20

Total Non-Agency Mortgage-Backed Securities (Cost $775)		1,191

ASSET-BACKED SECURITIES 0.0%

Credit-Based Asset Servicing & Securitization Trust
2.474% due 01/25/2037 ^•	78	33

Total Asset-Backed Securities (Cost $55)		33

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (h) 0.1%
		522

U.S. TREASURY BILLS 0.0%
2.104% due 07/23/2019 (d)(e)	43	43

Total Short-Term Instruments (Cost $565)		565

Total Investments in Securities (Cost $830,513)		845,932

	SHARES
INVESTMENTS IN AFFILIATES 13.2%

SHORT-TERM INSTRUMENTS 13.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 13.2%

PIMCO Short-Term Floating NAV Portfolio III	13,006,974	128,665

Total Short-Term Instruments (Cost $128,583)		128,665

Total Investments in Affiliates (Cost $128,583)		128,665

Total Investments 100.1% (Cost $959,096)		$974,597

Financial Derivative Instruments (i)(j) 0.1% (Cost or Premiums, net $2,917)		1,192

Other Assets and Liabilities, net (0.2)%		(1,801)

Net Assets 100.0%		$973,988

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	17

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Zero coupon security.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	06/28/2019	07/01/2019	$522	U.S. Treasury Notes 2.250% due 03/31/2021	$(537)	$522	$522

Total Repurchase Agreements						$(537)	$522	$522

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$522	$0	$0	$522	$(537)	$(15)

Total Borrowings and Other Financing Transactions	$522	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

The average amount of borrowings outstanding during the period ended June 30, 2019 was $(9,373) at a weighted average interest rate of 1.534%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(i) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.HY-30 5-Year Index	5.000%	Quarterly	06/20/2023	$4,850	$340	$64	$404	$3	$0
CDX.HY-31 5-Year Index	5.000	Quarterly	12/20/2023	24,250	1,370	648	2,018	21	0
CDX.HY-32 5-Year Index	5.000	Quarterly	06/20/2024	19,500	1,394	99	1,493	18	0

Total Swap Agreements					$3,104	$811	$3,915	$42	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$42	$42	$0	$0	$0	$0

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

Cash of $3,035 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received	Unrealized Appreciation/ (Depreciation)
					Asset	Liability
BPS	07/2019	EUR	635	$712	$0	$(10)

JPM	07/2019		246	278	0	(2)

Total Forward Foreign Currency Contracts					$0	$(12)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	iBoxx USD Liquid High Yield Index	N/A	2.387% (3-Month USD-LIBOR)	Maturity	09/20/2019	$4,700	$(33)	$210	$177	$0

BRC	Receive	iBoxx USD Liquid High Yield Index	N/A	2.387% (3-Month USD-LIBOR)	Maturity	09/20/2019	5,000	(31)	78	47	0

GST	Receive	iBoxx USD Liquid High Yield Index	N/A	2.387% (3-Month USD-LIBOR)	Maturity	09/20/2019	7,800	(49)	384	335	0

JPM	Receive	iBoxx USD Liquid High Yield Index	N/A	2.387% (3-Month USD-LIBOR)	Maturity	09/20/2019	10,000	(46)	489	443	0

MYC	Receive	iBoxx USD Liquid High Yield Index	N/A	2.387% (3-Month USD-LIBOR)	Maturity	12/20/2019	5,000	(28)	188	160	0

Total Swap Agreements								$(187)	$1,349	$1,162	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure(2)
BOA	$0	$0	$177	$177	$0	$0	$0	$0	$177	$0	$177
BPS	0	0	0	0	(10)	0	0	(10)	(10)	0	(10)
BRC	0	0	47	47	0	0	0	0	47	0	47
GST	0	0	335	335	0	0	0	0	335	(360)	(25)
JPM	0	0	443	443	(2)	0	0	(2)	441	(480)	(39)
MYC	0	0	160	160	0	0	0	0	160	(280)	(120)

Total Over the Counter	$0	$0	$1,162	$1,162	$(12)	$0	$0	$(12)

(1)

Receive represents that the Portfolio receives payments for any positive net return on the underlying reference. The Portfolio makes payments for any negative net return on such underlying reference. Pay represents that the Portfolio receives payments for any negative net return on the underlying reference. The Portfolio makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	19

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$42	$0	$0	$0	$42

Over the counter
Swap Agreements	$0	$0	$0	$0	$1,162	$1,162

	$0	$42	$0	$0	$1,162	$1,204

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12	$0	$12

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$124	$124
Futures	0	0	0	0	(14)	(14)
Swap Agreements	0	582	0	0	27	609

	$0	$582	$0	$0	$137	$719

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$31	$0	$31
Swap Agreements	0	0	0	0	973	973

	$0	$0	$0	$31	$973	$1,004

	$0	$582	$0	$31	$1,110	$1,723

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$60	$60
Swap Agreements	0	1,580	0	0	0	1,580

	$0	$1,580	$0	$0	$60	$1,640

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(6)	$0	$(6)
Swap Agreements	0	0	0	0	1,667	1,667

	$0	$0	$0	$(6)	$1,667	$1,661

	$0	$1,580	$0	$(6)	$1,727	$3,301

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$8,912	$0	$8,912
Corporate Bonds & Notes
Banking & Finance	0	61,592	0	61,592
Industrials	0	687,077	0	687,077
Utilities	0	86,562	0	86,562
Non-Agency Mortgage-Backed Securities	0	1,191	0	1,191
Asset-Backed Securities	0	33	0	33
Short-Term Instruments
Repurchase Agreements	0	522	0	522
U.S. Treasury Bills	0	43	0	43

	$0	$845,932	$0	$845,932

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$128,665	$0	$0	$128,665

Total Investments	$128,665	$845,932	$0	$974,597

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	42	0	42
Over the counter	0	1,162	0	1,162

	$0	$1,204	$0	$1,204

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(12)	$0	$(12)

Total Financial Derivative Instruments	$0	$1,192	$0	$1,192

Totals	$128,665	$847,124	$0	$975,789

There were no significant transfers into or out of Level 3 during the period ended June 30, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	21

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO High Yield Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets.

22	PIMCO VARIABLE INSURANCE TRUST

June 30, 2019 (Unaudited)

Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification (“ASC”) 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official

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Notes to Financial Statements (Cont.)

closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask

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information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their

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Notes to Financial Statements (Cont.)

internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2019 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2019	Dividend Income(1)	Realized Net CapitalGain Distributions(1)
$81,295	$192,289	$(145,000)	$14	$67	$128,665	$1,389	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Delayed-Delivery Transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Loans and Other Indebtedness, Loan Participations and Assignments are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

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Notes to Financial Statements (Cont.)

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home

Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Line of Credit  The Portfolio entered into a 364-day senior unsecured revolving credit agreement with State Street Bank & Trust Company and other commercial banks to be utilized for temporary purposes to fund shareholder redemptions or for other short-term liquidity purposes. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. The Portfolio pays financing charges based on a combination of LIBOR-based variable plus a credit spread. The Portfolio also pays a fee of 0.15% per annum on the unused commitment amounts. As of June 30, 2019, if applicable any outstanding borrowings would be disclosed as a payable for line of credit on the Statement of Assets and Liabilities. Commitment, upfront and interest

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fees, if any, paid by the Portfolio are disclosed as part of the interest expense on the Statement of Operations.

During the period, there were no borrowings on this line of credit. The maximum available commitment and related fees for the revolving credit agreement are:

Maximum Available Commitment*	Expiration Date	Commitment and Upfront Fees

$ 50,000,000	09/03/2019	$ 50,735

*	Maximum available commitment prior to renewal on September 4, 2018, for the Portfolio was $57,000,000. The agreement expires on September 3, 2019 unless extended or renewed.

(b) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(c) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a

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Notes to Financial Statements (Cont.)

futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Options on Exchange-Traded Futures Contracts (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

(d) Swap Agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net

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periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal

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Notes to Financial Statements (Cont.)

shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Total Return Swap Agreements are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

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High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments

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Notes to Financial Statements (Cont.)

may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional

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provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.35%	0.35%	0.35%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically

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Notes to Financial Statements (Cont.)

renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At June 30, 2019, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$0	$0	$110,940	$135,568

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2019		Year Ended 12/31/2018

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	100	$752	81	$627

Administrative Class	13,535	104,057	16,429	126,024

Advisor Class	4,459	34,121	5,954	46,010
Issued as reinvestment of distributions

Institutional Class	34	264	69	525

Administrative Class	2,958	22,819	6,377	48,606

Advisor Class	96	739	193	1,472
Cost of shares redeemed

Institutional Class	(52)	(397)	(264)	(2,020)

Administrative Class	(14,244)	(109,461)	(35,438)	(269,894)

Advisor Class	(2,575)	(19,836)	(7,698)	(58,544)

Net increase (decrease) resulting from Portfolio share transactions	4,311	$33,058	(14,297)	$(107,194)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2019, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 61% of the Portfolio, and the shareholder is a related party of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2019 (Unaudited)

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2019, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2018, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO High Yield Portfolio	$0	$17,496

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$962,529	$29,612	$(12,479)	$17,133

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2019	37

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	JPM	JP Morgan Chase Bank N.A.

BPS	BNP Paribas S.A.	GST	Goldman Sachs International	MYC	Morgan Stanley Capital Services, Inc.

BRC	Barclays Bank PLC

Currency Abbreviations:

EUR	Euro	USD (or $)	United States Dollar

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

CDX.HY	Credit Derivatives Index - High Yield	LIBOR03M	3 Month USD-LIBOR

Other Abbreviations:

ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

DAC	Designated Activity Company	PIK	Payment-in-Kind	TBD%	Interest rate to be determined when loan settles or at the time of funding

38	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT12SAR_063019

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2019

PIMCO Income Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2019

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.2% during the fourth quarter of 2018. For the first quarter of 2019, GDP growth rose to an annual pace of 3.1%. Finally, the Commerce Department’s initial reading for second quarter 2019 GDP, released after the reporting period ended, showed that the U.S. economy grew at a 2.1% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” With its December 2018 rate hike, the Fed increased the federal funds rate to a range between 2.25% and 2.50%. However, at its meeting in January 2019, the Fed tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” This stance was partially attributed to trade tensions and signs of slowing global growth, including weakening manufacturing data. Finally, at its meeting that concluded on July 31, 2019, after the reporting period ended, the Fed lowered the federal funds rate to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008.

Growth outside the U.S. continued, but the pace generally moderated. According to the International Monetary Fund (“IMF”), global growth is projected to be 3.3% in 2019, versus 3.6% in 2018. From a regional perspective, the U.S. economy is expected to expand 2.3% in 2019, compared to 2.9% in the prior year. Elsewhere, the IMF anticipates 2019 GDP growth in the eurozone, UK and Japan will be 1.3%, 1.2% and 1.0%, respectively. For comparison purposes, these economies expanded 1.8%, 1.4% and 0.8%, respectively, in 2018.

Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies. The ECB ended its quantitative easing program in December 2018 and indicated that it does not expect to raise interest rates, “at least through the first half of 2020.” Meanwhile, the Bank of England kept rates on hold for the reporting period.

Both short- and long-term U.S. Treasury yields declined. In our view, falling rates were partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the two-year U.S. Treasury note was 1.75% at the end of the reporting period, compared to 2.48% on December 31, 2018. Meanwhile, the yield on the benchmark 10-year U.S. Treasury note was 2.00% at the end of the reporting period, versus 2.69% on December 31, 2018. The Bloomberg Barclays Global Treasury Index (USD hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 5.52%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD hedged), a widely used index of global investment grade credit bonds, returned 8.22%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD hedged), a widely used index of below investment grade bonds, returned 10.05%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD hedged), returned 10.60%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 8.72%.

Global equities also produced strong results. Despite periods of volatility, U.S. equities moved sharply higher. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations and a more accommodative Fed. All told, U.S. equities, as represented by the S&P 500 Index, returned 18.54%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 10.59%, whereas global equities, as

2	PIMCO VARIABLE INSURANCE TRUST

represented by the MSCI World Index, returned 16.98%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 7.53%, and European equities, as represented by the MSCI Europe Index (in EUR), returned 16.24%.

Commodity prices fluctuated and largely moved higher. When the reporting period began, Brent crude oil was approximately $54 a barrel, but by the end, it was roughly $67 a barrel. Elsewhere, gold and copper prices also rose.

Finally, there were periods of volatility in the foreign exchange markets, due in part to signs of moderating global growth and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar strengthened against a number of other major currencies. For example, the U.S. dollar returned 0.82% and 0.45% versus the euro and British pound, respectively. However, the U.S. dollar fell 1.71% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2019	3

Important Information About the PIMCO Income Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Income Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of interest rate risk, especially as the Federal Reserve Board ended its quantitative easing program in October 2014 and raised interest rates several times thereafter before lowering them in July 2019. Interest rates may change in the future depending upon the Federal Reserve Board’s view of economic growth, inflation, employment and other market factors. To the extent the Federal Reserve Board raises interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

With respect to certain securities, the Portfolio may make different asset class, sector or geographical classifications for the purpose of monitoring compliance with investment guidelines than the classifications disclosed in this report.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Portfolio returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests are not known.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and

4	PIMCO VARIABLE INSURANCE TRUST

after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Income Portfolio	04/29/16	04/29/16	—	04/29/16	04/29/16	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-PORT. The Portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov and are available without charge, upon request by calling the Portfolio at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Portfolio filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

SEMIANNUAL REPORT	JUNE 30, 2019	5

PIMCO Income Portfolio

Cumulative Returns Through June 30, 2019

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of 06/30/2019†§

Corporate Bonds & Notes	28.4%

U.S. Government Agencies	23.0%

U.S. Treasury Obligations	17.5%

Asset-Backed Securities	17.0%

Non-Agency Mortgage-Backed Securities	4.9%

Sovereign Issues	4.0%

Loan Participations and Assignments	2.9%

Short-Term Instruments‡	1.7%

Other	0.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2019

	6 Months*	1 Year	Inception≈
PIMCO Income Portfolio Institutional Class	6.26%	7.28%	6.60%
PIMCO Income Portfolio Administrative Class	6.18%	7.12%	6.44%
PIMCO Income Portfolio Advisor Class	6.13%	7.02%	6.33%
Bloomberg Barclays U.S. Aggregate Index±	6.11%	7.87%	2.77%♦

All Portfolio returns are net of fees and expenses.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 4/29/2016

± Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.89% for Institutional Class shares, 1.04% for Administrative Class shares, and 1.14% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Income Portfolio seeks to maximize current income, with long-term capital appreciation as a secondary objective, by investing under normal circumstances at least 65% of its total assets in a multi-sector portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public-or private-sector entities. The Portfolio will seek to maintain a high and consistent level of dividend income by investing in a broad array of fixed income sectors and utilizing strategies that seek to optimize portfolio income (i.e., strategies that prioritize current income over total return). The capital appreciation sought by the Portfolio generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy

Portfolio Insights

The following affected performance during the reporting period:

»	Exposure to U.S. interest rates contributed to performance, as rates increased.

»	Exposure to high yield corporate credit contributed to performance, as spreads tightened.

»	Holdings of investment grade corporate credit contributed to performance, as spreads tightened.

»	Exposure to U.S. cash rate contributed to performance, as short rates remained positive.

»	Hedging against Japanese duration detracted from performance, as rates increased.

»	Short exposure to U.K. duration detracted from performance, as rates increased.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Income Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2019 to June 30, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During Period*	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,062.60	$4.83	$1,000.00	$1,019.97	$4.73	$0.95
Administrative Class	1,000.00	1,061.80	5.59	1,000.00	1,019.23	5.48	1.10
Advisor Class	1,000.00	1,061.30	6.10	1,000.00	1,018.74	5.97	1.20

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	JUNE 30, 2019	7

Financial Highlights PIMCO Income Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total
Institutional Class

01/01/2019 - 06/30/2019+	$10.37	$0.22	$0.42	$0.64	$(0.19)	$0.00	$(0.19)

12/31/2018	10.74	0.45	(0.40)	0.05	(0.35)	(0.07)	(0.42)

12/31/2017	10.19	0.36	0.47	0.83	(0.28)	0.00	(0.28)

04/29/2016 - 12/31/2016	10.00	0.18	0.41	0.59	(0.38)	(0.02)	(0.40)
Administrative Class

01/01/2019 - 06/30/2019+	10.37	0.21	0.43	0.64	(0.19)	0.00	(0.19)

12/31/2018	10.74	0.40	(0.37)	0.03	(0.33)	(0.07)	(0.40)

12/31/2017	10.19	0.35	0.47	0.82	(0.27)	0.00	(0.27)

04/29/2016 - 12/31/2016	10.00	0.22	0.36	0.58	(0.37)	(0.02)	(0.39)
Advisor Class

01/01/2019 - 06/30/2019+	10.37	0.21	0.42	0.63	(0.18)	0.00	(0.18)

12/31/2018	10.74	0.39	(0.37)	0.02	(0.32)	(0.07)	(0.39)

12/31/2017	10.19	0.33	0.48	0.81	(0.26)	0.00	(0.26)

04/29/2016 - 12/31/2016	10.00	0.20	0.37	0.57	(0.36)	(0.02)	(0.38)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.82	6.26%	$1,469	0.95	%*	0.95	%*	0.65	%*	0.65	%*	4.19	%*	126%

10.37	0.54	1,382	0.89		0.89		0.65		0.65		4.29		188

10.74	8.24	29	0.67		0.67		0.65		0.65		3.38		206

10.19	5.92	26	0.65	*	0.69	*	0.65	*	0.69	*	2.69	*	203

10.82	6.18	125,162	1.10	*	1.10	*	0.80	*	0.80	*	4.06	*	126

10.37	0.39	96,244	1.04		1.04		0.80		0.80		3.83		188

10.74	8.08	85,702	0.82		0.82		0.80		0.80		3.27		206

10.19	5.82	17,864	0.80	*	0.84	*	0.80	*	0.84	*	3.19	*	203

10.82	6.13	194,552	1.20	*	1.20	*	0.90	*	0.90	*	3.94	*	126

10.37	0.29	181,869	1.14		1.14		0.90		0.90		3.73		188

10.74	7.97	170,758	0.92		0.92		0.90		0.90		3.13		206

10.19	5.74	168,696	0.90	*	0.94	*	0.90	*	0.94	*	2.92	*	203

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	9

Statement of Assets and Liabilities PIMCO Income Portfolio

June 30, 2019 (Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$405,028
Investments in Affiliates	1,501
Financial Derivative Instruments
Exchange-traded or centrally cleared	238
Over the counter	897
Cash	12
Deposits with counterparty	3,137
Foreign currency, at value	1,782
Receivable for investments sold	18
Receivable for TBA investments sold	103,917
Receivable for Portfolio shares sold	321
Interest and/or dividends receivable	2,522
Dividends receivable from Affiliates	2
Total Assets	519,375

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$6,677
Payable for short sales	10,936
Financial Derivative Instruments
Exchange-traded or centrally cleared	109
Over the counter	778
Payable for investments purchased	6,829
Payable for investments in Affiliates purchased	2
Payable for TBA investments purchased	171,841
Payable for unfunded loan commitments	121
Deposits from counterparty	581
Payable for Portfolio shares redeemed	107
Accrued investment advisory fees	61
Accrued supervisory and administrative fees	97
Accrued distribution fees	37
Accrued servicing fees	14
Accrued reimbursement to PIMCO	1
Other liabilities	1
Total Liabilities	198,192

Net Assets	$321,183

Net Assets Consist of:

Paid in capital	$303,754
Distributable earnings (accumulated loss)	17,429

Net Assets	$321,183

Net Assets:

Institutional Class	$1,469
Administrative Class	125,162
Advisor Class	194,552

Shares Issued and Outstanding:

Institutional Class	136
Administrative Class	11,572
Advisor Class	17,988

Net Asset Value Per Share Outstanding:

Institutional Class	$10.82
Administrative Class	10.82
Advisor Class	10.82

Cost of investments in securities	$393,734
Cost of investments in Affiliates	$1,501
Cost of foreign currency held	$1,781
Proceeds received on short sales	$10,880
Cost or premiums of financial derivative instruments, net	$(3,647)

* Includes repurchase agreements of:	$4,731

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Income Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2019 (Unaudited)

Investment Income:

Interest	$7,516
Dividends	2
Dividends from Investments in Affiliates	52
Total Income	7,570

Expenses:

Investment advisory fees	367
Supervisory and administrative fees	588
Servicing fees - Administrative Class	81
Distribution and/or servicing fees - Advisor Class	231
Trustee fees	2
Interest expense	443
Miscellaneous expense	7
Total Expenses	1,719
Waiver and/or Reimbursement by PIMCO	(2)
Net Expenses	1,717

Net Investment Income (Loss)	5,853

Net Realized Gain (Loss):

Investments in securities	1,557
Investments in Affiliates	1
Exchange-traded or centrally cleared financial derivative instruments	1,207
Over the counter financial derivative instruments	2,718
Short sales	(164)
Foreign currency	(104)

Net Realized Gain (Loss)	5,215

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	9,363
Investments in Affiliates	(1)
Exchange-traded or centrally cleared financial derivative instruments	(2,868)
Over the counter financial derivative instruments	232
Short sales	(4)
Foreign currency assets and liabilities	(61)

Net Change in Unrealized Appreciation (Depreciation)	6,661

Net Increase (Decrease) in Net Assets Resulting from Operations	$17,729

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	11

Statements of Changes in Net Assets PIMCO Income Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$5,853	$9,744
Net realized gain (loss)	5,215	(1,032)
Net change in unrealized appreciation (depreciation)	6,661	(7,793)

Net Increase (Decrease) in Net Assets Resulting from Operations	17,729	919

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(26)	(22)
Administrative Class	(1,925)	(3,271)
Advisor Class	(3,207)	(6,765)

Total Distributions(a)	(5,158)	(10,058)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	29,117	32,145

Total Increase (Decrease) in Net Assets	41,688	23,006

Net Assets:

Beginning of period	279,495	256,489
End of period	$321,183	$279,495

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Income Portfolio

June 30, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 126.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 3.6%

Advanz Pharma Corp.
7.911% (LIBOR03M + 5.500%) due 09/06/2024 ~	$99	$95

Altice France S.A.
6.394% (LIBOR03M + 4.000%) due 08/14/2026 ~	100	98

Avantor, Inc.
5.402% (LIBOR03M + 3.000%) due 11/21/2024 ~	19	19

Avolon TLB Borrower (U.S.) LLC
4.133% (LIBOR03M + 1.750%) due 01/15/2025 ~	114	114

Axalta Coating Systems U.S. Holdings, Inc.
4.080% (LIBOR03M + 1.750%) due 06/01/2024 ~	10	10

Bausch Health Cos., Inc.
5.162% (LIBOR03M + 2.750%) due 11/27/2025 ~	56	56

Beacon Roofing Supply, Inc.
4.663% (LIBOR03M + 2.250%) due 01/02/2025 ~	20	20

BWAY Holding Co.
5.854% (LIBOR03M + 3.250%) due 04/03/2024 ~	20	19

Caesars Resort Collection LLC
5.152% (LIBOR03M + 2.750%) due 12/22/2024 ~	197	194

CommScope, Inc.
5.652% (LIBOR03M + 3.250%) due 04/06/2026 ~	100	100

Core & Main LP
5.520% (LIBOR03M + 3.000%) due 08/01/2024 ~	10	10

Diamond Resorts Corp.
6.152% (LIBOR03M + 3.750%) due 09/02/2023 ~	196	186

Dubai World
2.500% (LIBOR03M + 2.500%) due 09/30/2022 ~	504	478

Envision Healthcare Corp.
6.152% (LIBOR03M + 3.750%) due 10/10/2025 ~	199	173

Financial & Risk U.S. Holdings, Inc.
6.152% (LIBOR03M + 3.750%) due 10/01/2025 ~	448	435

Forest City Enterprises, L.P.
6.402% (LIBOR03M + 4.000%) due 12/07/2025 «~	100	100

Hilton Worldwide Finance LLC
4.154% (LIBOR03M + 1.750%) due 06/22/2026 ~	1,104	1,105

iHeartCommunications, Inc.
6.579% (LIBOR03M + 1.750%) due 05/01/2026 ~	1,381	1,385

Intelsat Jackson Holdings S.A.
6.154% (LIBOR03M + 3.750%) due 11/27/2023 ~	750	743
6.625% due 01/02/2024	57	57

KFC Holding Co.
4.132% (LIBOR03M + 1.750%) due 04/03/2025 ~	1,556	1,555

Las Vegas Sands LLC
4.152% (LIBOR03M + 1.750%) due 03/27/2025 ~	1,130	1,124

McDermott Technology Americas, Inc.
7.402% (LIBOR03M + 5.000%) due 05/09/2025 ~	14	14

Messer Industrie GmbH
4.830% (LIBOR03M + 2.500%) due 03/01/2026 ~	100	99

MH Sub LLC
6.152% (LIBOR03M + 3.750%) due 09/13/2024 ~	39	39

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Multi Color Corp.
6.750% (PRIME + 1.250%) due 10/31/2024 ~		$7	$7

NCI Building Systems, Inc.
6.354% (LIBOR03M + 3.750%) due 04/12/2025 ~		139	135

Neiman Marcus Group Ltd. LLC
7.972% (LIBOR03M + 5.500%) due 10/25/2023 «~		533	468

Pacific Gas & Electric Co.
TBD% due 02/22/2049 ^«(d)		1,150	1,121
4.690% (LIBOR03M + 2.250%) due 12/31/2020 «~		364	363

PetSmart, Inc.
6.670% (LIBOR03M + 4.250%) due 03/11/2022 ~		41	40

PG&E Corp.
1.125% due 12/31/2020 «µ		121	121

Post Holdings, Inc.
4.404% (LIBOR03M + 2.000%) due 05/24/2024 ~		12	12

RPI Finance Trust
4.402% (LIBOR03M + 2.000%) due 03/27/2023 ~		32	32

Sequa Mezzanine Holdings LLC
7.560% (LIBOR03M + 5.000%) due 11/28/2021 ~		208	204
11.583% ( LIBOR03M + 9.000%) due 04/28/2022 ~		40	38

Sprint Communications, Inc.
4.938% (LIBOR03M + 2.500%) due 02/02/2024 ~		98	96

SS&C Technologies Holdings Europe SARL
4.652% (LIBOR03M + 2.250%) due 04/16/2025 ~		84	84

SS&C Technologies, Inc.
4.652% (LIBOR03M + 2.250%) due 04/16/2025 ~		132	131

Starfruit Finco BV
5.669% (LIBOR03M + 3.250%) due 10/01/2025 ~		100	99

Syniverse Holdings, Inc.
7.401% (LIBOR03M + 5.000%) due 03/09/2023 ~		65	60

TEX Operations Co. LLC
4.402% (LIBOR03M + 2.000%) due 08/04/2023 ~		27	27

U.S. Renal Care, Inc.
TBD% due 06/13/2026		63	62

Unitymedia Hessen GmbH & Co. KG
2.750% (EUR003M + 2.750%) due 01/15/2027 ~	EUR	100	114

Univision Communications, Inc.
5.152% (LIBOR03M + 2.750%) due 03/15/2024 ~		$145	138

Valeant Pharmaceuticals International, Inc.
5.412% (LIBOR03M + 3.000%) due 06/02/2025 ~		4	4

West Corp.
6.522% (LIBOR03M + 4.000%) due 10/10/2024 ~		26	24

Westmoreland Coal Co.
12.500% (LIBOR03M + 12.500%) due 03/15/2029 «~		14	12

Westmoreland Mining Holdings LLC
10.660% (LIBOR03M + 8.250%) due 03/15/2022 «~		7	7

Total Loan Participations and Assignments (Cost $11,559)			11,627

CORPORATE BONDS & NOTES 35.9%

BANKING & FINANCE 18.5%

AIB Group PLC
4.263% due 04/10/2025 •		300	309

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Aircastle Ltd.
7.625% due 04/15/2020		$1,400	$1,451

Ally Financial, Inc.
3.875% due 05/21/2024		79	81
4.250% due 04/15/2021		700	718
8.000% due 03/15/2020		200	207
8.000% due 11/01/2031		3	4

Ambac LSNI LLC
7.319% due 02/12/2023 •		361	368

American International Group, Inc.
5.750% due 04/01/2048 •		50	52

American Tower Corp.
3.000% due 06/15/2023		36	36
5.900% due 11/01/2021		1,110	1,195

Ardonagh Midco PLC
8.375% due 07/15/2023	GBP	200	234

Assurant, Inc.
4.200% due 09/27/2023		$22	23

Athene Holding Ltd.
4.125% due 01/12/2028		22	22

Avolon Holdings Funding Ltd.
5.125% due 10/01/2023		636	675
5.500% due 01/15/2023		62	66

AXA Equitable Holdings, Inc.
3.900% due 04/20/2023		8	8
4.350% due 04/20/2028		21	22
5.000% due 04/20/2048		30	31

Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(i)(j)	EUR	200	234

Banco Santander S.A.
6.250% due 09/11/2021 •(i)(j)		100	120

Bank of America Corp.
5.125% due 06/20/2024 •(i)		$100	101
5.875% due 03/15/2028 •(i)		885	925

Bank of Ireland
7.375% due 06/18/2020 •(i)(j)	EUR	500	601

Barclays Bank PLC
7.625% due 11/21/2022 (j)		$800	874

Barclays PLC
1.500% due 09/03/2023	EUR	200	233
3.250% due 01/17/2033	GBP	100	124
3.905% (US0003M + 1.380%) due 05/16/2024 ~		$200	197
3.932% due 05/07/2025 •		200	204
4.338% due 05/16/2024 •		200	207
4.375% due 01/12/2026		1,000	1,037
4.610% due 02/15/2023 •		200	207
6.500% due 09/15/2019 •(i)(j)	EUR	500	576
7.125% due 06/15/2025 •(i)(j)	GBP	200	266
7.250% due 03/15/2023 •(i)(j)		400	530
7.750% due 09/15/2023 •(i)(j)		$600	615
7.875% due 09/15/2022 •(i)(j)	GBP	300	404
8.000% due 12/15/2020 •(i)(j)	EUR	400	493
8.000% due 06/15/2024 •(i)(j)		$200	210

BGC Partners, Inc.
5.375% due 07/24/2023		2,218	2,324

BNP Paribas S.A.
4.705% due 01/10/2025 •		210	226

Boston Properties LP
3.200% due 01/15/2025		10	10

Brighthouse Financial, Inc.
3.700% due 06/22/2027		34	32

Brixmor Operating Partnership LP
3.629% (US0003M + 1.050%) due 02/01/2022 ~		64	64

Brookfield Finance, Inc.
3.900% due 01/25/2028		36	37
4.700% due 09/20/2047		80	84

Cantor Fitzgerald LP
4.875% due 05/01/2024		42	43

CBL & Associates LP
5.950% due 12/15/2026		74	51

CIT Group, Inc.
4.125% due 03/09/2021		24	25
5.000% due 08/15/2022		160	170

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	13

Schedule of Investments PIMCO Income Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup, Inc.
3.625% (US0003M + 1.100%) due 05/17/2024 ~		$180	$182

Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(i)(j)	EUR	200	237
6.625% due 06/29/2021 •(i)(j)		1,600	2,018

Credit Suisse Group AG
7.500% due 07/17/2023 •(i)(j)		$200	215

CTR Partnership LP
5.250% due 06/01/2025		28	29

Deutsche Bank AG
0.180% (EUR003M + 0.500%) due 12/07/2020 ~	EUR	200	225
1.875% due 02/28/2020	GBP	100	127
2.700% due 07/13/2020		$74	74
3.567% (US0003M + 0.970%) due 07/13/2020 ~		77	77
4.250% due 02/04/2021		200	202
4.250% due 10/14/2021		1,370	1,388

Digital Realty Trust LP
3.600% due 07/01/2029		100	101
3.700% due 08/15/2027		5	5

Emerald Bay S.A.
0.000% due 10/08/2020 (f)	EUR	11	12

EPR Properties
4.750% due 12/15/2026		$8	9
4.950% due 04/15/2028		10	11

Equinix, Inc.
2.875% due 03/15/2024	EUR	100	119
2.875% due 02/01/2026		100	119

Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028		$23	24

FCE Bank PLC
1.875% due 06/24/2021	EUR	300	349

Ford Motor Credit Co. LLC
5.139% (US0003M + 2.550%) due 01/07/2021 ~		$200	204
5.729% (US0003M + 3.140%) due 01/07/2022 ~		200	206

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		234	242
6.750% due 03/15/2022		290	302

GE Capital European Funding Unlimited Co.
2.250% due 07/20/2020	EUR	100	116

GE Capital UK Funding Unlimited Co.
4.125% due 09/13/2023	GBP	100	137
4.375% due 07/31/2019		10	13

GLP Capital LP
5.250% due 06/01/2025		$23	25
5.300% due 01/15/2029		72	78

Goldman Sachs Group, Inc.
4.125% (US0003M + 1.600%) due 11/29/2023 ~		100	103

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		66	67

Hazine Mustesarligi Varlik Kiralama A/S
5.800% due 02/21/2022		200	201

Howard Hughes Corp.
5.375% due 03/15/2025		56	58

HSBC Holdings PLC
3.000% due 05/29/2030 •	GBP	100	131
3.086% (US0003M + 0.650%) due 09/11/2021 ~		$1,600	1,602
3.120% (US0003M + 0.600%) due 05/18/2021 ~		200	200
3.600% due 05/25/2023		230	239
3.816% (US0003M + 1.380%) due 09/12/2026 ~		200	200
3.973% due 05/22/2030 •		200	209
4.292% due 09/12/2026 •		200	213
5.875% due 09/28/2026 •(i)(j)	GBP	200	267
6.500% due 03/23/2028 •(i)(j)		$200	210

Hudson Pacific Properties LP
3.950% due 11/01/2027		13	13

Hunt Cos., Inc.
6.250% due 02/15/2026		10	9

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ING Groep NV
4.100% due 10/02/2023		$200	$211

iStar, Inc.
4.625% due 09/15/2020		5	5
5.250% due 09/15/2022		8	8

JPMorgan Chase & Co.
3.012% (US0003M + 0.610%) due 06/18/2022 ~		520	521
3.480% (US0003M + 0.900%) due 04/25/2023 ~		234	235

Kennedy-Wilson, Inc.
5.875% due 04/01/2024		28	29

KSA Sukuk Ltd.
2.894% due 04/20/2022		300	304

Life Storage LP-
3.875% due 12/15/2027		10	10

Lifestorage LP
3.500% due 07/01/2026		900	900

Lloyds Bank PLC
3.300% due 05/07/2021		200	203

Lloyds Banking Group PLC
4.050% due 08/16/2023		200	209
7.500% due 06/27/2024 •(i)(j)		200	211
7.500% due 09/27/2025 •(i)(j)		400	421
7.625% due 06/27/2023 •(i)(j)	GBP	600	831
7.875% due 06/27/2029 •(i)(j)		750	1,083

LoanCore Capital Markets LLC
6.875% due 06/01/2020		$2,700	2,688

National Australia Bank Ltd.
1.375% due 07/12/2019		300	300

Nationwide Building Society
3.766% due 03/08/2024 •		200	204
4.302% due 03/08/2029 •		200	210
4.363% due 08/01/2024 •		1,290	1,347

Navient Corp.
5.000% due 10/26/2020		4	4
5.875% due 03/25/2021		1,100	1,145
6.500% due 06/15/2022		150	160

Newmark Group, Inc.
6.125% due 11/15/2023		44	47

Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		16	16

Physicians Realty LP
3.950% due 01/15/2028		24	24

Provident Funding Associates LP
6.375% due 06/15/2025		9	9

QNB Finance Ltd.
3.985% (US0003M + 1.450%) due 08/11/2021 ~		1,400	1,404
4.171% (US0003M + 1.570%) due 07/18/2021 ~		200	203

Royal Bank of Scotland Group PLC
1.750% due 03/02/2026 •	EUR	200	233
3.498% due 05/15/2023 •		$200	202
3.875% due 09/12/2023		200	205
3.988% (US0003M + 1.470%) due 05/15/2023 ~		200	200
4.445% due 05/08/2030 •		400	415
4.892% due 05/18/2029 •		200	214
5.076% due 01/27/2030 •		200	217
7.500% due 08/10/2020 •(i)(j)		200	206
8.000% due 08/10/2025 •(i)(j)		1,800	1,951
8.625% due 08/15/2021 •(i)(j)		400	432

Sabra Health Care LP
4.800% due 06/01/2024		15	16

Santander Holdings USA, Inc.
3.400% due 01/18/2023		24	24
3.500% due 06/07/2024		55	56
3.700% due 03/28/2022		17	17
4.400% due 07/13/2027		21	22
4.450% due 12/03/2021		53	55

Santander UK Group Holdings PLC
7.375% due 06/24/2022 •(i)(j)	GBP	1,950	2,636

Santander UK PLC
3.400% due 06/01/2021		$200	203

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SBA Tower Trust
2.877% due 07/15/2046		$900	$903

SL Green Operating Partnership LP
3.250% due 10/15/2022		8	8

Societe Generale S.A.
7.375% due 10/04/2023 •(i)(j)		300	312

Springleaf Finance Corp.
5.625% due 03/15/2023		500	533
6.125% due 05/15/2022		234	252
6.125% due 03/15/2024		68	73
6.625% due 01/15/2028		21	22
6.875% due 03/15/2025		29	32
8.250% due 12/15/2020		1,700	1,830

Starwood Property Trust, Inc.
4.750% due 03/15/2025		18	18

State Bank of India
4.000% due 01/24/2022		400	409

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (i)	EUR	100	139

STORE Capital Corp.
4.500% due 03/15/2028		$16	17
4.625% due 03/15/2029		12	13

UBS Group Funding Switzerland AG
5.750% due 02/19/2022 •(i)(j)	EUR	1,650	2,069

UDR, Inc.
3.500% due 01/15/2028		$11	11
4.625% due 01/10/2022		3	3

UniCredit SpA
7.830% due 12/04/2023		1,490	1,703

VEREIT Operating Partnership LP
3.950% due 08/15/2027		20	21

VICI Properties LLC
8.000% due 10/15/2023		474	524

Volkswagen Bank GmbH
0.625% due 09/08/2021	EUR	1,300	1,494

Vornado Realty LP
3.500% due 01/15/2025		$14	14

Wells Fargo & Co.
3.691% (US0003M + 1.110%) due 01/24/2023 ~		1,500	1,519

Welltower, Inc.
4.250% due 04/15/2028		18	19

WeWork Cos., Inc.
7.875% due 05/01/2025		30	30

WP Carey, Inc.
3.850% due 07/15/2029		7	7

			59,515

INDUSTRIALS 13.0%

AbbVie, Inc.
3.375% due 11/14/2021		71	72

Adient U.S. LLC
7.000% due 05/15/2026		8	8

Air Canada Pass-Through Trust
3.600% due 09/15/2028		630	650
3.700% due 07/15/2027		10	10

Allied Universal Holdco LLC
6.625% due 07/15/2026 (b)		32	33

Altice Financing S.A.
5.250% due 02/15/2023	EUR	2,830	3,320

Altice France S.A.
6.250% due 05/15/2024		$200	207
7.375% due 05/01/2026		1,700	1,747

American Airlines Pass-Through Trust
3.350% due 04/15/2031		19	19
4.000% due 01/15/2027		602	628

Arrow Electronics, Inc.
3.250% due 09/08/2024		12	12

Avon International Capital PLC
6.500% due 08/15/2022 (b)		18	18

B.C. Unlimited Liability Co.
4.250% due 05/15/2024		89	90

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bacardi Ltd.
4.450% due 05/15/2025		$100	$106
4.700% due 05/15/2028		100	107

Bausch Health Americas, Inc.
8.500% due 01/31/2027		20	22

Bausch Health Cos., Inc.
6.500% due 03/15/2022		129	134
7.000% due 01/15/2028		14	15
7.250% due 05/30/2029		26	27

Bayer U.S. Finance LLC
2.750% due 07/15/2021		4	4
2.979% (US0003M + 0.630%) due 06/25/2021 ~		200	199

BCPE Cycle Merger Sub, Inc.
10.625% due 07/15/2027		44	45

Bombardier, Inc.
7.875% due 04/15/2027		98	98

British Airways Pass-Through Trust
4.625% due 12/20/2025		225	239

Broadcom Corp.
3.000% due 01/15/2022		158	159
3.625% due 01/15/2024		16	16
3.875% due 01/15/2027		141	138

Campbell Soup Co.
2.910% (US0003M + 0.500%) due 03/16/2020 ~		50	50
3.040% (US0003M + 0.630%) due 03/15/2021 ~		40	40

Catalent Pharma Solutions, Inc.
5.000% due 07/15/2027		6	6

Charter Communications Operating LLC
3.579% due 07/23/2020		1,300	1,312
4.229% (US0003M + 1.650%) due 02/01/2024 ~		268	269

Cigna Corp.
2.760% (US0003M + 0.350%) due 03/17/2020 ~		1,070	1,071

Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022		1,534	1,569
9.250% due 02/15/2024		214	233

Cleveland-Cliffs, Inc.
4.875% due 01/15/2024		14	14

Community Health Systems, Inc.
5.125% due 08/01/2021		669	657
6.250% due 03/31/2023		824	796
8.000% due 03/15/2026		244	235
8.625% due 01/15/2024		501	504

CVS Pass-Through Trust
5.789% due 01/10/2026		254	272

DAE Funding LLC
4.000% due 08/01/2020		256	257
4.500% due 08/01/2022		24	24
5.000% due 08/01/2024		52	54
5.250% due 11/15/2021		204	212
5.750% due 11/15/2023		98	103

Diamond Resorts International, Inc.
7.750% due 09/01/2023		312	323

DISH DBS Corp.
7.875% due 09/01/2019		592	596

Eagle Holding Co. LLC (7.750% Cash or 7.750% PIK)
7.750% due 05/15/2022 (c)		18	18

EI Group PLC
6.875% due 02/15/2021	GBP	360	488

EMC Corp.
2.650% due 06/01/2020		$1,350	1,343

Energy Transfer Operating LP
4.200% due 09/15/2023		16	17

Energy Transfer Partners LP
5.000% due 10/01/2022		1,050	1,116

EQT Corp.
3.089% (US0003M + 0.770%) due 10/01/2020 ~		37	37

Equifax, Inc.
3.388% (US0003M + 0.870%) due 08/15/2021 ~		34	34
3.600% due 08/15/2021		12	12

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Exela Intermediate LLC
10.000% due 07/15/2023		$43	$35

Fiserv, Inc.
2.750% due 07/01/2024		111	112
3.200% due 07/01/2026		70	72
3.500% due 07/01/2029		74	76
4.400% due 07/01/2049		34	36

Flex Ltd.
4.875% due 06/15/2029		44	45

General Electric Co.
0.375% due 05/17/2022	EUR	100	114
2.200% due 01/09/2020		$31	31
3.100% due 01/09/2023		30	30
5.000% due 01/21/2021 •(i)		527	506
5.550% due 05/04/2020		14	14
5.550% due 01/05/2026		166	186
5.875% due 01/14/2038		8	9
6.150% due 08/07/2037		1	1
6.875% due 01/10/2039		18	23

General Mills, Inc.
3.141% (US0003M + 0.540%) due 04/16/2021 ~		51	51

Go Daddy Operating Co. LLC
5.250% due 12/01/2027		26	27

HCA, Inc.
5.875% due 03/15/2022		1,230	1,344

Hilton Domestic Operating Co., Inc.
4.875% due 01/15/2030		53	55

Huntsman International LLC
4.500% due 05/01/2029		18	19

Hyundai Capital America
3.202% due 09/18/2020 •		72	72

iHeartCommunications, Inc.
6.375% due 05/01/2026		316	337
8.375% due 05/01/2027		572	602

IHO Verwaltungs GmbH (6.000% Cash and 6.750% PIK)
6.000% due 05/15/2027 (c)		80	81

IHS Markit Ltd.
4.000% due 03/01/2026		2	2

Imperial Brands Finance PLC
3.750% due 07/21/2022		1,300	1,338

Incitec Pivot Finance LLC
6.000% due 12/10/2019		8	8

Intelsat Connect Finance S.A.
9.500% due 02/15/2023		60	53

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023		180	165
8.000% due 02/15/2024		126	132
8.500% due 10/15/2024		169	168
9.750% due 07/15/2025		142	146

Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^		182	175

Keurig Dr Pepper, Inc.
3.200% due 11/15/2021		706	714

Micron Technology, Inc.
5.327% due 02/06/2029		34	36

Mitchells & Butlers Finance PLC
6.013% due 12/15/2030	GBP	12	17

Molson Coors Brewing Co.
2.100% due 07/15/2021		$1,000	994

NetApp, Inc.
3.300% due 09/29/2024		6	6

Netflix, Inc.
3.875% due 11/15/2029	EUR	192	237
4.625% due 05/15/2029		100	130
5.375% due 11/15/2029		$48	51
5.500% due 02/15/2022		20	21

Newcrest Finance Pty. Ltd.
4.450% due 11/15/2021		1,350	1,400

Nokia Oyj
4.375% due 06/12/2027		14	14

Norwegian Air Shuttle ASA Pass-Through Trust
4.875% due 11/10/2029		384	372

NXP BV
4.300% due 06/18/2029		100	103

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ONEOK Partners LP
3.375% due 10/01/2022		$11	$11

Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022		111	107

Outfront Media Capital LLC
5.000% due 08/15/2027		31	32

Par Pharmaceutical, Inc.
7.500% due 04/01/2027		61	60

Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		36	36
4.500% due 03/15/2023		83	86
5.250% due 08/15/2022		1,470	1,555
5.500% due 02/15/2024		19	21

Penske Truck Leasing Co. LP
3.375% due 02/01/2022		930	948

Pernod Ricard S.A.
4.450% due 01/15/2022		1,440	1,507

Petroleos de Venezuela S.A.
5.375% due 04/12/2027 ^(d)		385	62
5.500% due 04/12/2037 ^(d)		382	63
6.000% due 05/16/2024 ^(d)		141	23
6.000% due 11/15/2026 ^(d)		63	10
9.750% due 05/17/2035 ^(d)		100	25

Petroleos Mexicanos
5.500% due 01/21/2021		254	257
6.500% due 03/13/2027		60	59
6.750% due 09/21/2047		10	9

PetSmart, Inc.
5.875% due 06/01/2025		38	37

Post Holdings, Inc.
5.500% due 12/15/2029 (b)		24	24

QVC, Inc.
4.375% due 03/15/2023		24	24
4.450% due 02/15/2025		110	111
4.850% due 04/01/2024		39	40
5.125% due 07/02/2022		34	35

Radiate Holdco LLC
6.875% due 02/15/2023		30	30

Refinitiv U.S. Holdings, Inc.
4.500% due 05/15/2026	EUR	100	117

Sands China Ltd.
5.125% due 08/08/2025		$200	215
5.400% due 08/08/2028		200	218

Sirius XM Radio, Inc.
4.625% due 07/15/2024 (b)		30	31

Sky Ltd.
3.125% due 11/26/2022		2	2

SoftBank Group Corp.
4.000% due 04/20/2023	EUR	300	371

Southern Co.
2.350% due 07/01/2021		$1,200	1,199

Sprint Spectrum Co. LLC
5.152% due 09/20/2029		400	413

Staples, Inc.
7.500% due 04/15/2026		64	64
10.750% due 04/15/2027		34	34

Syngenta Finance NV
3.698% due 04/24/2020		200	201

T-Mobile USA, Inc.
4.750% due 02/01/2028		8	8

Tech Data Corp.
3.700% due 02/15/2022		10	10
4.950% due 02/15/2027		12	13

Tenet Healthcare Corp.
4.625% due 07/15/2024		86	87

Teva Pharmaceutical Finance BV
3.650% due 11/10/2021		8	8

Teva Pharmaceutical Finance Netherlands BV
1.700% due 07/19/2019		8	8
2.200% due 07/21/2021		1,784	1,699
2.800% due 07/21/2023		100	87
3.250% due 04/15/2022	EUR	100	113

Textron, Inc.
3.095% (US0003M + 0.550%) due 11/10/2020 ~		$110	110

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	15

Schedule of Investments PIMCO Income Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Topaz Solar Farms LLC
4.875% due 09/30/2039		$36	$36
5.750% due 09/30/2039		249	263

Triumph Group, Inc.
4.875% due 04/01/2021		24	24
5.250% due 06/01/2022		12	12

United Technologies Corp.
3.175% (US0003M + 0.650%) due 08/16/2021 ~		30	30

Univision Communications, Inc.
5.125% due 05/15/2023		283	278
5.125% due 02/15/2025		557	533

Vale Overseas Ltd.
6.250% due 08/10/2026		75	86
6.875% due 11/21/2036		27	33
6.875% due 11/10/2039		22	27

ViaSat, Inc.
5.625% due 04/15/2027		29	30

VMware, Inc.
2.300% due 08/21/2020		22	22
2.950% due 08/21/2022		34	34
3.900% due 08/21/2027		20	20

VOC Escrow Ltd.
5.000% due 02/15/2028		22	22

Wabtec Corp.
3.710% (US0003M + 1.050%) due 09/15/2021 ~		43	43

Western Digital Corp.
4.750% due 02/15/2026		110	108

Wyndham Destinations, Inc.
3.900% due 03/01/2023		4	4
4.250% due 03/01/2022		2	2
5.400% due 04/01/2024		11	12
5.750% due 04/01/2027		47	49

Yara International ASA
4.750% due 06/01/2028		4	4

			41,797

UTILITIES 4.4%

AT&T, Inc.
3.547% (US0003M + 0.950%) due 07/15/2021 ~		81	82
4.900% due 08/15/2037		19	21

CenturyLink, Inc.
5.625% due 04/01/2020		1,200	1,218

China Shenhua Overseas Capital Co. Ltd.
3.125% due 01/20/2020		600	601

Chugoku Electric Power Co., Inc.
2.701% due 03/16/2020		550	551

Edison International
2.400% due 09/15/2022		22	21
2.950% due 03/15/2023		3	3
5.750% due 06/15/2027		20	22

Enable Midstream Partners LP
4.950% due 05/15/2028		25	26

FirstEnergy Corp.
2.850% due 07/15/2022		1,400	1,419

Frontier Communications Corp.
8.000% due 04/01/2027		40	42

Gazprom OAO Via Gaz Capital S.A.
2.949% due 01/24/2024	EUR	640	781
4.950% due 07/19/2022		$800	840
6.510% due 03/07/2022		500	541

ITC Holdings Corp.
2.700% due 11/15/2022		14	14

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021		5	5

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022		13	12

ONEOK, Inc.
4.250% due 02/01/2022		1,200	1,242

Pacific Gas & Electric Co.
2.450% due 08/15/2022 ^(d)		195	188
2.950% due 03/01/2026 ^(d)		221	208

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.250% due 09/15/2021 ^(d)		$91	$89
3.250% due 06/15/2023 ^(d)		111	108
3.300% due 03/15/2027 ^(d)		90	86
3.400% due 08/15/2024 ^(d)		159	155
3.500% due 10/01/2020 ^(d)		127	124
3.500% due 06/15/2025 ^(d)		92	89
3.750% due 02/15/2024 ^(d)		181	179
3.750% due 08/15/2042 ^(d)		8	7
3.850% due 11/15/2023 ^(d)		13	13
4.000% due 12/01/2046 ^(d)		3	3
4.250% due 05/15/2021 ^(d)		61	60
4.300% due 03/15/2045 ^(d)		2	2
4.450% due 04/15/2042 ^(d)		5	5
4.500% due 12/15/2041 ^(d)		11	11
5.125% due 11/15/2043 ^(d)		70	72
5.400% due 01/15/2040 ^(d)		8	9
5.800% due 03/01/2037 ^(d)		10	11
6.050% due 03/01/2034 ^(d)		25	28
6.250% due 03/01/2039 ^(d)		38	43
6.350% due 02/15/2038 ^(d)		16	18

Petrobras Global Finance BV
5.750% due 02/01/2029		350	366
5.999% due 01/27/2028		346	368
6.125% due 01/17/2022		394	423
6.250% due 12/14/2026	GBP	700	1,006
7.375% due 01/17/2027		$330	380
8.750% due 05/23/2026		68	84

Public Service Enterprise Group, Inc.
2.000% due 11/15/2021		2	2

San Diego Gas & Electric Co.
3.750% due 06/01/2047		2	2

Southern California Edison Co.
3.650% due 03/01/2028		4	4
5.750% due 04/01/2035		4	5
6.000% due 01/15/2034		2	2
6.650% due 04/01/2029		15	17

Southern California Gas Co.
5.125% due 11/15/2040		2	2

Sprint Communications, Inc.
7.000% due 08/15/2020		1,108	1,151

Sprint Corp.
7.250% due 09/15/2021		1,130	1,203
7.625% due 03/01/2026		18	19

Talen Energy Supply LLC
6.625% due 01/15/2028 (b)		18	18

Transocean Phoenix Ltd.
7.750% due 10/15/2024		10	10

Transocean Proteus Ltd.
6.250% due 12/01/2024		2	2

Verizon Communications, Inc.
5.250% due 03/16/2037		39	47

			14,060

Total Corporate Bonds & Notes (Cost $112,311)			115,372

CONVERTIBLE BONDS & NOTES 0.1%

INDUSTRIALS 0.1%

Caesars Entertainment Corp.
5.000% due 10/01/2024		104	179

Total Convertible Bonds & Notes (Cost $194)			179

MUNICIPAL BONDS & NOTES 0.2%

ILLINOIS 0.1%

Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035		40	46
6.725% due 04/01/2035		10	12
7.350% due 07/01/2035		10	12

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033		355	374

			444

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PUERTO RICO 0.1%

Commonwealth of Puerto Rico General Obligation Bonds, Series 2007
5.250% due 07/01/2037 ^(d)	$15	$11

Commonwealth of Puerto Rico General Obligation Bonds, Series 2008
5.125% due 07/01/2028 ^(d)	5	4
5.700% due 07/01/2023 ^(d)	25	19

Commonwealth of Puerto Rico General Obligation Bonds, Series 2009
5.750% due 07/01/2038 ^(d)	10	7
6.000% due 07/01/2039 ^(d)	5	4

Commonwealth of Puerto Rico General Obligation Bonds, Series 2011
5.375% due 07/01/2030 ^(d)	25	18
6.500% due 07/01/2040 ^(d)	5	3

Commonwealth of Puerto Rico General Obligation Bonds, Series 2012
5.000% due 07/01/2041 ^(d)	55	32
5.500% due 07/01/2039 ^(d)	75	44

		142

Total Municipal Bonds & Notes (Cost $476)		586

U.S. GOVERNMENT AGENCIES 29.1%

Fannie Mae UMBS
3.000% due 08/01/2027 - 09/01/2027	462	473
4.000% due 08/01/2049 (b)	5,811	6,005

Fannie Mae UMBS, TBA
3.000% due 08/01/2034	1,000	1,019
3.500% due 07/01/2049 - 08/01/2049	22,100	22,585
4.000% due 08/01/2049	50,200	51,860

Freddie Mac
3.000% due 06/01/2046 - 01/01/2049	9,878	9,974

Ginnie Mae
3.067% due 04/20/2066 •	980	981
5.342% due 09/20/2066 •	358	393

Total U.S. Government Agencies (Cost $92,860)		93,290

U.S. TREASURY OBLIGATIONS 22.2%

U.S. Treasury Bonds
2.875% due 11/15/2046	1,400	1,497
3.000% due 08/15/2048	10	11
3.000% due 02/15/2049 (m)	2,800	3,071

U.S. Treasury Inflation Protected Securities (h)
0.750% due 07/15/2028	2,239	2,334
0.875% due 01/15/2029	2,226	2,345

U.S. Treasury Notes
1.750% due 03/31/2022	700	700
1.750% due 05/15/2022	700	701
1.750% due 09/30/2022	1,400	1,401
1.750% due 05/15/2023	1,400	1,401
1.875% due 08/31/2022	1,400	1,406
1.875% due 08/31/2024	1,100	1,105
2.000% due 07/31/2022	900	907
2.000% due 05/31/2024	1,300	1,315
2.000% due 06/30/2024	2,300	2,324
2.125% due 06/30/2022	2,400	2,428
2.125% due 02/29/2024	1,500	1,524
2.125% due 07/31/2024	1,100	1,118
2.125% due 09/30/2024	3,200	3,253
2.250% due 12/31/2023	7,630	7,792
2.250% due 01/31/2024 (p)	370	378
2.250% due 10/31/2024	6,600	6,752
2.250% due 11/15/2024	2,600	2,660
2.500% due 05/15/2024	4,000	4,136
2.500% due 01/31/2025 (m)	13,800	14,306
2.625% due 01/31/2026	5,600	5,863
2.625% due 02/15/2029	450	474
2.750% due 02/15/2024	100	105

Total U.S. Treasury Obligations (Cost $69,085)		71,307

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 6.2%

American Home Mortgage Investment Trust
7.100% due 06/25/2036 þ		$6,460	$2,361

Chase Mortgage Finance Trust
4.206% due 12/25/2035 ^~		1,672	1,618

Eurosail PLC
1.739% due 06/13/2045 •	GBP	2,014	2,543

Grifonas Finance PLC
0.050% due 08/28/2039 •	EUR	1,278	1,359

HarborView Mortgage Loan Trust
2.630% due 03/19/2036 ^•		$90	85

Juno Eclipse Ltd.
0.000% due 11/20/2022 •	EUR	570	635

MASTR Adjustable Rate Mortgages Trust
2.954% due 09/25/2037 •		$11,500	5,133

OBX Trust
3.254% due 04/25/2048 •		2,070	2,072

Ripon Mortgages PLC
1.604% due 08/20/2056 •	GBP	1,172	1,487

WaMu Mortgage Pass-Through Certificates Trust
4.541% due 03/25/2033 ~		$88	91

Washington Mutual Mortgage Pass-Through Certificates Trust
3.354% due 10/25/2046 •		$3,663	2,633

Wells Fargo Mortgage-Backed Securities Trust
4.986% due 01/25/2035 ~		8	9

Total Non-Agency Mortgage-Backed Securities (Cost $20,274)			20,026

ASSET-BACKED SECURITIES 21.5%

Aegis Asset-Backed Securities Trust
2.574% due 01/25/2037 •		5,582	4,460

ALESCO Preferred Funding Ltd.
2.823% due 12/23/2034 •		508	501

Ameriquest Mortgage Securities Trust
2.744% due 04/25/2036 •		2,400	2,384

Arbor Realty Commercial Real Estate Notes Ltd.
3.384% due 08/15/2027 •		1,400	1,402

Aspen Funding Ltd.
4.184% due 07/10/2037 •		236	235

Asset-Backed Funding Certificates Trust
2.544% due 11/25/2036 •		4,922	3,305

Citigroup Mortgage Loan Trust
2.564% due 12/25/2036 •		1,987	1,353

Citigroup Mortgage Loan Trust, Inc.
2.664% due 03/25/2037 •		31	29

Countrywide Asset-Backed Certificates
2.624% due 05/25/2037 •		2,800	2,685
2.624% due 06/25/2047 •		900	874

Countrywide Asset-Backed Certificates Trust
2.934% due 05/25/2036 •		9,800	9,436

EFS Volunteer LLC
3.430% due 10/25/2035 •		1,161	1,155

First Franklin Mortgage Loan Trust
2.524% due 12/25/2036 •		825	794

Flatiron CLO Ltd.
3.748% due 01/17/2026 •		667	668

Harley Marine Financing LLC
5.682% due 05/15/2043 «		96	80

Home Equity Mortgage Loan Asset-Backed Trust
2.704% due 03/25/2036 •		5,000	4,653

HSI Asset Securitization Corp. Trust
2.514% due 12/25/2036 •		1,169	473
2.544% due 01/25/2037 •		3,841	3,065

IXIS Real Estate Capital Trust
2.554% due 01/25/2037 •		4,270	2,088

JPMorgan Mortgage Acquisition Trust
2.654% due 07/25/2036 •		2,400	2,388

Legacy Mortgage Asset Trust
4.180% due 01/28/2070 •		3,537	3,613

LP Credit Card ABS Master Trust
4.053% due 08/20/2024 •		1,195	1,184

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch Mortgage Investors Trust
2.474% due 04/25/2047 •		$6,696	$4,118

Morgan Stanley ABS Capital, Inc. Trust
2.474% due 10/25/2036 •		2,747	1,718
2.484% due 11/25/2036 •		5,903	4,219
2.674% due 03/25/2036 •		1,816	1,811

Option One Mortgage Loan Trust
2.764% due 01/25/2036 •		5,000	4,609

Saxon Asset Securities Trust
4.154% due 12/25/2037 •		1,950	1,966

SoFi Consumer Loan Program Trust
3.200% due 08/25/2027		1,149	1,153

Symphony CLO Ltd.
3.877% due 07/14/2026 •		1,684	1,684

Trapeza CDO Ltd.
2.990% due 01/25/2035 •		904	850

Total Asset-Backed Securities (Cost $61,334)			68,953

SOVEREIGN ISSUES 5.1%

Argentina Government International Bond
3.375% due 01/15/2023	EUR	100	89
3.380% due 12/31/2038 þ		306	199
3.750% due 12/31/2038 þ		$4,676	2,747
5.000% due 01/15/2027	EUR	100	83
5.250% due 01/15/2028		500	416
5.625% due 01/26/2022		$135	114
5.875% due 01/11/2028		280	214
7.820% due 12/31/2033	EUR	69	64
40.244% (BADLARPP) due 10/04/2022 ~	ARS	26	1
52.006% (BADLARPP + 2.000%) due 04/03/2022 ~(a)		24,910	505
53.892% (BADLARPP + 3.250%) due 03/01/2020 ~(a)		400	9
63.705% (ARLLMONP) due 06/21/2020 ~(a)		113,119	2,599

Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	100	123

Brazil Letras do Tesouro Nacional
0.000% due 01/01/2020 (f)	BRL	6,700	1,693

Emirate of Abu Dhabi Government International Bond
2.500% due 10/11/2022		$300	303
3.125% due 10/11/2027		300	312

Kuwait International Government Bond
2.750% due 03/20/2022		274	278
3.500% due 03/20/2027		900	959

Peru Government International Bond
5.400% due 08/12/2034	PEN	80	25
5.940% due 02/12/2029		1,763	584
6.150% due 08/12/2032		700	234
6.350% due 08/12/2028		1,629	556
6.950% due 08/12/2031		1,055	376
8.200% due 08/12/2026		1,098	414

Qatar Government International Bond
3.875% due 04/23/2023		$200	210
5.103% due 04/23/2048		200	239

Saudi Government International Bond
2.875% due 03/04/2023		200	203
4.500% due 10/26/2046		400	408
4.625% due 10/04/2047		400	415
5.000% due 04/17/2049		200	219

Turkey Government International Bond
4.625% due 03/31/2025	EUR	300	341
5.625% due 03/30/2021		$100	102
7.250% due 12/23/2023		400	414
7.625% due 04/26/2029		700	718

Venezuela Government International Bond
6.000% due 12/09/2020 ^(d)		122	33
7.000% due 03/31/2038 ^(d)		43	11
7.650% due 04/21/2025 ^(d)		105	29
8.250% due 10/13/2024 ^(d)		157	43
9.000% due 05/07/2023 ^(d)		46	13
9.250% due 09/15/2027 ^(d)		143	42
9.250% due 05/07/2028 ^(d)		83	23
11.750% due 10/21/2026 ^(d)		10	3
11.950% due 08/05/2031 ^(d)		300	87

Total Sovereign Issues (Cost $18,201)			16,450

		SHARES	MARKET VALUE (000S)
COMMON STOCKS 0.3%

COMMUNICATION SERVICES 0.2%

Clear Channel Outdoor Holdings, Inc. (e)		133,771	$631

iHeartMedia, Inc.		101	2

iHeartMedia, Inc. ‘A’ (e)		7,418	112

			745

CONSUMER DISCRETIONARY 0.1%

Caesars Entertainment Corp. (e)		21,610	255

INDUSTRIALS 0.0%

Westmoreland Mining Holdings LLC «(k)		239	3

Total Common Stocks (Cost $1,039)			1,003

WARRANTS 0.2%

COMMUNICATION SERVICES 0.2%

iHeartMedia, Inc.		48,312	727

Total Warrants (Cost $879)			727

PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%

Nationwide Building Society
10.250% ~		250	48

Total Preferred Securities (Cost $51)			48

		PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 1.7%

CERTIFICATES OF DEPOSIT 0.2%

Barclays Bank PLC
2.980% (US0003M + 0.400%) due 10/25/2019 ~		$476	477

REPURCHASE AGREEMENTS (l) 1.5%
			4,731

ARGENTINA TREASURY BILLS 0.0%
38.300% due 02/28/2020 (f)(g)	ARS	2,420	56

Total Short-Term Instruments (Cost $5,275)			5,264

Total Investments in Securities (Cost $393,538)			404,832

		SHARES
INVESTMENTS IN AFFILIATES 0.5%

SHORT-TERM INSTRUMENTS 0.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.5%

PIMCO Short-Term Floating NAV Portfolio III		151,757	1,501

Total Short-Term Instruments (Cost $1,501)			1,501

Total Investments in Affiliates (Cost $1,501)			1,501

Total Investments 126.6% (Cost $392,039)			$406,333

Financial Derivative Instruments (n)(o) 0.1% (Cost or Premiums, net $(3,647))			248

Other Assets and Liabilities, net (26.7)%			(85,398)

Net Assets 100.0%			$321,183

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	17

Schedule of Investments PIMCO Income Portfolio (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Zero coupon security.
(g)	Coupon represents a yield to maturity.
(h)	Principal amount of security is adjusted for inflation.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.

(k)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Westmoreland Mining Holdings LLC	03/26/2019	$ 1	$3	0.00%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(l)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	2.600%	06/26/2019	07/03/2019	$2,349	U.S. Treasury Notes 2.875% due 08/15/2028	$(2,355)	$2,349	$2,350
	2.750	06/25/2019	07/02/2019	1,368	U.S. Treasury Notes 2.875% due 10/31/2023	(1,367)	1,368	1,369
FICC	2.000	06/28/2019	07/01/2019	1,014	U.S. Treasury Notes 2.250% due 03/31/2021	(1,038)	1,014	1,014

Total Repurchase Agreements						$(4,760)	$4,731	$4,733

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	2.440%	06/06/2019	07/05/2019	$(3,056)	$(3,061)
IND	2.600	06/06/2019	07/18/2019	(3,609)	(3,616)

Total Reverse Repurchase Agreements					$(6,677)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(3)
U.S. Government Agencies (2.2)%
Fannie Mae UMBS, TBA	3.000%	08/01/2049	$1,000	$(1,008)	$(1,007)
	4.000	07/01/2049	6,000	(6,200)	(6,208)

Total U.S. Government Agencies				(7,208)	(7,215)

U.S. Treasury Obligations (1.2)%
U.S. Treasury Notes	2.875%	10/31/2023	1,300	(1,356)	(1,367)
U.S. Treasury Notes	2.875	08/15/2028	2,170	(2,316)	(2,354)

Total U.S. Treasury Obligations				(3,672)	(3,721)

Total Short Sales (3.4)%				$(10,880)	$(10,936)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$3,719	$(3,061)	$0	$0	$658	$(650)	$8
FICC	1,014	0	0	0	1,014	(1,038)	(24)
IND	0	(3,616)	0	0	(3,616)	3,628	12
GRE	0	0	0	0	0	(20)	(20)

Master Securities Forward Transaction Agreement
BCY	0	0	0	(3,721)	(3,721)	0	(3,721)

Total Borrowings and Other Financing Transactions	$4,733	$(6,677)	$0	$(3,721)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(6,677)	$0	$0	$(6,677)

Total Borrowings	$0	$(6,677)	$0	$0	$(6,677)

Payable for reverse repurchase agreements					$(6,677)

(m)	Securities with an aggregate market value of $6,700 have been pledged as collateral under the terms of the above master agreements as of June 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2019 was $(32,804) at a weighted average interest rate of 2.599%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for short sales includes $30 of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note September Futures	09/2019	369	$47,220	$1,187	$11	$0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	19

Schedule of Investments PIMCO Income Portfolio (Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond September Futures	09/2019	34	$(3,429)	(41)	$19	$(7)
Japan Government 10-Year Bond September Futures	09/2019	1	(1,427)	(4)	1	(1)
U.S. Treasury 5-Year Note September Futures	09/2019	122	(14,415)	(218)	0	0
United Kingdom Long Gilt September Futures	09/2019	97	(16,051)	(175)	31	0

				$(438)	$51	$(8)

Total Futures Contracts				$749	$62	$(8)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Deutsche Bank AG	1.000%	Quarterly	12/20/2019	0.597%	EUR	100	$0	$0	$0	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-32 5-Year Index	(5.000)%	Quarterly	06/20/2024	$	2,900	$(201)	$(21)	$(222)	$0	$(2)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.EM-28 5-Year Index	1.000%	Quarterly	12/20/2022	$776	$(30)	$21	$(9)	$0	$0
CDX.EM-30 5-Year Index	1.000	Quarterly	12/20/2023	3,700	(179)	74	(105)	1	0
CDX.EM-31 5-Year Index	1.000	Quarterly	06/20/2024	2,300	(79)	7	(72)	1	0
CDX.IG-31 5-Year Index	1.000	Quarterly	12/20/2023	1,400	8	24	32	1	0
CDX.IG-32 5-Year Index	1.000	Quarterly	06/20/2024	7,200	127	29	156	3	0

					$(153)	$155	$2	$6	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	3.000%	Semi-Annual	06/19/2024		$17,500	$(592)	$(437)	$(1,029)	$15	$0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026		11,200	(399)	(451)	(850)	14	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		1,300	85	(120)	(35)	2	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		6,000	(432)	(131)	(563)	11	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		3,800	(199)	(224)	(423)	23	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048		2,900	2	(495)	(493)	19	0
Receive	3-Month ZAR-JIBAR	7.250	Quarterly	09/19/2023	ZAR	22,200	(7)	(12)	(19)	0	(3)
Receive	3-Month ZAR-JIBAR	8.000	Quarterly	03/15/2024		1,300	(3)	(1)	(4)	0	0
Receive	3-Month ZAR-JIBAR	8.250	Quarterly	03/15/2024		4,800	(15)	(2)	(17)	0	(1)
Pay	3-Month ZAR-JIBAR	7.750	Quarterly	09/19/2028		21,600	0	14	14	10	0
Pay	6-Month AUD-BBR-BBSW	2.750	Semi-Annual	06/17/2026	AUD	13,870	293	636	929	0	(17)
Pay	6-Month AUD-BBR-BBSW	3.000	Semi-Annual	03/21/2027		1,090	10	83	93	0	(1)
Receive(6)	6-Month EUR-EURIBOR	0.750	Annual	09/18/2029	EUR	1,800	(16)	(98)	(114)	0	(7)
Receive(6)	6-Month EUR-EURIBOR	0.500	Annual	12/18/2029		700	(14)	(8)	(22)	0	(3)
Receive(6)	6-Month EUR-EURIBOR	1.250	Annual	09/18/2049		200	(21)	(13)	(34)	0	(2)
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2029	GBP	4,600	(33)	(218)	(251)	4	0
Receive	6-Month JPY-LIBOR	0.354	Semi-Annual	01/18/2028	JPY	90,000	0	(29)	(29)	0	(1)
Receive	6-Month JPY-LIBOR	0.354	Semi-Annual	02/16/2028		50,000	0	(16)	(16)	0	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		310,000	21	(105)	(84)	0	(2)
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		5,356,000	(242)	(1,960)	(2,202)	0	(47)
Receive	6-Month JPY-LIBOR	0.415	Semi-Annual	03/25/2029		50,000	0	(19)	(19)	0	(1)
Receive	6-Month JPY-LIBOR	0.400	Semi-Annual	03/27/2029		90,000	0	(33)	(33)	0	(1)
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/29/2029		90,000	(3)	(34)	(37)	0	(1)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	28-Day MXN-TIIE	5.095%	Lunar	02/05/2021	MXN	25,500	$(28)	$(24)	$(52)	$4	$0
Pay	28-Day MXN-TIIE	5.615	Lunar	05/21/2021		14,500	0	(26)	(26)	3	0
Pay	28-Day MXN-TIIE	5.680	Lunar	05/28/2021		14,900	0	(26)	(26)	3	0
Pay	28-Day MXN-TIIE	5.610	Lunar	07/07/2021		2,000	(5)	1	(4)	0	0
Pay	28-Day MXN-TIIE	5.900	Lunar	07/20/2021		19,600	2	(34)	(32)	4	0
Pay	28-Day MXN-TIIE	6.750	Lunar	08/31/2021		4,300	(3)	0	(3)	1	0
Pay	28-Day MXN-TIIE	5.798	Lunar	09/06/2021		10,200	(33)	14	(19)	2	0
Pay	28-Day MXN-TIIE	7.350	Lunar	11/17/2021		1,200	0	0	0	0	0
Pay	28-Day MXN-TIIE	7.388	Lunar	11/17/2021		900	0	0	0	0	0
Pay	28-Day MXN-TIIE	7.199	Lunar	12/03/2021		1,200	0	0	0	0	0
Pay	28-Day MXN-TIIE	7.538	Lunar	02/23/2022		4,400	0	1	1	1	0
Pay	28-Day MXN-TIIE	5.850	Lunar	05/02/2022		1,900	1	(5)	(4)	1	0
Pay	28-Day MXN-TIIE	7.875	Lunar	12/16/2022		1,800	0	2	2	1	0
Pay	28-Day MXN-TIIE	7.865	Lunar	12/27/2022		3,400	0	3	3	1	0
Pay	28-Day MXN-TIIE	7.880	Lunar	12/27/2022		42,200	19	22	41	13	0
Pay	28-Day MXN-TIIE	7.640	Lunar	01/03/2023		1,000	0	1	1	0	0
Pay	28-Day MXN-TIIE	7.745	Lunar	01/05/2023		1,700	0	1	1	1	0
Pay	28-Day MXN-TIIE	7.610	Lunar	01/23/2023		9,500	(3)	8	5	3	0
Pay	28-Day MXN-TIIE	7.805	Lunar	02/06/2023		3,800	0	3	3	1	0
Pay	28-Day MXN-TIIE	7.820	Lunar	02/06/2023		3,900	(1)	4	3	1	0
Pay	28-Day MXN-TIIE	7.700	Lunar	05/02/2023		2,500	(1)	3	2	1	0
Pay	28-Day MXN-TIIE	5.795	Lunar	06/02/2023		2,900	0	(8)	(8)	1	0
Pay	28-Day MXN-TIIE	6.350	Lunar	09/01/2023		900	0	(2)	(2)	0	0
Pay	28-Day MXN-TIIE	5.950	Lunar	01/30/2026		3,000	(18)	6	(12)	1	0
Pay	28-Day MXN-TIIE	6.080	Lunar	03/10/2026		12,400	(43)	(3)	(46)	5	0
Pay	28-Day MXN-TIIE	6.490	Lunar	09/08/2026		3,800	2	(12)	(10)	1	0
Pay	28-Day MXN-TIIE	7.380	Lunar	11/04/2026		200	0	0	0	0	0
Pay	28-Day MXN-TIIE	7.865	Lunar	02/02/2027		9,000	13	(1)	12	4	0
Pay	28-Day MXN-TIIE	8.010	Lunar	02/04/2027		2,900	0	5	5	1	0
Pay	28-Day MXN-TIIE	7.818	Lunar	02/17/2027		5,200	0	7	7	2	0
Pay	28-Day MXN-TIIE	7.150	Lunar	06/11/2027		26,500	(3)	(22)	(25)	10	0
Pay	28-Day MXN-TIIE	7.200	Lunar	06/11/2027		2,900	1	(3)	(2)	1	0
Pay	28-Day MXN-TIIE	7.370	Lunar	10/11/2027		7,300	0	(3)	(3)	3	0
Receive	28-Day MXN-TIIE	7.984	Lunar	12/10/2027		3,300	0	(6)	(6)	0	(1)
Receive	28-Day MXN-TIIE	7.990	Lunar	12/21/2027		100	0	0	0	0	0
Receive	28-Day MXN-TIIE	8.005	Lunar	12/21/2027		18,900	(10)	(24)	(34)	0	(8)
Receive	28-Day MXN-TIIE	8.030	Lunar	01/31/2028		300	0	(1)	(1)	0	0
Receive	28-Day MXN-TIIE	8.050	Lunar	01/31/2028		2,100	1	(5)	(4)	0	(1)
Pay	28-Day MXN-TIIE	7.480	Lunar	06/18/2037		1,500	0	(3)	(3)	1	0
Receive	28-Day MXN-TIIE	7.380	Lunar	08/14/2037		400	2	(1)	1	0	0
Pay	28-Day MXN-TIIE	7.360	Lunar	08/21/2037		1,500	0	(4)	(4)	1	0
Receive	28-Day MXN-TIIE	8.103	Lunar	01/04/2038		3,100	3	(7)	(4)	0	(2)

							$(1,669)	$(3,812)	$(5,481)	$170	$(99)

Total Swap Agreements							$(2,023)	$(3,678)	$(5,701)	$176	$(101)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$62	$176	$238	$0	$(8)	$(101)	$(109)

Cash of $3,137 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	21

Schedule of Investments PIMCO Income Portfolio (Cont.)

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received	Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2019	JPY	63,700		$592	$1	$0
	07/2019		$5,245	AUD	7,510	28	0
	08/2019	AUD	7,510		$5,250	0	(28)
	08/2019		$4,440	RUB	291,689	146	0

BPS	07/2019	TRY	4,491		$776	1	0
	07/2019		$32	ARS	1,604	4	0
	07/2019		13,833	GBP	10,906	17	0
	07/2019		776	TRY	4,516	0	(1)
	08/2019	ARS	12,795		$287	2	0
	08/2019	EUR	90		103	0	0
	08/2019	GBP	10,906		13,854	0	(18)
	08/2019		$207	MXN	4,067	3	0
	01/2020	BRL	6,700		$1,748	32	0

CBK	07/2019	AUD	7,969		5,517	0	(78)
	07/2019	JPY	274,575		2,520	0	(26)
	07/2019		$17,957	EUR	15,800	10	0
	07/2019		687	GBP	542	1	0
	08/2019	EUR	15,800		$18,003	0	(10)
	08/2019	MXN	4,067		207	0	(3)
	08/2019		$112	MXN	2,146	0	(1)
	09/2019	PEN	44		$13	0	0

GLM	07/2019	EUR	15,800		17,632	0	(334)
	07/2019		$26	ARS	1,237	2	0
	07/2019		1,779	RUB	118,099	86	0
	08/2019		1,122		73,865	37	0

HUS	07/2019		131	ARS	6,508	17	0
	07/2019		3,143	JPY	338,275	0	(6)
	08/2019	JPY	338,275		$3,151	6	0
	08/2019	PEN	33		10	0	0
	10/2019		$2,819	MXN	55,226	11	0

MYI	08/2019	NZD	4,044		$2,667	0	(52)

SCX	07/2019	GBP	10,906		13,804	0	(46)
	07/2019		$998	TRY	5,924	25	0

TOR	07/2019		320	AUD	459	3	0

Total Forward Foreign Currency Contracts						$432	$(603)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900%	08/21/2019	400	$ (1)	$ 0

BPS	Put - OTC CDX.IG-32 5-Year Index	Sell	1.000	09/18/2019	2,600	(3)	(1)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	1.000	08/21/2019	100	0	0

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Put - OTC CDX.HY-32 5-Year Index	Sell	99.000%	10/16/2019	900	$ (3)	$ (1)
	Put - OTC CDX.HY-32 5-Year Index	Sell	97.000	11/20/2019	900	(4)	(2)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	1.000	08/21/2019	1,100	(1)	0
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	1.000	09/18/2019	400	(1)	0

CBK	Put - OTC CDX.HY-32 5-Year Index	Sell	93.000	10/16/2019	1,800	(3)	(1)
	Put - OTC CDX.HY-32 5-Year Index	Sell	94.000	10/16/2019	1,400	(3)	(1)
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.850	08/21/2019	3,400	(3)	(1)
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950	08/21/2019	1,100	(1)	0

CKL	Put - OTC iTraxx Europe 31 5-Year Index	Sell	1.050	09/18/2019	400	(1)	0

FBF	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	08/21/2019	500	(1)	0
	Put - OTC CDX.IG-32 5-Year Index	Sell	1.050	09/18/2019	200	0	0

GST	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400	09/18/2019	700	(1)	0
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	08/21/2019	1,400	(1)	0
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950	09/18/2019	200	0	0
	Put - OTC CDX.IG-32 5-Year Index	Sell	2.900	06/17/2020	2,800	(3)	(1)
	Put - OTC iTraxx Europe 30 5-Year Index	Sell	2.400	09/18/2019	700	(1)	0
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	1.000	09/18/2019	1,600	(3)	0
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	3.000	06/17/2020	3,000	(3)	(1)

MYC	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	08/21/2019	400	0	0

Total Written Options						$(37)	$(9)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
BOA	Mexico Government International Bond	1.000%	Quarterly	06/20/2022	0.654%	$	100	$(2)	$3	$1	$0
	South Africa Government International Bond	1.000	Quarterly	06/20/2023	1.389		600	(36)	28	0	(8)

BPS	Brazil Government International Bond	1.000	Quarterly	06/20/2022	0.981		100	(6)	6	0	0
	Brazil Government International Bond	1.000	Quarterly	12/20/2022	1.098		900	(40)	37	0	(3)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	0.861		100	(15)	15	0	0

BRC	Qatar Government International Bond	1.000	Quarterly	12/20/2022	0.413		200	1	3	4	0
	Russia Government International Bond	1.000	Quarterly	12/20/2021	0.731		550	(15)	19	4	0

CBK	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	9.982		12	0	(2)	0	(2)
	Brazil Government International Bond	1.000	Quarterly	12/20/2022	1.098		3,000	(116)	107	0	(9)
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.496		600	(20)	6	0	(14)
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	0.912		100	(1)	2	1	0
	Deutsche Bank AG	1.000	Quarterly	12/20/2023	3.062	EUR	100	(15)	5	0	(10)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.110	$	100	(2)	2	0	0

GST	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.496		500	(16)	5	0	(11)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.002		500	(9)	9	0	0
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2021	0.632		460	(86)	90	4	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	0.861		600	(94)	96	2	0
	Russia Government International Bond	1.000	Quarterly	12/20/2022	0.880		4,660	(102)	122	20	0

MYC	South Africa Government International Bond	1.000	Quarterly	12/20/2022	1.280		1,200	(25)	14	0	(11)
	Turkey Government International Bond	1.000	Quarterly	06/20/2024	3.950		600	(96)	20	0	(76)

NGF	South Africa Government International Bond	1.000	Quarterly	12/20/2023	1.547		300	(15)	8	0	(7)

								$(710)	$595	$36	$(151)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	23

Schedule of Investments PIMCO Income Portfolio (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
FBF	CMBX.NA.AAA.12 Index	0.500%	Monthly	08/17/2061	$	775	$(5)	$4	$0	$(1)

GST	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		11,700	(255)	349	94	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		11,500	(594)	712	118	0

SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		1,625	1	12	13	0
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		9,000	(39)	25	0	(14)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		2,393	22	(2)	20	0

							$(870)	$1,100	$245	$(15)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealiz ed Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BRC	Receive	iBoxx USD Liquid High Yield Index	N/A	2.387% (3-Month USD-LIBOR)	Maturity	12/20/2019	$	100	$(1)	$2	$1	$0

CBK	Receive	iBoxx USD Liquid High Yield Index	N/A	2.387% (3-Month USD-LIBOR)	Maturity	09/20/2019		200	(1)	13	12	0

FBF	Receive	iBoxx USD Liquid High Yield Index	N/A	2.387% (3-Month USD-LIBOR)	Maturity	12/20/2019		100	0	10	10	0

GST	Receive	iBoxx USD Liquid High Yield Index	N/A	2.387% (3-Month USD-LIBOR)	Maturity	09/20/2019		2,100	(5)	166	161	0
	Receive	iBoxx USD Liquid High Yield Index	N/A	2.387% (3-Month USD-LIBOR)	Maturity	12/20/2019		100	0	0	0	0

									$(7)	$191	$184	$0

Total Swap Agreements									$(1,587)	$1,886	$465	$(166)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$175	$0	$1	$176	$(28)	$0	$(8)	$(36)	$140	$0	$140
BPS	59	0	0	59	(19)	(1)	(3)	(23)	36	0	36
BRC	0	0	9	9	0	(3)	0	(3)	6	0	6
CBK	11	0	13	24	(118)	(3)	(35)	(156)	(132)	0	(132)
FBF	0	0	10	10	0	0	(1)	(1)	9	0	9
GLM	125	0	0	125	(334)	0	0	(334)	(209)	1	(208)
GST	0	0	399	399	0	(2)	(11)	(13)	386	(260)	126
HUS	34	0	0	34	(6)	0	0	(6)	28	0	28
MYC	0	0	0	0	0	0	(87)	(87)	(87)	0	(87)
MYI	0	0	0	0	(52)	0	0	(52)	(52)	0	(52)
NGF	0	0	0	0	0	0	(7)	(7)	(7)	0	(7)
SAL	0	0	33	33	0	0	(14)	(14)	19	0	19
SCX	25	0	0	25	(46)	0	0	(46)	(21)	0	(21)
TOR	3	0	0	3	0	0	0	0	3	0	3

Total Over the Counter	$432	$0	$465	$897	$(603)	$(9)	$(166)	$(778)

(p)

Securities with an aggregate market value of $1 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Portfolio receives payments for any positive net return on the underlying reference. The Portfolio makes payments for any negative net return on such underlying reference. Pay represents that the Portfolio receives payments for any negative net return on the underlying reference. The Portfolio makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$62	$62
Swap Agreements	0	6	0	0	170	176

	$0	$6	$0	$0	$232	$238

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$432	$0	$432
Swap Agreements	0	281	0	0	184	465

	$0	$281	$0	$432	$184	$897

	$0	$287	$0	$432	$416	$1,135

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$8	$8
Swap Agreements	0	2	0	0	99	101

	$0	$2	$0	$0	$107	$109

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$603	$0	$603
Written Options	0	9	0	0	0	9
Swap Agreements	0	166	0	0	0	166

	$0	$175	$0	$603	$0	$778

	$0	$177	$0	$603	$107	$887

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,300	$1,300
Swap Agreements	0	166	0	0	(259)	(93)

	$0	$166	$0	$0	$1,041	$1,207

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,414	$0	$2,414
Written Options	0	80	0	0	2	82
Swap Agreements	0	212	0	0	10	222

	$0	$292	$0	$2,414	$12	$2,718

	$0	$458	$0	$2,414	$1,053	$3,925

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	25

Schedule of Investments PIMCO Income Portfolio (Cont.)

June 30, 2019 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(351)	$(351)
Swap Agreements	0	(303)	0	0	(2,214)	(2,517)

	$0	$(303)	$0	$0	$(2,565)	$(2,868)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(761)	$0	$(761)
Written Options	0	45	0	0	7	52
Swap Agreements	0	752	0	0	189	941

	$0	$797	$0	$(761)	$196	$232

	$0	$494	$0	$(761)	$(2,369)	$(2,636)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$9,435	$2,192	$11,627
Corporate Bonds & Notes
Banking & Finance	0	59,515	0	59,515
Industrials	0	41,797	0	41,797
Utilities	0	14,060	0	14,060
Convertible Bonds & Notes
Industrials	0	179	0	179
Municipal Bonds & Notes
Illinois	0	444	0	444
Puerto Rico	0	142	0	142
U.S. Government Agencies	6,005	87,285	0	93,290
U.S. Treasury Obligations	0	71,307	0	71,307
Non-Agency Mortgage-Backed Securities	0	20,026	0	20,026
Asset-Backed Securities	0	68,873	80	68,953
Sovereign Issues	0	16,450	0	16,450
Common Stocks
Communication Services	743	2	0	745
Consumer Discretionary	255	0	0	255
Industrials	0	0	3	3
Warrants
Communication Services	0	727	0	727
Preferred Securities
Banking & Finance	0	48	0	48
Short-Term Instruments
Certificates of Deposit	0	477	0	477
Repurchase Agreements	0	4,731	0	4,731
Argentina Treasury Bills	0	56	0	56

	$7,003	$395,554	$2,275	$404,832

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,501	$0	$0	$1,501

Total Investments	$8,504	$395,554	$2,275	$406,333

Short Sales, at Value - Liabilities
U.S. Government Agencies	0	(7,215)	0	(7,215)
U.S. Treasury Obligations	0	(3,721)	0	(3,721)

	$0	$(10,936)	$0	$(10,936)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	62	176	0	238
Over the counter	0	897	0	897

	$62	$1,073	$0	$1,135

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(8)	(101)	0	(109)
Over the counter	0	(778)	0	(778)

	$(8)	$(879)	$0	$(887)

Total Financial Derivative Instruments	$54	$194	$0	$248

Totals	$8,558	$384,812	$2,275	$395,645

There were no significant transfers into or out of Level 3 during the period ended June 30, 2019.

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2019 (Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Income Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

SEMIANNUAL REPORT	JUNE 30, 2019	27

Notes to Financial Statements (Cont.)

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification (“ASC”) 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2019 (Unaudited)

value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be

SEMIANNUAL REPORT	JUNE 30, 2019	29

Notes to Financial Statements (Cont.)

valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2019 (Unaudited)

quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices,

indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management

SEMIANNUAL REPORT	JUNE 30, 2019	31

Notes to Financial Statements (Cont.)

activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2019 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$5,549	$70,152	$(74,200)	$1	$(1)	$1,501	$52	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Bank Obligations  in which the Portfolio may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Portfolio deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

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Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of

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Notes to Financial Statements (Cont.)

the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio at June 30, 2019, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of

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an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Portfolio to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

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Notes to Financial Statements (Cont.)

(d) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently

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marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater

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Notes to Financial Statements (Cont.)

or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit

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default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include:

(i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and

SEMIANNUAL REPORT	JUNE 30, 2019	39

Notes to Financial Statements (Cont.)

improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

40	PIMCO VARIABLE INSURANCE TRUST

June 30, 2019 (Unaudited)

Leveraging Risk is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

Distribution Rate Risk is the risk that the Portfolio’s distribution rate may change unexpectedly as a result of numerous factors, including changes in realized and projected market returns, fluctuations in market interest rates, Portfolio performance and other factors.

Contingent Convertible Securities Risk is the risk of investing in contingent convertible securities, including the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy related event as a result of holding subordinated debt, the risk of the Portfolio’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Portfolio.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of

SEMIANNUAL REPORT	JUNE 30, 2019	41

Notes to Financial Statements (Cont.)

forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Class M	Administrative Class	Advisor Class
0.25%	0.40%	0.40%*	0.40%	0.40%

*	This particular share class has been registered with the SEC, but has not yet launched.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class and Class M shares. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

42	PIMCO VARIABLE INSURANCE TRUST

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	Distribution Fee	Servicing Fee

Class M*	0.25%	0.20%

Administrative Class	—	0.15%

Advisor Class	0.25%	—

*	This particular share class has been registered with the SEC, but has not yet launched.

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percent of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. The total recoverable amounts to PIMCO at June 30, 2019, were as follows (amounts in thousands†):

Expiring Within

12 months	13-24 months	25-36 months	Total

$51	$6	$6	$63

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended June 30, 2019, were as follows (amounts in thousands†):

Purchases	Sales

$2,849	$118

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods

SEMIANNUAL REPORT	JUNE 30, 2019	43

Notes to Financial Statements (Cont.)

of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$482,624	$443,293	$26,442	$14,078

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2019		Year Ended 12/31/2018

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	1	$0	128	$1,347

Administrative Class	2,815	29,897	4,176	44,020

Advisor Class	1,279	13,582	2,797	29,529
Issued as reinvestment of distributions

Institutional Class	2	26	2	22

Administrative Class	180	1,924	312	3,271

Advisor Class	301	3,207	645	6,765
Cost of shares redeemed

Institutional Class	0	0	0	0

Administrative Class	(707)	(7,490)	(3,186)	(33,836)

Advisor Class	(1,137)	(12,029)	(1,800)	(18,973)

Net increase (decrease) resulting from Portfolio share transactions	2,734	$29,117	3,074	$32,145

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2019, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 76% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2019, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

44	PIMCO VARIABLE INSURANCE TRUST

June 30, 2019 (Unaudited)

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2018, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Income Portfolio	$841	$144

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$381,077	$19,558	$(9,875)	$9,683

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2019	45

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BCY	Barclays Capital, Inc.	FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.

BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	MYI	Morgan Stanley & Co. International PLC

BOS	Merrill Lynch, Pierce, Fenner & Smith, Inc.	GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.

BPS	BNP Paribas S.A.	GRE	RBS Securities, Inc.	SAL	Citigroup Global Markets, Inc.

BRC	Barclays Bank PLC	GST	Goldman Sachs International	SCX	Standard Chartered Bank

CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	TOR	Toronto Dominion Bank

CKL	Citibank N.A. London	IND	Crédit Agricole Corporate and Investment Bank S.A.	UBS	UBS Securities LLC

Currency Abbreviations:

ARS	Argentine Peso	JPY	Japanese Yen	RUB	Russian Ruble

AUD	Australian Dollar	MXN	Mexican Peso	TRY	Turkish New Lira

BRL	Brazilian Real	NZD	New Zealand Dollar	USD (or $)	United States Dollar

EUR	Euro	PEN	Peruvian New Sol	ZAR	South African Rand

GBP	British Pound

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

ARLLMONP	Argentina Blended Policy Rate	CDX.HY	Credit Derivatives Index - High Yield	CMBX	Commercial Mortgage-Backed Index

BADLARPP	Argentina Badlar Floating Rate Notes	CDX.IG	Credit Derivatives Index - Investment Grade	US0003M	3 Month USD Swap Rate

CDX.EM	Credit Derivatives Index - Emerging Markets

Other Abbreviations:

ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced

BABs	Build America Bonds	JIBAR	Johannesburg Interbank Agreed Rate	TBD	To-Be-Determined

BBR	Bank Bill Rate	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding

BBSW	Bank Bill Swap Reference Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

CDO	Collateralized Debt Obligation	PIK	Payment-in-Kind	UMBS	Uniform Mortgage-Backed Security

CLO	Collateralized Loan Obligation

46	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT20SAR_063019

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2019

PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

*	Prior to July 30, 2018, the PIMCO International Bond Portfolio (U.S. Dollar-Hedged) was named the PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged).

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2019

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.2% during the fourth quarter of 2018. For the first quarter of 2019, GDP growth rose to an annual pace of 3.1%. Finally, the Commerce Department’s initial reading for second quarter 2019 GDP, released after the reporting period ended, showed that the U.S. economy grew at a 2.1% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” With its December 2018 rate hike, the Fed increased the federal funds rate to a range between 2.25% and 2.50%. However, at its meeting in January 2019, the Fed tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” This stance was partially attributed to trade tensions and signs of slowing global growth, including weakening manufacturing data. Finally, at its meeting that concluded on July 31, 2019, after the reporting period ended, the Fed lowered the federal funds rate to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008.

Growth outside the U.S. continued, but the pace generally moderated. According to the International Monetary Fund (“IMF”), global growth is projected to be 3.3% in 2019, versus 3.6% in 2018. From a regional perspective, the U.S. economy is expected to expand 2.3% in 2019, compared to 2.9% in the prior year. Elsewhere, the IMF anticipates 2019 GDP growth in the eurozone, UK and Japan will be 1.3%, 1.2% and 1.0%, respectively. For comparison purposes, these economies expanded 1.8%, 1.4% and 0.8%, respectively, in 2018.

Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies. The ECB ended its quantitative easing program in December 2018 and indicated that it does not expect to raise interest rates, “at least through the first half of 2020.” Meanwhile, the Bank of England kept rates on hold for the reporting period.

Both short- and long-term U.S. Treasury yields declined. In our view, falling rates were partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the two-year U.S. Treasury note was 1.75% at the end of the reporting period, compared to 2.48% on December 31, 2018. Meanwhile, the yield on the benchmark 10-year U.S. Treasury note was 2.00% at the end of the reporting period, versus 2.69% on December 31, 2018. The Bloomberg Barclays Global Treasury Index (USD hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 5.52%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD hedged), a widely used index of global investment grade credit bonds, returned 8.22%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD hedged), a widely used index of below investment grade bonds, returned 10.05%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD hedged), returned 10.60%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 8.72%.

Global equities also produced strong results. Despite periods of volatility, U.S. equities moved sharply higher. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations and a more accommodative Fed. All told, U.S. equities, as represented by the S&P 500 Index, returned 18.54%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 10.59%, whereas global equities, as

2	PIMCO VARIABLE INSURANCE TRUST

represented by the MSCI World Index, returned 16.98%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 7.53%, and European equities, as represented by the MSCI Europe Index (in EUR), returned 16.24%.

Commodity prices fluctuated and largely moved higher. When the reporting period began, Brent crude oil was approximately $54 a barrel, but by the end, it was roughly $67 a barrel. Elsewhere, gold and copper prices also rose.

Finally, there were periods of volatility in the foreign exchange markets, due in part to signs of moderating global growth and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar strengthened against a number of other major currencies. For example, the U.S. dollar returned 0.82% and 0.45% versus the euro and British pound, respectively. However, the U.S. dollar fell 1.71% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2019	3

Important Information About the PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of interest rate risk, especially as the Federal Reserve Board ended its quantitative easing program in October 2014 and raised interest rates several times thereafter before lowering them in July 2019. Interest rates may change in the future depending upon the Federal Reserve Board’s view of economic growth, inflation, employment and other market factors. To the extent the Federal Reserve Board raises interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

With respect to certain securities, the Portfolio may make different asset class, sector or geographical classifications for the purpose of monitoring compliance with investment guidelines than the classifications disclosed in this report.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The Portfolio may have significant exposure to issuers in the United Kingdom. The United Kingdom’s decision to leave the European Union may impact Portfolio returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests are not known.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and

4	PIMCO VARIABLE INSURANCE TRUST

after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the

Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	02/16/99	04/10/00	02/16/99	04/30/14	Non-diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment

Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-PORT. The Portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov and are available without charge, upon request by calling the Portfolio at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Portfolio filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

SEMIANNUAL REPORT	JUNE 30, 2019	5

PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

Cumulative Returns Through June 30, 2019

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Geographic Breakdown as of 06/30/2019†§

United States‡	43.3%

Japan	10.8%

United Kingdom	8.2%

Spain	4.0%

Denmark	3.6%

Sweden	3.3%

Cayman Islands	3.0%

China	2.9%

Italy	2.5%

France	2.3%

Germany	2.2%

Canada	1.8%

South Korea	1.7%

Netherlands	1.4%

Qatar	1.4%

Saudi Arabia	1.2%

Ireland	1.2%

Other	4.8%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments and short-term instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO International Bond Portfolio (U.S. Dollar-Hedged) Institutional Class	5.71%	6.36%	4.74%	6.43%	5.73%
PIMCO International Bond Portfolio (U.S. Dollar-Hedged) Administrative Class	5.64%	6.20%	4.58%	6.27%	5.33%
PIMCO International Bond Portfolio (U.S. Dollar-Hedged) Advisor Class	5.58%	6.10%	4.48%	—	4.65%
Bloomberg Barclays Global Aggregate ex-USD (USD Hedged) Index±	5.79%	7.61%	4.43%	4.44%	4.68%♦

All Portfolio returns are net of fees and expenses.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 02/28/1999.

± Bloomberg Barclays Global Aggregate ex-USD (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The major components of this index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds and Canadian Government securities

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.81% for Institutional Class shares, 0.96% for Administrative Class shares, and 1.06% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO International Bond Portfolio (U.S. Dollar-Hedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three non-U.S. countries. The Portfolio’s investments in Fixed Income Instruments may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Overweight exposure to core eurozone duration contributed to relative performance, as core eurozone yields — as shown by the euro swaps curve — fell.

»	Overweight exposure to duration in the United States contributed to relative performance, as yields fell.

»

Holdings of emerging market external debt contributed to relative performance, as spreads tightened. The JP Morgan Emerging Market Bond Index, which generally tracks the spread of emerging market external debt, fell.

»	Underweight exposure to duration in peripheral eurozone countries, specifically Italy, detracted from relative performance, as yields fell.

»	Underweight exposure to duration in the United Kingdom and Japan detracted from relative performance, as yields fell.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2019 to June 30, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During Period*	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,057.20	$4.11	$1,000.00	$1,020.66	$4.04	0.81%
Administrative Class	1,000.00	1,056.40	4.87	1,000.00	1,019.92	4.78	0.96
Advisor Class	1,000.00	1,055.90	5.37	1,000.00	1,019.43	5.28	1.06

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	JUNE 30, 2019	7

Financial Highlights PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total
Institutional Class

01/01/2019 - 06/30/2019+	$10.84	$0.11	$0.51	$0.62	$(0.11)	$(0.08)	$(0.19)

12/31/2018	10.79	0.20	0.05	0.25	(0.16)	(0.04)	(0.20)

12/31/2017	11.02	0.15	0.17	0.32	(0.55)	0.00	(0.55)

12/31/2016	10.54	0.16	0.54	0.70	(0.18)	(0.04)	(0.22)

12/31/2015	10.90	0.13	(0.09)	0.04	(0.35)	(0.05)	(0.40)

12/31/2014	10.05	0.21	0.92	1.13	(0.21)	(0.07)	(0.28)
Administrative Class

01/01/2019 - 06/30/2019+	10.84	0.10	0.51	0.61	(0.10)	(0.08)	(0.18)

12/31/2018	10.79	0.18	0.05	0.23	(0.14)	(0.04)	(0.18)

12/31/2017	11.02	0.13	0.17	0.30	(0.53)	0.00	(0.53)

12/31/2016	10.54	0.14	0.54	0.68	(0.16)	(0.04)	(0.20)

12/31/2015	10.90	0.10	(0.07)	0.03	(0.34)	(0.05)	(0.39)

12/31/2014	10.05	0.18	0.93	1.11	(0.19)	(0.07)	(0.26)
Advisor Class

01/01/2019 - 06/30/2019+	10.84	0.10	0.51	0.61	(0.10)	(0.08)	(0.18)

12/31/2018	10.79	0.17	0.05	0.22	(0.13)	(0.04)	(0.17)

12/31/2017	11.02	0.12	0.17	0.29	(0.52)	0.00	(0.52)

12/31/2016	10.54	0.13	0.54	0.67	(0.15)	(0.04)	(0.19)

12/31/2015	10.90	0.10	(0.08)	0.02	(0.33)	(0.05)	(0.38)

04/30//2014 - 12/31/2014	10.34	0.13	0.62	0.75	(0.12)	(0.07)	(0.19)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.27	5.71%	$8,398	0.81	%*	0.81	%*	0.75	%*	0.75	%*	2.06	%*	117%

10.84	2.27	7,483	0.81		0.81		0.75		0.75		1.85		185

10.79	2.92	6,705	0.78		0.78		0.75		0.75		1.37		158

11.02	6.63	5,045	0.78		0.78		0.75		0.75		1.46		330

10.54	0.44	3,001	0.75		0.75		0.75		0.75		1.15		302

10.90	11.32	879	0.76		0.76		0.75		0.75		1.99		176

11.27	5.64	85,246	0.96	*	0.96	*	0.90	*	0.90	*	1.91	*	117

10.84	2.12	78,640	0.96		0.96		0.90		0.90		1.70		185

10.79	2.76	76,989	0.93		0.93		0.90		0.90		1.21		158

11.02	6.48	64,537	0.93		0.93		0.90		0.90		1.31		330

10.54	0.29	73,278	0.90		0.90		0.90		0.90		0.90		302

10.90	11.16	89,343	0.91		0.91		0.90		0.90		1.73		176

11.27	5.58	470,128	1.06	*	1.06	*	1.00	*	1.00	*	1.80	*	117

10.84	2.02	444,881	1.06		1.06		1.00		1.00		1.59		185

10.79	2.66	431,545	1.03		1.03		1.00		1.00		1.11		158

11.02	6.37	341,567	1.03		1.03		1.00		1.00		1.21		330

10.54	0.19	221,379	1.00		1.00		1.00		1.00		0.90		302

10.90	7.31	69,716	1.01	*	1.01	*	1.00	*	1.00	*	1.79	*	176

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	9

Statement of Assets and Liabilities PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

June 30, 2019 (Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$667,977
Investments in Affiliates	29,045
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,149
Over the counter	2,468
Cash	1
Deposits with counterparty	2,515
Foreign currency, at value	3,422
Receivable for investments sold	13,522
Receivable for TBA investments sold	104,274
Receivable for Portfolio shares sold	308
Interest and/or dividends receivable	3,358
Dividends receivable from Affiliates	74
Other assets	1
Total Assets	828,114

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$25,664
Payable for sale-buyback transactions	1,070
Payable for short sales	9,636
Financial Derivative Instruments
Exchange-traded or centrally cleared	324
Over the counter	6,023
Payable for investments purchased	20,466
Payable for investments in Affiliates purchased	74
Payable for TBA investments purchased	199,651
Deposits from counterparty	972
Payable for Portfolio shares redeemed	36
Accrued investment advisory fees	107
Accrued supervisory and administrative fees	215
Accrued distribution fees	89
Accrued servicing fees	10
Other liabilities	5
Total Liabilities	264,342

Net Assets	$563,772

Net Assets Consist of:

Paid in capital	$539,532
Distributable earnings (accumulated loss)	24,240

Net Assets	$563,772

Net Assets:

Institutional Class	$8,398
Administrative Class	85,246
Advisor Class	470,128

Shares Issued and Outstanding:

Institutional Class	745
Administrative Class	7,567
Advisor Class	41,734

Net Asset Value Per Share Outstanding:

Institutional Class	$11.27
Administrative Class	11.27
Advisor Class	11.27

Cost of investments in securities	$651,260
Cost of investments in Affiliates	$29,142
Cost of foreign currency held	$3,432
Proceeds received on short sales	$9,380
Cost or premiums of financial derivative instruments, net	$5,687

* Includes repurchase agreements of:	$1,061

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands†)	Six Months Ended June 30, 2019 (Unaudited)

Investment Income:

Interest, net of foreign taxes*	$7,223
Dividends	7
Dividends from Investments in Affiliates	461
Total Income	7,691

Expenses:

Investment advisory fees	672
Supervisory and administrative fees	1,343
Servicing fees - Administrative Class	61
Distribution and/or servicing fees - Advisor Class	560
Trustee fees	4
Interest expense	154
Miscellaneous expense	1
Total Expenses	2,795

Net Investment Income (Loss)	4,896

Net Realized Gain (Loss):

Investments in securities	1,262
Investments in Affiliates	(5)
Exchange-traded or centrally cleared financial derivative instruments	6,733
Over the counter financial derivative instruments	7,216
Short sales	(891)
Foreign currency	(3,578)

Net Realized Gain (Loss)	10,737

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	19,193
Investments in Affiliates	9
Exchange-traded or centrally cleared financial derivative instruments	(4,956)
Over the counter financial derivative instruments	(293)
Short sales	(309)
Foreign currency assets and liabilities	294

Net Change in Unrealized Appreciation (Depreciation)	13,938

Net Increase (Decrease) in Net Assets Resulting from Operations	$29,571

* Foreign tax withholdings	$4

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	11

Statements of Changes in Net Assets PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands†)	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$4,896	$8,604
Net realized gain (loss)	10,737	19,859
Net change in unrealized appreciation (depreciation)	13,938	(17,696)

Net Increase (Decrease) in Net Assets Resulting from Operations	29,571	10,767

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(135)	(130)
Administrative Class	(1,346)	(1,265)
Advisor Class	(7,133)	(6,925)

Total Distributions(a)	(8,614)	(8,320)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	11,811	13,318

Total Increase (Decrease) in Net Assets	32,768	15,765

Net Assets:

Beginning of period	531,004	515,239
End of period	$563,772	$531,004

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

June 30, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 118.5%

ARGENTINA 0.1%

SOVEREIGN ISSUES 0.1%

Argentina Government International Bond
3.375% due 01/15/2023	EUR	200	$178
52.006% (BADLARPP + 2.000%) due 04/03/2022 ~(a)	ARS	8,070	164
63.705% due 06/21/2020 ~(a)		15,250	350

Total Argentina (Cost $1,390)			692

AUSTRALIA 0.2%

ASSET-BACKED SECURITIES 0.1%

Driver Australia Trust
2.810% due 07/21/2026	AUD	585	410

CORPORATE BONDS & NOTES 0.1%

Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023		$300	313

SOVEREIGN ISSUES 0.0%

New South Wales Treasury Corp.
2.750% due 11/20/2025 (f)	AUD	131	107

Total Australia (Cost $892)			830

BRAZIL 0.5%

CORPORATE BONDS & NOTES 0.5%

Petrobras Global Finance BV
5.999% due 01/27/2028		$1,517	1,615
6.125% due 01/17/2022		102	109
7.375% due 01/17/2027		1,200	1,381

Total Brazil (Cost $2,874)			3,105

CANADA 2.2%

CORPORATE BONDS & NOTES 1.6%

Air Canada Pass-Through Trust
3.300% due 07/15/2031		$97	99

Bank of Nova Scotia
1.875% due 04/26/2021		1,200	1,196

Canadian Imperial Bank of Commerce
3.150% due 06/27/2021		500	510

Enbridge, Inc.
2.984% due 01/10/2020 ~		1,200	1,200
3.110% (US0003M + 0.700%) due 06/15/2020 ~		400	401

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	500	610

HSBC Bank Canada
3.300% due 11/28/2021		$1,200	1,236

Royal Bank of Canada
2.200% due 09/23/2019		400	400
2.300% due 03/22/2021		800	804

Toronto-Dominion Bank
2.250% due 03/15/2021		800	802
2.500% due 01/18/2023		2,000	2,023

			9,281

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%

Canadian Mortgage Pools
2.078% due 06/01/2020	CAD	149	114
2.278% due 07/01/2020		424	324
2.278% due 08/01/2020		166	127

Real Estate Asset Liquidity Trust
3.072% due 08/12/2053		539	419

			984

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.4%

Canadian Government Real Return Bond
1.500% due 12/01/2044 (f)	CAD	471	$461

Province of Alberta
1.250% due 06/01/2020		1,100	836

Province of Ontario
6.200% due 06/02/2031		100	108

Province of Quebec
3.000% due 09/01/2023		1,100	882

			2,287

Total Canada (Cost $12,422)			12,552

CAYMAN ISLANDS 3.7%

ASSET-BACKED SECURITIES 2.5%

Avery Point CLO Ltd.
3.721% due 01/18/2025 •		$536	537

Cent CLO Ltd.
3.667% due 10/15/2026 •		1,400	1,400

Dryden Senior Loan Fund
3.497% due 10/15/2027 •		1,200	1,198

Evans Grove CLO Ltd.
3.441% due 05/28/2028 •		300	298

Flagship Ltd.
3.712% due 01/20/2026 •		430	430

LCM LP
3.632% due 10/20/2027 •		1,400	1,400

Marathon CLO Ltd.
3.392% due 11/21/2027 •		1,300	1,295

Mountain View CLO Ltd.
3.397% due 10/15/2026 •		276	275

Oaktree CLO Ltd.
3.812% due 10/20/2026 •		1,732	1,734

Octagon Investment Partners Ltd.
3.697% due 04/15/2026 •		515	515

Staniford Street CLO Ltd.
3.590% due 06/15/2025 •		392	393

THL Credit Wind River CLO Ltd.
0.000% due 01/15/2026 •(b)		1,400	1,400

Tralee CLO Ltd.
3.702% due 10/20/2028 •		1,300	1,297

Venture CLO Ltd.
3.667% due 04/15/2027		300	299

WhiteHorse Ltd.
3.518% due 04/17/2027 •		300	300

Zais CLO Ltd.
3.747% due 04/15/2028 •		1,400	1,403

			14,174

CORPORATE BONDS & NOTES 1.2%

Goodman HK Finance
4.375% due 06/19/2024		300	315

KSA Sukuk Ltd.
2.894% due 04/20/2022		500	506

QNB Finance Ltd.
3.872% due 05/31/2021 ~		4,500	4,562

Sands China Ltd.
4.600% due 08/08/2023		300	316
5.125% due 08/08/2025		200	215
5.400% due 08/08/2028		500	544

Tencent Holdings Ltd.
3.595% due 01/19/2028		200	204

			6,662

Total Cayman Islands (Cost $20,725)			20,836

CHINA 3.6%

SOVEREIGN ISSUES 3.6%

China Development Bank
3.050% due 08/25/2026	CNY	5,200	723

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.180% due 04/05/2026	CNY	16,800	$2,362
3.680% due 02/26/2026		21,000	3,046
3.740% due 09/10/2025		10,200	1,487
4.040% due 04/10/2027		11,400	1,683
4.040% due 07/06/2028		3,300	488
4.150% due 10/26/2025		2,600	387
4.240% due 08/24/2027		30,200	4,520
4.880% due 02/09/2028		24,300	3,803

China Government Bond
4.400% due 12/12/2046		500	79

China Government International Bond
2.740% due 08/04/2026		800	112
2.950% due 06/16/2023		2,200	320
3.220% due 12/06/2025		2,200	320
3.290% due 10/18/2023		6,500	957

Total China (Cost $20,325)			20,287

DENMARK 4.4%

CORPORATE BONDS & NOTES 4.4%

Jyske Realkredit A/S
1.500% due 10/01/2037	DKK	7,209	1,140
1.500% due 10/01/2050		4,000	623
2.000% due 10/01/2047		9,084	1,430
2.500% due 10/01/2047		71	11

Nordea Kredit Realkreditaktieselskab
1.500% due 10/01/2037		970	153
1.500% due 10/01/2050		6,600	1,021
2.000% due 10/01/2047		26,703	4,200
2.000% due 10/01/2050		2,899	456

Nykredit Realkredit A/S
0.156% due 10/01/2022 ~	EUR	1,400	1,612
1.500% due 10/01/2037	DKK	2,159	342
1.500% due 10/01/2050		46,200	7,170
2.000% due 10/01/2047		14,964	2,357
2.000% due 10/01/2050		2,993	471
2.500% due 10/01/2036		250	41
2.500% due 10/01/2047		28	5

Realkredit Danmark A/S
2.000% due 10/01/2047		25,108	3,951
2.500% due 07/01/2036		173	28
2.500% due 07/01/2047		70	11

Total Denmark (Cost $23,782)			25,022

FRANCE 2.8%

CORPORATE BONDS & NOTES 0.6%

Danone S.A.
1.691% due 10/30/2019		$700	698

Dexia Credit Local S.A.
2.375% due 09/20/2022		600	606
2.500% due 01/25/2021		1,300	1,309

Electricite de France S.A.
4.600% due 01/27/2020		1,000	1,012

			3,625

SOVEREIGN ISSUES 2.2%

France Government International Bond
2.000% due 05/25/2048	EUR	7,400	10,836
3.250% due 05/25/2045		800	1,440

			12,276

Total France (Cost $13,076)			15,901

GERMANY 2.7%

CORPORATE BONDS & NOTES 2.7%

Deutsche Bank AG
2.700% due 07/13/2020		$600	598
3.150% due 01/22/2021		500	497
3.407% due 01/22/2021 ~		1,300	1,283
4.250% due 10/14/2021		1,800	1,824

Deutsche Pfandbriefbank AG
1.625% due 08/30/2019		600	599
3.375% due 11/22/2021		600	617

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	13

Schedule of Investments PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.875% due 05/15/2027 (c)	EUR	200	$231

IHO Verwaltungs GmbH (6.000% Cash and 6.750% PIK)
6.000% due 05/15/2027 (c)		$900	907

Kreditanstalt fuer Wiederaufbau
0.250% due 09/15/2025	EUR	3,500	4,125
0.625% due 02/22/2027		3,500	4,236

Volkswagen Bank GmbH
1.250% due 08/01/2022		400	467

Total Germany (Cost $15,046)			15,384

GUERNSEY, CHANNEL ISLANDS 0.1%

CORPORATE BONDS & NOTES 0.1%

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023		$800	830

Total Guernsey, Channel Islands (Cost $799)			830

HONG KONG 0.1%

CORPORATE BONDS & NOTES 0.1%

AIA Group Ltd.
3.900% due 04/06/2028		$400	425

Total Hong Kong (Cost $399)			425

INDIA 0.1%

CORPORATE BONDS & NOTES 0.1%

ICICI Bank Ltd.
3.500% due 03/18/2020		$200	201

State Bank of India
4.000% due 01/24/2022		200	205

Total India (Cost $399)			406

INDONESIA 0.1%

CORPORATE BONDS & NOTES 0.1%

Indonesia Asahan Aluminium Persero PT
5.230% due 11/15/2021		$300	316

Total Indonesia (Cost $298)			316

IRELAND 1.4%

ASSET-BACKED SECURITIES 0.8%

Arbour CLO DAC
0.870% due 01/15/2030 •	EUR	1,200	1,364

Black Diamond CLO Designated Activity Co.
0.650% due 10/03/2029 •		650	740

CVC Cordatus Loan Fund Ltd.
0.970% due 04/22/2030 •		800	914

Toro European CLO DAC
0.900% due 10/15/2030 •		1,300	1,482

			4,500

CORPORATE BONDS & NOTES 0.4%

AerCap Ireland Capital DAC
4.625% due 10/30/2020		$800	820

AIB Group PLC
4.750% due 10/12/2023		200	210

Iberdrola Finance Ireland DAC
5.000% due 09/11/2019		400	402

Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		700	699

SumitG Guaranteed Secured Obligation Issuer DAC
2.251% due 11/02/2020		400	400

			2,531

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.2%

Ireland Government International Bond
5.400% due 03/13/2025	EUR	700	$1,054

Total Ireland (Cost $7,960)			8,085

ISRAEL 0.1%

SOVEREIGN ISSUES 0.1%

Israel Government International Bond
3.250% due 01/17/2028		$500	529
4.125% due 01/17/2048		300	329

Total Israel (Cost $794)			858

ITALY 3.0%

CORPORATE BONDS & NOTES 0.2%

UniCredit SpA
7.830% due 12/04/2023		$1,200	1,372

SOVEREIGN ISSUES 2.8%

Italy Buoni Poliennali Del Tesoro
0.350% due 11/01/2021	EUR	2,600	2,952
1.450% due 11/15/2024		400	457
1.750% due 07/01/2024		3,000	3,481
2.450% due 09/01/2033		400	461
2.500% due 11/15/2025		1,900	2,283
2.950% due 09/01/2038		1,200	1,424
3.000% due 08/01/2029		3,300	4,070
3.450% due 03/01/2048		150	188

Italy Government International Bond
6.000% due 08/04/2028	GBP	400	598

			15,914

Total Italy (Cost $16,763)			17,286

JAPAN 13.4%

CORPORATE BONDS & NOTES 1.5%

Central Nippon Expressway Co. Ltd.
2.091% due 09/14/2021		$700	693
3.105% (US0003M + 0.540%) due 08/04/2020 ~		2,600	2,604

Chugoku Electric Power Co., Inc.
2.701% due 03/16/2020		600	601

Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •		200	218

Mitsubishi UFJ Financial Group, Inc.
2.950% due 03/01/2021		230	232
3.455% due 03/02/2023		600	617

Mizuho Financial Group, Inc.
3.331% due 09/11/2022 ~		700	704
3.451% due 09/11/2024 ~		900	909
3.922% due 09/11/2024 •		500	524

ORIX Corp.
3.250% due 12/04/2024		200	206

Sumitomo Mitsui Financial Group, Inc.
4.133% (US0003M + 1.680%) due 03/09/2021 ~		600	613

Takeda Pharmaceutical Co. Ltd.
1.125% due 11/21/2022	EUR	500	589

			8,510

SOVEREIGN ISSUES 11.9%

Development Bank of Japan, Inc.
1.625% due 09/01/2021		$1,200	1,189

Japan Bank for International Cooperation
2.375% due 07/21/2022		300	303
2.375% due 11/16/2022		200	202
3.250% due 07/20/2023		700	732
3.375% due 10/31/2023		300	316

Japan Finance Organization for Municipalities
2.125% due 04/13/2021		2,100	2,098
2.625% due 04/20/2022		1,600	1,621

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Japan Government International Bond
0.100% due 03/10/2028 (f)	JPY	454,469	$4,403
0.100% due 03/20/2029		3,100,000	29,505
0.300% due 06/20/2046		620,000	5,708
0.500% due 09/20/2046		452,000	4,376
0.500% due 03/20/2049		568,000	5,474
0.700% due 12/20/2048		972,000	9,871

Tokyo Metropolitan Government
2.000% due 05/17/2021		$700	698
2.500% due 06/08/2022		600	606

			67,102

Total Japan (Cost $73,089)			75,612

KUWAIT 0.6%

SOVEREIGN ISSUES 0.6%

Kuwait International Government Bond
2.750% due 03/20/2022		$200	203
3.500% due 03/20/2027		2,800	2,985

Total Kuwait (Cost $2,977)			3,188

LITHUANIA 0.2%

SOVEREIGN ISSUES 0.2%

Lithuania Government International Bond
6.125% due 03/09/2021		$1,000	1,063

Total Lithuania (Cost $1,043)			1,063

LUXEMBOURG 0.3%

ASSET-BACKED SECURITIES 0.0%

Bavarian Sky S.A.
0.012% due 10/20/2024 •	EUR	124	142

CORPORATE BONDS & NOTES 0.3%

Aroundtown S.A.
1.625% due 01/31/2028		700	804

Blackstone Property Partners Europe Holdings SARL
1.400% due 07/06/2022		400	466

Emerald Bay S.A.
0.000% due 10/08/2020 (d)		289	318

			1,588

Total Luxembourg (Cost $1,702)			1,730

MULTINATIONAL 0.2%

CORPORATE BONDS & NOTES 0.2%

Preferred Term Securities Ltd.
2.810% (US0003M + 0.400%) due 06/23/2035 ~		$937	900

Total Multinational (Cost $702)			900

NETHERLANDS 1.8%

ASSET-BACKED SECURITIES 0.4%

Chapel BV
0.050% due 07/17/2066 •	EUR	46	52

Dryden Euro CLO BV
0.880% due 01/15/2030 •		1,200	1,366

Penta CLO BV
0.790% due 08/04/2028 •		600	683

			2,101

CORPORATE BONDS & NOTES 1.4%

Cooperatieve Rabobank UA
3.125% due 04/26/2021		$400	406
5.500% due 06/29/2020 •(g)(h)	EUR	200	237
6.875% due 03/19/2020 (h)		700	836

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ING Bank NV
2.625% due 12/05/2022		$3,600	$3,673

Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021		500	495

NXP BV
4.125% due 06/01/2021		800	821

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (g)	EUR	150	209

Syngenta Finance NV
3.698% due 04/24/2020		$700	705

Teva Pharmaceutical Finance Netherlands BV
3.250% due 04/15/2022	EUR	300	337

Vonovia Finance BV
5.000% due 10/02/2023		$100	106

			7,825

Total Netherlands (Cost $9,815)			9,926

NORWAY 0.3%

CORPORATE BONDS & NOTES 0.3%

DNB Boligkreditt A/S
2.500% due 03/28/2022		$1,100	1,114
3.250% due 06/28/2023		500	522

			1,636

SOVEREIGN ISSUES 0.0%

Norway Government International Bond
3.750% due 05/25/2021	NOK	1,800	221

Total Norway (Cost $1,848)			1,857

PERU 0.7%

SOVEREIGN ISSUES 0.7%

Peru Government International Bond
5.940% due 02/12/2029	PEN	1,800	597
6.350% due 08/12/2028		9,400	3,206

Total Peru (Cost $3,589)			3,803

POLAND 0.3%

SOVEREIGN ISSUES 0.3%

Poland Government International Bond
2.250% due 04/25/2022	PLN	6,600	1,794

Total Poland (Cost $1,659)			1,794

QATAR 1.7%

CORPORATE BONDS & NOTES 0.1%

Ras Laffan Liquefied Natural Gas Co. Ltd.
6.750% due 09/30/2019		$400	404

SOVEREIGN ISSUES 1.6%

Qatar Government International Bond
3.375% due 03/14/2024		400	414
3.875% due 04/23/2023		3,800	3,990
4.000% due 03/14/2029		2,200	2,374
4.500% due 04/23/2028		1,800	2,017
4.817% due 03/14/2049		200	230

			9,025

Total Qatar (Cost $8,795)			9,429

SAUDI ARABIA 1.5%

CORPORATE BONDS & NOTES 0.1%

Saudi Arabian Oil Co.
2.750% due 04/16/2022		$400	404

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 1.4%

Saudi Government International Bond
2.375% due 10/26/2021		$3,700	$3,698
2.875% due 03/04/2023		1,000	1,013
3.250% due 10/26/2026		400	409
3.625% due 03/04/2028		500	515
4.000% due 04/17/2025		1,900	2,025
4.375% due 04/16/2029		400	433

			8,093

Total Saudi Arabia (Cost $8,252)			8,497

SINGAPORE 0.6%

CORPORATE BONDS & NOTES 0.6%

BOC Aviation Ltd.
2.375% due 09/15/2021		$1,000	989
3.500% due 09/18/2027		300	299

Clifford Capital Pte. Ltd.
3.380% due 03/07/2028		600	634

DBS Bank Ltd.
3.300% due 11/27/2021		400	410

Oversea-Chinese Banking Corp. Ltd.
2.975% due 05/17/2021 ~		700	700

PSA Treasury Pte. Ltd.
2.500% due 04/12/2026		400	396

Total Singapore (Cost $3,353)			3,428

SLOVENIA 0.3%

SOVEREIGN ISSUES 0.3%

Slovenia Government International Bond
5.250% due 02/18/2024		$1,419	1,597

Total Slovenia (Cost $1,483)			1,597

SOUTH KOREA 2.2%

CORPORATE BONDS & NOTES 0.1%

Kookmin Bank
2.125% due 10/21/2020		$400	398

SOVEREIGN ISSUES 2.1%

Korea Government International Bond
2.125% due 06/10/2027	KRW	1,225,000	1,103
2.375% due 12/10/2027		1,350,000	1,242
2.375% due 12/10/2028		5,820,000	5,388
2.625% due 06/10/2028		2,450,000	2,305
5.500% due 03/10/2028		1,350,000	1,558

Korea Hydro & Nuclear Power Co. Ltd.
3.750% due 07/25/2023		$200	209

			11,805

Total South Korea (Cost $12,137)			12,203

SPAIN 4.9%

ASSET-BACKED SECURITIES 0.0%

Driver Espana
0.009% due 12/21/2028 •	EUR	110	125

CORPORATE BONDS & NOTES 0.8%

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(g)(h)		200	236
6.750% due 02/18/2020 •(g)(h)		400	468

Banco Santander S.A.
3.848% due 04/12/2023		$200	208
4.750% due 03/19/2025 •(g)(h)	EUR	200	216
6.250% due 09/11/2021 •(g)(h)		400	479

Merlin Properties Socimi S.A.
2.225% due 04/25/2023		200	243

Telefonica Emisiones S.A.
5.134% due 04/27/2020		$800	816

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.877% due 07/15/2019		$2,000	$2,002

			4,668

SOVEREIGN ISSUES 4.1%

Autonomous Community of Catalonia
4.220% due 04/26/2035	EUR	200	274
4.900% due 09/15/2021		1,000	1,230
4.950% due 02/11/2020		1,370	1,602

Autonomous Community of Valencia
4.900% due 03/17/2020		600	706

Spain Government International Bond
0.250% due 07/30/2024		2,200	2,555
0.600% due 10/31/2029		4,400	5,080
1.400% due 07/30/2028		6,400	7,983
1.450% due 04/30/2029		500	627
2.700% due 10/31/2048		400	599
2.900% due 10/31/2046		1,600	2,474

			23,130

Total Spain (Cost $26,306)			27,923

SUPRANATIONAL 0.1%

CORPORATE BONDS & NOTES 0.1%

European Investment Bank
0.500% due 06/21/2023	AUD	500	337
0.500% due 08/10/2023		400	269

Total Supranational (Cost $674)			606

SWEDEN 4.1%

CORPORATE BONDS & NOTES 4.1%

Danske Hypotek AB
1.000% due 12/21/2022	SEK	18,000	2,003

Lansforsakringar Hypotek AB
1.250% due 09/20/2023		20,600	2,324
1.500% due 03/18/2021	EUR	700	822
2.250% due 09/21/2022	SEK	14,300	1,652

Nordea Hypotek AB
1.000% due 04/08/2022		38,900	4,311

Skandinaviska Enskilda Banken AB
1.500% due 12/15/2021		12,000	1,343

Stadshypotek AB
1.500% due 12/15/2021		31,000	3,469
2.500% due 04/05/2022		$300	303
4.500% due 09/21/2022	SEK	22,000	2,713

Sveriges Sakerstallda Obligationer AB
1.250% due 06/15/2022		25,000	2,795
2.000% due 06/17/2026		6,000	712

Swedbank Hypotek AB
1.000% due 09/15/2021		3,900	430

Total Sweden (Cost $23,534)			22,877

SWITZERLAND 0.7%

CORPORATE BONDS & NOTES 0.6%

Credit Suisse AG
0.750% due 09/17/2021	EUR	200	233
6.500% due 08/08/2023 (h)		$200	221

Credit Suisse Group AG
3.628% due 12/14/2023 ~		800	802

UBS AG
2.200% due 06/08/2020		900	900
3.000% due 12/01/2020 ~		1,200	1,204

			3,360

SOVEREIGN ISSUES 0.1%

Switzerland Government International Bond
3.500% due 04/08/2033	CHF	300	472

Total Switzerland (Cost $3,767)			3,832

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	15

Schedule of Investments PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED ARAB EMIRATES 0.4%

CORPORATE BONDS & NOTES 0.1%

First Abu Dhabi Bank PJSC
2.250% due 02/11/2020		$500	$499
3.000% due 03/30/2022		200	202

			701

SOVEREIGN ISSUES 0.3%

Emirate of Abu Dhabi Government International Bond
2.500% due 10/11/2022		500	505
3.125% due 10/11/2027		900	935

			1,440

Total United Arab Emirates (Cost $2,090)			2,141

UNITED KINGDOM 10.2%

CORPORATE BONDS & NOTES 5.9%

Barclays Bank PLC
7.625% due 11/21/2022 (h)		$3,300	3,606

Barclays PLC
3.650% due 03/16/2025		600	604
3.948% due 02/15/2023 ~		700	697
4.610% due 02/15/2023 •		1,300	1,348
4.655% (US0003M + 2.110%) due 08/10/2021 ~		600	613
6.500% due 09/15/2019 •(g)(h)	EUR	1,000	1,151
7.000% due 09/15/2019 •(g)(h)	GBP	200	256
7.125% due 06/15/2025 •(g)(h)		500	664
7.750% due 09/15/2023 •(g)(h)		$300	308
8.000% due 12/15/2020 •(g)(h)	EUR	200	246
8.000% due 06/15/2024 •(g)(h)		$400	420

BAT International Finance PLC
1.625% due 09/09/2019		400	399

Co-operative Group Holdings Ltd.
6.875% due 07/08/2020 þ	GBP	400	536

FCE Bank PLC
1.660% due 02/11/2021	EUR	200	232

Frontier Finance PLC
8.000% due 03/23/2022	GBP	1,500	1,990

HSBC Holdings PLC
3.120% due 05/18/2021 ~		$600	601
3.520% due 05/18/2024 ~		300	301
4.583% due 06/19/2029 •		800	874
4.750% due 07/04/2029 •(g)(h)	EUR	200	239
5.875% due 09/28/2026 •(g)(h)	GBP	300	401

Imperial Brands Finance PLC
2.950% due 07/21/2020		$800	802

Lloyds Bank PLC
4.875% due 03/30/2027	GBP	500	792
5.125% due 03/07/2025		700	1,073

Nationwide Building Society
3.766% due 03/08/2024 •		$1,200	1,225

Natwest Markets PLC
0.625% due 03/02/2022	EUR	300	343

RAC Bond Co. PLC
4.870% due 05/06/2046	GBP	300	375

Reckitt Benckiser Treasury Services PLC
2.375% due 06/24/2022		$600	599

Royal Bank of Scotland Group PLC
3.875% due 09/12/2023		300	308
3.899% due 06/25/2024 ~		1,000	999
4.269% due 03/22/2025 •		1,100	1,138
4.519% due 06/25/2024 •		1,000	1,042
7.500% due 08/10/2020 •(g)(h)		500	514
8.625% due 08/15/2021 •(g)(h)		500	540

Santander UK Group Holdings PLC
0.505% due 03/27/2024 ~	EUR	1,800	2,012
2.875% due 10/16/2020		$1,700	1,705
2.875% due 08/05/2021		400	401
7.375% due 06/24/2022 •(g)(h)	GBP	200	270

Santander UK PLC
4.250% due 04/12/2021	EUR	300	369

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tesco PLC
6.125% due 02/24/2022	GBP	50	$71

Tesco Property Finance PLC
5.411% due 07/13/2044		192	312
5.661% due 10/13/2041		98	161

Virgin Media Secured Finance PLC
5.000% due 04/15/2027		500	656

Virgin Money PLC
2.250% due 04/21/2020		700	896

Vodafone Group PLC
3.591% due 01/16/2024 ~		$500	502
3.750% due 01/16/2024		400	419

			33,010

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.5%

Brunel Residential Mortgage Securitisation PLC
1.041% due 01/13/2039 •	GBP	1,075	1,340

Business Mortgage Finance PLC
2.806% due 02/15/2041 •		222	278

Dukinfield PLC
1.806% due 08/15/2045 •		586	746

Eurohome UK Mortgages PLC
0.936% due 06/15/2044 •		359	440

Eurosail PLC
0.946% due 06/10/2044 •		11	14
1.739% due 06/13/2045 •		524	661

Finsbury Square PLC
1.743% due 09/12/2068 •		967	1,232

Harben Finance PLC
1.604% due 08/20/2056 •		1,091	1,385

Lanark Master Issuer PLC
1.619% due 12/22/2069 ~		1,000	1,275

Mansard Mortgages PLC
1.436% due 12/15/2049 •		144	179

Newgate Funding PLC
0.953% due 12/01/2050 •		288	347
1.786% due 12/15/2050 •		253	310

Paragon Mortgages PLC
1.061% due 01/15/2039 •		708	853

Residential Mortgage Securities PLC
1.732% due 12/20/2046 •		939	1,194
1.982% due 09/20/2065 •		918	1,172

Ripon Mortgages PLC
1.604% due 08/20/2056 •		2,422	3,073

RMAC Securities PLC
0.943% due 06/12/2044 •		446	536

Thrones PLC
1.656% due 11/15/2049 •		210	267

Towd Point Mortgage Funding PLC
1.823% due 04/20/2045 •		572	727
1.855% due 10/20/2051 ~		1,700	2,167
2.004% due 02/20/2054 •		1,023	1,302

			19,498

		SHARES
PREFERRED SECURITIES 0.0%

Nationwide Building Society
10.250% ~		960	185

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 0.8%

United Kingdom Gilt
3.250% due 01/22/2044		$1,200	2,081
4.250% due 12/07/2040		1,200	2,325

			4,406

Total United Kingdom (Cost $56,983)			57,099

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED STATES 48.3%

ASSET-BACKED SECURITIES 6.3%

ACE Securities Corp. Home Equity Loan Trust
2.544% due 07/25/2036 •	$1,380	$1,127

Amortizing Residential Collateral Trust
3.104% due 10/25/2031 •	1	1

AMRESCO Residential Securities Corp. Mortgage Loan Trust
3.344% due 06/25/2029 •	1	1

Argent Mortgage Loan Trust
2.884% due 05/25/2035 •	1,762	1,702

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.784% due 02/25/2036 •	587	481

Bayview Opportunity Master Fund Trust
4.090% due 02/28/2034 þ	1,276	1,301

Citigroup Mortgage Loan Trust
2.564% due 12/25/2036 •	568	386
2.664% due 03/25/2036 •	598	555

Citigroup Mortgage Loan Trust, Inc.
2.664% due 06/25/2037 •	2,700	2,629
3.064% due 07/25/2035 •	1,200	1,191

Countrywide Asset-Backed Certificates
2.534% due 12/25/2036 ^•	412	388
2.544% due 06/25/2035 •	385	353
2.544% due 03/25/2037 •	1,800	1,673
2.544% due 06/25/2037 •	503	477
2.544% due 07/25/2037 •	357	325
2.544% due 06/25/2047 ^•	391	353
2.544% due 06/25/2047 •	1,232	1,165
2.554% due 04/25/2047 ^•	356	346
2.694% due 07/25/2036 •	365	361
4.758% due 08/25/2035 ^~	469	430

Countrywide Asset-Backed Certificates Trust
3.754% due 04/25/2035 •	1,000	1,014

Credit Suisse First Boston Mortgage Securities Corp.
3.024% due 01/25/2032 •	1	1

First Franklin Mortgage Loan Trust
2.519% due 07/25/2036 •	1,296	1,232

GSAMP Trust
3.049% due 11/25/2035 ^•	1,337	1,021

Home Equity Mortgage Loan Asset-Backed Trust
2.644% due 04/25/2037 •	585	448

HSI Asset Securitization Corp. Trust
2.664% due 04/25/2037 •	788	534

Long Beach Mortgage Loan Trust
2.964% due 10/25/2034 •	12	12

Merrill Lynch Mortgage Investors Trust
2.554% due 08/25/2037 •	1,423	922

Morgan Stanley ABS Capital, Inc. Trust
2.534% due 10/25/2036 •	152	147

Morgan Stanley Home Equity Loan Trust
2.504% due 12/25/2036 •	1,022	596
2.634% due 04/25/2037 •	852	581

Morgan Stanley Mortgage Loan Trust
5.919% due 09/25/2046 ^þ	168	76

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.694% due 03/25/2036 •	700	690

NovaStar Mortgage Funding Trust
2.534% due 03/25/2037 •	750	570

Option One Mortgage Loan Trust
2.544% due 01/25/2037 •	446	336

Renaissance Home Equity Loan Trust
4.954% due 12/25/2032 •	387	381
5.294% due 01/25/2037 þ	641	339
5.675% due 06/25/2037 ^þ	1,053	455
5.731% due 11/25/2036 þ	1,010	558

Residential Asset Mortgage Products Trust
2.624% due 12/25/2035 •	394	364
2.864% due 12/25/2035 •	964	827

Residential Asset Securities Corp. Trust
2.654% due 11/25/2036 ^•	2,023	1,793

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Saxon Asset Securities Trust
4.154% due 12/25/2037 •		$396	$376
4.204% due 05/25/2031 •		647	647

SLM Student Loan Trust
1.339% due 03/15/2038 •	GBP	594	727

Soundview Home Loan Trust
2.554% due 06/25/2037 •		$87	62
2.654% due 11/25/2036 •		1,400	1,320

Structured Asset Investment Loan Trust
2.534% due 07/25/2036 •		497	392
2.714% due 01/25/2036 •		1,365	1,310

Terwin Mortgage Trust
3.344% due 11/25/2033 •		24	24

Towd Point Mortgage Trust
3.404% due 05/25/2058 •		1,309	1,319

Toyota Auto Loan Extended Note Trust
2.560% due 11/25/2031		1,400	1,418

			35,737

CORPORATE BONDS & NOTES 13.5%

AIG Global Funding
2.300% due 07/01/2022 (b)		900	900
2.800% (US0003M + 0.480%) due 07/02/2020 ~		1,000	1,003

Allergan Sales LLC
5.000% due 12/15/2021		600	627

American Honda Finance Corp.
2.915% due 11/05/2021 ~		200	200

American Tower Corp.
2.950% due 01/15/2025		800	807
3.450% due 09/15/2021		500	510

AT&T, Inc.
1.800% due 09/05/2026	EUR	1,000	1,233
3.270% due 06/01/2021 ~		$2,700	2,714
3.547% (US0003M + 0.950%) due 07/15/2021 ~		1,400	1,413
3.616% due 06/12/2024 ~		1,600	1,621

AXA Equitable Holdings, Inc.
3.900% due 04/20/2023		100	104
4.350% due 04/20/2028		200	210

Bank of America Corp.
5.875% due 03/15/2028 •(g)		700	731

BAT Capital Corp.
3.118% due 08/14/2020 ~		400	401
3.222% due 08/15/2024		200	202
3.557% due 08/15/2027		700	697

Bayer U.S. Finance LLC
2.979% due 06/25/2021 ~		300	298
3.420% due 12/15/2023 ~		500	491
3.875% due 12/15/2023		300	311
4.250% due 12/15/2025		300	317
4.375% due 12/15/2028		700	738

BMW U.S. Capital LLC
2.898% due 08/14/2020 ~		2,500	2,507

Brandywine Operating Partnership LP
3.950% due 11/15/2027		500	516

Campbell Soup Co.
3.300% due 03/15/2021		200	203
3.650% due 03/15/2023		800	824

CenterPoint Energy Resources Corp.
3.550% due 04/01/2023		200	206

Charter Communications Operating LLC
3.750% due 02/15/2028		100	101
4.464% due 07/23/2022		1,300	1,366
5.125% due 07/01/2049 (b)		700	712

Citibank N.A.
2.844% due 05/20/2022 •		900	907
3.123% due 05/20/2022 ~		1,900	1,903

Citizens Bank N.A.
3.091% (US0003M + 0.570%) due 05/26/2020 ~		1,100	1,103

Conagra Brands, Inc.
3.092% due 10/09/2020 ~		900	898

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Continental Resources, Inc.
4.375% due 01/15/2028		$200	$211

CVS Health Corp.
3.350% due 03/09/2021		200	203
3.700% due 03/09/2023		400	413

D.R. Horton, Inc.
4.000% due 02/15/2020		1,200	1,209

Daimler Finance North America LLC
2.250% due 03/02/2020		400	400

Delta Air Lines, Inc.
2.875% due 03/13/2020		1,400	1,402

DISH DBS Corp.
5.125% due 05/01/2020		600	605

Dominion Energy Gas Holdings LLC
3.010% due 06/15/2021 ~		1,000	1,005

Duke Energy Corp.
3.101% due 03/11/2022 ~		1,300	1,307

eBay, Inc.
2.150% due 06/05/2020		900	898

EQT Corp.
2.500% due 10/01/2020		500	499
3.000% due 10/01/2022		400	397

ERAC USA Finance LLC
2.600% due 12/01/2021		1,200	1,203

Fidelity National Information Services, Inc.
0.400% due 01/15/2021	EUR	200	229
0.750% due 05/21/2023		300	348
1.700% due 06/30/2022	GBP	200	256

Ford Motor Credit Co. LLC
0.100% due 12/07/2022 ~	EUR	100	109
1.897% due 08/12/2019		$1,800	1,798
3.592% (US0003M + 1.000%) due 01/09/2020 ~		700	701

GATX Corp.
3.285% due 11/05/2021 ~		1,200	1,195

General Mills, Inc.
3.200% due 04/16/2021		100	102
3.700% due 10/17/2023		100	105

General Motors Financial Co., Inc.
3.550% due 07/08/2022		700	713

Georgia-Pacific LLC
3.163% due 11/15/2021		400	406

Goldman Sachs Group, Inc.
3.752% (US0003M + 1.160%) due 04/23/2020 ~		400	403
4.223% due 05/01/2029 •		100	107

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		600	607

Harley-Davidson Financial Services, Inc.
3.460% due 03/02/2021 ~		400	400

Harris Corp.
3.063% due 04/30/2020 ~		600	600

International Lease Finance Corp.
8.250% due 12/15/2020		500	540

Jackson National Life Global Funding
2.375% due 09/15/2022 «(b)		1,400	1,402

JPMorgan Chase Bank N.A.
2.926% due 04/26/2021 ~		400	401
3.086% due 04/26/2021 •		800	804

Kilroy Realty LP
3.450% due 12/15/2024		100	103

Kinder Morgan, Inc.
5.000% due 02/15/2021		400	415

KLA-Tencor Corp.
4.125% due 11/01/2021		400	414

Kraft Heinz Foods Co.
3.115% due 02/10/2021 ~		900	899

MassMutual Global Funding
2.250% due 07/01/2022 (b)		1,400	1,401

McDonald’s Corp.
3.012% due 10/28/2021 ~		700	701

Metropolitan Life Global Funding
2.400% due 06/17/2022		600	603

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mid-America Apartments LP
4.200% due 06/15/2028	$600	$645

MUFG Americas Holdings Corp.
3.000% due 02/10/2025	560	567

Navient Corp.
8.000% due 03/25/2020	300	311

Newmont Goldcorp Corp.
5.125% due 10/01/2019	800	805

NextEra Energy Capital Holdings, Inc.
2.835% due 09/03/2019 ~	1,100	1,100
2.921% due 08/21/2020 ~	500	500
3.241% due 02/25/2022 ~	1,000	1,006

Nissan Motor Acceptance Corp.
3.020% due 09/28/2022 ~	1,000	994

Northwell Healthcare, Inc.
4.260% due 11/01/2047	400	427

Penske Truck Leasing Co. LP
3.950% due 03/10/2025	1,400	1,470

Protective Life Global Funding
2.262% due 04/08/2020	2,200	2,197

Public Service Co. of Oklahoma
4.400% due 02/01/2021	200	206

Public Service Enterprise Group, Inc.
2.000% due 11/15/2021	400	396

Rockwell Collins, Inc.
2.800% due 03/15/2022	900	909

Sempra Energy
2.860% due 03/15/2021 ~	800	797

SL Green Operating Partnership LP
3.250% due 10/15/2022	500	507

Southern Co.
2.350% due 07/01/2021	500	500

Southern Power Co.
2.937% due 12/20/2020 ~	600	600

Spectra Energy Partners LP
3.179% (US0003M + 0.700%) due 06/05/2020 ~	100	100

Spirit AeroSystems, Inc.
3.950% due 06/15/2023	600	619

Sprint Communications, Inc.
7.000% due 03/01/2020	200	206

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	338	338
4.738% due 09/20/2029	300	312

Textron, Inc.
3.095% due 11/10/2020 ~	700	700

Time Warner Cable LLC
5.000% due 02/01/2020	300	304

UDR, Inc.
4.625% due 01/10/2022	200	209

United Technologies Corp.
3.175% due 08/16/2021 ~	300	300

Verizon Communications, Inc.
3.618% due 05/15/2025 ~	700	710
4.329% due 09/21/2028	1,012	1,120

Volkswagen Group of America Finance LLC
2.450% due 11/20/2019	1,100	1,100
3.305% due 11/13/2020 ~	300	301
3.475% due 11/12/2021 ~	300	303
3.875% due 11/13/2020	200	204
4.000% due 11/12/2021	300	310

WRKCo, Inc.
3.750% due 03/15/2025	300	312

Zimmer Biomet Holdings, Inc.
2.700% due 04/01/2020	300	300
3.150% due 04/01/2022	2,100	2,136

		76,109

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%

CenturyLink, Inc.
5.152% (LIBOR03M + 2.750%) due 01/31/2025 ~	493	482

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	17

Schedule of Investments PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Charter Communications Operating LLC
4.330% (LIBOR03M + 2.000%) due 04/30/2025 ~	$582	$582

		1,064

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.5%

American Home Mortgage Investment Trust
4.044% due 09/25/2045 •	17	17

Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^	418	413

Banc of America Mortgage Trust
4.479% due 02/25/2036 ^~	49	47

Bear Stearns Adjustable Rate Mortgage Trust
4.345% due 08/25/2033 ~	1	1

Bear Stearns ALT-A Trust
2.564% due 02/25/2034 •	38	39
4.016% due 08/25/2036 ^~	36	25
4.159% due 11/25/2035 ^~	25	22
4.253% due 03/25/2036 ^~	112	96
4.294% due 09/25/2035 ^~	22	19

Bear Stearns Structured Products, Inc. Trust
3.801% due 12/26/2046 ^~	24	21

Chase Mortgage Finance Trust
3.799% due 07/25/2037 ~	49	45

Citigroup Mortgage Loan Trust, Inc.
2.754% due 10/25/2035 •	1,913	1,470
4.680% due 09/25/2035 •	4	4

Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
4.243% due 09/25/2035 ^~	251	235

Countrywide Alternative Loan Trust
2.593% due 03/20/2046 •	60	56
2.684% due 02/25/2037 •	45	42
3.504% due 12/25/2035 •	51	47
4.004% due 11/25/2035 •	11	10
5.250% due 06/25/2035 ^	7	7

Countrywide Home Loan Mortgage Pass-Through Trust
2.864% due 05/25/2035 •	22	21
3.044% due 03/25/2035 •	41	38
3.064% due 02/25/2035 •	5	5
3.927% due 08/25/2034 ^~	12	12
4.280% due 11/25/2034 ~	6	6
5.500% due 01/25/2035	341	354

Credit Suisse First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	0	1

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.500% due 08/25/2036 ^	1,459	1,408
5.863% due 02/25/2037 ^~	183	85

DBUBS Mortgage Trust
0.385% due 11/10/2046 ~(a)	400	2
0.885% due 11/10/2046 ~(a)	263	2

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
3.154% due 10/25/2047 •	820	782

GSR Mortgage Loan Trust
2.734% due 12/25/2034 •	38	36
4.396% due 01/25/2036 ^~	39	40
4.739% due 04/25/2035 ~	217	223

IndyMac Mortgage Loan Trust
2.614% due 05/25/2046 •	456	446
2.884% due 07/25/2035 •	19	19

JPMorgan Mortgage Trust
3.722% due 07/27/2037 ~	77	79
4.304% due 02/25/2036 ^~	22	19

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.834% due 12/15/2030 •	5	5

Morgan Stanley Bank of America Merrill Lynch Trust
1.125% due 12/15/2048 ~(a)	930	26

Morgan Stanley Mortgage Loan Trust
4.485% due 06/25/2036 ~	25	26

Residential Accredit Loans, Inc. Trust
2.554% due 02/25/2047 •	31	18
2.584% due 06/25/2046 •	280	113
2.614% due 04/25/2046 •	458	212

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Adjustable Rate Mortgage Loan Trust
4.714% due 04/25/2034 ~	$3	$3

Structured Asset Mortgage Investments Trust
2.614% due 05/25/2036 •	11	10
2.624% due 05/25/2036 •	78	73
2.624% due 09/25/2047 •	112	109
2.864% due 05/25/2045 •	17	17
2.970% due 07/19/2034 •	1	1
3.050% due 09/19/2032 •	1	1
3.090% due 03/19/2034 •	3	3
4.004% due 08/25/2047 ^•	33	32

Structured Asset Securities Corp.
2.684% due 01/25/2036 •	246	229

Structured Asset Securities Corp. Mortgage Loan Trust
2.694% due 10/25/2036 •	509	453

TBW Mortgage-Backed Trust
5.970% due 09/25/2036 ^þ	189	16

Thornburg Mortgage Securities Trust
3.452% due 06/25/2047 ^•	30	28
3.452% due 06/25/2047 •	4	3

Wachovia Mortgage Loan Trust LLC
4.604% due 10/20/2035 ^~	71	72

WaMu Mortgage Pass-Through Certificates Trust
2.345% due 02/27/2034 •	3	3
2.714% due 01/25/2045 •	85	85
3.484% due 06/25/2046 •	34	34
3.504% due 02/25/2046 •	78	80
3.833% due 12/25/2036 ^~	173	163
4.266% due 04/25/2035 ~	28	29
4.458% due 03/25/2035 ~	39	40
4.541% due 03/25/2033 ~	8	9

Washington Mutual Mortgage Pass-Through Certificates Trust
3.444% due 07/25/2046 ^•	23	17

Wells Fargo Mortgage-Backed Securities Trust
4.934% due 04/25/2036 ~	1	1
4.966% due 03/25/2036 ^~	97	98
4.992% due 07/25/2036 ^~	26	27
5.085% due 03/25/2035 ~	46	47
5.750% due 02/25/2037	55	53

		8,330

U.S. GOVERNMENT AGENCIES 19.8%

Fannie Mae
2.524% due 03/25/2034 •	$3	3
2.554% due 08/25/2034 •	2	2
2.804% due 06/25/2036 •	24	24
2.827% due 09/25/2042 •	12	12
3.500% due 11/01/2021	86	88
3.682% due 10/01/2044 •	12	12
4.291% due 12/01/2034 •	2	2
4.393% due 05/25/2035	7	7
4.743% due 11/01/2034 •	19	20
6.000% due 07/25/2044	8	9

Fannie Mae UMBS
3.500% due 03/01/2048	9,080	9,341

Fannie Mae UMBS, TBA
3.500% due 08/01/2049 - 09/01/2049	66,400	67,847
4.000% due 08/01/2049	27,400	28,306

Freddie Mac
1.854% due 01/15/2038 ~(a)	347	23
2.859% due 01/15/2038	347	346
2.894% due 12/15/2032 •	5	5
2.994% due 12/15/2037 •	7	7
3.704% due 10/25/2044 •	34	35
4.629% due 04/01/2035 •	41	43
4.744% due 02/01/2029 •	1	1
4.750% due 03/01/2035 •	5	5

Ginnie Mae
3.267% due 06/20/2066 •	1,590	1,603
3.309% due 05/20/2066	2,299	2,317
3.359% due 11/20/2066	662	668
3.625% due 04/20/2028 - 06/20/2030 •	2	2

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NCUA Guaranteed Notes
2.889% due 11/05/2020 •		$594	$595
2.979% due 12/08/2020 •		179	180

			111,503

U.S. TREASURY OBLIGATIONS 7.0%

U.S. Treasury Inflation Protected Securities (f)
0.125% due 01/15/2022 (n)		113	112
0.125% due 04/15/2022 (l)(n)		2,311	2,294
0.125% due 07/15/2024 (n)		75	75
0.375% due 07/15/2025 (j)(l)		8,964	9,067
0.500% due 01/15/2028 (j)		9,219	9,374
0.625% due 04/15/2023 (l)		617	625
0.625% due 01/15/2026 (n)		215	220
1.000% due 02/15/2048 (j)		2,487	2,619
1.375% due 02/15/2044 (n)		877	997
2.000% due 01/15/2026 (n)		129	143
2.500% due 01/15/2029 (n)		1,250	1,504
3.875% due 04/15/2029 (n)		777	1,041

U.S. Treasury Notes
2.250% due 11/15/2025 (n)		100	102
2.625% due 06/15/2021		300	305
2.875% due 04/30/2025 (j)(l)(n)		10,600	11,214

			39,692

Total United States (Cost $266,375)			272,435

SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS (i) 0.2%
			1,061

SOUTH AFRICA TREASURY BILLS 0.4%
7.511% due 12/04/2019 (d)(e)	ZAR	31,300	2,161

Total Short-Term Instruments (Cost $3,143)			3,222

Total Investments in Securities (Cost $651,260)			667,977

		SHARES
INVESTMENTS IN AFFILIATES 5.1%

SHORT-TERM INSTRUMENTS 5.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.1%

PIMCO Short Asset Portfolio		2,862,325	28,469

PIMCO Short-Term Floating NAV Portfolio III		58,281	576

Total Short-Term Instruments (Cost $29,142)			29,045

Total Investments in Affiliates (Cost $29,142)			29,045

Total Investments 123.6% (Cost $680,402)			$697,022

Financial Derivative Instruments (k)(m) (0.4)% (Cost or Premiums, net $5,687)			(2,730)

Other Assets and Liabilities, net (23.2)%			(130,520)

Net Assets 100.0%			$563,772

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	06/28/2019	07/01/2019	$1,061	U.S. Treasury Notes 2.250% due 03/31/2021	$(1,084)	$1,061	$1,061

Total Repurchase Agreements						$(1,084)	$1,061	$1,061

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
CIB	2.600%	05/30/2019	07/10/2019	$(3,697)	$(3,706)
GRE	2.610	05/29/2019	07/10/2019	(7,799)	(7,817)
RCY	2.610	06/05/2019	08/02/2019	(14,114)	(14,141)

Total Reverse Repurchase Agreements					$(25,664)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
UBS	2.600%	06/11/2019	07/30/2019	$(1,068)	$(1,070)

Total Sale-Buyback Transactions					$(1,070)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(4)
Canada (1.7)%
Sovereign Issues (1.7)%
Canadian Government Bond	2.750%	12/01/2048	CAD 10,100	$(9,380)	$(9,636)

Total Short Sales (1.7)%				$(9,380)	$(9,636)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	19

Schedule of Investments PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
CIB	$0	$(3,706)	$0	$0	$(3,706)	$3,742	$36
FICC	1,061	0	0	0	1,061	(1,084)	(23)
GRE	0	(7,817)	0	0	(7,817)	7,969	152
RCY	0	(14,141)	0	0	(14,141)	14,132	(9)

Master Securities Forward Transaction Agreement
TDM	0	0	0	(9,636)	(9,636)	0	(9,636)
UBS	0	0	(1,070)	0	(1,070)	1,072	2

Total Borrowings and Other Financing Transactions	$1,061	$(25,664)	$(1,070)	$(9,636)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(11,523)	$(14,141)	$0	$(25,664)

Total	$0	$(11,523)	$(14,141)	$0	$(25,664)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(1,070)	0	0	(1,070)

Total	$0	$(1,070)	$0	$0	$(1,070)

Total Borrowings	$0	$(12,593)	$(14,141)	$0	$(26,734)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(26,734)

(j)	Securities with an aggregate market value of $27,185 have been pledged as collateral under the terms of the above master agreements as of June 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2019 was $(8,420) at a weighted average interest rate of 2.321%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(2) of deferred price drop.
(4)	Payable for short sales includes $22 of accrued interest.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note September 2019 Futures	$115.000	08/23/2019	146	$146	$1	$0

Total Purchased Options					$1	$0

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note August 2019 Futures	$125.500	07/26/2019	72	$72	$(24)	$(4)
Call - CBOT U.S. Treasury 10-Year Note August 2019 Futures	127.000	07/26/2019	37	37	(15)	(45)
Call - CBOT U.S. Treasury 10-Year Note August 2019 Futures	129.000	07/26/2019	72	72	(25)	(19)

Total Written Options					$(64)	$(68)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Note September Futures	09/2019	242	$ 19,538	$33	$5	$(28)
Australia Government 10-Year Bond September Futures	09/2019	23	2,320	11	5	(13)
Canada Government 10-Year Bond September Futures	09/2019	86	9,386	177	22	(3)
Euro-Bobl September Futures	09/2019	188	28,740	162	26	0
Euro-BTP Italy Government Bond September Futures	09/2019	17	2,596	95	12	0
Euro-Bund 10-Year Bond September Futures	09/2019	2	393	4	1	0
Euro-Buxl 30-Year Bond September Futures	09/2019	20	4,614	128	4	(4)
Euro-Schatz September Futures	09/2019	349	44,560	64	12	0
Put Options Strike @ EUR 160.000 on Euro-Bund 10-Year Bond September 2019 Futures(1)	08/2019	2	0	0	0	0
U.S. Treasury 5-Year Note September Futures	09/2019	441	52,107	745	0	0
U.S. Treasury 10-Year Note September Futures	09/2019	216	27,641	329	7	0
U.S. Treasury Ultra Long-Term Bond September Futures	09/2019	27	4,794	182	0	(5)
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	09/2019	741	116,706	424	0	0
United Kingdom Long Gilt September Futures	09/2019	82	13,569	30	0	(26)

				$ 2,384	$ 94	$ (79)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-OAT France Government 10-Year Bond September Futures	09/2019	235	$ (44,056)	$(898)	$0	$(64)
U.S. Treasury 2-Year Note September Futures	09/2019	25	(5,379)	(38)	1	0
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	09/2020	741	(116,753)	(770)	23	(6)

				$(1,706)	$24	$(70)

Total Futures Contracts				$678	$118	$(149)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2019(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
BASF SE	(1.000)%	Quarterly	12/20/2020	0.074%	EUR	200	$(6)	$3	$(3)	$0	$0
Reynolds American, Inc.	(1.000)	Quarterly	12/20/2020	0.141	$	700	(15)	6	(9)	0	0
United Utilities PLC	(1.000)	Quarterly	12/20/2020	0.140	EUR	200	(5)	2	(3)	0	0

							$(26)	$11	$(15)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(3)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2019(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Berkshire Hathaway, Inc.	1.000%	Quarterly	12/20/2022	0.285%	$	700	$13	$4	$17	$0	$0
Daimler AG	1.000	Quarterly	12/20/2020	0.173	EUR	200	5	(2)	3	0	0
Shell International Finance BV	1.000	Quarterly	12/20/2026	0.494		500	18	4	22	1	0
Tesco PLC	1.000	Quarterly	06/20/2022	0.459		800	0	15	15	0	0
Tesco PLC	1.000	Quarterly	06/20/2025	1.213		400	(13)	7	(6)	0	0

							$23	$28	$51	$1	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
Index/Tranches									Asset	Liability
CDX.IG-32 10-Year Index	(1.000)%	Quarterly	06/20/2029	$	21,500	$87	$(36)	$51	$0	$(14)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	21

Schedule of Investments PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
Index/Tranches									Asset	Liability
CDX.IG-32 5-Year Index	1.000%	Quarterly	06/20/2024	$	14,500	$286	$27	$313	$7	$0
iTraxx Crossover 31 5-Year Index	5.000	Quarterly	06/20/2024	EUR	1,000	126	5	131	7	0
iTraxx Europe Main 31 5-Year Index	1.000	Quarterly	06/20/2024		8,000	194	26	220	14	0

						$606	$58	$664	$28	$0

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.117%	Quarterly	03/02/2020	$	33,900	$0	$10	$10	$2	$0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.091%	Quarterly	03/18/2022		132,700	(1)	14	13	12	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.084%	Quarterly	04/26/2022		30,400	0	6	6	4	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.070%	Quarterly	06/12/2022		3,900	0	4	4	1	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.084%	Quarterly	06/12/2022		5,100	0	4	4	1	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.085%	Quarterly	06/19/2022		19,800	(2)	16	14	4	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.086%	Quarterly	04/12/2023		12,500	0	3	3	3	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.073%	Quarterly	04/27/2023		17,000	0	3	3	2	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.088%	Quarterly	05/23/2029		4,800	0	(1)	(1)	0	0

						$(3)	$59	$56	$29	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.673%	Annual	04/30/2025		1,100	$0	$(69)	$(69)	$1	$0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.683	Annual	04/30/2025		3,500	1	(224)	(223)	5	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.684	Annual	04/30/2025		1,200	0	(76)	(76)	2	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.696	Annual	04/30/2025		1,100	0	(71)	(71)	1	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.710	Annual	04/30/2025		1,200	0	(78)	(78)	2	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.714	Annual	04/30/2025		2,300	0	(150)	(150)	3	0
Receive	1-Year BRL-CDI	6.370	Maturity	01/02/2020	BRL	110,800	0	(50)	(50)	0	(4)
Receive	1-Year BRL-CDI	6.450	Maturity	01/02/2020		169,000	(2)	(101)	(103)	0	(6)
Pay	1-Year BRL-CDI	8.880	Maturity	01/04/2021		800	1	12	13	0	0
Pay	3-Month CAD-Bank Bill	2.500	Semi-Annual	06/19/2029	CAD	24,200	301	824	1,125	65	0
Pay	3-Month CAD-Bank Bill	1.750	Semi-Annual	12/16/2046		600	(86)	51	(35)	5	0
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		11,000	7	1,281	1,288	97	0
Pay	3-Month CHF-LIBOR	0.050	Annual	03/16/2026	CHF	1,400	(24)	81	57	2	0
Pay	3-Month NZD-BBR	2.500	Semi-Annual	02/14/2020	NZD	7,520	9	59	68	0	0
Pay	3-Month PLN-WIBOR	2.405	Annual	01/30/2029	PLN	1,700	0	14	14	0	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/20/2019	$	25,300	220	(189)	31	2	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	06/20/2020		63,700	1,091	(903)	188	14	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2020		46,900	319	(904)	(585)	15	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		2,800	128	(156)	(28)	3	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2023		9,200	479	(477)	2	9	0
Receive	3-Month USD-LIBOR	2.460	Semi-Annual	04/09/2024		4,500	(8)	(134)	(142)	4	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		5,200	(280)	(28)	(308)	5	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026		5,900	(168)	(284)	(452)	7	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		7,200	580	(523)	57	10	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		34,600	1,832	(2,777)	(945)	57	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		22,300	(753)	(1,373)	(2,126)	41	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		8,700	269	(1,239)	(970)	52	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		4,000	445	(674)	(229)	24	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048		7,100	195	(1,401)	(1,206)	46	0
Receive(7)	3-Month USD-LIBOR	2.953	Semi-Annual	11/12/2049		800	(5)	(123)	(128)	5	0
Receive(7)	3-Month USD-LIBOR	2.955	Semi-Annual	11/12/2049		2,900	(20)	(446)	(466)	19	0
Receive(7)	3-Month USD-LIBOR	3.000	Semi-Annual	12/18/2049		400	(73)	2	(71)	3	0
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	06/20/2023	ZAR	7,600	4	3	7	1	0
Pay	6-Month CZK-PRIBOR	1.913	Annual	01/30/2029	CZK	13,900	0	18	18	1	0

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(7)	6-Month EUR-EURIBOR	0.000%	Annual	09/18/2021	EUR	60,900	$(384)	$(170)	$(554)	$0	$(35)
Receive(7)	6-Month EUR-EURIBOR	0.000	Annual	12/18/2021		31,100	(260)	(20)	(280)	0	(17)
Pay(7)	6-Month EUR-EURIBOR	0.250	Annual	09/18/2024		60,400	252	1,371	1,623	125	0
Pay(7)	6-Month EUR-EURIBOR	0.000	Annual	12/18/2024		20,400	123	98	221	41	0
Pay(7)	6-Month EUR-EURIBOR	1.000	Annual	03/08/2029		11,500	(55)	368	313	24	0
Pay(7)	6-Month EUR-EURIBOR	1.310	Annual	06/19/2029		23,500	768	228	996	48	0
Pay(7)	6-Month EUR-EURIBOR	0.750	Annual	09/18/2029		26,400	232	1,446	1,678	106	0
Pay(7)	6-Month EUR-EURIBOR	0.500	Annual	12/18/2029		20,700	401	239	640	79	0
Pay(7)	6-Month EUR-EURIBOR	1.250	Annual	09/18/2049		500	77	7	84	4	0
Pay(7)	6-Month GBP-LIBOR	1.000	Semi-Annual	09/18/2021	GBP	17,400	(63)	137	74	0	0
Pay(7)	6-Month GBP-LIBOR	1.000	Semi-Annual	12/18/2024		19,300	78	22	100	0	(13)
Pay(7)	6-Month GBP-LIBOR	1.000	Semi-Annual	12/18/2029		1,100	(5)	(4)	(9)	0	(1)
Pay(7)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2049		3,200	(51)	327	276	0	(15)
Pay(7)	6-Month GBP-LIBOR	1.250	Semi-Annual	12/18/2049		400	8	(7)	1	0	(2)
Pay	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028	JPY	164,000	47	7	54	1	0
Pay	6-Month JPY-LIBOR	0.200	Semi-Annual	06/19/2029		420,000	45	26	71	4	0
Pay	6-Month JPY-LIBOR	0.400	Semi-Annual	06/19/2039		130,881	(2)	30	28	2	0
Pay	6-Month JPY-LIBOR	0.500	Semi-Annual	06/19/2049		960,000	(80)	369	289	19	0
Pay	28-Day MXN-TIIE	7.278	Lunar	03/22/2022	MXN	21,800	(5)	3	(2)	6	0
Pay	28-Day MXN-TIIE	7.317	Lunar	03/23/2022		18,100	(3)	2	(1)	5	0
Pay	28-Day MXN-TIIE	5.825	Lunar	01/12/2023		27,400	(95)	26	(69)	8	0

							$5,490	$(5,600)	$(110)	$973	$(93)

Total Swap Agreements							$6,177	$(5,480)	$697	$1,031	$(107)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value		Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options		Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$118	$1,031	$1,149		$(68)	$(149)	$(107)	$(324)

(l)

Securities with an aggregate market value of $7,018 and cash of $2,515 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)	Future styled option.
(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	23

Schedule of Investments PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2019	AUD	791		$543	$0	$(13)
	07/2019	CAD	1,486		1,118	0	(17)
	07/2019	EUR	1,466		1,662	0	(5)
	07/2019	JPY	66,600		615	0	(3)
	07/2019		$2,258	AUD	3,241	17	0
	07/2019		3,587	CAD	4,718	16	0
	07/2019		41	EUR	36	0	0
	07/2019		540	GBP	425	0	0
	07/2019		19	NOK	166	0	0
	07/2019		2,773	NZD	4,264	91	0
	08/2019	CAD	4,718		$3,590	0	(16)
	09/2019	SGD	3,731		2,726	0	(35)
	09/2019		$2,050	IDR	30,185,831	66	0
	03/2020	RON	1,843	EUR	371	0	(9)

BPS	07/2019	AUD	3,232		$2,250	0	(19)
	07/2019	CAD	2,869		2,154	0	(37)
	07/2019	CHF	1,547		1,579	3	(10)
	07/2019	DKK	3,665		558	0	(1)
	07/2019	EUR	9,602		10,810	7	(116)
	07/2019	GBP	579		738	3	0
	07/2019	JPY	58,619		549	5	0
	07/2019	NOK	2,269		260	0	(6)
	07/2019		$7	ARS	355	1	0
	07/2019		834	CNH	5,716	0	(2)
	07/2019		8,581	EUR	7,608	73	(3)
	07/2019		36,775	GBP	28,997	51	0
	07/2019		5,403	JPY	581,785	0	(7)
	07/2019		3,053	NOK	26,090	6	(1)
	08/2019	EUR	1,980		$2,261	3	0
	08/2019	GBP	28,549		36,265	0	(47)
	08/2019	JPY	301,985		2,812	4	0
	08/2019	NOK	14,275		1,676	1	0
	08/2019		$194	ARS	8,661	0	(1)
	08/2019		4,020	MXN	78,882	60	0
	08/2019		2,837	SEK	26,270	0	(1)
	09/2019	CNH	21,018		$3,057	0	(1)
	09/2019	EUR	52	TRY	353	0	(1)
	09/2019	KRW	136,005		$115	0	(3)
	09/2019		$2,644	CNH	18,338	24	0
	09/2019		780	IDR	11,259,890	9	0
	09/2019		77	PEN	260	2	0
	10/2019	INR	147,634		$2,098	0	(13)
	03/2020	RON	1,606	EUR	323	0	(9)
	05/2020		$4,740	INR	348,248	121	0

BRC	07/2019	DKK	13,035		$1,985	1	(1)
	07/2019		$630	CLP	437,472	16	0
	07/2019		582	PEN	1,945	8	0
	08/2019		691	HKD	5,405	1	0
	12/2019	HKD	5,405		$691	0	(2)
	04/2020	INR	349,803		4,822	0	(65)

CBK	07/2019	AUD	1,847		1,287	0	(10)
	07/2019	CAD	1,630		1,209	0	(36)
	07/2019	CHF	1,672		1,677	0	(36)
	07/2019	CNH	6,175		916	17	0
	07/2019	DKK	28,750		4,374	3	(8)
	07/2019	EUR	19,747		22,389	3	(78)
	07/2019	GBP	565		715	0	(2)
	07/2019	NOK	35,360		4,110	7	(41)
	07/2019	PEN	1,945		590	0	0
	07/2019	SEK	21,286		2,265	0	(28)
	07/2019		$1,678	AUD	2,412	16	0
	07/2019		1,121	CAD	1,476	7	(1)
	07/2019		834	CNH	5,716	0	(2)
	07/2019		23,241	DKK	152,810	38	0
	07/2019		115,440	EUR	101,645	141	0
	07/2019		2,409	GBP	1,898	3	(2)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	07/2019		$570	JPY	61,638	$2	$0
	07/2019		2,110	PLN	7,873	0	0
	07/2019		4,508	SEK	42,232	41	(1)
	07/2019		232	TRY	1,350	0	0
	08/2019	CAD	741		$567	1	0
	08/2019	EUR	87,848		100,094	0	(55)
	08/2019	MXN	60,492		3,056	0	(73)
	08/2019		$1,286	HKD	10,068	3	0
	08/2019		2,459	NOK	20,895	0	(7)
	09/2019	CNH	46,098		$6,642	0	(64)
	09/2019	EUR	188	TRY	1,277	0	(2)
	09/2019		$2,645	COP	8,925,642	119	0
	09/2019		588	PEN	1,945	0	0
	10/2019	DKK	152,810		$23,420	0	(38)
	10/2019		$1,137	PEN	3,823	19	0
	10/2019		1,207	RON	5,174	35	0
	12/2019	HKD	10,068		$1,287	0	(4)
	03/2020	RON	1,618	EUR	326	0	(9)

DUB	07/2019		$570	TRY	3,301	0	(1)
	09/2019		461	CNH	3,193	4	0
	09/2019		10	IDR	144,360	0	0

FBF	11/2019		201	TWD	6,280	3	0
	12/2019	ZAR	30,170		$1,999	0	(102)

GLM	07/2019	CHF	534		550	3	0
	07/2019	CLP	826,216		1,219	0	(1)
	07/2019	DKK	1,130		171	0	(2)
	07/2019	EUR	66,999		74,800	0	(1,384)
	07/2019		$82	CLP	57,023	2	0
	07/2019		559	NZD	849	12	0
	08/2019	MXN	17,912		$901	0	(25)
	08/2019		$2,926	BRL	11,243	0	(6)
	08/2019		4,784	RUB	314,972	157	0
	09/2019	CNH	3,193		$460	0	(4)
	09/2019	JPY	1,210,000		11,248	0	(37)
	09/2019		$1,219	CLP	826,216	1	0
	03/2020	EUR	242	RON	1,178	1	0

HUS	07/2019	CNH	39,550		$5,793	37	0
	07/2019	EUR	2,196	RON	10,413	4	0
	07/2019	KRW	1,165		$1	0	0
	07/2019	NZD	1,708		1,131	0	(16)
	07/2019		$1,828	CAD	2,440	35	0
	07/2019		5,999	CNH	41,175	0	(6)
	07/2019		50,658	JPY	5,451,600	0	(94)
	07/2019		2,227	NOK	19,401	48	0
	07/2019		705	TRY	4,080	0	(2)
	08/2019	JPY	5,451,600		$50,778	92	0
	08/2019		$1,523	HKD	11,929	5	0
	08/2019		408	MXN	7,860	0	(1)
	09/2019	CNH	124,454		$17,910	0	(196)
	09/2019		$4,475	CNH	30,811	14	(7)
	09/2019		297	IDR	4,291,410	4	0
	10/2019	INR	119,147		$1,621	0	(83)
	10/2019	MXN	7,860		404	1	0
	10/2019	RON	10,413	EUR	2,176	0	(4)
	10/2019		$3,681	INR	266,780	134	0
	10/2019		1,210	RON	5,162	29	0
	11/2019	TWD	67,162		$2,146	0	(36)
	11/2019		$801	TWD	24,971	10	0
	12/2019	HKD	20,714		$2,649	0	(5)
	04/2020		$4,767	INR	349,802	120	0

IND	07/2019	SEK	230,182		$24,013	0	(775)

JPM	07/2019	CHF	1,115		1,114	0	(29)
	07/2019	CNH	1,835		270	3	0
	07/2019	DKK	109,464		16,711	41	(6)
	07/2019	EUR	17,228		19,459	0	(131)
	07/2019	GBP	1,728		2,175	0	(19)
	07/2019	INR	334,170		4,764	0	(78)
	07/2019	JPY	5,787,747		53,122	0	(560)
	07/2019	KRW	361,088		310	0	(2)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	25

Schedule of Investments PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	07/2019		$150	CAD	200	$3	$0
	07/2019		5,079	CHF	4,981	27	(3)
	07/2019		272	CLP	189,149	7	0
	07/2019		390	DKK	2,570	2	0
	07/2019		1,681	GBP	1,334	13	0
	07/2019		2,498	INR	173,974	23	0
	07/2019		1,312	NOK	11,155	0	(4)
	07/2019		655	PLN	2,446	0	0
	07/2019		562	SEK	5,339	13	0
	07/2019		252	TRY	1,463	0	0
	07/2019		2,673	ZAR	38,921	89	0
	08/2019	CHF	2,737		$2,816	3	0
	08/2019	MXN	8,566		432	0	(11)
	09/2019	CNH	4,605		664	0	(6)
	09/2019		$1,093	IDR	15,778,468	13	0
	10/2019	PEN	7,574		$2,272	0	(18)
	10/2019		$1,271	DKK	8,275	0	(1)
	10/2019		401	MXN	7,860	2	0
	11/2019	TWD	7,895		$252	0	(5)
	05/2020	INR	173,974		2,414	0	(14)

MSB	07/2019	CNH	5,047		739	4	0
	07/2019	EUR	87	RON	414	0	0
	07/2019	RUB	136,534		$2,103	0	(52)
	09/2019		$1,443	RUB	95,464	51	0
	03/2020	RON	1,621	EUR	326	0	(9)

MYI	07/2019	AUD	1,621		$1,130	0	(8)
	07/2019	CHF	577		579	0	(12)
	07/2019	NOK	19,183		2,261	12	0
	08/2019		$806	HKD	6,312	2	0
	12/2019	HKD	6,312		$807	0	(2)
	06/2021		$38	EUR	30	0	(3)

NGF	09/2019	TRY	1,633		240	2	0

RBC	09/2019		$11,298	JPY	1,210,000	0	(12)

RYL	07/2019		11	EUR	10	0	0
	09/2019	CNH	548		$80	0	0

SCX	07/2019	CAD	3,113		2,327	0	(51)
	07/2019	GBP	30,517		38,634	4	(124)
	07/2019	JPY	303,881		2,801	0	(18)
	07/2019	KRW	1,484,210		1,274	0	(9)
	07/2019		$2,767	GBP	2,191	15	0
	07/2019		1,125	JPY	121,824	5	0
	07/2019		1,453	RUB	96,380	69	0
	07/2019		24,821	SEK	230,182	0	(34)
	08/2019	SEK	230,182		$24,879	33	0
	08/2019		$1,694	GBP	1,329	0	(4)
	09/2019	CNH	5,340		$770	0	(7)
	09/2019		$1,120	CNH	7,744	7	0
	11/2019	TWD	9,851		$315	0	(5)
	11/2019		$1,709	TWD	53,149	18	0

SOG	07/2019	PLN	6,770		$1,798	0	(16)
	07/2019	RON	10,827	EUR	2,223	0	(73)

SSB	07/2019		$3,962		3,500	27	0
	07/2019		2,305	INR	160,196	16	0
	08/2019	HKD	42,331		$5,412	0	(8)
	05/2020	INR	174,274		2,424	0	(8)

TOR	07/2019		$206	CLP	142,573	4	0

UAG	07/2019	NZD	3,393		$2,247	0	(33)
	07/2019	SEK	26,285		2,835	4	0
	07/2019	TRY	10,194		1,711	0	(45)
	07/2019		$2,310	EUR	2,059	31	0
	08/2019	HKD	7,482		$957	0	(1)
	08/2019		$2,842	SEK	26,285	0	(4)
	09/2019	KRW	8,148,451		$7,057	2	(1)
	03/2020	EUR	1,132	RON	5,509	3	0

Total Forward Foreign Currency Contracts						$2,308	$(5,154)

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
HUS	Call - OTC AUD versus CAD	CAD	0.940	09/13/2019	4,000	$11	$9
	Call - OTC USD versus INR	INR	82.000	10/16/2019	8,600	61	1

						$72	$10

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
MYC	Put - OTC 2-Year Interest Rate Swap	3-Month JPY-LIBOR	Receive	0.147%	06/29/2020	459,000	$5	$5

Total Purchased Options							$77	$15

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900%	08/21/2019	1,000	$ (1)	$ 0

CBK	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950	08/21/2019	1,200	(1)	0

DUB	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950	09/18/2019	1,100	(1)	0

FBF	Put - OTC CDX.IG-32 5-Year Index	Sell	1.050	09/18/2019	300	(1)	0

GST	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400	09/18/2019	1,200	(2)	0
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	08/21/2019	2,300	(2)	(1)
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950	09/18/2019	1,400	(2)	(1)
	Put - OTC iTraxx Europe 30 5-Year Index	Sell	2.400	09/18/2019	1,400	(3)	0

MYC	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	08/21/2019	1,100	(1)	0

						$ (14)	$ (2)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Put - OTC USD versus COP	COP	3,165.000	08/29/2019	1,830	$(15)	$(14)
	Put - OTC USD versus ZAR	ZAR	14.200	07/18/2019	1,370	(8)	(23)

HUS	Put - OTC AUD versus CAD	CAD	0.905	09/13/2019	4,000	(12)	(14)
	Put - OTC USD versus CNH	CNH	6.795	07/22/2019	2,810	(7)	(7)
	Call - OTC USD versus CNH		6.945	07/22/2019	2,810	(5)	(8)

						$(47)	$(66)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Put - OTC 2-Year Interest Rate Swap	3-Month JPY-LIBOR	Pay	0.047%	06/29/2020	918,000	$(3)	$(3)

Total Written Options							$(64)	$(71)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2019(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BOA	Japan Government International Bond	(1.000)%	Quarterly	06/20/2022	0.103%	$	200	$(7)	$2	$0	$(5)

BPS	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.103		1,700	(61)	16	0	(45)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.245		3,000	(73)	(15)	0	(88)

BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.329		800	(15)	(6)	0	(21)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.103		1,200	(41)	9	0	(32)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	27

Schedule of Investments PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2019(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
	South Korea Government International Bond	(1.000)%	Quarterly	06/20/2023	0.245%	$	2,000	$(51)	$(8)	$0	$(59)

CBK	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.103		1,000	(35)	8	0	(27)

GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.329		1,600	(31)	(11)	0	(42)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.103		1,700	(60)	15	0	(45)

HUS	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.245		800	(20)	(4)	0	(24)

JPM	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.245		200	(5)	(1)	0	(6)

								$(399)	$5	$0	$(394)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2019(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
GST	South Africa Government International Bond	1.000%	Quarterly	06/20/2024	1.673%	$	900	$(40)	$12	$0	$(28)

JPM	South Africa Government International Bond	1.000	Quarterly	06/20/2023	1.389		400	(20)	15	0	(5)

								$(60)	$27	$0	$(33)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Pay	1-Year ILS-TELBOR	1.180%	Annual	01/30/2024	ILS	8,500	$0	$61	$61	$0
	Pay	1-Year ILS-TELBOR	1.786	Annual	05/01/2029		1,400	0	12	12	0

CBK	Pay	1-Year ILS-TELBOR	1.755	Annual	04/29/2029		2,100	0	16	16	0

GLM	Pay	1-Year ILS-TELBOR	1.780	Annual	04/22/2029		1,800	0	16	16	0
	Pay	1-Year ILS-TELBOR	1.779	Annual	04/30/2029		1,800	0	15	15	0

HUS	Pay	1-Year ILS-TELBOR	1.785	Annual	04/25/2029		800	0	7	7	0

JPM	Pay	1-Year ILS-TELBOR	1.775	Annual	04/25/2029		2,100	1	17	18	0

								$1	$144	$145	$0

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BRC	Receive	iBoxx USD Liquid High Yield Index	N/A	2.387% (3-Month USD-LIBOR)	Maturity	03/20/2020	$	2,600	$16	$(89)	$0	$(73)

GST	Receive	iBoxx USD Liquid High Yield Index	N/A	2.387% (3-Month USD-LIBOR)	Maturity	09/20/2019		1,800	0	(133)	0	(133)
	Receive	iBoxx USD Liquid High Yield Index	N/A	2.387% (3-Month USD-LIBOR)	Maturity	12/20/2019		1,000	0	(61)	0	(61)

JPM	Receive	iBoxx USD Liquid High Yield Index	N/A	2.387% (3-Month USD-LIBOR)	Maturity	09/20/2019		1,200	1	(70)	0	(69)

MYC	Receive	iBoxx USD Liquid High Yield Index	N/A	2.387% (3-Month USD-LIBOR)	Maturity	09/20/2019		600	1	(36)	0	(35)

									$18	$(389)	$0	$(371)

Total Swap Agreements									$(440)	$(213)	$145	$(798)

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
BOA	$190	$0	$0	$190	$(98)	$0	$(5)	$(103)	$87	$0	$87
BPS	373	0	73	446	(278)	0	(133)	(411)	35	(270)	(235)
BRC	26	0	0	26	(68)	0	(185)	(253)	(227)	0	(227)
CBK	455	0	16	471	(497)	0	(27)	(524)	(53)	0	(53)
DUB	4	0	0	4	(1)	0	0	(1)	3	0	3
FBF	3	0	0	3	(102)	0	0	(102)	(99)	0	(99)
GLM	176	0	31	207	(1,459)	(37)	0	(1,496)	(1,289)	1,374	85
GST	0	0	0	0	0	(2)	(309)	(311)	(311)	284	(27)
HUS	533	10	7	550	(450)	(29)	(24)	(503)	47	140	187
IND	0	0	0	0	(775)	0	0	(775)	(775)	759	(16)
JPM	239	0	18	257	(887)	0	(80)	(967)	(710)	764	54
MSB	55	0	0	55	(61)	0	0	(61)	(6)	0	(6)
MYC	0	5	0	5	0	(3)	(35)	(38)	(33)	(397)	(430)
MYI	14	0	0	14	(25)	0	0	(25)	(11)	0	(11)
NGF	2	0	0	2	0	0	0	0	2	0	2
RBC	0	0	0	0	(12)	0	0	(12)	(12)	0	(12)
SCX	151	0	0	151	(252)	0	0	(252)	(101)	0	(101)
SOG	0	0	0	0	(89)	0	0	(89)	(89)	0	(89)
SSB	43	0	0	43	(16)	0	0	(16)	27	0	27
TOR	4	0	0	4	0	0	0	0	4	0	4
UAG	40	0	0	40	(84)	0	0	(84)	(44)	0	(44)

Total Over the Counter	$2,308	$15	$145	$2,468	$(5,154)	$(71)	$(798)	$(6,023)

(n)

Securities with an aggregate market value of $3,354 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Receive represents that the Portfolio receives payments for any positive net return on the underlying reference. The Portfolio makes payments for any negative net return on such underlying reference. Pay represents that the Portfolio receives payments for any negative net return on the underlying reference. The Portfolio makes payments for any positive net return on such underlying reference.

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	29

Schedule of Investments PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$118	$118
Swap Agreements	0	29	0	0	1,002	1,031

	$0	$29	$0	$0	$1,120	$1,149

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,308	$0	$2,308
Purchased Options	0	0	0	10	5	15
Swap Agreements	0	0	0	0	145	145

	$0	$0	$0	$2,318	$150	$2,468

	$0	$29	$0	$2,318	$1,270	$3,617

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$68	$68
Futures	0	0	0	0	149	149
Swap Agreements	0	14	0	0	93	107

	$0	$14	$0	$0	$310	$324

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,154	$0	$5,154
Written Options	0	2	0	66	3	71
Swap Agreements	0	427	0	0	371	798

	$0	$429	$0	$5,220	$374	$6,023

	$0	$443	$0	$5,220	$684	$6,347

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(3)	$(3)
Written Options	0	0	0	0	61	61
Futures	0	0	0	0	652	652
Swap Agreements	0	(379)	0	0	6,402	6,023

	$0	$(379)	$0	$0	$7,112	$6,733

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,479	$0	$11,479
Purchased Options	0	0	0	(59)	0	(59)
Written Options	0	51	0	140	9	200
Swap Agreements	0	(130)	0	(4,442)	168	(4,404)

	$0	$(79)	$0	$7,118	$177	$7,216

	$0	$(458)	$0	$7,118	$7,289	$13,949

30	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Written Options	0	0	0	0	(4)	(4)
Futures	0	0	0	0	1,238	1,238
Swap Agreements	0	(1,536)	0	0	(4,655)	(6,191)

	$0	$(1,536)	$0	$0	$(3,420)	$(4,956)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(905)	$0	$(905)
Purchased Options	0	0	0	(51)	0	(51)
Written Options	0	20	0	13	0	33
Swap Agreements	0	44	0	736	(150)	630

	$0	$64	$0	$(207)	$(150)	$(293)

	$0	$(1,472)	$0	$(207)	$(3,570)	$(5,249)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$692	$0	$692
Australia
Asset-Backed Securities	0	410	0	410
Corporate Bonds & Notes	0	313	0	313
Sovereign Issues	0	107	0	107
Brazil
Corporate Bonds & Notes	0	3,105	0	3,105
Canada
Corporate Bonds & Notes	0	9,281	0	9,281
Non-Agency Mortgage-Backed Securities	0	984	0	984
Sovereign Issues	0	2,287	0	2,287
Cayman Islands
Asset-Backed Securities	0	14,174	0	14,174
Corporate Bonds & Notes	0	6,662	0	6,662
China
Sovereign Issues	0	20,287	0	20,287
Denmark
Corporate Bonds & Notes	0	25,022	0	25,022
France
Corporate Bonds & Notes	0	3,625	0	3,625
Sovereign Issues	0	12,276	0	12,276
Germany
Corporate Bonds & Notes	0	15,384	0	15,384
Guernsey, Channel Islands
Corporate Bonds & Notes	0	830	0	830
Hong Kong
Corporate Bonds & Notes	0	425	0	425
India
Corporate Bonds & Notes	0	406	0	406
Indonesia
Corporate Bonds & Notes	0	316	0	316
Ireland
Asset-Backed Securities	0	4,500	0	4,500
Corporate Bonds & Notes	0	2,531	0	2,531
Sovereign Issues	0	1,054	0	1,054
Israel
Sovereign Issues	0	858	0	858
Italy
Corporate Bonds & Notes	0	1,372	0	1,372
Sovereign Issues	0	15,914	0	15,914
Japan
Corporate Bonds & Notes	0	8,510	0	8,510
Sovereign Issues	0	67,102	0	67,102

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Kuwait
Sovereign Issues	$0	$3,188	$0	$3,188
Lithuania
Sovereign Issues	0	1,063	0	1,063
Luxembourg
Asset-Backed Securities	0	142	0	142
Corporate Bonds & Notes	0	1,588	0	1,588
Multinational
Corporate Bonds & Notes	0	900	0	900
Netherlands
Asset-Backed Securities	0	2,101	0	2,101
Corporate Bonds & Notes	0	7,825	0	7,825
Norway
Corporate Bonds & Notes	0	1,636	0	1,636
Sovereign Issues	0	221	0	221
Peru
Sovereign Issues	0	3,803	0	3,803
Poland
Sovereign Issues	0	1,794	0	1,794
Qatar
Corporate Bonds & Notes	0	404	0	404
Sovereign Issues	0	9,025	0	9,025
Saudi Arabia
Corporate Bonds & Notes	0	404	0	404
Sovereign Issues	0	8,093	0	8,093
Singapore
Corporate Bonds & Notes	0	3,428	0	3,428
Slovenia
Sovereign Issues	0	1,597	0	1,597
South Korea
Corporate Bonds & Notes	0	398	0	398
Sovereign Issues	0	11,805	0	11,805
Spain
Asset-Backed Securities	0	125	0	125
Corporate Bonds & Notes	0	4,668	0	4,668
Sovereign Issues	0	23,130	0	23,130
Supranational
Corporate Bonds & Notes	0	606	0	606
Sweden
Corporate Bonds & Notes	0	22,877	0	22,877
Switzerland
Corporate Bonds & Notes	0	3,360	0	3,360
Sovereign Issues	0	472	0	472
United Arab Emirates
Corporate Bonds & Notes	0	701	0	701
Sovereign Issues	0	1,440	0	1,440

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	31

Schedule of Investments PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

June 30, 2019 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
United Kingdom
Corporate Bonds & Notes	$0	$33,010	$0	$33,010
Non-Agency Mortgage-Backed Securities	0	19,498	0	19,498
Preferred Securities	0	185	0	185
Sovereign Issues	0	4,406	0	4,406
United States
Asset-Backed Securities	0	35,737	0	35,737
Corporate Bonds & Notes	0	74,707	1,402	76,109
Loan Participations and Assignments	0	1,064	0	1,064
Non-Agency Mortgage-Backed Securities	0	8,330	0	8,330
U.S. Government Agencies	0	111,503	0	111,503
U.S. Treasury Obligations	0	39,692	0	39,692
Short-Term Instruments
Repurchase Agreements	0	1,061	0	1,061
South Africa Treasury Bills	0	2,161	0	2,161

	$0	$666,575	$1,402	$667,977

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$29,045	$0	$0	$29,045

Total Investments	$29,045	$666,575	$1,402	$697,022

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Short Sales, at Value - Liabilities
Canada
Sovereign Issues	$0	$(9,636)	$0	$(9,636)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	118	1,031	0	1,149
Over the counter	0	2,468	0	2,468

	$118	$3,499	$0	$3,617

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(153)	(171)	0	(324)
Over the counter	0	(6,023)	0	(6,023)

	$(153)	$(6,194)	$0	$(6,347)

Total Financial Derivative Instruments	$(35)	$(2,695)	$0	$(2,730)

Totals	$29,010	$654,244	$1,402	$684,656

There were no significant transfers into or out of Level 3 during the period ended June 30, 2019.

32	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2019 (Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

SEMIANNUAL REPORT	JUNE 30, 2019	33

Notes to Financial Statements (Cont.)

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification (“ASC”) 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2019 (Unaudited)

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be

SEMIANNUAL REPORT	JUNE 30, 2019	35

Notes to Financial Statements (Cont.)

valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2019 (Unaudited)

observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the

SEMIANNUAL REPORT	JUNE 30, 2019	37

Notes to Financial Statements (Cont.)

extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2019 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$10,988	$19,486	$(1,999)	$(16)	$10	$28,469	$285	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$7,191	$112,176	$(118,801)	$11	$(1)	$576	$176	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Inflation-Indexed Bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the

“agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

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Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

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Notes to Financial Statements (Cont.)

Payment In-Kind Securities (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation
Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of

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Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of

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Notes to Financial Statements (Cont.)

a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

(d) Swap Agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified,

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future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio

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Notes to Financial Statements (Cont.)

would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements are entered into to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate.

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Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the

SEMIANNUAL REPORT	JUNE 30, 2019	45

Notes to Financial Statements (Cont.)

lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Issuer Non-Diversification Risk is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Portfolios that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than portfolios that are “diversified”.

Leveraging Risk is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern

46	PIMCO VARIABLE INSURANCE TRUST

June 30, 2019 (Unaudited)

the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from

SEMIANNUAL REPORT	JUNE 30, 2019	47

Notes to Financial Statements (Cont.)

the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.50%	0.50%	0.50%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At June 30, 2019, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined

48	PIMCO VARIABLE INSURANCE TRUST

June 30, 2019 (Unaudited)

in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended June 30, 2019, were as follows (amounts in thousands†):

Purchases	Sales

$8,368	$1,534

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$593,951	$581,807	$186,207	$88,341

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2019		Year Ended 12/31/2018

	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	62	$681	124	$1,359

Administrative Class	1,496	16,539	3,018	32,763

Advisor Class	1,117	12,382	2,955	32,037
Issued as reinvestment of distributions

Institutional Class	12	135	12	130

Administrative Class	121	1,346	116	1,264

Advisor Class	639	7,133	638	6,925
Cost of shares redeemed

Institutional Class	(19)	(205)	(68)	(743)

Administrative Class	(1,305)	(14,432)	(3,016)	(32,728)

Advisor Class	(1,068)	(11,768)	(2,552)	(27,689)

Net increase (decrease) resulting from Portfolio share transactions	1,055	$11,811	1,227	$13,318

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2019, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 84% of the Portfolio.

SEMIANNUAL REPORT	JUNE 30, 2019	49

Notes to Financial Statements (Cont.)

June 30, 2019 (Unaudited)

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2019, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2018, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$677,707	$31,701	$(24,270)	$7,431

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

50	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	GST	Goldman Sachs International	RCY	Royal Bank of Canada

BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland PLC

BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank

CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	SOG	Societe Generale Paris

CIB	Canadian Imperial Bank of Commerce	MSB	Morgan Stanley Bank, N.A	SSB	State Street Bank and Trust Co.

DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services, Inc.	TDM	TD Securities (USA) LLC

FBF	Credit Suisse International	MYI	Morgan Stanley & Co. International PLC	TOR	Toronto Dominion Bank

FICC	Fixed Income Clearing Corporation	NGF	Nomura Global Financial Products, Inc.	UAG	UBS AG Stamford

GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada	UBS	UBS Securities LLC

GRE	RBS Securities, Inc.

Currency Abbreviations:

ARS	Argentine Peso	EUR	Euro	PEN	Peruvian New Sol

AUD	Australian Dollar	GBP	British Pound	PLN	Polish Zloty

BRL	Brazilian Real	HKD	Hong Kong Dollar	RON	Romanian New Leu

CAD	Canadian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble

CHF	Swiss Franc	ILS	Israeli Shekel	SEK	Swedish Krona

CLP	Chilean Peso	INR	Indian Rupee	SGD	Singapore Dollar

CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	TRY	Turkish New Lira

CNY	Chinese Renminbi (Mainland)	KRW	South Korean Won	TWD	Taiwanese Dollar

COP	Colombian Peso	MXN	Mexican Peso	USD (or $)	United States Dollar

CZK	Czech Koruna	NOK	Norwegian Krone	ZAR	South African Rand

DKK	Danish Krone	NZD	New Zealand Dollar

Exchange Abbreviations:

CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:

BADLARPP	Argentina Badlar Floating Rate Notes	LIBOR03M	3 Month USD-LIBOR	US0003M	3 Month USD Swap Rate

CDX.IG	Credit Derivatives Index - Investment Grade

Other Abbreviations:

ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	PIK	Payment-in-Kind

ALT	Alternate Loan Trust	JIBAR	Johannesburg Interbank Agreed Rate	PRIBOR	Prague Interbank Offered Rate

BBR	Bank Bill Rate	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

BTP	Buoni del Tesoro Poliennali	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TELBOR	Tel Aviv Inter-Bank Offered Rate

CDI	Brazil Interbank Deposit Rate	NCUA	National Credit Union Administration	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

CLO	Collateralized Loan Obligation	OAT	Obligations Assimilables du Trésor	UMBS	Uniform Mortgage-Backed Security

DAC	Designated Activity Company	OIS	Overnight Index Swap	WIBOR	Warsaw Interbank Offered Rate

SEMIANNUAL REPORT	JUNE 30, 2019	51

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT06SAR_063019

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2019

PIMCO International Bond Portfolio (Unhedged)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

*	Prior to July 30, 2018, the PIMCO International Bond Portfolio (Unhedged) was named the PIMCO Foreign Bond Portfolio (Unhedged).

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2019

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.2% during the fourth quarter of 2018. For the first quarter of 2019, GDP growth rose to an annual pace of 3.1%. Finally, the Commerce Department’s initial reading for second quarter 2019 GDP, released after the reporting period ended, showed that the U.S. economy grew at a 2.1% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” With its December 2018 rate hike, the Fed increased the federal funds rate to a range between 2.25% and 2.50%. However, at its meeting in January 2019, the Fed tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” This stance was partially attributed to trade tensions and signs of slowing global growth, including weakening manufacturing data. Finally, at its meeting that concluded on July 31, 2019, after the reporting period ended, the Fed lowered the federal funds rate to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008.

Growth outside the U.S. continued, but the pace generally moderated. According to the International Monetary Fund (“IMF”), global growth is projected to be 3.3% in 2019, versus 3.6% in 2018. From a regional perspective, the U.S. economy is expected to expand 2.3% in 2019, compared to 2.9% in the prior year. Elsewhere, the IMF anticipates 2019 GDP growth in the eurozone, UK and Japan will be 1.3%, 1.2% and 1.0%, respectively. For comparison purposes, these economies expanded 1.8%, 1.4% and 0.8%, respectively, in 2018.

Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies. The ECB ended its quantitative easing program in December 2018 and indicated that it does not expect to raise interest rates, “at least through the first half of 2020.” Meanwhile, the Bank of England kept rates on hold for the reporting period.

Both short- and long-term U.S. Treasury yields declined. In our view, falling rates were partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the two-year U.S. Treasury note was 1.75% at the end of the reporting period, compared to 2.48% on December 31, 2018. Meanwhile, the yield on the benchmark 10-year U.S. Treasury note was 2.00% at the end of the reporting period, versus 2.69% on December 31, 2018. The Bloomberg Barclays Global Treasury Index (USD hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 5.52%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD hedged), a widely used index of global investment grade credit bonds, returned 8.22%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD hedged), a widely used index of below investment grade bonds, returned 10.05%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD hedged), returned 10.60%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 8.72%.

Global equities also produced strong results. Despite periods of volatility, U.S. equities moved sharply higher. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations and a more accommodative Fed. All told, U.S. equities, as represented by the S&P 500 Index, returned 18.54%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 10.59%, whereas global equities, as

2	PIMCO VARIABLE INSURANCE TRUST

represented by the MSCI World Index, returned 16.98%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 7.53%, and European equities, as represented by the MSCI Europe Index (in EUR), returned 16.24%.

Commodity prices fluctuated and largely moved higher. When the reporting period began, Brent crude oil was approximately $54 a barrel, but by the end, it was roughly $67 a barrel. Elsewhere, gold and copper prices also rose.

Finally, there were periods of volatility in the foreign exchange markets, due in part to signs of moderating global growth and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar strengthened against a number of other major currencies. For example, the U.S. dollar returned 0.82% and 0.45% versus the euro and British pound, respectively. However, the U.S. dollar fell 1.71% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2019	3

Important Information About the PIMCO International Bond Portfolio (Unhedged)

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO International Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of interest rate risk, especially as the Federal Reserve Board ended its quantitative easing program in October 2014 and raised interest rates several times thereafter before lowering them in July 2019. Interest rates may change in the future depending upon the Federal Reserve Board’s view of economic growth, inflation, employment and other market factors. To the extent the Federal Reserve Board raises interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

With respect to certain securities, the Portfolio may make different asset class, sector or geographical classifications for the purpose of monitoring compliance with investment guidelines than the classifications disclosed in this report.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The Portfolio may have significant exposure to issuers in the United Kingdom. The United Kingdom’s decision to leave the European Union may impact Portfolio returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests are not known.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account

4	PIMCO VARIABLE INSURANCE TRUST

fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either

1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO International Bond Portfolio (Unhedged)	04/30/08	04/30/12	04/30/08	03/31/09	Non-diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-PORT. The Portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov and are available without charge, upon request by calling the Portfolio at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Portfolio filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

SEMIANNUAL REPORT	JUNE 30, 2019	5

PIMCO International Bond Portfolio (Unhedged)

Cumulative Returns Through June 30, 2019

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Geographic Breakdown

as of 06/30/2019†§

United States‡	41.2%

Japan	13.1%

United Kingdom	9.5%

Brazil	4.0%

Denmark	3.8%

Spain	3.6%

France	3.2%

Italy	2.8%

Cayman Islands	2.2%

Germany	1.9%

Sweden	1.8%

South Korea	1.7%

Qatar	1.7%

Netherlands	1.5%

Other	6.5%
†	% of Investments, at value.

§	Geographic Breakdown and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO International Bond Portfolio (Unhedged) Institutional Class	6.08%	3.41%	0.37%	—	0.76%
PIMCO International Bond Portfolio (Unhedged) Administrative Class	6.01%	3.28%	0.23%	2.95%	3.06%
PIMCO International Bond Portfolio (Unhedged) Advisory Class	5.96%	3.18%	0.13%	2.83%	3.16%
Bloomberg Barclays Global Aggregate ex-USD (USD Unhedged) Index±	4.99%	4.10%	(0.12)%	2.10%	1.84%♦

All Portfolio returns are net of fees and expenses.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 04/30/2008.

± Bloomberg Barclays Global Aggregate ex-USD (USD Unhedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The major components of this index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds and Canadian Government securities.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.87% for Institutional Class shares, 1.02% for Administrative Class shares, and 1.12% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO International Bond Portfolio (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three non-U.S. countries. The Portfolio’s investments in Fixed Income Instruments may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»

Overweight exposure to a basket of emerging market currencies contributed to relative performance, as the MSCI Emerging Markets Currency Index, which generally captures the overall performance of a basket of emerging market currencies, rose relative to the U.S. dollar.

»	Overweight exposure to core eurozone duration contributed to relative performance, as core eurozone yields — as shown by the euro swaps curve — fell.

»

Overweight exposure to Dollar Block currencies — including the Canadian dollar, New Zealand dollar, and Australian dollar —contributed to relative performance, as these currencies appreciated relative to the U.S. dollar, particularly in the beginning and the end of the reporting period.

»	Underweight exposure to the Japanese yen detracted from relative performance, as the currency appreciated relative to the U.S. dollar.

»	Underweight exposure to duration in peripheral eurozone countries, specifically Italy, detracted from relative performance, as yields fell.

»	Underweight exposure to duration in the United Kingdom detracted from relative performance, as yields fell.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO International Bond Portfolio (Unhedged)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2019 to June 30, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During Period*	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,060.80	$4.73	$1,000.00	$1,020.07	$4.63	0.93%
Administrative Class	1,000.00	1,060.10	5.49	1,000.00	1,019.33	5.38	1.08
Advisor Class	1,000.00	1,059.60	5.99	1,000.00	1,018.84	5.87	1.18

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	JUNE 30, 2019	7

Financial Highlights PIMCO International Bond Portfolio (Unhedged)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Institutional Class

01/01/2019 - 06/30/2019+	$9.58	$0.10	$0.48	$0.58	$(0.11)	$0.00	$0.00	$(0.11)

12/31/2018	10.67	0.19	(0.60)	(0.41)	(0.51)	(0.14)	(0.03)	(0.68)

12/31/2017	9.78	0.14	0.93	1.07	(0.18)	0.00	0.00	(0.18)

12/31/2016	9.61	0.14	0.17	0.31	(0.14)	0.00	0.00	(0.14)

12/31/2015	10.53	0.17	(0.89)	(0.72)	0.00	(0.03)	(0.17)	(0.20)

12/31/2014	10.74	0.27	(0.20)	0.07	(0.25)	(0.03)	0.00	(0.28)
Administrative Class

01/01/2019 - 06/30/2019+	9.58	0.10	0.47	0.57	(0.10)	0.00	0.00	(0.10)

12/31/2018	10.67	0.18	(0.60)	(0.42)	(0.50)	(0.14)	(0.03)	(0.67)

12/31/2017	9.78	0.13	0.93	1.06	(0.17)	0.00	0.00	(0.17)

12/31/2016	9.61	0.12	0.17	0.29	(0.12)	0.00	0.00	(0.12)

12/31/2015	10.53	0.15	(0.89)	(0.74)	0.00	(0.03)	(0.15)	(0.18)

12/31/2014	10.74	0.25	(0.20)	0.05	(0.23)	(0.03)	0.00	(0.26)
Advisor Class

01/01/2019 - 06/30/2019+	9.58	0.09	0.48	0.57	(0.10)	0.00	0.00	(0.10)

12/31/2018	10.67	0.17	(0.60)	(0.43)	(0.49)	(0.14)	(0.03)	(0.66)

12/31/2017	9.78	0.12	0.93	1.05	(0.16)	0.00	0.00	(0.16)

12/31/2016	9.61	0.11	0.17	0.28	(0.11)	0.00	0.00	(0.11)

12/31/2015	10.53	0.14	(0.89)	(0.75)	0.00	(0.03)	(0.14)	(0.17)

12/31/2014	10.74	0.24	(0.20)	0.04	(0.22)	(0.03)	0.00	(0.25)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.05	6.08%	$11	0.93	%*	0.93	%*	0.75	%*	0.75	%*	2.11	%*	128%

9.58	(3.85)	10	0.87		0.87		0.75		0.75		1.85		197

10.67	10.96	10	0.84		0.84		0.75		0.75		1.37		216

9.78	3.15	9	0.80		0.80		0.75		0.75		1.34		419

9.61	(6.90)	9	0.76		0.76		0.75		0.75		1.72		325

10.53	0.57	10	0.76		0.76		0.75		0.75		2.45		277

10.05	6.01	10,221	1.08	*	1.08	*	0.90	*	0.90	*	1.97	*	128

9.58	(3.97)	9,420	1.02		1.02		0.90		0.90		1.72		197

10.67	10.83	8,468	0.99		0.99		0.90		0.90		1.26		216

9.78	3.00	7,731	0.95		0.95		0.90		0.90		1.19		419

9.61	(7.07)	9,790	0.91		0.91		0.90		0.90		1.54		325

10.53	0.40	10,388	0.91		0.91		0.90		0.90		2.28		277

10.05	5.96	20,056	1.18	*	1.18	*	1.00	*	1.00	*	1.86	*	128

9.58	(4.07)	20,278	1.12		1.12		1.00		1.00		1.61		197

10.67	10.72	22,498	1.09		1.09		1.00		1.00		1.14		216

9.78	2.90	22,506	1.05		1.05		1.00		1.00		1.08		419

9.61	(7.17)	24,232	1.01		1.01		1.00		1.00		1.44		325

10.53	0.30	28,547	1.01		1.01		1.00		1.00		2.17		277

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	9

Statement of Assets and Liabilities PIMCO International Bond Portfolio (Unhedged)

June 30, 2019 (Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$37,317
Investments in Affiliates	221
Financial Derivative Instruments
Exchange-traded or centrally cleared	61
Over the counter	616
Cash	55
Deposits with counterparty	544
Foreign currency, at value	118
Receivable for investments sold	473
Receivable for TBA investments sold	5,316
Receivable for Portfolio shares sold	14
Interest and/or dividends receivable	195
Dividends receivable from Affiliates	1
Total Assets	44,931

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$2,847
Payable for short sales	319
Financial Derivative Instruments
Exchange-traded or centrally cleared	18
Over the counter	268
Payable for investments purchased	669
Payable for investments in Affiliates purchased	1
Payable for TBA investments purchased	10,496
Payable for Portfolio shares redeemed	3
Accrued investment advisory fees	6
Accrued supervisory and administrative fees	11
Accrued distribution fees	4
Accrued servicing fees	1
Total Liabilities	14,643

Net Assets	$30,288

Net Assets Consist of:

Paid in capital	$29,001
Distributable earnings (accumulated loss)	1,287

Net Assets	$30,288

Net Assets:

Institutional Class	$11
Administrative Class	10,221
Advisor Class	20,056

Shares Issued and Outstanding:

Institutional Class	1
Administrative Class	1,016
Advisor Class	1,995

Net Asset Value Per Share Outstanding:

Institutional Class	$10.05
Administrative Class	10.05
Advisor Class	10.05

Cost of investments in securities	$36,155
Cost of investments in Affiliates	$221
Cost of foreign currency held	$119
Proceeds received on short sales	$307
Cost or premiums of financial derivative instruments, net	$244

* Includes repurchase agreements of:	$112

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO International Bond Portfolio (Unhedged)

(Amounts in thousands†)	Six Months Ended June 30, 2019 (Unaudited)

Investment Income:

Interest	$443
Dividends from Investments in Affiliates	11
Total Income	454

Expenses:

Investment advisory fees	37
Supervisory and administrative fees	75
Servicing fees - Administrative Class	8
Distribution and/or servicing fees - Advisor Class	25
Interest expense	27
Total Expenses	172

Net Investment Income (Loss)	282

Net Realized Gain (Loss):

Investments in securities	185
Investments in Affiliates	(4)
Exchange-traded or centrally cleared financial derivative instruments	198
Over the counter financial derivative instruments	(338)
Short sales	(26)
Foreign currency	(101)

Net Realized Gain (Loss)	(86)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	1,113
Investments in Affiliates	6
Exchange-traded or centrally cleared financial derivative instruments	(239)
Over the counter financial derivative instruments	722
Short sales	(13)
Foreign currency assets and liabilities	(44)

Net Change in Unrealized Appreciation (Depreciation)	1,545

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,741

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	11

Statements of Changes in Net Assets PIMCO International Bond Portfolio (Unhedged)

(Amounts in thousands†)	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$282	$564
Net realized gain (loss)	(86)	(1,043)
Net change in unrealized appreciation (depreciation)	1,545	(1,126)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,741	(1,605)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(0)	(1)
Administrative Class	(106)	(608)
Advisor Class	(202)	(1,303)

Tax basis return of capital
Institutional Class	0	(0)
Administrative Class	0	(30)
Advisor Class	0	(72)

Total Distributions(a)	(308)	(2,014)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(853)	2,351

Total Increase (Decrease) in Net Assets	580	(1,268)

Net Assets:

Beginning of period	29,708	30,976
End of period	$30,288	$29,708

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO International Bond Portfolio (Unhedged)

June 30, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 123.2%

ARGENTINA 0.1%

SOVEREIGN ISSUES 0.1%

Argentina Government International Bond
52.006% (BADLARPP + 2.000%) due 04/03/2022 ~(a)	ARS	480	$10
63.705% (ARLLMONP) due 06/21/2020 ~(a)		880	20

Total Argentina (Cost $66)			30

AUSTRALIA 1.0%

CORPORATE BONDS & NOTES 0.7%

Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023		$100	104

Woodside Finance Ltd.
4.600% due 05/10/2021		100	103

			207

SOVEREIGN ISSUES 0.3%

New South Wales Treasury Corp.
2.750% due 11/20/2025 (d)	AUD	131	107

Total Australia (Cost $335)			314

BRAZIL 5.0%

CORPORATE BONDS & NOTES 0.6%

Petrobras Global Finance BV
5.999% due 01/27/2028		$136	145
6.125% due 01/17/2022		34	36

			181

SOVEREIGN ISSUES 4.4%

Brazil Letras do Tesouro Nacional
0.000% due 01/01/2020 (c)	BRL	2,400	607

Brazil Notas do Tesouro Nacional
6.000% due 05/15/2021 (d)		2,583	716

			1,323

Total Brazil (Cost $1,455)			1,504

CANADA 0.7%

CORPORATE BONDS & NOTES 0.3%

Enbridge, Inc.
3.110% (US0003M + 0.700%) due 06/15/2020 ~		$100	100

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

Canadian Mortgage Pools
2.278% due 07/01/2020	CAD	53	41

SOVEREIGN ISSUES 0.3%

Province of Quebec
3.500% due 12/01/2022 (h)		100	81

Total Canada (Cost $220)			222

CAYMAN ISLANDS 2.7%

ASSET-BACKED SECURITIES 2.0%

Apex Credit CLO Ltd.
3.632% due 10/27/2028 •		$100	100

Crown Point CLO Ltd.
3.762% due 10/20/2028 •		100	100

Dryden Senior Loan Fund
3.497% due 10/15/2027 •		100	100

Figueroa CLO Ltd.
3.237% due 06/20/2027 •		100	100

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Monarch Grove CLO
3.460% due 01/25/2028 •		$100	$99

Zais CLO Ltd.
3.747% due 04/15/2028 •		100	100

			599

CORPORATE BONDS & NOTES 0.7%

Sands China Ltd.
5.400% due 08/08/2028		200	218

Total Cayman Islands (Cost $799)			817

DENMARK 4.7%

CORPORATE BONDS & NOTES 4.7%

Jyske Realkredit A/S
1.500% due 10/01/2037	DKK	263	41
1.500% due 10/01/2050		500	77
2.000% due 10/01/2047		347	55

Nordea Kredit Realkreditaktieselskab
1.500% due 10/01/2037		94	15
2.000% due 10/01/2047		863	136
2.000% due 10/01/2050		1,844	290
2.500% due 10/01/2037		50	8
3.000% due 10/01/2047		35	6

Nykredit Realkredit A/S
1.500% due 10/01/2037		94	15
1.500% due 10/01/2050		1,700	264
2.000% due 10/01/2047		847	133
2.500% due 10/01/2036		52	8
2.500% due 10/01/2047		61	10

Realkredit Danmark A/S
2.000% due 10/01/2047		1,855	292
2.000% due 10/01/2050		290	46
2.500% due 07/01/2036		65	10
2.500% due 07/01/2047		52	8
3.000% due 07/01/2046		30	5

Total Denmark (Cost $1,356)			1,419

FRANCE 4.0%

CORPORATE BONDS & NOTES 0.9%

Altice France S.A.
5.625% due 05/15/2024	EUR	60	71

Danone S.A.
2.077% due 11/02/2021		$200	199

			270

SOVEREIGN ISSUES 3.1%

France Government International Bond
2.000% due 05/25/2048 (h)	EUR	400	586
3.250% due 05/25/2045		200	360

			946

Total France (Cost $973)			1,216

GERMANY 2.4%

CORPORATE BONDS & NOTES 2.4%

Deutsche Bank AG
2.700% due 07/13/2020		$100	100
4.250% due 10/14/2021		200	203

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (b)	EUR	100	116

Kreditanstalt fuer Wiederaufbau
6.000% due 08/20/2020	AUD	100	74

Volkswagen Bank GmbH
0.625% due 09/08/2021	EUR	100	115
1.875% due 01/31/2024		100	119

Total Germany (Cost $746)			727

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IRELAND 0.5%

SOVEREIGN ISSUES 0.5%

Ireland Government International Bond
5.400% due 03/13/2025	EUR	100	$151

Total Ireland (Cost $135)			151

ITALY 3.4%

SOVEREIGN ISSUES 3.4%

Italy Buoni Poliennali Del Tesoro
1.450% due 11/15/2024	EUR	200	228
2.100% due 07/15/2026		100	117
2.450% due 10/01/2023		50	60
2.500% due 11/15/2025		100	120
2.950% due 09/01/2038		100	119
3.000% due 08/01/2029		200	247

Italy Government International Bond
6.000% due 08/04/2028	GBP	100	149

Total Italy (Cost $1,032)			1,040

JAPAN 16.2%

CORPORATE BONDS & NOTES 1.3%

Central Nippon Expressway Co. Ltd.
3.105% (US0003M + 0.540%) due 08/04/2020 ~		$200	200

Sumitomo Mitsui Financial Group, Inc.
4.133% (US0003M + 1.680%) due 03/09/2021 ~		200	204

			404

SOVEREIGN ISSUES 14.9%

Japan Bank for International Cooperation
2.500% due 06/01/2022		200	203

Japan Finance Organization for Municipalities
2.625% due 04/20/2022		200	203

Japan Government International Bond
0.100% due 03/10/2028 (d)	JPY	30,298	294
0.100% due 03/20/2029		210,000	1,999
0.300% due 06/20/2046		80,000	736
0.500% due 09/20/2046		55,000	532
0.500% due 03/20/2049		10,000	96
0.700% due 12/20/2048		45,000	457

			4,520

Total Japan (Cost $4,776)			4,924

JERSEY, CHANNEL ISLANDS 0.3%

CORPORATE BONDS & NOTES 0.3%

Heathrow Funding Ltd.
4.875% due 07/15/2023		$100	107

Total Jersey, Channel Islands (Cost $104)			107

KUWAIT 0.7%

SOVEREIGN ISSUES 0.7%

Kuwait International Government Bond
3.500% due 03/20/2027		$200	213

Total Kuwait (Cost $198)			213

LITHUANIA 0.3%

SOVEREIGN ISSUES 0.3%

Lithuania Government International Bond
6.125% due 03/09/2021		$100	106

Total Lithuania (Cost $104)			106

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	13

Schedule of Investments PIMCO International Bond Portfolio (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NETHERLANDS 1.9%

CORPORATE BONDS & NOTES 1.9%

Cooperatieve Rabobank UA
6.875% due 03/19/2020 (f)	EUR	100	$119

Deutsche Telekom International Finance BV
1.950% due 09/19/2021		$200	198

ING Bank NV
2.625% due 12/05/2022		250	255

Total Netherlands (Cost $568)			572

NORWAY 0.7%

CORPORATE BONDS & NOTES 0.7%

DNB Boligkreditt A/S
3.250% due 06/28/2023		$200	209

Total Norway (Cost $200)			209

PERU 0.7%

SOVEREIGN ISSUES 0.7%

Peru Government International Bond
5.940% due 02/12/2029	PEN	100	33
6.350% due 08/12/2028		400	136
6.950% due 08/12/2031		100	36

Total Peru (Cost $193)			205

POLAND 0.4%

SOVEREIGN ISSUES 0.4%

Poland Government International Bond
2.250% due 04/25/2022	PLN	400	109

Total Poland (Cost $101)			109

QATAR 2.1%

SOVEREIGN ISSUES 2.1%

Qatar Government International Bond
3.875% due 04/23/2023		$200	210
4.000% due 03/14/2029		200	216
4.500% due 04/23/2028		200	224

Total Qatar (Cost $600)			650

RUSSIA 0.9%

SOVEREIGN ISSUES 0.9%

Russia Government International Bond
7.250% due 05/10/2034	RUB	5,000	78
7.650% due 04/10/2030		3,700	60
7.950% due 10/07/2026		8,100	133

Total Russia (Cost $259)			271

SAUDI ARABIA 0.7%

SOVEREIGN ISSUES 0.7%

Saudi Government International Bond
2.375% due 10/26/2021		$200	200

Total Saudi Arabia (Cost $199)			200

SOUTH KOREA 2.1%

SOVEREIGN ISSUES 2.1%

Korea Government International Bond
2.125% due 06/10/2027	KRW	65,000	59
2.375% due 12/10/2027		80,000	74
2.375% due 12/10/2028		330,000	305
2.625% due 06/10/2028		130,000	122
5.500% due 03/10/2028		80,000	92

Total South Korea (Cost $649)			652

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SPAIN 4.5%

CORPORATE BONDS & NOTES 0.4%

Banco Santander S.A.
6.250% due 09/11/2021 •(e)(f)	EUR	100	$120

SOVEREIGN ISSUES 4.1%

Autonomous Community of Catalonia
4.950% due 02/11/2020		150	175

Spain Government International Bond
0.250% due 07/30/2024		100	116
0.600% due 10/31/2029		250	289
1.400% due 07/30/2028 (h)		400	499
2.900% due 10/31/2046		100	155

			1,234

Total Spain (Cost $1,298)			1,354

SWEDEN 2.2%

CORPORATE BONDS & NOTES 2.2%

Danske Hypotek AB
1.000% due 12/21/2022	SEK	2,000	222

Lansforsakringar Hypotek AB
2.250% due 09/21/2022		2,300	266

Stadshypotek AB
1.500% due 12/15/2021		1,000	112

Swedbank Hypotek AB
1.000% due 09/15/2021		600	66

Total Sweden (Cost $702)			666

SWITZERLAND 0.3%

SOVEREIGN ISSUES 0.3%

Switzerland Government International Bond
3.500% due 04/08/2033	CHF	50	79

Total Switzerland (Cost $71)			79

UNITED ARAB EMIRATES 0.7%

SOVEREIGN ISSUES 0.7%

Emirate of Abu Dhabi Government International Bond
2.500% due 10/11/2022		$200	202

Total United Arab Emirates (Cost $200)			202

UNITED KINGDOM 11.8%

CORPORATE BONDS & NOTES 7.6%

Barclays PLC
3.948% (US0003M + 1.430%) due 02/15/2023 ~		$200	199
6.500% due 09/15/2019 •(e)(f)	EUR	200	230

BG Energy Capital PLC
4.000% due 10/15/2021		$200	207

HSBC Holdings PLC
4.041% due 03/13/2028 •		200	210

Lloyds Bank PLC
4.875% due 03/30/2027	GBP	100	158

Marks & Spencer PLC
3.000% due 12/08/2023		100	130

Nationwide Building Society
4.363% due 08/01/2024 •		$200	209

Natwest Markets PLC
0.625% due 03/02/2022	EUR	100	114

Royal Bank of Scotland Group PLC
5.076% due 01/27/2030 •		$200	217
7.500% due 08/10/2020 •(e)(f)		200	206

Santander UK Group Holdings PLC
2.875% due 10/16/2020		200	201

Tesco Property Finance PLC
5.744% due 04/13/2040	GBP	48	80

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Virgin Money PLC
2.250% due 04/21/2020	GBP	100	$128

			2,289

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.3%

Brunel Residential Mortgage Securitisation PLC
1.041% due 01/13/2039 •		90	112

Eurosail PLC
0.000% due 12/10/2044 •	EUR	22	25
0.000% due 03/13/2045 •		29	32
0.949% due 03/13/2045 •	GBP	58	72

Kensington Mortgage Securities PLC
0.000% due 06/14/2040 •	EUR	31	35

Mansard Mortgages PLC
1.436% due 12/15/2049 •	GBP	87	108

Newgate Funding PLC
1.786% due 12/15/2050 •		127	155

Ripon Mortgages PLC
1.604% due 08/20/2056 •		78	99

RMAC Securities PLC
0.000% due 06/12/2044 •	EUR	95	102
0.963% due 06/12/2044 •	GBP	109	132

Silverstone Master Issuer PLC
0.000% due 01/21/2070 •		100	127

			999

SOVEREIGN ISSUES 0.9%

United Kingdom Gilt
3.250% due 01/22/2044		150	260

Total United Kingdom (Cost $3,536)			3,548

UNITED STATES 50.3%

ASSET-BACKED SECURITIES 4.8%

Citigroup Mortgage Loan Trust, Inc.
2.664% due 06/25/2037 •		$200	195

Countrywide Asset-Backed Certificates
2.544% due 07/25/2037 •		24	22
2.624% due 06/25/2047 •		300	291
2.644% due 04/25/2037 •		54	42

Countrywide Asset-Backed Certificates Trust
3.064% due 08/25/2035 •		155	154

Panhandle-Plains Higher Education Authority, Inc.
3.722% due 10/01/2035 •		24	24

Renaissance Home Equity Loan Trust
4.954% due 12/25/2032 •		66	65

Saxon Asset Securities Trust
4.154% due 12/25/2037 •		66	63

SG Mortgage Securities Trust
2.554% due 10/25/2036 •		200	185

SLM Student Loan Trust
0.000% due 12/15/2023 •	EUR	8	10

Structured Asset Investment Loan Trust
4.129% due 10/25/2034 •		$116	118

Structured Asset Securities Corp. Mortgage Loan Trust
2.539% due 07/25/2036 •		15	15

Terwin Mortgage Trust
3.344% due 11/25/2033 •		2	2

Towd Point Mortgage Trust
3.404% due 05/25/2058 •		93	94

Toyota Auto Loan Extended Note Trust
2.560% due 11/25/2031		100	101

Vericrest Opportunity Loan Transferee LLC
3.125% due 09/25/2047 þ		59	59

			1,440

CORPORATE BONDS & NOTES 14.2%

Ally Financial, Inc.
3.750% due 11/18/2019		100	100

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

AT&T, Inc.
3.270% (US0003M + 0.750%) due 06/01/2021 ~	$200	$201
3.547% (US0003M + 0.950%) due 07/15/2021 ~	100	101
3.616% (US0003M + 1.180%) due 06/12/2024 ~	100	101

Bank of America Corp.
5.875% due 03/15/2028 •(e)	50	52

BAT Capital Corp.
3.118% due 08/14/2020 •	100	100
3.222% due 08/15/2024	100	101

Becton Dickinson and Co.
3.250% due 11/12/2020	100	101

Campbell Soup Co.
3.300% due 03/15/2021	100	101

Celanese U.S. Holdings LLC
4.625% due 11/15/2022	100	106

CNH Industrial Capital LLC
4.875% due 04/01/2021	100	104

CVS Health Corp.
3.700% due 03/09/2023	100	103

Dell International LLC
4.420% due 06/15/2021	100	103

Delta Air Lines, Inc.
2.875% due 03/13/2020	100	100

Discovery Communications LLC
2.800% due 06/15/2020	100	100

Dominion Energy Gas Holdings LLC
2.500% due 12/15/2019	100	100

Energy Transfer Operating LP
4.650% due 06/01/2021	100	104

ERAC USA Finance LLC
2.600% due 12/01/2021	100	100

Ford Motor Credit Co. LLC
2.425% due 06/12/2020	200	199

General Motors Financial Co., Inc.
3.442% (US0003M + 0.850%) due 04/09/2021 ~	100	100

HCA, Inc.
6.500% due 02/15/2020	100	102

Kinder Morgan Energy Partners LP
6.850% due 02/15/2020	100	103

KLA-Tencor Corp.
4.125% due 11/01/2021	100	104

Komatsu Finance America, Inc.
2.118% due 09/11/2020	200	199

Kraft Heinz Foods Co.
3.115% (US0003M + 0.570%) due 02/10/2021 ~	100	100

Mid-America Apartments LP
4.200% due 06/15/2028	100	108

MUFG Americas Holdings Corp.
3.000% due 02/10/2025	80	81

NextEra Energy Capital Holdings, Inc.
3.241% (US0003M + 0.720%) due 02/25/2022 ~	100	101

Nissan Motor Acceptance Corp.
3.020% due 09/28/2022 •	100	99

Penske Truck Leasing Co. LP
3.950% due 03/10/2025	100	105

Plains All American Pipeline LP
5.750% due 01/15/2020	100	102

Rockwell Collins, Inc.
2.800% due 03/15/2022	100	101

Ryder System, Inc.
2.650% due 03/02/2020	300	300

Springleaf Finance Corp.
8.250% due 12/15/2020	100	108

Time Warner Cable LLC
4.125% due 02/15/2021	100	102

Verizon Communications, Inc.
2.625% due 08/15/2026	100	99

Zimmer Biomet Holdings, Inc.
3.169% (US0003M + 0.750%) due 03/19/2021 ~	100	100

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.550% due 04/01/2025	$100	$103

		4,294

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

Charter Communications Operating LLC
4.330% (LIBOR03M + 2.000%) due 04/30/2025	97	97

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.6%

Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^	84	83

BCAP LLC Trust
5.750% due 02/28/2037 ~	51	48

Bear Stearns ALT-A Trust
3.987% due 11/25/2036 ^~	75	63

Chase Mortgage Finance Trust
3.799% due 07/25/2037 ~	4	3

Citigroup Mortgage Loan Trust, Inc.
4.550% due 09/25/2035 •	5	5

Commercial Mortgage Trust
2.082% due 07/10/2046 ~(a)	384	5

Countrywide Alternative Loan Resecuritization Trust
6.000% due 08/25/2037 ^~	157	122

Countrywide Alternative Loan Trust
3.104% due 05/25/2036 •	266	154

Countrywide Home Loan Mortgage Pass-Through Trust
6.500% due 11/25/2047	60	50

DBUBS Mortgage Trust
0.385% due 11/10/2046 ~(a)	200	1
0.885% due 11/10/2046 ~(a)	132	1

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.594% due 08/25/2047 •	124	116

First Horizon Mortgage Pass-Through Trust
4.864% due 05/25/2037 ^~	22	18

GSR Mortgage Loan Trust
4.716% due 11/25/2035 ~	57	58

HarborView Mortgage Loan Trust
2.950% due 02/19/2036 •	214	181

Impac CMB Trust
3.124% due 10/25/2034 •	50	50

IndyMac Mortgage Loan Trust
2.884% due 07/25/2035 •	18	18

JPMorgan Alternative Loan Trust
4.396% due 12/25/2035 ^~	51	45

JPMorgan Chase Commercial Mortgage Securities Trust
4.070% due 11/15/2043	172	174

JPMorgan Mortgage Trust
4.304% due 02/25/2036 ^~	11	9

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
3.254% due 08/15/2032 •	22	22

Merrill Lynch Mortgage Investors Trust
4.453% due 02/25/2035 ~	6	6

Morgan Stanley Bank of America Merrill Lynch Trust
1.125% due 12/15/2048 ~(a)	286	8

Structured Asset Securities Corp.
2.684% due 01/25/2036 •	16	15

Thornburg Mortgage Securities Trust
3.452% due 06/25/2047 ^•	10	9

WaMu Mortgage Pass-Through Certificates Trust
3.998% due 09/25/2036 ~	11	11
4.458% due 03/25/2035 ~	47	48
4.814% due 03/25/2034 ~	49	51

Wells Fargo Mortgage-Backed Securities Trust
4.905% due 10/25/2035 ~	9	10
5.750% due 02/25/2037	4	4
6.000% due 10/25/2037	13	13

		1,401

U.S. GOVERNMENT AGENCIES 19.3%

Fannie Mae UMBS, TBA
3.500% due 08/01/2049 - 09/01/2049	3,600	3,678
4.000% due 08/01/2049	1,500	1,550

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Freddie Mac
1.854% due 01/15/2038 ~(a)		$43	$3
2.859% due 01/15/2038		43	43
2.994% due 12/15/2037 •		3	3
3.500% due 08/01/2047		470	484

NCUA Guaranteed Notes
2.979% due 12/08/2020 •		72	73

Small Business Administration
5.980% due 05/01/2022		10	11

			5,845

U.S. TREASURY OBLIGATIONS 7.1%

U.S. Treasury Inflation Protected Securities (d)
0.375% due 07/15/2025		108	109
0.500% due 01/15/2028 (h)		725	737
1.000% due 02/15/2048 (h)		311	328
2.500% due 01/15/2029		119	143

U.S. Treasury Notes
2.875% due 04/30/2025 (h)		800	846

			2,163

Total United States (Cost $14,711)			15,240

SHORT-TERM INSTRUMENTS 1.9%

COMMERCIAL PAPER 1.5%

Bank of Montreal
1.800% due 07/24/2019	CAD	100	77

Bank of Nova Scotia
1.775% due 07/25/2019		100	76

HSBC Bank Canada
1.827% due 07/24/2019		100	77
1.828% due 07/26/2019		100	76

Royal Bank Of Canada
1.777% due 07/26/2019		100	76
1.795% due 07/31/2019		100	76

			458

REPURCHASE AGREEMENTS (g) 0.4%
			112

Total Short-Term Instruments (Cost $569)			570

Total Investments in Securities (Cost $36,155)			37,317

		SHARES
INVESTMENTS IN AFFILIATES 0.7%

SHORT-TERM INSTRUMENTS 0.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.7%

PIMCO Short Asset Portfolio		1,404	14

PIMCO Short-Term Floating NAV Portfolio III		20,900	207

Total Short-Term Instruments (Cost $221)			221

Total Investments in Affiliates (Cost $221)			221

Total Investments 123.9% (Cost $36,376)			$37,538

Financial Derivative Instruments (i)(j) 1.3% (Cost or Premiums, net $244)			391

Other Assets and Liabilities, net (25.2)%			(7,641)

Net Assets 100.0%			$30,288

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	15

Schedule of Investments PIMCO International Bond Portfolio (Unhedged) (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Payment in-kind security.
(c)	Zero coupon security.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	06/28/2019	07/01/2019	$112	U.S. Treasury Notes 2.250% due 03/31/2021	$(117)	$112	$112

Total Repurchase Agreements						$(117)	$112	$112

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
IND	2.560%	05/09/2019	08/07/2019		$(1,026)	$(1,030)
	2.570	05/16/2019	07/16/2019		(829)	(832)
JML	(0.420)	05/21/2019	07/18/2019	EUR	(475)	(540)
	(0.370)	05/21/2019	07/18/2019		(320)	(364)
MEI	1.850	06/21/2019	07/15/2019	CAD	(107)	(81)

Total Reverse Repurchase Agreements						$(2,847)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(3)
Canada (1.0)%
Sovereign Issues (1.0)%
Canadian Government Bond	2.750%	12/01/2048	CAD 334	$(307)	$(319)

Total Short Sales (1.0)%				$(307)	$(319)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
FICC	$112	$0	$0	$112	$(117)	$(5)
IND	0	(1,862)	0	(1,862)	1,911	49
JML	0	(904)	0	(904)	960	56
MEI	0	(81)	0	(81)	81	(0)

Master Securities Forward Transaction Agreement
TDM	0	0	(319)	(319)	0	(319)

Total Borrowings and Other Financing Transactions	$112	$(2,847)	$(319)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$(985)	$0	$0	$(985)
U.S. Treasury Obligations	0	(832)	(1,030)	0	(1,862)

Total Borrowings	$0	$(1,817)	$(1,030)	$0	$(2,847)

Payable for reverse repurchase agreements					$(2,847)

(h)	Securities with an aggregate market value of $2,952 have been pledged as collateral under the terms of the above master agreements as of June 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2019 was $(2,308) at a weighted average interest rate of 2.148%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for short sales includes $1 of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note September 2019 Futures	$107.500	08/23/2019	1	$1	$0	$0
Put - CBOT U.S. Treasury 5-Year Note September 2019 Futures	108.000	08/23/2019	33	33	1	0
Put - CBOT U.S. Treasury 10-Year Note September 2019 Futures	109.500	08/23/2019	1	1	0	0
Put - CBOT U.S. Treasury 10-Year Note September 2019 Futures	111.500	08/23/2019	2	2	0	0
Put - CBOT U.S. Treasury 10-Year Note September 2019 Futures	112.000	08/23/2019	12	12	0	0
Put - CBOT U.S. Treasury 10-Year Note September 2019 Futures	114.000	08/23/2019	3	3	0	0
Put - CBOT U.S. Treasury 10-Year Note September 2019 Futures	115.000	08/23/2019	1	1	0	0

Total Purchased Options					$1	$0

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note August 2019 Futures	$125.500	07/26/2019	4	$4	$(1)	$0
Call - CBOT U.S. Treasury 10-Year Note August 2019 Futures	127.000	07/26/2019	2	2	(1)	(3)
Call - CBOT U.S. Treasury 10-Year Note August 2019 Futures	129.000	07/26/2019	4	4	(2)	(1)

Total Written Options					$(4)	$(4)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Australia Government 3-Year Note September Futures	09/2019	12	$	969	$3	$0	$(1)
Australia Government 10-Year Bond September Futures	09/2019	1		101	0	0	(1)
Call Options Strike @ EUR 178.000 on Euro-OAT France Government 10-Year Bond September 2019 Futures(1)	08/2019	15		0	0	0	0
Call Options Strike @ GBP 155.000 on Long GILT Future Option September 2019 Futures(1)	08/2019	6		0	0	0	0
Canada Government 10-Year Bond September Futures	09/2019	1		109	2	0	0
Euro-Bobl September Futures	09/2019	5		764	4	1	0
Euro-Buxl 30-Year Bond September Futures	09/2019	1		231	6	0	0
Put Options Strike @ EUR 129.500 on Euro-Bobl September 2019 Futures(1)	08/2019	5		0	0	0	0
U.S. Treasury 5-Year Note September Futures	09/2019	28		3,308	53	0	0
U.S. Treasury 10-Year Note September Futures	09/2019	13		1,664	18	1	0
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	09/2019	38		5,985	22	0	0

					$108	$2	$(2)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	17

Schedule of Investments PIMCO International Bond Portfolio (Unhedged) (Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond September Futures	09/2019	1	$(196)	$(2)	$0	$0
Euro-OAT France Government 10-Year Bond September Futures	09/2019	16	(3,000)	(61)	0	(5)
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	09/2020	38	(5,987)	(39)	1	0
United Kingdom Long Gilt September Futures	09/2019	1	(165)	(2)	1	0

				$(104)	$2	$(5)

Total Futures Contracts				$4	$4	$(7)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2019(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Reynolds American, Inc.	(1.000)%	Quarterly	12/20/2020	0.141%	$	100	$(3)	$2	$(1)	$0	$0
United Utilities PLC	(1.000)	Quarterly	12/20/2020	0.140	EUR	100	(2)	0	(2)	0	0

							$(5)	$2	$(3)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(3)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2019(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Exelon Generation Co. LLC	1.000%	Quarterly	06/20/2022	0.455%	$	100	$0	$1	$1	$0	$0
Tesco PLC	1.000	Quarterly	06/20/2022	0.459	EUR	100	0	2	2	0	0

							$0	$3	$3	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.IG-32 10-Year Index	(1.000)%	Quarterly	06/20/2029	$	700	$2	$0	$2	$0	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.EM-31 5-Year Index	1.000%	Quarterly	06/20/2024	$	100	$(3)	$0	$(3)	$0	$0
CDX.IG-32 5-Year Index	1.000	Quarterly	06/20/2024		800	16	1	17	1	0
iTraxx Crossover 31 5-Year Index	5.000	Quarterly	06/20/2024	EUR	50	6	1	7	0	0

						$19	$2	$21	$1	$0

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.117%	Quarterly	03/02/2020	$2,700	$0	$1	$1	$0	$0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.091%	Quarterly	03/18/2022	4,200	0	1	1	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.084%	Quarterly	04/26/2022	3,100	0	1	1	1	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.084%	Quarterly	06/12/2022	300	0	0	0	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.070%	Quarterly	06/12/2022	300	0	0	0	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.085%	Quarterly	06/19/2022	1,300	0	1	1	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.086%	Quarterly	04/12/2023	700	0	0	0	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.073%	Quarterly	04/27/2023	1,300	0	0	0	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.088%	Quarterly	05/23/2029	100	0	0	0	0	0

					$0	$4	$4	$1	$0

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.673%	Annual	04/30/2025		100	$0	$(6)	$(6)	$0	$0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.683	Annual	04/30/2025		300	0	(19)	(19)	1	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.684	Annual	04/30/2025		100	0	(6)	(6)	0	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.710	Annual	04/30/2025		100	0	(6)	(6)	0	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.714	Annual	04/30/2025		200	0	(13)	(13)	0	0
Receive	1-Year BRL-CDI	6.370	Maturity	01/02/2020	BRL	6,100	0	(3)	(3)	0	0
Receive	1-Year BRL-CDI	6.450	Maturity	01/02/2020		9,600	0	(6)	(6)	0	0
Pay	1-Year BRL-CDI	8.880	Maturity	01/04/2021		100	0	2	2	0	0
Receive	1-Year BRL-CDI	7.345	Maturity	07/01/2021		3,200	0	(20)	(20)	0	(1)
Pay	3-Month CAD-Bank Bill	2.500	Semi-Annual	06/19/2029	CAD	1,400	21	44	65	4	0
Pay	3-Month CAD-Bank Bill	1.750	Semi-Annual	12/16/2046		300	(41)	24	(17)	2	0
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		200	(1)	24	23	2	0
Pay	3-Month CAD-Bank Bill	2.565	Semi-Annual	03/07/2049		100	0	9	9	1	0
Pay	3-Month CHF-LIBOR	0.050	Annual	03/16/2026	CHF	200	(1)	9	8	0	0
Pay	3-Month NZD-BBR	2.500	Semi-Annual	02/14/2020	NZD	460	0	4	4	0	0
Pay	3-Month PLN-WIBOR	2.405	Annual	01/30/2029	PLN	100	0	1	1	0	0
Pay	3-Month SEK-STIBOR	0.500	Annual	06/19/2024	SEK	3,300	8	(1)	7	0	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/20/2019		$900	(2)	3	1	0	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	06/20/2020		6,500	129	(110)	19	2	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2020		200	1	(3)	(2)	0	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2023		1,250	29	(29)	0	1	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		200	(11)	(1)	(12)	0	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026		300	(9)	(14)	(23)	0	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		1,400	88	(126)	(38)	2	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		1,300	(60)	(64)	(124)	3	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		350	(11)	(28)	(39)	2	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		550	62	(94)	(32)	3	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048		200	6	(40)	(34)	1	0
Receive(7)	3-Month USD-LIBOR	2.953	Semi-Annual	11/12/2049		100	(5)	(11)	(16)	1	0
Receive(7)	3-Month USD-LIBOR	2.955	Semi-Annual	11/12/2049		300	(16)	(32)	(48)	2	0
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	06/20/2023	ZAR	300	0	0	0	0	0
Pay	6-Month CZK-PRIBOR	1.913	Annual	01/30/2029	CZK	800	0	1	1	0	0
Receive(7)	6-Month EUR-EURIBOR	0.000	Annual	09/18/2021	EUR	1,200	(8)	(3)	(11)	0	(1)
Receive(7)	6-Month EUR-EURIBOR	0.000	Annual	12/18/2021		1,000	(8)	(1)	(9)	0	(1)
Pay(7)	6-Month EUR-EURIBOR	0.250	Annual	09/18/2024		4,600	24	100	124	10	0
Pay(7)	6-Month EUR-EURIBOR	0.000	Annual	12/18/2024		100	1	0	1	0	0
Pay(7)	6-Month EUR-EURIBOR	1.000	Annual	03/08/2029		500	(2)	16	14	1	0
Pay(7)	6-Month EUR-EURIBOR	1.310	Annual	06/19/2029		1,300	42	13	55	3	0
Pay(7)	6-Month EUR-EURIBOR	0.750	Annual	09/18/2029		1,700	19	89	108	7	0
Pay(7)	6-Month EUR-EURIBOR	0.500	Annual	12/18/2029		1,400	27	16	43	5	0
Receive(7)	6-Month EUR-EURIBOR	1.250	Annual	09/18/2049		100	(1)	(16)	(17)	0	(1)
Pay(7)	6-Month GBP-LIBOR	1.500	Annual	12/18/2020	GBP	300	1	2	3	0	0
Pay(7)	6-Month GBP-LIBOR	1.000	Semi-Annual	09/18/2021		900	(3)	7	4	0	0
Receive(7)	6-Month GBP-LIBOR	1.500	Annual	12/16/2021		300	0	(3)	(3)	0	0
Pay(7)	6-Month GBP-LIBOR	1.000	Semi-Annual	12/18/2024		1,500	6	2	8	0	(1)
Pay(7)	6-Month GBP-LIBOR	1.000	Semi-Annual	12/18/2029		200	(1)	(1)	(2)	0	0
Pay(7)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2049		200	(3)	20	17	0	(1)
Pay	6-Month HUF-BBR	1.500	Annual	03/20/2024	HUF	10,900	0	1	1	0	0
Receive	6-Month JPY-LIBOR	0.200	Semi-Annual	06/19/2029	JPY	30,000	(3)	(2)	(5)	0	0
Pay	6-Month JPY-LIBOR	0.400	Semi-Annual	06/19/2039		34,902	(1)	8	7	1	0
Receive	6-Month JPY-LIBOR	0.500	Semi-Annual	06/19/2049		2,000	0	(1)	(1)	0	0
Pay	28-Day MXN-TIIE	5.825	Lunar	01/12/2023	MXN	3,700	(17)	8	(9)	1	0

							$260	$(256)	$4	$55	$(6)

Total Swap Agreements							$276	$(245)	$31	$57	$(7)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	19

Schedule of Investments PIMCO International Bond Portfolio (Unhedged) (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$4	$57	$61	$ (4)	$ (7)	$ (7)	$ (18)

Cash of $544 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)	Future styled option.
(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2019	AUD	4,045		$2,824	$0	$(16)
	07/2019	CAD	4,003		3,043	0	(14)
	07/2019	JPY	6,400		59	0	0
	07/2019		$122	AUD	175	1	0
	07/2019		2,961	CHF	2,970	81	0
	07/2019		2	EUR	2	0	0
	07/2019		29	GBP	23	0	0
	07/2019		1	NOK	7	0	0
	07/2019		149	NZD	229	5	0
	08/2019		2,797	AUD	4,001	15	0
	08/2019		2,985	CAD	3,923	13	0
	09/2019	SGD	203		$149	0	(2)
	09/2019		$845	IDR	12,437,521	27	0
	03/2020	RON	103	EUR	21	0	(1)

BPS	07/2019	AUD	175		$122	0	(1)
	07/2019	CAD	140		107	0	0
	07/2019	CHF	59		61	0	0
	07/2019	DKK	295		45	0	0
	07/2019	EUR	641		722	0	(8)
	07/2019	GBP	1,002		1,271	0	(2)
	07/2019	JPY	3,306		31	0	0
	07/2019	NOK	4,984		571	0	(13)
	07/2019	NZD	449		300	0	(2)
	07/2019	RON	325		77	0	(1)
	07/2019	RUB	3,754		58	0	(1)
	07/2019	SEK	285		30	0	0
	07/2019		$53	CNH	364	0	0
	07/2019		465	EUR	412	4	0

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	07/2019		$138	GBP	110	$1	$0
	07/2019		295	JPY	31,803	0	0
	07/2019		160	NOK	1,365	0	0
	07/2019		800	SEK	7,420	0	(1)
	08/2019	EUR	106		$121	0	0
	08/2019	JPY	16,303		152	0	0
	08/2019	NOK	770		90	0	0
	08/2019		$3	ARS	110	0	0
	08/2019		1,236	GBP	973	2	0
	08/2019		300	NZD	449	2	0
	08/2019		1,065	RUB	69,521	28	0
	08/2019		106	SEK	980	0	0
	09/2019	PEN	10		$3	0	0
	09/2019		$77	CNH	533	1	0
	09/2019		36	IDR	519,688	0	0
	09/2019		4	PEN	13	0	0
	10/2019	INR	5,146		$73	0	(1)
	10/2019		$68	RON	290	2	0
	03/2020	RON	89	EUR	18	0	(1)
	05/2020		$262	INR	19,249	7	0

BRC	07/2019	DKK	685		$104	0	0
	07/2019		$28	PEN	94	0	0
	08/2019	MXN	2,503		$127	0	(2)
	08/2019		$39	HKD	303	0	0
	12/2019	HKD	303		$39	0	0
	04/2020	INR	19,372		267	0	(4)

BSS	07/2019	BRL	1,200		313	1	0
	07/2019		$307	BRL	1,200	5	0
	01/2020	BRL	2,400		$606	0	(9)

CBK	07/2019	AUD	48		34	0	0
	07/2019	CHF	134		135	0	(3)
	07/2019	CLP	8,206		12	0	0
	07/2019	CNH	394		58	1	0
	07/2019	DKK	1,115		170	0	0
	07/2019	EUR	1,371		1,557	0	(1)
	07/2019	JPY	28,600		263	0	(3)
	07/2019	NOK	22,625		2,657	7	(2)
	07/2019	PEN	184		55	0	(1)
	07/2019	RUB	5,558		86	0	(2)
	07/2019	SEK	1,143		122	0	(2)
	07/2019		$2,910	AUD	4,202	40	0
	07/2019		61	CAD	80	0	0
	07/2019		53	CNH	364	0	0
	07/2019		1,107	DKK	7,279	2	0
	07/2019		76	GBP	60	0	0
	07/2019		32	JPY	3,442	0	0
	07/2019		27	PEN	90	0	0
	07/2019		114	PLN	426	0	0
	07/2019		243	SEK	2,272	2	0
	07/2019		13	TRY	75	0	0
	08/2019	CAD	40		$31	0	0
	08/2019	JPY	2,800		26	0	0
	08/2019	MXN	5,183		262	0	(6)
	08/2019		$1,375	EUR	1,206	1	0
	08/2019		72	HKD	564	0	0
	08/2019		2,570	NOK	21,842	0	(7)
	09/2019	EUR	8	TRY	54	0	0
	09/2019	PEN	90		$27	0	0
	09/2019		$12	CLP	8,206	0	0
	09/2019		144	COP	485,539	7	0
	09/2019		11	IDR	160,204	0	0
	10/2019	DKK	7,279		$1,116	0	(2)
	10/2019		$68	RON	290	2	0
	11/2019		9	TWD	280	0	0
	12/2019	HKD	564		$72	0	0
	03/2020	RON	90	EUR	18	0	(1)

DUB	07/2019		$32	TRY	184	0	0
	09/2019		26	CNH	180	0	0
	11/2019		37	TWD	1,154	1	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	21

Schedule of Investments PIMCO International Bond Portfolio (Unhedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
FBF	11/2019		$15	TWD	469	$0	$0

GLM	07/2019	CHF	29		$30	0	0
	07/2019	CLP	43,741		65	0	0
	07/2019	DKK	70		11	0	0
	07/2019	EUR	60		68	0	0
	07/2019	NOK	85		10	0	0
	07/2019	RUB	7,602		116	0	(4)
	07/2019		$7	ARS	321	1	0
	07/2019		42	CLP	29,207	1	0
	07/2019		30	NZD	46	1	0
	08/2019	MXN	2,362		$120	0	(2)
	08/2019	RUB	2,821		43	0	(1)
	09/2019	KRW	10,375		9	0	0
	09/2019	MYR	1,697		410	0	0
	09/2019		$65	CLP	43,741	0	0
	03/2020	EUR	13	RON	65	0	0

HUS	07/2019	BRL	2,787		$727	2	0
	07/2019	CHF	2,886		2,954	0	(2)
	07/2019	CNH	2,509		368	3	0
	07/2019	NZD	91		60	0	(1)
	07/2019	SEK	455		49	0	(1)
	07/2019		$729	BRL	2,786	0	(3)
	07/2019		2,864	CAD	3,861	84	0
	07/2019		382	CNH	2,622	0	0
	07/2019		120	NOK	1,042	3	0
	07/2019		39	TRY	227	0	0
	08/2019	AUD	34		$24	0	0
	08/2019	BRL	2,787		727	3	0
	08/2019	MXN	400		21	0	0
	08/2019		$2,963	CHF	2,886	3	0
	08/2019		88	HKD	691	0	0
	09/2019	CNH	2,772		$399	0	(4)
	09/2019	EUR	5	TRY	34	0	0
	09/2019		$261	CNH	1,798	1	0
	09/2019		47	IDR	678,810	1	0
	10/2019	INR	6,983		$95	0	(5)
	10/2019		$167	INR	12,129	6	0
	11/2019	TWD	3,751		$120	0	(2)
	11/2019		$35	TWD	1,091	1	0
	12/2019	HKD	1,022		$131	0	0
	04/2020		$264	INR	19,372	7	0

IND	07/2019		843	SEK	8,084	27	0

JPM	07/2019	BRL	1,200		$315	3	0
	07/2019	CHF	60		60	0	(2)
	07/2019	CNH	128		19	0	0
	07/2019	DKK	5,261		799	0	(3)
	07/2019	EUR	124	RON	586	0	0
	07/2019		832		$940	0	(6)
	07/2019	GBP	95		120	0	(1)
	07/2019	INR	18,471		263	0	(4)
	07/2019	JPY	22,015		203	0	(1)
	07/2019	KRW	25,626		22	0	0
	07/2019	SEK	7,420		800	1	0
	07/2019		$313	BRL	1,200	0	(1)
	07/2019		274	CHF	269	2	0
	07/2019		25	DKK	165	0	0
	07/2019		113	GBP	90	1	0
	07/2019		138	INR	9,616	1	0
	07/2019		3,033	NOK	26,502	74	0
	07/2019		35	PLN	132	0	0
	07/2019		30	SEK	288	1	0
	07/2019		14	TRY	82	0	0
	07/2019		144	ZAR	2,100	5	0
	08/2019	CHF	148		$152	0	0
	08/2019	MXN	449		23	0	(1)
	08/2019		$1,119	MXN	22,026	21	0
	08/2019		802	SEK	7,420	0	(1)
	09/2019	CNH	111		$16	0	0
	09/2019		$18	IDR	259,716	0	0
	10/2019	RON	586	EUR	123	0	0

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2019		$91	DKK	595	$0	$0
	11/2019	TWD	928		$30	0	(1)
	05/2020	INR	9,616		133	0	(1)

MSB	07/2019	CNH	319		47	0	0
	07/2019	EUR	5	RON	24	0	0
	07/2019		$12	CLP	8,206	0	0
	08/2019	RUB	7,020		$108	0	(3)
	09/2019		6,341		96	0	(3)
	03/2020	RON	90	EUR	18	0	(1)

MYI	07/2019	AUD	86		$60	0	0
	07/2019	CAD	400		305	0	0
	07/2019	CHF	31		31	0	(1)
	07/2019	NOK	1,032		122	1	0
	07/2019		$293	NZD	449	9	0
	08/2019		45	HKD	354	0	0
	12/2019	HKD	354		$45	0	0
	06/2021		$3	EUR	2	0	0

NGF	07/2019	CAD	21		$16	0	0
	09/2019	TRY	89	EUR	13	0	0
	09/2019		$152	CNH	1,054	1	0

RYL	07/2019	DKK	60		$9	0	0
	07/2019	RUB	1,162		18	0	0

SCX	07/2019	BRL	2,787		691	0	(34)
	07/2019	GBP	72		92	0	0
	07/2019	JPY	16,445		152	0	(1)
	07/2019	KRW	80,385		69	0	(1)
	07/2019	SEK	13,159		1,419	2	0
	07/2019		$727	BRL	2,786	0	(2)
	07/2019		77	CAD	102	1	0
	07/2019		1,121	GBP	886	4	0
	07/2019		60	JPY	6,521	0	0
	07/2019		87	RUB	5,752	4	0
	07/2019		623	SEK	5,890	12	0
	08/2019		92	GBP	72	0	0
	08/2019		1,422	SEK	13,159	0	(2)
	09/2019		59	CNH	407	0	0
	11/2019		51	TWD	1,582	0	0

SOG	07/2019	PLN	413		$110	0	(1)
	07/2019	RON	286	EUR	59	0	(2)

SSB	07/2019	AUD	24		$17	0	0
	07/2019	CHF	40		40	0	(1)
	07/2019	JPY	1,700		16	0	0
	07/2019	NOK	190		22	0	0
	07/2019		$127	INR	8,855	1	0
	08/2019	CHF	26		$27	0	0
	08/2019	HKD	2,390		306	0	(1)
	05/2020	INR	9,633		134	0	(1)

TOR	07/2019	CAD	100		76	0	0
	07/2019	SEK	75		8	0	0
	07/2019		$21	CLP	14,534	1	0
	07/2019		2,775	EUR	2,478	43	0
	08/2019		161	BRL	619	0	0
	08/2019		187	MXN	3,672	3	0

UAG	07/2019	NZD	183		$121	0	(2)
	07/2019	SEK	1,417		153	0	0
	07/2019	TRY	568		95	0	(3)
	07/2019		$341	JPY	36,700	0	(1)
	08/2019	HKD	423		$54	0	0
	08/2019	JPY	36,700		342	1	0
	08/2019		$153	SEK	1,417	0	0
	09/2019	KRW	423,750		$367	0	0
	09/2019		$14	IDR	199,728	0	0
	09/2019		735	MYR	3,055	4	0
	03/2020	EUR	63	RON	307	0	0

Total Forward Foreign Currency Contracts						$598	$(216)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	23

Schedule of Investments PIMCO International Bond Portfolio (Unhedged) (Cont.)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Call - OTC USD versus CAD	CAD	1.390	07/19/2019	2,000	$0	$0

HUS	Call - OTC AUD versus CAD		0.940	09/13/2019	200	1	1
	Call - OTC USD versus INR	INR	82.000	10/16/2019	400	3	0

						$4	$1

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
MYC	Put - OTC 2-Year Interest Rate Swap	3-Month JPY-LIBOR	Receive	0.147%	06/29/2020	24,000	$ 0	$0

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC Fannie Mae UMBS, TBA 3.500% due 07/01/2049	$73.000	07/08/2019	2,400	$0	$0
	Put - OTC Fannie Mae UMBS, TBA 4.000% due 07/01/2049	76.500	07/08/2019	1,500	0	0

					$0	$0

Total Purchased Options					$4	$1

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950%	08/21/2019	100	$0	$0

DUB	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950	09/18/2019	100	0	0

GST	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400	09/18/2019	100	0	0
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	08/21/2019	200	(1)	0
	Put - OTC iTraxx Europe 30 5-Year Index	Sell	2.400	09/18/2019	100	0	0

						$(1)	$0

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Put - OTC USD versus COP	COP	3,165.000	08/29/2019	100	$(1)	$(1)
	Put - OTC USD versus ZAR	ZAR	14.200	07/18/2019	70	0	(1)

HUS	Put - OTC AUD versus CAD	CAD	0.905	09/13/2019	200	(1)	(1)
	Put - OTC USD versus CNH	CNH	6.795	07/22/2019	150	0	0
	Call - OTC USD versus CNH		6.945	07/22/2019	150	0	(1)

						$(2)	$(4)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Put - OTC 2-Year Interest Rate Swap	3-Month JPY-LIBOR	Pay	0.047%	06/29/2020	49,000	$0	$0

Total Written Options							$(3)	$(4)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2019(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BPS	Japan Government International Bond	(1.000)%	Quarterly	06/20/2022	0.103%	$100	$(4)	$1	$0	$(3)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.245	200	(5)	(1)	0	(6)

BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.329	100	(2)	0	0	(2)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.103	100	(3)	0	0	(3)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.245	50	(1)	0	0	(1)

CBK	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.103	100	(4)	1	0	(3)

GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.329	100	(2)	0	0	(2)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.103	100	(3)	0	0	(3)

HUS	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.245	100	(3)	0	0	(3)

							$(27)	$1	$0	$(26)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2019(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
GST	South Africa Government International Bond	1.000%	Quarterly	06/20/2024	1.673%	$100	$(4)	$1	$0	$(3)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Pay	1-Year ILS-TELBOR	1.180%	Annual	01/30/2024	ILS	300	$0	$2	$2	$0
	Pay	1-Year ILS-TELBOR	1.786	Annual	05/01/2029		100	0	1	1	0
	Pay	3-Month CNY-CNREPOFIX	3.005	Quarterly	06/19/2024	CNY	1,100	0	1	1	0

CBK	Pay	1-Year ILS-TELBOR	1.755	Annual	04/29/2029	ILS	100	0	1	1	0
	Pay	3-Month CNY-CNREPOFIX	2.935	Quarterly	04/01/2024	CNY	700	0	0	0	0
	Pay	3-Month CNY-CNREPOFIX	3.023	Quarterly	06/19/2024		2,000	0	1	1	0
	Pay	3-Month CNY-CNREPOFIX(7)	2.898	Quarterly	07/01/2024		1,200	0	0	0	0

GLM	Pay	1-Year ILS-TELBOR	1.780	Annual	04/22/2029	ILS	100	0	1	1	0
	Pay	1-Year ILS-TELBOR	1.779	Annual	04/30/2029		100	0	1	1	0
	Pay	3-Month CNY-CNREPOFIX	2.930	Quarterly	04/01/2024	CNY	700	0	0	0	0

GST	Pay	3-Month CNY-CNREPOFIX	3.010	Quarterly	06/19/2024		800	0	1	1	0

HUS	Pay	1-Year ILS-TELBOR	1.785	Annual	04/25/2029	ILS	100	0	1	1	0

JPM	Pay	1-Year ILS-TELBOR	1.775	Annual	04/25/2029		100	0	1	1	0

MYI	Pay	3-Month CNY-CNREPOFIX	3.200	Quarterly	06/19/2024	CNY	3,500	0	6	6	0

								$0	$17	$17	$0

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(8)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BRC	Receive	iBoxx USD Liquid High Yield Index	N/A	2.387% (3-Month USD-LIBOR)	Maturity	03/20/2020	$	200	$1	$(7)	$0	$(6)

GST	Receive	iBoxx USD Liquid High Yield Index	N/A	2.387% (3-Month USD-LIBOR)	Maturity	09/20/2019		100	0	(7)	0	(7)

JPM	Receive	iBoxx USD Liquid High Yield Index	N/A	2.387% (3-Month USD-LIBOR)	Maturity	09/20/2019		100	0	(6)	0	(6)

									$1	$(20)	$0	$(19)

Total Swap Agreements									$(30)	$(1)	$17	$(48)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	25

Schedule of Investments PIMCO International Bond Portfolio (Unhedged) (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(9)
BOA	$142	$0	$0	$142	$(33)	$0	$0	$(33)	$109	$0	$109
BPS	47	0	4	51	(31)	0	(9)	(40)	11	0	11
BRC	0	0	0	0	(6)	0	(12)	(18)	(18)	0	(18)
BSS	6	0	0	6	(9)	0	0	(9)	(3)	0	(3)
CBK	62	0	2	64	(30)	0	(3)	(33)	31	0	31
DUB	1	0	0	1	0	0	0	0	1	0	1
GLM	3	0	2	5	(7)	(2)	0	(9)	(4)	0	(4)
GST	0	0	1	1	0	0	(15)	(15)	(14)	0	(14)
HUS	114	1	1	116	(18)	(2)	(3)	(23)	93	0	93
IND	27	0	0	27	0	0	0	0	27	0	27
JPM	109	0	1	110	(22)	0	(6)	(28)	82	0	82
MSB	0	0	0	0	(7)	0	0	(7)	(7)	0	(7)
MYI	10	0	6	16	(1)	0	0	(1)	15	0	15
NGF	1	0	0	1	0	0	0	0	1	0	1
SCX	23	0	0	23	(40)	0	0	(40)	(17)	0	(17)
SOG	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)
SSB	1	0	0	1	(3)	0	0	(3)	(2)	0	(2)
TOR	47	0	0	47	0	0	0	0	47	0	47
UAG	5	0	0	5	(6)	0	0	(6)	(1)	0	(1)

Total Over the Counter	$598	$1	$17	$616	$(216)	$(4)	$(48)	$(268)

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information
(8)

Receive represents that the Portfolio receives payments for any positive net return on the underlying reference. The Portfolio makes payments for any negative net return on such underlying reference. Pay represents that the Portfolio receives payments for any negative net return on the underlying reference. The Portfolio makes payments for any positive net return on such underlying reference.

(9)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$4	$4
Swap Agreements	0	1	0	0	56	57

	$0	$1	$0	$0	$60	$61

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$598	$0	$598
Purchased Options	0	0	0	1	0	1
Swap Agreements	0	0	0	0	17	17

	$0	$0	$0	$599	$17	$616

	$0	$1	$0	$599	$77	$677

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$4	$4
Futures	0	0	0	0	7	7
Swap Agreements	0	1	0	0	6	7

	$0	$1	$0	$0	$17	$18

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$216	$0	$216
Written Options	0	0	0	4	0	4
Swap Agreements	0	29	0	0	19	48

	$0	$29	$0	$220	$19	$268

	$0	$30	$0	$220	$36	$286

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1)	$(1)
Written Options	0	0	0	0	3	3
Futures	0	0	0	0	(132)	(132)
Swap Agreements	0	(3)	0	0	331	328

	$0	$(3)	$0	$0	$201	$198

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(85)	$0	$(85)
Purchased Options	0	0	0	(8)	0	(8)
Written Options	0	3	0	9	0	12
Swap Agreements	0	(5)	0	(257)	5	(257)

	$0	$(2)	$0	$(341)	$5	$(338)

	$0	$(5)	$0	$(341)	$206	$(140)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$85	$85
Swap Agreements	0	(75)	0	0	(249)	(324)

	$0	$(75)	$0	$0	$(164)	$(239)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$672	$0	$672
Purchased Options	0	0	0	(1)	0	(1)
Written Options	0	1	0	1	0	2
Swap Agreements	0	0	0	45	4	49

	$0	$1	$0	$717	$4	$722

	$0	$(74)	$0	$717	$(160)	$483

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	27

Schedule of Investments PIMCO International Bond Portfolio (Unhedged) (Cont.)

June 30, 2019 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$30	$0	$30
Australia
Corporate Bonds & Notes	0	207	0	207
Sovereign Issues	0	107	0	107
Brazil
Corporate Bonds & Notes	0	181	0	181
Sovereign Issues	0	1,323	0	1,323
Canada
Corporate Bonds & Notes	0	100	0	100
Non-Agency Mortgage-Backed Securities	0	41	0	41
Sovereign Issues	0	81	0	81
Cayman Islands
Asset-Backed Securities	0	599	0	599
Corporate Bonds & Notes	0	218	0	218
Denmark
Corporate Bonds & Notes	0	1,419	0	1,419
France
Corporate Bonds & Notes	0	270	0	270
Sovereign Issues	0	946	0	946
Germany
Corporate Bonds & Notes	0	727	0	727
Ireland
Sovereign Issues	0	151	0	151
Italy
Sovereign Issues	0	1,040	0	1,040
Japan
Corporate Bonds & Notes	0	404	0	404
Sovereign Issues	0	4,520	0	4,520
Jersey, Channel Islands
Corporate Bonds & Notes	0	107	0	107
Kuwait
Sovereign Issues	0	213	0	213
Lithuania
Sovereign Issues	0	106	0	106
Netherlands
Corporate Bonds & Notes	0	572	0	572
Norway
Corporate Bonds & Notes	0	209	0	209
Peru
Sovereign Issues	0	205	0	205
Poland
Sovereign Issues	0	109	0	109
Qatar
Sovereign Issues	0	650	0	650
Russia
Sovereign Issues	0	271	0	271
Saudi Arabia
Sovereign Issues	0	200	0	200
South Korea
Sovereign Issues	0	652	0	652

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Spain
Corporate Bonds & Notes	$0	$120	$0	$120
Sovereign Issues	0	1,234	0	1,234
Sweden
Corporate Bonds & Notes	0	666	0	666
Switzerland
Sovereign Issues	0	79	0	79
United Arab Emirates
Sovereign Issues	0	202	0	202
United Kingdom
Corporate Bonds & Notes	0	2,289	0	2,289
Non-Agency Mortgage-Backed Securities	0	999	0	999
Sovereign Issues	0	260	0	260
United States
Asset-Backed Securities	0	1,440	0	1,440
Corporate Bonds & Notes	0	4,294	0	4,294
Loan Participations and Assignments	0	97	0	97
Non-Agency Mortgage-Backed Securities	0	1,401	0	1,401
U.S. Government Agencies	0	5,845	0	5,845
U.S. Treasury Obligations	0	2,163	0	2,163
Short-Term Instruments
Commercial Paper	0	458	0	458
Repurchase Agreements	0	112	0	112

	$0	$37,317	$0	$37,317

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$221	$0	$0	$221

Total Investments	$221	$37,317	$0	$37,538

Short Sales, at Value - Liabilities
Canada
Sovereign Issues	$0	$(319)	$0	$(319)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	4	57	0	61
Over the counter	0	616	0	616

	$4	$673	$0	$677

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(7)	(11)	0	(18)
Over the counter	0	(268)	0	(268)

	$(7)	$(279)	$0	$(286)

Total Financial Derivative Instruments	$(3)	$394	$0	$391

Totals	$218	$37,392	$0	$37,610

There were no significant transfers into or out of Level 3 during the period ended June 30, 2019.

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2019 (Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO International Bond Portfolio (Unhedged) (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

SEMIANNUAL REPORT	JUNE 30, 2019	29

Notes to Financial Statements (Cont.)

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification (“ASC”) 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2019 (Unaudited)

value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily

SEMIANNUAL REPORT	JUNE 30, 2019	31

Notes to Financial Statements (Cont.)

available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay

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Notes to Financial Statements (Cont.)

Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2019 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$574	$8	$(570)	$(4)	$6	$14	$8	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$204	$4,203	$(4,200)	$0	$0	$207	$3	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks.

When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it

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is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest

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Notes to Financial Statements (Cont.)

(referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest

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payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk

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Notes to Financial Statements (Cont.)

if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold

(“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

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(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit

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Notes to Financial Statements (Cont.)

default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  are entered into to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the

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contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

New/Small Portfolio Risk is the risk that a new or smaller Portfolio’s performance may not represent how the Portfolio is expected to or may perform in the long term. In addition, new Portfolios have limited operating histories for investors to evaluate and new and smaller Portfolios may not attract sufficient assets to achieve investment and trading efficiencies.

Interest Rate Risk is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

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Notes to Financial Statements (Cont.)

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Issuer Non-Diversification Risk is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Portfolios that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than portfolios that are “diversified”.

Leveraging Risk is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

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Short Exposure Risk is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master
Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial

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Notes to Financial Statements (Cont.)

derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.50%	0.50%	0.50%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At June 30, 2019, there were no recoverable amounts.

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10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended June 30, 2019, were as follows (amounts in thousands†):

Purchases	Sales

$58	$412

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the

Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$36,034	$35,516	$8,535	$7,493

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2019		Year Ended 12/31/2018

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	0	$0	0	$0

Administrative Class	176	1,732	695	7,480

Advisor Class	132	1,301	1,057	11,379
Issued as reinvestment of distributions

Institutional Class	0	0	0	1

Administrative Class	11	106	65	638

Advisor Class	21	202	140	1,375
Cost of shares redeemed

Institutional Class	0	0	0	0

Administrative Class	(154)	(1,506)	(571)	(6,006)

Advisor Class	(274)	(2,688)	(1,190)	(12,516)

Net increase (decrease) resulting from Portfolio share transactions	(88)	$(853)	196	$2,351

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	JUNE 30, 2019	45

Notes to Financial Statements (Cont.)

June 30, 2019 (Unaudited)

As of June 30, 2019, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 72% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2019, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2018, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO International Bond Portfolio (Unhedged)	$0	$59

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$36,341	$2,558	$(1,301)	$1,257

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

46	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYI	Morgan Stanley & Co. International PLC

BPS	BNP Paribas S.A.	GST	Goldman Sachs International	NGF	Nomura Global Financial Products, Inc.

BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland PLC

BSS	Banco Santander S.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank

CBK	Citibank N.A.	JML	JP Morgan Securities Plc	SOG	Societe Generale Paris

DUB	Deutsche Bank AG	JPM	JP Morgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.

FAR	Wells Fargo Bank National Association	MEI	Merrill Lynch International	TDM	TD Securities (USA) LLC

FBF	Credit Suisse International	MSB	Morgan Stanley Bank, N.A	TOR	Toronto Dominion Bank

FICC	Fixed Income Clearing Corporation	MYC	Morgan Stanley Capital Services, Inc.	UAG	UBS AG Stamford

Currency Abbreviations:

ARS	Argentine Peso	GBP	British Pound	PEN	Peruvian New Sol

AUD	Australian Dollar	HKD	Hong Kong Dollar	PLN	Polish Zloty

BRL	Brazilian Real	HUF	Hungarian Forint	RON	Romanian New Leu

CAD	Canadian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble

CHF	Swiss Franc	ILS	Israeli Shekel	SEK	Swedish Krona

CLP	Chilean Peso	INR	Indian Rupee	SGD	Singapore Dollar

CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	TRY	Turkish New Lira

CNY	Chinese Renminbi (Mainland)	KRW	South Korean Won	TWD	Taiwanese Dollar

COP	Colombian Peso	MXN	Mexican Peso	USD (or $)	United States Dollar

CZK	Czech Koruna	MYR	Malaysian Ringgit	ZAR	South African Rand

DKK	Danish Krone	NOK	Norwegian Krone

EUR	Euro	NZD	New Zealand Dollar

Exchange Abbreviations:

CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:

BADLARPP	Argentina Badlar Floating Rate Notes	CDX.IG	Credit Derivatives Index - Investment Grade	LIBOR03M	3 Month USD-LIBOR

CDX.EM	Credit Derivatives Index - Emerging Markets	CNREPOFIX	China Fixing Repo Rates 7-Day	US0003M	3 Month USD Swap Rate

Other Abbreviations:

ALT	Alternate Loan Trust	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TBA	To-Be-Announced

BBR	Bank Bill Rate	NCUA	National Credit Union Administration	TELBOR	Tel Aviv Inter-Bank Offered Rate

CDI	Brazil Interbank Deposit Rate	OAT	Obligations Assimilables du Trésor	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap	UMBS	Uniform Mortgage-Backed Security

EURIBOR	Euro Interbank Offered Rate	PIK	Payment-in-Kind	WIBOR	Warsaw Interbank Offered Rate

JIBAR	Johannesburg Interbank Agreed Rate	PRIBOR	Prague Interbank Offered Rate

LIBOR	London Interbank Offered Rate	STIBOR	Stockholm Interbank Offered Rate

SEMIANNUAL REPORT	JUNE 30, 2019	47

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT05SAR_063019

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2019

PIMCO Low Duration Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2019

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.2% during the fourth quarter of 2018. For the first quarter of 2019, GDP growth rose to an annual pace of 3.1%. Finally, the Commerce Department’s initial reading for second quarter 2019 GDP, released after the reporting period ended, showed that the U.S. economy grew at a 2.1% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” With its December 2018 rate hike, the Fed increased the federal funds rate to a range between 2.25% and 2.50%. However, at its meeting in January 2019, the Fed tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” This stance was partially attributed to trade tensions and signs of slowing global growth, including weakening manufacturing data. Finally, at its meeting that concluded on July 31, 2019, after the reporting period ended, the Fed lowered the federal funds rate to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008.

Growth outside the U.S. continued, but the pace generally moderated. According to the International Monetary Fund (“IMF”), global growth is projected to be 3.3% in 2019, versus 3.6% in 2018. From a regional perspective, the U.S. economy is expected to expand 2.3% in 2019, compared to 2.9% in the prior year. Elsewhere, the IMF anticipates 2019 GDP growth in the eurozone, UK and Japan will be 1.3%, 1.2% and 1.0%, respectively. For comparison purposes, these economies expanded 1.8%, 1.4% and 0.8%, respectively, in 2018.

Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies. The ECB ended its quantitative easing program in December 2018 and indicated that it does not expect to raise interest rates, “at least through the first half of 2020.” Meanwhile, the Bank of England kept rates on hold for the reporting period.

Both short- and long-term U.S. Treasury yields declined. In our view, falling rates were partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the two-year U.S. Treasury note was 1.75% at the end of the reporting period, compared to 2.48% on December 31, 2018. Meanwhile, the yield on the benchmark 10-year U.S. Treasury note was 2.00% at the end of the reporting period, versus 2.69% on December 31, 2018. The Bloomberg Barclays Global Treasury Index (USD hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 5.52%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD hedged), a widely used index of global investment grade credit bonds, returned 8.22%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD hedged), a widely used index of below investment grade bonds, returned 10.05%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD hedged), returned 10.60%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 8.72%.

Global equities also produced strong results. Despite periods of volatility, U.S. equities moved sharply higher. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations and a more accommodative Fed. All told, U.S. equities, as represented by the S&P 500 Index, returned 18.54%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 10.59%, whereas global equities, as

2	PIMCO VARIABLE INSURANCE TRUST

represented by the MSCI World Index, returned 16.98%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 7.53%, and European equities, as represented by the MSCI Europe Index (in EUR), returned 16.24%.

Commodity prices fluctuated and largely moved higher. When the reporting period began, Brent crude oil was approximately $54 a barrel, but by the end, it was roughly $67 a barrel. Elsewhere, gold and copper prices also rose.

Finally, there were periods of volatility in the foreign exchange markets, due in part to signs of moderating global growth and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar strengthened against a number of other major currencies. For example, the U.S. dollar returned 0.82% and 0.45% versus the euro and British pound, respectively. However, the U.S. dollar fell 1.71% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2019	3

Important Information About the PIMCO Low Duration Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Low Duration Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of interest rate risk, especially as the Federal Reserve Board ended its quantitative easing program in October 2014 and raised interest rates several times thereafter before lowering them in July 2019. Interest rates may change in the future depending upon the Federal Reserve Board’s view of economic growth, inflation, employment and other market factors. To the extent the Federal Reserve Board raises interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

With respect to certain securities, the Portfolio may make different asset class, sector or geographical classifications for the purpose of monitoring compliance with investment guidelines than the classifications disclosed in this report.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The Portfolio may have significant exposure (or negative exposure) to issuers in the United Kingdom. The United Kingdom’s decision to leave the European Union may impact Portfolio returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests are not known.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only

4	PIMCO VARIABLE INSURANCE TRUST

Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Low Duration Portfolio	02/16/99	04/10/00	02/16/99	03/31/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-PORT. The Portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov and are available without charge, upon request by calling the Portfolio at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Portfolio filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

SEMIANNUAL REPORT	JUNE 30, 2019	5

PIMCO Low Duration Portfolio

Cumulative Returns Through June 30, 2019

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of 06/30/2019†§

Corporate Bonds & Notes	30.8%

U.S. Government Agencies	26.9%

Short-Term Instruments‡	13.7%

U.S. Treasury Obligations	13.3%

Asset-Backed Securities	7.9%

Sovereign Issues	4.2%

Non-Agency Mortgage-Backed Securities	2.7%

Other	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO Low Duration Portfolio Institutional Class	2.91%	3.77%	1.32%	2.66%	3.70%
PIMCO Low Duration Portfolio Administrative Class	2.84%	3.61%	1.16%	2.51%	3.54%
PIMCO Low Duration Portfolio Advisor Class	2.79%	3.51%	1.06%	2.41%	3.11%
ICE BofAML 1-3 Year U.S. Treasury Index±	2.44%	3.96%	1.21%	1.20%	2.88%♦

All Portfolio returns are net of fees and expenses.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 02/16/1999.

± The ICE BofAML 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.59% for Institutional Class shares, 0.74% for Administrative Class shares, and 0.84% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Low Duration Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Holdings of investment grade corporate credit contributed to performance, as the asset class posted positive total returns.

»	Overweight exposure to agency mortgage-backed securities bolstered performance, as the asset class delivered positive returns.

»	Positions in non-agency mortgage-backed securities contributed to performance, as these securities generated positive total return.

»	Underweight exposure to U.K. duration detracted from performance, as yields fell across U.K. treasuries.

»	Underweight exposure to Australian duration detracted from performance as Australian treasury yields declined substantially.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Low Duration Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2019 to June 30, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

		Actual		Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During Period*	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,029.10	$4.55	$1,000.00	$1,020.17	$4.53	0.91%
Administrative Class	1,000.00	1,028.40	5.30	1,000.00	1,019.43	5.28	1.06
Advisor Class	1,000.00	1,027.90	5.80	1,000.00	1,018.94	5.77	1.16

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	JUNE 30, 2019	7

Financial Highlights PIMCO Low Duration Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Institutional Class

01/01/2019 - 06/30/2019+	$10.08	$0.17	$0.12	$0.29	$(0.16)	$0.00	$0.00	$(0.16)

12/31/2018	10.24	0.20	(0.15)	0.05	(0.21)	0.00	0.00	(0.21)

12/31/2017	10.24	0.15	0.00	0.15	(0.13)	0.00	(0.02)	(0.15)

12/31/2016	10.25	0.16	0.00	0.16	(0.09)	0.00	(0.08)	(0.17)

12/31/2015	10.58	0.15	(0.10)	0.05	(0.38)	0.00	0.00	(0.38)

12/31/2014	10.61	0.10	0.01	0.11	(0.14)	0.00	0.00	(0.14)
Administrative Class

01/01/2019 - 06/30/2019+	10.08	0.15	0.13	0.28	(0.15)	0.00	0.00	(0.15)

12/31/2018	10.24	0.20	(0.17)	0.03	(0.19)	0.00	0.00	(0.19)

12/31/2017	10.24	0.13	0.01	0.14	(0.12)	0.00	(0.02)	(0.14)

12/31/2016	10.25	0.14	0.00	0.14	(0.07)	0.00	(0.08)	(0.15)

12/31/2015	10.58	0.14	(0.11)	0.03	(0.36)	0.00	0.00	(0.36)

12/31/2014	10.61	0.10	(0.01)	0.09	(0.12)	0.00	0.00	(0.12)
Advisor Class

01/01/2019 - 06/30/2019+	10.08	0.15	0.13	0.28	(0.15)	0.00	0.00	(0.15)

12/31/2018	10.24	0.19	(0.17)	0.02	(0.18)	0.00	0.00	(0.18)

12/31/2017	10.24	0.12	0.01	0.13	(0.11)	0.00	(0.02)	(0.13)

12/31/2016	10.25	0.13	0.00	0.13	(0.06)	0.00	(0.08)	(0.14)

12/31/2015	10.58	0.13	(0.11)	0.02	(0.35)	0.00	0.00	(0.35)

12/31/2014	10.61	0.09	(0.01)	0.08	(0.11)	0.00	0.00	(0.11)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.21	2.91%	$10,747	0.91	%*	0.91	%*	0.50	%*	0.50	%*	3.31	%*	192%

10.08	0.49	8,588	0.59		0.59		0.50		0.50		2.02		624

10.24	1.50	15,368	0.50		0.50		0.50		0.50		1.44		544

10.24	1.56	8,710	0.50		0.50		0.50		0.50		1.59		391

10.25	0.47	8,291	0.51		0.51		0.50		0.50		1.39		181

10.58	1.00	13,590	0.50		0.50		0.50		0.50		0.96		208

10.21	2.84	1,009,775	1.06	*	1.06	*	0.65	*	0.65	*	3.08	*	192

10.08	0.34	1,197,654	0.74		0.74		0.65		0.65		1.94		624

10.24	1.35	1,272,418	0.65		0.65		0.65		0.65		1.31		544

10.24	1.41	1,248,263	0.65		0.65		0.65		0.65		1.40		391

10.25	0.31	1,323,009	0.66		0.66		0.65		0.65		1.32		181

10.58	0.85	1,481,605	0.65		0.65		0.65		0.65		0.90		208

10.21	2.79	763,112	1.16	*	1.16	*	0.75	*	0.75	*	3.01	*	192

10.08	0.24	757,166	0.84		0.84		0.75		0.75		1.85		624

10.24	1.25	761,611	0.75		0.75		0.75		0.75		1.21		544

10.24	1.30	717,542	0.75		0.75		0.75		0.75		1.31		391

10.25	0.21	677,728	0.76		0.76		0.75		0.75		1.25		181

10.58	0.75	647,468	0.75		0.75		0.75		0.75		0.80		208

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	9

Statement of Assets and Liabilities PIMCO Low Duration Portfolio

June 30, 2019 (Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$1,970,144
Investments in Affiliates	281,844

Financial Derivative Instruments
Exchange-traded or centrally cleared	693
Over the counter	3,179
Deposits with counterparty	13,929
Foreign currency, at value	3,528
Receivable for investments sold	5,642
Receivable for TBA investments sold	905,870
Receivable for Portfolio shares sold	374
Interest and/or dividends receivable	7,074
Dividends receivable from Affiliates	646
Total Assets	3,192,923

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$398,642
Payable for sale-buyback transactions	15,087
Payable for short sales	170,032

Financial Derivative Instruments
Exchange-traded or centrally cleared	667
Over the counter	3,971
Payable for investments in Affiliates purchased	646
Payable for TBA investments purchased	812,557
Deposits from counterparty	4,321
Payable for Portfolio shares redeemed	2,413
Accrued investment advisory fees	342
Accrued supervisory and administrative fees	342
Accrued distribution fees	147
Accrued servicing fees	116
Other liabilities	6
Total Liabilities	1,409,289

Net Assets	$1,783,634

Net Assets Consist of:

Paid in capital	$1,833,195
Distributable earnings (accumulated loss)	(49,561)

Net Assets	$1,783,634

Net Assets:

Institutional Class	$10,747
Administrative Class	1,009,775
Advisor Class	763,112

Shares Issued and Outstanding:

Institutional Class	1,053
Administrative Class	98,900
Advisor Class	74,741

Net Asset Value Per Share Outstanding:

Institutional Class	$10.21
Administrative Class	10.21
Advisor Class	10.21

Cost of investments in securities	$1,946,270
Cost of investments in Affiliates	$283,065
Cost of foreign currency held	$3,507
Proceeds received on short sales	$169,908
Cost or premiums of financial derivative instruments, net	$2,365

* Includes repurchase agreements of:	$3,196

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Low Duration Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2019 (Unaudited)

Investment Income:
Interest	$33,950
Dividends from Investments in Affiliates	3,918
Total Income	37,868

Expenses:
Investment advisory fees	2,278
Supervisory and administrative fees	2,278
Servicing fees - Administrative Class	810
Distribution and/or servicing fees - Advisor Class	919
Trustee fees	12
Interest expense	3,739
Miscellaneous expense	4
Total Expenses	10,040

Net Investment Income (Loss)	27,828

Net Realized Gain (Loss):

Investments in securities	8,739
Investments in Affiliates	23
Exchange-traded or centrally cleared financial derivative instruments	(15,507)
Over the counter financial derivative instruments	2,594
Foreign currency	259

Net Realized Gain (Loss)	(3,892)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	21,528
Investments in Affiliates	500
Exchange-traded or centrally cleared financial derivative instruments	8,111
Over the counter financial derivative instruments	(2,694)
Foreign currency assets and liabilities	81

Net Change in Unrealized Appreciation (Depreciation)	27,526

Net Increase (Decrease) in Net Assets Resulting from Operations	$51,462

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	11

Statements of Changes in Net Assets PIMCO Low Duration Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$27,828	$38,242
Net realized gain (loss)	(3,892)	(20,945)
Net change in unrealized appreciation (depreciation)	27,526	(12,956)

Net Increase (Decrease) in Net Assets Resulting from Operations	51,462	4,341

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(133)	(269)
Administrative Class	(16,547)	(23,503)
Advisor Class	(10,995)	(13,801)

Total Distributions(a)	(27,675)	(37,573)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(203,561)	(52,757)

Total Increase (Decrease) in Net Assets	(179,774)	(85,989)

Net Assets:

Beginning of period	1,963,408	2,049,397
End of period	$1,783,634	$1,963,408

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Low Duration Portfolio

June 30, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 110.5%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.7%

State Of Qatar
2.983% (LIBOR03M + 2.183%) due 12/21/2020 «~	$6,000	$5,985

Toyota Motor Credit Corp.
2.910% (LIBOR03M + 0.580%) due 11/08/2019 «~	6,000	5,994

Total Loan Participations and Assignments (Cost $11,953)		11,979

CORPORATE BONDS & NOTES 39.0%

BANKING & FINANCE 24.0%

ABN AMRO Bank NV
3.091% (BP0003M + 0.570%) due 08/27/2021 ~	5,100	5,122

AIG Global Funding
2.809% (US0003M + 0.460%) due 06/25/2021 ~	3,000	3,012

Ally Financial, Inc.
7.500% due 09/15/2020	100	106
8.000% due 03/15/2020	200	207

American Express Co.
3.165% (US0003M + 0.600%) due 11/05/2021 ~	5,000	5,027
3.375% due 05/17/2021	3,000	3,057
3.700% due 11/05/2021	5,000	5,152

American Express Credit Corp.
2.375% due 05/26/2020	5,400	5,403

American Tower Corp.
2.800% due 06/01/2020	9,900	9,924

Australia & New Zealand Banking Group Ltd.
2.985% (US0003M + 0.460%) due 05/17/2021 ~	4,650	4,666
3.300% due 05/17/2021	5,000	5,091

AvalonBay Communities, Inc.
3.625% due 10/01/2020	3,000	3,041

Aviation Capital Group LLC
3.253% (US0003M + 0.950%) due 07/30/2021 ~	3,100	3,090
3.470% (US0003M + 0.670%) due 06/01/2021 ~	4,900	4,926

Banco Santander S.A.
3.724% (US0003M + 1.120%)due 04/12/2023 ~	2,400	2,392

Bank of America Corp.
2.969% (US0003M + 0.650%) due 10/01/2021 ~	900	903
3.499% due 05/17/2022 •	4,000	4,080
3.552% (US0003M + 0.960%) due 07/23/2024 ~	1,200	1,208
3.752% (US0003M + 1.160%) due 01/20/2023 ~	200	202

Bank of Nova Scotia
1.875s% due 04/26/2021	3,900	3,887

Barclays PLC
4.655% (US0003M + 2.110%) due 08/10/2021 ~	4,900	5,009

Brixmor Operating Partnership LP
3.629% (US0003M + 1.050%) due 02/01/2022 ~	5,000	5,002

Citibank N.A.
3.123% (US0003M + 0.600%) due 05/20/2022 ~	4,400	4,407
3.162% (US0003M + 0.570%) due 07/23/2021 ~	4,900	4,915

Citigroup, Inc.
2.700% due 10/27/2022	1,000	1,008
2.750% due 04/25/2022	1,100	1,111
3.272% (US0003M + 0.690%) due 10/27/2022 ~	5,000	5,008
3.710% (US0003M + 1.380%) due 03/30/2021 ~	4,300	4,371

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Compass Bank
3.181% (US0003M + 0.730%) due 06/11/2021 ~		$5,000	$4,997

Credit Suisse Group Funding Guernsey Ltd.
4.891% (US0003M + 2.290%) due 04/16/2021 ~		5,800	5,987

Danske Bank A/S
5.000% due 01/12/2022		4,800	5,021

DBS Bank Ltd.
3.300% due 11/27/2021		5,900	6,047

Deutsche Bank AG
0.180% (US0003M + 0.500%) due 12/07/2020 ~	EUR	5,000	5,622
3.855% (US0003M + 1.290%) due 02/04/2021 ~		$5,000	4,960
4.250% due 10/14/2021		2,500	2,534

Ford Motor Credit Co. LLC
3.273% (US0003M + 0.930) due 09/24/2020 ~		5,000	4,996
3.408% (US0003M + 0.810) due 04/05/2021 ~		3,900	3,850
3.495% (US0003M + 0. due 11/04/2019 ~		6,000	6,008
5.085% due 01/07/2021		2,600	2,680
5.139% (US0003M + 2.550%) due 01/07/2021 ~		5,900	6,007
5.750% due 02/01/2021		600	625
8.125% due 01/15/2020		300	309

GE Capital European Funding Unlimited Co.
4.350% due 11/03/2021	EUR	1,300	1,626

General Motors Financial Co., Inc.
3.200% due 07/13/2020		$7,000	7,026
3.527% (US0003M + 0.930%) due 04/13/2020 ~		3,860	3,872
4.157% (US0003M + 1.560%) due 01/15/2020 ~		3,900	3,923

Goldman Sachs Group, Inc.
3.041% (US0003M + 0.730%) due 12/27/2020 ~		4,600	4,608
3.274% (US0003M + 0.750%) due 02/23/2023 ~		6,200	6,184
3.610% (US0003M + 1.200%) due 09/15/2020 ~		4,500	4,545
3.752% (US0003M + 1.160%) due 04/23/2020 ~		5,684	5,720
3.940% (US0003M + 1.360%) due 04/23/2021 ~		1,300	1,320
6.000% due 06/15/2020		2,000	2,067

Harley-Davidson Financial Services, Inc.
3.022% (US0003M + 0.500%) due 05/21/2020 ~		5,100	5,106
3.460% (US0003M + 0.940%) due 03/02/2021 ~		4,900	4,895

HSBC Holdings PLC
3.086% (US0003M + 0.650%) due 09/11/2021 ~		4,800	4,805
3.120% (US0003M + 0.600%) due 05/18/2021 ~		4,800	4,805

Jackson National Life Global Funding
2.897% (US0003M + 0.300%) due 10/15/2020 ~		5,000	5,010

JPMorgan Chase & Co.
3.012% (US0003M + 0.610%) due 06/18/2022 ~		3,000	3,007
3.787% (US0003M + 1.205%) due 10/29/2020 ~		5,800	5,867

JPMorgan Chase Bank N.A.
2.926% (US0003M + 0.340%) due 04/26/2021 ~		5,000	5,007

Lloyds Bank PLC
3.055% (US0003M + 0.490%) due 05/07/2021 ~		5,000	5,000

Lloyds Banking Group PLC
3.186% (US0003M + 0.800%) due 06/21/2021 ~		4,000	4,003

Logicor Financing SARL
1.500% due 11/14/2022	EUR	5,200	6,121

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Macquarie Bank Ltd.
3.702% (US0003M + 1.120%) due 07/29/2020 ~		$8,900	$8,994

Marsh & McLennan Cos., Inc.
3.500% due 12/29/2020		4,600	4,677
3.519% (US0003M + 1.200%) due 12/29/2021 ~		2,400	2,407

Metropolitan Life Global Funding
1.950% due 09/15/2021		2,500	2,480

Mitsubishi UFJ Financial Group, Inc.
3.260% (US0003M + 0.740%) due 03/02/2023 ~		10,200	10,202
4.400% (US0003M + 1.880%) due 03/01/2021 ~		535	548

Mizuho Financial Group, Inc.
3.086% (BBSW3M + 1.400%) due 07/19/2023 ~	AUD	6,700	4,741

Natwest Markets PLC
0.080% (EUR003M + 0.400%) due 03/02/2020 ~	EUR	4,400	5,008

Navient Corp.
8.000% due 03/25/2020		$300	311

Oversea-Chinese Banking Corp. Ltd.
2.975% (US0003M + 0.450%) due 05/17/2021 ~		6,000	6,004

Regions Bank
3.035% (US0003M + 0.500%) due 08/13/2021 ~		5,600	5,597

Reliance Standard Life Global Funding
2.500% due 01/15/2020		1,000	1,000

Royal Bank of Canada
3.350% due 10/22/2021		10,000	10,284

Royal Bank of Scotland Group PLC
6.400% due 10/21/2019		5,000	5,058

Santander UK PLC
3.140% (US0003M + 0.620%) due 06/01/2021 ~		5,000	5,013
3.178% (US0003M + 0.660%) due 11/15/2021 ~		5,900	5,919

SBA Tower Trust
2.877% due 07/15/2046		1,400	1,404

Skandinaviska Enskilda Banken AB
2.955% (US0003M + 0.430%) due 05/17/2021 ~		5,000	5,014

SL Green Operating Partnership LP
3.505% (US0003M + 0.980%) due 08/16/2021 ~		6,000	6,002

Sumitomo Mitsui Banking Corp.
2.971% (US0003M + 0.370%) due 10/16/2020 ~		6,000	6,009

Svenska Handelsbanken AB
2.995% (US0003M + 0.470%) due 05/24/2021 ~		4,900	4,924

Synchrony Bank
3.650% due 05/24/2021		5,200	5,287

Synchrony Financial
3.806% (US0003M + 1.230%) due 02/03/2020 ~		5,600	5,623

Toronto-Dominion Bank
3.350% due 10/22/2021		6,000	6,176

U.S. Bank N.A.
2.906% (US0003M + 0.320%) due 04/26/2021 ~		4,000	4,007
3.150% due 04/26/2021		6,100	6,211

UBS AG
2.450% due 12/01/2020		3,850	3,856

UBS Group Funding Switzerland AG
4.377% (US0003M + 1.780%) due 04/14/2021 ~•		9,900	10,142

UniCredit SpA
6.497% (US0003M + 3.900%) due 01/14/2022 ~		5,100	5,307
7.830% due 12/04/2023		10,700	12,231

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	13

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Volkswagen Bank GmbH
0.102% (EUR003M + 0.420%) due 06/15/2021 ~	EUR	1,400	$1,590

Wells Fargo & Co.
3.843% (US0003M + 1.340%) due 03/04/2021 ~		$4,000	4,062

Wells Fargo Bank N.A.
3.092% (US0003M + 0.500%) due 07/23/2021 ~		5,000	5,006
3.102% (US0003M + 0.510%) due 10/22/2021 ~		2,000	2,004

			428,585

INDUSTRIALS 12.9%

AbbVie, Inc.
2.300% due 05/14/2021		3,200	3,190
3.375% due 11/14/2021		3,100	3,153

Adani Ports & Special Economic Zone Ltd.
3.500% due 07/29/2020		4,300	4,328

BAT Capital Corp.
3.118% due 08/14/2020 ~•		6,200	6,216

Bayer U.S. Finance LLC
2.979% (US0003M + 0.630%) due 06/25/2021 ~		6,100	6,061

Broadcom Corp.
2.375% due 01/15/2020		4,000	3,994

Broadcom, Inc.
3.125% due 04/15/2021		4,800	4,833

Caesars Resort Collection LLC
5.250% due 10/15/2025		750	752

Campbell Soup Co.
2.910% (US0003M + 0.500%) due 03/16/2020 ~		9,000	9,008
3.040% (US0003M + 0.630%) due 03/15/2021 ~		4,100	4,093

Charter Communications Operating LLC
3.579% due 07/23/2020		4,900	4,944
4.464% due 07/23/2022		2,100	2,207

Comcast Corp.
2.649% (US0003M + 0.330%) due 10/01/2020 ~		1,700	1,703
2.759% (US0003M + 0.440%) due 10/01/2021 ~		500	502

Conagra Brands, Inc.
3.092% (US0003M + 0.500%) due 10/09/2020 ~		2,500	2,495

Constellation Brands, Inc.
2.250% due 11/06/2020		2,310	2,307

CVS Health Corp.
3.083% (US0003M + 0.630%) due 03/09/2020 ~		6,100	6,116
3.125% due 03/09/2020		5,100	5,120

Daimler Finance North America LLC
3.115% (US0003M + 0.550%) due 05/04/2021 ~		5,000	5,003
3.235% (US0003M + 0.670%) due 11/05/2021 ~		900	903
3.400% due 02/22/2022		4,800	4,897

Diageo Capital PLC
3.000% due 05/18/2020		2,600	2,615

DISH DBS Corp.
7.875% due 09/01/2019		2,190	2,204

Dominion Energy Gas Holdings LLC
2.500% due 12/15/2019		2,300	2,298

DXC Technology Co.
3.470% (US0003M + 0.950) due 03/01/2021 ~		1,231	1,231

Energy Transfer Partners LP
5.750% due 09/01/2020		1,630	1,676

General Electric Co.
0.000% (EUR003M + 0.300%) due 05/28/2020 ~•	EUR	700	796
0.375% due 05/17/2022		400	458
6.000% due 08/07/2019		$2,500	2,508

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

General Mills, Inc.
3.141% (US0003M + 0.540%) due 04/16/2021 ~		$2,100	$2,102

Georgia-Pacific LLC
5.400% due 11/01/2020		6,800	7,073

GlaxoSmithKline Capital PLC
2.878% (US0003M + 0.350%) due 05/14/2021 ~		5,100	5,112

Harris Corp.
3.063% (US0003M + 0.480%) due 04/30/2020 ~		4,400	4,399

Hewlett Packard Enterprise Co.
3.318% (US0003M + 0.720%) due 10/05/2021 ~		3,900	3,901

Hyundai Capital America
3.202% due 09/18/2020 ~•		6,700	6,705

Keurig Dr Pepper, Inc.
3.551% due 05/25/2021		7,100	7,252

Kinder Morgan, Inc.
5.000% due 02/15/2021		300	311

Kraft Heinz Foods Co.
2.800% due 07/02/2020		3,300	3,305
3.375% due 06/15/2021		3,200	3,254

Local Initiatives Support Corp.
3.005% due 03/01/2022		1,300	1,318

Marathon Oil Corp.
2.700% due 06/01/2020		1,850	1,852

Marriott International, Inc.
3.120% (US0003M + 0.600%) due 12/01/2020 ~		4,900	4,920

Masco Corp.
3.500% due 04/01/2021		2,887	2,930

McDonald’s Corp.
3.012% (US0003M + 0.430%) due 10/28/2021 ~		5,000	5,005

Mondelez International, Inc.
3.000% due 05/07/2020		7,000	7,029

Mylan NV
3.750% due 12/15/2020		4,600	4,644

NTT Finance Corp.
1.900% due 07/21/2021		2,800	2,777

Oracle Corp.
1.900% due 09/15/2021		9,900	9,849

Pacific National Finance Pty. Ltd.
4.625% due 09/23/2020		1,800	1,836

Penske Truck Leasing Co. LP
3.300% due 04/01/2021		2,900	2,936

Reckitt Benckiser Treasury Services PLC
2.903% (US0003M + 0.560%) due 06/24/2022 ~		400	399

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021		1,000	1,039

Sprint Spectrum Co. LLC
3.360% due 03/20/2023		1,163	1,166

Takeda Pharmaceutical Co. Ltd.
3.800% due 11/26/2020		3,900	3,971

Thermo Fisher Scientific, Inc.
4.700% due 05/01/2020		600	611

Time Warner Cable LLC
4.125% due 02/15/2021		2,900	2,954

United Technologies Corp.
3.175% (US0003M + 0.650%) due 08/16/2021 ~		5,200	5,203

Volkswagen Group of America Finance LLC
3.305% (US0003M + 0.770%) due 11/13/2020 ~		5,900	5,925
3.475% due (US0003M + 0.940%) 11/12/2021 ~		5,900	5,949
3.875% due 11/13/2020		5,900	6,026
4.000% due 11/12/2021		5,900	6,090

Volkswagen International Finance NV
1.239% (EUR003M + 1.550%) due 11/16/2024 ~	EUR	800	929

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Zimmer Biomet Holdings, Inc.
2.700% due 04/01/2020	$2,300	$2,302
3.169% (US0003M + 0.750%) due 03/19/2021 ~	2,300	2,298

		228,983

UTILITIES 2.1%

AT&T, Inc.
3.547% (US0003M + 0.950%) due 07/15/2021 ~	1,600	1,615

Chugoku Electric Power Co., Inc.
2.701% due 03/16/2020	1,200	1,201

Consolidated Edison Co. of New York, Inc.
2.749% (US0003M + 0.400%) due 06/25/2021 ~	5,200	5,215

DTE Energy Co.
2.400% due 12/01/2019	3,700	3,700

LG&E & KU Energy LLC
3.750% due 11/15/2020	900	913

National Rural Utilities Cooperative Finance Corp.
2.694% (US0003M + 0.375%) due 06/30/2021 ~	5,400	5,415

NextEra Energy Capital Holdings, Inc.
2.921% (US0003M + 0.400%) due 08/21/2020 ~	6,000	5,998
3.241% (US0003M + 0.720%) due 02/25/2022 ~	4,800	4,829

Sempra Energy
2.860% due (US0003M + 0.450%) 03/15/2021 ~	5,000	4,981

Verizon Communications, Inc.
3.410% (US0003M + 1.000%) due 03/16/2022 ~	3,500	3,554

		37,421

Total Corporate Bonds & Notes (Cost $688,190)		694,989

U.S. GOVERNMENT AGENCIES 34.0%

Fannie Mae
1.000% due 01/25/2043	137	130
2.537% due 12/25/2036 •	40	40
2.754% due 03/25/2044 •	36	36
2.757% due 07/25/2037 •	184	181
2.827% due 09/25/2042 •	181	180
2.904% due 12/25/2022 •	2	2
3.204% due 04/25/2023 •	16	16
3.294% due 06/17/2027 •	17	17
3.682% due 07/01/2042 - 06/01/2043 •	158	159
3.732% due 09/01/2041 •	111	111
3.882% due 09/01/2040 •	0	1
4.241% due 12/01/2036 •	5	6
4.263% due 11/01/2035 •	23	23
4.281% due 09/01/2035 •	111	115
4.561% due 07/01/2035 •	10	11
4.607% due 05/01/2038 •	1,923	2,018
5.000% due 04/25/2033	7	8
5.100% due 09/01/2034 •	2	2
5.349% due 12/25/2042 ~	5	6

Fannie Mae UMBS
3.500% due 07/01/2047 - 12/01/2047	72,436	75,081
4.000% due 08/01/2044 - 11/01/2048	75,806	78,822
4.000% due 10/01/2048 - 12/01/2048 (g)	113,445	117,290
4.500% due 01/01/2020 - 08/01/2046	6,913	7,316
5.000% due 05/01/2027 - 06/01/2028	103	110
5.500% due 12/01/2028	15	16
6.000% due 02/01/2033 - 01/01/2039	1,345	1,524
6.500% due 04/01/2036	73	81

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fannie Mae UMBS, TBA
3.000% due 09/01/2049	$19,600	$19,729
4.500% due 08/01/2049	8,300	8,671
5.500% due 07/01/2049	500	533

Freddie Mac
2.000% due 11/15/2026	3,482	3,481
2.470% due 12/25/2036 •	61	61
2.534% due 08/25/2031 •	78	77
2.886% due 12/15/2042 •	5,342	5,335
3.488% due 02/25/2045 •	150	150
4.000% due 08/01/2048 - 09/01/2048	89,402	93,001
4.521% due 09/01/2035 •	138	145
4.542% due 07/01/2035 •	34	36
5.849% due 08/15/2044 •	3,137	3,550
6.500% due 07/25/2043	38	44

Ginnie Mae
2.953% due 06/20/2065 •	3,001	3,000
3.007% due 07/20/2063 •	3,138	3,143
3.029% due 10/20/2065	8,650	8,665
3.309% due 05/20/2066	1,022	1,030
3.359% due 04/20/2066	6,857	6,925
3.524% due 07/20/2067	7,606	7,751
4.500% due 06/20/2048 - 05/20/2049	33,752	35,360
5.000% due 02/20/2041 (a)	12	1
5.000% due 12/20/2048 - 06/20/2049	70,273	73,801

Ginnie Mae, TBA
4.500% due 08/01/2049	17,100	17,816
5.000% due 07/01/2049	29,800	31,154

Total U.S. Government Agencies (Cost $594,278)		606,761

U.S. TREASURY OBLIGATIONS 16.8%

U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2022 (h)(k)	79,321	78,713
0.125% due 01/15/2023 (g)	38,632	38,424
0.250% due 01/15/2025 (g)(k)	12,837	12,857
0.375% due 07/15/2023 (g)	69,278	69,861
0.625% due 04/15/2023 (g)(i)	67,992	68,809
0.875% due 01/15/2029 (g)(k)	28,737	30,265

Total U.S. Treasury Obligations (Cost $295,001)		298,929

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.3%

Adjustable Rate Mortgage Trust
4.446% due 09/25/2035 ^~	346	334

American Home Mortgage Investment Trust
4.213% due 10/25/2034 •	20	20
4.544% due 02/25/2045 •	57	58

Banc of America Funding Trust
4.648% due 01/20/2047 ^~	231	225

Banc of America Mortgage Trust
4.658% due 08/25/2034 ~	619	643
4.689% due 07/25/2034 ~	291	304
5.168% due 05/25/2033 ~	113	118
6.500% due 10/25/2031	3	4

BCAP LLC Trust
2.880% due 01/26/2036 •	1,653	1,639

Bear Stearns Adjustable Rate Mortgage Trust
4.314% due 07/25/2034 ~	102	101
4.427% due 01/25/2035 ~	72	72
4.434% due 01/25/2035 ~	1,560	1,569
4.886% due 01/25/2034 ~	10	10
5.026% due 04/25/2033 ~	2	2

Bear Stearns ALT-A Trust
2.564% due 02/25/2034 •	240	244

Bear Stearns Structured Products, Inc. Trust
3.801% due 12/26/2046 ^~	313	272
4.284% due 01/26/2036 ^~	497	442

Chevy Chase Funding LLC Mortgage-Backed Certificates
2.684% due 01/25/2035 •	31	30

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Global Markets Mortgage Securities, Inc.
7.000% due 06/25/2033 þ		$1	$1

Citigroup Mortgage Loan Trust
4.552% due 08/25/2035 ^~		206	184
4.810% due 05/25/2035 •		51	52

Countrywide Alternative Loan Trust
6.000% due 10/25/2033		8	8

Countrywide Home Loan Mortgage Pass-Through Trust
4.269% due 11/20/2034 ~		503	516
4.280% due 11/25/2034 ~		278	281
4.285% due 02/20/2035 ~		193	195
4.667% due 02/20/2036 ^•		279	260

Credit Suisse First Boston Mortgage Securities Corp.
3.133% due 03/25/2032 ~		1	1

Credit Suisse Mortgage Capital Certificates
4.018% due 09/26/2047 ~		30	30

Eurosail PLC
0.000% due 12/10/2044 •	EUR	67	76
1.739% (BP0003M + 0.950%) due 06/13/2045 ~	GBP	7,459	9,449

First Horizon Alternative Mortgage Securities Trust
4.377% due 09/25/2034 ~		$391	391

First Horizon Mortgage Pass-Through Trust
4.518% due 08/25/2035 ~		104	87

FirstMac Mortgage Funding Trust
2.418% due 03/08/2049 •	AUD	3,451	2,416
2.668% due 03/08/2049 •		6,100	4,261

GMAC Mortgage Corp. Loan Trust
4.659% due 11/19/2035 ~		$67	67

Great Hall Mortgages PLC
2.532% due 06/18/2039 •		1,263	1,230

GS Mortgage Securities Corp. Trust
3.980% due 02/10/2029		5,000	5,070

GS Mortgage Securities Trust
2.111% due 11/10/2045 ~(a)		2,143	117

GSR Mortgage Loan Trust
4.500% due 09/25/2035 ~		217	224
4.674% due 09/25/2034 ~		58	61

HarborView Mortgage Loan Trust
2.830% due 05/19/2035 •		66	65
4.422% due 07/19/2035 ^~		307	292

Holmes Master Issuer PLC
2.957% due 10/15/2054 •		3,631	3,628

Impac CMB Trust
3.404% due 07/25/2033 •		70	68

JPMorgan Chase Commercial Mortgage Securities Trust
1.924% due 10/15/2045 ~(a)		13,829	628

JPMorgan Mortgage Trust
5.750% due 01/25/2036 ^		16	12

Juno Eclipse Ltd.
0.000% due 11/20/2022 •	EUR	471	525

Merrill Lynch Mortgage Investors Trust
2.654% due 11/25/2035 •		$70	67
3.064% due 09/25/2029 •		445	448

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
2.684% due 12/25/2035 •		374	353

PHHMC Trust
5.531% due 07/18/2035 ~		233	243

Prime Mortgage Trust
2.804% due 02/25/2034 •		4	4

Residential Funding Mortgage Securities, Inc. Trust
4.485% due 09/25/2035 ^~		542	451

Silverstone Master Issuer PLC
3.148% due 01/21/2070		3,600	3,612

Structured Adjustable Rate Mortgage Loan Trust
3.904% due 01/25/2035 ^•		150	146
4.329% due 08/25/2035 ~		139	141
4.566% due 02/25/2034 ~		141	143
4.614% due 08/25/2034 ~		185	188

Structured Asset Mortgage Investments Trust
2.684% due 02/25/2036 ^•		106	101
3.050% due 09/19/2032 •		1	1

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Towd Point Mortgage Funding PLC
1.855% due 10/20/2051 ~•	GBP	11,500	$14,660

WaMu Mortgage Pass-Through Certificates Trust
2.674% due 12/25/2045 •		$78	79
3.084% due 01/25/2045 •		495	491
3.904% due 06/25/2042 •		14	14

Wells Fargo Commercial Mortgage Trust
1.933% due 10/15/2045 ~(a)		3,637	170

Wells Fargo Mortgage-Backed Securities Trust
4.856% due 09/25/2034 ~		1,809	1,884
4.973% due 12/25/2034 ~		91	95
4.986% due 01/25/2035 ~		110	114
4.991% due 03/25/2036 ~		115	119
5.140% due 03/25/2035 ~		76	78

Total Non-Agency Mortgage-Backed Securities (Cost $63,011)			59,884

ASSET-BACKED SECURITIES 9.9%

ACE Securities Corp. Home Equity Loan Trust
2.464% due 10/25/2036 •		61	32
3.304% due 12/25/2034 •		1,266	1,256

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.904% due 09/25/2035 •		6,985	7,024

Asset-Backed Funding Certificates Trust
3.079% due 06/25/2035 •		3,303	3,315

Asset-Backed Securities Corp. Home Equity Loan Trust
4.044% due 03/15/2032 •		72	73

Bear Stearns Asset-Backed Securities Trust
3.404% due 10/25/2037 •		1,154	1,162

Black Diamond CLO Ltd.
3.638% due 02/06/2026 •		1,968	1,969

CARDS Trust
2.744% due 04/17/2023 •		10,000	10,010
3.047% due 04/17/2023		10,000	10,057

Chesapeake Funding LLC
2.859% due 08/15/2030		7,099	7,094
3.230% due 08/15/2030		5,324	5,396

Citigroup Mortgage Loan Trust, Inc.
3.124% due 09/25/2035 ^•		1,201	1,207

Countrywide Asset-Backed Certificates
3.104% due 12/25/2033 •		968	961

Countrywide Asset-Backed Certificates, Inc.
3.204% due 03/25/2033 •		558	555

Credit Suisse First Boston Mortgage Securities Corp.
3.024% due 01/25/2032 •		5	5

Crown Point CLO Ltd.
3.713% due 07/17/2028		3,000	2,986

Discover Card Execution Note Trust
1.900% due 10/17/2022		5,100	5,088

Edsouth Indenture LLC
3.554% due 09/25/2040 •		701	702

Enterprise Fleet Financing LLC
3.380% due 05/20/2024		5,000	5,072

Evans Grove CLO Ltd.
3.441% due 05/28/2028 •		5,000	4,973

Exeter Automobile Receivables Trust
2.900% due 01/18/2022		1,629	1,631

Figueroa CLO Ltd.
3.497% due 01/15/2027 •		4,822	4,818

Ford Credit Auto Owner Trust
2.440% due 01/15/2027		4,000	4,006

Ford Credit Floorplan Master Owner Trust
2.674% due 05/15/2023 •		5,100	5,095
2.840% due 03/15/2024		4,700	4,791

Gallatin CLO Ltd.
3.642% due 01/21/2028 •		5,000	4,996

GE-WMC Mortgage Securities Trust
2.444% due 08/25/2036 •		9	6

GMF Floorplan Owner Revolving Trust
2.864% due 03/15/2023		3,900	3,904

Gracechurch Card Funding PLC
2.794% due 07/15/2022 •		5,000	5,001

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	15

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GSAMP Trust
2.794% due 01/25/2036 •	$1,067	$1,067

Hertz Fleet Lease Funding LP
3.230% due 05/10/2032	5,000	5,025

Massachusetts Educational Financing Authority
3.530% due 04/25/2038 •	238	239

MMAF Equipment Finance LLC
2.920% due 07/12/2021	2,822	2,829

NovaStar Mortgage Funding Trust
2.724% due 05/25/2036 •	3,804	3,757

Octagon Investment Partners Ltd.
3.697% due 04/15/2026 •	1,872	1,873

OSCAR U.S. Funding Trust LLC
3.150% due 08/10/2021	3,301	3,312

Palmer Square CLO Ltd.
3.368% due 08/15/2026 •	4,156	4,140

Palmer Square Loan Funding Ltd.
3.247% due 07/15/2026 •	3,924	3,901

Panhandle-Plains Higher Education Authority, Inc.
3.722% due 10/01/2035 •	732	734

Penarth Master Issuer PLC
2.762% due 03/18/2022 •	5,100	5,100

RAAC Trust
2.884% due 03/25/2037 •	150	150

Renaissance Home Equity Loan Trust
3.404% due 12/25/2033 •	2,316	2,285

Residential Asset Securities Corp. Trust
3.289% due 01/25/2034 •	2,384	2,389

SLC Student Loan Trust
2.510% due 09/15/2026 •	1,633	1,630
2.520% due 03/15/2027 •	3,516	3,500

SLM Student Loan Trust
2.670% due 10/25/2024 •	818	817
2.730% due 10/25/2029 •	3,939	3,896
3.080% due 04/25/2024 •	1,092	1,092

SoFi Consumer Loan Program LLC
2.200% due 11/25/2026	339	339
3.050% due 12/26/2025	1,200	1,206

Sound Point CLO Ltd.
3.482% due 01/20/2028 •	5,000	4,994

Structured Asset Investment Loan Trust
3.109% due 03/25/2034 •	439	439
3.379% due 10/25/2033 •	217	219

TICP CLO Ltd.
3.601% due 04/20/2028	6,100	6,050

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo Home Equity Asset-Backed Securities Trust
2.664% due 05/25/2036 •		$191	$191

Westlake Automobile Receivables Trust
2.840% due 09/15/2021		2,768	2,771

WhiteHorse Ltd.
3.518% due 04/17/2027 •		5,000	4,992

Zais CLO Ltd.
3.747% due 04/15/2028 •		5,000	5,011

Total Asset-Backed Securities (Cost $174,050)			177,133

SOVEREIGN ISSUES 5.3%

Brazil Letras do Tesouro Nacional
0.000% due 10/01/2019 (d)	BRL	72,000	18,456
0.000% due 01/01/2020 (d)		119,800	30,280
0.000% due 04/01/2020 (d)		128,700	32,096

Provincia de Buenos Aires
54.501% due 04/12/2025 ~(a)	ARS	2,763	52

Spain Government International Bond
4.000% due 04/30/2020	EUR	11,600	13,674

Total Sovereign Issues (Cost $93,919)			94,558

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%

Motors Liquidation Co.
5.250% due 03/06/2032 «(b)		4,000	0

Total Convertible Preferred Securities (Cost $0)			0

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 1.5%

CERTIFICATES OF DEPOSIT 1.2%

Barclays Bank PLC
2.980% (US0003M + 0.400%) due 10/25/2019 ~		$10,000	10,010

Lloyds Bank Corporate Markets PLC
2.843% (US0003M + 0.500%) due 09/24/2020 ~		6,000	6,018

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.092% (US0003M + 0.500%) due 10/26/2020 ~	$5,000	$5,015

		21,043

REPURCHASE AGREEMENTS (f) 0.2%
		3,196

U.S. TREASURY BILLS 0.1%
2.105% due 07/16/2019 - 08/20/2019 (c)(d)(i)(k)	1,675	1,672

Total Short-Term Instruments (Cost $25,868)		25,911

Total Investments in Securities (Cost $1,946,270)		1,970,144

	SHARES
INVESTMENTS IN AFFILIATES 15.8%

SHORT-TERM INSTRUMENTS 15.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 15.8%

PIMCO Short Asset Portfolio (f)	21,056,260	209,426

PIMCO Short-Term Floating NAV Portfolio III	7,320,914	72,418

Total Short-Term Instruments (Cost $283,065)		281,844

Total Investments in Affiliates (Cost $283,065)		281,844

Total Investments 126.3% (Cost $2,229,335)		$2,251,988

Financial Derivative Instruments (h)(j) (0.0)% (Cost or Premiums, net $2,365)		(766)

Other Assets and Liabilities, net (26.3)%		(467,588)

Net Assets 100.0%		$1,783,634

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	06/28/2019	07/01/2019	$3,196	U.S. Treasury Notes 2.250% due 03/31/2021	$(3,262)	$3,196	$3,197

Total Repurchase Agreements						$(3,262)	$3,196	$3,197

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	2.570%	05/08/2019	08/08/2019	$(19,656)	$(19,732)
BSN	2.540	04/04/2019	07/02/2019	(25,041)	(25,196)
	2.550	04/09/2019	07/09/2019	(3,383)	(3,402)
	2.560	06/07/2019	07/11/2019	(33,486)	(33,544)
	2.620	04/10/2019	07/15/2019	(72,395)	(72,827)
	2.620	05/13/2019	07/10/2019	(44,951)	(45,111)
	2.620	06/27/2019	07/26/2019	(4,430)	(4,431)
DEU	2.620	06/04/2019	07/05/2019	(106,973)	(107,184)
GRE	2.580	05/22/2019	07/18/2019	(55,356)	(55,515)
	2.610	04/30/2019	07/22/2019	(18,414)	(18,497)
JPS	2.560	05/07/2019	07/09/2019	(13,152)	(13,203)

Total Reverse Repurchase Agreements					$(398,642)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
BPG	2.530%	06/24/2019	08/26/2019	$(10,699)	$(10,704)
	2.650	05/28/2019	07/09/2019	(4,372)	(4,383)

Total Sale-Buyback Transactions					$(15,087)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (9.5)%
Fannie Mae UMBS, TBA	4.000%	08/01/2049	$163,000	$(168,281)	$(168,390)
Fannie Mae UMBS, TBA	6.000	07/01/2049	1,500	(1,627)	(1,642)

Total Short Sales (9.5)%				$(169,908)	$(170,032)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(19,732)	$0	$(19,732)	$19,727	$(5)
BSN	0	(184,511)	0	(184,511)	187,373	2,862
DEU	0	(107,184)	0	(107,184)	106,884	(300)
FICC	3,197	0	0	3,197	(3,262)	(65)
GRE	0	(74,012)	0	(74,012)	74,041	29
JPS	0	(13,203)	0	(13,203)	13,345	142

Master Securities Forward Transaction Agreement
BPG	0	0	(15,087)	(15,087)	15,103	16

Total Borrowings and Other Financing Transactions	$3,197	$(398,642)	$(15,087)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	17

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Government Agencies	$0	$(117,938)	$0	$0	$(117,938)
U.S. Treasury Obligations	0	(260,972)	(19,732)	0	(280,704)

Total	$0	$(378,910)	$(19,732)	$0	$(398,642)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(4,383)	(10,704)	0	(15,087)

Total	$0	$(4,383)	$(10,704)	$0	$(15,087)

Total Borrowings	$0	$(383,293)	$(30,436)	$0	$(413,729)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(413,729)

(g)	Securities with an aggregate market value of $418,375 and cash of $480 have been pledged as collateral under the terms of the above master agreements as of June 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2019 was $(277,744) at a weighted average interest rate of 2.619%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(45) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 2-Year Note September 2019 Futures	$103.750	08/23/2019	248	$496	$2	$0
Put - CBOT U.S. Treasury 2-Year Note September 2019 Futures	103.875	08/23/2019	561	1,122	5	1
Put - CBOT U.S. Treasury 2-Year Note September 2019 Futures	104.000	08/23/2019	248	496	2	0
Put - CBOT U.S. Treasury 2-Year Note September 2019 Futures	104.125	08/23/2019	1,641	3,282	14	1
Put - CBOT U.S. Treasury 5-Year Note September 2019 Futures	108.000	08/23/2019	1,641	1,641	14	2
Call - CBOT U.S. Treasury 10-Year Note September 2019 Futures	145.500	08/23/2019	794	794	7	1
Call - CBOT U.S. Treasury 10-Year Note September 2019 Futures	146.000	08/23/2019	159	159	2	0
Call - CBOT U.S. Treasury 10-Year Note September 2019 Futures	147.000	08/23/2019	23	23	0	0

Total Purchased Options					$46	$5

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Bund 10-Year Bond September Futures	09/2019	374	$	73,462	$878	$102	$0
U.S. Treasury 2-Year Note September Futures	09/2019	4,755		1,023,179	5,509	0	(185)
U.S. Treasury 5-Year Note September Futures	09/2019	2,796		330,365	3,155	0	0

					$9,542	$102	$(185)

SHORT FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
Description						Asset	Liability
Australia Government 3-Year Note September Futures	09/2019	1,362	$	(109,960)	$(147)	$154	$(31)
Australia Government 10-Year Bond September Futures	09/2019	132		(13,312)	(81)	75	(27)
Canada Government 10-Year Bond September Futures	09/2019	113		(12,333)	(171)	4	(28)
Euro-OAT France Government 10-Year Bond September Futures	09/2019	351		(65,803)	(1,341)	0	(96)
U.S. Treasury 10-Year Note September Futures	09/2019	192		(24,570)	(431)	0	(6)
United Kingdom Long Gilt September Futures	09/2019	75		(12,411)	(93)	24	0

					$(2,264)	$257	$(188)

Total Futures Contracts					$7,278	$359	$(373)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2019(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Berkshire Hathaway, Inc.	1.000%	Quarterly	12/20/2023	0.379%	$1,000	$23	$4	$27	$0	$0
General Electric Co.	1.000	Quarterly	12/20/2020	0.244	2,000	(59)	82	23	0	(1)

						$(36)	$86	$50	$0	$(1)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	2.500%	Semi-Annual	12/20/2027	$	33,500	$1,064	$(2,618)	$(1,554)	$47	$0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		24,100	1,289	(1,947)	(658)	40	0
Receive(5)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2029	GBP	30,800	(218)	(1,460)	(1,678)	30	0
Pay	6-Month JPY-LIBOR	0.100	Semi-Annual	03/20/2024	JPY	10,270,000	321	681	1,002	23	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026		9,450,000	(114)	(2,206)	(2,320)	0	(41)
Pay	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		1,640,000	201	342	543	12	0
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	03/20/2038		3,120,000	69	(2,777)	(2,708)	0	(58)
Receive	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		340,000	(11)	(545)	(556)	0	(7)
Pay	28-Day MXN-TIIE	8.700	Lunar	11/02/2020	MXN	244,900	(14)	165	151	29	0
Pay	28-Day MXN-TIIE	8.735	Lunar	11/06/2020		222,200	0	143	143	27	0
Pay	28-Day MXN-TIIE	8.748	Lunar	11/06/2020		988,300	0	647	647	121	0
Receive	28-Day MXN-TIIE	8.720	Lunar	11/13/2020		432,700	49	(330)	(281)	0	(55)
Receive	28-Day MXN-TIIE	8.683	Lunar	11/27/2020		453,700	0	(299)	(299)	0	(60)
Receive	28-Day MXN-TIIE	8.855	Lunar	12/03/2020		524,200	0	(419)	(419)	0	(72)

							$2,636	$(10,623)	$(7,987)	$329	$(293)

Total Swap Agreements							$2,600	$(10,537)	$(7,937)	$329	$(294)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$5	$359	$329	$693	$0	$(373)	$(294)	$(667)

(i)

Securities with an aggregate market value of $1,454 and cash of $13,449 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	19

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2019	CAD	20,086		$14,978	$0	$(361)
	07/2019		$12,677	AUD	18,153	67	0
	07/2019		20,022	CAD	26,772	422	0
	08/2019	AUD	18,153		$12,690	0	(68)
	08/2019	EUR	565		639	0	(6)

BPS	07/2019	GBP	14,530		18,429	0	(23)
	07/2019	TRY	631		107	0	(2)
	08/2019	ARS	3,817		86	1	0
	08/2019	GBP	20,526		26,502	381	0
	08/2019		$18,457	GBP	14,530	24	0
	08/2019		18,643	JPY	2,030,000	247	0
	10/2019	BRL	23,500		$6,182	116	0
	04/2020		85,700		20,807	0	(965)

BRC	07/2019	CAD	8,428		6,287	0	(149)

CBK	07/2019	ARS	52,641		1,080	0	(105)
	07/2019	AUD	17,154		11,875	0	(168)
	07/2019	CAD	149		110	0	(3)
	08/2019	EUR	462		520	0	(7)
	08/2019	GBP	24,663		31,601	216	(1)
	08/2019	JPY	754,400		6,927	0	(93)
	08/2019		$1,007	EUR	894	13	0
	08/2019		21,067	GBP	16,603	62	0
	01/2020	BRL	52,500		$12,960	0	(483)
	04/2020		43,000		10,434	0	(490)

GLM	07/2019	CAD	19,515		14,653	0	(249)

HUS	07/2019		$1,061	ARS	52,641	124	0
	07/2019		10,233	CAD	13,794	300	0
	08/2019	MXN	322,107		$16,411	0	(252)

JPM	07/2019	AUD	999		689	0	(12)
	07/2019		$5,355	CAD	7,177	125	0
	08/2019	GBP	6,607		$8,469	61	0
	08/2019	JPY	1,393,900		12,814	0	(158)
	08/2019	MXN	74		4	0	0
	08/2019		$48,175	JPY	5,174,500	0	(23)
	09/2019	THB	10,231		$323	0	(12)
	10/2019	BRL	48,500		12,803	284	0

MSB	01/2020		67,300		17,662	429	0

SCX	07/2019		$18,391	GBP	14,530	62	0

TOR	08/2019		16,420	MXN	322,107	244	0

UAG	08/2019	EUR	33,262		$37,638	0	(318)
	09/2019		$125	MYR	520	1	0

Total Forward Foreign Currency Contracts						$3,179	$(3,948)

PURCHASED OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC Fannie Mae UMBS, TBA 3.500% due 08/01/2049	$72.500	08/06/2019	10,700	$0	$0

SAL	Put - OTC Fannie Mae UMBS, TBA 3.000% due 08/01/2049	70.000	08/06/2019	19,600	1	0

Total Purchased Options					$1	$0

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC USD versus MXN	MXN	19.600	07/03/2019	8,800	$(76)	$(2)

HUS	Call - OTC USD versus MXN		20.300	07/18/2019	9,900	(81)	(6)

MYI	Call - OTC USD versus MXN		19.800	07/10/2019	3,900	(33)	(3)
	Call - OTC USD versus MXN		20.410	08/01/2019	9,200	(92)	(12)

Total Written Options						$(282)	$(23)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$489	$0	$0	$489	$(435)	$(2)	$0	$(437)	$52	$0	$52
BPS	769	0	0	769	(990)	0	0	(990)	(221)	349	128
BRC	0	0	0	0	(149)	0	0	(149)	(149)	0	(149)
CBK	291	0	0	291	(1,350)	0	0	(1,350)	(1,059)	901	(158)
GLM	0	0	0	0	(249)	0	0	(249)	(249)	266	17
HUS	424	0	0	424	(252)	(6)	0	(258)	166	284	450
JPM	470	0	0	470	(205)	0	0	(205)	265	(310)	(45)
MSB	429	0	0	429	0	0	0	0	429	0	429
MYI	0	0	0	0	0	(15)	0	(15)	(15)	(400)	(415)
SCX	62	0	0	62	0	0	0	0	62	0	62
TOR	244	0	0	244	0	0	0	0	244	(320)	(76)
UAG	1	0	0	1	(318)	0	0	(318)	(317)	389	72

Total Over the Counter	$3,179	$0	$0	$3,179	$(3,948)	$(23)	$0	$(3,971)

(k)

Securities with an aggregate market value of $2,189 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$5	$5
Futures	0	0	0	0	359	359
Swap Agreements	0	0	0	0	329	329

	$0	$0	$0	$0	$693	$693

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,179	$0	$3,179

	$0	$0	$0	$3,179	$693	$3,872

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$373	$373
Swap Agreements	0	1	0	0	293	294

	$0	$1	$0	$0	$666	$667

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,948	$0	$3,948
Written Options	0	0	0	23	0	23

	$0	$0	$0	$3,971	$0	$3,971

	$0	$1	$0	$3,971	$666	$4,638

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	21

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

June 30, 2019 (Unaudited)

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(125)	$(125)
Written Options	0	0	0	0	63	63
Futures	0	0	0	0	(14,506)	(14,506)
Swap Agreements	0	38	0	0	(977)	(939)

	$0	$38	$0	$0	$(15,545)	$(15,507)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,439	$0	$1,439
Purchased Options	0	0	0	0	(3)	(3)
Written Options	0	42	0	1,116	0	1,158

	$0	$42	$0	$2,555	$(3)	$2,594

	$0	$80	$0	$2,555	$(15,548)	$(12,913)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(20)	$(20)
Futures	0	0	0	0	14,227	14,227
Swap Agreements	0	70	0	0	(6,166)	(6,096)

	$0	$70	$0	$0	$8,041	$8,111

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,984)	$0	$(2,984)
Purchased Options	0	0	0	0	1	1
Written Options	0	29	0	260	0	289

	$0	$29	$0	$(2,724)	$1	$(2,694)

	$0	$99	$0	$(2,724)	$8,042	$5,417

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$11,979	$11,979
Corporate Bonds & Notes
Banking & Finance	0	428,585	0	428,585
Industrials	0	228,983	0	228,983
Utilities	0	37,421	0	37,421
U.S. Government Agencies	0	606,761	0	606,761
U.S. Treasury Obligations	0	298,929	0	298,929
Non-Agency Mortgage-Backed Securities	0	59,884	0	59,884
Asset-Backed Securities	0	177,133	0	177,133
Sovereign Issues	0	94,558	0	94,558
Short-Term Instruments
Certificates of Deposit	0	21,043	0	21,043
Repurchase Agreements	0	3,196	0	3,196
U.S. Treasury Bills	0	1,672	0	1,672

	$0	$1,958,165	$11,979	$1,970,144

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$281,844	$0	$0	$281,844

Total Investments	$281,844	$1,958,165	$11,979	$2,251,988

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(170,032)	$0	$(170,032)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	359	334	0	693
Over the counter	0	3,179	0	3,179

	$359	$3,513	$0	$3,872

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(373)	(294)	0	(667)
Over the counter	0	(3,971)	0	(3,971)

	$(373)	$(4,265)	$0	$(4,638)

Total Financial Derivative Instruments	$(14)	$(752)	$0	$(766)

Totals	$281,830	$1,787,381	$11,979	$2,081,190

There were no significant transfers into or out of Level 3 during the period ended June 30, 2019.

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2019 (Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Low Duration Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

SEMIANNUAL REPORT	JUNE 30, 2019	23

Notes to Financial Statements (Cont.)

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification (“ASC”) 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market

24	PIMCO VARIABLE INSURANCE TRUST

June 30, 2019 (Unaudited)

value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances

SEMIANNUAL REPORT	JUNE 30, 2019	25

Notes to Financial Statements (Cont.)

where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2019 (Unaudited)

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close).

Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

SEMIANNUAL REPORT	JUNE 30, 2019	27

Notes to Financial Statements (Cont.)

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2019 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$205,767	$3,162	$0	$0	$497	$209,426	$3,161	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$64,236	$329,457	$(321,301)	$23	$3	$72,418	$757	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Bank Obligations  in which the Portfolio may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Portfolio deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks.

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When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

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Notes to Financial Statements (Cont.)

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement

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to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the

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Notes to Financial Statements (Cont.)

Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified,

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future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

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Notes to Financial Statements (Cont.)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which,

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in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

SEMIANNUAL REPORT	JUNE 30, 2019	35

Notes to Financial Statements (Cont.)

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2019 (Unaudited)

securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.25%	0.25%	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted

SEMIANNUAL REPORT	JUNE 30, 2019	37

Notes to Financial Statements (Cont.)

pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At June 30, 2019, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended June 30, 2019, were as follows (amounts in thousands†):

Purchase	Sales

$13,281	$46,092

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at

38	PIMCO VARIABLE INSURANCE TRUST

June 30, 2019 (Unaudited)

ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$3,911,358	$4,061,401	$109,211	$269,020

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2019		Year Ended 12/31/2018

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	660	$6,678	704	$7,161

Administrative Class	10,240	103,815	21,599	218,880

Advisor Class	6,224	63,116	12,624	128,015
Issued as reinvestment of distributions

Institutional Class	13	133	27	269

Administrative Class	1,629	16,547	2,322	23,503

Advisor Class	1,082	10,995	1,364	13,801
Cost of shares redeemed

Institutional Class	(472)	(4,773)	(1,379)	(13,956)

Administrative Class	(31,819)	(322,127)	(29,282)	(296,700)

Advisor Class	(7,702)	(77,945)	(13,197)	(133,730)

Net increase (decrease) resulting from Portfolio share transactions	(20,145)	$(203,561)	(5,218)	$(52,757)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2019, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 43% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2019, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

SEMIANNUAL REPORT	JUNE 30, 2019	39

Notes to Financial Statements (Cont.)

June 30, 2019 (Unaudited)

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2018, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO Low Duration Portfolio	$36,558	$25,577

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$2,061,891	$44,625	$(26,006)	$18,619

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

40	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	FAR	Wells Fargo Bank National Association	MSB	Morgan Stanley Bank, N.A

BOS	Merrill Lynch, Pierce, Fenner & Smith, Inc.	FICC	Fixed Income Clearing Corporation	MYI	Morgan Stanley & Co. International PLC

BPG	BNP Paribas Securities Corp.	GLM	Goldman Sachs Bank USA	RYL	Royal Bank of Scotland PLC

BPS	BNP Paribas S.A.	GRE	RBS Securities, Inc.	SAL	Citigroup Global Markets, Inc.

BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank

BSN	Bank of Nova Scotia	JPM	JP Morgan Chase Bank N.A.	TOR	Toronto Dominion Bank

CBK	Citibank N.A.	JPS	JP Morgan Securities, Inc.	UAG	UBS AG Stamford

DEU	Deutsche Bank Securities, Inc.

Currency Abbreviations:

ARS	Argentine Peso	EUR	Euro	MYR	Malaysian Ringgit

AUD	Australian Dollar	GBP	British Pound	THB	Thai Baht

BRL	Brazilian Real	JPY	Japanese Yen	TRY	Turkish New Lira

CAD	Canadian Dollar	MXN	Mexican Peso	USD (or $)	United States Dollar

Exchange Abbreviations:

CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:

BP0003M	3 Month GBP-LIBOR	LIBOR03M	3 Month USD-LIBOR	US0003M	3 Month USD Swap Rate

EUR003M	3 Month EUR Swap Rate

Other Abbreviations:

ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

BBSW	Bank Bill Swap Reference Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

CLO	Collateralized Loan Obligation	OAT	Obligations Assimilables du Trésor	UMBS	Uniform Mortgage-Backed Security

SEMIANNUAL REPORT	JUNE 30, 2019	41

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT14SAR_063019

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2019

PIMCO Long-Term U.S. Government Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2019

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.2% during the fourth quarter of 2018. For the first quarter of 2019, GDP growth rose to an annual pace of 3.1%. Finally, the Commerce Department’s initial reading for second quarter 2019 GDP, released after the reporting period ended, showed that the U.S. economy grew at a 2.1% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” With its December 2018 rate hike, the Fed increased the federal funds rate to a range between 2.25% and 2.50%. However, at its meeting in January 2019, the Fed tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” This stance was partially attributed to trade tensions and signs of slowing global growth, including weakening manufacturing data. Finally, at its meeting that concluded on July 31, 2019, after the reporting period ended, the Fed lowered the federal funds rate to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008.

Growth outside the U.S. continued, but the pace generally moderated. According to the International Monetary Fund (“IMF”), global growth is projected to be 3.3% in 2019, versus 3.6% in 2018. From a regional perspective, the U.S. economy is expected to expand 2.3% in 2019, compared to 2.9% in the prior year. Elsewhere, the IMF anticipates 2019 GDP growth in the eurozone, UK and Japan will be 1.3%, 1.2% and 1.0%, respectively. For comparison purposes, these economies expanded 1.8%, 1.4% and 0.8%, respectively, in 2018.

Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies. The ECB ended its quantitative easing program in December 2018 and indicated that it does not expect to raise interest rates, “at least through the first half of 2020.” Meanwhile, the Bank of England kept rates on hold for the reporting period.

Both short- and long-term U.S. Treasury yields declined. In our view, falling rates were partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the two-year U.S. Treasury note was 1.75% at the end of the reporting period, compared to 2.48% on December 31, 2018. Meanwhile, the yield on the benchmark 10-year U.S. Treasury note was 2.00% at the end of the reporting period, versus 2.69% on December 31, 2018. The Bloomberg Barclays Global Treasury Index (USD hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 5.52%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD hedged), a widely used index of global investment grade credit bonds, returned 8.22%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD hedged), a widely used index of below investment grade bonds, returned 10.05%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD hedged), returned 10.60%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 8.72%.

Global equities also produced strong results. Despite periods of volatility, U.S. equities moved sharply higher. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations and a more accommodative Fed. All told, U.S. equities, as represented by the S&P 500 Index, returned 18.54%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 10.59%, whereas global equities, as

2	PIMCO VARIABLE INSURANCE TRUST

represented by the MSCI World Index, returned 16.98%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 7.53%, and European equities, as represented by the MSCI Europe Index (in EUR), returned 16.24%.

Commodity prices fluctuated and largely moved higher. When the reporting period began, Brent crude oil was approximately $54 a barrel, but by the end, it was roughly $67 a barrel. Elsewhere, gold and copper prices also rose.

Finally, there were periods of volatility in the foreign exchange markets, due in part to signs of moderating global growth and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar strengthened against a number of other major currencies. For example, the U.S. dollar returned 0.82% and 0.45% versus the euro and British pound, respectively. However, the U.S. dollar fell 1.71% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2019	3

Important Information About the PIMCO Long-Term U.S. Government Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Long-Term U.S. Government Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well- diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of interest rate risk, especially as the Federal Reserve Board ended its quantitative easing program in October 2014 and raised interest rates several times thereafter before lowering them in July 2019. Interest rates may change in the future depending upon the Federal Reserve Board’s view of economic growth, inflation, employment and other market factors. To the extent the Federal Reserve Board raises interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

With respect to certain securities, the Portfolio may make different asset class, sector or geographical classifications for the purpose of monitoring compliance with investment guidelines than the classifications disclosed in this report.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Portfolio returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests are not known.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and

4	PIMCO VARIABLE INSURANCE TRUST

after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Long-Term U.S. Government Portfolio	04/30/99	04/10/00	04/30/99	09/30/09	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-PORT. The Portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov and are available without charge, upon request by calling the Portfolio at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Portfolio filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

SEMIANNUAL REPORT	JUNE 30, 2019	5

PIMCO Long-Term U.S. Government Portfolio

Cumulative Returns Through June 30, 2019

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of 06/30/2019†§

U.S. Treasury Obligations	73.5%

U.S. Government Agencies	17.6%

Non-Agency Mortgage-Backed Securities	4.9%

Short-Term Instruments‡	2.9%

Other	1.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO Long-Term U.S. Government Portfolio Institutional Class	10.07%	11.35%	5.32%	6.82%	7.30%
PIMCO Long-Term U.S. Government Portfolio Administrative Class	9.99%	11.18%	5.16%	6.66%	7.02%
PIMCO Long-Term U.S. Government Portfolio Advisor Class	9.94%	11.07%	5.05%	—	6.02%
Bloomberg Barclays Long-Term Treasury Index±	10.98%	12.30%	5.71%	6.53%	6.79%♦

All Portfolio returns are net of fees and expenses.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 04/30/1999.

± Bloomberg Barclays Long-Term Treasury Index consists of U.S. Treasury issues with maturities of 10 or more years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.835% for Institutional Class shares, 0.985% for Administrative Class shares, and 1.085% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Long-Term U.S. Government Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in U.S. Government Securities may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Underweight exposure to the intermediate portion of the U.S. Treasury yield curve detracted from performance, as those rates fell.

»

Security selection within agency mortgage-backed securities and commercial mortgage-backed securities contributed to performance, as the Fund’s agency mortgage-backed securities and commercial mortgage-backed securities positions outperformed the broader sectors.

»	Out of benchmark allocation to and security selection within investment grade industrials contributed to performance, as spreads narrowed.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Long-Term U.S. Government Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2019 to June 30, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During Period*	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,100.70	$3.44	$1,000.00	$1,021.38	$3.31	0.67%
Administrative Class	1,000.00	1,099.90	4.22	1,000.00	1,020.64	4.06	0.82
Advisor Class	1,000.00	1,099.40	4.74	1,000.00	1,020.15	4.56	0.92

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	JUNE 30, 2019	7

Financial Highlights PIMCO Long-Term U.S. Government Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total
Institutional Class

01/01/2019 - 06/30/2019+	$11.62	$0.14	$1.02	$1.16	$(0.14)	$0.00	$(0.14)

12/31/2018	12.25	0.29	(0.58)	(0.29)	(0.29)	(0.05)	(0.34)

12/31/2017	11.49	0.29	0.75	1.04	(0.28)	0.00	(0.28)

12/31/2016	11.64	0.29	(0.17)	0.12	(0.27)	0.00	(0.27)

12/31/2015	12.05	0.32	(0.47)	(0.15)	(0.26)	0.00	(0.26)

12/31/2014	9.94	0.31	2.07	2.38	(0.27)	0.00	(0.27)
Administrative Class

01/01/2019 - 06/30/2019+	11.62	0.13	1.02	1.15	(0.13)	0.00	(0.13)

12/31/2018	12.25	0.27	(0.57)	(0.30)	(0.28)	(0.05)	(0.33)

12/31/2017	11.49	0.27	0.75	1.02	(0.26)	0.00	(0.26)

12/31/2016	11.64	0.27	(0.17)	0.10	(0.25)	0.00	(0.25)

12/31/2015	12.05	0.30	(0.46)	(0.16)	(0.25)	0.00	(0.25)

12/31/2014	9.94	0.29	2.07	2.36	(0.25)	0.00	(0.25)
Advisor Class

01/01/2019 - 06/30/2019+	11.62	0.12	1.03	1.15	(0.13)	0.00	(0.13)

12/31/2018	12.25	0.26	(0.58)	(0.32)	(0.26)	(0.05)	(0.31)

12/31/2017	11.49	0.26	0.75	1.01	(0.25)	0.00	(0.25)

12/31/2016	11.64	0.25	(0.17)	0.08	(0.23)	0.00	(0.23)

12/31/2015	12.05	0.29	(0.47)	(0.18)	(0.23)	0.00	(0.23)

12/31/2014	9.94	0.28	2.07	2.35	(0.24)	0.00	(0.24)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$12.64	10.07%	$37,860	0.665	%*	0.665	%*	0.475	%*	0.475	%*	2.34	%*	55%

11.62	(2.23)	39,235	0.835		0.835		0.475		0.475		2.51		164

12.25	9.12	39,545	0.615		0.615		0.475		0.475		2.42		107

11.49	0.82	36,070	0.565		0.565		0.475		0.475		2.31		135

11.64	(1.24)	9,375	0.515		0.515		0.475		0.475		2.65		34

12.05	24.20	8,356	0.495		0.495		0.475		0.475		2.80		132

12.64	9.99	337,130	0.815	*	0.815	*	0.625	*	0.625	*	2.20	*	55

11.62	(2.38)	268,621	0.985		0.985		0.625		0.625		2.36		164

12.25	8.95	249,568	0.765		0.765		0.625		0.625		2.27		107

11.49	0.67	236,801	0.715		0.715		0.625		0.625		2.12		135

11.64	(1.39)	176,929	0.665		0.665		0.625		0.625		2.50		34

12.05	24.01	164,964	0.645		0.645		0.625		0.625		2.65		132

12.64	9.94	24,724	0.915	*	0.915	*	0.725	*	0.725	*	2.09	*	55

11.62	(2.48)	22,243	1.085		1.085		0.725		0.725		2.26		164

12.25	8.85	23,003	0.865		0.865		0.725		0.725		2.17		107

11.49	0.57	19,143	0.815		0.815		0.725		0.725		2.02		135

11.64	(1.49)	18,897	0.765		0.765		0.725		0.725		2.40		34

12.05	23.89	15,400	0.745		0.745		0.725		0.725		2.55		132

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	9

Statement of Assets and Liabilities PIMCO Long-Term U.S. Government Portfolio

June 30, 2019 (Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$447,013
Investments in Affiliates	12,017
Financial Derivative Instruments
Exchange-traded or centrally cleared	182
Over the counter	1,211
Deposits with counterparty	708
Receivable for investments sold	485,377
Receivable for TBA investments sold	116,762
Receivable for Portfolio shares sold	1,022
Interest and/or dividends receivable	1,851
Dividends receivable from Affiliates	29
Total Assets	1,066,172

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$3,803
Payable for sale-buyback transactions	495,641
Payable for short sales	8,861
Financial Derivative Instruments
Exchange-traded or centrally cleared	339
Over the counter	756
Payable for investments in Affiliates purchased	29
Payable for TBA investments purchased	156,430
Deposits from counterparty	370
Payable for Portfolio shares redeemed	42
Accrued investment advisory fees	68
Accrued supervisory and administrative fees	76
Accrued distribution fees	5
Accrued servicing fees	38
Total Liabilities	666,458

Net Assets	$399,714

Net Assets Consist of:

Paid in capital	$379,977
Distributable earnings (accumulated loss)	19,737

Net Assets	$399,714

Net Assets:

Institutional Class	$37,860
Administrative Class	337,130
Advisor Class	24,724

Shares Issued and Outstanding:

Institutional Class	2,996
Administrative Class	26,674
Advisor Class	1,956

Net Asset Value Per Share Outstanding:

Institutional Class	$12.64
Administrative Class	12.64
Advisor Class	12.64

Cost of investments in securities	$425,239
Cost of investments in Affiliates	$12,104
Proceeds received on short sales	$8,858
Cost or premiums of financial derivative instruments, net	$795

* Includes repurchase agreements of:	$1,273

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2019 (Unaudited)

Investment Income:

Interest	$4,976
Dividends from Investments in Affiliates	271
Total Income	5,247

Expenses:

Investment advisory fees	391
Supervisory and administrative fees	435
Servicing fees - Administrative Class	216
Distribution and/or servicing fees - Advisor Class	28
Trustee fees	2
Interest expense	329
Total Expenses	1,401

Net Investment Income (Loss)	3,846

Net Realized Gain (Loss):

Investments in securities	291
Investments in Affiliates	1
Exchange-traded or centrally cleared financial derivative instruments	5,680
Over the counter financial derivative instruments	30

Net Realized Gain (Loss)	6,002

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	28,439
Investments in Affiliates	29
Exchange-traded or centrally cleared financial derivative instruments	(3,884)
Over the counter financial derivative instruments	436

Net Change in Unrealized Appreciation (Depreciation)	25,020

Net Increase (Decrease) in Net Assets Resulting from Operations	$34,868

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	11

Statements of Changes in Net Assets PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$3,846	$7,306
Net realized gain (loss)	6,002	(10,680)
Net change in unrealized appreciation (depreciation)	25,020	(3,263)

Net Increase (Decrease) in Net Assets Resulting from Operations	34,868	(6,637)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(457)	(1,174)
Administrative Class	(3,287)	(7,201)
Advisor Class	(246)	(603)

Total Distributions(a)	(3,990)	(8,978)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions**	38,737	33,598

Total Increase (Decrease) in Net Assets	69,615	17,983

Net Assets:

Beginning of period	330,099	312,116
End of period	$399,714	$330,099

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio

June 30, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 111.8%

CORPORATE BONDS & NOTES 0.5%

INDUSTRIALS 0.5%

United Airlines Pass-Through Trust
2.875% due 04/07/2030	$644	$640
3.100% due 04/07/2030	644	637

Vessel Management Services, Inc.
3.432% due 08/15/2036	556	577

Total Corporate Bonds & Notes (Cost $1,845)		1,854

U.S. GOVERNMENT AGENCIES 20.1%

Fannie Mae
0.000% due 05/15/2030 - 11/15/2030 (a)	2,500	1,896
2.757% due 07/25/2037 •	11	10
3.000% due 09/25/2046	2,264	2,240
3.090% due 12/01/2036	1,700	1,719
3.144% due 03/25/2028 ~	350	365
3.304% due 04/25/2032 •	2	2
3.580% due 08/01/2030	1,700	1,839
3.600% due 02/01/2040	1,439	1,532
3.610% due 10/01/2030	600	654
4.250% due 05/25/2037	84	98
4.708% due 01/01/2033 •	3	3
5.000% due 04/25/2032 - 08/25/2033	309	342
5.500% due 12/25/2035	97	110
6.080% due 09/01/2028	64	84
6.500% due 07/25/2031	67	76
6.625% due 11/15/2030	570	815

Fannie Mae UMBS
2.500% due 11/01/2046	285	283

Fannie Mae UMBS, TBA
3.500% due 08/01/2049	9,000	9,197
4.000% due 08/01/2049	37,200	38,430
5.500% due 07/01/2049	900	960

Federal Housing Administration
6.896% due 07/01/2020	10	10

Freddie Mac
0.000% due 03/15/2031 - 07/15/2032 (a)	2,700	1,976
2.794% due 01/15/2033 •	5	5
3.000% due 04/15/2053	1,387	1,407
3.094% due 02/15/2027 •	2	2
3.440% due 02/15/2021 •	1	1
3.500% due 01/15/2048	527	555
3.650% due 02/25/2028 ~	200	218
3.704% due 10/25/2044 •	23	23
4.000% due 06/15/2032 - 09/15/2044	4,411	4,818
4.000% due 12/15/2042 •	700	674
5.500% due 08/15/2030 - 02/15/2034	255	288
6.750% due 03/15/2031	100	145
7.000% due 07/15/2023 - 12/01/2031	5	6

Ginnie Mae
3.500% due 01/20/2044	643	685
3.750% due 08/20/2030 •	3	3
6.000% due 08/20/2033	747	836

Residual Funding Corp. STRIPS
0.000% due 10/15/2020 - 01/15/2030 (a)	3,900	3,308

Resolution Funding Corp.
8.125% due 10/15/2019	1,600	1,627

Resolution Funding Corp. STRIPS
0.000% due 04/15/2028 - 04/15/2029	3,200	2,585

Small Business Administration
5.240% due 08/01/2023	39	41
5.290% due 12/01/2027	71	75

Tennessee Valley Authority STRIPS
0.000% due 05/01/2030 (a)	800	600

Total U.S. Government Agencies (Cost $78,179)		80,543

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 84.4%

U.S. Treasury Bonds
2.500% due 02/15/2045 (d)	$7,200	$7,166
2.500% due 02/15/2046	4,070	4,044
2.500% due 05/15/2046 (d)	5,500	5,462
2.750% due 08/15/2042	2,700	2,831
2.750% due 11/15/2042 (d)	29,600	31,010
2.875% due 05/15/2043 (d)	14,780	15,797
2.875% due 08/15/2045 (d)	18,450	19,701
3.000% due 05/15/2042	300	328
3.000% due 11/15/2044	1,590	1,736
3.000% due 05/15/2045 (d)	8,500	9,286
3.000% due 11/15/2045 (d)	10,100	11,042
3.000% due 08/15/2048 (d)	10,980	12,026
3.000% due 02/15/2049 (d)	5,220	5,726
3.125% due 11/15/2041 (d)	30,000	33,554
3.125% due 02/15/2043	3,950	4,402
3.125% due 08/15/2044 (d)	28,030	31,248
3.125% due 05/15/2048	3,730	4,181
3.375% due 05/15/2044 (d)	33,810	39,259
3.625% due 08/15/2043	3,400	4,101
3.875% due 08/15/2040	220	275
4.250% due 11/15/2040	500	656
4.500% due 08/15/2039	200	270
4.750% due 02/15/2041	790	1,105
6.250% due 05/15/2030	400	564

U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2022	735	730
0.375% due 07/15/2027	63	63
0.500% due 01/15/2028	3,284	3,339
0.625% due 01/15/2026	161	165
0.750% due 07/15/2028	4,682	4,881
0.750% due 02/15/2042	1,018	1,022
0.875% due 01/15/2029	1,720	1,812
1.000% due 02/15/2048	1,243	1,310
1.375% due 02/15/2044	428	486
1.750% due 01/15/2028 (f)	1,244	1,395
2.500% due 01/15/2029	1,987	2,392
3.625% due 04/15/2028	316	406

U.S. Treasury Notes
2.875% due 05/15/2049 (d)	3,600	3,856
2.000% due 11/30/2022 (d)(f)	33,300	33,595
2.750% due 06/30/2025	2,400	2,525

U.S. Treasury STRIPS (a)
0.000% due 02/15/2033	1,700	1,247
0.000% due 05/15/2034	500	354
0.000% due 08/15/2034	1,270	892
0.000% due 08/15/2035 (d)	25,270	17,244
0.000% due 08/15/2036 (d)	18,000	11,936
0.000% due 11/15/2036	2,700	1,778
0.000% due 08/15/2044	300	157

Total U.S. Treasury Obligations (Cost $318,502)		337,355

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.6%

BAMLL Commercial Mortgage Securities Trust
3.444% due 04/15/2036 •	1,000	1,002

Barclays Commercial Mortgage Securities Trust
4.197% due 08/10/2035	500	551

Bear Stearns Adjustable Rate Mortgage Trust
4.673% due 02/25/2034 ~	8	8
4.886% due 01/25/2034 ~	6	6
5.026% due 04/25/2033 ~	27	28
5.363% due 04/25/2033 ~	4	5

BWAY Mortgage Trust
3.454% due 03/10/2033	700	735

Citigroup Commercial Mortgage Trust
4.149% due 01/10/2024	1,700	1,823

CityLine Commercial Mortgage Trust
2.871% due 11/10/2031 ~	1,600	1,632

Commercial Mortgage Trust
3.140% due 10/10/2036	1,700	1,751
3.942% due 04/10/2033 ~	500	529

Countrywide Alternative Loan Trust
2.614% due 05/25/2035 •	37	36

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Home Loan Mortgage Pass-Through Trust
3.044% due 03/25/2035 •	$59	$54

Credit Suisse First Boston Mortgage Securities Corp.
4.644% due 11/25/2032 ~	3	3

Credit Suisse First Boston Mortgage-Backed Pass-through Certificates
4.201% due 07/25/2033 ~	7	7

DBWF Mortgage Trust
3.791% due 12/10/2036	2,100	2,258

GS Mortgage Securities Trust
3.932% due 10/10/2035 ~	500	513

HarborView Mortgage Loan Trust
2.520% due 03/19/2037 •	39	38
2.830% due 05/19/2035 •	30	29
4.697% due 07/19/2035 ^~	8	7

Hilton USA Trust
3.719% due 11/05/2038	900	949

Impac CMB Trust
4.638% due 09/25/2034 þ	127	140

JPMorgan Chase Commercial Mortgage Securities Trust
2.798% due 10/05/2031	1,700	1,717

JPMorgan Mortgage Trust
3.354% due 09/25/2049 •	839	843
4.697% due 07/25/2035 ~	69	73

Morgan Stanley Bank of America Merrill Lynch Trust
3.514% due 12/15/2049	1,800	1,890

Morgan Stanley Capital Trust
4.418% due 07/11/2040	600	673

Motel 6 Trust
3.314% due 08/15/2034 •	1,057	1,058

Natixis Commercial Mortgage Securities Trust
3.885% due 08/15/2038	500	543

Residential Accredit Loans, Inc. Trust
6.000% due 06/25/2036 ^	44	42

Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032	4	4

Sequoia Mortgage Trust
2.733% due 07/20/2033 •	42	41

Structured Adjustable Rate Mortgage Loan Trust
2.624% due 05/25/2037 •	70	67

Structured Asset Mortgage Investments Trust
3.050% due 09/19/2032 •	31	31
3.230% due 10/19/2033 •	15	15

VNDO Trust
3.805% due 01/10/2035	1,900	2,040

WaMu Mortgage Pass-Through Certificates Trust
2.595% due 10/25/2046 •	46	44
3.504% due 08/25/2046 •	157	147
3.904% due 08/25/2042 •	2	2

Washington Mutual Mortgage Pass-Through Certificates Trust
3.628% due 05/25/2033 ~	5	5
3.941% due 02/25/2033 ~	1	1
4.615% due 02/25/2033 ~	1	1

Wells Fargo Commercial Mortgage Trust
2.933% due 11/15/2059	900	920

Worldwide Plaza Trust
3.526% due 11/10/2036	300	317

Total Non-Agency Mortgage-Backed Securities (Cost $22,057)		22,578

ASSET-BACKED SECURITIES 0.9%

Bear Stearns Asset-Backed Securities Trust
3.404% due 11/25/2042 •	32	32

ECMC Group Student Loan Trust
3.240% due 02/27/2068	229	227

JPMorgan Mortgage Acquisition Corp.
2.884% due 12/25/2035 •	1,100	1,097

LA Arena Funding LLC
7.656% due 12/15/2026	15	16

OneMain Direct Auto Receivables Trust
3.430% due 12/16/2024	1,500	1,522

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	13

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Renaissance Home Equity Loan Trust
3.284% due 08/25/2033 •	$3	$3
3.404% due 12/25/2033 •	15	15

SLM Student Loan Trust
3.180% due 10/25/2029 •	300	299
4.080% due 04/25/2023 •	196	199

Total Asset-Backed Securities (Cost $3,383)		3,410

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (c) 0.3%
		1,273

Total Short-Term Instruments (Cost $1,273)		1,273

Total Investments in Securities (Cost $425,239)		447,013

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 3.0%

SHORT-TERM INSTRUMENTS 3.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.0%

PIMCO Short Asset Portfolio	1,193,592	$11,872

PIMCO Short-Term Floating NAV Portfolio III	14,693	145

Total Short-Term Instruments (Cost $12,104)		12,017

Total Investments in Affiliates (Cost $12,104)		12,017

Total Investments 114.8% (Cost $437,343)		$459,030

Financial Derivative Instruments (e)(g) 0.1% (Cost or Premiums, net $795)		298

Other Assets and Liabilities, net (14.9)%		(59,614)

Net Assets 100.0%		$399,714

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Zero coupon security.
(b)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	06/28/2019	07/01/2019	$1,273	U.S. Treasury Notes 2.250% due 03/31/2021	$(1,302)	$1,273	$1,273

Total Repurchase Agreements						$(1,302)	$1,273	$1,273

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	2.390%	06/12/2019	07/12/2019	$(3,798)	$(3,803)

Total Reverse Repurchase Agreements					$(3,803)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
BOS	2.780%	06/28/2019	07/01/2019	$(1,462)	$(1,463)
BPG	2.530	06/24/2019	08/26/2019	(1,161)	(1,161)
	2.610	06/12/2019	07/24/2019	(1,847)	(1,850)
	2.620	06/18/2019	07/30/2019	(1,534)	(1,535)
GSC	2.580	06/24/2019	07/01/2019	(4,277)	(4,279)

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
	2.900%	07/02/2019	07/03/2019	$(31,515)	$(31,515)
	2.900	07/02/2019	07/03/2019	(19,862)	(19,862)
	2.900	07/02/2019	07/03/2019	(37,999)	(37,999)
	2.900	07/02/2019	07/03/2019	(33,629)	(33,629)
	2.900	07/02/2019	07/03/2019	(31,047)	(31,047)
	2.900	07/02/2019	07/03/2019	(31,452)	(31,452)
	2.900	07/02/2019	07/03/2019	(11,981)	(11,981)
	2.900	07/02/2019	07/03/2019	(17,302)	(17,302)
	2.900	07/02/2019	07/03/2019	(11,058)	(11,058)
	2.900	07/02/2019	07/03/2019	(15,750)	(15,750)
MSC	2.750	07/01/2019	07/02/2019	(33,729)	(33,729)
	2.750	07/01/2019	07/02/2019	(38,283)	(38,283)
	2.750	07/01/2019	07/02/2019	(31,609)	(31,609)
	2.750	07/01/2019	07/02/2019	(7,243)	(7,243)
	2.750	07/01/2019	07/02/2019	(9,332)	(9,332)
	2.750	07/01/2019	07/02/2019	(19,923)	(19,923)
	2.750	07/01/2019	07/02/2019	(11,095)	(11,095)
	2.750	07/01/2019	07/02/2019	(5,487)	(5,487)
	2.750	07/01/2019	07/02/2019	(8,727)	(8,727)
	2.750	07/01/2019	07/02/2019	(31,314)	(31,314)
	2.750	07/01/2019	07/02/2019	(31,147)	(31,147)
	2.750	07/01/2019	07/02/2019	(15,869)	(15,869)

Total Sale-Buyback Transactions					$(495,641)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (2.2)%
Fannie Mae UMBS, TBA	3.000%	08/01/2049	$6,100	$(6,143)	$(6,145)
Fannie Mae UMBS, TBA	4.500	08/01/2049	2,600	(2,715)	(2,716)

Total Short Sales (2.2)%				$(8,858)	$(8,861)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(3,803)	$0	$(3,803)	$3,857	$54
FICC	1,273	0	0	1,273	(1,302)	(29)

Master Securities Forward Transaction Agreement
BOS	0	0	(1,463)	(1,463)	1,448	(15)
BPG	0	0	(4,546)	(4,546)	4,556	10
GSC	0	0	(245,874)	(245,874)	245,309	(565)
MSC	0	0	(243,758)	(243,758)	242,222	(1,536)

Total Borrowings and Other Financing Transactions	$1,273	$(3,803)	$(495,641)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(3,803)	$0	$0	$(3,803)

Total	$0	$(3,803)	$0	$0	$(3,803)

Sale-Buyback Transactions
U.S. Treasury Obligations	(5,742)	(488,738)	(1,161)	0	(495,641)

Total	$(5,742)	$(488,738)	$(1,161)	$0	$(495,641)

Total Borrowings	$(5,742)	$(492,541)	$(1,161)	$0	$(499,444)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(499,444)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	15

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio (Cont.)

(d)	Securities with an aggregate market value of $497,392 have been pledged as collateral under the terms of the above master agreements as of June 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2019 was $(24,839) at a weighted average interest rate of 2.588%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(49) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Cost	Market Value
Call - CBOT U.S. Treasury 2-Year Note September 2019 Futures	$109.750	08/23/2019	78	$	156	$1	$0
Call - CBOT U.S. Treasury 2-Year Note September 2019 Futures	110.250	08/23/2019	54		108	0	0
Call - CBOT U.S. Treasury 2-Year Note September 2019 Futures	111.000	08/23/2019	291		582	3	1
Call - CBOT U.S. Treasury 5-Year Note September 2019 Futures	125.750	08/23/2019	43		43	0	0
Call - CBOT U.S. Treasury 5-Year Note September 2019 Futures	127.000	08/23/2019	50		50	0	0
Call - CBOT U.S. Treasury 5-Year Note September 2019 Futures	127.500	08/23/2019	1		1	0	0
Call - CBOT U.S. Treasury 5-Year Note September 2019 Futures	128.250	08/23/2019	290		290	3	0
Put - CBOT U.S. Treasury 10-Year Note September 2019 Futures	112.000	08/23/2019	80		80	1	0
Call - CBOT U.S. Treasury 10-Year Note September 2019 Futures	141.500	08/23/2019	7		7	0	0
Call - CBOT U.S. Treasury 10-Year Note September 2019 Futures	143.000	08/23/2019	30		30	0	0
Call - CBOT U.S. Treasury 10-Year Note September 2019 Futures	146.500	08/23/2019	14		14	0	0

Total Purchased Options						$8	$1

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 5-Year Note August 2019 Futures	$116.750	07/26/2019	24	$	24	$(5)	$(1)
Call - CBOT U.S. Treasury 5-Year Note August 2019 Futures	118.250	07/26/2019	24		24	(4)	(9)
Put - CBOT U.S. Treasury 10-Year Note August 2019 Futures	124.500	07/26/2019	35		35	(13)	(1)
Put - CBOT U.S. Treasury 10-Year Note August 2019 Futures	126.500	07/26/2019	42		42	(10)	(6)
Call - CBOT U.S. Treasury 10-Year Note August 2019 Futures	127.000	07/26/2019	35		35	(12)	(42)
Call - CBOT U.S. Treasury 10-Year Note August 2019 Futures	129.000	07/26/2019	42		42	(10)	(11)

Total Written Options						$(54)	$(70)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
90-Day Eurodollar September Futures	09/2019	222	$54,387	$39	$0	$(6)
U.S. Treasury Ultra Long-Term Bond September Futures	09/2019	962	170,815	7,188	0	(180)

				$7,227	$0	$(186)

SHORT FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
U.S. Treasury 2-Year Note September Futures	09/2019	399	$(85,857)	$(531)	$16	$0
U.S. Treasury 5-Year Note September Futures	09/2019	385	(45,490)	(524)	0	0
U.S. Treasury 10-Year Note September Futures	09/2019	17	(2,175)	(25)	0	(1)
U.S. Treasury 10-Year Ultra September Futures	09/2019	544	(75,140)	(2,224)	0	(17)
U.S. Treasury 30-Year Bond September Futures	09/2019	284	(44,189)	(1,647)	35	0

				$(4,951)	$51	$(18)

Total Futures Contracts				$2,276	$51	$(204)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay(1)	3-Month USD-LIBOR	2.600%	Semi-Annual	03/16/2021	$172,900	$(75)	$1,692	$1,617	$0	$(57)
Receive(1)	3-Month USD-LIBOR	2.643	Semi-Annual	03/16/2022	172,900	88	(1,832)	(1,744)	16	0
Receive(1)	3-Month USD-LIBOR	3.000	Semi-Annual	02/04/2023	32,400	(36)	(810)	(846)	10	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028	3,900	49	(156)	(107)	6	0
Pay	3-Month USD-LIBOR	2.910	Semi-Annual	09/04/2028	1,000	0	90	90	0	(1)
Pay	3-Month USD-LIBOR	3.210	Semi-Annual	11/15/2028	1,200	(3)	135	132	0	(2)
Pay	3-Month USD-LIBOR	3.220	Semi-Annual	11/15/2028	3,400	(9)	385	376	0	(5)
Receive(1)	3-Month USD-LIBOR	3.250	Semi-Annual	12/20/2037	6,400	(33)	(358)	(391)	17	0
Receive	3-Month USD-LIBOR	2.384	Semi-Annual	09/07/2047	7,100	220	(483)	(263)	40	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047	500	34	(90)	(56)	3	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048	2,700	260	(415)	(155)	16	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048	3,400	216	(793)	(577)	22	0

Total Swap Agreements						$711	$(2,635)	$(1,924)	$130	$(65)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$1	$51	$130	$182	$(70)	$(204)	$(65)	$(339)

(f)

Securities with an aggregate market value of $2,285 and cash of $708 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750%	02/07/2020	3,100	$128	$0

JPM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.580	11/07/2019	1,100	23	0

MYC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.450	05/11/2020	72,200	190	1,211
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.710	09/16/2019	4,300	94	0

							$435	$1,211

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
SAL	Put - OTC Fannie Mae UMBS, TBA 3.500% due 08/01/2049	$72.000	08/06/2019	6,000	$0	$0
	Put - OTC Fannie Mae UMBS, TBA 4.000% due 08/01/2049	73.000	08/06/2019	4,000	0	0
	Put - OTC Fannie Mae UMBS, TBA 4.000% due 09/01/2049	73.000	09/05/2019	19,100	1	0

					$1	$0

Total Purchased Options					$436	$1,211

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	17

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio (Cont.)

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	2,200	$(20)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.000%	02/07/2020	7,700	$(127)	$0

MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.510	05/11/2020	14,700	(159)	(756)

							$(286)	$(756)

Total Written Options							$(306)	$(756)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure(2)
MYC	$0	$1,211	$0	$1,211	$0	$(756)	$0	$(756)	$455	$(369)	$86

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	51	51
Swap Agreements	0	0	0	0	130	130

	$0	$0	$0	$0	$182	$182

Over the counter
Purchased Options	$0	$0	$0	$0	$1,211	$1,211

	$0	$0	$0	$0	$1,393	$1,393

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$70	$70
Futures	0	0	0	0	204	204
Swap Agreements	0	0	0	0	65	65

	$0	$0	$0	$0	$339	$339

Over the counter
Written Options	$0	$0	$0	$0	$756	$756

	$0	$0	$0	$0	$1,095	$1,095

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(15)	$(15)
Written Options	0	0	0	0	165	165
Futures	0	0	0	0	5,688	5,688
Swap Agreements	0	0	0	0	(158)	(158)

	$0	$0	$0	$0	$5,680	$5,680

Over the counter
Purchased Options	$0	$0	$0	$0	$68	$68
Written Options	0	0	0	0	(38)	(38)

	$0	$0	$0	$0	$30	$30

	$0	$0	$0	$0	$5,710	$5,710

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(6)	$(6)
Written Options	0	0	0	0	(2)	(2)
Futures	0	0	0	0	(1,133)	(1,133)
Swap Agreements	0	0	0	0	(2,743)	(2,743)

	$0	$0	$0	$0	$(3,884)	$(3,884)

Over the counter
Purchased Options	$0	$0	$0	$0	$553	$553
Written Options	0	0	0	0	(117)	(117)

	$0	$0	$0	$0	$436	$436

	$0	$0	$0	$0	$(3,448)	$(3,448)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$0	$1,854	$0	$1,854
U.S. Government Agencies	0	80,543	0	80,543
U.S. Treasury Obligations	0	337,355	0	337,355
Non-Agency Mortgage-Backed Securities	0	22,578	0	22,578
Asset-Backed Securities	0	3,410	0	3,410
Short-Term Instruments
Repurchase Agreements	0	1,273	0	1,273

	$0	$447,013	$0	$447,013

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$12,017	$0	$0	$12,017

Total Investments	$12,017	$447,013	$0	$459,030

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(8,861)	$0	$(8,861)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	51	131	0	182
Over the counter	0	1,211	0	1,211

	$51	$1,342	$0	$1,393

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(204)	(135)	0	(339)
Over the counter	0	(756)	0	(756)

	$(204)	$(891)	$0	$(1,095)

Total Financial Derivative Instruments	$(153)	$451	$0	$298

Totals	$11,864	$438,603	$0	$450,467

There were no significant transfers into or out of Level 3 during the period ended June 30, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	19

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Long-Term U.S. Government Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Portfolio

20	PIMCO VARIABLE INSURANCE TRUST

June 30, 2019 (Unaudited)

will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification (“ASC”) 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the

SEMIANNUAL REPORT	JUNE 30, 2019	21

Notes to Financial Statements (Cont.)

relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing

Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could

22	PIMCO VARIABLE INSURANCE TRUST

June 30, 2019 (Unaudited)

obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy.

In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

SEMIANNUAL REPORT	JUNE 30, 2019	23

Notes to Financial Statements (Cont.)

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2019 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$11,664	$179	$0	$0	$29	$11,872	$179	$0

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Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$1,853	$418,292	$(420,001)	$1	$0	$145	$92	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Inflation-Indexed Bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional

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Notes to Financial Statements (Cont.)

(i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement

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of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Futures Contracts are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(b) Options Contracts may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility

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Notes to Financial Statements (Cont.)

parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Inflation-Capped Options may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(c) Swap Agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s

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credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Interest Rate Swap Agreements may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Market Risk is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

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Notes to Financial Statements (Cont.)

Derivatives Risk is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Leveraging Risk is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2019 (Unaudited)

transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.225%	0.25%	0.25%	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing

SEMIANNUAL REPORT	JUNE 30, 2019	31

Notes to Financial Statements (Cont.)

Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At June 30, 2019, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$275,190	$203,893	$5,257	$428

†	A zero balance may reflect actual amounts rounding to less than one thousand.

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2019 (Unaudited)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2019		Year Ended 12/31/2018

	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	287	$3,435	737	$8,452

Administrative Class	6,450	76,836	4,284	49,295

Advisor Class	288	3,469	375	4,304
Issued as reinvestment of distributions

Institutional Class	38	456	102	1,174

Administrative Class	272	3,287	627	7,201

Advisor Class	20	246	52	603
Cost of shares redeemed

Institutional Class	(704)	(8,529)	(693)	(7,996)

Administrative Class	(3,157)	(37,272)	(2,182)	(24,940)

Advisor Class	(266)	(3,191)	(391)	(4,495)

Net increase (decrease) resulting from Portfolio share transactions	3,228	$38,737	2,911	$33,598

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2019, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 71% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2019, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

SEMIANNUAL REPORT	JUNE 30, 2019	33

Notes to Financial Statements (Cont.)

June 30, 2019 (Unaudited)

As of its last fiscal year ended December 31, 2018, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Long-Term U.S. Government Portfolio	$275	$5,735

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$429,304	$36,292	$(14,689)	$21,603

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

34	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	MSC	Morgan Stanley & Co., Inc.

BOS	Merrill Lynch, Pierce, Fenner & Smith, Inc.	GSC	Goldman Sachs & Co. LLC	MYC	Morgan Stanley Capital Services, Inc.

BPG	BNP Paribas Securities Corp.	JPM	JP Morgan Chase Bank N.A.	SAL	Citigroup Global Markets, Inc.

CBK	Citibank N.A.

Currency Abbreviations:

USD (or $)	United States Dollar

Exchange Abbreviations:

CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:

CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Other Abbreviations:

LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced	UMBS	Uniform Mortgage-Backed Security

SEMIANNUAL REPORT	JUNE 30, 2019	35

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT13SAR_063019

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2019

PIMCO Real Return Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2019

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.2% during the fourth quarter of 2018. For the first quarter of 2019, GDP growth rose to an annual pace of 3.1%. Finally, the Commerce Department’s initial reading for second quarter 2019 GDP, released after the reporting period ended, showed that the U.S. economy grew at a 2.1% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” With its December 2018 rate hike, the Fed increased the federal funds rate to a range between 2.25% and 2.50%. However, at its meeting in January 2019, the Fed tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” This stance was partially attributed to trade tensions and signs of slowing global growth, including weakening manufacturing data. Finally, at its meeting that concluded on July 31, 2019, after the reporting period ended, the Fed lowered the federal funds rate to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008.

Growth outside the U.S. continued, but the pace generally moderated. According to the International Monetary Fund (“IMF”), global growth is projected to be 3.3% in 2019, versus 3.6% in 2018. From a regional perspective, the U.S. economy is expected to expand 2.3% in 2019, compared to 2.9% in the prior year. Elsewhere, the IMF anticipates 2019 GDP growth in the eurozone, UK and Japan will be 1.3%, 1.2% and 1.0%, respectively. For comparison purposes, these economies expanded 1.8%, 1.4% and 0.8%, respectively, in 2018.

Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies. The ECB ended its quantitative easing program in December 2018 and indicated that it does not expect to raise interest rates, “at least through the first half of 2020.” Meanwhile, the Bank of England kept rates on hold for the reporting period.

Both short- and long-term U.S. Treasury yields declined. In our view, falling rates were partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the two-year U.S. Treasury note was 1.75% at the end of the reporting period, compared to 2.48% on December 31, 2018. Meanwhile, the yield on the benchmark 10-year U.S. Treasury note was 2.00% at the end of the reporting period, versus 2.69% on December 31, 2018. The Bloomberg Barclays Global Treasury Index (USD hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 5.52%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD hedged), a widely used index of global investment grade credit bonds, returned 8.22%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD hedged), a widely used index of below investment grade bonds, returned 10.05%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD hedged), returned 10.60%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 8.72%.

Global equities also produced strong results. Despite periods of volatility, U.S. equities moved sharply higher. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations and a more accommodative Fed. All told, U.S. equities, as represented by the S&P 500 Index, returned 18.54%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 10.59%, whereas global equities, as

2	PIMCO VARIABLE INSURANCE TRUST

represented by the MSCI World Index, returned 16.98%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 7.53%, and European equities, as represented by the MSCI Europe Index (in EUR), returned 16.24%.

Commodity prices fluctuated and largely moved higher. When the reporting period began, Brent crude oil was approximately $54 a barrel, but by the end, it was roughly $67 a barrel. Elsewhere, gold and copper prices also rose.

Finally, there were periods of volatility in the foreign exchange markets, due in part to signs of moderating global growth and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar strengthened against a number of other major currencies. For example, the U.S. dollar returned 0.82% and 0.45% versus the euro and British pound, respectively. However, the U.S. dollar fell 1.71% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2019	3

Important Information About the PIMCO Real Return Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Real Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of interest rate risk, especially as the Federal Reserve Board ended its quantitative easing program in October 2014 and raised interest rates several times thereafter before lowering them in July 2019. Interest rates may change in the future depending upon the Federal Reserve Board’s view of economic growth, inflation, employment and other market factors. To the extent the Federal Reserve Board raises interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

With respect to certain securities, the Portfolio may make different asset class, sector or geographical classifications for the purpose of monitoring compliance with investment guidelines than the classifications disclosed in this report.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Portfolio returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests are not known.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and

4	PIMCO VARIABLE INSURANCE TRUST

after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Real Return Portfolio	09/30/99	04/10/00	09/30/99	02/28/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-PORT. The Portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov and are available without charge, upon request by calling the Portfolio at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Portfolio filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

SEMIANNUAL REPORT	JUNE 30, 2019	5

PIMCO Real Return Portfolio

Cumulative Returns Through June 30, 2019

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of 06/30/2019†§

U.S. Treasury Obligations	64.7%

U.S. Government Agencies	14.1%

Sovereign Issues	7.6%

Corporate Bonds & Notes	5.8%

Asset-Backed Securities	4.4%

Non-Agency Mortgage-Backed Securities	1.8%

Short-Term Instruments‡	1.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO Real Return Portfolio Institutional Class	6.42%	4.51%	1.47%	4.04%	5.70%
PIMCO Real Return Portfolio Administrative Class	6.34%	4.36%	1.32%	3.89%	5.65%
PIMCO Real Return Portfolio Advisor Class	6.29%	4.25%	1.22%	3.78%	3.73%
Bloomberg Barclays U.S. TIPS Index±	6.15%	4.84%	1.76%	3.64%	5.46%♦

All Portfolio returns are net of fees and expenses.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 09/30/1999.

± Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $500 million par amount outstanding.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 1.27% for Institutional Class shares, 1.42% for Administrative Class shares, and 1.52% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Real Return Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Exposure to U.S. TIPS contributed to absolute performance as U.S. TIPS, as measured by the Bloomberg Barclays U.S. TIPS Index, posted positive returns.

»	Overweight exposure to U.S. real duration contributed to relative performance, as U.S. real yields moved lower.

»	Overweight exposure to German nominal duration contributed to relative performance, as German nominal yields moved lower.

»	Underweight exposure to French nominal duration detracted from relative performance, as French nominal yields moved lower.

»	Underweight exposure to U.S. nominal duration detracted from relative performance, as U.S. nominal yields moved lower.

»	Underweight exposure to Italian nominal duration detracted from relative performance, as Italian nominal yields moved lower.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Real Return Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2019 to June 30, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During Period*	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,064.20	$7.94	$1,000.00	$1,016.96	$7.76	1.56%
Administrative Class	1,000.00	1,063.40	8.70	1,000.00	1,016.22	8.50	1.71
Advisor Class	1,000.00	1,062.90	9.21	1,000.00	1,015.73	9.00	1.81

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	JUNE 30, 2019	7

Financial Highlights PIMCO Real Return Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Institutional Class

01/01/2019 - 06/30/2019+	$11.85	$0.14	$0.62	$0.76	$(0.13)	$0.00	$0.00	$(0.13)

12/31/2018	12.42	0.34	(0.59)	(0.25)	(0.32)	0.00	0.00	(0.32)

12/31/2017	12.27	0.32	0.14	0.46	(0.26)	0.00	(0.05)	(0.31)

12/31/2016	11.93	0.30	0.34	0.64	(0.18)	0.00	(0.12)	(0.30)

12/31/2015	12.81	0.12	(0.45)	(0.33)	(0.55)	0.00	0.00	(0.55)

12/31/2014	12.60	0.30	0.11	0.41	(0.20)	0.00	0.00	(0.20)
Administrative Class

01/01/2019 - 06/30/2019+	11.85	0.13	0.62	0.75	(0.12)	0.00	0.00	(0.12)

12/31/2018	12.42	0.32	(0.59)	(0.27)	(0.30)	0.00	0.00	(0.30)

12/31/2017	12.27	0.30	0.14	0.44	(0.24)	0.00	(0.05)	(0.29)

12/31/2016	11.93	0.29	0.33	0.62	(0.16)	0.00	(0.12)	(0.28)

12/31/2015	12.81	0.09	(0.44)	(0.35)	(0.53)	0.00	0.00	(0.53)

12/31/2014	12.60	0.28	0.11	0.39	(0.18)	0.00	0.00	(0.18)
Advisor Class

01/01/2019 - 06/30/2019+	11.85	0.12	0.62	0.74	(0.11)	0.00	0.00	(0.11)

12/31/2018	12.42	0.32	(0.60)	(0.28)	(0.29)	0.00	0.00	(0.29)

12/31/2017	12.27	0.29	0.14	0.43	(0.23)	0.00	(0.05)	(0.28)

12/31/2016	11.93	0.28	0.33	0.61	(0.15)	0.00	(0.12)	(0.27)

12/31/2015	12.81	0.09	(0.45)	(0.36)	(0.52)	0.00	0.00	(0.52)

12/31/2014	12.60	0.27	0.11	0.38	(0.17)	0.00	0.00	(0.17)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of common shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$12.48	6.42%	$188,662	1.56	%*	1.56	%*	0.50	%*	0.50	%*	2.27	%*	109%

11.85	(2.06)	180,506	1.27		1.27		0.50		0.50		2.80		234

12.42	3.81	181,673	0.89		0.89		0.50		0.50		2.60		157

12.27	5.35	154,072	0.76		0.76		0.50		0.50		2.42		132

11.93	(2.56)	168,482	0.63		0.63		0.50		0.50		0.91		114

12.81	3.25	161,389	0.55		0.55		0.50		0.50		2.27		96

12.48	6.34	1,268,799	1.71	*	1.71	*	0.65	*	0.65	*	2.09	*	109

11.85	(2.21)	1,266,321	1.42		1.42		0.65		0.65		2.67		234

12.42	3.65	1,476,888	1.04		1.04		0.65		0.65		2.40		157

12.27	5.19	1,789,709	0.91		0.91		0.65		0.65		2.38		132

11.93	(2.70)	2,037,284	0.78		0.78		0.65		0.65		0.71		114

12.81	3.09	2,393,913	0.70		0.70		0.65		0.65		2.19		96

12.48	6.29	383,715	1.81	*	1.81	*	0.75	*	0.75	*	1.97	*	109

11.85	(2.31)	386,746	1.52		1.52		0.75		0.75		2.60		234

12.42	3.55	520,684	1.14		1.14		0.75		0.75		2.35		157

12.27	5.09	506,438	1.01		1.01		0.75		0.75		2.31		132

11.93	(2.80)	513,250	0.88		0.88		0.75		0.75		0.67		114

12.81	2.99	481,759	0.80		0.80		0.75		0.75		2.06		96

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	9

Statement of Assets and Liabilities PIMCO Real Return Portfolio

June 30, 2019 (Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$2,915,294
Investments in Affiliates	4,991
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,262
Over the counter	2,365
Cash	1
Deposits with counterparty	4,576
Foreign currency, at value	3,008
Receivable for investments sold	271,557
Receivable for investments sold on a delayed-delivery basis	441
Receivable for TBA investments sold	660,295
Receivable for Portfolio shares sold	990
Interest and/or dividends receivable	10,394
Dividends receivable from Affiliates	7
Total Assets	3,875,181

Liabilities:

Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$978,372
Payable for short sales	65,781
Financial Derivative Instruments
Exchange-traded or centrally cleared	893
Over the counter	4,372
Payable for investments purchased	4,600
Payable for investments in Affiliates purchased	7
Payable for TBA investments purchased	963,070
Deposits from counterparty	14,072
Payable for Portfolio shares redeemed	1,915
Accrued investment advisory fees	352
Accrued supervisory and administrative fees	352
Accrued distribution fees	74
Accrued servicing fees	145
Total Liabilities	2,034,005

Net Assets	$1,841,176

Net Assets Consist of:

Paid in capital	$1,999,228
Distributable earnings (accumulated loss)	(158,052)

Net Assets	$1,841,176

Net Assets:

Institutional Class	$188,662
Administrative Class	1,268,799
Advisor Class	383,715

Shares Issued and Outstanding:

Institutional Class	15,120
Administrative Class	101,689
Advisor Class	30,753

Net Asset Value Per Share Outstanding:

Institutional Class	$12.48
Administrative Class	12.48
Advisor Class	12.48

Cost of investments in securities	$2,879,475
Cost of investments in Affiliates	$4,991
Cost of foreign currency held	$2,994
Proceeds received on short sales	$65,668
Cost or premiums of financial derivative instruments, net	$(3,498)

* Includes repurchase agreements of:	$2,351

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Real Return Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2019 (Unaudited)

Investment Income:

Interest, net of foreign taxes*	$34,084
Dividends from Investments in Affiliates	212
Total Income	34,296

Expenses:

Investment advisory fees	2,253
Supervisory and administrative fees	2,253
Servicing fees - Administrative Class	933
Distribution and/or servicing fees - Advisor Class	474
Trustee fees	12
Interest expense	9,585
Total Expenses	15,510

Net Investment Income (Loss)	18,786

Net Realized Gain (Loss):

Investments in securities	3,150
Investments in Affiliates	19
Exchange-traded or centrally cleared financial derivative instruments	(12,917)
Over the counter financial derivative instruments	10,586
Foreign currency	(754)

Net Realized Gain (Loss)	84

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	107,773
Investments in Affiliates	(16)
Exchange-traded or centrally cleared financial derivative instruments	(9,527)
Over the counter financial derivative instruments	(5,353)
Foreign currency assets and liabilities	(4)

Net Change in Unrealized Appreciation (Depreciation)	92,873

Net Increase (Decrease) in Net Assets Resulting from Operations	$111,743

* Foreign tax withholdings	$4

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	11

Statements of Changes in Net Assets PIMCO Real Return Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$18,786	$54,424
Net realized gain (loss)	84	(22,928)
Net change in unrealized appreciation (depreciation)	92,873	(78,266)

Net Increase (Decrease) in Net Assets Resulting from Operations	111,743	(46,770)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(1,932)	(4,703)
Administrative Class	(12,325)	(34,114)
Advisor Class	(3,543)	(11,632)

Total Distributions(a)	(17,800)	(50,449)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(86,340)	(248,453)

Total Increase (Decrease) in Net Assets	7,603	(345,672)

Net Assets:

Beginning of period	1,833,573	2,179,245
End of period	$1,841,176	$1,833,573

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Cash Flows

Six Months Ended June 30, 2019 (Unaudited)
(Amounts in thousands†)	PIMCO Real Return Portfolio

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$111,743

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(3,038,349)
Proceeds from sales of long-term securities	3,095,213
(Purchases) Proceeds from sales of short-term portfolio investments, net	118,382
(Increase) decrease in deposits with counterparty	3,147
(Increase) decrease in receivable for investments sold	(281,325)
(Increase) decrease in interest and/or dividends receivable	465
(Increase) decrease in dividends receivable from Affiliates	88
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(24,211)
Proceeds from (Payments on) over the counter financial derivative instruments	10,128
Increase (decrease) in payable for investments purchased	240,217
Increase (decrease) in deposits from counterparty	2,770
Increase (decrease) in accrued investment advisory fees	(28)
Increase (decrease) in accrued supervisory and administrative fees	(28)
Increase (decrease) in accrued distribution fees	(6)
Increase (decrease) in accrued servicing fees	(13)
Proceeds from (Payments on) short sales transactions, net	22,376
Proceeds from (Payments on) foreign currency transactions	(758)
Net Realized (Gain) Loss
Investments in securities	(3,150)
Investments in Affiliates	(19)
Exchange-traded or centrally cleared financial derivative instruments	12,917
Over the counter financial derivative instruments	(10,586)
Foreign currency	754
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(107,773)
Investments in Affiliates	16
Exchange-traded or centrally cleared financial derivative instruments	9,527
Over the counter financial derivative instruments	5,353
Foreign currency assets and liabilities	4
Net amortization (accretion) on investments	4,878

Net Cash Provided by (Used for) Operating Activities	171,732

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	66,374
Payments on shares redeemed	(177,145)
Increase (decrease) in overdraft due to custodian	(88)
Cash distributions paid*	0
Proceeds from sale-buyback transactions	4,967,522
Payments on sale-buyback transactions	(5,030,705)

Net Cash Received from (Used for) Financing Activities	(174,042)

Net Increase (Decrease) in Cash and Foreign Currency	(2,310)

Cash and Foreign Currency:

Beginning of period	5,319
End of period	$3,009

* Reinvestment of distributions	$17,800

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period	$9,742

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Portfolio has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Portfolio’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	13

Schedule of Investments PIMCO Real Return Portfolio

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 158.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.0%

Hilton Worldwide Finance LLC
4.154% (LIBOR03M + 1.750%) due 06/22/2026 ~		$77	$77

Total Loan Participations and Assignments (Cost $77)			77

CORPORATE BONDS & NOTES 9.3%

BANKING & FINANCE 4.5%

AerCap Ireland Capital DAC
4.625% due 10/30/2020		100	103

Akelius Residential Property AB
3.375% due 09/23/2020	EUR	100	118

Ally Financial, Inc.
3.750% due 11/18/2019		$190	190
4.125% due 03/30/2020		250	253
4.250% due 04/15/2021		50	51

American Tower Corp.
2.800% due 06/01/2020		190	190

Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(e)(f)	EUR	400	468

Banco Santander S.A.
6.250% due 09/11/2021 •(e)(f)		100	120

Bank of America Corp.
5.875% due 03/15/2028 •(e)		$1,220	1,274

Bank of Ireland
7.375% due 06/18/2020 •(e)(f)	EUR	400	481

BBVA Bancomer S.A.
6.500% due 03/10/2021		$600	632

British Transco International Finance BV
0.000% due 11/04/2021 (c)		580	546

Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(e)(f)	EUR	1,800	2,134
6.625% due 06/29/2021 •(e)(f)		600	757

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		$2,600	2,695

Deutsche Bank AG
4.250% due 10/14/2021		10,200	10,337

General Motors Financial Co., Inc.
2.350% due 10/04/2019		190	190
3.872% (US0003M + 1.270%) due 10/04/2019 ~		100	100

Goldman Sachs Group, Inc.
3.610% (US0003M + 1.200%) due 09/15/2020 ~		9,550	9,646

ING Bank NV
2.625% due 12/05/2022		3,200	3,265

International Lease Finance Corp.
8.250% due 12/15/2020		2,310	2,493

John Deere Capital Corp.
2.633% (US0003M + 0.290%) due 06/22/2020 ~		6,940	6,953

Lloyds Banking Group PLC
3.186% (US0003M + 0.800%) due 06/21/2021 ~		2,800	2,802
6.375% due 06/27/2020 •(e)(f)	EUR	600	709

Mitsubishi UFJ Financial Group, Inc.
4.400% (US0003M + 1.880%) due 03/01/2021 ~		$2,015	2,063

Navient Corp.
8.000% due 03/25/2020		2,140	2,220

Nissan Motor Acceptance Corp.
2.650% due 07/13/2022		100	100

Royal Bank of Scotland Group PLC
3.899% (US0003M + 1.550%) due 06/25/2024 ~		2,100	2,097
4.519% due 06/25/2024 •		1,400	1,458
7.500% due 08/10/2020 •(e)(f)		1,120	1,151
8.625% due 08/15/2021 •(e)(f)		400	432

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SBA Tower Trust
2.877% due 07/15/2046	$600	$602

State Bank of India
3.539% (US0003M + 0.950%) due 04/06/2020 ~	4,300	4,310

Toronto-Dominion Bank
2.250% due 03/15/2021	4,600	4,614

UBS AG
3.031% (US0003M + 0.580%) due 06/08/2020 •	5,600	5,630

UniCredit SpA
7.830% due 12/04/2023	10,150	11,603

		82,787

INDUSTRIALS 2.6%

Allergan Funding SCS
3.000% due 03/12/2020	1,160	1,164

Allergan Sales LLC
5.000% due 12/15/2021	1,540	1,611

Allergan, Inc.
3.375% due 09/15/2020	1,060	1,071

BAT Capital Corp.
3.118% due 08/14/2020 •	3,180	3,188

BAT International Finance PLC
2.750% due 06/15/2020	100	100

Central Nippon Expressway Co. Ltd.
2.362% due 05/28/2021	200	200

Charter Communications Operating LLC
3.579% due 07/23/2020	2,390	2,412
4.464% due 07/23/2022	140	147

Danone S.A.
2.077% due 11/02/2021	500	497

Dell International LLC
4.420% due 06/15/2021	1,500	1,545

Discovery Communications LLC
3.097% (US0003M + 0.710%) due 09/20/2019 ~	480	481

Dominion Energy Gas Holdings LLC
3.010% (US0003M + 0.600%) due 06/15/2021 ~	2,700	2,713

eBay, Inc.
2.600% due 07/15/2022	100	100
2.750% due 01/30/2023	100	101

EMC Corp.
2.650% due 06/01/2020	290	289

Enbridge, Inc.
2.984% (US0003M + 0.400%) due 01/10/2020 ~	3,570	3,571
3.110% (US0003M + 0.700%) due 06/15/2020 ~	4,920	4,934

Energy Transfer Partners LP
5.750% due 09/01/2020	100	103

EQT Corp.
4.875% due 11/15/2021	900	941

ERAC USA Finance LLC
4.500% due 08/16/2021	480	500
5.250% due 10/01/2020	390	403

General Electric Co.
5.550% due 05/04/2020	1,000	1,023

General Motors Co.
3.365% (US0003M + 0.800%) due 08/07/2020 ~	70	70

Hewlett Packard Enterprise Co.
3.318% (US0003M + 0.720%) due 10/05/2021 ~	3,100	3,101

JT International Financial Services BV
3.500% due 09/28/2023	200	208

Kraft Heinz Foods Co.
3.500% due 07/15/2022	100	102

McDonald’s Corp.
3.012% (US0003M + 0.430%) due 10/28/2021 ~	5,400	5,405

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021		$1,700	$1,684

NXP BV
3.875% due 09/01/2022		200	206

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		300	317

Penske Truck Leasing Co. LP
3.375% due 02/01/2022		100	102

Ryder System, Inc.
2.450% due 09/03/2019		100	100

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021		1,300	1,350

Sky Ltd.
2.625% due 09/16/2019		100	100

Spectra Energy Partners LP
3.179% (US0003M + 0.700%) due 06/05/2020 ~		100	100

Sprint Spectrum Co. LLC
3.360% due 03/20/2023		56	56

Sunoco Logistics Partners Operations LP
4.400% due 04/01/2021		500	515

Telefonica Emisiones S.A.
5.877% due 07/15/2019		390	391

Textron, Inc.
3.095% (US0003M + 0.550%) due 11/10/2020 ~		3,650	3,650

Thermo Fisher Scientific, Inc.
3.600% due 08/15/2021		1,800	1,842

Time Warner Cable LLC
5.000% due 02/01/2020		480	486

TransCanada PipeLines Ltd.
3.800% due 10/01/2020		100	102

VMware, Inc.
3.900% due 08/21/2027		190	193

Volkswagen Group of America Finance LLC
2.450% due 11/20/2019		300	300

			47,474

SPECIALTY FINANCE 0.1%

CIMIC Group Ltd.
0.000% due 07/03/2019 (c)(g)	AUD	3,000	2,107

UTILITIES 2.1%

American Electric Power Co., Inc.
2.150% due 11/13/2020		$900	898

AT&T, Inc.
3.270% (US0003M + 0.750%) due 06/01/2021 ~		2,800	2,815
3.547% (US0003M + 0.950%) due 07/15/2021 ~		4,340	4,379
5.150% due 02/15/2050		1,540	1,697
5.300% due 08/15/2058		580	651

Consolidated Edison Co. of New York, Inc.
2.749% (US0003M + 0.400%) due 06/25/2021 ~		580	582

Duke Energy Corp.
3.028% (US0003M + 0.500%) due 05/14/2021 ~		5,690	5,706

Eversource Energy
2.900% due 10/01/2024		100	102

Iberdrola Finance Ireland DAC
5.000% due 09/11/2019		100	100

National Rural Utilities Cooperative Finance Corp.
2.694% (US0003M + 0.375%) due 06/30/2021 ~		400	401

NextEra Energy Capital Holdings, Inc.
2.835% (US0003M + 0.315%) due 09/03/2019 ~		3,520	3,521
2.921% (US0003M + 0.400%) due 08/21/2020 ~		3,570	3,569

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Petrobras Global Finance BV
5.299% due 01/27/2025		$5,785	$6,152
5.999% due 01/27/2028		540	575
6.125% due 01/17/2022		212	227
6.625% due 01/16/2034	GBP	100	142

Plains All American Pipeline LP
2.600% due 12/15/2019		$100	100

Sempra Energy
2.860% (US0003M + 0.450%) due 03/15/2021 ~		1,550	1,544

Southern Power Co.
2.937% (US0003M + 0.550%) due 12/20/2020 ~		1,640	1,641

Sprint Communications, Inc.
7.000% due 03/01/2020		2,900	2,980

Sprint Corp.
7.250% due 09/15/2021		100	106

			37,888

Total Corporate Bonds & Notes (Cost $167,039)			170,256

MUNICIPAL BONDS & NOTES 0.0%

WEST VIRGINIA 0.0%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047		615	621

Total Municipal Bonds & Notes (Cost $588)			621

U.S. GOVERNMENT AGENCIES 22.3%

Fannie Mae
2.554% due 08/25/2034 •		29	28
2.570% due 12/25/2036 •		29	28
2.754% due 07/25/2037 - 05/25/2042 •		45	45
2.804% due 03/25/2049 •		9,007	8,987
2.844% due 05/25/2036 •		10	10
3.682% due 07/01/2044 - 09/01/2044 •		24	24
4.222% due 10/01/2035 •		36	37
4.393% due 05/25/2035		184	194

Fannie Mae UMBS, TBA
3.500% due 08/01/2049 - 09/01/2049		178,040	200,722
4.000% due 07/01/2049 - 08/01/2049		164,500	169,960

Freddie Mac
2.534% due 08/25/2031 •		31	31
2.836% due 07/15/2044 •		2,887	2,868
2.844% due 08/15/2033 - 09/15/2042 •		5,584	5,607
3.488% due 02/25/2045 •		552	551
3.704% due 10/25/2044 •		1,803	1,822
4.626% due 12/01/2035 •		24	25
4.765% due 01/01/2034 •		54	57

Ginnie Mae
2.783% due 02/20/2049 •		9,176	9,169
3.030% due 08/20/2068 •		3,717	3,648
3.629% due 04/20/2067 •		2,609	2,658

NCUA Guaranteed Notes
2.869% due 10/07/2020 •		838	839
2.979% due 12/08/2020 •		2,413	2,421

Small Business Administration
6.020% due 08/01/2028		359	389

Total U.S. Government Agencies (Cost $409,555)			410,120

U.S. TREASURY OBLIGATIONS 102.6%

U.S. Treasury Bonds
3.000% due 02/15/2048		140	153

U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2021 (i)(k)		219,771	217,763
0.125% due 01/15/2022		13,422	13,341
0.125% due 04/15/2022 (i)(k)		105,065	104,260

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.125% due 07/15/2022	$32,738	$32,648
0.125% due 01/15/2023	21,531	21,415
0.125% due 07/15/2024 (m)	85	85
0.125% due 07/15/2026	47,902	47,600
0.250% due 01/15/2025 (i)	94,530	94,674
0.375% due 07/15/2023	54,825	55,287
0.375% due 07/15/2025	44,537	45,046
0.375% due 01/15/2027	39,093	39,381
0.375% due 07/15/2027	23,491	23,720
0.500% due 01/15/2028 (i)	60,574	61,592
0.625% due 07/15/2021 (k)(m)	8,140	8,191
0.625% due 01/15/2024	3,343	3,402
0.625% due 01/15/2026 (i)	202,303	207,242
0.625% due 02/15/2043	4,523	4,389
0.750% due 07/15/2028	12,835	13,380
0.750% due 02/15/2042	13,399	13,463
0.750% due 02/15/2045	57,389	56,854
0.875% due 01/15/2029	5,960	6,277
0.875% due 02/15/2047	36,882	37,634
1.000% due 02/15/2046	29,257	30,700
1.000% due 02/15/2048	14,606	15,386
1.000% due 02/15/2049	2,356	2,494
1.375% due 01/15/2020	61,627	61,505
1.375% due 02/15/2044 (i)	64,747	73,578
1.750% due 01/15/2028 (i)	74,124	83,144
2.000% due 01/15/2026	47,726	53,127
2.125% due 02/15/2040	41,126	52,698
2.125% due 02/15/2041	4,445	5,731
2.375% due 01/15/2025 (i)	120,814	135,051
2.375% due 01/15/2027	18,219	21,051
2.500% due 01/15/2029 (i)	74,161	89,264
3.375% due 04/15/2032	11,423	15,664
3.625% due 04/15/2028	40,033	51,421
3.875% due 04/15/2029 (i)	64,049	85,798

U.S. Treasury Notes
2.125% due 03/31/2024 (i)	3,670	3,730
2.750% due 02/15/2024	770	804

Total U.S. Treasury Obligations (Cost $1,856,310)		1,888,943

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.9%

Adjustable Rate Mortgage Trust
4.641% due 05/25/2036 ^~	141	139

Alliance Bancorp Trust
2.644% due 07/25/2037 •	949	867

American Home Mortgage Investment Trust
4.044% due 09/25/2045 •	93	94

Banc of America Funding Trust
2.823% due 07/20/2036 •	42	42
4.648% due 01/20/2047 ^~	197	192
4.753% due 02/20/2036 ~	236	236

Banc of America Mortgage Trust
4.479% due 02/25/2036 ^~	222	210
4.715% due 06/25/2035 ~	47	46

Bear Stearns Adjustable Rate Mortgage Trust
4.260% due 02/25/2036 ^~	65	62
4.333% due 07/25/2036 ^~	277	268
4.351% due 01/25/2035 ~	177	177
4.376% due 03/25/2035 ~	216	220
4.730% due 10/25/2035 •	391	402

Bear Stearns ALT-A Trust
4.253% due 03/25/2036 ^~	378	324
4.294% due 09/25/2035 ^~	973	821

Chase Mortgage Finance Trust
4.493% due 02/25/2037 ~	20	20

ChaseFlex Trust
6.000% due 02/25/2037 ^	363	255

Chevy Chase Funding LLC Mortgage-Backed Certificates
2.684% due 01/25/2035 •	8	7

Citigroup Mortgage Loan Trust
3.258% due 04/25/2066 «~	700	700
4.291% due 09/25/2037 ^~	529	516
4.626% due 03/25/2037 ^~	2,619	2,607
4.810% due 05/25/2035 •	15	16
4.980% due 03/25/2036 ^•	381	385

Citigroup Mortgage Loan Trust, Inc.
4.200% due 09/25/2035 •	11	10
5.500% due 08/25/2034	59	60

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Civic Mortgage LLC
4.349% due 11/25/2022 þ		$1,131	$1,131

Countrywide Alternative Loan Trust
2.514% due 06/25/2046 •		106	103
2.563% due 02/20/2047 ^•		402	319
2.584% due 05/25/2047 •		107	104
2.594% due 09/25/2046 ^•		3,028	2,790
2.684% due 12/25/2035 •		24	24
3.504% due 12/25/2035 •		71	66
6.000% due 03/25/2037 ^		4,119	2,953
6.000% due 04/25/2037		531	536

Countrywide Home Loan Mortgage Pass-Through Trust
3.675% due 05/20/2036 ^~		75	72
5.500% due 08/25/2035 ^		58	55
6.000% due 04/25/2036		474	394
6.000% due 03/25/2037 ^		1,409	1,209

Credit Suisse Mortgage Capital Certificates
3.830% due 08/26/2058		792	802
5.056% due 10/26/2036 ~		242	221

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
2.504% due 10/25/2036 ^•		10	8

Eurosail PLC
1.739% due 06/13/2045 •	GBP	2,384	3,008

First Horizon Alternative Mortgage Securities Trust
4.391% due 06/25/2034 ~		$139	140
6.000% due 02/25/2037 ^		404	301

First Horizon Mortgage Pass-Through Trust
4.518% due 08/25/2035 ~		200	168

Great Hall Mortgages PLC
0.911% due 03/18/2039 •	GBP	112	140
0.931% due 06/18/2038 •		106	132

GreenPoint Mortgage Funding Trust
2.584% due 09/25/2046 •		$380	362
2.844% due 06/25/2045 •		201	191
2.944% due 11/25/2045 •		135	119

GS Mortgage Securities Trust
4.592% due 08/10/2043		5,800	5,874

GSR Mortgage Loan Trust
4.431% due 12/25/2034 ~		249	254
4.500% due 09/25/2035 ~		159	164
4.664% due 07/25/2035 ~		190	194
4.813% due 01/25/2035 ~		86	88

HarborView Mortgage Loan Trust
2.723% due 06/20/2035 •		72	72
2.830% due 05/19/2035 •		57	56
2.950% due 02/19/2036 •		123	104

IndyMac Mortgage Loan Trust
2.684% due 07/25/2035 •		216	196
3.184% due 05/25/2034 •		22	21
4.290% due 12/25/2034 ~		80	81
4.669% due 11/25/2035 ^~		195	198

JPMorgan Mortgage Trust
3.722% due 07/27/2037 ~		501	513
4.321% due 08/25/2035 ^~		145	142
4.347% due 09/25/2035 ~		40	40
4.491% due 07/25/2035 ~		103	106
4.536% due 07/25/2035 ~		255	265
4.635% due 08/25/2035 ~		151	154
4.724% due 02/25/2035 ~		131	133

MASTR Adjustable Rate Mortgages Trust
4.663% due 11/21/2034 ~		111	116

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
3.094% due 11/15/2031 •		78	79

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.834% due 12/15/2030 •		95	93

Merrill Lynch Mortgage Investors Trust
2.654% due 11/25/2035 •		87	84
3.996% due 12/25/2035 ~		106	99

Morgan Stanley Mortgage Loan Trust
4.485% due 06/25/2036 ~		223	231

Residential Accredit Loans, Inc. Trust
2.704% due 08/25/2035 •		83	75

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	15

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Asset Securitization Trust
2.804% due 05/25/2035 •		$704	$591
6.500% due 09/25/2036 ^		266	182

Residential Funding Mortgage Securities, Inc. Trust
6.000% due 06/25/2037 ^		239	235

Sequoia Mortgage Trust
2.583% due 07/20/2036 •		559	545
3.090% due 10/19/2026 •		23	23

Structured Adjustable Rate Mortgage Loan Trust
3.904% due 01/25/2035 ^•		77	75
4.329% due 08/25/2035 ~		98	99
4.424% due 12/25/2034 ~		8	8
4.566% due 02/25/2034 ~		92	93

Structured Asset Mortgage Investments Trust
2.594% due 06/25/2036 •		64	64
2.614% due 04/25/2036 •		254	249
2.640% due 07/19/2035 •		558	554
3.050% due 10/19/2034 •		50	50

Swan Trust
2.505% due 04/25/2041 •	AUD	94	66

Towd Point Mortgage Funding PLC
1.855% due 10/20/2051 •	GBP	7,400	9,433

Vornado DP LLC Trust
4.004% due 09/13/2028		$6,300	6,394

WaMu Mortgage Pass-Through Certificates Trust
2.595% due 07/25/2046 •		483	465
2.595% due 11/25/2046 •		72	73
3.234% due 01/25/2047 •		465	479
3.274% due 05/25/2047 •		298	284
3.292% due 12/25/2046 •		69	69
3.504% due 02/25/2046 •		101	103
3.704% due 11/25/2042 •		13	13
3.884% due 08/25/2035 ~		26	26
4.062% due 12/25/2035 ~		95	94

Wells Fargo Mortgage-Backed Securities Trust
4.856% due 09/25/2034 ~		24	25

Total Non-Agency Mortgage-Backed Securities (Cost $52,667)			53,748

ASSET-BACKED SECURITIES 7.0%

ACE Securities Corp. Home Equity Loan Trust
2.604% due 03/25/2037 •		454	271

Adagio CLO Ltd.
0.660% due 10/15/2029 •	EUR	500	571

Argent Mortgage Loan Trust
2.884% due 05/25/2035 •		$761	735

Argent Securities Trust
2.564% due 05/25/2036 •		132	50

Atrium Corp.
3.422% due 04/22/2027 •		2,000	1,995

Babson Euro CLO BV
0.509% due 10/25/2029 •	EUR	600	680

Bayview Opportunity Master Fund Trust
3.475% due 06/28/2034 «þ		$200	200

Benefit Street Partners CLO Ltd.
3.381% due 07/18/2027 •		1,100	1,098

Black Diamond CLO Designated Activity Co.
0.650% due 10/03/2029 •	EUR	1,660	1,890
3.646% due 10/03/2029 •		$1,120	1,123

Brookside Mill CLO Ltd.
3.408% due 01/17/2028 •		2,130	2,120

Carlyle Global Market Strategies Euro CLO DAC
0.730% due 09/21/2029 •	EUR	300	341

Catamaran CLO Ltd.
3.432% due 01/27/2028 •		$4,450	4,432

CIFC Funding Ltd.
3.377% due 04/15/2027 •		4,550	4,548

CIT Mortgage Loan Trust
3.780% due 10/25/2037 •		538	546

Citigroup Mortgage Loan Trust
2.484% due 01/25/2037 •		120	86

Citigroup Mortgage Loan Trust, Inc.
2.654% due 06/25/2037 •		5,075	5,081

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

College Loan Corp. Trust
2.830% due 01/25/2024 •		$800	$782

CoreVest American Finance Trust
2.968% due 10/15/2049		603	606

Countrywide Asset-Backed Certificates
2.594% due 11/25/2037 •		4,896	4,728
2.654% due 03/25/2037 •		1,260	1,206
3.871% due 04/25/2036 ~		2	2

Countrywide Asset-Backed Certificates Trust
3.144% due 08/25/2047 •		258	256

Credit-Based Asset Servicing & Securitization LLC
2.624% due 07/25/2037 •		995	676
3.454% due 05/25/2035 •		386	390

Credit-Based Asset Servicing & Securitization Trust
2.464% due 11/25/2036 •		67	41

CVP Cascade CLO Ltd.
3.751% due 01/16/2026 •		386	386

Equity One Mortgage Pass-Through Trust
3.004% due 04/25/2034 •		76	70

First Franklin Mortgage Loan Trust
2.874% due 11/25/2036 •		2,400	2,177

Flagship Ltd.
3.712% due 01/20/2026 •		870	871

Fremont Home Loan Trust
2.539% due 10/25/2036 •		1,017	958

GSAA Trust
6.220% due 03/25/2046 þ		427	344

GSAMP Trust
2.474% due 12/25/2036 •		82	48
3.139% due 09/25/2035 ^•		84	85
3.379% due 03/25/2035 ^•		62	55

Halcyon Loan Advisors Funding Ltd.
3.512% due 04/20/2027 •		1,799	1,794

HSI Asset Securitization Corp. Trust
2.454% due 10/25/2036 •		6	3

IndyMac Mortgage Loan Trust
2.474% due 07/25/2036 •		679	305

Jamestown CLO Ltd.
3.287% due 07/15/2026 •		1,919	1,914
3.808% due 01/17/2027 •		4,947	4,953

Jubilee CLO BV
0.482% due 12/15/2029 •	EUR	2,400	2,722
0.530% due 07/12/2028 •		1,100	1,251

KVK CLO Ltd.
3.697% due 01/14/2028		$610	607

Legacy Mortgage Asset Trust
3.750% due 04/25/2059 þ		687	701

Lehman ABS Manufactured Housing Contract Trust
7.170% due 04/15/2040 ^~		1,281	940

Lehman XS Trust
2.564% due 05/25/2036 •		1,358	1,385
5.354% due 06/25/2036 þ		751	778

LoanCore Issuer Ltd.
3.524% due 05/09/2036 •		2,700	2,710

Long Beach Mortgage Loan Trust
2.524% due 08/25/2036 •		1,244	649

Marathon CLO Ltd.
3.392% due 11/21/2027 •		1,530	1,524

Marlette Funding Trust
2.690% due 09/17/2029 (b)		800	800

MASTR Asset-Backed Securities Trust
2.904% due 10/25/2035 ^•		74	71

Merrill Lynch Mortgage Investors Trust
2.484% due 09/25/2037 •		23	13
2.524% due 02/25/2037 •		301	131

Morgan Stanley IXIS Real Estate Capital Trust
2.454% due 11/25/2036 •		10	5

Navient Student Loan Trust
3.554% due 03/25/2066 •		2,878	2,892

NovaStar Mortgage Funding Trust
3.109% due 01/25/2036 •		2,025	2,024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

OCP CLO Ltd.
3.397% due 07/15/2027 •		$2,000	$1,996
3.406% due 10/26/2027 •		1,850	1,847
3.438% due 04/17/2027 •		1,400	1,399

OHA Credit Partners Ltd.
3.771% due 10/20/2025		2,044	2,045

Park Place Securities, Inc.
2.874% due 09/25/2035 •		2,760	2,780

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.894% due 09/25/2035 •		775	775
3.454% due 10/25/2034 •		3,850	3,922

RAAC Trust
2.744% due 08/25/2036 •		535	541

Renaissance Home Equity Loan Trust
3.164% due 12/25/2032 •		62	62

Residential Asset Mortgage Products Trust
2.624% due 10/25/2034 •		19	19

Residential Asset Securities Corp. Trust
2.634% due 06/25/2036 •		5,000	4,878

Saxon Asset Securities Trust
2.714% due 09/25/2047 •		941	918

Securitized Asset-Backed Receivables LLC Trust
2.550% due 12/25/2036 ^		301	101
2.554% due 07/25/2036 •		241	134
2.564% due 07/25/2036 •		3,407	1,776

SLM Private Education Loan Trust
1.850% due 06/17/2030		273	273
4.644% due 06/16/2042 •		1,210	1,224

SLM Student Loan Trust
0.000% due 01/25/2024 •	EUR	1,045	1,189
0.000% due 06/17/2024 •		280	318
3.130% due 10/25/2064 •		$3,000	2,961
4.080% due 04/25/2023 •		2,649	2,680

SoFi Professional Loan Program LLC
2.050% due 01/25/2041		1,649	1,646

Sound Point CLO Ltd.
3.472% due 07/20/2027 •		1,000	1,001

Soundview Home Loan Trust
2.464% due 11/25/2036 •		46	20
2.584% due 07/25/2037 •		1,197	1,106
2.604% due 06/25/2037 •		2,050	1,536

SpringCastle Funding Asset-Backed
3.200% due 05/27/2036		4,940	4,999

Structured Asset Securities Corp. Mortgage Loan Trust
3.940% due 04/25/2035 •		203	201

THL Credit Wind River CLO Ltd.
0.000% due 01/15/2026 •(b)		1,900	1,900
3.467% due 10/15/2027 •		400	399

Tralee CLO Ltd.
3.622% due 10/20/2027 •		2,600	2,600

Venture CLO Ltd.
3.417% due 04/15/2027 •		5,680	5,672
3.477% due 07/15/2027 •		2,200	2,202

Voya CLO Ltd.
3.300% due 07/25/2026 •		3,009	3,006

Z Capital Credit Partners CLO Ltd.
3.551% due 07/16/2027 •		3,610	3,604

Total Asset-Backed Securities (Cost $127,272)			129,350

SOVEREIGN ISSUES 12.0%

Argentina Government International Bond
40.244% (BADLARPP) due 10/04/2022 ~	ARS	300	11
52.006% (BADLARPP + 2.000%) due 04/03/2022 ~(a)		16,489	334
53.892% (BADLARPP + 3.250%) due 03/01/2020 ~(a)		200	5
63.705% (ARLLMONP) due 06/21/2020 ~(a)		105,016	2,413

Australia Government International Bond
1.250% due 02/21/2022 (d)	AUD	6,912	5,040
3.000% due 09/20/2025 (d)		11,051	9,269

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Autonomous Community of Catalonia
4.950% due 02/11/2020	EUR	960	$1,123

Brazil Letras do Tesouro Nacional
0.000% due 01/01/2020 (c)	BRL	6,240	1,577

Canadian Government Real Return Bond
4.250% due 12/01/2026 (d)	CAD	5,822	5,817

France Government International Bond
1.100% due 07/25/2022 (d)	EUR	2,951	3,620
1.850% due 07/25/2027 (d)		2,237	3,183
2.100% due 07/25/2023 (d)		17,095	22,186
2.250% due 07/25/2020 (d)		10,086	11,893

Italy Buoni Poliennali Del Tesoro
1.650% due 04/23/2020 (d)		963	1,109
2.100% due 09/15/2021 (d)		170	203
2.350% due 09/15/2024 (d)		5,026	6,162

Japan Government International Bond
0.100% due 03/10/2028 (d)	JPY	1,100,824	10,665
0.100% due 03/10/2029 (d)		220,651	2,138

Mexico Government International Bond
7.750% due 05/29/2031	MXN	53,861	2,842

New Zealand Government International Bond
2.000% due 09/20/2025 (d)	NZD	6,896	5,064
3.000% due 09/20/2030 (d)		15,322	12,981

Peru Government International Bond
5.940% due 02/12/2029	PEN	5,300	1,757

Qatar Government International Bond
3.875% due 04/23/2023		$2,000	2,100

Saudi Government International Bond
4.000% due 04/17/2025		3,170	3,379

United Kingdom Gilt
0.125% due 03/22/2026 (d)	GBP	11,714	17,756
0.125% due 08/10/2028 (d)		11,009	17,667
1.250% due 11/22/2027 (d)		23,322	40,060
1.875% due 11/22/2022 (d)		21,237	31,398

Total Sovereign Issues (Cost $225,657)			221,752

SHORT-TERM INSTRUMENTS 2.2%

CERTIFICATES OF DEPOSIT 0.6%

Barclays Bank PLC
2.980% (US0003M + 0.400%) due 10/25/2019 ~		$11,400	11,411

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COMMERCIAL PAPER 1.5%

Bank of Montreal
1.787% due 07/22/2019	CAD	600	$458
1.797% due 07/19/2019		400	305
1.800% due 07/24/2019		100	76
1.802% due 07/26/2019		400	305
1.806% due 07/31/2019		3,500	2,668

Bank of Nova Scotia
1.773% due 07/22/2019		900	687
1.775% due 07/23/2019		100	76
1.775% due 07/25/2019		400	305
1.781% due 07/26/2019		100	76
1.785% due 07/22/2019		900	687

Broadcom, Inc.
2.830% due 07/18/2019		$500	499
2.870% due 07/16/2019		250	250
2.910% due 07/09/2019		2,200	2,198

Campbell Soup Co.
2.980% due 07/15/2019		300	300

Crown Castle International Corp.
2.800% due 07/17/2019		400	399

Enable Midstream Partners LP
3.150% due 07/25/2019		600	599

Encana Corp.
3.120% due 07/08/2019		300	300
3.200% due 08/01/2019		900	898

Energy Transfer Partners LP
3.040% due 07/08/2019		1,900	1,899

HSBC Bank Canada
1.827% due 07/24/2019	CAD	900	686
1.828% due 07/25/2019		300	229
1.828% due 07/26/2019		600	458
1.854% due 07/11/2019		3,900	2,976

Royal Bank Of Canada
1.765% due 07/02/2019		1,200	916
1.773% due 07/22/2019		500	381
1.777% due 07/25/2019		400	305
1.777% due 07/26/2019		1,500	1,144
1.795% due 07/31/2019		2,000	1,525

Royal Caribbean Cruise
2.750% due 08/07/2019		$600	598
2.850% due 07/30/2019		250	249
2.900% due 07/11/2019		250	250
2.970% due 07/01/2019		300	300

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Toronto-Dominion Bank
1.765% due 07/02/2019	CAD	1,900	$1,451
1.787% due 07/22/2019		800	610
1.788% due 07/24/2019		900	686
1.792% due 07/16/2019		200	153
1.792% due 07/26/2019		200	153
1.795% due 07/19/2019		800	610

			26,665

REPURCHASE AGREEMENTS (h) 0.1%
			2,351

Total Short-Term Instruments (Cost $40,310)			40,427

Total Investments in Securities (Cost $2,879,475)			2,915,294

		SHARES
INVESTMENTS IN AFFILIATES 0.3%

SHORT-TERM INSTRUMENTS 0.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.3%

PIMCO Short-Term Floating NAV Portfolio III		504,533	4,991

Total Short-Term Instruments (Cost $4,991)			4,991

Total Investments in Affiliates (Cost $4,991)			4,991

Total Investments 158.6% (Cost $2,884,466)			$2,920,285

Financial Derivative Instruments (j)(l) (0.1)%
(Cost or Premiums, net $(3,498))			(1,638)

Other Assets and Liabilities, net (58.5)%			(1,077,471)

Net Assets 100.0%			$1,841,176

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.
(c)	Zero coupon security.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
CIMIC Group Ltd.	4.500%	07/03/2019	12/19/2018	$2,130	$2,107	0.11%

				$2,130	$2,107	0.11%

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	17

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	06/28/2019	07/01/2019	$2,351	U.S. Treasury Notes 2.250% due 03/31/2021	$(2,401)	$2,351	$2,351

Total Repurchase Agreements						$(2,401)	$2,351	$2,351

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
BPG	2.540%	06/26/2019	08/26/2019	$(7,881)	$(7,884)
	2.570	05/06/2019	08/06/2019	(53,707)	(53,923)
	2.570	05/06/2019	08/06/2019	(53,707)	(53,922)
	2.570	05/06/2019	08/06/2019	(53,707)	(53,922)
	2.570	05/06/2019	08/06/2019	(752)	(755)
	2.580	06/13/2019	07/25/2019	(8,996)	(9,008)
	2.590	04/15/2019	07/15/2019	(23,397)	(23,526)
	2.600	04/16/2019	07/16/2019	(3,474)	(3,493)
	2.610	04/25/2019	07/16/2019	(42,016)	(42,220)
	2.610	04/25/2019	07/16/2019	(51,441)	(51,691)
	2.610	04/25/2019	07/16/2019	(29,767)	(29,912)
	2.610	04/25/2019	07/16/2019	(52,901)	(53,158)
	2.610	04/25/2019	07/16/2019	(52,901)	(53,158)
	2.610	04/25/2019	07/16/2019	(52,901)	(53,158)
	2.610	04/25/2019	07/16/2019	(74,719)	(75,082)
	2.610	04/25/2019	07/16/2019	(58,475)	(58,759)
	2.610	04/25/2019	07/16/2019	(52,770)	(53,026)
	2.610	04/25/2019	07/16/2019	(2,005)	(2,015)
	2.610	06/12/2019	07/24/2019	(865)	(866)
	2.620	06/13/2019	07/25/2019	(9,555)	(9,567)
	2.660	06/10/2019	07/10/2019	(10,319)	(10,335)
	2.660	06/11/2019	07/10/2019	(9,449)	(9,463)
MSC	2.750	07/01/2019	07/02/2019	(17,162)	(17,162)
	2.750	07/01/2019	07/02/2019	(52,810)	(52,810)
	2.750	07/01/2019	07/02/2019	(52,429)	(52,429)
	2.750	07/01/2019	07/02/2019	(70,406)	(70,406)
	2.750	07/01/2019	07/02/2019	(10,472)	(10,471)
	2.750	07/01/2019	07/02/2019	(62,629)	(62,629)
UBS	2.600	04/26/2019	07/30/2019	(3,605)	(3,622)

Total Sale-Buyback Transactions					$(978,372)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (3.6)%
Fannie Mae UMBS, TBA	3.000%	08/01/2049	$65,300	$(65,668)	$(65,781)

Total Short Sales (3.6)%				$(65,668)	$(65,781)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
FICC	$2,351	$0	$0	$2,351	$(2,401)	$(50)

Master Securities Forward Transaction Agreement
BPG	0	0	(708,842)	(708,842)	716,938	8,096
BPS	0	0	0	0	(10,896)	(10,896)
MSC	0	0	(265,908)	(265,908)	264,214	(1,694)
UBS	0	0	(3,622)	(3,622)	3,689	67

Total Borrowings and Other Financing Transactions	$2,351	$0	$(978,372)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(807,966)	$(170,406)	$0	$(978,372)

Total Borrowings	$0	$(807,966)	$(170,406)	$0	$(978,372)

Payable for sale-buyback financing transactions					$(978,372)

(i)	Securities with an aggregate market value of $984,841 have been pledged as collateral under the terms of the above master agreements as of June 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2019 was $(719,721) at a weighted average interest rate of 2.633%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(1,060) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT U.S. Treasury 2-Year Note September 2019 Futures	$109.750	08/23/2019	18	$36	$0	$0
Call - CBOT U.S. Treasury 5-Year Note September 2019 Futures	128.250	08/23/2019	222	222	2	0
Put - CBOT U.S. Treasury 10-Year Note September 2019 Futures	112.500	08/23/2019	36	36	0	0
Call - CBOT U.S. Treasury 10-Year Note September 2019 Futures	145.500	08/23/2019	270	270	2	1
Call - CBOT U.S. Treasury 30-Year Bond September 2019 Futures	193.000	08/23/2019	242	242	2	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond September 2019 Futures	112.000	08/23/2019	80	80	1	0
Call - CBOT U.S. Treasury Ultra Long-Term Bond September 2019 Futures	230.000	08/23/2019	79	79	1	0

Total Purchased Options					$8	$1

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note August 2019 Futures	$129.000	07/26/2019	96	$96	$(24)	$(25)

Total Written Options					$(24)	$(25)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 113.800 on Euro-Schatz Bond September 2019 Futures(1)	08/2019	3,295	$19	$(2)	$19	$(19)
Call Options Strike @ EUR 114.000 on Euro-Schatz Bond September 2019 Futures(1)	08/2019	644	4	(1)	4	(4)
Call Options Strike @ EUR 139.250 on Euro-Bobl September 2019 Futures(1)	08/2019	337	2	0	0	(1)
Call Options Strike @ EUR 150.000 on Euro-BTP 10-Year Bond September 2019 Futures(1)	08/2019	309	4	0	0	0
Call Options Strike @ EUR 177.000 on Euro-OAT France Government 10-Year Bond September 2019 Futures(1)	08/2019	387	4	(1)	0	0
Euro-Bund 10-Year Bond September Futures	09/2019	1,489	292,473	2,923	406	0
Put Options Strike @ EUR 129.500 on Euro-Bobl September 2019 Futures(1)	08/2019	250	1	0	0	0
Put Options Strike @ EUR 129.750 on Euro-Bobl September 2019 Futures(1)	08/2019	378	2	0	0	0
Put Options Strike @ EUR 154.500 on Euro-Bund 10-Year Bond September 2019 Futures(1)	08/2019	1,175	13	(1)	0	0
Put Options Strike @ EUR 159.000 on Euro-Bund 10-Year Bond September 2019 Futures(1)	08/2019	342	4	0	0	0
Put Options Strike @ EUR 160.500 on Euro-Bund 10-Year Bond September 2019 Futures(1)	08/2019	203	2	0	0	0
U.S. Treasury 10-Year Note September Futures	09/2019	723	92,521	427	22	0

				$3,345	$451	$(24)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	19

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Note September Futures	09/2019	85	$(6,862)	$(9)	$10	$(2)
Australia Government 10-Year Bond September Futures	09/2019	46	(4,639)	(53)	26	(9)
Call Options Strike @ EUR 169.500 on Euro-Bund 10-Year Bond August 2019 Futures(1)	07/2019	113	(425)	(282)	0	(28)
Call Options Strike @ EUR 170.000 on Euro-Bund 10-Year Bond August 2019 Futures(1)	07/2019	112	(363)	(227)	0	(27)
Call Options Strike @ EUR 134.500 on Euro-Bobl September 2019 Futures(1)	08/2019	266	(109)	(7)	0	(15)
Euro-Bobl September Futures	09/2019	71	(10,854)	(11)	0	(10)
Euro-BTP Italy Government Bond September Futures	09/2019	310	(47,315)	(1,759)	0	(229)
Euro-Buxl 30-Year Bond September Futures	09/2019	109	(25,148)	(695)	22	(22)
Euro-OAT France Government 10-Year Bond September Futures	09/2019	693	(129,919)	(2,938)	0	(189)
Euro-Schatz September Futures	09/2019	4,018	(513,015)	(504)	0	(137)
Japan Government 10-Year Bond September Futures	09/2019	7	(9,989)	(19)	3	(7)
Put Options Strike @ EUR 112.100 on Euro-Schatz Bond September 2019 Futures(1)	08/2019	842	(34)	42	5	0
Put Options Strike @ EUR 169.500 on Euro-Bund 10-Year Bond August 2019 Futures(1)	07/2019	113	(9)	126	2	0
Put Options Strike @ EUR 170.000 on Euro-Bund 10-Year Bond August 2019 Futures(1)	07/2019	112	(14)	111	4	0
U.S. Treasury 2-Year Note September Futures	09/2019	21	(4,519)	(29)	1	0
U.S. Treasury 5-Year Note September Futures	09/2019	297	(35,092)	(462)	0	0
U.S. Treasury 30-Year Bond September Futures	09/2019	311	(48,390)	(1,739)	39	0
U.S. Treasury Ultra Long-Term Bond September Futures	09/2019	106	(18,822)	(164)	19	0
United Kingdom Long Gilt September Futures	09/2019	442	(73,140)	(341)	140	0

				$(8,960)	$271	$(675)

Total Futures Contracts				$(5,615)	$722	$(699)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2019(4)	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.173%	EUR	720	$12	$(2)	$10	$0	$0
Deutsche Bank AG	1.000	Quarterly	12/20/2019	0.597		300	1	0	1	0	0
General Electric Co.	1.000	Quarterly	12/20/2020	0.244	$	400	(11)	16	5	0	0
General Electric Co.	1.000	Quarterly	12/20/2023	0.809		800	(45)	52	7	0	0

							$(43)	$66	$23	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(3)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
								Asset	Liability
CDX.HY-31 5-Year Index	(5.000)%	Quarterly	12/20/2023	$16,005	$(936)	$(396)	$(1,332)	$0	$(14)
CDX.HY-32 5-Year Index	(5.000)	Quarterly	06/20/2024	6,300	(478)	(5)	(483)	0	(6)

					$(1,414)	$(401)	$(1,815)	$0	$(20)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.000%	Annual	12/15/2047	$	7,800	$17	$(46)	$(29)	$69	$0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.428	Annual	12/20/2047		1,600	4	(165)	(161)	15	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.478	Annual	12/20/2047		3,877	21	(455)	(434)	36	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.499	Annual	12/20/2047		1,250	3	(149)	(146)	11	0
Receive	3-Month NZD-BBR	3.250	Semi-Annual	03/21/2028	NZD	11,800	36	(1,114)	(1,078)	12	0
Pay(7)	3-Month USD-LIBOR	1.849	Semi-Annual	02/24/2025	$	14,900	0	73	73	0	(15)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		540	(28)	13	(15)	1	0
Receive(7)	3-Month USD-LIBOR	1.850	Semi-Annual	07/27/2026		12,800	(20)	35	15	10	0
Receive(7)	3-Month USD-LIBOR	2.000	Semi-Annual	07/27/2026		57,120	1,190	(1,522)	(332)	47	0
Receive(7)	3-Month USD-LIBOR	2.400	Semi-Annual	12/07/2026		8,500	96	(285)	(189)	7	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		2,200	(62)	79	17	3	0
Receive(7)	3-Month USD-LIBOR	3.100	Semi-Annual	04/17/2028		44,390	(134)	(1,910)	(2,044)	34	0
Receive	3-Month USD-LIBOR	2.720	Semi-Annual	07/18/2028		500	6	(42)	(36)	1	0

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	2.765%	Semi-Annual	07/18/2028	$	5,900	$68	$(520)	$(452)	$9	$0
Receive(7)	3-Month USD-LIBOR	3.134	Semi-Annual	09/13/2028		36,330	0	(1,640)	(1,640)	29	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		786	40	(128)	(88)	5	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		1,610	192	(284)	(92)	9	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2048		1,900	51	(267)	(216)	12	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048		9,000	537	(2,066)	(1,529)	58	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027	JPY	400,000	(7)	(100)	(107)	0	(3)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		118,480	(2)	(30)	(32)	0	(1)
Pay	CPTFEMU	1.535	Maturity	03/15/2028	EUR	2,900	0	163	163	0	(10)
Pay	CPTFEMU	1.620	Maturity	05/15/2028		4,980	0	329	329	0	(17)
Pay	CPTFEMU	1.946	Maturity	03/15/2048		1,240	4	317	321	0	(9)
Pay	CPTFEMU	1.945	Maturity	11/15/2048		930	0	244	244	0	(2)
Pay	CPTFEMU	1.950	Maturity	11/15/2048		1,600	5	419	424	0	(4)
Receive	CPURNSA	2.168	Maturity	07/15/2020	$	10,900	0	(62)	(62)	2	0
Receive	CPURNSA	2.027	Maturity	11/23/2020		10,200	0	(27)	(27)	0	(10)
Receive	CPURNSA	2.021	Maturity	11/25/2020		9,700	0	(25)	(25)	0	(10)
Receive	CPURNSA	1.875	Maturity	03/14/2021		7,700	0	(13)	(13)	0	(10)
Receive	CPURNSA	1.550	Maturity	07/26/2021		7,200	244	(98)	146	0	0
Receive	CPURNSA	1.603	Maturity	09/12/2021		5,560	168	(80)	88	0	(1)
Receive	CPURNSA	2.069	Maturity	07/15/2022		3,700	0	(32)	(32)	0	(2)
Receive	CPURNSA	2.500	Maturity	07/15/2022		30,300	(2,696)	(525)	(3,221)	0	(14)
Receive	CPURNSA	2.210	Maturity	02/05/2023		20,900	0	(413)	(413)	0	(14)
Receive	CPURNSA	2.263	Maturity	04/27/2023		14,090	(2)	(365)	(367)	0	(6)
Receive	CPURNSA	2.263	Maturity	05/09/2023		3,250	0	(83)	(83)	0	(2)
Receive	CPURNSA	2.281	Maturity	05/10/2023		4,970	0	(140)	(140)	0	(11)
Pay	CPURNSA	2.379	Maturity	07/09/2028		3,700	(2)	193	191	4	0
Pay	CPURNSA	2.165	Maturity	04/16/2029		18,000	0	413	413	21	0
Pay	CPURNSA	1.954	Maturity	06/03/2029		6,450	0	19	19	8	0
Receive	FRCPXTOB	1.000	Maturity	04/15/2020	EUR	950	0	(3)	(3)	0	0
Receive	FRCPXTOB	1.160	Maturity	08/15/2020		430	0	(4)	(4)	0	0
Receive	FRCPXTOB	1.345	Maturity	06/15/2021		3,900	0	(59)	(59)	4	0
Receive	FRCPXTOB	1.030	Maturity	03/15/2024		14,700	(7)	(132)	(139)	27	0
Pay	FRCPXTOB	1.910	Maturity	01/15/2038		450	4	75	79	0	(3)
Pay	UKRPI	3.400	Maturity	06/15/2030	GBP	4,400	156	(143)	13	14	0
Pay	UKRPI	3.325	Maturity	08/15/2030		18,600	132	(576)	(444)	47	0
Pay	UKRPI	3.470	Maturity	09/15/2032		16,010	0	(285)	(285)	35	0
Pay	UKRPI	3.500	Maturity	09/15/2033		770	1	(14)	(13)	1	0
Pay	UKRPI	3.579	Maturity	10/15/2033		1,390	0	17	17	2	0
Pay	UKRPI	3.572	Maturity	05/15/2034		880	0	(15)	(15)	1	0
Pay	UKRPI	3.358	Maturity	04/15/2035		2,700	(60)	(2)	(62)	5	0
Pay	UKRPI	3.580	Maturity	06/15/2039		1,630	2	(4)	(2)	0	(1)
Pay	UKRPI	3.590	Maturity	06/15/2039		1,740	0	5	5	0	(1)
Pay	UKRPI	3.600	Maturity	06/15/2039		6,440	(2)	45	43	0	(3)

							$(45)	$(11,384)	$(11,429)	$539	$(149)

Total Swap Agreements							$(1,502)	$(11,719)	$(13,221)	$539	$(169)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value		Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options		Futures		Swap Agreements		Total
Total Exchange-Traded or Centrally Cleared	$1	$722	$539	$1,262		$(25)		$(699)		$(169)	$ (893)

(k)

Securities with an aggregate market value of $12,509 and cash of $4,576 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)	Future styled option.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	21

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

						Unrealized Appreciation/ (Depreciation)
Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received	Asset	Liability
BOA	07/2019		$14,482	AUD	20,737	$77	$0
	07/2019		5,679	CAD	7,469	25	0
	07/2019		1,215	GBP	956	0	(1)
	08/2019	AUD	20,737		$14,497	0	(78)
	08/2019	CAD	7,469		5,683	0	(25)
	09/2019	KRW	1,485,057		1,289	3	0
	09/2019	SGD	6,217		4,542	0	(58)
	09/2019		$8,714	IDR	128,321,435	281	0

BPS	07/2019	CAD	3,700		$2,811	0	(15)
	07/2019	EUR	1,869		2,096	0	(29)
	07/2019	GBP	15,724		20,045	76	0
	07/2019	JPY	153,400		1,435	12	0
	07/2019		$332	ARS	16,558	47	0
	07/2019		2,931	CAD	3,900	47	0
	07/2019		947	EUR	839	7	0
	07/2019		121,554	GBP	95,836	153	0
	07/2019		17,864	NZD	26,782	128	0
	08/2019	GBP	95,836		$121,740	0	(156)
	08/2019	NZD	26,782		17,876	0	(129)
	08/2019		$146	ARS	6,514	0	(1)
	09/2019	KRW	9,215,920		$7,773	0	(207)
	10/2019	PEN	5,663		1,682	0	(31)

BRC	08/2019	MXN	35,241		1,774	0	(49)
	08/2019		$7,933	BRL	30,475	0	(19)

CBK	07/2019	AUD	20,629		$14,281	0	(201)
	07/2019	CAD	3,771		2,834	0	(46)
	07/2019	JPY	1,159,700		10,666	7	(98)
	07/2019		$147	ARS	7,173	14	0
	07/2019		76,490	EUR	67,303	40	0
	08/2019	EUR	66,965		$76,300	0	(42)
	08/2019		$8,131	RUB	534,467	272	0
	09/2019	COP	6,460		$2	0	0
	09/2019		$526	COP	1,776,081	24	0

GLM	07/2019	CAD	500		$381	0	(1)
	07/2019	EUR	65,935		73,607	0	(1,368)
	07/2019	GBP	11,131		14,171	35	0
	08/2019		1,089	BRL	4,175	0	(4)
	10/2019	MXN	15,394		$792	3	0

HUS	07/2019	ARS	15,624		315	0	(37)
	07/2019	CAD	8,198		6,092	0	(168)
	07/2019		$173	ARS	8,664	23	0
	07/2019		1,083	RUB	71,880	52	0
	08/2019	JPY	112,000		$1,041	0	0
	09/2019	COP	14,138,400		4,395	18	0
	11/2019	TWD	163,693		5,229	0	(90)

JPM	07/2019	CAD	100		76	0	(1)
	07/2019	GBP	22,276		28,117	2	(175)
	08/2019		$110	MXN	2,137	0	0
	11/2019	TWD	52,595		$1,676	0	(33)
	01/2020	BRL	6,240		1,622	24	0

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

						Unrealized Appreciation/ (Depreciation)
Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received	Asset	Liability
MSB	09/2019		$145	INR	10,233	$2	$0

MYI	07/2019	CAD	9,100		$6,946	0	(7)
	07/2019	GBP	6,420		8,115	0	(38)
	07/2019	NZD	26,583		17,349	0	(509)
	07/2019		$4,494	ZAR	65,888	180	0

RYL	07/2019	CAD	2,500		$1,898	0	(12)
	09/2019	COP	14,929,500		4,625	3	0

SCX	07/2019	CAD	3,900		2,925	0	(53)
	07/2019	GBP	41,241		52,198	0	(175)
	11/2019	TWD	65,626		2,097	0	(35)

SSB	07/2019	AUD	108		75	0	(1)
	07/2019	CAD	2,800		2,125	0	(14)
	07/2019	NZD	199		132	0	(1)

TOR	07/2019	CAD	300		228	0	(1)
	09/2019		7,992	COP	26,981,114	362	0

UAG	07/2019	AUD	3,000		$2,141	34	0
	07/2019		$12,200	JPY	1,313,100	0	(21)
	08/2019	JPY	1,313,100		$12,228	20	0
	09/2019		$156	MYR	650	1	0

Total Forward Foreign Currency Contracts						$1,972	$(3,929)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-32 5-Year Index	Sell	0.850%	07/17/2019	5,000	$ (5)	$ 0
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	08/21/2019	3,800	(4)	(1)

BPS	Put - OTC CDX.IG-32 5-Year Index	Sell	1.000	08/21/2019	4,100	(4)	(1)
	Put - OTC CDX.IG-32 5-Year Index	Sell	1.000	09/18/2019	6,000	(9)	(1)

BRC	Put - OTC iTraxx Europe 31 5-Year Index	Sell	0.950	09/18/2019	9,800	(21)	(3)

CBK	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950	08/21/2019	3,900	(4)	(1)

CKL	Put - OTC iTraxx Europe 31 5-Year Index	Sell	1.050	09/18/2019	2,200	(3)	(1)

DUB	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950	09/18/2019	3,600	(4)	(1)
	Put - OTC CDX.IG-32 5-Year Index	Sell	1.000	09/18/2019	3,800	(6)	(1)

FBF	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	08/21/2019	4,200	(5)	(1)
	Put - OTC CDX.IG-32 5-Year Index	Sell	1.050	09/18/2019	1,700	(2)	0

GST	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400	09/18/2019	4,800	(8)	0
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	08/21/2019	7,300	(7)	(1)
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950	09/18/2019	5,400	(6)	(1)
	Put - OTC iTraxx Europe 30 5-Year Index	Sell	2.400	09/18/2019	1,500	(3)	0
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	1.000	09/18/2019	4,400	(7)	(1)

JPM	Put - OTC iTraxx Europe 31 5-Year Index	Sell	1.050	09/18/2019	2,100	(4)	(1)

MYC	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	08/21/2019	3,600	(4)	(1)

						$ (106)	$ (16)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(2)	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10]- (Final Index/Initial Index)] or 0	04/07/2020	32,000	$(286)	$0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10]- (Final Index/Initial Index)] or 0	09/29/2020	4,300	(56)	0

GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	8,600	(391)	(14)

JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	34,300	(250)	0
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	2,900	(20)	0
	Floor - OTC YOY CPURNSA	234.812	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020	33,100	(374)	0
	Floor - OTC YOY CPURNSA	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020	14,800	(273)	(7)

						$(1,650)	$(21)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	23

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor(3)	0.000%	10-Year USD-ISDA - 2-Year USD-ISDA	01/02/2020	120,100	$(93)	$(14)

Total Written Options						$(1,849)	$(51)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(4)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2019(6)	Notional Amount(7)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(8)
										Asset	Liability
BOA	Mexico Government International Bond	(1.000)%	Quarterly	12/20/2023	1.002%	$	3,150	$30	$(31)	$0	$(1)

BPS	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	1.002		3,250	32	(33)	0	(1)

BRC	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	1.002		200	2	(2)	0	0

GST	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	1.002		7,050	61	(62)	0	(1)

HUS	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	1.002		3,050	28	(29)	0	(1)

JPM	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	1.002		1,400	12	(12)	0	0

								$165	$(169)	$0	$(4)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(5)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(7)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(8)
									Asset	Liability
DUB	CMBX.NA.AAA.8 Index	0.500%	Monthly	10/17/2057	$	4,300	$(224)	$274	$50	$0

GST	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		1,400	(73)	89	16	0

							$(297)	$363	$66	$0

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	CPURNSA	1.570%	Maturity	11/23/2020	$	1,500	$0	$21	$21	$0

BRC	Receive	1-Year ILS-TELBOR	0.374	Annual	06/20/2020	ILS	14,310	0	(3)	0	(3)
	Pay	1-Year ILS-TELBOR	1.950	Annual	06/20/2028		3,080	0	43	43	0

DUB	Receive	1-Year ILS-TELBOR	0.414	Annual	06/20/2020		13,800	0	(4)	0	(4)
	Pay	1-Year ILS-TELBOR	2.100	Annual	06/20/2028		2,950	0	52	52	0

GLM	Receive	1-Year ILS-TELBOR	0.290	Annual	02/16/2020		27,210	0	(5)	0	(5)
	Receive	1-Year ILS-TELBOR	0.270	Annual	03/21/2020		16,700	0	(3)	0	(3)
	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020		11,170	1	(3)	0	(2)
	Pay	1-Year ILS-TELBOR	1.971	Annual	02/16/2028		5,730	0	97	97	0
	Pay	1-Year ILS-TELBOR	1.883	Annual	03/21/2028		3,500	0	49	49	0
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028		2,390	0	36	36	0

HUS	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020		8,850	0	(2)	0	(2)
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028		1,890	0	29	29	0

MYC	Pay	CPURNSA	1.788	Maturity	07/18/2026	$	5,200	0	(80)	0	(80)
	Pay	CPURNSA	1.810	Maturity	07/19/2026		12,000	0	(156)	0	(156)
	Pay	CPURNSA	1.800	Maturity	07/20/2026		7,600	0	(106)	0	(106)
	Pay	CPURNSA	1.805	Maturity	09/20/2026		2,200	0	(27)	0	(27)

								$1	$(62)	$327	$(388)

Total Swap Agreements								$(131)	$132	$393	$(392)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(9)
BOA	$386	$0	$21	$407	$(162)	$(1)	$(1)	$(164)	$243	$0	$243
BPS	470	0	0	470	(568)	(2)	(1)	(571)	(101)	0	(101)
BRC	0	0	43	43	(68)	(3)	(3)	(74)	(31)	0	(31)
CBK	357	0	0	357	(387)	(1)	0	(388)	(31)	0	(31)
CKL	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
DUB	0	0	102	102	0	(2)	(4)	(6)	96	(50)	46
FBF	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
GLM	38	0	182	220	(1,373)	(14)	(10)	(1,397)	(1,177)	879	(298)
GST	0	0	16	16	0	(3)	(1)	(4)	12	0	12
HUS	93	0	29	122	(295)	0	(3)	(298)	(176)	0	(176)
JPM	26	0	0	26	(209)	(8)	0	(217)	(191)	296	105
MSB	2	0	0	2	0	0	0	0	2	0	2
MYC	0	0	0	0	0	(15)	(369)	(384)	(384)	37	(347)
MYI	180	0	0	180	(554)	0	0	(554)	(374)	276	(98)
RYL	3	0	0	3	(12)	0	0	(12)	(9)	0	(9)
SCX	0	0	0	0	(263)	0	0	(263)	(263)	378	115
SSB	0	0	0	0	(16)	0	0	(16)	(16)	0	(16)
TOR	362	0	0	362	(1)	0	0	(1)	361	(275)	86
UAG	55	0	0	55	(21)	0	0	(21)	34	0	34

Total Over the Counter	$1,972	$0	$393	$2,365	$(3,929)	$(51)	$(392)	$(4,372)

(m)

Securities with an aggregate market value of $2,136 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)	YOY options may have a series of expirations.
(3)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(4)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(5)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(6)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(8)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(9)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	25

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	722	722
Swap Agreements	0	0	0	0	539	539

	$0	$0	$0	$0	$1,262	$1,262

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,972	$0	$1,972
Swap Agreements	0	66	0	0	327	393

	$0	$66	$0	$1,972	$327	$2,365

	$0	$66	$0	$1,972	$1,589	$3,627

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$25	$25
Futures	0	0	0	0	699	699
Swap Agreements	0	20	0	0	149	169

	$0	$20	$0	$0	$873	$893

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,929	$0	$3,929
Written Options	0	16	0	0	35	51
Swap Agreements	0	4	0	0	388	392

	$0	$20	$0	$3,929	$423	$4,372

	$0	$40	$0	$3,929	$1,296	$5,265

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(25)	$(25)
Written Options	0	0	0	0	273	273
Futures	0	0	0	0	(17,730)	(17,730)
Swap Agreements	0	(387)	0	0	4,952	4,565

	$0	$(387)	$0	$0	$(12,530)	$(12,917)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,217	$0	$9,217
Purchased Options	0	(14)	0	0	4,456	4,442
Written Options	0	229	0	40	(3,505)	(3,236)
Swap Agreements	0	118	0	0	45	163

	$0	$333	$0	$9,257	$996	$10,586

	$0	$(54)	$0	$9,257	$(11,534)	$(2,331)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(4)	$(4)
Written Options	0	0	0	0	77	77
Futures	0	0	0	0	3,911	3,911
Swap Agreements	0	(1,317)	0	0	(12,194)	(13,511)

	$0	$(1,317)	$0	$0	$(8,210)	$(9,527)

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(5,600)	$0	$(5,600)
Purchased Options	0	10	0	0	0	10
Written Options	0	139	0	(35)	58	162
Swap Agreements	0	(263)	0	0	338	75

	$0	$(114)	$0	$(5,635)	$396	$(5,353)

	$0	$(1,431)	$0	$(5,635)	$(7,814)	$(14,880)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$77	$0	$77
Corporate Bonds & Notes
Banking & Finance	0	82,787	0	82,787
Industrials	0	47,474	0	47,474
Specialty Finance	0	2,107	0	2,107
Utilities	0	37,888	0	37,888
Municipal Bonds & Notes
West Virginia	0	621	0	621
U.S. Government Agencies	0	410,120	0	410,120
U.S. Treasury Obligations	0	1,888,943	0	1,888,943
Non-Agency Mortgage-Backed Securities	0	53,048	700	53,748
Asset-Backed Securities	0	129,150	200	129,350
Sovereign Issues	0	221,752	0	221,752
Short-Term Instruments
Certificates of Deposit	0	11,411	0	11,411
Commercial Paper	0	26,665	0	26,665
Repurchase Agreements	0	2,351	0	2,351

	$0	$2,914,394	$900	$2,915,294

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$4,991	$0	$0	$4,991

Total Investments	$4,991	$2,914,394	$900	$2,920,285

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(65,781)	$0	$(65,781)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	722	540	0	1,262
Over the counter	0	2,365	0	2,365

	$722	$2,905	$0	$3,627

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(699)	(194)	0	(893)
Over the counter	0	(4,372)	0	(4,372)

	$(699)	$(4,566)	$0	$(5,265)

Total Financial Derivative Instruments	$23	$(1,661)	$0	$(1,638)

Totals	$5,014	$2,846,952	$900	$2,852,866

There were no significant transfers into or out of Level 3 during the period ended Jun 30, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	27

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Real Return Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2019 (Unaudited)

gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification (“ASC”) 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on

SEMIANNUAL REPORT	JUNE 30, 2019	29

Notes to Financial Statements (Cont.)

quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2019 (Unaudited)

NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices,

indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are

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considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2019 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$75,916	$860,173	$(931,101)	$19	$(16)	$4,991	$212	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Bank Obligations  in which the Portfolio may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Portfolio deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Delayed-Delivery Transactions  involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

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Notes to Financial Statements (Cont.)

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

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Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain

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Notes to Financial Statements (Cont.)

instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(c) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

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(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

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Notes to Financial Statements (Cont.)

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to

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another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

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Notes to Financial Statements (Cont.)

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular

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company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback

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Notes to Financial Statements (Cont.)

transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of

OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.25%	0.25%	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares.

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The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At June 30, 2019, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended June 30, 2019, were as follows (amounts in thousands†):

Purchases	Sales

$0	$24,576

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$2,842,753	$3,008,024	$163,369	$59,300

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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Notes to Financial Statements (Cont.)

June 30, 2019 (Unaudited)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2019		Year Ended 12/31/2018

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	821	$10,070	2,559	$30,985

Administrative Class	4,375	53,329	10,517	127,667

Advisor Class	232	2,829	1,549	18,847
Issued as reinvestment of distributions

Institutional Class	155	1,932	388	4,703

Administrative Class	989	12,325	2,812	34,109

Advisor Class	284	3,543	955	11,597
Cost of shares redeemed

Institutional Class	(1,086)	(13,160)	(2,344)	(28,390)

Administrative Class	(10,521)	(128,019)	(25,393)	(307,053)

Advisor Class	(2,395)	(29,189)	(11,795)	(140,918)

Net increase (decrease) resulting from Portfolio share transactions	(7,146)	$(86,340)	(20,752)	$(248,453)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2019, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 45% of the Portfolio. One of the shareholders is a related party and comprises 17% of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2019, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2018, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Real Return Portfolio	$96,956	$74,583

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$2,829,715	$48,623	$(44,701)	$3,922

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

44	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	MYI	Morgan Stanley & Co. International PLC

BPG	BNP Paribas Securities Corp.	GLM	Goldman Sachs Bank USA	RYL	Royal Bank of Scotland PLC

BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SCX	Standard Chartered Bank

BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.

CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	TOR	Toronto Dominion Bank

CKL	Citibank N.A. London	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford

DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.	UBS	UBS Securities LLC

FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.

Currency Abbreviations:

ARS	Argentine Peso	IDR	Indonesian Rupiah	NZD	New Zealand Dollar

AUD	Australian Dollar	ILS	Israeli Shekel	PEN	Peruvian New Sol

BRL	Brazilian Real	INR	Indian Rupee	RUB	Russian Ruble

CAD	Canadian Dollar	JPY	Japanese Yen	SGD	Singapore Dollar

COP	Colombian Peso	KRW	South Korean Won	TWD	Taiwanese Dollar

EUR	Euro	MXN	Mexican Peso	USD (or $)	United States Dollar

GBP	British Pound	MYR	Malaysian Ringgit	ZAR	South African Rand

Exchange Abbreviations:

CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:

ARLLMONP	Argentina Blended Policy Rate	CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	ISDA	International Swaps and Derivatives Association, Inc.

BADLARPP	Argentina Badlar Floating Rate Notes	CPTFEMU	Eurozone HICP ex-Tobacco Index	LIBOR03M	3 Month USD-LIBOR

CDX.HY	Credit Derivatives Index - High Yield	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	UKRPI	United Kingdom Retail Prices Index

CDX.IG	Credit Derivatives Index - Investment Grade	FRCPXTOB	France Consumer Price ex-Tobacco Index	US0003M	3 Month USD Swap Rate

CMBX	Commercial Mortgage-Backed Index

Other Abbreviations:

ABS	Asset-Backed Security	DAC	Designated Activity Company	TBA	To-Be-Announced

ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate	TELBOR	Tel Aviv Inter-Bank Offered Rate

BBR	Bank Bill Rate	NCUA	National Credit Union Administration	UMBS	Uniform Mortgage-Backed Security

BTP	Buoni del Tesoro Poliennali	OAT	Obligations Assimilables du Trésor	YOY	Year-Over-Year

CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap

SEMIANNUAL REPORT	JUNE 30, 2019	45

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT16SAR_063019

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2019

PIMCO Short-Term Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2019

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.2% during the fourth quarter of 2018. For the first quarter of 2019, GDP growth rose to an annual pace of 3.1%. Finally, the Commerce Department’s initial reading for second quarter 2019 GDP, released after the reporting period ended, showed that the U.S. economy grew at a 2.1% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” With its December 2018 rate hike, the Fed increased the federal funds rate to a range between 2.25% and 2.50%. However, at its meeting in January 2019, the Fed tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” This stance was partially attributed to trade tensions and signs of slowing global growth, including weakening manufacturing data. Finally, at its meeting that concluded on July 31, 2019, after the reporting period ended, the Fed lowered the federal funds rate to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008.

Growth outside the U.S. continued, but the pace generally moderated. According to the International Monetary Fund (“IMF”), global growth is projected to be 3.3% in 2019, versus 3.6% in 2018. From a regional perspective, the U.S. economy is expected to expand 2.3% in 2019, compared to 2.9% in the prior year. Elsewhere, the IMF anticipates 2019 GDP growth in the eurozone, UK and Japan will be 1.3%, 1.2% and 1.0%, respectively. For comparison purposes, these economies expanded 1.8%, 1.4% and 0.8%, respectively, in 2018.

Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies. The ECB ended its quantitative easing program in December 2018 and indicated that it does not expect to raise interest rates, “at least through the first half of 2020.” Meanwhile, the Bank of England kept rates on hold for the reporting period.

Both short- and long-term U.S. Treasury yields declined. In our view, falling rates were partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the two-year U.S. Treasury note was 1.75% at the end of the reporting period, compared to 2.48% on December 31, 2018. Meanwhile, the yield on the benchmark 10-year U.S. Treasury note was 2.00% at the end of the reporting period, versus 2.69% on December 31, 2018. The Bloomberg Barclays Global Treasury Index (USD hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 5.52%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD hedged), a widely used index of global investment grade credit bonds, returned 8.22%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD hedged), a widely used index of below investment grade bonds, returned 10.05%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD hedged), returned 10.60%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 8.72%.

Global equities also produced strong results. Despite periods of volatility, U.S. equities moved sharply higher. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations and a more accommodative Fed. All told, U.S. equities, as represented by the S&P 500 Index, returned 18.54%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 10.59%, whereas global equities, as

2	PIMCO VARIABLE INSURANCE TRUST

represented by the MSCI World Index, returned 16.98%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 7.53%, and European equities, as represented by the MSCI Europe Index (in EUR), returned 16.24%.

Commodity prices fluctuated and largely moved higher. When the reporting period began, Brent crude oil was approximately $54 a barrel, but by the end, it was roughly $67 a barrel. Elsewhere, gold and copper prices also rose.

Finally, there were periods of volatility in the foreign exchange markets, due in part to signs of moderating global growth and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar strengthened against a number of other major currencies. For example, the U.S. dollar returned 0.82% and 0.45% versus the euro and British pound, respectively. However, the U.S. dollar fell 1.71% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2019	3

Important Information About the PIMCO Short-Term Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Short-Term Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of interest rate risk, especially as the Federal Reserve Board ended its quantitative easing program in October 2014 and raised interest rates several times thereafter before lowering them in July 2019. Interest rates may change in the future depending upon the Federal Reserve Board’s view of economic growth, inflation, employment and other market factors. To the extent the Federal Reserve Board raises interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

With respect to certain securities, the Portfolio may make different asset class, sector or geographical classifications for the purpose of monitoring compliance with investment guidelines than the classifications disclosed in this report.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The Portfolio may have significant exposure to issuers in the United Kingdom. The United Kingdom’s decision to leave the European Union may impact Portfolio returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests are not known.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account

4	PIMCO VARIABLE INSURANCE TRUST

fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the

Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Short-Term Portfolio	09/30/99	04/28/00	09/30/99	09/30/09	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-PORT. The Portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov and are available without charge, upon request by calling the Portfolio at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Portfolio filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

SEMIANNUAL REPORT	JUNE 30, 2019	5

PIMCO Short-Term Portfolio

Cumulative Returns Through June 30, 2019

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of 06/30/2019†§

Corporate Bonds & Notes	58.8%

Asset-Backed Securities	13.8%

Short-Term Instruments‡	6.9%

Non-Agency Mortgage-Backed Securities	6.8%

U.S. Treasury Obligations	6.3%

U.S. Government Agencies	5.8%

Other	1.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO Short-Term Portfolio Institutional Class	1.62%	2.24%	1.94%	1.95%	2.83%
PIMCO Short-Term Portfolio Administrative Class	1.54%	2.09%	1.79%	1.79%	2.76%
PIMCO Short-Term Portfolio Advisor Class	1.49%	1.99%	1.68%	—	1.55%
FTSE 3-Month Treasury Bill Index±	1.21%	2.30%	0.84%	0.46%	1.72%♦

All Portfolio returns are net of fees and expenses.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 09/30/1999.

± FTSE 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.51% for Institutional Class shares, 0.66% for Administrative Class shares, and 0.76% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Short-Term Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Holdings of investment grade corporate credit contributed to performance, as the asset class posted positive total returns.

»	Overweight exposure to Canadian 2-year rates contributed to performance, as Canadian 2-year rates fell.

»	Positions in non-agency mortgage-backed securities contributed to performance, as these securities generated positive total returns.

»	Underweight exposure to the 5-year portion of the U.S. Treasury yield curve detracted from performance, as 5-year rates fell.

»	Underweight exposure to high yield corporate credit detracted from performance, as the asset class posted strong total returns.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Short-Term Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2019 to June 30, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During Period*	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,016.20	$3.43	$1,000.00	$1,021.25	$3.44	0.69%
Administrative Class	1,000.00	1,015.40	4.17	1,000.00	1,020.52	4.19	0.84
Advisor Class	1,000.00	1,014.90	4.67	1,000.00	1,020.02	4.68	0.94

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	JUNE 30, 2019	7

Financial Highlights PIMCO Short-Term Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total
Institutional Class

01/01/2019 - 06/30/2019+	$10.29	$0.15	$0.02	$0.17	$(0.15)	$0.00	$(0.15)

12/31/2018	10.37	0.26	(0.09)	0.17	(0.24)	(0.01)	(0.25)

12/31/2017	10.30	0.21	0.05	0.26	(0.19)	0.00	(0.19)

12/31/2016	10.27	0.17	0.09	0.26	(0.18)	(0.05)	(0.23)

12/31/2015	10.26	0.11	0.02	0.13	(0.11)	(0.01)	(0.12)

12/31/2014	10.27	0.08	0.01	0.09	(0.09)	(0.01)	(0.10)
Administrative Class

01/01/2019 - 06/30/2019+	10.29	0.15	0.01	0.16	(0.14)	0.00	(0.14)

12/31/2018	10.37	0.24	(0.08)	0.16	(0.23)	(0.01)	(0.24)

12/31/2017	10.30	0.19	0.06	0.25	(0.18)	0.00	(0.18)

12/31/2016	10.27	0.15	0.09	0.24	(0.16)	(0.05)	(0.21)

12/31/2015	10.26	0.09	0.03	0.12	(0.10)	(0.01)	(0.11)

12/31/2014	10.27	0.06	0.01	0.07	(0.07)	(0.01)	(0.08)
Advisor Class

01/01/2019 - 06/30/2019+	10.29	0.14	0.01	0.15	(0.13)	0.00	(0.13)

12/31/2018	10.37	0.23	(0.09)	0.14	(0.21)	(0.01)	(0.22)

12/31/2017	10.30	0.18	0.06	0.24	(0.17)	0.00	(0.17)

12/31/2016	10.27	0.14	0.09	0.23	(0.15)	(0.05)	(0.20)

12/31/2015	10.26	0.08	0.03	0.11	(0.09)	(0.01)	(0.10)

12/31/2014	10.27	0.05	0.01	0.06	(0.06)	(0.01)	(0.07)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.31	1.62%	$19,764	0.69	%*	0.69	%*	0.45	%*	0.45	%*	3.02	%*	45%

10.29	1.68	8,352	0.51		0.51		0.45		0.45		2.47		71

10.37	2.55	6,492	0.60		0.60		0.45		0.45		2.04		161

10.30	2.52	6,534	0.48		0.48		0.45		0.45		1.66		862

10.27	1.26	5,872	0.47		0.47		0.45		0.45		1.04		756

10.26	0.86	6,217	0.46		0.46		0.45		0.45		0.76		328

10.31	1.54	229,926	0.84	*	0.84	*	0.60	*	0.60	*	2.85	*	45

10.29	1.53	233,601	0.66		0.66		0.60		0.60		2.34		71

10.37	2.40	140,075	0.75		0.75		0.60		0.60		1.88		161

10.30	2.37	136,266	0.63		0.63		0.60		0.60		1.50		862

10.27	1.11	139,039	0.62		0.62		0.60		0.60		0.91		756

10.26	0.71	108,802	0.61		0.61		0.60		0.60		0.61		328

10.31	1.49	195,936	0.94	*	0.94	*	0.70	*	0.70	*	2.75	*	45

10.29	1.43	189,730	0.76		0.76		0.70		0.70		2.22		71

10.37	2.30	153,735	0.85		0.85		0.70		0.70		1.79		161

10.30	2.27	135,645	0.73		0.73		0.70		0.70		1.40		862

10.27	1.01	125,889	0.72		0.72		0.70		0.70		0.80		756

10.26	0.61	111,808	0.71		0.71		0.70		0.70		0.51		328

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	9

Statement of Assets and Liabilities PIMCO Short-Term Portfolio

June 30, 2019 (Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$454,827
Investments in Affiliates	23,035
Financial Derivative Instruments
Exchange-traded or centrally cleared	327
Over the counter	106
Cash	285
Deposits with counterparty	4,223
Foreign currency, at value	942
Receivable for investments sold	3,329
Receivable for TBA investments sold	103
Receivable for Portfolio shares sold	888
Interest and/or dividends receivable	2,351
Dividends receivable from Affiliates	35
Total Assets	490,451

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$39,050
Financial Derivative Instruments
Exchange-traded or centrally cleared	142
Over the counter	829
Payable for investments purchased	1,000
Payable for investments in Affiliates purchased	35
Payable for TBA investments purchased	206
Deposits from counterparty	751
Payable for Portfolio shares redeemed	2,590
Accrued investment advisory fees	86
Accrued supervisory and administrative fees	68
Accrued distribution fees	38
Accrued servicing fees	27
Other liabilities	3
Total Liabilities	44,825

Net Assets	$445,626

Net Assets Consist of:

Paid in capital	$445,264
Distributable earnings (accumulated loss)	362

Net Assets	$445,626

Net Assets:

Institutional Class	$19,764
Administrative Class	229,926
Advisor Class	195,936

Shares Issued and Outstanding:

Institutional Class	1,918
Administrative Class	22,311
Advisor Class	19,013

Net Asset Value Per Share Outstanding:

Institutional Class	$10.31
Administrative Class	10.31
Advisor Class	10.31

Cost of investments in securities	$452,102
Cost of investments in Affiliates	$23,034
Cost of foreign currency held	$945
Cost or premiums of financial derivative instruments, net	$(1,854)

* Includes repurchase agreements of:	$650

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Short-Term Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2019 (Unaudited)

Investment Income:

Interest, net of foreign taxes*	$7,939
Dividends from Investments in Affiliates	79
Total Income	8,018

Expenses:

Investment advisory fees	543
Supervisory and administrative fees	434
Servicing fees - Administrative Class	169
Distribution and/or servicing fees - Advisor Class	239
Trustee fees	3
Interest expense	518
Total Expenses	1,906

Net Investment Income (Loss)	6,112

Net Realized Gain (Loss):

Investments in securities	486
Investments in Affiliates	1
Exchange-traded or centrally cleared financial derivative instruments	(3,045)
Over the counter financial derivative instruments	1,297
Short sales	(79)
Foreign currency	(342)

Net Realized Gain (Loss)	(1,682)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	4,993
Investments in Affiliates	1
Exchange-traded or centrally cleared financial derivative instruments	(2,608)
Over the counter financial derivative instruments	(136)
Foreign currency assets and liabilities	(33)

Net Change in Unrealized Appreciation (Depreciation)	2,217

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,647

* Foreign tax withholdings	$9

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	11

Statements of Changes in Net Assets PIMCO Short-Term Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$6,112	$8,316
Net realized gain (loss)	(1,682)	694
Net change in unrealized appreciation (depreciation)	2,217	(4,504)

Net Increase (Decrease) in Net Assets Resulting from Operations	6,647	4,506

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(268)	(176)
Administrative Class	(3,047)	(4,429)
Advisor Class	(2,494)	(3,738)

Total Distributions(a)	(5,809)	(8,343)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	13,105	135,218

Total Increase (Decrease) in Net Assets	13,943	131,381

Net Assets:

Beginning of period	431,683	300,302
End of period	$445,626	$431,683

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Short-Term Portfolio

June 30, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 102.0%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.7%

American Honda Finance Corp.
3.180% (LIBOR03M + 0.850%) due 03/29/2021 «~	$700	$699

Las Vegas Sands LLC
4.152% (LIBOR03M + 1.750%) due 03/27/2025 ~	387	385

Toyota Motor Credit Corp.
2.910% (LIBOR03M + 0.580%) due 11/08/2019 «~	2,000	1,998

Total Loan Participations and Assignments (Cost $3,083)		3,082

CORPORATE BONDS & NOTES 63.0%

BANKING & FINANCE 30.1%

ADCB Finance Cayman Ltd.
2.625% due 03/10/2020	400	400
2.750% due 09/16/2019	400	400

AerCap Ireland Capital DAC
4.450% due 12/16/2021	600	623
4.625% due 10/30/2020	400	410

AIA Group Ltd.
2.907% (US0003M + 0.520%) due 09/20/2021 ~	800	800

Air Lease Corp.
2.125% due 01/15/2020	300	299
2.750% due 01/15/2023	700	699
3.500% due 01/15/2022	400	410
4.750% due 03/01/2020	200	203

Aircastle Ltd.
5.125% due 03/15/2021	1,200	1,245
7.625% due 04/15/2020	500	518

Ally Financial, Inc.
4.125% due 03/30/2020	800	810

American Tower Corp.
2.800% due 06/01/2020	900	902
3.375% due 05/15/2024	400	412

Aozora Bank Ltd.
2.750% due 03/09/2020	1,200	1,201

Assurant, Inc.
3.583% (US0003M + 1.250%) due 03/26/2021 ~	800	800

Athene Global Funding
3.826% (US0003M + 1.230%) due 07/01/2022 ~	3,500	3,532

AvalonBay Communities, Inc.
3.027% (US0003M + 0.430%) due 01/15/2021 ~	300	300

Aviation Capital Group LLC
2.875% due 01/20/2022	600	604
3.253% (US0003M + 0.670%) due 07/30/2021 ~	1,200	1,196
3.470% (US0003M + 0.950%) due 06/01/2021 ~	200	201
6.750% due 04/06/2021	500	534

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023	300	321

Axis Bank Ltd.
3.250% due 05/21/2020	1,000	1,002

Bangkok Bank PCL
4.800% due 10/18/2020	400	412

Bank of America Corp.
3.252% (US0003M + 0.660%) due 07/21/2021 ~	1,200	1,204
3.772% (US0003M + 1.180%) due 10/21/2022 ~	300	304

Barclays PLC
2.750% due 11/08/2019	3,100	3,098
3.905% (US0003M + 1.380%) due 05/16/2024 ~	300	296
3.948% (US0003M + 1.430%) due 02/15/2023 ~	200	199

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.655% (US0003M + 2.110%) due 08/10/2021 ~	$800	$818

BOC Aviation Ltd.
2.375% due 09/15/2021	700	692
2.750% due 09/18/2022	900	899
3.000% due 03/30/2020	200	201
3.626% (US0003M + 1.050%) due 05/02/2021 ~	2,200	2,212

Brixmor Operating Partnership LP
3.629% (US0003M + 1.050%) due 02/01/2022 ~	600	600

Cantor Fitzgerald LP
7.875% due 10/15/2019	700	709

Citibank N.A.
3.123% (US0003M + 0.600%) due 05/20/2022 ~	2,600	2,604

Citigroup, Inc.
3.531% (US0003M + 0.950%) due 07/24/2023 ~	500	502
3.543% (US0003M + 1.023%) due 06/01/2024 ~	200	201

Cooperatieve Rabobank UA
3.064% (US0003M + 0.480%) due 01/10/2023 ~	500	498

Credit Suisse Group Funding Guernsey Ltd.
4.891% (US0003M + 2.290%) due 04/16/2021 ~	2,000	2,064

Danske Bank A/S
1.650% due 09/06/2019	250	250
2.750% due 09/17/2020	500	500
3.496% due (US0003M + 1.060%) 09/12/2023 ~	400	389

Discover Bank
8.700% due 11/18/2019	300	307

Eksportfinans ASA
3.345% (US0003M + 0.800%) due 11/10/2020 ~	1,000	1,001

Emirates NBD PJSC
4.132% (US0003M + 1.550%) due 01/26/2020 ~	300	303

Ford Motor Credit Co. LLC
2.343% due 11/02/2020	1,000	993
2.597% due 11/04/2019	500	500
3.006% (US0003M + 0.430%) due 11/02/2020 ~	300	297
3.226% (US0003M + 0.790%) due 06/12/2020 ~	1,000	997
3.273% (US0003M + 0.930%) due 09/24/2020 ~	500	500
3.365% due 08/12/2019 •	500	500
3.408% (US0003M + 0.810%) due 04/05/2021 ~	400	395
8.125% due 01/15/2020	500	514

General Motors Financial Co., Inc.
2.650% due 04/13/2020	400	400
3.442% (US0003M + 0.850%) due 04/09/2021 ~	1,900	1,900
3.527% (US0003M + 0.930%) due 04/13/2020 ~	1,000	1,003
3.665% (US0003M + 1.100%) due 11/06/2021 ~	500	500
3.700% due 11/24/2020	800	811

Goldman Sachs Bank USA
3.067% due 05/24/2021 •	1,000	1,001

Goldman Sachs Group, Inc.
3.363% (US0003M + 0.780%) due 10/31/2022 ~	1,700	1,701
3.688% (US0003M + 1.170%) due 11/15/2021 ~	1,300	1,311

Goodman U.S. Finance Two LLC
6.000% due 03/22/2022	500	539

Harley-Davidson Financial Services, Inc.
3.022% (US0003M + 0.500%) due 05/21/2020 ~	300	300
3.460% (US0003M + 0.940%) due 03/02/2021 ~	1,500	1,498

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HSBC Holdings PLC
3.086% (US0003M + 0.650%) due 09/11/2021 ~	$3,000	$3,003
3.120% (US0003M + 0.600%) due 05/18/2021 ~	400	400
3.520% (US0003M + 1.000%) due 05/18/2024 ~	2,800	2,809

Hyundai Capital Services, Inc.
2.625% due 09/29/2020	400	400

ICICI Bank Ltd.
3.125% due 08/12/2020	300	301

ING Groep NV
3.320% (US0003M + 1.000%) due 10/02/2023 ~	400	400
3.480% (US0003M + 1.150%) due 03/29/2022 ~	400	405

International Lease Finance Corp.
8.250% due 12/15/2020	1,100	1,187
8.625% due 01/15/2022	900	1,027

JPMorgan Chase & Co.
3.012% (US0003M + 0.610%) due 06/18/2022 ~	2,600	2,606

Kasikornbank PCL
3.500% due 10/25/2019	500	502

Lloyds Bank PLC
3.055% (US0003M + 0.490%) due 05/07/2021 ~	1,000	1,000

Lloyds Banking Group PLC
2.907% due 11/07/2023 •	500	500
3.186% (US0003M + 0.800%) due 06/21/2021 ~	400	400

Macquarie Group Ltd.
3.661% (US0003M + 1.350%) due 03/27/2024 ~	1,800	1,810

Marsh & McLennan Cos., Inc.
3.519% (US0003M + 1.200%) due 12/29/2021 ~	500	501

Mitsubishi UFJ Financial Group, Inc.
3.172% (US0003M + 0.700%) due 03/07/2022 ~	550	552
3.370% (US0003M + 0.790%) due 07/25/2022 ~	2,700	2,710
3.443% (US0003M + 0.920%) due 02/22/2022 ~	500	505
3.510% (US0003M + 1.060%) due 09/13/2021 ~	2,075	2,098

Mitsubishi UFJ Lease & Finance Co. Ltd.
2.250% due 09/07/2021	500	497
2.500% due 03/09/2020	1,000	995

Mizuho Financial Group, Inc.
3.331% (US0003M + 0.880%) due 09/11/2022 ~	1,750	1,761
3.590% (US0003M + 1.140%) due 09/13/2021 ~	800	810
4.084% (US0003M + 1.480%) due 04/12/2021 ~	1,700	1,730

Morgan Stanley
3.095% (US0003M + 0.550%) due 02/10/2021 ~	600	601
3.522% (US0003M + 0.930%) due 07/22/2022 ~	900	906
3.772% (US0003M + 1.180%) due 01/20/2022 ~(h)	2,800	2,830

Nationwide Building Society
3.622% due 04/26/2023 •	500	509

NatWest Markets PLC
3.719% (US0003M + 1.400%) due 09/29/2022 ~	1,300	1,304

Navient Corp.
6.625% due 07/26/2021	300	318
8.000% due 03/25/2020	800	830

Nissan Motor Acceptance Corp.
2.150% due 07/13/2020	500	498
2.720% (US0003M + 0.390%) due 09/28/2020 ~	1,293	1,292
2.930% (US0003M + 0.520%) due 03/15/2021 ~	1,000	998

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	13

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.987% (US0003M + 0.390%) due 07/13/2020 ~	$900	$900
3.016% (US0003M + 0.630%) due 09/21/2021 ~	400	400
3.020% due 09/28/2022 •	1,100	1,094
3.247% (US0003M + 0.650%) due 07/13/2022 ~	500	498
3.487% (US0003M + 0.890%) due 01/13/2022 ~	1,800	1,803

Nomura Holdings, Inc.
6.700% due 03/04/2020	400	411

Nordea Bank Abp
3.464% (US0003M + 0.940%) due 08/30/2023 ~	1,000	987

OMX Timber Finance Investments LLC
5.420% due 01/29/2020	1,010	1,018

ORIX Corp.
2.650% due 04/13/2021	2,500	2,507
2.900% due 07/18/2022	400	406

Protective Life Global Funding
2.850% (US0003M + 0.520%) due 06/28/2021 ~	500	502

Qatari Diar Finance Co.
5.000% due 07/21/2020	1,300	1,333

QNB Finance Ltd.
3.872% (US0003M + 1.350%) due 05/31/2021 ~	1,500	1,521
3.915% (US0003M + 1.350%) due 02/07/2020 ~	1,500	1,504
3.985% (US0003M + 1.450%) due 08/11/2021 ~	600	602

Royal Bank of Scotland Group PLC
3.988% (US0003M + 1.470%) due 05/15/2023 ~	3,900	3,891

Santander Holdings USA, Inc.
4.450% due 12/03/2021	400	416

Santander UK Group Holdings PLC
2.875% due 10/16/2020	1,350	1,354
3.373% due 01/05/2024 •	500	505

Santander UK PLC
3.140% (US0003M + 0.620%) due 06/01/2021 ~	2,500	2,506

Sinochem Overseas Capital Co. Ltd.
4.500% due 11/12/2020	1,000	1,026

SL Green Operating Partnership LP
3.505% (US0003M + 0.980%) due 08/16/2021 ~	500	500

SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021	500	500
3.000% due 07/15/2022	2,000	2,025

Springleaf Finance Corp.
7.750% due 10/01/2021	300	329

Standard Chartered PLC
3.650% (US0003M + 1.130%) due 08/19/2019 ~	400	401

Starwood Property Trust, Inc.
3.625% due 02/01/2021	300	300

State Bank of India
3.442% (US0003M + 0.850%) due 01/20/2020 ~	300	301
3.539% (US0003M + 0.950%) due 04/06/2020 ~	1,400	1,403

Sumitomo Mitsui Banking Corp.
2.971% (US0003M + 0.370%) due 10/16/2020 ~	300	300

Sumitomo Mitsui Financial Group, Inc.
3.384% (US0003M + 0.780%) due 07/12/2022 ~	500	502

Svenska Handelsbanken AB
2.995% (US0003M + 0.470%) due 05/24/2021 ~	400	402

Synchrony Bank
2.955% (US0003M + 0.625%) due 03/30/2020 ~	400	400

Synchrony Financial
3.000% due 08/15/2019	1,364	1,364

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.806% (US0003M + 1.230%) due 02/03/2020 ~	$520	$522

UBS Group Funding Switzerland AG
3.783% (US0003M + 1.440%) due 09/24/2020 ~	750	761
4.377% due 04/14/2021 •	1,550	1,588

Wells Fargo Bank N.A.
3.141% (US0003M + 0.620%) due 05/27/2022 ~	4,500	4,511

		134,033

INDUSTRIALS 25.7%

Alimentation Couche-Tard, Inc.
2.950% (US0003M + 0.500%) due 12/13/2019 ~	151	151

Allergan Funding SCS
3.000% due 03/12/2020	2,600	2,608

Altria Group, Inc.
3.490% due 02/14/2022	800	823

Andeavor Logistics LP
5.500% due 10/15/2019	1,000	1,005

Arrow Electronics, Inc.
3.500% due 04/01/2022	600	610

AutoNation, Inc.
5.500% due 02/01/2020	500	507

BAT Capital Corp.
2.297% due 08/14/2020	1,100	1,098
3.118% due 08/14/2020 •	1,100	1,103
3.398% (US0003M + 0.880%) due 08/15/2022 ~	2,900	2,909

BAT International Finance PLC
1.625% due 09/09/2019	300	299
2.750% due 06/15/2020	500	501

Bayer U.S. Finance LLC
2.125% due 07/15/2019	500	500
2.375% due 10/08/2019	1,000	999
2.979% (US0003M + 0.630%) due 06/25/2021 ~	600	596
3.420% (US0003M + 1.010%) due 12/15/2023 ~	1,200	1,179

Becton Dickinson and Co.
2.675% due 12/15/2019	400	400

BMW U.S. Capital LLC
3.035% (US0003M + 0.500%) due 08/13/2021 ~(h)	1,200	1,204

Bristol-Myers Squibb Co.
2.905% (US0003M + 0.380%) due 05/16/2022 ~	2,000	2,006

Broadcom Corp.
2.375% due 01/15/2020	5,700	5,691
3.000% due 01/15/2022	1,000	1,004

Cardinal Health, Inc.
3.180% (US0003M + 0.770%) due 06/15/2022 ~	1,000	1,003

Central Nippon Expressway Co. Ltd.
2.381% due 09/17/2020	800	800
3.105% (US0003M + 0.540%) due 08/04/2020 ~	1,000	1,002
3.125% (US0003M + 0.560%) due 11/02/2021 ~	2,000	2,002
3.330% due 03/03/2022 •	2,500	2,517
3.495% (US0003M + 0.970%) due 02/16/2021 ~	1,000	1,008

Centrica PLC
3.349% due 09/25/2020 •	400	401

Charter Communications Operating LLC
3.579% due 07/23/2020	1,500	1,514
4.229% due (US0003M + 1.650%) 02/01/2024 ~	3,400	3,416

Cigna Corp.
3.060% (US0003M + 0.650%) due 09/17/2021 ~	1,300	1,301
3.487% (US0003M + 0.890%) due 07/15/2023 ~	1,000	1,000

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cigna Holding Co.
5.125% due 06/15/2020	$500	$512

Conagra Brands, Inc.
3.092% (US0003M + 0.500%) due 10/09/2020 ~	1,200	1,197
3.342% (US0003M + 0.750%) due 10/22/2020 ~	200	200

Constellation Brands, Inc.
3.218% (US0003M + 0.700%) due 11/15/2021 ~	800	800

Continental Airlines Pass-Through Trust
5.500% due 04/29/2022	122	125

CVS Health Corp.
3.173% (US0003M + 0.720%) due 03/09/2021 ~	1,000	1,005

DAE Funding LLC
4.000% due 08/01/2020	300	301

Daimler Finance North America LLC
2.955% (US0003M + 0.390%) due 05/04/2020 ~	1,500	1,502
2.965% (US0003M + 0.430%) due 02/12/2021 ~	1,500	1,499
3.235% (US0003M + 0.670%) due 11/05/2021 ~	600	602
3.403% (US0003M + 0.880%) due 02/22/2022 ~	1,000	1,006

Dell International LLC
4.420% due 06/15/2021	800	824

Delta Air Lines, Inc.
2.875% due 03/13/2020	1,255	1,257

Deutsche Telekom International Finance BV
1.500% due 09/19/2019	800	798

Discovery Communications LLC
3.097% (US0003M + 0.710%) due 09/20/2019 ~	300	300

Dominion Energy Gas Holdings LLC
3.010% (US0003M + 0.600%) due 06/15/2021 ~	800	804

DXC Technology Co.
3.470% (US0003M + 0.950%) due 03/01/2021 ~	308	308

EMC Corp.
2.650% due 06/01/2020	700	696

Enbridge, Inc.
2.984% (US0003M + 0.400%) due 01/10/2020 ~	1,700	1,700

Energy Transfer Operating LP
7.500% due 10/15/2020	200	212

Equifax, Inc.
3.388% (US0003M + 0.870%) due 08/15/2021 ~	950	948

Fresenius Medical Care U.S. Finance, Inc.
5.625% due 07/31/2019	1,100	1,102

GATX Corp.
3.285% (US0003M + 0.720%) due 11/05/2021 ~	1,000	996

General Electric Co.
2.100% due 12/11/2019	1,000	996
4.375% due 09/16/2020	1,000	1,022
5.000% due 01/21/2021 •(e)	500	480

General Mills, Inc.
6.610% due 10/15/2022	500	527

General Motors Co.
3.365% (US0003M + 0.800%) due 08/07/2020 ~	400	401

Harris Corp.
3.063% (US0003M + 0.480%) due 04/30/2020 ~	1,000	1,000

HCA, Inc.
4.250% due 10/15/2019	900	904
6.500% due 02/15/2020	3,300	3,376

Hewlett Packard Enterprise Co.
2.100% due 10/04/2019	1,300	1,298
3.318% (US0003M + 0.720%) due 10/05/2021 ~	1,000	1,000

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Holcim U.S. Finance SARL & Cie SCS
6.000% due 12/30/2019	$900	$912

Hyundai Capital America
1.750% due 09/27/2019	1,000	998
2.000% due 07/01/2019	800	800
3.202% due 09/18/2020 •	600	600
3.256% (US0003M + 0.820%) due 03/12/2021 ~	800	800
3.402% (US0003M + 1.000%) due 09/18/2020 ~	400	401
3.529% due 07/08/2021 •	400	401

Imperial Brands Finance PLC
2.950% due 07/21/2020	950	953

Incitec Pivot Finance LLC
6.000% due 12/10/2019	1,500	1,520

Interpublic Group of Cos., Inc.
3.500% due 10/01/2020	400	405

Kinder Morgan, Inc.
3.050% due 12/01/2019	850	852

KLA-Tencor Corp.
3.375% due 11/01/2019	150	150

Kraft Heinz Foods Co.
3.115% (US0003M + 0.570%) due 02/10/2021 ~	1,000	998

Marriott International, Inc.
3.103% (US0003M + 0.650%) due 03/08/2021 ~	300	301
3.120% (US0003M + 0.600%) due 12/01/2020 ~	1,000	1,004

Masco Corp.
3.500% due 04/01/2021	200	203

McDonald’s Corp.
3.012% (US0003M + 0.430%) due 10/28/2021 ~	500	500

MGM Resorts International
6.750% due 10/01/2020	400	419

Mylan NV
3.150% due 06/15/2021	500	500
3.750% due 12/15/2020	800	808

NTT Finance Corp.
2.860% (US0003M + 0.530%) due 06/29/2020 ~	400	401

NXP BV
3.875% due 09/01/2022	500	515
4.625% due 06/15/2022	300	315

Pacific National Finance Pty. Ltd.
4.625% due 09/23/2020	300	306

Park Aerospace Holdings Ltd.
3.625% due 03/15/2021	200	202
5.250% due 08/15/2022	400	423

Penske Truck Leasing Co. LP
3.050% due 01/09/2020	600	601
3.200% due 07/15/2020	200	201
3.650% due 07/29/2021	200	205

Pentair Finance SARL
3.625% due 09/15/2020	800	804

Phillips 66
3.121% (US0003M + 0.600%) due 02/26/2021 ~	600	600

Ras Laffan Liquefied Natural Gas Co. Ltd.
6.750% due 09/30/2019	632	638

Reckitt Benckiser Treasury Services PLC
2.903% (US0003M + 0.560%) due 06/24/2022 ~	800	798

Reynolds American, Inc.
3.250% due 06/12/2020	500	503
4.000% due 06/12/2022	100	104

Rockies Express Pipeline LLC
5.625% due 04/15/2020	1,400	1,430

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	200	208
6.250% due 03/15/2022	100	109

Southern Co.
3.019% (US0003M + 0.700%) due 09/30/2020 ~	600	600

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Spectra Energy Partners LP
3.179% (US0003M + 0.700%) due 06/05/2020 ~	$200	$201

Spirit AeroSystems, Inc.
3.210% (US0003M + 0.800%) due 06/15/2021 ~	300	298

Syngenta Finance NV
3.698% due 04/24/2020	2,100	2,115

Takeda Pharmaceutical Co. Ltd.
3.800% due 11/26/2020	1,600	1,629

Telefonica Emisiones S.A.
5.134% due 04/27/2020	400	408
5.877% due 07/15/2019	1,000	1,001

Tencent Holdings Ltd.
3.491% (US0003M + 0.910%) due 04/11/2024 ~	800	801

Teva Pharmaceutical Finance Netherlands BV
1.700% due 07/19/2019	1,500	1,496

Textron, Inc.
3.095% (US0003M + 0.550%) due 11/10/2020 ~	600	600

Time Warner Cable LLC
5.000% due 02/01/2020	500	507

Tyson Foods, Inc.
3.070% (US0003M + 0.550%) due 06/02/2020 ~	1,100	1,101

VMware, Inc.
2.300% due 08/21/2020	1,200	1,197
2.950% due 08/21/2022	200	202

Volkswagen Group of America Finance LLC
2.400% due 05/22/2020	1,000	998
2.450% due 11/20/2019	2,900	2,899
3.305% (US0003M + 0.770%) due 11/13/2020 ~	1,000	1,004
3.875% due 11/13/2020	700	715

Vulcan Materials Co.
3.010% (US0003M + 0.600%) due 06/15/2020 ~	400	400

Wabtec Corp.
3.710% (US0003M + 1.050%) due 09/15/2021 ~	900	898

Woodside Finance Ltd.
4.600% due 05/10/2021	900	927

Woolworths Group Ltd.
4.000% due 09/22/2020	500	509

ZF North America Capital, Inc.
4.000% due 04/29/2020	150	151

Zimmer Biomet Holdings, Inc.
3.169% (US0003M + 0.750%) due 03/19/2021 ~	1,000	999

Zoetis, Inc.
2.960% (US0003M + 0.440%) due 08/20/2021 ~	400	397

		114,796

SPECIALTY FINANCE 0.3%

Lloyds Banking Group PLC
3.870% due 09/04/2019 (f)	400	400
3.870% due 09/02/2020 (f)	400	400
3.870% due 09/02/2021 (f)	400	401

		1,201

UTILITIES 6.9%

AT&T, Inc.
3.418% (US0003M + 0.890%) due 02/15/2023 ~	1,100	1,089
3.616% (US0003M + 1.180%) due 06/12/2024 ~	3,900	3,952

BP Capital Markets PLC
3.280% (US0003M + 0.870%) due 09/16/2021 ~(h)	2,000	2,026

Chugoku Electric Power Co., Inc.
2.701% due 03/16/2020	500	501

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CLP Power HK Finance Ltd.
4.750% due 03/19/2020	$1,000	$1,016

CNOOC Finance Australia Pty. Ltd.
2.625% due 05/05/2020	2,100	2,104

Duke Energy Corp.
3.028% (US0003M + 0.500%) due 05/14/2021 ~	1,300	1,304
3.101% (US0003M + 0.650%) due 03/11/2022 ~	100	101

Duke Energy Kentucky, Inc.
4.650% due 10/01/2019	1,000	1,005

Exelon Generation Co. LLC
2.950% due 01/15/2020	500	501
4.000% due 10/01/2020	300	305

Israel Electric Corp. Ltd.
9.375% due 01/28/2020	1,100	1,143

Mississippi Power Co.
2.961% (US0003M + 0.650%) due 03/27/2020 ~	600	600

NextEra Energy Capital Holdings, Inc.
2.921% (US0003M + 0.400%) due 08/21/2020 ~	1,500	1,499
3.241% (US0003M + 0.720%) due 02/25/2022 ~	500	503

Pennsylvania Electric Co.
5.200% due 04/01/2020	300	305

Petronas Global Sukuk Ltd.
2.707% due 03/18/2020	1,000	1,002

Plains All American Pipeline LP
2.600% due 12/15/2019	900	899

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020	133	136

Sempra Energy
2.860% (US0003M + 0.450%) due 03/15/2021 ~	1,000	996
3.097% (US0003M + 0.500%) due 01/15/2021 ~	250	249

Sinopec Group Overseas Development Ltd.
2.250% due 09/13/2020	1,600	1,597
2.500% due 04/28/2020	700	700

Southern Power Co.
2.937% (US0003M + 0.550%) due 12/20/2020 ~	1,405	1,406

Verizon Communications, Inc.
3.618% (US0003M + 1.100%) due 05/15/2025 ~	2,300	2,331

Vodafone Group PLC
3.591% (US0003M + 0.990%) due 01/16/2024 ~	3,000	3,010

WGL Holdings, Inc.
2.986% (US0003M + 0.550%) due 03/12/2020 ~	500	499

		30,779

Total Corporate Bonds & Notes (Cost $279,678)		280,809

MUNICIPAL BONDS & NOTES 0.4%

ARKANSAS 0.0%

Arkansas Student Loan Authority Revenue Bonds, Series 2010
3.421% due 11/25/2043 •	72	72

CALIFORNIA 0.3%

California State General Obligation Bonds, Series 2017
3.211% (US0001M + 0.780%) due 04/01/2047 ~	1,300	1,305

UTAH 0.1%

Utah State Board of Regents Revenue Bonds, Series 2011
3.429% (US0003M + 0.850%) due 05/01/2029 ~	502	503

Total Municipal Bonds & Notes (Cost $1,874)		1,880

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	15

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 6.2%

Fannie Mae
2.524% due 03/25/2034 •	$3	$3
2.554% due 08/25/2034 •	1	1
2.570% due 12/25/2036 •	5	5
2.604% due 02/25/2037 •	40	40
2.754% due 05/25/2042 •	3	3
2.954% due 09/25/2041 •	74	74
3.084% due 12/25/2037 •	34	35
3.682% due 03/01/2044 - 07/01/2044 •	13	13
4.630% due 10/01/2031 •	1	1

Fannie Mae UMBS
3.500% due 10/01/2047	6,591	6,785
4.000% due 07/01/2048 (h)	8,199	8,480

Fannie Mae UMBS, TBA
4.000% due 08/01/2049	100	103

Freddie Mac
2.470% due 12/25/2036 •	2	2
2.800% due 06/03/2024 - 06/05/2024	2,200	2,202
2.844% due 09/15/2041 •	21	21
3.094% due 02/15/2038 •	28	28
3.488% due 02/25/2045 •	54	54
3.704% due 10/25/2044 •	51	52
3.904% due 07/25/2044 •	19	20

Freddie Mac UMBS
3.500% due 05/01/2049	6,125	6,262

Ginnie Mae
3.057% due 04/20/2062	213	214
3.067% due 10/20/2065 •	454	455
3.167% due 02/20/2062 •	182	183
3.267% due 01/20/2066 •	387	390
3.309% due 05/20/2066	170	172
3.359% due 11/20/2066	567	573
3.467% due 01/20/2066 - 03/20/2066 •	1,232	1,251
4.000% due 02/20/2032 •	4	4

NCUA Guaranteed Notes
2.769% due 12/07/2020 •	45	45

Total U.S. Government Agencies (Cost $26,910)		27,471

U.S. TREASURY OBLIGATIONS 6.8%

U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2022 (h)	6,934	6,881
0.125% due 07/15/2024 (h)(k)	2,798	2,794
0.250% due 01/15/2025	3,128	3,133
0.625% due 04/15/2023	504	510
0.625% due 01/15/2026	1,613	1,652
0.750% due 07/15/2028 (h)	14,657	15,280

Total U.S. Treasury Obligations (Cost $29,151)		30,250

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.3%

AREIT Trust
3.381% due 11/14/2035 •	863	865

Atrium Hotel Portfolio Trust
3.344% due 06/15/2035 •	700	700

BAMLL Commercial Mortgage Securities Trust
3.444% due 04/15/2036 •	400	401
3.594% due 03/15/2034 •	400	402

Bancorp Commercial Mortgage Trust
3.294% due 09/15/2035 •	924	922

Bear Stearns Adjustable Rate Mortgage Trust
4.761% due 01/25/2034 ~	2	2

Bear Stearns ALT-A Trust
4.294% due 09/25/2035 ^~	11	9

BX Trust
3.314% due 07/15/2034 •	87	87

Citigroup Commercial Mortgage Trust
3.244% due 07/15/2032 •	500	500

Citigroup Mortgage Loan Trust, Inc.
4.680% due 09/25/2035 •	4	4

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Civic Mortgage LLC
4.349% due 11/25/2022 þ		$566	$565

Commercial Mortgage Trust
3.043% due 03/10/2046 •		289	289

Countrywide Home Loan Reperforming REMIC Trust
2.744% due 06/25/2035 •		6	6

Credit Suisse First Boston Mortgage Securities Corp.
3.133% due 03/25/2032 ~		2	2
4.252% due 06/25/2033 ~		6	6

Credit Suisse Mortgage Capital Certificates
3.830% due 08/26/2058		495	501

Credit Suisse Mortgage Capital Trust
3.144% due 07/15/2032 •		1,000	1,001

GPMT Ltd.
3.283% due 11/21/2035 •		307	307

Great Wolf Trust
3.244% due 09/15/2034 •		400	401

GreenPoint Mortgage Funding Trust
2.844% due 06/25/2045 •		18	17

GS Mortgage Securities Corp. Trust
3.094% due 07/15/2032 •		400	400

GS Mortgage Securities Trust
3.648% due 01/10/2047		460	473

GSR Mortgage Loan Trust
4.500% due 09/25/2035 ~		5	5

HarborView Mortgage Loan Trust
2.830% due 05/19/2035 •		22	22

Holmes Master Issuer PLC
2.957% due 10/15/2054 •		886	885
3.017% due 10/15/2054 •		3,600	3,598

HPLY Trust
3.394% due 11/15/2036 •		400	401

Impac CMB Trust
3.044% due 03/25/2035 •		174	173

JPMorgan Chase Commercial Mortgage Securities Trust
3.304% due 06/15/2035 •		500	501
3.394% due 06/15/2032 •		393	394

Lanark Master Issuer PLC
3.295% due 12/22/2069		1,000	1,003

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.834% due 12/15/2030 •		2	2

Morgan Stanley Capital Trust
3.244% due 11/15/2034 •		800	800
3.394% due 05/15/2036 •		800	802

MortgageIT Trust
3.044% due 02/25/2035 •		163	165

Motel 6 Trust
3.314% due 08/15/2034 •		1,321	1,323

New Residential Mortgage Loan Trust
4.500% due 05/25/2058		345	366

Nomura Resecuritization Trust
5.278% due 12/26/2036 •		202	201

Permanent Master Issuer PLC
2.977% due 07/15/2058 •		600	600

PFP Ltd.
3.274% due 07/14/2035 •		97	98
3.371% due 04/14/2036 •		2,000	2,005

RBSSP Resecuritization Trust
4.759% due 10/25/2035 ~		130	131

Residential Mortgage Securities PLC
1.982% due 09/20/2065 •	GBP	275	352

Ripon Mortgages PLC
1.604% due 08/20/2056 •		781	991

Sequoia Mortgage Trust
3.453% due 02/20/2034 •		$210	205

Silverstone Master Issuer PLC
0.000% due 01/21/2070 •	GBP	700	891
3.148% due 01/21/2070		$200	201

Structured Asset Mortgage Investments Trust
2.640% due 07/19/2035 •		3	3
2.864% due 05/25/2045 •		26	26
3.050% due 09/19/2032 •		1	1

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Towd Point Mortgage Funding PLC
1.654% due 05/20/2045 •	GBP	2,194	$2,790
1.855% due 10/20/2051 •		300	382

Trinity Square PLC
1.971% due 07/15/2051 •		162	206

WaMu Mortgage Pass-Through Certificates Trust
3.504% due 02/25/2046 •		$13	13
3.504% due 08/25/2046 •		16	15
3.704% due 11/25/2042 •		6	6
3.904% due 06/25/2042 •		1	1

Warwick Finance Residential Mortgages PLC
1.775% due 09/21/2049 •	GBP	2,113	2,691

Wells Fargo Commercial Mortgage Trust
3.261% due 12/13/2031 •		$500	499

Wells Fargo-RBS Commercial Mortgage Trust
3.184% due 12/15/2045 •		806	810
3.594% due 06/15/2045 •		1,200	1,212

Total Non-Agency Mortgage-Backed Securities (Cost $32,928)			32,630

ASSET-BACKED SECURITIES 14.8%

ACE Securities Corp. Home Equity Loan Trust
3.184% due 04/25/2034 •		421	418

Arbor Realty Commercial Real Estate Notes Ltd.
3.650% due 05/15/2037 •		400	400

Arbour CLO DAC
0.870% due 01/15/2030 •	EUR	300	341

Bank of The West Auto Trust
1.780% due 02/15/2021		$93	92

Barings BDC Static CLO Ltd.
3.544% due 04/15/2027 •		2,200	2,200

Bayview Opportunity Master Fund Trust
3.967% due 03/28/2034 þ		376	379
4.090% due 02/28/2034 þ		163	166

Bear Stearns Second Lien Trust
3.754% due 01/25/2036 •		2,000	2,011

CARDS Trust
2.654% due 10/17/2022 •		1,000	1,000
2.744% due 04/17/2023 •		1,000	1,001

Chesapeake Funding LLC
1.910% due 08/15/2029		541	539
3.230% due 08/15/2030		887	899

CNH Capital Canada Receivables Trust
2.103% due 02/15/2022 «	CAD	1,000	764

Colony American Finance Ltd.
2.544% due 06/15/2048		$64	64

Commonbond Student Loan Trust
2.550% due 05/25/2041		212	212

Countrywide Asset-Backed Certificates
3.144% due 05/25/2032 •		1	1

Credit Suisse First Boston Mortgage Securities Corp.
3.144% due 08/25/2032 •		2	2

Dorchester Park CLO DAC
3.492% due 04/20/2028 •		500	497

Drug Royalty LP
5.637% due 07/15/2023 •		28	29

Dryden Euro CLO BV
0.880% due 01/15/2030 •	EUR	400	455

ECMC Group Student Loan Trust
3.240% due 02/27/2068		$534	531

Edsouth Indenture LLC
3.134% due 04/25/2039 •		73	73

EFS Volunteer LLC
3.430% due 10/25/2035 •		323	321

Enterprise Fleet Financing LLC
3.140% due 02/20/2024		677	683

Evans Grove CLO Ltd.
3.441% due 05/28/2028 •		1,700	1,691

Evergreen Credit Card Trust
2.874% due 01/15/2023 •		2,000	2,007

Figueroa CLO Ltd.
3.237% due 06/20/2027 •		500	499
3.497% due 01/15/2027 •		964	964

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ford Credit Floorplan Master Owner Trust
2.794% due 10/15/2023 •	$1,000	$1,000

Fremont Home Loan Trust
3.139% due 01/25/2035 •	400	399

Gallatin CLO Ltd.
3.642% due 01/21/2028 •	1,200	1,199
3.647% (US0003M + 1.050%) due 07/15/2027 ~	1,300	1,299

GMF Floorplan Owner Revolving Trust
2.714% due 09/15/2022 •	400	400
3.500% due 09/15/2023	1,400	1,438

Hertz Fleet Lease Funding LP
3.230% due 05/10/2032	500	503

Jamestown CLO Ltd.
3.467% due 01/15/2028 •	500	498

Legacy Mortgage Asset Trust
3.750% due 04/25/2059 þ	392	401

LoanCore Issuer Ltd.
3.524% due 05/09/2036 •	900	903

Long Beach Mortgage Loan Trust
3.379% due 04/25/2035 •	1,000	1,007

LP Credit Card ABS Master Trust
4.053% due 08/20/2024 •	827	820

Marlette Funding Trust
3.060% due 07/17/2028	104	104
3.130% due 07/16/2029	2,000	2,012
3.710% due 12/15/2028	707	714

Master Credit Card Trust
2.873% due 07/21/2024 •	500	500

MASTR Asset-Backed Securities Trust
2.454% due 11/25/2036 •	2	1
3.104% due 09/25/2034 •	231	230

MMAF Equipment Finance LLC
2.920% due 07/12/2021	282	283

Morgan Stanley ABS Capital, Inc. Trust
3.304% due 05/25/2034 •	451	456

Mountain Hawk CLO Ltd.
3.412% due 07/20/2024 •	466	466

Mountain View CLO Ltd.
3.397% due 10/15/2026 •	920	916

Navient Private Education Loan Trust
2.650% due 12/15/2028	115	116

Navient Private Education Refi Loan Trust
3.030% due 01/15/2043	433	437

Navient Student Loan Trust
3.430% due 12/15/2059	792	802
3.554% due 03/25/2066 •	1,615	1,622

Nelnet Student Loan Trust
3.104% due 09/27/2038 •	2,184	2,186
3.304% due 06/27/2067 •	497	494
4.171% due 11/25/2024 •	312	312

Northstar Education Finance, Inc.
3.104% due 12/26/2031 •	45	45

NovaStar Mortgage Funding Trust
3.064% due 01/25/2036 •	400	400

Oaktree CLO Ltd.
3.812% due 10/20/2026 •	1,649	1,651

OneMain Financial Issuance Trust
2.370% due 09/14/2032	500	499

OSCAR U.S. Funding Trust
2.910% due 04/12/2021	267	267
3.100% due 04/11/2022	500	503
3.150% due 08/10/2021	330	331

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Palmer Square CLO Ltd.
3.368% due 08/15/2026 •	$831	$828

Penarth Master Issuer PLC
2.932% due 09/18/2022	500	500

PFS Financing Corp.
2.944% due 04/15/2024 •	1,000	1,003

Prosper Marketplace Issuance Trust
3.350% due 10/15/2024	202	202

Renaissance Home Equity Loan Trust
2.764% due 11/25/2034 •	4	4
3.284% due 08/25/2033 •	4	4
3.404% due 12/25/2033 •	15	15

Residential Asset Mortgage Products Trust
3.084% due 05/25/2035 •	300	301

RMAT LP
4.090% due 05/25/2048 þ	589	594

SBA Tower Trust
2.898% due 10/15/2044 þ	300	300

SLC Student Loan Trust
2.520% due 03/15/2027 •	1,012	1,008
2.578% due 05/15/2029 •	775	760

SLM Student Loan Trust
2.690% due 01/25/2027 •	514	513
2.854% due 09/25/2043 •	816	809
2.880% due 12/15/2027 •	443	443
4.080% due 04/25/2023 •	738	746

SMB Private Education Loan Trust
2.714% due 12/16/2024 •	426	426
3.844% due 02/17/2032 •	140	143

SoFi Consumer Loan Program LLC
2.200% due 11/25/2026	20	20
2.500% due 05/26/2026	427	428
2.770% due 05/25/2026	133	133

SoFi Consumer Loan Program Trust
2.900% due 05/25/2028	1,000	1,005
2.930% due 04/26/2027	169	170
3.010% due 04/25/2028	468	471
3.200% due 08/25/2027	442	444
3.240% due 02/25/2028	799	807

SoFi Professional Loan Program LLC
2.720% due 10/27/2036	167	168

SoFi Professional Loan Program Trust
3.080% due 01/25/2048	360	363

SpringCastle Funding Asset-Backed
3.200% due 05/27/2036	969	980

Springleaf Funding Trust
2.680% due 07/15/2030	600	601

THL Credit Wind River CLO Ltd.
0.000% due 01/15/2026 •(a)	1,000	1,000

Towd Point Mortgage Trust
3.404% due 05/25/2058 •	935	942

Trillium Credit Card Trust
2.734% due 02/27/2023	1,500	1,500
2.882% due 01/26/2024 •	700	702

Upstart Securitization Trust
3.450% due 04/20/2026	313	314

Utah State Board of Regents
3.154% due 01/25/2057 •	1,551	1,551

Venture CLO Ltd.
3.667% due 04/15/2027	1,700	1,696

Vericrest Opportunity Loan Transferee LLC
3.125% due 09/25/2047 þ	710	714

Total Asset-Backed Securities (Cost $65,873)		66,061

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.7%

Export-Import Bank of India
2.750% due 04/01/2020		$300	$301
2.750% due 08/12/2020		600	601
3.522% (US0003M + 1.000%) due 08/21/2022 ~		1,200	1,201
3.875% due 10/02/2019		800	802

Total Sovereign Issues (Cost $2,901)			2,905

SHORT-TERM INSTRUMENTS 2.1%

COMMERCIAL PAPER 1.2%

Encana Corp.
3.200% due 08/01/2019		400	399

Ford Motor Credit Co. LLC
3.350% due 01/21/2020		2,000	1,964

Syngenta Wilmington, Inc.
3.280% due 07/08/2019		2,400	2,398

VW Credit, Inc.
3.050% due 07/02/2019		600	600

			5,361

REPURCHASE AGREEMENTS (g) 0.1%
			650

SHORT-TERM NOTES 0.8%

Pagares Portador Banco Central
2.504% due 07/24/2019 (b)(c)	CLP	2,530,000	3,728

Total Short-Term Instruments (Cost $9,704)			9,739

Total Investments in Securities (Cost $452,102)			454,827

		SHARES
INVESTMENTS IN AFFILIATES 5.2%

SHORT-TERM INSTRUMENTS 5.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.2%

PIMCO Short Asset Portfolio		506,715	5,040

PIMCO Short-Term Floating NAV Portfolio III		1,819,162	17,995

Total Short-Term Instruments (Cost $23,034)			23,035

Total Investments in Affiliates (Cost $23,034)			23,035

Total Investments 107.2% (Cost $475,136)			$477,862

Financial Derivative Instruments (i)(j) (0.1)% (Cost or Premiums, net $(1,854))			(538)

Other Assets and Liabilities, net (7.1)%			(31,698)

Net Assets 100.0%			$445,626

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	17

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Lloyds Banking Group PLC	3.870%	09/02/2021	05/22/2018	$400	$401	0.09%
Lloyds Banking Group PLC	3.870	09/02/2020	05/22/2018	400	400	0.09
Lloyds Banking Group PLC	3.870	09/04/2019	05/22/2018	400	400	0.09

				$1,200	$1,201	0.27%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	06/28/2019	07/01/2019	$650	U.S. Treasury Notes 2.250% due 03/31/2021	$(664)	$650	$650

Total Repurchase Agreements						$(664)	$650	$650

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	2.640%	06/13/2019	07/15/2019	$(8,210)	$(8,221)
FOB	2.710	06/17/2019	07/03/2019	(6,681)	(6,688)
GRE	2.580	05/22/2019	07/18/2019	(24,072)	(24,141)

Total Reverse Repurchase Agreements					$(39,050)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(8,221)	$0	$(8,221)	$8,481	$260
FICC	650	0	0	650	(664)	(14)
FOB	0	(6,688)	0	(6,688)	7,059	371
GRE	0	(24,141)	0	(24,141)	24,002	(139)

Total Borrowings and Other Financing Transactions	$650	$(39,050)	$0

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(6,688)	$0	$0	$(6,688)
U.S. Government Agencies	0	(8,221)	0	0	(8,221)
U.S. Treasury Obligations	0	(24,141)	0	0	(24,141)

Total Borrowings	$0	$(39,050)	$0	$0	$(39,050)

Payable for reverse repurchase agreements					$(39,050)

(h)	Securities with an aggregate market value of $40,172 have been pledged as collateral under the terms of the above master agreements as of June 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2019 was $(39,509) at a weighted average interest rate of 2.606%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Canada Bankers Acceptance December Futures	12/2020	237	$44,505	$57	$5	$(16)
3-Month Canada Bankers Acceptance June Futures	06/2020	206	38,650	406	4	(14)
3-Month Canada Bankers Acceptance September Futures	09/2020	287	53,880	271	5	(19)
3-Month Euribor March Futures	03/2022	474	135,178	467	34	0
Canada Government 10-Year Bond September Futures	09/2019	53	5,785	(26)	13	(2)
U.S. Treasury 2-Year Note September Futures	09/2019	114	24,530	157	0	(4)
U.S. Treasury 10-Year Ultra September Futures	09/2019	75	10,359	188	2	0

				$1,520	$63	$(55)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar June Futures	06/2020	889	$(218,650)	$(394)	$56	$0

Total Futures Contracts				$1,126	$119	$(55)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.HY-31 5-Year Index	(5.000)%	Quarterly	12/20/2023	$6,790	$(168)	$(397)	$(565)	$0	$(6)
CDX.HY-32 5-Year Index	(5.000)	Quarterly	06/20/2024	4,800	(359)	(9)	(368)	0	(4)
CDX.IG-31 5-Year Index	(1.000)	Quarterly	12/20/2023	24,500	(447)	(109)	(556)	0	(11)
CDX.IG-32 5-Year Index	(1.000)	Quarterly	06/20/2024	16,400	(307)	(47)	(354)	0	(8)

					$(1,281)	$(562)	$(1,843)	$0	$(29)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	19

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.139%	Quarterly	05/10/2021	54,350	$0	$(28)	$(28)	$0	$(3)
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.136%	Quarterly	05/11/2021	27,200	0	(13)	(13)	0	(1)
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.139%	Quarterly	05/14/2021	34,050	0	(19)	(19)	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.095%	Quarterly	05/21/2022	18,600	0	9	9	4	0

					$0	$(51)	$(51)	$4	$(4)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	2.500%	Annual	03/01/2020	$246,600	$129	$940	$1,069	$0	$(16)
Pay(4)	1-Day USD-Federal Funds Rate Compounded-OIS	2.336	Annual	03/18/2020	740,800	101	1,208	1,309	0	(38)
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.300	Annual	03/01/2022	230,800	325	(4,989)	(4,664)	135	0
Pay	3-Month USD-LIBOR	2.386	Quarterly	06/21/2020	226,000	7	(14)	(7)	29	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2028	24,800	(803)	(1,463)	(2,266)	40	0

						$(241)	$(4,318)	$(4,559)	$204	$(54)

Total Swap Agreements						$(1,522)	$(4,931)	$(6,453)	$208	$(87)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures		Swap Agreements		Total
Total Exchange-Traded or Centrally Cleared	$0	$119	$208	$327	$0		$(55)		$(87)	$(142)

Cash of $4,223 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2019	EUR	499		$566	$0	$(2)
	07/2019		$13,420	AUD	19,216	71	0
	08/2019	AUD	19,216		$13,433	0	(72)

BPS	07/2019		6,482		4,528	0	(23)
	07/2019		$8,418	GBP	6,637	11	0
	08/2019	GBP	6,637		$8,431	0	(11)

BSS	07/2019	CLP	2,529,792		3,696	0	(39)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability

CBK	07/2019	AUD	12,734		$8,815	$0	$(124)
	07/2019	CAD	1,106		839	0	(6)
	07/2019		$512	CAD	691	15	0
	07/2019		3,734	CLP	2,529,792	0	0
	07/2019		14,303	EUR	12,585	8	0
	08/2019	EUR	12,585		$14,339	0	(8)
	09/2019	CLP	2,529,792		3,734	0	(1)

GLM	07/2019	EUR	12,086		13,488	0	(255)

JPM	08/2019		$40	MXN	792	1	0

RBC	08/2019	CAD	1,037		$792	0	0

SCX	07/2019	GBP	6,637		8,400	0	(28)

Total Forward Foreign Currency Contracts						$106	$(569)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900%	08/21/2019	2,100	$(3)	$0
	Put - OTC CDX.IG-32 5-Year Index	Sell	1.000	09/18/2019	3,000	(3)	(1)

BPS	Put - OTC CDX.IG-32 5-Year Index	Sell	1.000	08/21/2019	4,900	(4)	(1)
	Put - OTC CDX.IG-32 5-Year Index	Sell	1.000	09/18/2019	8,800	(12)	(2)

BRC	Put - OTC CDX.IG-32 5-Year Index	Sell	1.000	09/18/2019	2,700	(3)	(1)

CBK	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950	08/21/2019	2,300	(2)	0

DUB	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950	09/18/2019	2,000	(2)	(1)

FBF	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	08/21/2019	2,400	(3)	0
	Put - OTC CDX.IG-32 5-Year Index	Sell	1.050	09/18/2019	1,000	(1)	0

GST	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	08/21/2019	4,100	(4)	(1)
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950	09/18/2019	3,100	(4)	(1)

MYC	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	08/21/2019	2,000	(2)	0

						$(43)	$(8)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
DUB	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.710%	07/24/2019	55,600	$(113)	$(66)
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.710	07/24/2019	55,600	(113)	(130)

							$(226)	$(196)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Fannie Mae UMBS, TBA 3.000% due 09/01/2049	$99.637	09/05/2019	19,800	$(56)	$(50)

GSC	Put - OTC Fannie Mae UMBS, TBA 3.000% due 09/01/2049	99.625	09/05/2019	2,300	(7)	(6)

					$(63)	$(56)

Total Written Options					$(332)	$(260)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	21

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$71	$0	$0	$71	$(74)	$(1)	$0	$(75)	$(4)	$0	$(4)
BPS	11	0	0	11	(34)	(3)	0	(37)	(26)	0	(26)
BRC	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
BSS	0	0	0	0	(39)	0	0	(39)	(39)	0	(39)
CBK	23	0	0	23	(139)	0	0	(139)	(116)	0	(116)
DUB	0	0	0	0	0	(197)	0	(197)	(197)	(120)	(317)
FAR	0	0	0	0	0	(50)	0	(50)	(50)	0	(50)
GLM	0	0	0	0	(255)	0	0	(255)	(255)	271	16
GSC	0	0	0	0	0	(6)	0	(6)	(6)	0	(6)
GST	0	0	0	0	0	(2)	0	(2)	(2)	0	(2)
JPM	1	0	0	1	0	0	0	0	1	0	1
SCX	0	0	0	0	(28)	0	0	(28)	(28)	0	(28)

Total Over the Counter	$106	$0	$0	$106	$(569)	$(260)	$0	$(829)

(k)

Securities with an aggregate market value of $271 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$119	$119
Swap Agreements	0	0	0	0	208	208

	$0	$0	$0	$0	$327	$327

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$106	$0	$106

	$0	$0	$0	$106	$327	$433

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$55	$55
Swap Agreements	0	29	0	0	58	87

	$0	$29	$0	$0	$113	$142

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$569	$0	$569
Written Options	0	8	0	0	252	260

	$0	$8	$0	$569	$252	$829

	$0	$37	$0	$569	$365	$971

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(11)	$(11)
Futures	0	0	0	0	(2,427)	(2,427)
Swap Agreements	0	(167)	0	0	(440)	(607)

	$0	$(167)	$0	$0	$(2,878)	$(3,045)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,139	$0	$1,139
Written Options	0	100	0	0	58	158

	$0	$100	$0	$1,139	$58	$1,297

	$0	$(67)	$0	$1,139	$(2,820)	$(1,748)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	2,043	2,043
Swap Agreements	0	(1,133)	0	0	(3,519)	(4,652)

	$0	$(1,133)	$0	$0	$(1,475)	$(2,608)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(221)	$0	$(221)
Written Options	0	48	0	0	37	85

	$0	$48	$0	$(221)	$37	$(136)

	$0	$(1,085)	$0	$(221)	$(1,438)	$(2,744)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$385	$2,697	$3,082
Corporate Bonds & Notes
Banking & Finance	0	134,033	0	134,033
Industrials	0	114,796	0	114,796
Specialty Finance	0	1,201	0	1,201
Utilities	0	30,779	0	30,779
Municipal Bonds & Notes
Arkansas	0	72	0	72
California	0	1,305	0	1,305
Utah	0	503	0	503
U.S. Government Agencies	0	27,471	0	27,471
U.S. Treasury Obligations	0	30,250	0	30,250
Non-Agency Mortgage-Backed Securities	0	32,630	0	32,630
Asset-Backed Securities	0	65,297	764	66,061
Sovereign Issues	0	2,905	0	2,905
Short-Term Instruments
Commercial Paper	0	5,361	0	5,361
Repurchase Agreements	0	650	0	650
Short-Term Notes	0	3,728	0	3,728

	$0	$451,366	$3,461	$454,827

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$23,035	$0	$0	$23,035

Total Investments	$23,035	$451,366	$3,461	$477,862

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	119	208	0	327
Over the counter	0	106	0	106

	$119	$314	$0	$433

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(55)	(87)	0	(142)
Over the counter	0	(829)	0	(829)

	$(55)	$(916)	$0	$(971)

Total Financial Derivative Instruments	$64	$(602)	$0	$(538)

Totals	$23,099	$450,764	$3,461	$477,324

There were no significant transfers into or out of Level 3 during the period ended June 30, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	23

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Short-Term Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

24	PIMCO VARIABLE INSURANCE TRUST

June 30, 2019 (Unaudited)

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification (“ASC”) 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official

SEMIANNUAL REPORT	JUNE 30, 2019	25

Notes to Financial Statements (Cont.)

closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2019 (Unaudited)

(e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

SEMIANNUAL REPORT	JUNE 30, 2019	27

Notes to Financial Statements (Cont.)

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close).

Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the

28	PIMCO VARIABLE INSURANCE TRUST

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Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2019 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$0	$5,040	$0	$0	$0	$5,040	$40	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$2,155	$100,439	$(84,601)	$1	$1	$17,995	$39	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks.

When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it

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Notes to Financial Statements (Cont.)

is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an

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acceptable price may be difficult to achieve. Restricted investments held by the Portfolio at June 30, 2019, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market.

Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments

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Notes to Financial Statements (Cont.)

made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

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(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A

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Notes to Financial Statements (Cont.)

liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

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Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

SEMIANNUAL REPORT	JUNE 30, 2019	35

Notes to Financial Statements (Cont.)

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk is the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2019 (Unaudited)

Leveraging Risk is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

SEMIANNUAL REPORT	JUNE 30, 2019	37

Notes to Financial Statements (Cont.)

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.20%	0.20%	0.20%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

38	PIMCO VARIABLE INSURANCE TRUST

June 30, 2019 (Unaudited)

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At June 30, 2019, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended June 30, 2019, were as follows (amounts in thousands†):

Purchases	Sales

$6,733	$54,257

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$93,277	$91,201	$131,618	$104,123

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	JUNE 30, 2019	39

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2019		Year Ended 12/31/2018

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	1,133	$11,653	330	$3,413

Administrative Class	4,666	48,184	19,062	197,743

Advisor Class	3,070	31,695	6,424	66,627
Issued as reinvestment of distributions

Institutional Class	26	268	17	176

Administrative Class	295	3,047	427	4,429

Advisor Class	242	2,494	361	3,738
Cost of shares redeemed

Institutional Class	(53)	(550)	(161)	(1,665)

Administrative Class	(5,363)	(55,354)	(10,278)	(106,501)

Advisor Class	(2,746)	(28,332)	(3,157)	(32,742)

Net increase (decrease) resulting from Portfolio share transactions	1,270	$13,105	13,025	$135,218

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2019, four shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 60% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2019, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2018, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Short-Term Portfolio	$436	$1,111

†	A zero balance may reflect actual amounts rounding to less than one thousand.

40	PIMCO VARIABLE INSURANCE TRUST

June 30, 2019 (Unaudited)

As of June 30, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$473,287	$7,257	$(8,732)	$(1,475)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2019	41

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	FAR	Wells Fargo Bank National Association	GSC	Goldman Sachs & Co. LLC

BOS	Merrill Lynch, Pierce, Fenner & Smith, Inc.	FBF	Credit Suisse International	GST	Goldman Sachs International

BPS	BNP Paribas S.A.	FICC	Fixed Income Clearing Corporation	JPM	JP Morgan Chase Bank N.A.

BRC	Barclays Bank PLC	FOB	Credit Suisse Securities (USA) LLC	MYC	Morgan Stanley Capital Services, Inc.

BSS	Banco Santander S.A.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada

CBK	Citibank N.A.	GRE	RBS Securities, Inc.	SCX	Standard Chartered Bank

DUB	Deutsche Bank AG

Currency Abbreviations:

AUD	Australian Dollar	CNH	Chinese Renminbi (Offshore)	MXN	Mexican Peso

CAD	Canadian Dollar	EUR	Euro	USD (or $)	United States Dollar

CLP	Chilean Peso	GBP	British Pound

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

CDX.HY	Credit Derivatives Index - High Yield	LIBOR03M	3 Month USD-LIBOR	US0003M	3 Month USD Swap Rate

CDX.IG	Credit Derivatives Index - Investment Grade	US0001M	1 Month USD Swap Rate

Other Abbreviations:

ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit

ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration	UMBS	Uniform Mortgage-Backed Security

DAC	Designated Activity Company	OIS	Overnight Index Swap

42	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT17SAR_063019

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2019

PIMCO Total Return Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2019

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.2% during the fourth quarter of 2018. For the first quarter of 2019, GDP growth rose to an annual pace of 3.1%. Finally, the Commerce Department’s initial reading for second quarter 2019 GDP, released after the reporting period ended, showed that the U.S. economy grew at a 2.1% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” With its December 2018 rate hike, the Fed increased the federal funds rate to a range between 2.25% and 2.50%. However, at its meeting in January 2019, the Fed tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” This stance was partially attributed to trade tensions and signs of slowing global growth, including weakening manufacturing data. Finally, at its meeting that concluded on July 31, 2019, after the reporting period ended, the Fed lowered the federal funds rate to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008.

Growth outside the U.S. continued, but the pace generally moderated. According to the International Monetary Fund (“IMF”), global growth is projected to be 3.3% in 2019, versus 3.6% in 2018. From a regional perspective, the U.S. economy is expected to expand 2.3% in 2019, compared to 2.9% in the prior year. Elsewhere, the IMF anticipates 2019 GDP growth in the eurozone, UK and Japan will be 1.3%, 1.2% and 1.0%, respectively. For comparison purposes, these economies expanded 1.8%, 1.4% and 0.8%, respectively, in 2018.

Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies. The ECB ended its quantitative easing program in December 2018 and indicated that it does not expect to raise interest rates, “at least through the first half of 2020.” Meanwhile, the Bank of England kept rates on hold for the reporting period.

Both short- and long-term U.S. Treasury yields declined. In our view, falling rates were partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the two-year U.S. Treasury note was 1.75% at the end of the reporting period, compared to 2.48% on December 31, 2018. Meanwhile, the yield on the benchmark 10-year U.S. Treasury note was 2.00% at the end of the reporting period, versus 2.69% on December 31, 2018. The Bloomberg Barclays Global Treasury Index (USD hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 5.52%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD hedged), a widely used index of global investment grade credit bonds, returned 8.22%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD hedged), a widely used index of below investment grade bonds, returned 10.05%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD hedged), returned 10.60%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 8.72%.

Global equities also produced strong results. Despite periods of volatility, U.S. equities moved sharply higher. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations and a more accommodative Fed. All told, U.S. equities, as represented by the S&P 500 Index, returned 18.54%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 10.59%, whereas global equities, as

2	PIMCO VARIABLE INSURANCE TRUST

represented by the MSCI World Index, returned 16.98%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 7.53%, and European equities, as represented by the MSCI Europe Index (in EUR), returned 16.24%.

Commodity prices fluctuated and largely moved higher. When the reporting period began, Brent crude oil was approximately $54 a barrel, but by the end, it was roughly $67 a barrel. Elsewhere, gold and copper prices also rose.

Finally, there were periods of volatility in the foreign exchange markets, due in part to signs of moderating global growth and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar strengthened against a number of other major currencies. For example, the U.S. dollar returned 0.82% and 0.45% versus the euro and British pound, respectively. However, the U.S. dollar fell 1.71% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2019	3

Important Information About the PIMCO Total Return Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Total Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of interest rate risk, especially as the Federal Reserve Board ended its quantitative easing program in October 2014 and raised interest rates several times thereafter before lowering them in July 2019. Interest rates may change in the future depending upon the Federal Reserve Board’s view of economic growth, inflation, employment and other market factors. To the extent the Federal Reserve Board raises interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

With respect to certain securities, the Portfolio may make different asset class, sector or geographical classifications for the purpose of monitoring compliance with investment guidelines than the classifications disclosed in this report.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Portfolio returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests are not known.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class

4	PIMCO VARIABLE INSURANCE TRUST

based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Total Return Portfolio	12/31/97	04/10/00	12/31/97	02/28/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-PORT. The Portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov and are available without charge, upon request by calling the Portfolio at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Portfolio filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

SEMIANNUAL REPORT	JUNE 30, 2019	5

PIMCO Total Return Portfolio

Cumulative Returns Through June 30, 2019

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of 06/30/2019†§

U.S. Government Agencies	33.8%

Corporate Bonds & Notes	33.1%

Asset-Backed Securities	8.8%

U.S. Treasury Obligations	7.4%

Sovereign Issues	6.3%

Short-Term Instruments‡	5.1%

Non-Agency Mortgage-Backed Securities	5.0%

Other	0.5%

†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO Total Return Portfolio Institutional Class	6.23%	7.58%	3.07%	4.48%	5.62%
PIMCO Total Return Portfolio Administrative Class	6.15%	7.42%	2.92%	4.32%	5.36%
PIMCO Total Return Portfolio Advisor Class	6.10%	7.32%	2.82%	4.22%	4.92%
Bloomberg Barclays U.S. Aggregate Index±	6.11%	7.87%	2.95%	3.90%	4.92%♦

All Portfolio returns are net of fees and expenses.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 12/31/1997.

± Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.76% for Institutional Class shares, 0.91% for Administrative Class shares, and 1.01% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Total Return Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	U.S. interest rate strategies, particularly overweight exposure to the intermediate part of the yield curve, contributed to relative performance, as rates decreased.

»	Overweight exposure to financial credits contributed to relative performance, as spreads decreased.

»	Positions in high yield corporate securities contributed to relative performance, as spreads decreased.

»	Short exposure to duration in Australia, Japan and the U.K. detracted from relative performance, as rates decreased.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Total Return Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2019 to June 30, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During Period*	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,062.30	$3.15	$1,000.00	$1,021.60	$3.09	0.62%
Administrative Class	1,000.00	1,061.50	3.91	1,000.00	1,020.86	3.84	0.77
Advisor Class	1,000.00	1,061.00	4.42	1,000.00	1,020.37	4.33	0.87

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	JUNE 30, 2019	7

Financial Highlights PIMCO Total Return Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain (Loss)	Total
Institutional Class

01/01/2019 - 06/30/2019+	$10.48	$0.18	$0.47	$0.65	$(0.18)	$0.00	$(0.18)

12/31/2018	10.94	0.30	(0.34)	(0.04)	(0.29)	(0.13)	(0.42)

12/31/2017	10.64	0.26	0.28	0.54	(0.24)	0.00	(0.24)

12/31/2016	10.58	0.29	0.01	0.30	(0.24)	0.00	(0.24)

12/31/2015	11.20	0.30	(0.23)	0.07	(0.57)	(0.12)	(0.69)

12/31/2014	10.98	0.19	0.29	0.48	(0.26)	0.00	(0.26)
Administrative Class

01/01/2019 - 06/30/2019+	10.48	0.17	0.47	0.64	(0.17)	0.00	(0.17)

12/31/2018	10.94	0.28	(0.34)	(0.06)	(0.27)	(0.13)	(0.40)

12/31/2017	10.64	0.25	0.27	0.52	(0.22)	0.00	(0.22)

12/31/2016	10.58	0.28	0.00	0.28	(0.22)	0.00	(0.22)

12/31/2015	11.20	0.30	(0.25)	0.05	(0.55)	(0.12)	(0.67)

12/31/2014	10.98	0.18	0.29	0.47	(0.25)	0.00	(0.25)
Advisor Class

01/01/2019 - 06/30/2019+	10.48	0.16	0.47	0.63	(0.16)	0.00	(0.16)

12/31/2018	10.94	0.27	(0.34)	(0.07)	(0.26)	(0.13)	(0.39)

12/31/2017	10.64	0.24	0.27	0.51	(0.21)	0.00	(0.21)

12/31/2016	10.58	0.26	0.01	0.27	(0.21)	0.00	(0.21)

12/31/2015	11.20	0.29	(0.25)	0.04	(0.54)	(0.12)	(0.66)

12/31/2014	10.98	0.17	0.29	0.46	(0.24)	0.00	(0.24)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of common shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.95	6.23%	$94,578	0.62	%*	0.62	%*	0.50	%*	0.50	%*	3.37	%*	319%

10.48	(0.38)	83,675	0.76		0.76		0.50		0.50		2.78		631

10.94	5.07	83,041	0.54		0.54		0.50		0.50		2.43		574

10.64	2.83	92,502	0.51		0.51		0.50		0.50		2.71		512

10.58	0.60	80,007	0.51		0.51		0.50		0.50		2.65		462

11.20	4.43	214,717	0.50		0.50		0.50		0.50		1.73		313

10.95	6.15	4,061,135	0.77	*	0.77	*	0.65	*	0.65	*	3.21	*	319

10.48	(0.53)	3,961,602	0.91		0.91		0.65		0.65		2.62		631

10.94	4.91	4,456,274	0.69		0.69		0.65		0.65		2.28		574

10.64	2.68	4,728,701	0.66		0.66		0.65		0.65		2.56		512

10.58	0.45	5,059,606	0.66		0.66		0.65		0.65		2.68		462

11.20	4.28	6,244,893	0.65		0.65		0.65		0.65		1.59		313

10.95	6.10	2,488,261	0.87	*	0.87	*	0.75	*	0.75	*	3.11	*	319

10.48	(0.63)	2,420,067	1.01		1.01		0.75		0.75		2.51		631

10.94	4.81	2,955,716	0.79		0.79		0.75		0.75		2.19		574

10.64	2.57	2,693,074	0.76		0.76		0.75		0.75		2.46		512

10.58	0.35	2,607,844	0.76		0.76		0.75		0.75		2.62		462

11.20	4.17	2,439,681	0.75		0.75		0.75		0.75		1.51		313

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	9

Statement of Assets and Liabilities PIMCO Total Return Portfolio

June 30, 2019 (Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$8,913,860
Investments in Affiliates	442,123

Financial Derivative Instruments
Exchange-traded or centrally cleared	5,101
Over the counter	9,869
Deposits with counterparty	65,382
Foreign currency, at value	21,556
Receivable for investments sold	15,247
Receivable for TBA investments sold	4,396,106
Receivable for Portfolio shares sold	1,334
Interest and/or dividends receivable	36,199
Dividends receivable from Affiliates	942
Total Assets	13,907,719

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$500,265
Payable for sale-buyback transactions	90,600
Payable for short sales	280,591
Financial Derivative Instruments
Exchange-traded or centrally cleared	3,688
Over the counter	23,730
Payable for investments purchased	176,872
Payable for investments in Affiliates purchased	942
Payable for TBA investments purchased	6,137,599
Deposits from counterparty	31,573
Payable for Portfolio shares redeemed	4,383
Overdraft due to custodian	10,000
Accrued investment advisory fees	1,271
Accrued supervisory and administrative fees	1,271
Accrued distribution fees	476
Accrued servicing fees	466
Other liabilities	18
Total Liabilities	7,263,745

Net Assets	$6,643,974

Net Assets Consist of:

Paid in capital	$6,475,590
Distributable earnings (accumulated loss)	168,384

Net Assets	$6,643,974

Net Assets:

Institutional Class	$94,578
Administrative Class	4,061,135
Advisor Class	2,488,261

Shares Issued and Outstanding:

Institutional Class	8,635
Administrative Class	370,804
Advisor Class	227,191

Net Asset Value Per Share Outstanding:

Institutional Class	$10.95
Administrative Class	10.95
Advisor Class	10.95

Cost of investments in securities	$8,780,305
Cost of investments in Affiliates	$444,539
Cost of foreign currency held	$21,515
Proceeds received on short sales	$280,387
Cost or premiums of financial derivative instruments, net	$(5,778)

* Includes repurchase agreements of:	$4,947

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Total Return Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2019 (Unaudited)

Investment Income:

Interest	$119,081
Dividends from Investments in Affiliates	8,670
Total Income	127,751

Expenses:

Investment advisory fees	8,009
Supervisory and administrative fees	8,009
Servicing fees - Administrative Class	2,945
Distribution and/or servicing fees - Advisor Class	2,990
Trustee fees	42
Interest expense	3,898
Miscellaneous expense	23
Total Expenses	25,916

Net Investment Income (Loss)	101,835

Net Realized Gain (Loss):

Investments in securities	104,928
Investments in Affiliates	156
Exchange-traded or centrally cleared financial derivative instruments	9,761
Over the counter financial derivative instruments	20,576
Short sales	(10)
Foreign currency	2,054

Net Realized Gain (Loss)	137,465

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	125,170
Investments in Affiliates	874
Exchange-traded or centrally cleared financial derivative instruments	47,221
Over the counter financial derivative instruments	(21,912)
Short sales	86
Foreign currency assets and liabilities	(53)

Net Change in Unrealized Appreciation (Depreciation)	151,386

Net Increase (Decrease) in Net Assets Resulting from Operations	$390,686

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	11

Statements of Changes in Net Assets PIMCO Total Return Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$101,835	$180,609
Net realized gain (loss)	137,465	(135,250)
Net change in unrealized appreciation (depreciation)	151,386	(99,774)

Net Increase (Decrease) in Net Assets Resulting from Operations	390,686	(54,415)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(1,492)	(3,171)
Administrative Class	(63,374)	(154,859)
Advisor Class	(37,428)	(95,177)

Total Distributions(a)	(102,294)	(253,207)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(109,762)	(722,065)

Total Increase (Decrease) in Net Assets	178,630	(1,029,687)

Net Assets:

Beginning of period	6,465,344	7,495,031
End of period	$6,643,974	$6,465,344

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Total Return Portfolio

June 30, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 134.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.7%

Qatar National Bank SAQ
3.420% (LIBOR03M + 0.900%) due 12/22/2020 «~		$9,700	$9,685

State Of Qatar
2.983% (LIBOR03M + 2.183%) due 12/21/2020 «~		16,000	15,960

Swissport Financing SARL
4.750% (EUR003M + 4.750%) due 02/08/2022 ~	EUR	715	820

Toyota Motor Credit Corp.
2.910% (LIBOR03M + 0.580%) due 11/08/2019 «~		$17,500	17,483

Total Loan Participations and Assignments (Cost $43,842)			43,948

CORPORATE BONDS & NOTES 46.6%

BANKING & FINANCE 27.8%

ABN AMRO Bank NV
2.450% due 06/04/2020		3,600	3,603

AerCap Ireland Capital DAC
3.500% due 05/26/2022		4,738	4,831
3.500% due 01/15/2025		700	704
3.950% due 02/01/2022		2,350	2,418
4.450% due 12/16/2021		4,300	4,467
4.500% due 05/15/2021		1,200	1,237
4.875% due 01/16/2024		6,200	6,675

AIG Global Funding
3.350% due 06/25/2021		3,800	3,866

Alexandria Real Estate Equities, Inc.
4.300% due 01/15/2026		11,199	11,999
4.500% due 07/30/2029		4,500	4,955

Ally Financial, Inc.
4.125% due 03/30/2020		1,300	1,316

Ambac LSNI LLC
7.319% due 02/12/2023 •		1,521	1,549

American Express Co.
2.750% due 05/20/2022		16,300	16,500
3.140% (US0003M + 0.620%) due 05/20/2022 ~		16,300	16,371
3.375% due 05/17/2021		6,700	6,827

American Honda Finance Corp.
2.915% (US0003M + 0.350%) due 11/05/2021 ~		5,460	5,469

American Tower Corp.
3.000% due 06/15/2023		1,400	1,414
3.375% due 05/15/2024		5,000	5,145

Australia & New Zealand Banking Group Ltd.
2.985% (US0003M + 0.460%) due 05/17/2021 ~		16,500	16,558
3.300% due 05/17/2021		16,800	17,106

Aviation Capital Group LLC
3.875% due 05/01/2023		19,200	19,836
4.125% due 08/01/2025		16,700	17,394
6.750% due 04/06/2021		3,400	3,632

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(g)(h)	EUR	2,000	2,538

Bank of America Corp.
2.969% (US0003M + 0.650%) due 10/01/2021 ~		$14,500	14,541
3.269% (US0003M + 0.790%) due 03/05/2024 ~		17,900	17,928
3.550% due 03/05/2024 •		12,900	13,368
3.581% (US0003M + 1.000%) due 04/24/2023 ~		21,500	21,680
4.125% due 01/22/2024		4,900	5,242

Bank of Nova Scotia
1.875% due 04/26/2021		10,500	10,465

Banque Federative du Credit Mutuel S.A.
3.552% (US0003M + 0.960%) due 07/20/2023 ~		13,400	13,513

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Barclays Bank PLC
5.125% due 01/08/2020		$3,500	$3,547
7.625% due 11/21/2022 (h)		3,600	3,933
10.179% due 06/12/2021		5,700	6,452

Barclays PLC
3.200% due 08/10/2021 (k)		19,100	19,243
3.650% due 03/16/2025		500	504
3.684% due 01/10/2023		2,700	2,736
3.948% (US0003M + 1.430%) due 02/15/2023 ~		1,000	995
4.209% (US0003M + 1.625%) due 01/10/2023 ~		21,700	21,757
4.610% due 02/15/2023 •		17,900	18,558
4.655% (US0003M + 2.110%) due 08/10/2021 ~		33,800	34,555
7.000% due 09/15/2019 •(g)(h)	GBP	500	641
8.000% due 12/15/2020 •(g)(h)	EUR	8,690	10,709

BBVA Bancomer S.A.
6.500% due 03/10/2021		$6,100	6,426
7.250% due 04/22/2020		6,100	6,307

BNP Paribas S.A.
3.500% due 03/01/2023		18,000	18,522
4.705% due 01/10/2025 •		14,400	15,484

Boston Properties LP
4.500% due 12/01/2028		10,600	11,772

Brixmor Operating Partnership LP
3.629% (US0003M + 1.050%) due 02/01/2022 ~		4,400	4,402

Cantor Fitzgerald LP
6.500% due 06/17/2022		8,200	8,821

Capital One Financial Corp.
2.400% due 10/30/2020		17,700	17,720
3.033% (US0003M + 0.450%) due 10/30/2020 ~		17,900	17,921
3.450% due 04/30/2021		4,800	4,887

Citibank N.A.
2.844% due 05/20/2022 •		19,600	19,756
3.123% (US0003M + 0.600%) due 05/20/2022 ~		19,600	19,632

Citigroup, Inc.
2.700% due 10/27/2022		18,600	18,750
2.750% due 04/25/2022		10,500	10,605
2.876% due 07/24/2023 •		4,500	4,558
3.543% (US0003M + 1.023%) due 06/01/2024 ~		16,500	16,600
3.950% (US0003M + 1.430%) due 09/01/2023 ~		1,000	1,019

Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(g)(h)	EUR	600	711
6.875% due 03/19/2020 (h)		7,900	9,429

Credit Suisse AG
6.500% due 08/08/2023 (h)		$3,800	4,192

Credit Suisse Group Funding Guernsey Ltd.
3.450% due 04/16/2021		11,000	11,173
3.800% due 09/15/2022		14,400	14,929
3.800% due 06/09/2023		8,000	8,299
4.891% (US0003M + 2.290%) due 04/16/2021 ~		22,800	23,533

Crown Castle International Corp.
3.150% due 07/15/2023		1,100	1,122

Deutsche Bank AG
3.300% due 11/16/2022		13,800	13,570
3.567% (US0003M + 0.970%) due 07/13/2020 ~		9,100	9,043
3.950% due 02/27/2023		12,500	12,546
4.250% due 10/14/2021		11,700	11,858
5.000% due 02/14/2022		9,700	10,000

Dexia Credit Local S.A.
2.375% due 09/20/2022		32,600	32,928

European Investment Bank
0.500% due 08/10/2023	AUD	2,600	1,748

Ford Motor Credit Co. LLC
0.050% due 12/01/2021 •	EUR	4,995	5,563
0.121% due 05/14/2021 •		600	675
2.343% due 11/02/2020		$2,169	2,154
3.273% (US0003M + 0.930%) due 09/24/2020 ~		16,500	16,488

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.484% (US0003M + 0.880%) due 10/12/2021 ~		$8,750	$8,615
3.753% (US0003M + 1.235%) due 02/15/2023 ~		13,500	13,112
5.596% due 01/07/2022		8,100	8,580
5.729% (US0003M + 3.140%) due 01/07/2022 ~		12,900	13,307

General Motors Financial Co., Inc.
2.350% due 10/04/2019		2,600	2,599
2.450% due 11/06/2020		6,970	6,947
3.150% due 01/15/2020		9,000	9,019
3.200% due 07/13/2020		5,585	5,606
3.442% (US0003M + 0.850%) due 04/09/2021 ~		10,000	9,999
3.527% (US0003M + 0.930%) due 04/13/2020 ~		21,300	21,364
3.640% (US0003M + 1.310%) due 06/30/2022 ~		1,800	1,800
3.665% (US0003M + 1.100%) due 11/06/2021 ~		700	700
3.700% due 11/24/2020		3,586	3,633

GLP Capital LP
5.250% due 06/01/2025		3,200	3,436
5.750% due 06/01/2028		5,100	5,639

Goldman Sachs Group, Inc.
3.200% due 02/23/2023		18,200	18,632
3.363% (US0003M + 0.780%) due 10/31/2022 ~		23,500	23,520
3.500% due 01/23/2025		3,500	3,621
3.610% (US0003M + 1.200%) due 09/15/2020 ~		7,900	7,979
3.688% (US0003M + 1.170%) due 05/15/2026 ~		8,400	8,289
3.750% due 05/22/2025		11,697	12,238
6.000% due 06/15/2020		5,740	5,932

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		11,200	11,333

GSPA Monetization Trust
6.422% due 10/09/2029		6,760	7,927

Harley-Davidson Financial Services, Inc.
3.460% (US0003M + 0.940%) due 03/02/2021 ~		16,300	16,282
3.550% due 05/21/2021		17,100	17,363

HCP, Inc.
4.000% due 12/01/2022		4,100	4,293

Highwoods Realty LP
4.125% due 03/15/2028		3,600	3,751

Hospitality Properties Trust
4.250% due 02/15/2021		6,600	6,674
4.500% due 06/15/2023		4,500	4,661
4.950% due 02/15/2027		13,100	13,197

HSBC Holdings PLC
3.086% (US0003M + 0.650%) due 09/11/2021 ~		16,100	16,118
3.400% due 03/08/2021		17,900	18,177
4.098% (US0003M + 1.500%) due 01/05/2022 ~		10,000	10,223
4.693% (US0003M + 2.240%) due 03/08/2021 ~		11,500	11,837
6.000% due 09/29/2023 •(g)(h)	EUR	2,100	2,761

ING Groep NV
3.150% due 03/29/2022		$5,200	5,295
4.625% due 01/06/2026		4,700	5,128

International Lease Finance Corp.
8.250% due 12/15/2020		4,248	4,584

Jackson National Life Global Funding
3.300% due 06/11/2021		18,900	19,242

JPMorgan Chase & Co.
2.776% due 04/25/2023 •		1,900	1,919
3.572% (US0003M + 1.100%) due 06/07/2021 ~		26,500	26,841
3.797% due 07/23/2024 •		16,900	17,734

JPMorgan Chase Bank N.A.
2.926% (US0003M + 0.340%) due 04/26/2021 ~		28,800	28,840
3.086% due 04/26/2021 •		1,500	1,508

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	13

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kilroy Realty LP
4.750% due 12/15/2028		$1,800	$2,001

Lloyds Bank PLC
3.300% due 05/07/2021		15,600	15,829
7.500% due 04/02/2032 þ		15,000	11,978

Lloyds Banking Group PLC
3.000% due 01/11/2022		1,700	1,718
7.625% due 06/27/2023 •(g)(h)	GBP	5,200	7,206

Mitsubishi UFJ Financial Group, Inc.
3.260% (US0003M + 0.740%) due 03/02/2023 ~		$17,800	17,804
3.455% due 03/02/2023		21,300	21,905

Mizuho Financial Group, Inc.
3.549% due 03/05/2023		17,800	18,465

Morgan Stanley
3.095% (US0003M + 0.550%) due 02/10/2021 ~		21,500	21,529

National Australia Bank Ltd.
2.250% due 03/16/2021		18,300	18,343
3.625% due 06/20/2023		5,000	5,231

Nissan Motor Acceptance Corp.
3.016% (US0003M + 0.630%) due 09/21/2021 ~		1,100	1,100
3.150% due 03/15/2021		900	908
3.875% due 09/21/2023		7,800	8,094

Oversea-Chinese Banking Corp. Ltd.
2.975% (US0003M + 0.450%) due 05/17/2021 ~		13,400	13,410

Physicians Realty LP
4.300% due 03/15/2027		2,250	2,324

Prologis LP
3.875% due 09/15/2028		2,600	2,819

Public Storage
3.094% due 09/15/2027		12,000	12,271

QNB Finance Ltd.
4.171% (US0003M + 1.570%) due 07/18/2021 ~		16,800	17,020

Realty Income Corp.
3.000% due 01/15/2027		7,300	7,344

Regions Bank
3.374% due 08/13/2021 •		17,000	17,147

Royal Bank of Canada
2.300% due 03/22/2021		18,500	18,592

Royal Bank of Scotland Group PLC
2.500% due 03/22/2023	EUR	5,200	6,284
4.519% due 06/25/2024 •		$2,200	2,292
7.500% due 08/10/2020 •(g)(h)		6,800	6,987
8.625% due 08/15/2021 •(g)(h)		5,500	5,941

Sabra Health Care LP
4.800% due 06/01/2024		1,500	1,548

Santander UK Group Holdings PLC
2.875% due 08/05/2021		6,800	6,813

Senior Housing Properties Trust
4.750% due 02/15/2028		10,600	10,298

Simon Property Group LP
2.750% due 06/01/2023		3,400	3,449

Skandinaviska Enskilda Banken AB
2.955% (US0003M + 0.430%) due 05/17/2021 ~		16,900	16,947
3.250% due 05/17/2021		17,100	17,412

Societe Generale S.A.
4.250% due 09/14/2023		16,300	17,155

Society of Lloyd’s
4.750% due 10/30/2024	GBP	1,700	2,389

Springleaf Finance Corp.
6.125% due 05/15/2022		$18,400	19,826

Standard Chartered PLC
3.785% due 05/21/2025 •		11,000	11,245

Sumitomo Mitsui Financial Group, Inc.
2.934% due 03/09/2021		18,500	18,670

Svenska Handelsbanken AB
3.350% due 05/24/2021		17,600	17,929

Synchrony Bank
3.650% due 05/24/2021		17,500	17,791

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Toronto-Dominion Bank
2.500% due 01/18/2023		$3,100	$3,136
3.350% due 10/22/2021		10,300	10,603

UBS AG
5.125% due 05/15/2024 (h)		1,700	1,806
7.625% due 08/17/2022 (h)		3,700	4,151

UBS Group Funding Switzerland AG
3.000% due 04/15/2021		20,800	20,992
4.125% due 09/24/2025		3,800	4,056
4.125% due 04/15/2026		14,400	15,391

UniCredit SpA
6.572% due 01/14/2022		14,550	15,469
7.830% due 12/04/2023		18,700	21,376

Unigel Luxembourg S.A.
10.500% due 01/22/2024		10,100	10,857

United Overseas Bank Ltd.
3.200% due 04/23/2021		14,400	14,648

Ventas Realty LP
3.250% due 10/15/2026		4,100	4,134

VEREIT Operating Partnership LP
4.625% due 11/01/2025		9,600	10,340

Volkswagen Bank GmbH
0.625% due 09/08/2021	EUR	2,500	2,872

Washington Prime Group LP
5.950% due 08/15/2024 (k)		$7,000	6,659

Wells Fargo & Co.
6.180% (US0003M + 3.770%) due 09/15/2019 ~(g)		36,400	36,642

Weyerhaeuser Co.
4.700% due 03/15/2021		600	619

			1,849,940

INDUSTRIALS 14.9%

AbbVie, Inc.
2.900% due 11/06/2022		13,390	13,483
3.375% due 11/14/2021		1,800	1,831

Activision Blizzard, Inc.
2.300% due 09/15/2021		4,500	4,492

Allergan Funding SCS
3.450% due 03/15/2022		1,400	1,429

Altice Financing S.A.
6.625% due 02/15/2023		11,200	11,508

Altice France S.A.
6.250% due 05/15/2024		4,262	4,406

American Airlines Pass-Through Trust
3.000% due 04/15/2030		7,355	7,357
3.250% due 04/15/2030		3,768	3,744

Andeavor Logistics LP
5.500% due 10/15/2019		8,631	8,671

Arrow Electronics, Inc.
3.500% due 04/01/2022		1,700	1,728

Bacardi Ltd.
4.450% due 05/15/2025		12,600	13,398

Baker Hughes a GE Co. LLC
2.773% due 12/15/2022		7,400	7,482

BAT Capital Corp.
2.764% due 08/15/2022		15,350	15,396
3.222% due 08/15/2024		8,700	8,777
3.557% due 08/15/2027		4,500	4,482

Bayer U.S. Finance LLC
3.420% (US0003M + 1.010%) due 12/15/2023 ~		7,700	7,567
4.250% due 12/15/2025		13,200	13,969

Broadcom Corp.
2.650% due 01/15/2023		6,700	6,607
3.875% due 01/15/2027		3,600	3,533

Broadcom, Inc.
3.125% due 04/15/2021		7,500	7,551
3.125% due 10/15/2022		16,500	16,597
3.625% due 10/15/2024		17,000	17,101

Campbell Soup Co.
3.650% due 03/15/2023		14,600	15,036

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Celgene Corp.
2.875% due 08/15/2020	$2,287	$2,299
3.250% due 08/15/2022	1,500	1,542

Centene Corp.
5.375% due 06/01/2026	9,000	9,484

CenterPoint Energy Resources Corp.
3.550% due 04/01/2023	8,600	8,863

Central Nippon Expressway Co. Ltd.
2.091% due 09/14/2021	6,700	6,636
2.362% due 05/28/2021	800	800

Charter Communications Operating LLC
4.464% due 07/23/2022	2,400	2,522

Conagra Brands, Inc.
3.800% due 10/22/2021	10,600	10,894

Constellation Brands, Inc.
2.650% due 11/07/2022	3,900	3,914

CVS Health Corp.
2.750% due 12/01/2022	8,511	8,542
3.500% due 07/20/2022	1,619	1,664
4.300% due 03/25/2028	21,300	22,468

Daimler Finance North America LLC
2.955% (US0003M + 0.390%) due 05/04/2020 ~	9,250	9,260
2.965% (US0003M + 0.430%) due 02/12/2021 ~	6,500	6,495
3.405% (US0003M + 0.840%) due 05/04/2023 ~	16,900	16,904
3.700% due 05/04/2023	16,900	17,490

Danone S.A.
2.077% due 11/02/2021	4,300	4,272
3.000% due 06/15/2022	1,060	1,079

Dell International LLC
4.420% due 06/15/2021	9,771	10,066
5.450% due 06/15/2023	12,600	13,589

Delta Air Lines, Inc.
3.400% due 04/19/2021	7,700	7,817

Deutsche Telekom International Finance BV
2.820% due 01/19/2022	16,416	16,566

Dominion Energy Gas Holdings LLC
3.010% (US0003M + 0.600%) due 06/15/2021 ~	20,100	20,196

eBay, Inc.
2.600% due 07/15/2022	2,600	2,606

EMC Corp.
2.650% due 06/01/2020	11,600	11,538

Enterprise Products Operating LLC
3.500% due 02/01/2022	2,430	2,495
5.200% due 09/01/2020	2,700	2,794

ERAC USA Finance LLC
4.500% due 08/16/2021	3,400	3,544

Express Scripts Holding Co.
3.050% due 11/30/2022	3,550	3,605

Full House Resorts, Inc.
8.575% due 01/31/2024	3,940	3,883
9.738% due 02/02/2024	332	327

GATX Corp.
4.850% due 06/01/2021	3,600	3,738

General Electric Co.
2.945% (US0003M + 0.380%) due 05/05/2026 ~	4,000	3,641

General Mills, Inc.
6.610% due 10/15/2022	10,000	10,536

Georgia-Pacific LLC
5.400% due 11/01/2020	1,800	1,872

GlaxoSmithKline Capital PLC
3.125% due 05/14/2021	12,300	12,512

Glencore Finance Canada Ltd.
4.950% due 11/15/2021	5,400	5,663

HCA, Inc.
5.875% due 03/15/2022	1,900	2,076

Hyundai Capital America
3.202% due 09/18/2020 •	6,000	6,005

IHS Markit Ltd.
5.000% due 11/01/2022	4,900	5,216

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Japan Tobacco, Inc.
2.000% due 04/13/2021		$1,500	$1,487

Keurig Dr Pepper, Inc.
3.551% due 05/25/2021		2,300	2,349
4.057% due 05/25/2023		11,100	11,657

KLA-Tencor Corp.
4.125% due 11/01/2021		1,400	1,450

Kraft Heinz Foods Co.
2.800% due 07/02/2020		6,708	6,718
3.115% (US0003M + 0.570%) due 02/10/2021 ~		5,027	5,019
4.000% due 06/15/2023		20,300	21,246

Marathon Oil Corp.
2.800% due 11/01/2022		8,689	8,729

Marriott International, Inc.
4.150% due 12/01/2023		16,800	17,813

McDonald’s Corp.
3.012% (US0003M + 0.430%) due 10/28/2021 ~		9,600	9,609

Melco Resorts Finance Ltd.
4.875% due 06/06/2025		2,000	1,991

Microchip Technology, Inc.
3.922% due 06/01/2021		10,105	10,288

Micron Technology, Inc.
4.640% due 02/06/2024		3,200	3,337

Mondelez International, Inc.
3.000% due 05/07/2020		9,600	9,640

MPLX LP
4.000% due 03/15/2028		6,900	7,169

NetApp, Inc.
3.375% due 06/15/2021		3,000	3,036

Newcrest Finance Pty. Ltd.
4.450% due 11/15/2021		2,300	2,386

Northwest Airlines Pass-Through Trust
7.150% due 04/01/2021		556	550

NXP BV
3.875% due 09/01/2022		10,500	10,823
4.125% due 06/01/2021		2,500	2,564
4.625% due 06/15/2022		3,900	4,095
4.875% due 03/01/2024		6,700	7,189

Odebrecht Oil & Gas Finance Ltd.
0.000% due 07/29/2019 (e)(g)		5,001	55

Oracle Corp.
1.900% due 09/15/2021		9,600	9,550

Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		1,800	1,820
4.500% due 03/15/2023		4,100	4,252
5.250% due 08/15/2022		11,200	11,851

Penske Truck Leasing Co. LP
4.250% due 01/17/2023		2,200	2,315

Pernod Ricard S.A.
4.250% due 07/15/2022		300	315
4.450% due 01/15/2022		2,600	2,721
5.750% due 04/07/2021		1,400	1,478

Philip Morris International, Inc.
2.375% due 08/17/2022		20,700	20,713

Platin GmbH
6.875% due 06/15/2023	EUR	11,400	13,086

Reckitt Benckiser Treasury Services PLC
2.375% due 06/24/2022		$9,600	9,588

Reliance Holding USA, Inc.
4.500% due 10/19/2020		4,600	4,703

Ryder System, Inc.
2.875% due 06/01/2022		11,700	11,835

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021		15,480	16,079

Saudi Arabian Oil Co.
2.750% due 04/16/2022		3,000	3,028

Seven & i Holdings Co. Ltd.
3.350% due 09/17/2021		13,000	13,283

Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		2,600	2,596
2.400% due 09/23/2021		5,500	5,490

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Southern Co.
2.350% due 07/01/2021		$14,500	$14,490

Sprint Spectrum Co. LLC
3.360% due 03/20/2023		788	789
4.738% due 09/20/2029		13,800	14,352
5.152% due 09/20/2029		10,700	11,048

Syngenta Finance NV
3.933% due 04/23/2021		12,100	12,321

Takeda Pharmaceutical Co. Ltd.
4.000% due 11/26/2021		19,600	20,255

Teva Pharmaceutical Finance Netherlands BV
4.500% due 03/01/2025	EUR	11,400	12,478

Toyota Industries Corp.
3.110% due 03/12/2022		$5,000	5,089

TWDC Enterprises 18 Corp.
2.125% due 09/13/2022		5,000	4,988

United Technologies Corp.
3.175% (US0003M + 0.650%) due 08/16/2021 ~		5,000	5,003

VMware, Inc.
2.950% due 08/21/2022		19,933	20,094

Volkswagen Group of America Finance LLC
3.305% (US0003M + 0.770%) due 11/13/2020 ~		15,000	15,064
3.875% due 11/13/2020		14,415	14,722
4.000% due 11/12/2021		12,189	12,581
4.625% due 11/13/2025		6,400	6,955
4.750% due 11/13/2028		16,300	17,745

Wabtec Corp.
3.710% (US0003M + 1.050%) due 09/15/2021 ~		7,390	7,371

Wynn Las Vegas LLC
5.500% due 03/01/2025		18,000	18,635

Zimmer Biomet Holdings, Inc.
2.700% due 04/01/2020		700	701

Zoetis, Inc.
2.960% (US0003M + 0.440%) due 08/20/2021 ~		7,500	7,447

			987,589

SPECIALTY FINANCE 0.1%

Lloyds Banking Group PLC
3.870% due 09/04/2019 (i)		1,400	1,400
3.870% due 09/02/2020 (i)		1,400	1,402
3.870% due 09/02/2021 (i)		1,400	1,403

			4,205

UTILITIES 3.8%

AEP Texas, Inc.
2.400% due 10/01/2022		2,200	2,207

AT&T, Inc.
3.270% (US0003M + 0.750%) due 06/01/2021 ~		19,800	19,905
3.400% due 05/15/2025		11,300	11,620
3.547% (US0003M + 0.950%) due 07/15/2021 ~		15,510	15,651
3.616% (US0003M + 1.180%) due 06/12/2024 ~		12,300	12,464

BG Energy Capital PLC
4.000% due 12/09/2020		9,900	10,132

British Telecommunications PLC
4.500% due 12/04/2023		400	428

Duke Energy Corp.
2.400% due 08/15/2022		3,460	3,459
3.028% (US0003M + 0.500%) due 05/14/2021 ~		16,800	16,846
3.050% due 08/15/2022		1,300	1,325

Duke Energy Ohio, Inc.
3.650% due 02/01/2029		5,600	6,037

Enel Finance International NV
2.875% due 05/25/2022		10,120	10,201
4.250% due 09/14/2023		17,500	18,382

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NextEra Energy Capital Holdings, Inc.
2.921% (US0003M + 0.400%) due 08/21/2020 ~	$20,200	$20,193
3.200% due 02/25/2022	13,200	13,453
3.241% (US0003M + 0.720%) due 02/25/2022 ~	16,200	16,297

NiSource, Inc.
2.650% due 11/17/2022	4,600	4,630

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021	3,478	3,461

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 (c)	8,592	5,409

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022	1,010	975

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 (c)	4,135	1,055

PacifiCorp
3.350% due 07/01/2025	1,525	1,579

Petrobras Global Finance BV
6.125% due 01/17/2022	4,347	4,666

Plains All American Pipeline LP
5.000% due 02/01/2021	1,700	1,751

Sempra Energy
2.860% (US0003M + 0.450%) due 03/15/2021 ~	21,300	21,218

Verizon Communications, Inc.
3.376% due 02/15/2025	27,614	28,835

		252,179

Total Corporate Bonds & Notes (Cost $3,033,376)		3,093,913

MUNICIPAL BONDS & NOTES 0.1%

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	1,367	1,544

Chicago, Illinois General Obligation Notes, Series 2015
5.633% due 01/01/2020	2,100	2,122

		3,666

IOWA 0.0%

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	865	877

TEXAS 0.1%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	3,985	4,005

Total Municipal Bonds & Notes (Cost $8,302)		8,548

U.S. GOVERNMENT AGENCIES 47.6%

Fannie Mae
1.660% due 08/25/2055	13,730	782
2.310% due 08/01/2022	4,500	4,523
2.537% due 12/25/2036 •	160	159
2.654% due 05/25/2037 •	41	41
2.670% due 08/01/2022	700	711
2.754% due 03/25/2044 •	489	489
2.757% due 07/25/2037 •	606	596
2.796% due 06/25/2055 •	3,047	3,031
2.814% due 09/25/2035 •	302	303
2.854% due 06/25/2049	32,282	32,274
2.870% due 09/01/2027	6,400	6,619
2.936% due 09/25/2046 •	2,747	2,750
3.104% due 10/25/2037 •	486	493
3.160% due 06/01/2029	6,500	6,830
3.330% due 11/01/2021	1,198	1,226
3.682% due 06/01/2043 - 07/01/2044 •	714	720

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	15

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.882% due 09/01/2040 •	$3	$3
3.912% due 10/01/2032 •	132	137
3.937% due 11/01/2035 •	21	22
4.075% due 04/01/2035 •	556	575
4.207% due 08/01/2035 •	326	338
4.241% due 12/01/2036 •	162	169
4.393% due 05/25/2035	79	83
4.607% due 05/01/2038 •	7,341	7,707
4.628% due 09/01/2039 •	16	17
4.662% due 08/01/2035 •	25	26
4.700% due 01/01/2025 •	1	1
4.715% due 09/01/2035 •	43	45
5.000% due 04/25/2033	414	455
5.100% due 09/01/2034 •	72	76
7.000% due 04/25/2023 - 06/01/2032	181	199

Fannie Mae UMBS
3.000% due 09/01/2020 - 06/01/2030	47,933	49,130
3.500% due 09/01/2047 - 03/01/2048	881	906
4.000% due 01/01/2026 - 12/01/2048	278,170	288,401
4.500% due 12/01/2020 - 11/01/2048	30,196	31,950
5.000% due 06/01/2025 - 08/01/2044	5,544	5,976
5.500% due 09/01/2019 - 07/01/2041	14,382	15,808
6.000% due 09/01/2021 - 01/01/2039	4,571	5,114
6.500% due 11/01/2034	23	26

Fannie Mae UMBS, TBA
3.000% due 08/01/2049 - 09/01/2049	465,500	468,888
3.500% due 08/01/2034 - 08/01/2049	424,495	434,332
4.000% due 07/01/2049	68,700	70,993
4.500% due 08/01/2049	18,700	19,536
5.500% due 07/01/2049	13,000	13,869
6.000% due 07/01/2049	5,000	5,475

Freddie Mac
1.376% due 08/25/2022 ~(a)	50,296	1,678
2.844% due 11/15/2030 •	2	2
2.894% due 09/15/2030 •	4	4
3.114% due 05/15/2037 •	161	163
3.488% due 02/25/2045 •	129	129
3.500% due 02/01/2048 - 10/01/2048	70,927	72,814
4.000% due 04/01/2029 - 12/01/2048	95,885	99,270
4.500% due 03/01/2029 - 09/01/2041	1,812	1,903
5.500% due 10/01/2034 - 07/01/2038	1,641	1,816
6.000% due 02/01/2033 - 05/01/2040	2,972	3,368
6.500% due 04/15/2029 - 10/01/2037	29	31
7.000% due 06/15/2023	90	95
7.500% due 07/15/2030 - 03/01/2032	34	39
8.500% due 08/01/2024	2	2

Freddie Mac, TBA
4.000% due 07/01/2049	38,000	39,294

Ginnie Mae
2.740% due 10/20/2043 •	12,815	12,766
2.917% due 08/20/2066 •	1,596	1,596
3.000% due 03/15/2045 - 08/15/2045	8,439	8,618
3.067% due 07/20/2065 - 08/20/2065 •	25,653	25,647
3.117% due 07/20/2063 •	5,932	5,940
3.237% due 10/20/2066 •	10,956	11,030
3.267% due 06/20/2066 •	6,008	6,056
3.297% due 08/20/2066 •	16,535	16,688
3.467% due 01/20/2066 •	4,288	4,357
3.487% due 06/20/2067 •	616	627
3.625% (H15T1Y + 1.500%) due 04/20/2026 ~	16	16

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.625% due 05/20/2030 •		$1	$1
3.629% due 04/20/2067 •		12,488	12,719
3.750% due 07/20/2030 •		2	2
4.000% due 02/20/2027 - 02/20/2032 •		98	102
4.000% due 06/20/2048 - 06/20/2049		19,394	20,163
4.000% due 07/20/2049 (b)		60,100	62,638
4.125% due 10/20/2029 - 11/20/2029 •		36	38
4.500% due 04/20/2048 - 04/20/2049		79,523	83,065
5.000% due 08/20/2048 - 06/20/2049		165,447	173,455
5.000% due 07/20/2049 (b)		2,400	2,528
5.342% due 09/20/2066 •		20,334	22,315
6.000% due 12/15/2038 - 11/15/2039		21	25

Ginnie Mae, TBA
3.000% due 08/01/2049		48,600	49,568
3.500% due 08/01/2049		174,000	179,546
4.000% due 07/01/2049 - 08/01/2049		518,800	537,768
4.500% due 08/01/2049		116,500	121,376
5.000% due 07/01/2049		97,100	101,513

Small Business Administration
5.130% due 09/01/2023		4	4
6.290% due 01/01/2021		3	4

Total U.S. Government Agencies (Cost $3,140,738)			3,162,583

U.S. TREASURY OBLIGATIONS 10.4%

U.S. Treasury Inflation Protected Securities (f)
0.125% due 04/15/2021 (k)		53,363	52,875
0.125% due 04/15/2022 (k)		19,121	18,975
0.125% due 07/15/2022 (k)		11,111	11,080
0.125% due 07/15/2026 (k)		6,715	6,673
0.375% due 01/15/2027 (k)(m)(o)		13,116	13,212
0.375% due 07/15/2027 (m)(o)		12,325	12,445
0.500% due 04/15/2024 (k)(o)		18,944	19,186
0.625% due 01/15/2024 (k)(m)(o)		8,103	8,247
0.625% due 01/15/2026 (k)		48,926	50,121
0.750% due 07/15/2028 (k)		78,885	82,233
0.750% due 02/15/2042 (k)(o)		26,912	27,040
0.750% due 02/15/2045 (k)		6,293	6,235
0.875% due 01/15/2029 (k)(o)		188,311	198,322
0.875% due 02/15/2047 (k)(m)(o)		15,877	16,200
1.000% due 02/15/2046 (k)(o)		5,392	5,657
1.000% due 02/15/2048 (k)		29,115	30,669
1.000% due 02/15/2049 (k)		4,569	4,839
1.375% due 02/15/2044 (k)(m)(o)		20,062	22,798

U.S. Treasury Notes
2.875% due 05/15/2049 (k)		31,900	34,173
1.750% due 09/30/2022 (k)(m)		20,665	20,676
1.750% due 06/30/2024 (b)		47,400	47,363

Total U.S. Treasury Obligations (Cost $674,136)			689,019

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.1%

Alba PLC
0.958% due 03/17/2039 •	GBP	10,695	12,808

American Home Mortgage Investment Trust
4.544% due 02/25/2045 •		$341	350
6.700% due 06/25/2036 þ		11,998	4,389

Banc of America Funding Trust
4.793% due 05/25/2035 ~		332	353
6.000% due 03/25/2037 ^		3,006	2,714

Banc of America Mortgage Trust
5.168% due 05/25/2033 ~		371	388
6.500% due 10/25/2031		49	53

BCAP LLC Trust
2.614% due 05/25/2047 •		3,231	3,012
4.935% due 03/26/2037 þ		534	543

Bear Stearns Adjustable Rate Mortgage Trust
2.781% due 11/25/2030 ~		1	1
4.236% due 11/25/2034 ~		1,069	1,060

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.314% due 07/25/2034 ~		$337	$332
4.427% due 01/25/2035 ~		231	231
4.436% due 02/25/2033 ~		11	11
4.585% due 01/25/2035 ~		100	103
4.680% due 04/25/2034 ~		429	439
4.740% due 02/25/2033 ~		6	7
4.886% due 01/25/2034 ~		224	234
4.910% due 02/25/2036 •		48	50
5.026% due 04/25/2033 ~		68	71

Bear Stearns ALT-A Trust
4.294% due 09/25/2035 ^~		695	587
4.388% due 05/25/2036 ^~		2,010	1,452
4.625% due 05/25/2035 ~		1,167	1,187

Bear Stearns Structured Products, Inc. Trust
3.801% due 12/26/2046 ^~		1,060	919
4.284% due 01/26/2036 ^~		1,616	1,436

Business Mortgage Finance PLC
2.806% due 02/15/2041 •	GBP	2,823	3,535

BX Trust
3.314% due 07/15/2034 •		$5,217	5,219

CFCRE Commercial Mortgage Trust
3.644% due 12/10/2054		7,037	7,376

Chase Mortgage Finance Trust
3.974% due 01/25/2036 ^~		2,032	1,881

Citigroup Mortgage Loan Trust
3.258% due 04/25/2066 «~		6,450	6,448
4.820% due 10/25/2035 •		111	114
5.500% due 12/25/2035		3,274	2,680

Citigroup Mortgage Loan Trust, Inc.
4.403% due 05/25/2035 ~		548	559
4.550% due 09/25/2035 •		5,777	5,933

Countrywide Alternative Loan Trust
2.573% due 09/20/2046 •		6,409	5,555
2.594% due 09/25/2046 ^•		15,307	14,104
2.604% due 05/25/2036 •		1,195	1,063
3.404% due 08/25/2035 ^•		3,592	2,458
6.000% due 03/25/2035		14,624	14,039
6.000% due 02/25/2037 ^		7,826	5,539

Countrywide Home Loan Mortgage Pass-Through Trust
4.280% due 11/25/2034 ~		903	912
4.285% due 02/20/2035 ~		639	647
4.592% due 02/20/2036 ^•		219	194

Credit Suisse First Boston Mortgage Securities Corp.
5.380% due 06/25/2032 ~		15	15

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.554% due 03/25/2037 ^•		4,625	4,367
2.904% due 02/25/2035 •		261	256

Eurosail PLC
0.939% due 03/13/2045 •	GBP	1,629	2,017
0.949% due 03/13/2045 •		5,154	6,442

First Horizon Alternative Mortgage Securities Trust
3.929% due 08/25/2035 ^~		$2,577	2,343

First Horizon Mortgage Pass-Through Trust
4.047% due 10/25/2035 ^~		2,224	2,170

Great Hall Mortgages PLC
2.532% due 06/18/2039 •		3,429	3,338

GS Mortgage Securities Corp.
3.120% due 05/10/2050		13,200	13,579

GS Mortgage Securities Corp. Trust
2.856% due 05/10/2034		10,700	10,751
3.203% due 02/10/2029		5,500	5,562
3.980% due 02/10/2029		17,150	17,392

GS Mortgage Securities Trust
3.722% due 10/10/2049 ~		3,037	3,066

GSR Mortgage Loan Trust
4.440% due 11/25/2035 ~		365	374
4.500% due 09/25/2035 ~		1,394	1,437

HarborView Mortgage Loan Trust
2.830% due 05/19/2035 •		296	287
3.890% due 10/19/2035 •		2,407	2,093
3.990% due 12/19/2035 ^~		2,469	1,867
4.422% due 07/19/2035 ^~		1,015	966

Hilton USA Trust
2.828% due 11/05/2035		14,400	14,441

IndyMac Adjustable Rate Mortgage Trust
3.902% due 01/25/2032 ~		1	1

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IndyMac Mortgage Loan Trust
2.574% due 01/25/2037 ^•		$2,457	$2,382
3.660% due 06/25/2036 ~		6,417	5,609

JPMorgan Chase Commercial Mortgage Securities Trust
3.394% due 06/15/2032 •		19,827	19,879

JPMorgan Mortgage Trust
4.184% due 08/25/2034 ~		1,834	1,846
4.259% due 10/25/2036 ^~		3,105	2,835
4.425% due 06/25/2035 ~		251	260
5.750% due 01/25/2036 ^		470	374

Landmark Mortgage Securities PLC
1.107% due 04/17/2044 •	GBP	18,898	22,497

LMREC, Inc.
3.408% due 02/22/2032		$7,459	7,443

MASTR Adjustable Rate Mortgages Trust
3.244% due 01/25/2047 ^•		2,770	4,196

Merrill Lynch Mortgage Investors Trust
2.654% due 11/25/2035 •		32	32
4.344% due 04/25/2035 ~		2,081	2,017

Morgan Stanley Bank of America Merrill Lynch Trust
3.069% due 02/15/2048		3,100	3,171
3.557% due 12/15/2047		7,200	7,524

Morgan Stanley Mortgage Loan Trust
4.250% due 07/25/2035 ^~		2,544	2,379

MortgageIT Trust
3.024% due 12/25/2035 •		2,385	2,368

MSSG Trust
3.397% due 09/13/2039		17,400	18,118

Prime Mortgage Trust
2.804% due 02/25/2034 •		65	61
2.904% due 02/25/2035 •		2,922	2,796

RBSSP Resecuritization Trust
4.642% due 12/25/2035 ~		9,668	9,971

Residential Accredit Loans, Inc. Trust
2.504% due 05/25/2037 •		8,543	7,997
3.804% due 08/25/2036 ^•		3,177	2,973
4.830% due 12/25/2035 ^~		417	384
6.000% due 09/25/2036		859	782
6.500% due 09/25/2036 ^		5,723	4,221

Residential Asset Securitization Trust
2.854% due 10/25/2035 •		1,571	1,352

Residential Funding Mortgage Securities, Inc. Trust
5.500% due 11/25/2035 ^		1,473	1,444
6.000% due 06/25/2037 ^		2,257	2,220

Structured Adjustable Rate Mortgage Loan Trust
2.604% due 04/25/2047 •		1,875	1,763

Structured Asset Mortgage Investments Trust
2.640% due 07/19/2035 •		1,314	1,304
3.050% due 09/19/2032 •		16	16

SunTrust Adjustable Rate Mortgage Loan Trust
4.691% due 02/25/2037 ^~		2,117	2,023

Tharaldson Hotel Portfolio Trust
3.169% due 11/11/2034 •		7,939	7,943

Thornburg Mortgage Securities Trust
3.452% due 06/25/2047 ^•		9,895	9,234
3.502% due 03/25/2037 ^•		1,265	1,177

Towd Point Mortgage Funding PLC
1.855% due 10/20/2051 •	GBP	39,000	49,717

Wachovia Mortgage Loan Trust LLC
4.849% due 05/20/2036 ^~		$2,036	2,021

WaMu Mortgage Pass-Through Certificates Trust
2.694% due 10/25/2045 •		279	279
2.904% due 02/25/2045 •		9,683	9,582
3.492% due 05/25/2037 ^~		3,886	3,257
3.700% due 12/25/2036 ^~		300	289
3.998% due 07/25/2037 ^~		2,296	2,174

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (e)	GBP	0	1,660
1.584% due 12/21/2049 •		21,090	26,608
2.284% due 12/21/2049 •		2,259	2,913
2.784% due 12/21/2049 •		1,179	1,497
3.284% due 12/21/2049 •		674	859
3.784% due 12/21/2049 •		674	842

Wells Fargo Mortgage-Backed Securities Trust
4.973% due 12/25/2034 ~		$296	307

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.986% due 01/25/2035 ~	$358	$371
4.991% due 03/25/2036 ~	629	649
5.008% due 07/25/2036 ^~	3,895	3,974

Total Non-Agency Mortgage-Backed Securities (Cost $472,107)		471,340

ASSET-BACKED SECURITIES 12.4%

Accredited Mortgage Loan Trust
2.534% due 02/25/2037 •	291	291
2.664% due 09/25/2036 •	7,196	7,079

Allegro CLO Ltd.
3.803% due 01/30/2026 •	3,429	3,432

Ally Master Owner Trust
2.714% due 07/15/2022 •	19,600	19,609

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.874% due 11/25/2035 •	8,600	8,542

Argent Securities Trust
2.554% due 07/25/2036 •	18,574	8,054
2.594% due 03/25/2036 •	6,363	4,066

Atrium Corp.
3.422% due 04/22/2027 •	16,000	15,958

Avery Point CLO Ltd.
3.680% due 04/25/2026 •	6,794	6,797

Bear Stearns Asset-Backed Securities Trust
2.554% due 11/25/2036 •	8,767	8,612
2.564% due 08/25/2036 •	1,192	1,435
3.529% due 02/25/2035 •	6,421	6,475

Capital Auto Receivables Asset Trust
2.553% due 10/20/2020 •	1,814	1,814

CARDS Trust
2.654% due 10/17/2022 •	18,200	18,201
2.744% due 04/17/2023 •	16,900	16,917
3.047% due 04/17/2023	16,900	16,996

Cent CLO Ltd.
3.667% due 10/15/2026 •	16,800	16,802

Chase Issuance Trust
2.694% due 01/15/2022 •	14,300	14,334

Chesapeake Funding LLC
3.230% due 08/15/2030	12,156	12,320

Citigroup Mortgage Loan Trust
3.024% due 12/25/2035 •	426	427
6.750% due 05/25/2036 þ	3,998	2,982

Countrywide Asset-Backed Certificates
2.544% due 06/25/2047 ^•	3,176	2,864
2.554% due 07/25/2036 ^•	1,913	1,916
2.554% due 01/25/2037 •	475	475
2.574% due 06/25/2037 •	2,134	2,135
2.634% due 05/25/2037 •	7,400	7,094
2.804% due 06/25/2036 •	6,600	6,547
3.154% due 05/25/2034 •	1,920	1,926

Countrywide Asset-Backed Certificates Trust
3.204% due 08/25/2047 •	1,450	1,450

Credit-Based Asset Servicing & Securitization Trust
2.464% due 11/25/2036 •	391	243

EMC Mortgage Loan Trust
3.144% due 05/25/2040 •	109	109

Figueroa CLO Ltd.
3.237% due 06/20/2027 •	16,800	16,758
3.497% due 01/15/2027 •	16,201	16,188

First Franklin Mortgage Loan Trust
3.139% due 09/25/2035 •	560	564

Flagship Credit Auto Trust
1.850% due 07/15/2021	666	666

Ford Credit Floorplan Master Owner Trust
2.674% due 05/15/2023 •	28,800	28,774
2.840% due 03/15/2024	16,200	16,515

Fremont Home Loan Trust
2.464% due 01/25/2037 •	73	43
2.814% due 11/25/2035 •	8,100	7,413

GSAA Trust
5.995% due 03/25/2046 ^~	9,037	5,948

GSAMP Trust
2.494% due 06/25/2036 •	4,143	2,745

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Halcyon Loan Advisors Funding Ltd.
3.692% due 10/22/2025 •		$15,648	$15,652

Home Equity Loan Trust
2.634% due 04/25/2037 •		19,200	17,621

Jamestown CLO Ltd.
3.410% due 07/25/2027 •		6,400	6,390

JMP Credit Advisors CLO Ltd.
3.438% due 01/17/2028 •		20,800	20,705

JPMorgan Mortgage Acquisition Corp.
2.794% due 05/25/2035 •		4,500	4,499
2.814% due 10/25/2035 ^•		7,200	7,043

JPMorgan Mortgage Acquisition Trust
2.664% due 03/25/2037 •		1,900	1,885

Lehman XS Trust
2.584% due 06/25/2036 •		2,610	2,269

LoanCore Issuer Ltd.
3.524% due 05/15/2028 •		16,700	16,710

Long Beach Mortgage Loan Trust
5.404% due 11/25/2032 •		9	10

LP Credit Card ABS Master Trust
4.053% due 08/20/2024 •		18,387	18,216

MASTR Asset-Backed Securities Trust
2.644% due 03/25/2036 •		5,591	4,103
2.984% due 12/25/2035 •		4,597	4,605

MidOcean Credit CLO
3.397% due 04/15/2027 •		4,700	4,687

Monarch Grove CLO
3.460% due 01/25/2028 •		10,600	10,555

Morgan Stanley ABS Capital, Inc. Trust
2.554% due 07/25/2036 •		7,728	3,891
2.654% due 08/25/2036 •		14,274	8,988

Mountain Hawk CLO Ltd.
3.801% due 04/18/2025 •		7,691	7,691

NovaStar Mortgage Funding Trust
2.644% due 11/25/2036 •		3,067	1,373

OCP CLO Ltd.
3.397% due 07/15/2027 •		11,600	11,578

OneMain Direct Auto Receivables Trust
3.430% due 12/16/2024		16,800	17,041

Option One Mortgage Loan Trust
2.544% due 03/25/2037 •		6,228	5,704
2.624% due 05/25/2037 •		11,600	8,042

Option One Mortgage Loan Trust Asset-Backed Certificates
2.864% due 11/25/2035 •		13,900	13,599

OSCAR U.S. Funding Trust
2.910% due 04/12/2021		1,956	1,959

Palmer Square CLO Ltd.
3.368% due 08/15/2026 •		11,138	11,096

Palmer Square Loan Funding Ltd.
3.493% due 04/20/2027 •		16,200	16,217

RAAC Trust
2.744% due 02/25/2036 •		1,069	1,072

Renaissance Home Equity Loan Trust
5.285% due 01/25/2037 þ		12,719	6,718

Residential Asset Mortgage Products Trust
3.084% due 04/25/2035 •		7,300	7,345

Residential Asset Securities Corp. Trust
2.564% due 06/25/2036 •		156	156
2.644% due 09/25/2036 •		7,679	7,657
2.654% due 04/25/2037 •		3,259	3,242
2.804% due 02/25/2036 •		6,500	6,277
3.064% due 12/25/2035 •		4,685	3,939
3.274% due 05/25/2035 •		419	421

Santander Retail Auto Lease Trust
2.710% due 10/20/2020		5,467	5,470

Securitized Asset-Backed Receivables LLC Trust
2.534% due 05/25/2037 ^•		1,173	915

SG Mortgage Securities Trust
2.674% due 02/25/2036 •		2,606	1,741

SLM Student Loan Trust
0.000% due 12/15/2023 •	EUR	952	1,084
2.880% due 12/15/2027 •		$9,611	9,621
2.960% due 12/15/2025 •		12,725	12,728

SMB Private Education Loan Trust
2.744% due 03/16/2026 •		5,591	5,594

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	17

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SoFi Consumer Loan Program Trust
3.010% due 04/25/2028		$15,153	$15,268

SoFi Professional Loan Program Trust
2.640% due 08/25/2047		12,066	12,096

Soundview Home Loan Trust
2.514% due 02/25/2037 •		1,828	696
3.304% due 10/25/2037 •		20,006	16,754

Specialty Underwriting & Residential Finance Trust
2.554% due 11/25/2037 •		16,915	12,337

Structured Asset Securities Corp. Mortgage Loan Trust
2.854% due 05/25/2037 •		6,600	6,359

Sudbury Mill CLO Ltd.
3.738% due 01/17/2026 •		6,452	6,457
3.758% due 01/17/2026 •		6,452	6,453

Symphony CLO Ltd.
3.627% due 10/15/2025 •		14,504	14,511

Telos CLO Ltd.
3.858% due 01/17/2027 •		9,287	9,291

Tralee CLO Ltd.
3.702% due 10/20/2028 •		15,100	15,061

Upstart Securitization Trust
3.887% due 08/20/2025		3,013	3,020

VB-S1 Issuer LLC
6.901% due 06/15/2046		2,400	2,499

Venture CLO Ltd.
3.417% due 04/15/2027 •		12,600	12,581
3.447% due 01/15/2028 •		9,700	9,674

Volkswagen Auto Loan Enhanced Trust
3.050% due 08/20/2021		15,233	15,286

Voya CLO Ltd.
3.300% due 07/25/2026 •		5,555	5,550

WaMu Asset-Backed Certificates WaMu Trust
2.654% due 04/25/2037 •		6,461	3,448

Wells Fargo Home Equity Asset-Backed Securities Trust
3.289% due 11/25/2035 •		1,357	1,363

Westlake Automobile Receivables Trust
2.980% due 01/18/2022		7,216	7,235

Zais CLO Ltd.
3.747% due 04/15/2028 •		17,700	17,738

Total Asset-Backed Securities (Cost $794,986)			821,302

SOVEREIGN ISSUES 8.9%

Autonomous Community of Catalonia
4.950% due 02/11/2020	EUR	9,600	11,228

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Brazil Letras do Tesouro Nacional
0.000% due 01/01/2020 (e)	BRL	1,086,800	$274,698
0.000% due 04/01/2020 (e)		53,500	13,342

Development Bank of Japan, Inc.
2.125% due 09/01/2022		$18,000	18,022

Japan Finance Organization for Municipalities
2.625% due 04/20/2022		21,400	21,674
3.375% due 09/27/2023		26,400	27,563

Japan International Cooperation Agency
2.750% due 04/27/2027		14,000	14,316

Korea International Bond
2.000% due 06/19/2024		1,200	1,196

Province of Ontario
1.650% due 09/27/2019		2,700	2,695
3.150% due 06/02/2022	CAD	7,300	5,803
4.000% due 10/07/2019		$700	703
4.000% due 06/02/2021	CAD	20,500	16,340
4.200% due 06/02/2020		7,000	5,464
4.400% due 04/14/2020		$600	610

Province of Quebec
2.750% due 08/25/2021		15,900	16,194
3.500% due 07/29/2020		2,900	2,945
3.500% due 12/01/2022	CAD	6,000	4,851
3.750% due 09/01/2024		4,600	3,843
4.500% due 12/01/2020		2,400	1,905

Provincia de Buenos Aires
54.501% due 04/12/2025 ~(a)	ARS	35,575	664

Qatar Government International Bond
3.375% due 03/14/2024		$12,500	12,933
3.875% due 04/23/2023		18,100	19,006
4.000% due 03/14/2029		4,000	4,318

Spain Government International Bond
0.600% due 10/31/2029	EUR	34,300	39,603
1.400% due 07/30/2028		6,800	8,482
1.450% due 04/30/2029		31,300	39,223
1.850% due 07/30/2035		4,800	6,250
2.700% due 10/31/2048		10,300	15,413

Total Sovereign Issues (Cost $578,944)			589,284

SHORT-TERM INSTRUMENTS 0.4%

CERTIFICATES OF DEPOSIT 0.2%

Lloyds Bank Corporate Markets PLC
2.843% (US0003M + 0.500%) due 09/24/2020 ~		$16,500	16,549

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COMMERCIAL PAPER 0.0%

CRH America Finance, Inc.
2.830% due 07/09/2019	$2,250	$2,248

REPURCHASE AGREEMENTS (j) 0.1%
		4,947

U.S. TREASURY BILLS 0.1%
2.128% due 07/16/2019 - 08/22/2019 (d)(e)(o)	10,195	10,179

Total Short-Term Instruments (Cost $33,874)		33,923

Total Investments in Securities (Cost $8,780,305)		8,913,860

	SHARES
INVESTMENTS IN AFFILIATES 6.6%

SHORT-TERM INSTRUMENTS 6.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.6%

PIMCO Short Asset Portfolio	38,138,633	379,327

PIMCO Short-Term Floating NAV Portfolio III	6,348,129	62,796

Total Short-Term Instruments (Cost $444,539)		442,123

Total Investments in Affiliates (Cost $444,539)		442,123

Total Investments 140.8% (Cost $9,224,844)		$9,355,983

Financial Derivative Instruments (l)(n) (0.2)% (Cost or Premiums, net $(5,778))		(12,448)

Other Assets and Liabilities, net (40.6)%		(2,699,561)

Net Assets 100.0%		$6,643,974

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

(i)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Lloyds Banking Group PLC	3.870%	09/04/2019	05/22/2108	$1,400	$1,400	0.02%
Lloyds Banking Group PLC	3.870	09/02/2020	05/22/2018	1,400	1,402	0.02
Lloyds Banking Group PLC	3.870	09/02/2021	05/22/2018	1,400	1,403	0.02

				$4,200	$4,205	0.06%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	06/28/2019	07/01/2019	$4,947	U.S. Treasury Notes 2.250% due 03/31/2021	$(5,051)	$4,947	$4,948

Total Repurchase Agreements						$(5,051)	$4,947	$4,948

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BCY	1.350%	06/18/2019	TBD	(3)	$	(882)	$(882)
BOM	2.600	05/09/2019	07/09/2019			(14,608)	(14,664)
BOS	2.700	06/17/2019	07/01/2019			(27,787)	(27,816)
	2.750	06/18/2019	07/02/2019			(6,081)	(6,087)
	3.050	06/28/2019	07/01/2019			(12,115)	(12,118)
BRC	2.450	12/24/2018	TBD	(3)		(2,576)	(2,609)
BSN	2.540	04/04/2019	07/02/2019			(79,372)	(79,865)
	2.550	05/15/2019	07/15/2019			(10,428)	(10,463)
	2.560	04/11/2019	07/11/2019			(984)	(990)
	2.620	06/27/2019	07/26/2019			(6,158)	(6,160)
CIB	2.600	04/10/2019	07/10/2019			(60,006)	(60,361)
	2.600	05/30/2019	07/08/2019			(23,806)	(23,862)
	2.600	05/30/2019	07/10/2019			(45,182)	(45,286)
	2.600	06/14/2019	07/17/2019			(6,732)	(6,740)
	2.600	06/25/2019	07/17/2019			(7,102)	(7,105)
GRE	2.580	05/22/2019	07/18/2019			(84,785)	(85,028)
JPS	2.380	06/18/2019	08/15/2019			(33,974)	(34,003)
	2.560	05/07/2019	07/09/2019			(29,426)	(29,541)
RCY	2.600	04/22/2019	07/22/2019			(9,743)	(9,793)
	2.600	05/08/2019	07/08/2019			(10,608)	(10,649)
	2.610	06/05/2019	08/02/2019			(14,314)	(14,341)
	2.800	06/24/2019	07/08/2019			(10,906)	(10,912)
TDM	2.350	04/24/2019	TBD	(3)		(986)	(990)

Total Reverse Repurchase Agreements							$(500,265)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(4)
BPG	2.560%	05/16/2019	07/16/2019	$(18,013)	$(18,072)
	2.560	05/16/2019	07/16/2019	(1,045)	(1,049)
	2.560	05/16/2019	07/16/2019	(1,082)	(1,086)
	2.660	06/10/2019	07/10/2019	(19,798)	(19,828)
	2.660	06/10/2019	07/10/2019	(23,880)	(23,917)
	2.660	06/10/2019	07/10/2019	(26,607)	(26,648)

Total Sale-Buyback Transactions					$(90,600)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	19

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (4.2)%
Fannie Mae UMBS, TBA	4.000%	08/01/2049	$75,400	$(77,757)	$(77,893)
Fannie Mae UMBS, TBA	4.500	08/01/2049	80,900	(84,503)	(84,517)
Ginnie Mae, TBA	4.000	07/01/2049	114,000	(118,127)	(118,181)

Total Short Sales (4.2)%				$(280,387)	$(280,591)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BCY	$0	$(882)	$0	$(882)	$980	$98
BOM	0	(14,664)	0	(14,664)	14,759	95
BOS	0	(46,021)	0	(46,021)	46,118	97
BRC	0	(2,609)	0	(2,609)	2,854	245
BSN	0	(97,478)	0	(97,478)	99,228	1,750
CIB	0	(143,354)	0	(143,354)	142,945	(409)
FICC	4,948	0	0	4,948	(5,051)	(103)
GRE	0	(85,028)	0	(85,028)	85,014	(14)
JPS	0	(63,544)	0	(63,544)	63,432	(112)
RCY	0	(45,695)	0	(45,695)	45,561	(134)
TDM	0	(990)	0	(990)	1,007	17

Master Securities Forward Transaction Agreement
BPG	0	0	(90,600)	(90,600)	91,434	834
BPS	0	0	0	0	(1,220)	(1,220)

Total Borrowings and Other Financing Transactions	$4,948	$(500,265)	$(90,600)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(4,482)	$(4,482)
U.S. Treasury Obligations	(39,934)	(407,505)	(48,344)	0	(495,783)

Total	$(39,934)	$(407,505)	$(48,344)	$(4,482)	$(500,265)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(90,600)	0	0	(90,600)

Total	$0	$(90,600)	$0	$0	$(90,600)

Total Borrowings	$(39,934)	$(498,105)	$(48,344)	$(4,482)	$(590,865)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(590,865)

(k)	Securities with an aggregate market value of $601,771 have been pledged as collateral under the terms of the above master agreements as of June 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2019 was $(259,710) at a weighted average interest rate of 2.582%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)	Payable for sale-buyback transactions includes $(69) of deferred price drop.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note September 2019 Futures	$106.250	08/23/2019	2,611	$2,611	$23	$3
Put - CBOT U.S. Treasury 5-Year Note September 2019 Futures	106.500	08/23/2019	5,222	5,222	45	5
Put - CBOT U.S. Treasury 5-Year Note September 2019 Futures	106.750	08/23/2019	5,695	5,695	49	6
Put - CBOT U.S. Treasury 10-Year Note September 2019 Futures	110.000	08/23/2019	915	915	8	1
Put - CBOT U.S. Treasury 10-Year Note September 2019 Futures	110.500	08/23/2019	708	708	6	1
Put - CBOT U.S. Treasury 10-Year Note September 2019 Futures	111.000	08/23/2019	529	529	5	1
Call - CBOT U.S. Treasury 30-Year Bond September 2019 Futures	194.000	08/23/2019	1,081	1,081	9	1
Call - CBOT U.S. Treasury 30-Year Bond September 2019 Futures	195.000	08/23/2019	1,252	1,252	11	1
Put - CBOT U.S. Treasury Ultra Long-Term Bond September 2019 Futures	105.000	08/23/2019	390	390	3	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond September 2019 Futures	110.000	08/23/2019	391	391	3	0

Total Purchased Options					$162	$19

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Call Options Strike @ EUR 178.000 on Euro-OAT France Government 10-Year Bond September 2019 Futures(1)	08/2019	1,100	$	13	$(1)	$0	$0
Euro-Bund 10-Year Bond September Futures	09/2019	1,574		309,169	4,435	430	0
Put Options Strike @ EUR 151.500 on Euro-Bund 10-Year Bond September 2019 Futures(1)	08/2019	1,057		12	(1)	0	0
U.S. Treasury 5-Year Note September Futures	09/2019	16,451		1,943,788	26,803	0	0
U.S. Treasury 10-Year Note September Futures	09/2019	6,252		800,061	11,062	195	0
U.S. Treasury Ultra Long-Term Bond September Futures	09/2019	3,797		674,205	24,457	0	(712)

					$66,755	$625	$(712)

SHORT FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
Description						Asset	Liability
Australia Government 3-Year Note September Futures	09/2019	319	$	(25,754)	$(35)	$36	$(7)
Australia Government 10-Year Bond September Futures	09/2019	2,841		(286,514)	(1,720)	1,616	(576)
Canada Government 10-Year Bond September Futures	09/2019	501		(54,681)	(756)	19	(126)
Euro-Buxl 30-Year Bond September Futures	09/2019	795		(183,421)	(5,180)	163	(163)
Euro-OAT France Government 10-Year Bond September Futures	09/2019	2,675		(501,492)	(10,392)	0	(730)
U.S. Treasury 30-Year Bond September Futures	09/2019	796		(123,853)	(3,334)	100	0
United Kingdom Long Gilt September Futures	09/2019	186		(30,778)	(345)	59	0

					$(21,762)	$1,993	$(1,602)

Total Futures Contracts					$44,993	$2,618	$(2,314)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin(6)
										Asset	Liability
General Electric Co.	1.000%	Quarterly	12/20/2023	0.809%		$6,100	$(428)	$480	$52	$0	$(2)
General Electric Co.	1.000	Quarterly	06/20/2024	0.928		5,600	(12)	33	21	3	0
Morgan Stanley	1.000	Quarterly	12/20/2020	0.261		12,100	201	(66)	135	1	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	0.786	EUR	14,400	25	154	179	20	0
Tesco PLC	1.000	Quarterly	06/20/2022	0.459		15,000	(732)	1,016	284	3	0

							$(946)	$1,617	$671	$27	$(2)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	21

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin(6)
									Asset	Liability
CDX.IG-31 5-Year Index	1.000%	Quarterly	12/20/2023	$	43,200	$364	$617	$981	$20	$0
CDX.IG-32 5-Year Index	1.000	Quarterly	06/20/2024		146,500	2,713	451	3,164	74	0

						$3,077	$1,068	$4,145	$94	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month CAD-Bank Bill	1.750%	Semi-Annual	12/16/2046	CAD	5,800	$712	$(378)	$334	$0	$(46)
Pay	3-Month USD-LIBOR	2.800	Semi-Annual	08/22/2023		$66,200	(1,486)	4,747	3,261	0	(46)
Pay(7)	6-Month EUR-EURIBOR	0.750	Annual	09/18/2029	EUR	56,400	495	3,089	3,584	228	0
Pay(7)	6-Month EUR-EURIBOR	0.500	Annual	12/18/2029		34,100	647	407	1,054	134	0
Pay	6-Month EUR-EURIBOR	1.613	Annual	07/04/2042		26,000	0	6,576	6,576	172	0
Pay	6-Month EUR-EURIBOR	1.623	Annual	07/04/2042		27,400	0	7,001	7,001	182	0
Pay	6-Month EUR-EURIBOR	1.624	Annual	07/04/2042		63,600	0	16,278	16,278	421	0
Pay(7)	6-Month EUR-EURIBOR	1.250	Annual	09/18/2049		22,600	171	3,639	3,810	169	0
Receive(7)	6-Month GBP-LIBOR	1.250	Semi-Annual	09/18/2024	GBP	80,300	13	(1,735)	(1,722)	49	0
Receive(7)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2029		57,300	(416)	(2,705)	(3,121)	55	0
Receive(7)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2049		28,100	451	(2,878)	(2,427)	126	0
Receive(7)	6-Month GBP-LIBOR	1.250	Semi-Annual	12/18/2049		37,500	(791)	700	(91)	164	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026	JPY	57,140,000	(3,360)	(10,670)	(14,030)	0	(196)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027		7,200,000	(375)	(1,547)	(1,922)	0	(47)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		1,700,000	118	(577)	(459)	0	(12)
Pay	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		17,350,000	663	5,082	5,745	125	0
Receive	6-Month JPY-LIBOR	0.399	Semi-Annual	06/18/2028		2,750,000	(2)	(953)	(955)	0	(20)
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		2,870,000	(212)	(968)	(1,180)	0	(25)
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	03/20/2038		8,990,000	338	(8,140)	(7,802)	0	(167)
Receive	6-Month JPY-LIBOR	0.800	Semi-Annual	10/22/2038		690,000	0	(660)	(660)	0	(13)
Receive	6-Month JPY-LIBOR	0.705	Semi-Annual	10/31/2038		2,050,000	131	(1,738)	(1,607)	0	(38)
Receive	6-Month JPY-LIBOR	0.785	Semi-Annual	11/12/2038		1,050,000	4	(976)	(972)	0	(20)
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	12/20/2038		8,880,000	538	(8,141)	(7,603)	0	(164)
Receive	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		720,000	(23)	(1,155)	(1,178)	0	(14)
Pay	28-Day MXN-TIIE	8.075	Lunar	08/26/2020	MXN	2,293,300	(1,332)	1,509	177	195	0
Pay	28-Day MXN-TIIE	8.700	Lunar	11/02/2020		1,954,600	(113)	1,317	1,204	237	0
Pay	28-Day MXN-TIIE	8.735	Lunar	11/06/2020		154,800	0	100	100	19	0
Pay	28-Day MXN-TIIE	8.720	Lunar	11/13/2020		50,600	(4)	37	33	6	0
Receive	28-Day MXN-TIIE	8.683	Lunar	11/27/2020		1,384,600	0	(914)	(914)	0	(185)
Receive	28-Day MXN-TIIE	8.855	Lunar	12/03/2020		2,757,900	51	(2,254)	(2,203)	0	(379)

							$(3,782)	$4,093	$311	$2,282	$(1,372)

Total Swap Agreements							$(1,651)	$6,778	$5,127	$2,403	$(1,374)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(6)			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$19	$2,618	$2,464	$5,101	$0	$(2,314)	$(1,374)	$(3,688)

(m)

Securities with an aggregate market value of $33,935 and cash of $65,382 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)	Future styled option.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	Unsettled variation margin asset of $61 for closed swap agreements is outstanding at period end.
(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2019	CAD	58,715		$43,782	$0	$(1,054)
	07/2019		$4,708	AUD	6,742	25	0
	07/2019		80,401	CAD	106,650	1,039	0
	08/2019	AUD	6,742		$4,713	0	(25)
	08/2019	CAD	51,586		39,248	0	(173)
	08/2019	EUR	4,962		5,630	0	(32)
	08/2019		$6,736	EUR	5,999	110	0
	08/2019		1,202	GBP	945	1	0
	09/2019	ILS	1,659		$465	0	(2)

BPS	07/2019	CAD	14,898		11,101	0	(275)
	07/2019	GBP	16,704		21,187	0	(27)
	07/2019		$447	TRY	2,645	8	0
	08/2019	GBP	70,815		$91,384	1,265	0
	08/2019	NOK	1,090		125	0	(3)
	08/2019		$5,708	EUR	5,041	44	0
	08/2019		21,220	GBP	16,705	27	0
	08/2019		73,380	JPY	7,990,100	973	0
	08/2019		1,620	MXN	31,759	23	0
	08/2019		81	RUB	5,299	2	0
	09/2019		366	KRW	433,985	10	0

BRC	07/2019	CAD	54,153		$40,394	0	(959)

BSH	01/2020	BRL	461,000		110,255	0	(7,791)

CBK	07/2019	ARS	48,723		999	0	(97)
	07/2019	AUD	9,807		6,789	0	(96)
	07/2019	CAD	27,629		20,733	0	(365)
	07/2019		$4,755	AUD	6,917	101	0
	07/2019		4,383	CAD	5,933	148	0
	08/2019	EUR	79,655		$89,958	19	(958)
	08/2019	GBP	102,608		131,372	796	(4)
	08/2019	JPY	3,207,000		29,645	40	(238)
	08/2019	MXN	31,759		1,616	0	(27)
	08/2019		$126,315	GBP	99,440	280	(47)
	08/2019		2,673	JPY	285,200	0	(19)
	01/2020	BRL	652,300		$161,161	0	(5,870)

DUB	08/2019	ARS	71,564		1,477	0	(116)

GLM	07/2019	CAD	70,512		52,944	0	(901)
	08/2019	MXN	292,556		15,036	0	(99)
	08/2019		$18,051	MXN	358,783	510	0

HUS	07/2019	CAD	30,053		$22,536	0	(413)
	07/2019		$1,357	ARS	67,363	159	0
	07/2019		64,245	CAD	86,348	1,692	0
	08/2019		3,846	GBP	3,011	0	(14)
	09/2019	CNH	1,796		$258	0	(3)

JPM	07/2019	AUD	3,852		2,659	0	(46)
	07/2019		$42,555	CAD	57,029	993	0
	08/2019	GBP	66,077		$85,336	1,246	0
	08/2019	JPY	6,475,900		59,530	0	(732)
	08/2019		$180,293	JPY	19,368,300	3	(61)
	09/2019	INR	14,380		$204	0	(3)
	09/2019	THB	32,948		1,039	0	(37)
	01/2020	BRL	53,500		12,869	0	(830)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	23

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	01/2020		$20,471	BRL	80,000	$14	$0
	04/2020	BRL	53,500		$12,708	0	(884)

SCX	07/2019		$21,143	GBP	16,705	71	0
	08/2019		1,005		791	1	0

TOR	08/2019	MXN	51,785		$2,677	0	(2)

UAG	08/2019	EUR	81,455		92,172	0	(779)

Total Forward Foreign Currency Contracts						$9,600	$(22,982)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.945%	12/09/2019	24,100	$ 1,157	$43
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.945	12/11/2019	25,300	1,194	47

GLM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.943	12/12/2019	6,100	293	12

							$ 2,644	$102

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC Fannie Mae UMBS, TBA 3.000% due 08/01/2049	$67.500	08/06/2019	25,300	$1	$0
	Put - OTC Fannie Mae UMBS, TBA 3.500% due 07/01/2049	73.000	07/08/2019	91,000	3	0
	Put - OTC Fannie Mae UMBS, TBA 4.000% due 08/01/2049	76.000	08/06/2019	169,600	7	0

JPM	Put - OTC Fannie Mae UMBS, TBA 4.000% due 07/01/2049	71.000	07/08/2019	54,000	2	0
	Put - OTC Fannie Mae UMBS, TBA 3.500% due 07/01/2049	70.000	07/08/2019	196,000	8	0

					$21	$0

Total Purchased Options					$2,665	$102

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GST	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400%	09/18/2019	14,600	$ (25)	$ 0
	Put - OTC iTraxx Europe 30 5-Year Index	Sell	2.400	09/18/2019	12,800	(25)	0

						$ (50)	$ 0

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC USD versus MXN	MXN	19.600	07/03/2019	19,000	$(164)	$(4)

GLM	Call - OTC USD versus MXN		19.640	07/11/2019	18,700	(116)	(31)

HUS	Call - OTC USD versus MXN		20.300	07/18/2019	10,000	(83)	(6)

MYI	Call - OTC USD versus MXN		19.800	07/10/2019	17,600	(148)	(14)
	Call - OTC USD versus MXN		19.800	08/01/2019	16,850	(135)	(68)
	Call - OTC USD versus MXN		20.410	08/01/2019	3,800	(38)	(5)

						$(684)	$(128)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	215.949	Maximum of [(1 + 0.000%)[10]- (Final Index/Initial Index)] or 0	03/12/2020	13,000	$(110)	$0
	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10]- (Final Index/Initial Index)] or 0	04/07/2020	31,400	(280)	0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10]- (Final Index/Initial Index)] or 0	09/29/2020	14,500	(187)	0

DUB	Floor - OTC CPURNSA	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	4,900	(37)	0
	Floor - OTC CPURNSA	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	15,400	(151)	0

						$(765)	$0

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	12/09/2019	105,900	$(1,157)	$(11)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	12/11/2019	111,200	(1,193)	(13)

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	12/12/2019	26,800	(292)	(3)

							$(2,642)	$(27)

Total Written Options							$(4,141)	$(155)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2019	0.262%	$	6,200	$(642)	$666	$24	$0
	Petrobras Global Finance BV	1.000	Quarterly	03/20/2020	0.343		500	(77)	79	2	0

BRC	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.262		2,300	(347)	356	9	0

GST	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.262		2,400	(264)	273	9	0
	Petrobras Global Finance BV	1.000	Quarterly	03/20/2020	0.343		400	(64)	66	2	0
	Russia Government International Bond	1.000	Quarterly	06/20/2024	1.138		16,100	(258)	159	0	(99)
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	1.673		15,900	(680)	189	0	(491)

HUS	Brazil Government International Bond	1.000	Quarterly	09/20/2019	0.419		15,100	24	1	25	0
	Petrobras Global Finance BV	1.000	Quarterly	03/20/2020	0.343		1,500	(274)	282	8	0

JPM	Russia Government International Bond	1.000	Quarterly	12/20/2023	1.053		300	(8)	7	0	(1)
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	1.547		100	(5)	3	0	(2)

								$(2,595)	$2,081	$79	$(593)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
DUB	CMBX.NA.AAA.6 Index	0.500%	Monthly	05/11/2063	$	10,052	$(218)	$306	$88	$0

Total Swap Agreements							$(2,813)	$2,387	$167	$(593)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$1,175	$90	$0	$1,265	$(1,286)	$(28)	$0	$(1,314)	$(49)	$0	$(49)
BPS	2,352	0	26	2,378	(305)	0	0	(305)	2,073	(2,360)	(287)
BRC	0	0	9	9	(959)	0	0	(959)	(950)	922	(28)
BSH	0	0	0	0	(7,791)	0	0	(7,791)	(7,791)	7,494	(297)
CBK	1,384	0	0	1,384	(7,721)	0	0	(7,721)	(6,337)	5,271	(1,066)
DUB	0	0	88	88	(116)	0	0	(116)	(28)	(100)	(128)
GLM	510	12	0	522	(1,000)	(34)	0	(1,034)	(512)	450	(62)
GST	0	0	11	11	0	0	(590)	(590)	(579)	808	229
HUS	1,851	0	33	1,884	(430)	(6)	0	(436)	1,448	(1,305)	143
JPM	2,256	0	0	2,256	(2,593)	0	(3)	(2,596)	(340)	290	(50)
MYI	0	0	0	0	0	(87)	0	(87)	(87)	307	220
SCX	72	0	0	72	0	0	0	0	72	0	72
TOR	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
UAG	0	0	0	0	(779)	0	0	(779)	(779)	938	159

Total Over the Counter	$9,600	$102	$167	$9,869	$(22,982)	$(155)	$(593)	$(23,730)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	25

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

(o)

Securities with an aggregate market value of $16,480 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$19	$19
Futures	0	0	0	0	2,618	2,618
Swap Agreements	0	182	0	0	2,282	2,464

	$0	$182	$0	$0	$4,919	$5,101

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,600	$0	$9,600
Purchased Options	0	0	0	0	102	102
Swap Agreements	0	167	0	0	0	167

	$0	$167	$0	$9,600	$102	$9,869

	$0	$349	$0	$9,600	$5,021	$14,970

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,314	$2,314
Swap Agreements	0	2	0	0	1,372	1,374

	$0	$2	$0	$0	$3,686	$3,688

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$22,982	$0	$22,982
Written Options	0	0	0	128	27	155
Swap Agreements	0	593	0	0	0	593

	$0	$593	$0	$23,110	$27	$23,730

	$0	$595	$0	$23,110	$3,713	$27,418

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(485)	$(485)
Written Options	0	0	0	0	728	728
Futures	0	0	0	0	(16,550)	(16,550)
Swap Agreements	0	6,920	0	0	19,148	26,068

	$0	$6,920	$0	$0	$2,841	$9,761

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$14,043	$0	$14,043
Purchased Options	0	0	0	(5)	(57)	(62)
Written Options	0	247	0	4,892	23	5,162
Swap Agreements	0	1,433	0	0	0	1,433

	$0	$1,680	$0	$18,930	$(34)	$20,576

	$0	$8,600	$0	$18,930	$2,807	$30,337

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(34)	$(34)
Futures	0	0	0	0	38,170	38,170
Swap Agreements	0	3,566	0	0	5,519	9,085

	$0	$3,566	$0	$0	$43,655	$47,221

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(22,869)	$0	$(22,869)
Purchased Options	0	0	0	0	(2,316)	(2,316)
Written Options	0	97	0	556	2,210	2,863
Swap Agreements	0	410	0	0	0	410

	$0	$507	$0	$(22,313)	$(106)	$(21,912)

	$0	$4,073	$0	$(22,313)	$43,549	$25,309

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$820	$43,128	$43,948
Corporate Bonds & Notes
Banking & Finance	0	1,849,940	0	1,849,940
Industrials	0	987,589	0	987,589
Specialty Finance	0	4,205	0	4,205
Utilities	0	252,179	0	252,179
Municipal Bonds & Notes
Illinois	0	3,666	0	3,666
Iowa	0	877	0	877
Texas	0	4,005	0	4,005
U.S. Government Agencies	0	3,162,583	0	3,162,583
U.S. Treasury Obligations	0	689,019	0	689,019
Non-Agency Mortgage-Backed Securities	0	464,892	6,448	471,340
Asset-Backed Securities	0	821,302	0	821,302
Sovereign Issues	0	589,284	0	589,284
Non-Agency Mortgage-Backed Securities	0	0	0	0
Short-Term Instruments
Certificates of Deposit	0	16,549	0	16,549
Commercial Paper	0	2,248	0	2,248
Repurchase Agreements	0	4,947	0	4,947
U.S. Treasury Bills	0	10,179	0	10,179

	$0	$8,864,284	$49,576	$8,913,860

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$442,123	$0	$0	$442,123

Total Investments	$442,123	$8,864,284	$49,576	$9,355,983

Short Sales, at Value - Liabilities
Non-Agency Mortgage-Backed Securities	0	0	0	0
U.S. Government Agencies	0	(280,591)	0	(280,591)

	$0	$(280,591)	$0	$(280,591)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	2,618	2,422	0	5,040
Over the counter	0	9,869	0	9,869

	$2,618	$12,291	$0	$14,909

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2,314)	(1,374)	0	(3,688)
Over the counter	0	(23,730)	0	(23,730)

	$(2,314)	$(25,104)	$0	$(27,418)

Total Financial Derivative Instruments	$304	$(12,813)	$0	$(12,509)

Totals	$442,427	$8,570,880	$49,576	$9,062,883

There were no significant transfers into or out of Level 3 during the period ended June 30, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	27

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Total Return Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2019 (Unaudited)

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification (“ASC”) 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official

SEMIANNUAL REPORT	JUNE 30, 2019	29

Notes to Financial Statements (Cont.)

closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The

Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2019 (Unaudited)

market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may

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incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2019 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$372,701	$5,726	$0	$0	$900	$379,327	$5726	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$142,391	$794,475	$(874,200)	$156	$(26)	$62,796	$2,944	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Bank Obligations   in which the Portfolio may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Portfolio deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S.

Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct

SEMIANNUAL REPORT	JUNE 30, 2019	33

Notes to Financial Statements (Cont.)

interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes

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that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio at June 30, 2019, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

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Notes to Financial Statements (Cont.)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

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6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to

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Notes to Financial Statements (Cont.)

the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The

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manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

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Notes to Financial Statements (Cont.)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or

“floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

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Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

Convertible Securities Risk is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

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Notes to Financial Statements (Cont.)

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo

Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

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9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.25%	0.25%	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At June 30, 2019, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

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Notes to Financial Statements (Cont.)

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended June 30, 2019, were as follows (amounts in thousands†):

Purchases	Sales

$32,969	$62,829

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$27,553,409	$28,101,188	$722,588	$616,789

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2019		Year Ended 12/31/2018

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	1,442	$15,352	2,492	$26,495

Administrative Class	22,010	234,569	36,383	388,110

Advisor Class	9,947	106,390	23,594	252,308
Issued as reinvestment of distributions

Institutional Class	139	1,492	300	3,171

Administrative Class	5,900	63,374	14,669	154,858

Advisor Class	3,484	37,428	8,979	94,820
Cost of shares redeemed

Institutional Class	(931)	(9,922)	(2,398)	(25,511)

Administrative Class	(35,180)	(375,008)	(80,339)	(853,623)

Advisor Class	(17,198)	(183,437)	(71,809)	(762,693)

Net increase (decrease) resulting from Portfolio share transactions	(10,387)	$(109,762)	(68,129)	$(722,065)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

44	PIMCO VARIABLE INSURANCE TRUST

June 30, 2019 (Unaudited)

As of June 30, 2019, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 25% of the Portfolio. One of the shareholders is a related party and comprises 13% of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2019, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2018, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Total Return Portfolio	$51,973	$81,899

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$8,944,633	$309,168	$(142,131)	$167,037

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2019	45

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BCY	Barclays Capital, Inc.	BSS	Banco Santander S.A.	HUS	HSBC Bank USA N.A.

BOA	Bank of America N.A.	CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.

BOM	Bank of Montreal	CIB	Canadian Imperial Bank of Commerce	JPS	JP Morgan Securities, Inc.

BOS	Merrill Lynch, Pierce, Fenner & Smith, Inc.	DUB	Deutsche Bank AG	MYI	Morgan Stanley & Co. International PLC

BPG	BNP Paribas Securities Corp.	FAR	Wells Fargo Bank National Association	RCY	Royal Bank of Canada

BPS	BNP Paribas S.A.	FICC	Fixed Income Clearing Corporation	SCX	Standard Chartered Bank

BRC	Barclays Bank PLC	GLM	Goldman Sachs Bank USA	TDM	TD Securities (USA) LLC

BSH	Banco Santander S.A. - New York Branch	GRE	RBS Securities, Inc.	TOR	Toronto Dominion Bank

BSN	Bank of Nova Scotia	GST	Goldman Sachs International	UAG	UBS AG Stamford

Currency Abbreviations:

ARS	Argentine Peso	GBP	British Pound	NOK	Norwegian Krone

AUD	Australian Dollar	ILS	Israeli Shekel	RUB	Russian Ruble

BRL	Brazilian Real	INR	Indian Rupee	THB	Thai Baht

CAD	Canadian Dollar	JPY	Japanese Yen	TRY	Turkish New Lira

CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	USD (or $)	United States Dollar

EUR	Euro	MXN	Mexican Peso

Exchange Abbreviations:

CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:

CDX.IG	Credit Derivatives Index - Investment Grade	EUR003M	3 Month EUR Swap Rate	LIBOR03M	3 Month USD-LIBOR

CMBX	Commercial Mortgage-Backed Index	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	US0003M	3 Month USD Swap Rate

CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Other Abbreviations:

ABS	Asset-Backed Security	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

ALT	Alternate Loan Trust	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TBD	To-Be-Determined

CLO	Collateralized Loan Obligation	OAT	Obligations Assimilables du Trésor	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

DAC	Designated Activity Company	PIK	Payment-in-Kind	UMBS	Uniform Mortgage-Backed Security

EURIBOR	Euro Interbank Offered Rate

46	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT18SAR_063019

Item 2.     Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.     Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.     Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.     Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.     Schedule of Investments.

The information required by this Item 6 is included as part of the semiannual reports to shareholders filed under Item 1 of this Form N-CSR.

Item 7.     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.     Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.     Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.    Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.     Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting

Item 12.     Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.     Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable for open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Variable Insurance Trust

By:	/s/ Eric D. Johnson

Eric D. Johnson
President (Principal Executive Officer)

Date:	August 27, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson

Eric D. Johnson
President (Principal Executive Officer)

Date:	August 27, 2019

By:	/s/ Bradley Todd

Bradley Todd
Treasurer (Principal Financial & Accounting Officer)

Date:	August 27, 2019